                                                    Filed Pursuant to Rule 424B5
                                               Registration File No.: 333-116258

The information in this prospectus supplement is subject to completion. These securities may not be sold nor may offers to purchase be accepted prior to the time a final prospectus is delivered. This prospectus supplement is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities, in any jurisdiction where that offer, solicitation or sale is not permitted.

                   SUBJECT TO COMPLETION, DATED JULY 29, 2005
            PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED JULY 29, 2005

                                 $1,220,017,000
                                 (Approximate)

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-C4
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   depositor

                             COLUMN FINANCIAL, INC.
                          KEYBANK NATIONAL ASSOCIATION
                             mortgage loan sellers

                               ----------------

     We, Credit Suisse First Boston Mortgage Securities Corp., intend to establish a trust fund. The primary assets of that trust fund will consist of
160 commercial and multifamily mortgage loans, with the characteristics described in this prospectus supplement. The trust fund will issue 27 classes of certificates, eleven (11) of which are being offered by this prospectus supplement, as listed below. The trust fund will pay interest and/or principal monthly, commencing in September 2005. The offered certificates represent obligations of the trust fund only and do not represent obligations of or interests in us or any of our affiliates. We do not intend to list the offered certificates on any national securities exchange or any automated quotation system of any registered securities association.

     The underwriters have agreed to purchase the offered certificates from us at a price of  % of the total initial principal balance of the offered certificates plus accrued interest from August 1, 2005. The underwriters propose to offer the offered certificates from time to time for sale in negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to the prevailing market prices or at negotiated prices.

     INVESTING IN THE OFFERED CERTIFICATES INVOLVES RISKS. SEE "RISK FACTORS"
BEGINNING ON PAGE S-38 OF THIS PROSPECTUS SUPPLEMENT.



                            APPROXIMATE           INITIAL                                                     EXPECTED
                           TOTAL INITIAL       PASS-THROUGH       ASSUMED FINAL          RATED FINAL           RATINGS
   OFFERED CLASSES       PRINCIPAL BALANCE         RATE         DISTRIBUTION DATE     DISTRIBUTION DATE     (MOODY'S/S&P)
---------------------   -------------------   --------------   -------------------   -------------------   --------------

Class A-1 ...........       $ 39,000,000              %             May 2010            August 2038            Aaa/AAA
Class A-2 ...........       $138,000,000              %           August 2010           August 2038            Aaa/AAA
Class A-3 ...........       $113,000,000              %            July 2012            August 2038            Aaa/AAA
Class A-AB ..........       $ 45,000,000              %           August 2014           August 2038            Aaa/AAA
Class A-4 ...........       $310,000,000              %            June 2015            August 2038            Aaa/AAA
Class A-4M ..........       $ 44,502,000              %            June 2015            August 2038            Aaa/AAA
Class A-1-A .........       $377,179,000              %            July 2015            August 2038            Aaa/AAA
Class A-J ...........       $ 93,335,000              %            July 2015            August 2038            Aaa/AAA
Class B .............       $ 23,334,000              %            July 2015            August 2038            Aa2/AA
Class C .............       $ 13,333,000              %            July 2015            August 2038            Aa3/AA-
Class D .............       $ 23,334,000              %            July 2015            August 2038             A2/A


     Delivery of the offered certificates, in book-entry form only, will be made on or about August  , 2005.

     At the depositor's option, one or more classes of offered certificates may be offered with a floating pass-through rate rather than a fixed pass-through rate as indicated in the preceding table as more particularly described herein under "Summary of Prospectus Supplement--The Offered Certificates--Swap
Certificates."

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

     Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of
McDonald Investments Inc., Deutsche Bank Securities Inc. and Wachovia Capital
Markets, LLC will act as underwriters with respect to this offering. Credit
Suisse First Boston LLC will be the lead manager and the sole book running manager. KeyBanc Capital Markets, Deutsche Bank Securities Inc. and Wachovia
Capital Markets, LLC will be the co-managers. Not every underwriter will be obligated to purchase offered certificates from us.

CREDIT SUISSE FIRST BOSTON
                KEYBANC CAPITAL MARKETS
                                    DEUTSCHE BANK SECURITIES
                                                            WACHOVIA SECURITIES

           The date of this prospectus supplement is August   , 2005.

[CREDIT SUISSE FIRST BOSTON LOGO]

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-C4

[CHART OMITTED]

[ ]  (LESS THAN OR EQUAL TO) 1.0% OF INITIAL MORTGAGE POOL BALANCE
[ ]  1.0% - 5.9% OF INITIAL MORTGAGE POOL BALANCE
[ ]  6.0% - 10.0% OF INITIAL MORTGAGE POOL BALANCE
[ ]  (MORE THAN) 10.0% OF INITIAL MORTGAGE POOL BALANCE

[PIE CHART OMITTED]

OFFICE           12.1%
RETAIL           42.9%
MULTIFAMILY      30.3%
HOTEL            11.0%
MIXED USE         2.0%
SELF STORAGE      0.8%
INDUSTRIAL        0.9%

                                  [MAP OMITTED]

NEW YORK                          ALABAMA                     IDAHO
7 PROPERTIES                      1 PROPERTY                  5 PROPERTIES
3.3% OF TOTAL                     0.1% OF TOTAL               1.3% OF TOTAL

MAINE                             MISSISSIPPI
1 PROPERTY                        1 PROPERTY                  WYOMING
0.6% OF TOTAL                     0.3% OF TOTAL               1 PROPERTY
                                                              0.1% OF TOTAL

MASSACHUSETTS                     LOUISIANA                   KANSAS
1 PROPERTY                        1 PROPERTY                  1 PROPERTY
0.9% OF TOTAL                     0.3% OF TOTAL               0.6% OF TOTAL

CONNECTICUT                       TEXAS                       MISSOURI
3 PROPERTIES                      20 PROPERTIES               1 PROPERTY
2.9% OF TOTAL                     11.5% OF TOTAL              0.3% OF TOTAL

NEW JERSEY                        OKLAHOMA                    MINNESOTA
2 PROPERTIES                      1 PROPERTY                  1 PROPERTY
0.6% OF TOTAL                     0.3% OF TOTAL               2.1% OF TOTAL

DELAWARE                          COLORADO                    WISCONSIN
1 PROPERTY                        2 PROPERTIES                2 PROPERTIES
0.3% OF TOTAL                     0.6% OF TOTAL               0.4% OF TOTAL

MARYLAND                          ARIZONA                     ILLINOIS
7 PROPERTIES                      7 PROPERTIES                4 PROPERTIES
2.4% OF TOTAL                     2.6% OF TOTAL               3.6% OF TOTAL

VIRGINIA                          NEVADA                      INDIANA
3 PROPERTIES                      3 PROPERTIES                2 PROPERTIES
0.6% OF TOTAL                     1.3% OF TOTAL               0.9% OF TOTAL

NORTH CAROLINA                    SOUTHERN CALIFORNIA         MICHIGAN
5 PROPERTIES                      13 PROPERTIES               6 PROPERTIES
1.7% OF TOTAL                     22.9% OF TOTAL              1.9% OF TOTAL

SOUTH CAROLINA                    NORTHERN CALIFORNIA         OHIO
2 PROPERTIES                      3 PROPERTIES                23 PROPERTIES
1.0% OF TOTAL                     0.8% OF TOTAL               8.2% OF TOTAL

GEORGIA                           CALIFORNIA                  PENNSYLVANIA
6 PROPERTIES                      16 PROPERTIES               3 PROPERTIES
2.4% OF TOTAL                     23.7% OF TOTAL              1.5% OF TOTAL

FLORIDA                           UTAH
14 PROPERTIES                     4 PROPERTIES
9.2% OF TOTAL                     4.3% OF TOTAL

KENTUCKY                          OREGON
1 PROPERTY                        1 PROPERTY
0.2% OF TOTAL                     0.6% OF TOTAL

TENNESSEE                         WASHINGTON
5 PROPERTIES                      5 PROPERTIES
4.9% OF TOTAL                     1.6% OF TOTAL

[STERLING POINTE PICTURE OMITTED]

84. STERLING POINTE
    FORT WORTH, TX

[TRAILS END MARKETPLACE PICTURE OMITTED]

15. TRAILS END MARKETPLACE
    OREGON CITY, OR

[CIRCLE PARK APARTMENTS PICTURE OMITTED]

9. CIRCLE PARK APARTMENTS
   CHICAGO, IL

[THE BIORELIANCE BUILDING PICTURE OMITTED]

42. THE BIORELIANCE BUILDING
    ROCKVILLE, MD

[MANSIONS AT COYOTE RIDGE PICTURE OMITTED]

5. MANSIONS AT COYOTE RIDGE
   CARROLTON, TX

[LYNWOOD MARKETPLACE PICTURE OMITTED]

2. LYNWOOD MARKETPLACE
   LYNWOOD, CA

[SHELBORNE PARK II PICTURE OMITTED]

147. SHELBORNE PARK II
     BATTLE CREEK, MI

[COURTYARD TOLEDO MAUMEE PICTURE OMITTED]

4C. COURTYARD TOLEDE MAUMEE
    MAUMEE, OH

[BANK OF AMERICA - WEST PALM BEACH PICTURE OMITTED]

18. BANK OF AMERICA - WEST PALM BEACH
    WEST PALM BEACH, FL

[WESTVIEW CORPORATE CENTER I PICTURE OMITTED]

85. WESTVIEW CORPORATE CENTER I
    FREDERICK, MD

[TWO RODEO DRIVE PICTURE OMITTED]

1. TWO RODEO DRIVE
   BEVERLY HILLS, CA

                         -----------------------------

                              PROSPECTUS SUPPLEMENT

IMPORTANT NOTICE ABOUT INFORMATION
   PRESENTED IN THIS PROSPECTUS SUPPLEMENT
   AND THE ACCOMPANYING PROSPECTUS                         S-4

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS FOR

                        EXHIBITS TO PROSPECTUS SUPPLEMENT

EXHIBIT A-1       --        CHARACTERISTICS OF THE UNDERLYING MORTGAGE LOANS AND
                            THE RELATED MORTGAGED REAL PROPERTIES

EXHIBIT A-2       --        MORTGAGE POOL INFORMATION

EXHIBIT B         --        FORM OF TRUSTEE REPORT

EXHIBIT C         --        DECREMENT TABLES FOR THE OFFERED CERTIFICATES

EXHIBIT D         --        SCHEDULE OF REFERENCE RATES

EXHIBIT E         --        CLASS A-AB TARGETED PRINCIPAL BALANCE TABLE

EXHIBIT F         --        GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION
                            PROCEDURES

                                   PROSPECTUS

IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN

                            -----------------------

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR
TO WHICH WE HAVE REFERRED YOU. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH
INFORMATION THAT IS DIFFERENT. THIS DOCUMENT MAY ONLY BE USED WHERE IT IS LEGAL
TO SELL THESE SECURITIES. THE INFORMATION IN THIS DOCUMENT MAY ONLY BE ACCURATE
ON THE DATE OF THIS DOCUMENT.

                      DEALER PROSPECTUS DELIVERY OBLIGATION

         UNTIL       , 2005, ALL DEALERS THAT EFFECT TRANSACTIONS IN THE OFFERED
CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO
DELIVER A PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. THIS IS IN
ADDITION TO THE DEALER'S OBLIGATION TO DELIVER A PROSPECTUS SUPPLEMENT AND THE
ACCOMPANYING PROSPECTUS WHEN ACTING AS AN UNDERWRITER AND WITH RESPECT TO UNSOLD
ALLOTMENTS OR SUBSCRIPTIONS.

                                      S-3

   IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT
                         AND THE ACCOMPANYING PROSPECTUS

         We provide information to you about the offered certificates in two separate documents that progressively provide more detail--

         o    the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates, and

         o    this prospectus supplement, which describes the specific terms of the offered certificates.

         You should read both this prospectus supplement and the accompanying prospectus in full to obtain material information concerning the offered certificates.

         In addition, we have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus supplement and the accompanying prospectus form a part of that registration statement. However, this prospectus supplement and the accompanying prospectus do not contain all of the information contained in our registration statement. For further information regarding the documents referred to in this prospectus supplement and the accompanying prospectus, you should refer to our registration statement and the exhibits to it. Our registration statement and the exhibits to it can be inspected and copied at prescribed rates at the public reference facility maintained by the SEC at its public reference room, 450 Fifth Street, N.W.,
Washington, D.C. 20549. Information on the operation of the public reference room can be obtained by calling the SEC at 1-800-SEC-0330. Copies of these materials can also be obtained electronically through the SEC's internet web site (http://www.sec.gov).

         The photographs of mortgaged real properties included in this prospectus supplement are not representative of all the mortgaged real properties that secure the mortgage loans expected to back the offered certificates or of any particular type of mortgaged real property.

         This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The Table of Contents in each of this prospectus supplement and the accompanying prospectus identify the pages where these sections are located.

                    NOTICE TO RESIDENTS OF THE UNITED KINGDOM

         The trust fund described in this prospectus supplement is a collective investment scheme as defined in the Financial Services and Markets Act 2000
("FSMA") of the United Kingdom. It has not been authorized, or otherwise recognized or approved, by the United Kingdom's Financial Services Authority
and, as an unregulated collective investment scheme, accordingly cannot be marketed in the United Kingdom to the general public.

         The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at, persons who (i) are outside the United Kingdom, or (ii) have professional experience in matters relating to investments, or (iii) are persons falling within Article 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act
2000 (Financial Promotion) Order 2001 (all such persons together being referred to as "FPO Persons"); and (B) if made by a person who is an authorized person under the FSMA, is being made only to, or directed only at, persons who (i) are outside the United Kingdom, or (ii) have professional experience in participating in unregulated collective investment schemes, or (iii) are persons falling within Article 22(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act
2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001 (all
such persons together being referred to as "PCIS Persons" and, together with the
FPO Persons, the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

         Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                      S-4

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision.

         To understand all of the terms of the offered certificates, carefully read this prospectus supplement and the accompanying prospectus.

         This summary provides an overview of certain information to aid your understanding and is qualified by the full description presented in this prospectus supplement and the accompanying prospectus.

                              TRANSACTION OVERVIEW
                              --------------------

         The offered certificates will be part of a series of commercial mortgage pass-through certificates designated as the Series 2005-C4 Commercial
Mortgage Pass-Through Certificates. The series 2005-C4 certificates will consist of 27 classes. The table below identifies and specifies various characteristics for 24 of those classes.



                                          APPROXIMATE
                                             % OF
                         INITIAL TOTAL       TOTAL                                           ASSUMED
                           PRINCIPAL        INITIAL                                          WEIGHTED                 ASSUMED
              EXPECTED    BALANCE OR      CERTIFICATE  APPROXIMATE  PASS-THROUGH  INITIAL    AVERAGE     ASSUMED       FINAL
              RATINGS      NOTIONAL        PRINCIPAL     CREDIT        RATE      PASS-THROUGH  LIFE     PRINCIPAL   DISTRIBUTION
  CLASS    (MOODY'S/S&P)    AMOUNT          BALANCE      SUPPORT    DESCRIPTION     RATE     (YEARS)      WINDOW       DATE
--------  --------------  -------------  ------------  ------------ -----------  ----------- --------  ----------  --------------

   A-1       Aaa/AAA       $39,000,000        2.92%     20.00%                       %        2.7       9/05-5/10     May 2010
   A-2       Aaa/AAA      $138,000,000       10.35%     20.00%                       %        4.8       5/10-8/10   August 2010
   A-3       Aaa/AAA      $113,000,000        8.47%     20.00%                       %        6.8       5/12-7/12    July 2012
  A-AB       Aaa/AAA       $45,000,000        3.37%     20.00%                       %        7.0       8/10-8/14   August 2014
   A-4       Aaa/AAA      $310,000,000       23.25%     30.04%                       %        9.6       8/14-6/15    June 2015
  A-4M       Aaa/AAA       $44,502,000        3.34%     20.00%                       %        9.8       6/15-6/15    June 2015
  A-1-A      Aaa/AAA      $377,179,000       28.29%     20.00%                       %        9.2       9/05-7/15    July 2015
   A-J       Aaa/AAA       $93,335,000        7.00%     13.00%                       %        9.9       7/15-7/15    July 2015
    B        Aa2/AA        $23,334,000        1.75%     11.25%                       %        9.9       7/15-7/15    July 2015
    C        Aa3/AA-       $13,333,000        1.00%     10.25%                       %        9.9       7/15-7/15    July 2015
    D         A2/A         $23,334,000        1.75%      8.50%                       %        9.9       7/15-7/15    July 2015
    E         A3/A-        $16,667,000        1.25%      7.25%                       %        N/A          N/A          N/A
    F       Baa1/BBB+      $16,667,000        1.25%      6.00%                       %        N/A          N/A          N/A
    G       Baa2/BBB       $13,333,000        1.00%      5.00%                       %        N/A          N/A          N/A
    H       Baa3/BBB-      $16,667,000        1.25%      3.75%                       %        N/A          N/A          N/A
    J        Ba1/BB+        $5,000,000        0.37%      3.38%                       %        N/A          N/A          N/A
    K        Ba2/BB         $8,334,000        0.63%      2.75%                       %        N/A          N/A          N/A
    L        Ba3/BB-        $6,666,000        0.50%      2.25%                       %        N/A          N/A          N/A
    M         B1/B+         $1,667,000        0.13%      2.13%                       %        N/A          N/A          N/A
    N         B2/B          $5,000,000        0.37%      1.75%                       %        N/A          N/A          N/A
    O         B3/B-         $5,000,000        0.37%      1.38%                       %        N/A          N/A          N/A
    P         NR/NR        $18,334,236        1.38%      0.00%                       %        N/A          N/A          N/A
   A-X       Aaa/AAA      $1,333,352,236       N/A        N/A      Variable IO       %        N/A          N/A          N/A
   A-SP      Aaa/AAA      $1,213,113,000       N/A        N/A      Variable IO       %        N/A          N/A          N/A


         In reviewing the foregoing table, please note that:

         o    Only the class A-1, A-2, A-3, A-AB, A-4, A-4M, A-1-A, A-J, B, C and D certificates are offered by this prospectus supplement.

         o    At the depositor's option, one or more classes of certificates may be issued with a floating pass-through rate rather than a fixed pass-through rate as indicated in the preceding table. In the event that the depositor exercises any such option, such classes of certificates would represent interests in a grantor trust, the assets of which would include, among other things, a related uncertificated REMIC regular interest (designated as REMIC II regular interest), and the rights and obligations under a swap agreement entered into in connection therewith. If and for so long as it is in effect, such swap agreement will provide, among other things, that amounts payable as interest with respect to the related uncertificated REMIC II regular interest would be
              exchanged for amounts payable as interest under such swap
              agreement, with payments to be made between the swap counterparty and the trustee on behalf of the trust on a net basis. The swap agreement would calculate the accrual of interest on a notional amount equal to the total principal balance of the related class of certificates outstanding from time to time. At any time, the total principal balance of any such class of floating rate certificates would equal the total principal balance of the related REMIC II regular interest. See "Description of the Swap
              Agreement" in this prospectus supplement.

                                      S-5

         o    The ratings shown in the foregoing table are those of Moody's
              Investors Service, Inc. and Standard & Poor's Ratings Services, a
              division of The McGraw-Hill Companies, Inc., respectively. "NR"
              means not rated.

         o    Subject to the discussion under "Rating" in this prospectus supplement, the ratings on the offered certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date, provided that the ratings on any such class of floating rate certificates would not address the payment of interest thereon at a rate in excess of the pass-through rate for the related REMIC II regular interest. The rated final
              distribution date for each class of offered certificates is the distribution date in August 2038.

         o    All of the classes in the table shown on page S-5, except the A-X and A-SP classes, will have principal balances. All of the classes shown in that table will bear interest. The series 2005-C4 certificates with principal balances constitute the series 2005-C4 principal balance certificates.

         o    For purposes of calculating the accrual of interest, the class A-X certificates will have a total notional amount that is, as of any date of determination, equal to the then total principal balance of the class ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,
              ,  , and certificates.

         o    For purposes of calculating the accrual of interest, the class
              A-SP certificates will have a total notional amount that is--

              (1)  during the period from the date of initial issuance of the series 2005-C4 certificates through and including the
                   distribution date in , the sum of (a) the lesser of $ and the total principal balance of the class certificates outstanding from time to time, (b) the lesser of $ and the total
                   principal balance of the class certificates outstanding from time to time, and (c) the total principal balance of the
                   class  ,  ,  ,  ,  ,  ,  , and certificates outstanding from time to time;

              (2)  during the period following the distribution date in through and including the distribution date in , the sum of (a) the lesser of $ and the total principal balance of the class
                   certificates outstanding from time to time, (b) the lesser of
                   $ and the total principal balance of the class certificates outstanding from time to time, and (c) the total principal balance of the class ,  ,  ,  ,  ,  , and certificates;

              (3)  during the period following the distribution date in through and including the distribution date in , the sum of (a) the lesser of $ and the total principal balance of the class
                   certificates outstanding from time to time, (b) the lesser of
                   $ and the total principal balance of the class certificates outstanding from time to time, and (c) the total principal balance of the class  ,  ,  ,  ,  ,  , and certificates;

              (4)  during the period following the distribution date in through and including the distribution date in , the sum of (a) the lesser of $ and the total principal balance of the class
                   certificates outstanding from time to time, (b) the lesser of
                   $ and the total principal balance of the class certificates outstanding from time to time, and (c) the total principal balance of the class  ,  ,  ,  ,  ,  , and certificates;

              (5)  during the period following the distribution date in through and including the distribution date in , the sum of (a) the lesser of $ and the total principal balance of the class
                   certificates outstanding from time to time, (b) the lesser of
                   $ and the total principal balance of the class certificates outstanding from time to time, and (c) the total principal balance of the class  ,  ,  ,  ,  , and certificates;

              (6)  during the period following the distribution date in through and including the distribution date in , the sum of (a) the
                   lesser of $     and the total principal balance of the class
                   certificates outstanding from time to time, (b) the lesser of
                   $       and the total principal balance of the class
                   certificates outstanding from time to time, (c) the total
                   principal balance of the class  ,  ,  , and certificates
                   outstanding from time to time and (d)

                                      S-6

                   the lesser of and the total principal balance of the class certificates outstanding from time to time;

              (7)  during the period following the distribution date in through and including the distribution date in , the sum of (a) the
                   lesser of $     and the total principal balance of the class
                   certificates outstanding from time to time, (b) the lesser of
                   $      and the total principal balance of the class
                   certificates outstanding from time to time, (c) the total
                   principal balance of the class , and certificates
                   outstanding from time to time and (d) the lesser of and the total principal balance of the class certificates
                   outstanding from time to time; and

              (8)  following the distribution date in                   , $0.

         o    The total initial principal balance or notional amount of any class shown in the table on page S-5 may be larger or smaller depending on, among other things, the actual initial mortgage pool balance. The initial mortgage pool balance may be 5% more or less than the amount shown in this prospectus supplement.

         o    Each class identified in the table on page S-5 as having a "Fixed"
              pass-through rate has a fixed pass-through rate that will remain constant at the initial pass-through rate shown for that class in that table.

         o    Each class identified in the table on page S-5 as having a "WAC"
              pass-through rate has a variable pass-through rate equal to a weighted average coupon derived from net interest rates on the underlying mortgage loans.

         o    Each class identified in the table on page S-5 as having a "WAC
              Cap" pass-through rate has a variable pass-through rate equal to the lesser of--

              (a)  the initial pass-through rate shown for that class in that table, and

              (b)  a weighted average coupon derived from net interest rates on the underlying mortgage loans.

         o    If the depositor exercises its option to create one or more classes of floating rate certificates, and in connection therewith a swap agreement is in effect for each such class and there exists no continuing payment default by the swap counterparty under such swap agreement, the pass-through rate for the applicable class or classes of certificates with a floating pass-through rate for any interest accrual period would equal LIBOR plus a specified percentage applicable to such class; except that if (a) the total amount of interest distributions with respect to the related REMIC
              II regular interest for any distribution date is less than (b)
              1/12th of the product of (i) the specified percentage applicable to the related REMIC II regular interest, multiplied by (ii) the total principal balance of such class or classes of floating rate certificates immediately prior to that distribution date, then there would be a proportionate reduction to the amount of interest distributable on such class or classes of floating rate
              certificates. The pass-through rate for the related REMIC II regular interest either will be fixed at a specified percentage per annum, or will be variable, and from time to time will equal the lesser of (a) a specified percentage per annum applicable to the related REMIC II regular interest and (b) a weighted average coupon derived from the net interest rates on the underlying mortgage loans; provided that if the weighted average coupon derived from the net interest rates on the underlying mortgage loans limits the amount of interest payable to the swap
              counterparty, then there would be a proportionate reduction to the amount of interest distributable on the related class or classes of floating rate certificates. Under certain circumstances described in this prospectus supplement, the pass-through rate applicable to any class of floating rate certificates may convert to the pass-through rate that is applicable to the related REMIC
              II regular interest. If any class or classes of floating rate certificates are issued, the initial value of LIBOR would be determined by the swap counterparty on August , 2005, and
              subsequent values of LIBOR would be determined by the swap counterparty two LIBOR business days before the start of the related interest accrual period. See "Description of the Swap
              Agreement--The Swap Agreement" and "Description of the Offered
              Certificates--Distributions" in this prospectus supplement.

         o    The pass-through rate for the class A-SP certificates, for each
              interest accrual period through and including the       interest
              accrual period, will equal the weighted average of the respective strip rates, which we refer to as class A-SP strip rates, at which interest accrues from time to time on the respective components of the total notional amount of the class A-SP
              certificates outstanding immediately prior to the

                                      S-7

              related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of a specified class of series
              2005-C4 principal balance certificates. If the entire total principal balance of any class of series 2005-C4 principal balance certificates is identified as being part of the total notional amount of the class A-SP certificates immediately prior to any distribution date, then that total principal balance will, in its entirety, represent a separate component of the total notional amount of the class A-SP certificates for purposes of calculating the accrual of interest during the related interest accrual period. If only part of the total principal balance of any class of series 2005-C4 principal balance certificates is identified as being part of the total notional amount of the class A-SP certificates immediately prior to any distribution date, then that particular portion of the total principal balance of that class of series 2005-C4 principal balance certificates will represent a separate component of the total notional amount of the class A-SP certificates for purposes of calculating the accrual of interest during the related interest accrual period.
              For purposes of accruing interest during any interest accrual period, through and including the interest accrual period, on any particular component of the total notional amount of the class
              A-SP certificates immediately prior to the related distribution date, the applicable class A-SP strip rate will equal the excess, if any, of:

              (1)  the lesser of (a) the reference rate specified on Exhibit D to this prospectus supplement with respect to the related
                   distribution date and (b) a weighted average coupon derived from net interest rates on the underlying mortgage loans,
                   over

              (2)  the pass-through rate in effect during the subject interest accrual period for the class of series 2005-C4 principal
                   balance certificates whose total principal balance, or a
                   designated portion thereof, comprises such component.

              Following the interest accrual period, the class A-SP
              certificates will cease to accrue interest. In connection
              therewith, the class A-SP certificates will have a 0%
              pass-through rate for the interest accrual period and for each interest accrual period thereafter.

         o    The pass-through rate for the class A-X certificates for any interest accrual period will equal the weighted average of the respective strip rates, which we refer to as class A-X strip rates, at which interest accrues from time to time on the
              respective components of the total notional amount of the class
              A-X certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of one of the classes of series 2005-C4 principal balance certificates. In general, the total principal balance of each class of series 2005-C4 principal balance
              certificates will constitute a separate component of the total notional amount of the class A-X certificates. However, if a portion, but not all, of the total principal balance of any such class of series 2005-C4 principal balance certificates is
              identified as being part of the total notional amount of the class
              A-SP certificates immediately prior to any distribution date, then that identified portion of such total principal balance will represent one separate component of the total notional amount of the class A-X certificates for purposes of calculating the accrual of interest during the related interest accrual period, and the remaining portion of such total principal balance will represent another separate component of the total notional amount of the class A-X certificates for purposes of calculating the accrual of interest during the related interest accrual period. For purposes of accruing interest during any interest accrual period, through and including the interest accrual period, on any particular component of the total notional amount of the class A-X
              certificates immediately prior to the related distribution date, the applicable class A-X strip rate will be calculated as follows:

              (1)  if such particular component consists of the entire total principal balance of any class of series 2005-C4 principal balance certificates, and if such total principal balance
                   also constitutes, in its entirety, a component of the total notional amount of the class A-SP certificates immediately prior to the related distribution date, then the applicable class A-X strip rate will equal the excess, if any, of (a) a weighted average coupon derived from net interest rates on the underlying mortgage loans, over (b) the reference rate specified on Exhibit D to this prospectus supplement with
                   respect to the related distribution date;

              (2)  if such particular component consists of a designated portion
                   (but not all) of the total principal balance of any class of series 2005-C4 principal balance certificates, and if such designated portion of such total principal balance also
                   constitutes a component of the total notional amount of

                                      S-8

                   the class A-SP certificates immediately prior to the related distribution date, then the applicable class A-X strip rate will equal the excess, if any, of (a) a weighted average
                   coupon derived from net interest rates on the underlying
                   mortgage loans, over (b) the reference rate specified on
                   Exhibit D to this prospectus supplement with respect to the related distribution date;

              (3)  if such particular component consists of the entire total principal balance of any class of series 2005-C4 principal balance certificates, and if such total principal balance
                   does not, in whole or in part, also constitute a component of the total notional amount of the class A-SP certificates immediately prior to the related distribution date, then the applicable class A-X strip rate will equal the excess, if
                   any, of (a) a weighted average coupon derived from net
                   interest rates on the underlying mortgage loans, over (b)
                   the pass-through rate in effect during the subject interest accrual period for the subject class of series 2005-C4
                   principal balance certificates; and

              (4)  if such particular component consists of a designated portion (but not all) of the total principal balance of any class of series 2005-C4 principal balance certificates, and if such designated portion of such total principal balance does not also constitute a component of the total notional amount of the class A-SP certificates immediately prior to the related distribution date, then the applicable class A-X strip rate will equal the excess, if any, of (a) a weighted average coupon derived from net interest rates on the
                   underlying mortgage loans, over (b) the pass-through rate in effect during the subject interest accrual period for the
                   subject class of series 2005-C4 principal balance
                   certificates.

              Notwithstanding the foregoing, for purposes of accruing interest on the class A-X certificates during each interest accrual period
              subsequent to the           interest accrual period, the total
              principal balance of each class of series 2005-C4 principal balance certificates will constitute a single separate component of the total notional amount of the class A-X certificates, and the applicable class A-X strip rate with respect to each such component for each such interest accrual period will equal the excess, if any, of (a) a weighted average coupon derived from net interest rates on the underlying mortgage loans, over (b) the pass-through rate in effect during the subject interest accrual period for the class of series 2005-C4 principal balance
              certificates whose principal balance makes up such component.

         o    The references to "net interest rates on the underlying mortgage loans" in the five preceding bullets mean, as to any particular underlying mortgage loan, an interest rate that is generally equal to the related mortgage interest rate in effect as of the date of initial issuance of the offered certificates, minus the sum of the annual rates at which the related master servicing fee, including the primary servicing fee, and the trustee fee are calculated;
              provided that, if the subject mortgage loan accrues interest on the basis of the actual number of days elapsed during any
              one-month interest accrual period in a year assumed to consist of
              360 days, then, in some months, the foregoing rate for that mortgage loan will be converted to an annual rate that would produce an equivalent amount of interest accrued on the basis of an assumed 360-day year consisting of 12 30-day months.

         o    The initial pass-through rates shown in the table on page S-5 for the class and certificates are approximate.

         o    As to any given class of offered certificates shown in the table on page S-5, the assumed weighted average life, the assumed principal window and the assumed final distribution date have been calculated assuming, among other things, that--

              1.   any of the underlying mortgage loans with an anticipated
                   repayment date will be repaid in full on that date,

              2.   there are otherwise no voluntary or involuntary prepayments with respect to the underlying mortgage loans, and

              3.   there are no defaults with respect to the underlying
                   mortgage loans.

         o    As to any given class of offered certificates shown in the table on page S-5, the assumed weighted average life is the average amount of time in years between the assumed settlement date for the offered certificates and the payment of each dollar of principal on that class.

                                      S-9

         o    As to any given class of offered certificates shown in the table on page S-5, the assumed principal window is the period during which holders of that class would receive distributions of principal.

         o    As to any given class of offered certificates shown in the table on page S-5, the assumed final distribution date is the
              distribution date on which the last distribution of principal and interest is assumed to be made on that class.

         o    The class R, LR and V certificates are not represented in the table on page S-5. They do not have principal balances, notional amounts or pass-through rates.

         The document that will govern the issuance of the series 2005-C4 certificates, the creation of the related trust fund and the servicing and administration of the underlying mortgage loans will be a pooling and servicing agreement to be dated as of August 1, 2005, between us, as depositor, and a trustee, a master servicer and a special servicer.

         The series 2005-C4 certificates will evidence the entire beneficial ownership of a trust fund that we intend to establish. The primary assets of that trust fund will be a segregated pool of commercial and multifamily mortgage loans. Those mortgage loans will provide for monthly debt service payments and, except as described under "--The Underlying Mortgage Loans" below, will have fixed mortgage interest rates in the absence of default. We will acquire those mortgage loans, for deposit in the trust fund, from two separate mortgage loan sellers. In certain circumstances, the assets of the trust fund may also include a swap agreement. See "Description of the Underlying Mortgage Loans" and
"Description of the Swap Agreement" in this prospectus supplement.

         The pool of mortgage loans that we intend to include in the trust fund will have the following general characteristics as of their respective due dates in August 2005. All percentages are approximate. To better understand the following information, see the discussion under "--The Underlying Mortgage
Loans" below.



Initial mortgage pool balance.................................................................         $1,333,352,236
Number of underlying mortgage loans...........................................................                    160
Number of mortgaged real properties...........................................................                    169

Greatest cut-off date principal balance.......................................................           $100,000,000
Smallest cut-off date principal balance.......................................................               $614,239
Average cut-off date principal balance........................................................             $8,333,451

Highest annual mortgage interest rate.........................................................                 6.830%
Lowest annual mortgage interest rate..........................................................                 4.900%
Weighted average annual mortgage interest rate................................................                 5.427%

Longest original term to maturity or anticipated repayment date...............................             180 months
Shortest original term to maturity or anticipated repayment date..............................              59 months
Weighted average original term to maturity or anticipated repayment date......................             111 months

Longest remaining term to maturity or anticipated repayment date..............................             179 months
Shortest remaining term to maturity or anticipated repayment date.............................              54 months
Weighted average remaining term to maturity or anticipated repayment date.....................             108 months

Highest debt service coverage ratio, based on underwritten net cash flow......................                  2.38x
Lowest debt service coverage ratio, based on underwritten net cash flow.......................                  1.21x
Weighted average debt service coverage ratio, based on underwritten net cash flow.............                  1.41x

Highest cut-off date loan-to-value ratio......................................................                  80.0%
Lowest cut-off date loan-to-value ratio.......................................................                  27.8%
Weighted average cut-off date loan-to-value ratio.............................................                  71.7%


         In reviewing the foregoing table, please note that:

         o    In the case of one (1) of the underlying mortgage loans, which represents 0.3% of the initial mortgage pool balance, the related borrower has encumbered the related mortgaged real property with junior debt that is evidenced by a separate promissory note. Such junior loan is secured by the same mortgage or deed of trust that secures the related underlying mortgage loan. None of the
              statistical information regarding that mortgage loan provided in this prospectus supplement includes any numerical information with respect to

                                      S-10

              that junior loan. For more information regarding these loans, see
              "Description of the Underlying Mortgage Loans--The A/B Loan Pair"
              in this prospectus supplement.

         o    The underwritten net cash flow for any mortgaged real property is an estimated number based on numerous assumptions that may not necessarily reflect recent historical performance and may not ultimately prove true.

         For purposes of calculating distributions on the respective classes of the series 2005-C4 certificates, the underlying mortgage loans will be divided into the following two loan groups:

         o    Loan group no. 1, which will consist of all of the underlying mortgage loans that are secured by property types other than multifamily and mobile home park, together with eight (8)
              underlying mortgage loans that are secured by multifamily and mobile home park property types. Loan group no. 1 will consist of
              114 mortgage loans, with an initial loan group no. 1 balance of
              $956,172,396 representing approximately 71.7% of the initial mortgage pool balance.

         o    Loan group no. 2, which will consist of all but eight (8) of the underlying mortgage loans that are secured by the multifamily and mobile home park property types. Loan group no. 2 will consist of
              46 mortgage loans, with an initial loan group no. 2 balance of
              $377,179,840, representing approximately 28.3% of the initial mortgage pool balance.

Exhibit A-1 to this prospectus supplement identifies which underlying mortgage loans are included in each of loan group no. 1 and loan group no. 2.

                                      S-11

                            RELEVANT PARTIES/ENTITIES
                            -------------------------

TRUST FUND................................  CSFB Commercial Mortgage Trust
                                            2005-C4, a New York common law
                                            trust, will issue the series 2005-C4
                                            certificates. The primary assets of
                                            the issuing trust fund will be the
                                            mortgage loans that we are acquiring
                                            from the two mortgage loan sellers.

DEPOSITOR.................................  Credit Suisse First Boston Mortgage
                                            Securities Corp., a Delaware
                                            corporation and an affiliate of one
                                            of the mortgage loan sellers and one
                                            of the underwriters, will create the
                                            issuing trust fund and transfer the
                                            subject mortgage loans to it. Our
                                            principal executive office is
                                            located at Eleven Madison Avenue,
                                            New York, New York 10010. All
                                            references to "we," "us" and "our"
                                            in this prospectus supplement and
                                            the accompanying prospectus are
                                            intended to mean Credit Suisse First
                                            Boston Mortgage Securities Corp. See
                                            "Credit Suisse First Boston Mortgage
                                            Securities Corp." in the
                                            accompanying prospectus.

MASTER SERVICER...........................  KeyCorp Real Estate Capital Markets,
                                            Inc., an Ohio corporation, will act
                                            as master servicer with respect to
                                            the mortgage pool. It is a
                                            wholly-owned subsidiary of KeyBank
                                            National Association, one of the
                                            mortgage loan sellers, and it is an
                                            affiliate of McDonald Investments
                                            Inc., one of the underwriters. Its
                                            servicing offices are located at 911
                                            Main Street, Suite 1500, Kansas
                                            City, Missouri 64105. See "The
                                            Pooling and Servicing Agreement--The
                                            Master Servicer and the Special
                                            Servicer" in this prospectus
                                            supplement.

SPECIAL SERVICER..........................  ARCap Servicing, Inc., a Delaware
                                            corporation and an affiliate of
                                            ARCap CMBS Fund II REIT, Inc. will
                                            act as special servicer with respect
                                            to the mortgage pool. Its servicing
                                            offices are located at 5605 North
                                            MacArthur Blvd., Suite 950, Irving,
                                            TX 75038. See "The Pooling and
                                            Servicing Agreement--The Master
                                            Servicer and the Special Servicer"
                                            in this prospectus supplement.

                                            The special servicer will, in
                                            general, be responsible for
                                            servicing and administering:

                                            o   underlying mortgage loans that,
                                                in general, are in default or as
                                                to which default is reasonably
                                                foreseeable; and

                                            o   any real estate acquired by the
                                                trust fund upon foreclosure of a
                                                defaulted underlying mortgage
                                                loan.

                                            The special servicer and its
                                            affiliates will be permitted to
                                            purchase series 2005-C4
                                            certificates.

                                            The holders of a majority interest
                                            in the series 2005-C4 controlling
                                            class can replace the special
                                            servicer, with or without cause, in
                                            respect of the entire mortgage pool.

PRIMARY SERVICERS.........................  KeyCorp Real Estate Capital Markets,
                                            Inc. will act as primary servicer
                                            with respect to 142 of the
                                            underlying mortgage loans
                                            representing 92.5% of the initial
                                            mortgage pool balance. Northmarq
                                            Capital Group Inc. and various other
                                            parties will act as primary servicer
                                            with respect to the remaining 18
                                            underlying mortgage loans,
                                            representing 7.5% of the initial
                                            mortgage pool balance.

TRUSTEE...................................  Wells Fargo Bank, N.A., a national banking association, will act as
                                            trustee on behalf of the series
                                            2005-C4 certificateholders. It
                                            maintains an office at 9062 Old
                                            Annapolis Road, Columbia, Maryland
                                            21045-1951. See "The Pooling and
                                            Servicing Agreement--The Trustee" in
                                            this prospectus supplement.

                                      S-12

CONTROLLING CLASS OF SERIES 2005-C4
CERTIFICATEHOLDERS........................  At any time of determination, the controlling class of series 2005-C4
                                            certificateholders will be the
                                            holders of the most subordinate
                                            class of series 2005-C4
                                            certificates, exclusive of the A-X,
                                            A-SP, R, LR and V classes, that has
                                            a total principal balance at least
                                            equal to 25% of the total initial
                                            principal balance of that class.
                                            However, if no class of series
                                            2005-C4 certificates, exclusive of
                                            the A-X, A-SP, R, LR and V classes,
                                            has a total principal balance at
                                            least equal to 25% of the total
                                            initial principal balance of that
                                            class, then the controlling class of
                                            series 2005-C4 certificateholders
                                            will be the holders of the most
                                            subordinate class of series 2005-C4
                                            certificates, exclusive of the A-X,
                                            A-SP, R, LR and V classes, that has
                                            a total principal balance greater
                                            than zero. For purposes of
                                            determining the controlling class of
                                            series 2005-C4 certificateholders,
                                            the class A-1, A-2, A-3, A-AB, A-4,
                                            A-4M and A-1-A certificateholders
                                            will be considered a single class.
                                            See "The Pooling and Servicing
                                            Agreement--The Series 2005-C4
                                            Directing Certificateholder and the
                                            Series 2005-C4 Controlling Class" in
                                            this prospectus supplement.

SERIES 2005-C4 DIRECTING
CERTIFICATEHOLDER.........................  The series 2005-C4 directing certificateholder will, in general,
                                            be a certificateholder (or, in the
                                            case of a class of book-entry
                                            certificates, a beneficial owner) of
                                            the series 2005-C4 controlling class
                                            selected by holders (or beneficial
                                            owners) of series 2005-C4
                                            certificates representing a majority
                                            interest in the series 2005-C4
                                            controlling class.

                                            As and to the extent described under
                                            "The Pooling and Servicing
                                            Agreement--The Series 2005-C4
                                            Directing Certificateholder and the
                                            Series 2005-C4 Controlling Class" in
                                            this prospectus supplement, the
                                            series 2005-C4 directing
                                            certificateholder may direct the
                                            special servicer with respect to
                                            various servicing matters involving
                                            the underlying mortgage loans.

                                            If any mortgage loan in the trust
                                            fund becomes delinquent as to any
                                            balloon payment or becomes 60 days
                                            delinquent as to any other monthly
                                            debt service payment (in each case
                                            without giving effect to any
                                            applicable grace period) or becomes
                                            a specially serviced mortgage loan
                                            as a result of any non-monetary
                                            event of default, then the series
                                            2005-C4 directing certificateholder
                                            or the special servicer may, at its
                                            option, purchase that mortgage loan
                                            from the trust fund at the price and
                                            on the terms described under "The
                                            Pooling and Servicing
                                            Agreement--Fair Value Purchase
                                            Option" in this prospectus
                                            supplement.

UNDERWRITERS..............................  Credit Suisse First Boston LLC,
                                            KeyBanc Capital Markets, a Division
                                            of McDonald Investments Inc.,
                                            Deutsche Bank Securities Inc. and
                                            Wachovia Capital Markets, LLC are
                                            the underwriters with respect to
                                            this offering. Credit Suisse First
                                            Boston LLC will be the lead manager
                                            and the sole book running manager.
                                            KeyBanc Capital Markets, Deutsche
                                            Bank Securities Inc. and Wachovia
                                            Capital Markets, LLC will be the
                                            co-managers. Credit Suisse First
                                            Boston LLC is an affiliate of us and
                                            Column Financial, Inc., one of the
                                            mortgage loan sellers. KeyBanc
                                            Capital Markets is a trade name
                                            under which corporate and investment
                                            banking services of KeyCorp and its
                                            subsidiaries, including McDonald
                                            Investments Inc. and KeyBank
                                            National Association, are marketed
                                            to institutional clients. McDonald
                                            Investments Inc. is an affiliate of
                                            KeyBank National Association, one of
                                            the mortgage loan sellers, and of
                                            KeyCorp Real Estate Capital Markets,
                                            Inc., a primary servicer and the
                                            master servicer.

MORTGAGE LOAN SELLERS.....................  We will acquire the mortgage loans that are to back the offered
                                            certificates from two separate
                                            mortgage loan sellers:

                                            o   Column Financial, Inc., a
                                                Delaware corporation. It is an
                                                affiliate of us and of Credit
                                                Suisse First Boston LLC, one of
                                                the underwriters. Column
                                                Financial, Inc. maintains an
                                                office at 3414 Peachtree Road,
                                                N.E., Suite 1140, Atlanta,
                                                Georgia 30326; and

                                      S-13

                                            o   KeyBank National Association, a
                                                national banking association. It
                                                is the parent of KeyCorp Real
                                                Estate Capital Markets, Inc., a
                                                primary servicer and the master
                                                servicer, and is an affiliate of
                                                McDonald Investments Inc., one
                                                of the underwriters. KeyBank
                                                National Association maintains
                                                an office at Key Tower, 127
                                                Public Square, Cleveland, Ohio
                                                44114.

                                            See "Description of the Underlying
                                            Mortgage Loans--The Mortgage Loan
                                            Sellers" in this prospectus
                                            supplement.

SWAP COUNTERPARTY.........................  If the depositor exercises its option to issue a class or classes
                                            of floating rate certificates, a
                                            swap counterparty with a senior
                                            unsecured debt rating of at least
                                            "A+" by Standard & Poor's Ratings
                                            Services, a division of The
                                            McGraw-Hill Companies, Inc., and a
                                            senior debt rating of at least "Aa3"
                                            by Moody's Investors Service, Inc.
                                            would be the counterparty under a
                                            swap agreement relating to such
                                            class or classes of certificates.

                                             SIGNIFICANT DATES AND PERIODS
                                             -----------------------------

CUT-OFF DATE..............................  All payments and collections received on each of the underlying
                                            mortgage loans after its due date in
                                            August 2005, excluding any payments
                                            or collections that represent
                                            amounts due on or before that date,
                                            will belong to the trust fund. The
                                            respective due dates for the
                                            underlying mortgage loans in August
                                            2005 are individually and
                                            collectively considered the cut-off
                                            date for the trust fund.

ISSUE DATE................................  The date of initial issuance for the series 2005-C4 certificates will be
                                            on or about August        , 2005.

DUE DATES.................................  Subject, in some cases, to a next business day convention, the dates
                                            on which monthly installments of
                                            principal and/or interest will be
                                            due on the underlying mortgage loans
                                            are as follows:


                                                                                                       % OF INITIAL
                                                                                NUMBER OF                MORTGAGE
                                                    DUE DATE                 MORTGAGE LOANS            POOL BALANCE
                                             ----------------------       -------------------    ----------------------

                                                      11th                       115                       72.8%
                                                       1st                        45                       27.2%


DETERMINATION DATE........................  The monthly cut-off for collections on the underlying mortgage loans
                                            that are to be distributed, and
                                            information regarding the underlying
                                            mortgage loans that is to be
                                            reported, to the holders of the
                                            series 2005-C4 certificates on any
                                            distribution date will be the close
                                            of business on the determination
                                            date in the same month as that
                                            distribution date. The determination
                                            date will be the 11th calendar day
                                            of each month, commencing with
                                            September 2005, or, if the 11th
                                            calendar day of any such month is
                                            not a business day, then the next
                                            succeeding business day.

DISTRIBUTION DATE.........................  Distributions on the series 2005-C4 certificates are scheduled to occur
                                            monthly, commencing in September
                                            2005. During any given month, the
                                            distribution date will be the fourth
                                            business day following the
                                            determination date in that month.

RECORD DATE...............................  The record date for each monthly distribution on a series 2005-C4
                                            certificate will be the last
                                            business day of the prior calendar
                                            month. The registered holders of the
                                            series 2005-C4 certificates at the
                                            close of business on each record
                                            date will be entitled to receive any
                                            distribution on those certificates
                                            on the following distribution date,
                                            except that the final distribution
                                            of principal and/or interest on any
                                            offered certificate will be made
                                            only upon presentation and surrender
                                            of that certificate at the location
                                            to be specified in a notice of the
                                            pendency of that final distribution.

COLLECTION PERIOD.........................  Amounts available for distribution on the series 2005-C4 certificates
                                            on any distribution date will depend
                                            on the payments and other
                                            collections received,

                                      S-14

                                            and any advances of payments due, on
                                            or with respect to the underlying
                                            mortgage loans during the related
                                            collection period. Each collection
                                            period--

                                            o   will relate to a particular
                                                distribution date,

                                            o   will begin when the prior
                                                collection period ends or, in
                                                the case of the first collection
                                                period, will begin as of the
                                                issue date, and

                                            o   will end at the close of
                                                business on the determination
                                                date that occurs in the same
                                                month as the related
                                                distribution date.

INTEREST ACCRUAL PERIOD...................  The amount of interest payable with respect to the interest-bearing
                                            classes of the series 2005-C4
                                            certificates on any distribution
                                            date will be a function of the
                                            interest accrued during the related
                                            interest accrual period. The
                                            interest accrual period for the
                                            interest-bearing classes of the
                                            series 2005-C4 certificates for any
                                            distribution date will be the
                                            calendar month immediately preceding
                                            the month in which that distribution
                                            date occurs.

                                            If the depositor exercises its
                                            option to issue a class or classes
                                            of floating rate certificates, then
                                            the interest accrual period for such
                                            class or classes of certificates for
                                            any distribution date would be the
                                            period from and including the
                                            distribution date in the month
                                            preceding the month in which the
                                            related distribution date occurs
                                            (or, in the case of the first
                                            distribution date, from and
                                            including August , 2005) to, but
                                            excluding, the related distribution
                                            date; except that, if the swap
                                            agreement entered into in connection
                                            therewith is terminated and not
                                            replaced or if there exists a
                                            continuing payment default by the
                                            swap counterparty under such swap
                                            agreement, then the interest accrual
                                            period with respect to such class or
                                            classes of certificates with a
                                            floating pass-through rate for any
                                            distribution date will be the same
                                            as the interest accrual period for
                                            the related REMIC II regular
                                            interest.

                                            Interest will be calculated with
                                            respect to each interest-bearing
                                            class of series 2005-C4 certificates
                                            (other than any class or classes of
                                            floating rate certificates) and with
                                            respect to the related REMIC II
                                            regular interest assuming that each
                                            year consists of twelve 30-day
                                            months, and interest will be
                                            calculated with respect to any class
                                            or classes of certificates with
                                            floating pass-through rates based
                                            upon the actual number of days in
                                            the related interest accrual period
                                            and a year consisting of 360 days;
                                            except that, if the swap agreement
                                            entered into in connection therewith
                                            is terminated and not replaced or if
                                            there exists a continuing payment
                                            default by the swap counterparty
                                            under such swap agreement, then the
                                            class or classes of floating rate
                                            certificates will also accrue
                                            interest on the basis of a 360-day
                                            year consisting of twelve 30-day
                                            months.

LIBOR DETERMINATION DATE..................  If the depositor exercises its option to issue a class or classes
                                            of floating rate certificates, then
                                            the applicable value of LIBOR, for
                                            purposes of calculating the
                                            pass-through rate for any such class
                                            of certificates as well as the
                                            payment obligations under the swap
                                            agreement entered into in connection
                                            therewith, will initially be
                                            determined on August , 2005 and will
                                            thereafter be determined monthly on
                                            the second LIBOR business day
                                            preceding the applicable interest
                                            accrual period.

                                             THE OFFERED CERTIFICATES
                                             ------------------------

GENERAL...................................  The series 2005-C4 certificates offered by this prospectus
                                            supplement are the class A-1, A-2,
                                            A-3, A-AB, A-4, A-4M, A-1-A, A-J, B,
                                            C and D certificates. Each class of
                                            offered certificates will have the
                                            total initial principal balance and
                                            pass-through rate set forth in the
                                            table on page S-5 or otherwise
                                            described under "--Transaction
                                            Overview" above. There are no other
                                            securities offered by this
                                            prospectus supplement. At the
                                            depositor's option, one or more
                                            classes of

                                      S-15

                                            offered certificates may be offered
                                            with a floating pass-through rate as
                                            described under "--Transaction
                                            Overview" above.

DISTRIBUTIONS

A. PRIORITY OF DISTRIBUTIONS............    The trustee will make distributions
                                            of interest and, if and when
                                            applicable, principal, to the
                                            following classes of series 2005-C4
                                            certificateholders, in the following
                                            order:


                                                      DISTRIBUTION ORDER                              CLASS
                                            -----------------------------------     -----------------------------------------

                                                              1st                        A-1, A-2, A-3, A-AB, A-4, A-4M,
                                                                                               A-1-A, A-X and A-SP
                                                              2nd                                      A-J
                                                              3rd                                       B
                                                              4th                                       C
                                                              5th                                       D
                                                          Thereafter                      The Other Non-Offered Classes,
                                                                                       Exclusive of the R, LR and V Classes


                                            Interest distributions with respect
                                            to the A-1, A-2, A-3, A-AB, A-4,
                                            A-4M, A-1-A, A-X and A-SP classes
                                            are to be made concurrently:

                                            o   in the case of the A-1, A-2,
                                                A-3, A-AB, A-4 and A-4M classes,
                                                on a pro rata basis in
                                                accordance with the respective
                                                interest entitlements evidenced
                                                by those classes of
                                                certificates, from available
                                                funds attributable to loan group
                                                no. 1; provided that the class
                                                A-4 and class A-4M certificates
                                                will be treated as a single
                                                class for the purpose of
                                                receiving its pro rata share of
                                                interest entitlements and such
                                                interest will be applied first
                                                to the class A-4 certificates up
                                                to its respective interest
                                                entitlement and then to the
                                                class A-4M certificates up to
                                                its respective interest
                                                entitlement;

                                            o   in the case of the A-1-A class,
                                                from available funds
                                                attributable to loan group no.
                                                2; and

                                            o   in case of the A-X and A-SP
                                                classes, on a pro rata basis in
                                                accordance with the respective
                                                interest entitlements evidenced
                                                by those classes, from available
                                                funds attributable to loan group
                                                no. 1 and/or loan group no. 2;

                                            provided that, if the foregoing
                                            would result in a shortfall in the
                                            interest distributions on any of the
                                            A-1, A-2, A-3, A-AB, A-4, A-4M,
                                            A-1-A, A-X and/or A-SP classes, then
                                            distributions of interest will be
                                            made on those classes of series
                                            2005-C4 certificates, on a pro rata
                                            basis in accordance with the
                                            respective interest entitlements
                                            evidenced by those classes, from
                                            available funds attributable to the
                                            entire mortgage pool; provided that
                                            the class A-4 and class A-4M
                                            certificates will be treated as a
                                            single class for the purpose of
                                            receiving its pro rata share of
                                            interest entitlements and such
                                            interest will be applied first to
                                            the class A-4 certificates up to its
                                            respective interest entitlement and
                                            then to the class A-4M certificates
                                            up to its respective interest
                                            entitlement.

                                            Allocation of principal
                                            distributions among the A-1, A-2,
                                            A-3, A-AB, A-4, A-4M and A-1-A
                                            classes is described under
                                            "--Distributions--D. Principal
                                            Distributions" below. The class A-X,
                                            A-SP, R, LR and V certificates do
                                            not have principal balances and do
                                            not entitle holders to distributions
                                            of principal.

                                            If the depositor exercises its
                                            option to issue a class or classes
                                            of floating rate certificates,
                                            distributions of interest made with
                                            respect to the related REMIC II
                                            regular interest relating to such
                                            class will be deposited into the
                                            floating rate account for the
                                            regularly scheduled payment to the
                                            swap counterparty and principal
                                            amounts and certain interest
                                            amounts, together with any amounts

                                      S-16

                                            received from the swap counterparty,
                                            to the holders of the class or
                                            classes of floating rate
                                            certificates, respectively, as
                                            described under "Description of the
                                            Offered Certificates--Distributions"
                                            in this prospectus supplement.

                                            See "Description of the Offered
                                            Certificates--Distributions--
                                            Priority of Distributions" in this
                                            prospectus supplement.

B. INTEREST DISTRIBUTIONS...............    Each class of series 2005-C4
                                            certificates, other than the class
                                            R, class LR and class V
                                            certificates. With respect to each
                                            interest-bearing class of series
                                            2005-C4 certificates, that interest
                                            will accrue during each interest
                                            accrual period based upon:

                                            o   the pass-through rate with
                                                respect to that class for that
                                                interest accrual period;

                                            o   the total principal balance or
                                                notional amount, as the case may
                                                be, of that class outstanding
                                                immediately prior to the related
                                                distribution date; and

                                            o   the assumption that each year
                                                consists of twelve 30-day months
                                                (or, in the case of any class of
                                                floating rate certificates, for
                                                so long as the swap agreement
                                                relating thereto is in effect
                                                and no payment default by the
                                                swap counterparty exists under
                                                such swap agreement, based on
                                                the actual number of days in
                                                that interest accrual period and
                                                the assumption that each year
                                                consists of 360 days);

                                            except that if (a) the total amount
                                            of interest distributions with
                                            respect to the REMIC II regular
                                            interest related to any class of
                                            floating rate certificates for any
                                            distribution date is less than (b)
                                            1/12th of the product of (i) a
                                            specified fixed rate percentage,
                                            multiplied by (ii) the total
                                            principal balance of such class of
                                            floating rate certificates
                                            immediately prior to that
                                            distribution date, then there will
                                            be a proportionate reduction to the
                                            amount of interest distributable on
                                            such class of certificates.

                                            In addition, in the event that the
                                            depositor issues a class or classes
                                            of floating rate certificates, if
                                            the pass-through rate of the related
                                            REMIC II regular interest for any
                                            interest accrual period is limited
                                            by the weighted average of the net
                                            interest rates of the underlying
                                            mortgage loans, the amount by which
                                            the interest distributable with
                                            respect to the related REMIC II
                                            regular interest is reduced as a
                                            result of such limitation would
                                            result in the amount of interest
                                            payable by the trust to the swap
                                            counterparty being reduced by such
                                            amount. As a result, the amount
                                            payable by the swap counterparty to
                                            the trust would be reduced
                                            proportionately, and therefore a
                                            corresponding reduction would be
                                            made by the amount of interest
                                            distributable with respect to the
                                            class or classes of floating rate
                                            certificates on that distribution
                                            date.

                                            However, the class A-SP certificates
                                            will not accrue interest beyond the
                                            interest accrual period.

                                            If a whole or partial voluntary
                                            prepayment (or, to the extent it
                                            results from the receipt of
                                            insurance proceeds or a condemnation
                                            award, a whole or partial
                                            involuntary prepayment) on an
                                            underlying mortgage loan is not
                                            accompanied by the amount of one
                                            full month's interest on the
                                            prepayment, then, as and to the
                                            extent described under "Description
                                            of the Offered Certificates--
                                            Distributions--Interest
                                            Distributions" in this prospectus
                                            supplement, to the extent not
                                            required to be paid by the master
                                            servicer pursuant to the pooling and
                                            servicing agreement, the resulting
                                            interest shortfall may be allocated
                                            to reduce the amount of accrued
                                            interest otherwise payable to the
                                            holders of the interest-bearing
                                            classes of the series 2005-C4
                                            certificates, including the offered
                                            certificates, on a pro rata basis in
                                            accordance with the respective
                                            amounts of

                                      S-17

                                            interest actually accrued on those
                                            classes during the corresponding
                                            interest accrual period.

                                            On each distribution date, subject
                                            to available funds and the
                                            distribution priorities described
                                            under "--Distributions--Priority of
                                            Distributions" above, you will be
                                            entitled to receive your
                                            proportionate share of all unpaid
                                            distributable interest accrued with
                                            respect to your class of offered
                                            certificates through the end of the
                                            related interest accrual period.

                                            See "Description of the Offered
                                            Certificates--Distributions--
                                            Interest Distributions,"
                                            "--Distributions--Priority of
                                            Distributions" and "Description of
                                            the Swap Agreement" in this
                                            prospectus supplement.

C. SWAP CERTIFICATES....................    If the depositor exercises its
                                            option to issue a class or classes
                                            of floating rate certificates, the
                                            assets of the trust fund will
                                            include one or more interest rate
                                            swap agreements between the trust
                                            and a swap counterparty. The initial
                                            notional amount of each swap
                                            agreement would be equal to the
                                            total initial principal balance of
                                            the related classes which have
                                            floating pass-through rates (and,
                                            correspondingly, of the related
                                            REMIC II regular interest). The
                                            notional amount of such swap
                                            agreements would decrease to the
                                            extent of any decrease in the total
                                            principal balance of the related
                                            class of floating rate certificates
                                            (and, correspondingly, of the
                                            related REMIC II regular interest).
                                            If the swap agreement is entered
                                            into in connection with the issuance
                                            of any class of floating rate
                                            certificates, the maturity date of
                                            such swap agreement would be the
                                            earliest of (i) the rated final
                                            distribution date for the class or
                                            classes of floating rate
                                            certificates, (ii) the date on which
                                            the notional amount of the swap
                                            agreement is zero, (iii) the date on
                                            which the option to purchase all of
                                            the underlying mortgage loans and
                                            all other property remaining in the
                                            trust fund is exercised and (iv) the
                                            date on which the termination of the
                                            trust fund occurs. Under each such
                                            swap agreement, the trust would
                                            generally be obligated to pay to the
                                            swap counterparty with respect to
                                            each distribution date, out of
                                            interest amounts and yield
                                            maintenance charges paid or payable,
                                            as the case may be, with respect to
                                            the related REMIC II regular
                                            interest, an amount equal to the sum
                                            of (i) any yield maintenance charges
                                            allocable to such class of REMIC II
                                            regular interest and (ii) 1/12th of
                                            the product of (A) the notional
                                            amount of the swap agreement for
                                            that distribution date and (B) a
                                            specified fixed percentage per
                                            annum. The swap counterparty would
                                            generally be obligated to pay to the
                                            trust with respect to each
                                            distribution date an amount equal to
                                            the product of (i) the notional
                                            amount of such swap agreement for
                                            that distribution date, (ii) LIBOR
                                            plus a specified percentage per
                                            annum and (iii) a fraction, the
                                            numerator of which is the actual
                                            number of days elapsed during the
                                            related accrual period, and the
                                            denominator of which is 360, subject
                                            to adjustment as discussed in the
                                            following two paragraphs.

                                            If the pass-through rate on the
                                            related REMIC II regular interest
                                            were reduced below a specified
                                            percentage per annum or if there is
                                            for any reason an interest shortfall
                                            with respect to such class of REMIC
                                            II regular interest, then the amount
                                            payable by the trust to the swap
                                            counterparty with respect to any
                                            distribution date will be reduced by
                                            an amount equal to the amount, if
                                            any, by which (a) 1/12th of the
                                            product of (i) a specified
                                            percentage applicable to such class
                                            of certificates, multiplied by (ii)
                                            the notional amount of such swap
                                            agreement for that distribution date
                                            exceeds (b) the amount of interest
                                            distributions with respect to the
                                            related class of REMIC II regular
                                            interest pursuant to the priority of
                                            distributions on that distribution
                                            date. As a result, the amount
                                            payable by the swap counterparty to
                                            the trust with respect to the
                                            subject distribution date would be
                                            reduced by an amount equal to the
                                            product of (a) the amount of the
                                            reduction determined as described in
                                            the immediately preceding sentence
                                            multiplied by (b) the quotient of
                                            (i) the product of (x) LIBOR plus a
                                            specified percentage applicable to
                                            such class of certificates,
                                            multiplied by (y) the quotient of
                                            the actual number of days in the
                                            related accrual period divided by
                                            360, multiplied by

                                      S-18

                                            (z) the notional amount of the swap
                                            agreement for that distribution
                                            date, divided by (ii) 1/12th of the
                                            product of (y) a specified
                                            percentage applicable to such class
                                            of certificates, multiplied by (z)
                                            the notional amount of the swap
                                            agreement for that distribution
                                            date.

                                            If the amount paid by the trust to
                                            the swap counterparty were reduced
                                            on any distribution date as
                                            described in the preceding
                                            paragraph, and if on any subsequent
                                            distribution date the amount of
                                            interest distributions with respect
                                            to the related class of REMIC II
                                            regular interest pursuant to the
                                            priority of distributions on that
                                            distribution date exceeds 1/12th of
                                            the product of (i) a specified
                                            percentage applicable to such class
                                            of REMIC II regular interest,
                                            multiplied by (ii) the notional
                                            amount of such swap agreement for
                                            that distribution date, then the
                                            trust would be obligated under the
                                            swap agreement to pay such excess to
                                            the swap counterparty, up to the
                                            total amount of such reductions
                                            remaining unreimbursed to the swap
                                            counterparty from prior distribution
                                            dates, and the swap counterparty
                                            would be obligated under the swap
                                            agreement to pay to the trust an
                                            amount equal to the product of (i)
                                            each amount reimbursed to the swap
                                            counterparty on the current
                                            distribution date and (ii) the
                                            quotient specified in clause (b) of
                                            the last sentence of the preceding
                                            paragraph for the distribution date
                                            on which the reduction that is
                                            currently being reimbursed
                                            originally occurred. Such
                                            reimbursements would be made on a
                                            first-in/first-out basis.

                                            Payments by the trustee to the swap
                                            counterparty, and by the swap
                                            counterparty to the trust fund, as
                                            described above in this "--C. Swap
                                            Certificates" section would be made
                                            on a net basis, and any such amounts
                                            paid to or retained by the trust
                                            fund would be available to make
                                            payments of interest to the holders
                                            of the class or classes of floating
                                            rate certificates. See "Risk
                                            Factors--Risks Related to the Swap
                                            Agreement" and "Description of the
                                            Swap Agreement" in this prospectus
                                            supplement.

D. PRINCIPAL DISTRIBUTIONS..............    Subject to--

                                            o   available funds,

                                            o   the distribution priorities
                                                described under
                                                "--Distributions--A. Priority of
                                                Distributions" above, and

                                            o   the reductions to principal
                                                balances described under
                                                "--Reductions of Certificate
                                                Principal Balances in Connection
                                                with Losses and Expenses" below,

                                            the holders of each class of offered
                                            certificates will be entitled to
                                            receive a total amount of principal
                                            over time equal to the total
                                            principal balance of their
                                            particular class.

                                            However, if the master servicer or
                                            the trustee reimburses itself out of
                                            general collections on the mortgage
                                            pool for any advance that it or the
                                            special servicer has determined is
                                            not recoverable out of collections
                                            on the related underlying mortgage
                                            loan, then that advance (together
                                            with accrued interest thereon) will
                                            be deemed, to the fullest extent
                                            permitted, to be reimbursed first
                                            out of payments and other
                                            collections of principal otherwise
                                            distributable on the series 2005-C4
                                            certificates prior to being deemed
                                            reimbursed out of payments and other
                                            collections of interest otherwise
                                            distributable on the series 2005-C4
                                            certificates.

                                            Additionally, in the event that any
                                            advance (including any interest
                                            accrued thereon) with respect to a
                                            defaulted underlying mortgage loan
                                            remains unreimbursed following the
                                            time that such underlying mortgage
                                            loan is modified and returned to
                                            performing status, the master
                                            servicer, the special servicer or
                                            the trustee, as applicable, will be
                                            entitled to reimbursement for that
                                            advance (even

                                      S-19

                                            though that advance is not deemed
                                            nonrecoverable out of collections on
                                            the related underlying mortgage
                                            loan), on a monthly basis, out of -
                                            but solely out of - payments and
                                            other collections of principal on
                                            all the underlying mortgage loans
                                            after the application of those
                                            principal payments and collections
                                            to reimburse any party for
                                            nonrecoverable debt service advances
                                            and/or servicing advances as
                                            described in the prior paragraph
                                            (thereby reducing the amount of
                                            principal otherwise distributable on
                                            the series 2005-C4 certificates). If
                                            any such advance is not reimbursed
                                            in whole on any distribution date
                                            due to insufficient principal
                                            collections during the related
                                            collection period, then the portion
                                            of that advance which remains
                                            unreimbursed will be carried over
                                            (with interest thereon continuing to
                                            accrue) for reimbursement on the
                                            following distribution date (to the
                                            extent of principal collections
                                            available for that purpose). If any
                                            such advance, or any portion of any
                                            such advance, is determined, at any
                                            time during this reimbursement
                                            process, to be ultimately
                                            nonrecoverable out of collections on
                                            the related underlying mortgage
                                            loan, then the master servicer or
                                            the trustee, as applicable, will be
                                            entitled to immediate reimbursement
                                            as a nonrecoverable advance in an
                                            amount equal to the portion of that
                                            advance that remains outstanding,
                                            plus accrued interest.

                                            The trustee must make principal
                                            distributions in a specified
                                            sequential order, taking account of
                                            whether the payments (or advances in
                                            lieu thereof) and other collections
                                            of principal that are to be
                                            distributed were received and/or
                                            made with respect to underlying
                                            mortgage loans in loan group no. 1
                                            or underlying mortgage loans in loan
                                            group no. 2, such that:

                                            o   no principal distributions will
                                                be made to the holders of any of
                                                the class E, F, G, H, J, K, L,
                                                M, N, O or P certificates until
                                                the total principal balance of
                                                the offered certificates is
                                                reduced to zero;

                                            o   no principal distributions will
                                                be made to the holders of the
                                                class A-J, B, C or D
                                                certificates until, in the case
                                                of each of those classes, the
                                                total principal balance of all
                                                more senior classes of offered
                                                certificates is reduced to zero;

                                            o   except as described in the
                                                paragraph following these
                                                bullets, no distributions of
                                                principal with respect to loan
                                                group no. 1 will be made to the
                                                holders of the class A-1-A
                                                certificates until the total
                                                principal balance of the class
                                                A-1, A-2, A-3, A-AB, A-4 and
                                                A-4M certificates is reduced to
                                                zero;

                                            o   except as described in the
                                                paragraph following these
                                                bullets, no distributions of
                                                principal with respect to loan
                                                group no. 2 will be made to the
                                                holders of the class A-1, A-2,
                                                A-3, A-AB, A-4 and/or A-4M
                                                certificates until the total
                                                principal balance of the class
                                                A-1-A certificates is reduced to
                                                zero;

                                            o   except as described in the
                                                paragraph following these
                                                bullets, no distributions of
                                                principal will be made to the
                                                holders of the class A-4M
                                                certificates until the total
                                                principal balance of the class
                                                A-1, A-2, A-3, A-AB and A-4
                                                certificates is reduced to zero;

                                            o   except as described in the
                                                paragraph following these
                                                bullets, no distributions of
                                                principal will be made to the
                                                holders of the class A-4
                                                certificates until the total
                                                principal balance of the class
                                                A-1, A-2, A-3 and A-AB
                                                certificates is reduced to zero;

                                            o   except as described in the
                                                paragraph following these
                                                bullets, no distributions of
                                                principal will be made to the
                                                holders of the class A-AB
                                                certificates until the
                                                distribution date in
                                                (the first distribution date on
                                                which the schedule on Exhibit E
                                                targets a principal balance for

                                      S-20

                                                such class that is less than its
                                                initial balance), unless the
                                                total principal balances of the
                                                class A-1, class A-2 and class
                                                A-3 certificates are reduced to
                                                zero prior to such date;

                                            o   except as described in the
                                                paragraph following these
                                                bullets, no distributions of
                                                principal will be made to the
                                                holders of the class A-3
                                                certificates until the total
                                                principal balance of the class
                                                A-1 and A-2 certificates is
                                                reduced to zero and the total
                                                principal balance of the class
                                                A-AB certificates is reduced to
                                                the balance set forth for such
                                                distribution date on Exhibit E;

                                            o   except as described in the
                                                paragraph following these
                                                bullets, no distributions of
                                                principal will be made to the
                                                holders of the class A-2
                                                certificates until the total
                                                principal balance of the class
                                                A-1 certificates is reduced to
                                                zero and the total principal
                                                balance of the class A-AB
                                                certificates is reduced to the
                                                balance set forth for such
                                                distribution date on Exhibit E;

                                            o   except as described in the
                                                paragraph following these
                                                bullets, no distributions of
                                                principal will be made to the
                                                holders of the class A-1
                                                certificates until the total
                                                principal balance of the class
                                                A-AB certificates is reduced to
                                                the balance set forth for such
                                                distribution date on Exhibit E;
                                                and

                                            o   except as described in the
                                                following paragraph, no
                                                distributions of principal will
                                                be made to the holders of the
                                                class A-AB certificates in
                                                excess of the amount necessary
                                                to reduce the principal balance
                                                to the balance set forth for
                                                such distribution date on
                                                Exhibit E until the total
                                                principal balance of the class
                                                A-1, A-2 and A-3 certificates is
                                                reduced to zero.

                                            Because of the losses on the
                                            underlying mortgage loans and/or
                                            default-related or other
                                            unanticipated trust fund expenses,
                                            the total principal balance of the
                                            class A-J, B, C, D, E, F, G, H, J,
                                            K, L, M, N, O and P certificates
                                            could be reduced to zero at a time
                                            when any two or more of the A-1,
                                            A-2, A-3, A-AB, A-4, A-4M and A-1-A
                                            classes remain outstanding. Under
                                            those circumstances, any principal
                                            distributions on the A-1, A-2, A-3,
                                            A-AB, A-4, A-4M and A-1-A classes
                                            will be made on a pro rata basis in
                                            accordance with the relative sizes
                                            of the respective then outstanding
                                            total principal balances of those
                                            classes; provided that the class A-4
                                            and class A-4M certificates will be
                                            treated as a single class for the
                                            purpose of making distributions of
                                            principal in such circumstances with
                                            such distributions being first
                                            applied to the reduction of the
                                            class A-4 certificates until the
                                            total principal balance of the class
                                            A-4 certificates is reduced to zero
                                            and then applied to the reduction of
                                            the class A-4M certificates until
                                            the total principal balance of the
                                            class A-4M certificates is reduced
                                            to zero.

                                            The total distributions of principal
                                            to be made on the series 2005-C4
                                            certificates on any distribution
                                            date will, in general, be a function
                                            of--

                                            o   the amount of scheduled payments
                                                of principal due or, in some
                                                cases, deemed due, on the
                                                underlying mortgage loans during
                                                the related collection period,
                                                which payments are either
                                                received as of the end of that
                                                collection period or advanced by
                                                the master servicer or the
                                                trustee, as applicable, and

                                            o   the amount of any prepayments,
                                                including in the form of
                                                accelerated amortization on any
                                                underlying mortgage loan that
                                                remains outstanding past any
                                                applicable anticipated repayment
                                                date, and other unscheduled
                                                collections of previously
                                                unadvanced principal with
                                                respect to the
                                      S-21

                                                underlying mortgage loans that
                                                are received during the related
                                                collection period.

                                            The class A-X, A-SP, R, LR and V
                                            certificates do not have principal
                                            balances. They do not entitle
                                            holders to any distributions of
                                            principal.

                                            See "Description of the Offered
                                            Certificates--Distributions--
                                            Principal Distributions" and
                                            "--Distributions--Priority of
                                            Distributions" in this prospectus
                                            supplement.

E. DISTRIBUTIONS OF YIELD MAINTENANCE
   CHARGES..............................    Any yield maintenance charge
                                            collected in respect of any of the
                                            underlying mortgage loans will be
                                            distributed, in the proportions
                                            described under "Description of the
                                            Offered Certificates--
                                            Distributions--Distributions of
                                            Yield Maintenance Charges" in this
                                            prospectus supplement, as additional
                                            interest to the holders of the class
                                            A-X and/or A-SP certificates and/or
                                            as additional interest to any
                                            holders of class A-1, A-2, A-3,
                                            A-AB, A-4, A-4M, A-1-A, A-J, B, C,
                                            D, E, F, G or H certificates that
                                            are then entitled to receive
                                            principal distributions with respect
                                            to the loan group that includes the
                                            prepaid mortgage loan. If the
                                            depositor exercises its option to
                                            issue a class or classes of floating
                                            rate certificates, such class or
                                            classes of certificates will be
                                            entitled to its respective share of
                                            any yield maintenance charge to the
                                            extent any such yield maintenance
                                            charge is not payable to the swap
                                            counterparty under the swap
                                            agreement entered into in connection
                                            therewith.

REDUCTIONS OF CERTIFICATE PRINCIPAL
BALANCES IN CONNECTION WITH
LOSSES AND EXPENSES.....................    Because of losses on the underlying
                                            mortgage loans and/or
                                            default-related or other
                                            unanticipated trust fund expenses,
                                            the total principal balance of the
                                            underlying mortgage loans, net of
                                            outstanding advances of principal
                                            may fall below the total principal
                                            balance of the series 2005-C4
                                            principal balance certificates. If
                                            and to the extent that those losses
                                            and expenses cause such a deficit to
                                            exist following the distributions
                                            made on the series 2005-C4
                                            certificates on any distribution
                                            date, then the principal balances of
                                            the following classes of series
                                            2005-C4 principal balance
                                            certificates will be sequentially
                                            reduced, in the following order,
                                            until that deficit is eliminated:


                                             REDUCTION ORDER                     CLASS
                                            -------------------  ------------------------------------

                                                   1st                             P
                                                   2nd                             O
                                                   3rd                             N
                                                   4th                             M
                                                   5th                             L
                                                   6th                             K
                                                   7th                             J
                                                   8th                             H
                                                   9th                             G
                                                  10th                             F
                                                  11th                             E
                                                  12th                             D
                                                  13th                             C
                                                  14th                             B
                                                  15th                            A-J
                                                  16th             A-1, A-2, A-3, A-AB, A-4, A-4M and
                                                                                 A-1-A


                                            Any reduction of the principal
                                            balances as a result of losses of
                                            the A-1, A-2, A-3, A-AB, A-4, A-4M
                                            and A-1-A classes will be made on a
                                            pro rata basis in accordance with
                                            the relative sizes of those
                                            principal balances at the time of
                                            the reduction; provided, that for
                                            the purpose of reducing the
                                            principal balances of the class A-4
                                            and A-4M certificates, such classes
                                            will be treated as a single class
                                            when determining its pro rata share
                                            of any losses with such losses to be
                                            first

                                      S-22

                                            applied to the class A-4M
                                            certificates until the total
                                            principal balance of such class
                                            equals zero and then applied to the
                                            class A-4 certificates until the
                                            total principal balance of such
                                            class equals zero.

                                            See "Description of the Offered
                                            Certificates--Reductions of
                                            Certificate Principal Balances in
                                            Connection with Realized Losses and
                                            Additional Trust Fund Expenses" in
                                            this prospectus supplement.

ADVANCES OF DELINQUENT MONTHLY
DEBT SERVICE PAYMENTS...................    Except as described in the next four
                                            paragraphs, the master servicer will
                                            be required to make advances with
                                            respect to any delinquent scheduled
                                            monthly payments, other than balloon
                                            payments, of principal and/or
                                            interest due on the underlying
                                            mortgage loans. The master servicer
                                            will be required to make advances of
                                            assumed monthly payments for those
                                            balloon loans that become defaulted
                                            upon their maturity dates on the
                                            same amortization schedule as if the
                                            maturity date had not occurred. In
                                            addition, the trustee must make any
                                            of those advances that the master
                                            servicer fails to make. As described
                                            under "Description of the Offered
                                            Certificates--Advances of Delinquent
                                            Monthly Debt Service Payments" in
                                            this prospectus supplement, any
                                            party that makes an advance will be
                                            entitled to be reimbursed for the
                                            advance, together with interest at
                                            the prime rate described in that
                                            section of this prospectus
                                            supplement.

                                            Neither the master servicer nor the
                                            trustee will advance master
                                            servicing fees.

                                            Neither the master servicer nor the
                                            trustee will be required to make any
                                            advance that it determines will not
                                            be recoverable from proceeds of the
                                            related mortgage loan. In addition,
                                            the trustee may conclusively rely on
                                            any determination of
                                            nonrecoverability made by the master
                                            servicer or the special servicer,
                                            and the master servicer will
                                            conclusively rely on any
                                            determination of nonrecoverability
                                            made by the special servicer.

                                            In addition, if any of the adverse
                                            events or circumstances that we
                                            refer to under "The Pooling and
                                            Servicing Agreement--Required
                                            Appraisals" in this prospectus
                                            supplement occur or exist with
                                            respect to any underlying mortgage
                                            loan or the related mortgaged real
                                            property, the special servicer will
                                            generally be obligated to obtain a
                                            new appraisal or, in cases involving
                                            mortgage loans with principal
                                            balances of $2,000,000 or less,
                                            conduct an internal valuation of
                                            that property. If, based on that
                                            appraisal or other valuation, it is
                                            determined that--

                                            o   the principal balance of, and
                                                other delinquent amounts (which
                                                may include unpaid servicing
                                                fees, unreimbursed servicing
                                                advances and interest on
                                                advances) due under or with
                                                respect to, the subject mortgage
                                                loan, exceed

                                            o   an amount equal to--

                                                1.  90% of the new estimated
                                                    value of that real property,
                                                    minus

                                                2.  any liens on that real
                                                    property that are prior to
                                                    the lien of the subject
                                                    mortgage loan, plus

                                                3.  the amount of related escrow
                                                    payments, reserve funds and
                                                    letters of credit which may
                                                    be applied to payments on
                                                    the subject mortgage loan,

                                            then the amount otherwise required
                                            to be advanced with respect to
                                            interest on the subject mortgage
                                            loan will be reduced. That reduction
                                            will be in the same proportion that
                                            the excess bears to the principal
                                            balance of the subject mortgage
                                            loan, net of related unreimbursed
                                            advances of principal. Due to the
                                            distribution priorities, any
                                            reduction will reduce the funds
                                            available to pay interest on the

                                      S-23

                                            most subordinate interest-bearing
                                            class of series 2005-C4 certificates
                                            outstanding that evidences an
                                            interest in the subject mortgage
                                            loan.

                                            See "Description of the Offered
                                            Certificates--Advances of Delinquent
                                            Monthly Debt Service Payments" and
                                            "The Pooling and Servicing
                                            Agreement--Required Appraisals" in
                                            this prospectus supplement. See also
                                            "Description of the
                                            Certificates--Advances" in the
                                            accompanying prospectus.

REPORTS TO CERTIFICATEHOLDERS.............  On each distribution date, the trustee will provide or make
                                            available to the registered holders
                                            of the offered certificates a
                                            monthly report substantially in the
                                            form of Exhibit B to this prospectus
                                            supplement. The trustee's report
                                            will detail, among other things, the
                                            distributions made to the series
                                            2005-C4 certificateholders on that
                                            distribution date and the
                                            performance of the underlying
                                            mortgage loans and the mortgaged
                                            real properties. The trustee will
                                            also make available to the
                                            registered holders of the offered
                                            certificates, via its website, any
                                            report at the request of the
                                            depositor.

                                            You may also review via the
                                            trustee's website or, upon
                                            reasonable prior notice, at the
                                            trustee's offices, as applicable,
                                            during normal business hours, a
                                            variety of information and documents
                                            that pertain to the underlying
                                            mortgage loans and the mortgaged
                                            real properties securing those
                                            loans. We expect that the available
                                            information and documents will
                                            include loan documents (only at the
                                            trustee's office), borrower
                                            operating statements, rent rolls and
                                            property inspection reports, to the
                                            extent received by the trustee.

                                            See "Description of the Offered
                                            Certificates--Reports to
                                            Certificateholders; Available
                                            Information" in this prospectus
                                            supplement.

OPTIONAL TERMINATION....................    The following parties will each in
                                            turn, according to the order listed
                                            below, have the option to purchase
                                            all of the underlying mortgage loans
                                            and all other property remaining in
                                            the trust fund on any distribution
                                            date on which the total principal
                                            balance of the underlying mortgage
                                            loans from the perspective of the
                                            series 2005-C4 certificateholders,
                                            based on collections and advances of
                                            principal on those mortgage loans
                                            previously distributed, and losses
                                            on those mortgage loans previously
                                            allocated, to the series 2005-C4
                                            certificateholders, is less than
                                            1.0% of the initial mortgage pool
                                            balance:

                                            o   any single holder or group of
                                                holders of the majority of the
                                                total outstanding principal
                                                balance of certificates of the
                                                series 2005-C4 controlling
                                                class;

                                            o   the special servicer; and

                                            o   the master servicer.

                                            If any party above exercises this
                                            option, then the trust fund will
                                            terminate and all outstanding
                                            offered certificates will be
                                            retired, as described in more detail
                                            in this prospectus supplement.

DENOMINATIONS...........................    The offered certificates will be
                                            issuable in registered form, in the
                                            following denominations:


                                                                                                      MULTIPLES IN EXCESS
                                                                                 MINIMUM                  OF MINIMUM
                                                      CLASS                   DENOMINATION               DENOMINATION
                                            --------------------------    ----------------------     ------------------------

                                            A-1, A-2, A-3, A-AB, A-4,            $10,000                      $1
                                                A-4M, A-1-A, A-J,
                                                   B, C and D


CLEARANCE AND SETTLEMENT................    You will initially hold your offered
                                            certificates through The Depository
                                            Trust Company, in the United States,
                                            or Clearstream Banking, Luxembourg
                                            or The

                                      S-24

                                            Euroclear System, in Europe. As a
                                            result, you will not receive a fully
                                            registered physical certificate
                                            representing your interest in any
                                            offered certificate, except under
                                            the limited circumstances described
                                            under "Description of the Offered
                                            Certificates--Registration and
                                            Denominations" in this prospectus
                                            supplement and "Description of the
                                            Certificates--Book-Entry
                                            Registration" in the accompanying
                                            prospectus. We may elect to
                                            terminate the book-entry system
                                            through DTC with respect to all or
                                            any portion of any class of offered
                                            certificates.

                                        LEGAL AND INVESTMENT CONSIDERATIONS
                                        -----------------------------------

FEDERAL INCOME TAX CONSEQUENCES.........    The trustee or its agent will make
                                            elections to treat designated
                                            portions of the assets of the trust
                                            fund as two separate real estate
                                            mortgage investment conduits in a
                                            tiered structure under Sections 860A
                                            through 860G of the Internal Revenue
                                            Code. Those two REMICs are as
                                            follows:

                                            o   REMIC I, which will consist of,
                                                among other things--

                                                1.   the mortgage loans that
                                                     back the offered
                                                     certificates, and
                                                2.   any mortgaged real
                                                     properties that may be
                                                     acquired by the trust
                                                     fund following a borrower
                                                     default,

                                                but will exclude collections of
                                                additional interest accrued and
                                                deferred as to payment with
                                                respect to each underlying
                                                mortgage loan with an
                                                anticipated repayment date that
                                                remains outstanding past that
                                                date; and

                                            o   REMIC II, which will hold the
                                                regular interests in REMIC I.

                                            Any assets not included in a REMIC
                                            will constitute a grantor trust for
                                            federal income tax purposes. If the
                                            depositor exercises its option to
                                            issue a class or classes of floating
                                            rate certificates, the related class
                                            or classes of REMIC II regular
                                            interest, the floating rate account
                                            and the swap agreement will
                                            constitute a grantor trust for
                                            federal income tax purposes.

                                            The offered certificates will be
                                            treated as regular interests in
                                            REMIC II. This means that they will
                                            be treated as newly issued debt
                                            instruments for federal income tax
                                            purposes. You will have to report
                                            income on your offered certificates
                                            in accordance with the accrual
                                            method of accounting even if you are
                                            otherwise a cash method taxpayer.
                                            The offered certificates will not
                                            represent any interest in the
                                            grantor trust referred to above.

                                            It is anticipated that the
                                            certificates will be issued at a
                                            for federal income tax purposes.

                                            When determining the rate of accrual
                                            of original issue discount and
                                            market discount or the amortization
                                            of premium, if any, for federal
                                            income tax purposes, the prepayment
                                            assumption will be that, subsequent
                                            to the date of any determination--

                                            o   the underlying mortgage loans
                                                with anticipated repayment dates
                                                will, in each case, be paid in
                                                full on that date,

                                            o   no underlying mortgage loan will
                                                otherwise be prepaid prior to
                                                maturity, and

                                            o   there will be no extension of
                                                maturity for any underlying
                                                mortgage loan.

                                      S-25

                                            However, no representation is made
                                            as to the actual rate at which the
                                            underlying mortgage loans will
                                            prepay, if at all.

                                            For a more detailed discussion of
                                            the federal income tax aspects of
                                            investing in the offered
                                            certificates, see "Federal Income
                                            Tax Consequences" in this prospectus
                                            supplement and in the accompanying
                                            prospectus.

ERISA CONSIDERATIONS....................    The acquisition of an offered
                                            certificate by an employee benefit
                                            plan or other plan or arrangement
                                            subject to the Employee Retirement
                                            Income Security Act of 1974, as
                                            amended, or to Section 4975 of the
                                            Internal Revenue Code, as amended,
                                            could, in some instances, result in
                                            a prohibited transaction or other
                                            violation of the fiduciary
                                            responsibility provisions of these
                                            laws.

                                            We anticipate, however, that,
                                            subject to satisfaction of the
                                            conditions referred to under "ERISA
                                            Considerations" in this prospectus
                                            supplement, retirement plans and
                                            other employee benefit plans and
                                            arrangements subject to--

                                            o   Title I of ERISA, or

                                            o   Section 4975 of the Internal
                                                Revenue Code

                                            will be able to invest in the
                                            offered certificates without giving
                                            rise to a prohibited transaction.
                                            This is based upon an individual
                                            prohibited transaction exemption
                                            granted to Credit Suisse First
                                            Boston LLC by the U.S. Department of
                                            Labor.

                                            If you are a fiduciary of any
                                            retirement plan or other employee
                                            benefit plan or arrangement subject
                                            to Title I of ERISA or Section 4975
                                            of the Internal Revenue Code or any
                                            materially similar provisions of
                                            applicable federal, state or local
                                            law, you should consult your own
                                            legal advisors to determine whether
                                            the purchase or holding of the
                                            offered certificates could give rise
                                            to a transaction that is prohibited
                                            under ERISA or Section 4975 of the
                                            Internal Revenue Code or applicable
                                            similar law. In addition, if the
                                            depositor issues any class of
                                            floating rate certificates supported
                                            by a swap agreement, and you are a
                                            fiduciary of any such retirement
                                            plan or other employee benefit plan
                                            and are considering an investment in
                                            the such certificates, you should
                                            review the specific requirements for
                                            purchases of such certificates by
                                            plans. See "ERISA Considerations" in
                                            this prospectus supplement and in
                                            the accompanying prospectus.

LEGAL INVESTMENT........................    The offered certificates (other than
                                            the class D certificates) will
                                            constitute "mortgage related
                                            securities" for purposes of the
                                            Secondary Mortgage Market
                                            Enhancement Act of 1984, as amended.

                                            If your investment activities are
                                            subject to legal investment laws and
                                            regulations, regulatory capital
                                            requirements, or review by
                                            regulatory authorities, then you may
                                            be subject to restrictions on
                                            investment in the offered
                                            certificates.

                                            You should consult your own legal
                                            advisors for assistance in
                                            determining the suitability of and
                                            consequences to you of the purchase,
                                            ownership, and sale of the offered
                                            certificates. See "Legal Investment"
                                            in this prospectus supplement and in
                                            the accompanying prospectus.

INVESTMENT CONSIDERATIONS...............    The rate and timing of payments and
                                            other collections of principal on or
                                            with respect to the underlying
                                            mortgage loans will affect the yield
                                            to maturity on each offered
                                            certificate. In the case of offered
                                            certificates purchased at a
                                            discount, a slower than anticipated
                                            rate of payments and other
                                            collections of principal on the
                                            underlying mortgage loans could
                                            result in a lower than anticipated
                                            yield. In the case of offered
                                            certificates purchased at a premium,
                                            a faster than anticipated rate of
                                            payments and other collections of
                                            principal on the underlying mortgage
                                            loans could result in a lower than
                                            anticipated yield.

                                      S-26

                                            Holders of the class A-1, A-2, A-3,
                                            A-AB, A-4 and A-4M certificates will
                                            be greatly affected by the rate and
                                            timing of payments and other
                                            collections of principal of the
                                            mortgage loans in loan group no. 1
                                            and, in the absence of significant
                                            losses, should be largely unaffected
                                            by the rate and timing of payments
                                            and other collections of principal
                                            on the mortgage loans in loan group
                                            no. 2.

                                            Holders of the class A-1-A
                                            certificates will be greatly
                                            affected by the rate and timing of
                                            payments and other collections of
                                            principal of the mortgage loans in
                                            loan group no. 2 and, in the absence
                                            of significant losses, should be
                                            largely unaffected by the rate and
                                            timing of payments and other
                                            collections of principal on the
                                            mortgage loans in loan group no. 1.

                                            If the depositor exercises its
                                            option to issue a class or classes
                                            of floating rate certificates, the
                                            yield on such classes of
                                            certificates will be highly
                                            sensitive to changes in the level of
                                            LIBOR.

                                            The yield on the offered
                                            certificates with variable or capped
                                            pass-through rates could also be
                                            adversely affected if the underlying
                                            mortgage loans with relatively
                                            higher net mortgage interest rates
                                            pay principal faster than the
                                            mortgage loans with relatively lower
                                            net mortgage interest rates.

                                            See "Yield and Maturity
                                            Considerations" in this prospectus
                                            supplement and in the accompanying
                                            prospectus.

                                            THE UNDERLYING MORTGAGE LOANS
                                            -----------------------------

GENERAL.................................    We intend to include the 160
                                            mortgage loans identified on Exhibit
                                            A-1 to this prospectus supplement in
                                            the trust fund for the offered
                                            certificates. In this section,
                                            "--The Underlying Mortgage Loans,"
                                            we provide summary information with
                                            respect to those mortgage loans. For
                                            more detailed information regarding
                                            those mortgage loans, you should
                                            review the following sections in
                                            this prospectus supplement:

                                            o   "Description of the Underlying
                                                Mortgage Loans";

                                            o   "Risk Factors--Risks Related to
                                                the Underlying Mortgage Loans";

                                            o   Exhibit A-1--Characteristics of
                                                the Underlying Mortgage Loans
                                                and the Related Mortgaged Real
                                                Properties; and

                                            o   Exhibit A-2--Mortgage Pool
                                                Information.

                                            For purposes of calculating
                                            distributions on the respective
                                            classes of series 2005-C4
                                            certificates, the pool of mortgage
                                            loans backing the offered
                                            certificates will be divided into
                                            the following two loan groups:

                                            o   Loan group no. 1, which will
                                                consist of all of the underlying
                                                mortgage loans that are secured
                                                by property types other than
                                                multifamily and mobile home
                                                park, together with eight (8)
                                                underlying mortgage loans that
                                                are secured by multifamily and
                                                mobile home park property types.
                                                Loan group no. 1 will consist of
                                                114 mortgage loans, with an
                                                initial loan group no. 1 balance
                                                of $956,172,396, representing
                                                approximately 71.7% of the
                                                initial mortgage pool balance.

                                            o   Loan group no. 2, which will
                                                consist of all of the underlying
                                                mortgage loans that are secured
                                                by the multifamily and mobile
                                                home park property types except
                                                for the eight (8) underlying
                                                mortgage loans that are secured
                                                by multifamily and mobile home
                                                park property types in loan
                                                group no. 1. Loan group no. 2
                                                will consist of 46 mortgage
                                                loans,

                                      S-27

                                                with an initial loan group no. 2
                                                balance of $377,179,840,
                                                representing approximately 28.3%
                                                of the initial mortgage pool
                                                balance.

                                            Exhibit A-1 to this prospectus
                                            supplement identifies which
                                            underlying mortgage loans are
                                            included in each of loan group no. 1
                                            and loan group no. 2.

                                            When reviewing the information that
                                            we have included in this prospectus
                                            supplement with respect to the
                                            mortgage loans that we intend to
                                            include in the trust fund, please
                                            note that--

                                            o   All numerical information
                                                provided with respect to the
                                                mortgage loans is provided on an
                                                approximate basis.

                                            o   All weighted average information
                                                provided with respect to the
                                                underlying mortgage loans or any
                                                sub-group of those mortgage
                                                loans reflects a weighting based
                                                on their respective cut-off date
                                                principal balances. We will
                                                transfer the cut-off date
                                                principal balance for each of
                                                the underlying mortgage loans to
                                                the trust fund. We show the
                                                cut-off date principal balance
                                                for each of the underlying
                                                mortgage loans on Exhibit A-1 to
                                                this prospectus supplement.

                                            o   In calculating the respective
                                                cut-off date principal balances
                                                of the underlying mortgage
                                                loans, we have assumed that--

                                                1.  all scheduled payments of
                                                    principal and/or interest
                                                    due on those mortgage loans
                                                    on or before their
                                                    respective due dates in
                                                    August 2005 are timely made,
                                                    and

                                                2.  there are no prepayments or
                                                    other unscheduled
                                                    collections of principal
                                                    with respect to any of those
                                                    mortgage loans during the
                                                    period from its due date in
                                                    July 2005 up to and
                                                    including its due date in
                                                    August 2005.

                                            o   Whenever we refer to the
                                                following terms in this
                                                prospectus supplement, we intend
                                                for them to have the respective
                                                meanings specified below:

                                                1.  initial mortgage pool
                                                    balance -- the total cut-off
                                                    date principal balance of
                                                    the entire mortgage pool;

                                                2.  initial loan group no. 1
                                                    balance -- the total cut-off
                                                    date principal balance of
                                                    all of loan group no. 1; and

                                                3.  initial loan group no. 2
                                                    balance -- the total cut-off
                                                    date principal balance of
                                                    all of loan group no. 2.

                                            o   When information with respect to
                                                mortgaged real properties is
                                                expressed as a percentage of the
                                                initial mortgage pool balance,
                                                the initial loan group no. 1
                                                balance or the initial loan
                                                group no. 2 balance, as the case
                                                may be, the percentages are
                                                based upon the cut-off date
                                                principal balances of the
                                                related underlying mortgage
                                                loans.

                                            o   Some of the underlying mortgage
                                                loans are cross-collateralized
                                                and cross-defaulted with one or
                                                more other underlying mortgage
                                                loans. Except as otherwise
                                                indicated, when an underlying
                                                mortgage loan is
                                                cross-collateralized and
                                                cross-defaulted with another
                                                underlying mortgage loan, we
                                                present the information
                                                regarding those mortgage loans
                                                as if each of them was secured
                                                only by a mortgage lien on the
                                                corresponding mortgaged real
                                                property identified on Exhibit
                                                A-1 to this prospectus
                                                supplement. One exception is
                                                that each and every

                                      S-28

                                                underlying mortgage loan in any
                                                particular group of
                                                cross-collateralized and
                                                cross-defaulted mortgage loans
                                                is treated as having the same
                                                loan-to-value ratio and the same
                                                debt service coverage ratio.
                                                Other than as described under
                                                "Description of the Underlying
                                                Mortgage Loans--The A/B Loan
                                                Pair" in this prospectus
                                                supplement, none of the
                                                underlying mortgage loans will
                                                be cross-collateralized with any
                                                mortgage loan that is not in the
                                                trust fund.

                                            o   In some cases, an individual
                                                underlying mortgage loan is
                                                secured by multiple mortgaged
                                                real properties. For purposes of
                                                providing property-specific
                                                information, we have allocated
                                                each of those mortgage loans
                                                among the related mortgaged real
                                                properties based upon--

                                                1.  relative appraised values,

                                                2.  relative underwritten net
                                                    cash flow, or

                                                3.  prior allocations reflected
                                                    in the related loan
                                                    documents.

                                            o   If an underlying mortgage loan
                                                is secured by multiple parcels
                                                of real property and the
                                                operation or management of those
                                                parcels so warranted, we treat
                                                those parcels as a single parcel
                                                of real property.

                                            o   Whenever we refer to a
                                                particular mortgaged real
                                                property by name, we mean the
                                                property identified by that name
                                                on Exhibit A-1 to this
                                                prospectus supplement. Whenever
                                                we refer to a particular
                                                underlying mortgage loan by
                                                name, we mean the underlying
                                                mortgage loan secured by the
                                                mortgaged property identified by
                                                that name on Exhibit A-1 to this
                                                prospectus supplement.

                                            o   Statistical information
                                                regarding the underlying
                                                mortgage loans may change prior
                                                to the date of initial issuance
                                                of the offered certificates due
                                                to changes in the composition of
                                                the mortgage pool prior to that
                                                date.

                                            o   The general characteristics of
                                                the entire mortgage pool backing
                                                the offered certificates are not
                                                necessarily representative of
                                                the general characteristics of
                                                either loan group no. 1 or loan
                                                group no. 2. The yield and risk
                                                of loss on any class of offered
                                                certificates will depend on,
                                                among other things, the
                                                composition of each of loan
                                                group no. 1 and loan group no.
                                                2. The general characteristics
                                                of each of those loan groups
                                                should also be analyzed when
                                                making an investment decision.
                                                See "--Additional Statistical
                                                Information" below.

SOURCE OF THE UNDERLYING MORTGAGE
LOANS...................................    We are not the originator of the
                                            mortgage loans that we intend to
                                            include in the trust fund. We will
                                            acquire those mortgage loans from
                                            two separate sellers. Each of the
                                            underlying mortgage loans was
                                            originated by--

                                            o   the related mortgage loan seller
                                                from whom we are acquiring the
                                                mortgage loan,

                                            o   an affiliate of the related
                                                mortgage loan seller,

                                            o   a correspondent in the related
                                                mortgage loan seller's or its
                                                affiliate's conduit lending
                                                program, or

                                            o   another third-party originator
                                                that sold such mortgage loan to
                                                a mortgage loan seller.

                                      S-29

                                            The following table sets forth the
                                            number of underlying mortgage loans,
                                            and the percentage of initial
                                            mortgage pool balance, that we will
                                            acquire from each of the mortgage
                                            loan sellers:



                                                                                                             % OF INITIAL
                                                                                          NUMBER OF         MORTGAGE POOL
                                                      MORTGAGE LOAN SELLER              MORTGAGE LOANS         BALANCE
                                            ----------------------------------------   ----------------   -------------------

                                            1.  Column Financial, Inc...............          115                72.8%
                                            2.  KeyBank National Association........           45                27.2%
                                            TOTAL                                             160               100.0%


PAYMENT AND OTHER TERMS.................    Each of the mortgage loans that we
                                            intend to include in the trust fund
                                            is the obligation of a borrower to
                                            repay a specified sum with interest.

                                            Repayment of each of the underlying
                                            mortgage loans is secured by a
                                            mortgage lien on the fee and/or
                                            leasehold interest of the related
                                            borrower or another party in one or
                                            more commercial or multifamily real
                                            properties. That mortgage lien will
                                            be a first priority lien, except for
                                            limited permitted encumbrances,
                                            which we refer to under "Description
                                            of the Underlying Mortgage
                                            Loans--General" in, and describe in
                                            the glossary to, this prospectus
                                            supplement.

                                            Most of the mortgage loans that we
                                            intend to include in the trust fund
                                            are, with limited exceptions,
                                            nonrecourse. Even where a mortgage
                                            loan that we intend to include in
                                            the trust fund is fully or partially
                                            recourse, however, we have generally
                                            not evaluated the creditworthiness
                                            of the subject obligor. Accordingly,
                                            even fully or partially recourse
                                            mortgage loans that we will include
                                            in the trust fund should be
                                            considered nonrecourse.

                                            None of the underlying mortgage
                                            loans are insured or guaranteed by
                                            any governmental agency or
                                            instrumentality or by any private
                                            mortgage insurer.

                                            Each of the underlying mortgage
                                            loans currently accrues interest at
                                            the annual rate specified with
                                            respect to that mortgage loan on
                                            Exhibit A-1 to this prospectus
                                            supplement. Except as otherwise
                                            described below with respect to
                                            underlying mortgage loans that have
                                            anticipated repayment dates and
                                            described under "Description of the
                                            Underlying Mortgage Loans--Certain
                                            Terms and Conditions of the
                                            Underlying Mortgage Loans--Mortgage
                                            Rates; Calculations of Interest,"
                                            the mortgage interest rate for each
                                            underlying mortgage loan is, in the
                                            absence of default, fixed for the
                                            entire term of the loan.

BALLOON LOANS...........................    One hundred fifty-four (154) of the
                                            mortgage loans that we intend to
                                            include in the trust fund, which
                                            represent 95.2% of the initial
                                            mortgage pool balance, of which 108
                                            mortgage loans are in loan group no.
                                            1, representing 93.4% of the initial
                                            loan group no. 1 balance, and 46
                                            mortgage loans are in loan group no.
                                            2, representing 100.0% of the
                                            initial loan group no. 2 balance,
                                            respectively, are balloon loans that
                                            provide for:

                                            o   an amortization schedule that is
                                                significantly longer than its
                                                remaining term to stated
                                                maturity or no amortization
                                                prior to stated maturity; and

                                            o   in either case, a substantial
                                                payment of principal on its
                                                maturity date.

LOANS WITH ANTICIPATED REPAYMENT
DATES...................................    Five (5) of the mortgage loans that
                                            we intend to include in the trust
                                            fund, which represent 4.4% of the
                                            initial mortgage pool balance, all
                                            of which are in loan group no. 1,
                                            representing 6.2% of the initial
                                            loan group no. 1 balance, provide
                                            material incentives to, but do not
                                            require, the related borrower to pay
                                            its mortgage loan in full by a
                                            specified date prior to stated
                                            maturity. We consider each such
                                            specified date to be the anticipated
                                            repayment date for the related
                                            mortgage loan. There can be no
                                            assurance, however, that these
                                            incentives will result in any of
                                            these mortgage loans being paid in
                                            full on or before its anticipated
                                            repayment date. The incentives
                                            generally include the following:

                                      S-30

                                            o   Commencing on the related
                                                anticipated repayment date, the
                                                subject mortgage loan will
                                                accrue interest in excess of
                                                interest at the initial mortgage
                                                interest rate. The additional
                                                interest will--

                                                1.  be deferred,

                                                2.  in some cases, be
                                                    compounded,

                                                3.  be payable only after the
                                                    outstanding principal
                                                    balance of the subject
                                                    mortgage loan is paid in
                                                    full, and

                                                4.  be payable only to the
                                                    holders of the class V
                                                    certificates, which are not
                                                    offered by this prospectus
                                                    supplement.

                                            o   Commencing no later than the
                                                related anticipated repayment
                                                date, the subject mortgage loan
                                                may be freely prepaid.

                                            o   Commencing no later than the
                                                related anticipated repayment
                                                date, cash flow from the related
                                                mortgaged real property will be
                                                deposited into a lockbox under
                                                the control of the master
                                                servicer.

                                            o   After the related anticipated
                                                repayment date, cash flow from
                                                the related mortgaged real
                                                property that is not otherwise
                                                applied to pay the normal
                                                monthly debt service payment or
                                                to pay or escrow for the payment
                                                of various expenses, will be
                                                applied to pay down the
                                                principal balance of the subject
                                                mortgage loan.

FULLY AMORTIZING LOANS..................    One (1) of the mortgage loans that
                                            we intend to include in the trust
                                            fund, which represents 0.3% of the
                                            initial mortgage pool balance, which
                                            mortgage loan is in loan group no.
                                            1, representing 0.4% of the initial
                                            loan group no. 1 balance, has a
                                            payment schedule that provides for
                                            the payment of such mortgage loan in
                                            full or substantially in full by its
                                            maturity date. This mortgage loan
                                            does not provide for any of the
                                            repayment incentives associated with
                                            mortgage loans with anticipated
                                            repayment dates.

MORTGAGE LOANS WITH
INTEREST ONLY PERIODS...................    Nine (9) of the mortgage loans that
                                            we intend to include in the trust
                                            fund, which represent 17.7% of the
                                            initial mortgage pool balance, of
                                            which seven (7) mortgage loans are
                                            in loan group no. 1, representing
                                            24.2% of the initial loan group no.
                                            1 balance, and two (2) mortgage
                                            loans are in loan group no. 2,
                                            representing 1.4% of the initial
                                            loan group no. 2 balance,
                                            respectively, do not provide for any
                                            amortization prior to the maturity
                                            date (or in certain cases,
                                            anticipated repayment date, as
                                            applicable). Forty-nine (49) other
                                            mortgage loans that we intend to
                                            include in the trust fund, which
                                            represent 41.3% of the initial
                                            mortgage pool balance, of which 29
                                            mortgage loans are in loan group no.
                                            1, representing 33.0% of the initial
                                            loan group no. 1 balance, and 20
                                            mortgage loans are in loan group no.
                                            2, representing 62.3% of the initial
                                            loan group no. 2 balance,
                                            respectively, provide for an
                                            interest only period of between 12
                                            to 60 months following origination.

                                      S-31

CROSSED MORTGAGE LOANS AND
MULTI-PROPERTY MORTGAGE LOANS...........    The trust fund will include one (1)
                                            group of mortgage loans that are
                                            cross-collateralized and
                                            cross-defaulted with each other. The
                                            table below identifies those crossed
                                            loans.


                                                                                                   NUMBER OF    % OF INITIAL
                                                                                                   MORTGAGE       MORTGAGE
                                                        PROPERTY/PORTFOLIO NAME(S)                   LOANS      POOL BALANCE
                                            -------------------------------------------------   -------------  ----------------

                                            Big Tree RV Resort and Mill Creek RV Park........         2              0.4%


                                            The trust fund will also include two
                                            (2) mortgage loans that are, in each
                                            such case, secured by multiple real
                                            properties. The table below
                                            identifies those multi-property
                                            mortgage loans.



                                                                                                                % OF INITIAL
                                                                                                   NUMBER OF      MORTGAGE
                                                        PROPERTY/PORTFOLIO NAME(S)                PROPERTIES    POOL BALANCE
                                            ------------------------------------------------   --------------  ------------------

                                            1.  Och Ziff Portfolio...........................         9              4.0%
                                            2.  Normandie Holdings Portfolio I...............         2              1.3%


                                            In reviewing each of the foregoing
                                            two tables, you should note that
                                            some of the underlying mortgage
                                            loans referred to in each of the
                                            foregoing two tables allow for the
                                            termination of the applicable
                                            cross-collateralization provisions
                                            and/or for the release of individual
                                            mortgaged real properties, whether
                                            through partial prepayment of a
                                            release price, through partial
                                            defeasance and/or upon the
                                            satisfaction of various underwriting
                                            criteria. See "Risk Factors--Risks
                                            Related to the Underlying Mortgage
                                            Loans--Enforceability of
                                            Cross-Collateralization Provisions
                                            May Be Challenged and the Benefits
                                            of these Provisions May Otherwise Be
                                            Limited" and "Description of the
                                            Underlying Mortgage
                                            Loans--Cross-Collateralized Mortgage
                                            Loans, Multi-Property Mortgage Loans
                                            and Mortgage Loans with Affiliated
                                            Borrowers" in this prospectus
                                            supplement.

DEFEASANCE MORTGAGE LOANS...............    One hundred forty-nine (149) of the
                                            mortgage loans that we intend to
                                            include in the trust fund, which
                                            represent 95.4% of the initial
                                            mortgage pool balance, of which 103
                                            mortgage loans are in loan group no.
                                            1, representing 93.6% of the initial
                                            loan group no. 1 balance, and 46
                                            mortgage loans are in loan group no.
                                            2, representing 100.0% of the
                                            initial loan group no. 2 balance,
                                            respectively, permit the borrower to
                                            obtain the release of the related
                                            mortgaged real property - or, in the
                                            case of a crossed mortgage loan or
                                            multi-property mortgage loan, the
                                            release of one or more of the
                                            related mortgaged real properties -
                                            from the lien of the related
                                            mortgage instrument(s) upon the
                                            pledge to the trustee of certain
                                            non-callable U.S. government
                                            obligations. The U.S. government
                                            obligations must provide for
                                            payments that equal or exceed
                                            scheduled interest and principal
                                            payments due under the related
                                            mortgage note(s).

ADDITIONAL COLLATERAL MORTGAGE LOANS....    Ten (10) of the mortgage loans that
                                            we intend to include in the trust
                                            fund, which represent 9.3% of the
                                            initial mortgage pool balance, of
                                            which five (5) mortgage loans are in
                                            loan group no. 1, representing 10.4%
                                            of the initial loan group no. 1
                                            balance, and five (5) mortgage loans
                                            are in loan group no. 2,
                                            representing 6.5% of the initial
                                            loan group no. 2 balance, are
                                            secured by letters of credit or cash
                                            reserves in material amounts that in
                                            each such case:

                                            o   will be released to the related
                                                borrower upon satisfaction by
                                                the related borrower of certain
                                                performance related conditions,
                                                which may include, in some
                                                cases, meeting debt service
                                                coverage ratio levels and/or
                                                satisfying leasing conditions;
                                                and

                                            o   if not so released, will or, at
                                                the discretion of the lender,
                                                may prior to loan maturity (or
                                                earlier loan default or loan
                                                acceleration) be applied to
                                                prepay a portion of the subject
                                                mortgage loan if such
                                                performance related conditions
                                                are not satisfied within
                                                specified time periods.

                                      S-32

                                            See "Description of the Underlying
                                            Mortgage Loans--Certain Terms and
                                            Conditions of the Underlying
                                            Mortgage Loans--Mortgage Loans Which
                                            May Require or Permit Principal
                                            Paydowns" in this prospectus
                                            supplement.

LOCKBOX TERMS...........................    Twenty-nine (29) mortgage loans that
                                            we intend to include in the trust
                                            fund, which represent 51.0% of the
                                            initial mortgage pool balance, of
                                            which 23 mortgage loans are in loan
                                            group no. 1, representing 55.0% of
                                            the initial loan group no. 1
                                            balance, and 6 mortgage loans are in
                                            loan group no. 2, representing 40.9%
                                            of the initial loan group no. 2
                                            balance, respectively, generally
                                            provide that all rents, credit card
                                            receipts, accounts receivable
                                            payments and other income derived
                                            from the related mortgaged real
                                            properties will be paid into one of
                                            the following types of lockboxes,
                                            each of which is described below:

                                            HARD LOCKBOX. Income (or some
                                            portion of income sufficient to pay
                                            monthly debt service) is paid
                                            directly to a lockbox account
                                            controlled by the master servicer on
                                            behalf of the trust fund, except
                                            that with respect to multifamily
                                            rental properties, income (or some
                                            portion of income sufficient to pay
                                            monthly debt service) is collected
                                            and deposited in the lockbox account
                                            by the manager of the mortgaged real
                                            property and, with respect to
                                            hospitality properties, cash or
                                            "over-the-counter" receipts are
                                            deposited into the lockbox account
                                            by the manager, while credit card
                                            receivables will be deposited
                                            directly into a lockbox account.

                                            SPRINGING LOCKBOX. Income is
                                            collected and retained by or is
                                            otherwise accessible by the borrower
                                            until the occurrence of a triggering
                                            event, following which a hard
                                            lockbox or modified lockbox is put
                                            in place. Examples of triggering
                                            events include:

                                            o   a failure to pay the related
                                                mortgage loan in full on, or
                                                before, any related anticipated
                                                repayment date; or

                                            o   a decline, by more than a
                                                specified amount, in the net
                                                operating income of the related
                                                mortgaged real property; or

                                            o   a failure to meet a specified
                                                debt service coverage ratio; or

                                            o   an event of default under the
                                                mortgage.

                                            For purposes of this prospectus
                                            supplement, a springing lockbox can
                                            be either an account that is
                                            currently under the control of both
                                            the lender and the borrower, but
                                            which comes under the sole control
                                            of the lender upon the occurrence of
                                            the triggering event, or an account
                                            that is required to be established
                                            by the borrower (but to be under the
                                            sole control of the lender) upon the
                                            occurrence of the triggering event.

                                            MODIFIED LOCKBOX. Except in those
                                            cases involving multifamily and
                                            hospitality properties that are
                                            described under "Hard Lockbox"
                                            above, income is collected by the
                                            property manager of the mortgaged
                                            real property (or, in some cases,
                                            the borrower) and is deposited into
                                            a lender-controlled lockbox account
                                            on a regular basis.

                                            The above-referenced 29 mortgage
                                            loans provide for the following
                                            types of lockbox accounts:


                                                                                                   NUMBER OF    % OF INITIAL
                                                                                                   MORTGAGE       MORTGAGE
                                                             TYPE OF LOCKBOX                         LOANS      POOL BALANCE
                                            ------------------------------------------------     ------------  ---------------

                                            Hard.............................................         13           30.3%
                                            Springing........................................         14           18.5%
                                            Modified.........................................          2            2.3%
                                                                                                 ------------  ---------------
                                            TOTAL                                                     29           51.0%


                                      S-33

PREPAYMENT CHARACTERISTICS OF THE
MORTGAGE LOANS..........................    Each underlying mortgage loan
                                            restricts voluntary prepayments in
                                            one or more of the following ways:

                                            o   by prohibiting any voluntary
                                                prepayments for a specified
                                                period of time after the
                                                underlying mortgage loan is
                                                originated; and/or

                                            o   by prohibiting any voluntary
                                                prepayments for a specified
                                                period of time after the
                                                underlying mortgage loan is
                                                originated, although, for a
                                                portion of that period,
                                                beginning no sooner than the
                                                second anniversary of the date
                                                of initial issuance of the
                                                offered certificates, the
                                                underlying mortgage loan may be
                                                defeased; and/or

                                            o   by requiring that any voluntary
                                                principal prepayment made during
                                                a specified period of time be
                                                accompanied by a yield
                                                maintenance charge.

                                            However, as described under
                                            "--Additional Collateral Mortgage
                                            Loans" above, some underlying
                                            mortgage loans may require partial
                                            principal prepayments during the
                                            related lock-out period.

                                            With respect to the loan identified
                                            as Fairporte Green Center on Exhibit
                                            A-1 to this prospectus supplement,
                                            the holder of the applicable
                                            outside-the-trust fund mortgage loan
                                            will have the right to purchase the
                                            related underlying mortgage loan
                                            under certain circumstances
                                            following a default under such
                                            mortgage loan, which would have the
                                            same effect on the offered
                                            certificates as a prepayment in full
                                            of such mortgage loan, except that,
                                            in certain circumstances, such
                                            purchase will not be accompanied by
                                            any yield maintenance charge. See
                                            "Description of the Underlying
                                            Mortgage Loans--The A/B Loan Pair"
                                            in this prospectus supplement.

                                            Set forth below is information
                                            regarding the remaining terms of the
                                            prepayment lock-out or prepayment
                                            lock-out/defeasance periods, as
                                            applicable, for the underlying
                                            mortgage loans that currently
                                            prohibit voluntary prepayments:


                                                                                    MORTGAGE      LOAN GROUP     LOAN GROUP
                                                                                      POOL           NO. 1         NO. 2
                                                                                  ------------  -------------  ---------------

                                            Maximum remaining lock-out or
                                              lock-out/defeasance period.......    175 months     175 months     171 months
                                            Minimum remaining lock-out or
                                              lock-out/defeasance period.......     24 months      24 months     49 months
                                            Weighted average remaining lock-out
                                              or lock-out/defeasance period....    102 months      97 months     113 months


                                            In some cases, the underlying
                                            mortgage loans that provide for a
                                            yield maintenance charge also
                                            provide that such yield maintenance
                                            charge will not be less than a fixed
                                            percentage of the amount prepaid.
                                            See "Description of the Underlying
                                            Mortgage Loans--Certain Terms and
                                            Conditions of the Underlying
                                            Mortgage Loans--Prepayment
                                            Provisions" in this prospectus
                                            supplement.

DELINQUENCY STATUS......................    None of the mortgage loans that we
                                            intend to include in the trust fund
                                            was 30 days or more delinquent in
                                            respect of any monthly debt service
                                            payment--

                                            o   as of the related due date in
                                                August 2005, or

                                            o   at any time during the 12-month
                                                period preceding the related due
                                                date in August 2005.

                                      S-34

ADDITIONAL STATISTICAL INFORMATION

A. GENERAL CHARACTERISTICS..............    The mortgage loans that we intend to
                                            include in the mortgage pool, loan
                                            group no. 1 and loan group no. 2,
                                            respectively, will have the
                                            following general characteristics as
                                            of their respective due dates in
                                            August 2005:


                                                                      MORTGAGE          LOAN GROUP          LOAN GROUP
                                                                        POOL               NO. 1              NO. 2
                                                                  ------------------  -----------------  -------------------

Initial mortgage pool/loan group balance.....................        $1,333,352,236       $956,172,396        $377,179,840
Number of underlying mortgage loans..........................                   160                114                  46
Number of mortgaged real properties..........................                   169                122                  47

Greatest cut-off date principal balance......................          $100,000,000       $100,000,000         $46,500,000
Smallest cut-off date principal balance......................              $614,239           $614,239          $1,269,898
Average cut-off date principal balance.......................            $8,333,451         $8,387,477          $8,199,562

Highest annual mortgage interest rate........................                6.830%             6.830%              6.320%
Lowest annual mortgage interest rate.........................                4.900%             4.900%              4.900%
Weighted average annual mortgage interest rate...............                5.427%             5.466%              5.330%

Longest original term to maturity or anticipated repayment
   date......................................................            180 months         180 months          180 months
Shortest original term to maturity or anticipated repayment
   date......................................................             59 months          59 months           60 months
Weighted average original term to maturity or anticipated
   repayment date............................................            111 months         108 months          119 months

Longest remaining term to maturity or anticipated repayment
   date......................................................            179 months         179 months          177 months
Shortest remaining term to maturity or anticipated repayment
   date......................................................             54 months          54 months           56 months
Weighted average remaining term to maturity or anticipated
   repayment date............................................            108 months         105 months          116 months

Highest debt service coverage ratio, based on underwritten
   net cash flow.............................................                 2.38x              2.38x               1.79x
Lowest debt service coverage ratio, based on underwritten net
   cash flow.................................................                 1.21x              1.21x               1.21x
Weighted average debt service coverage ratio, based on
   underwritten net cash flow................................                 1.41x              1.44x               1.34x

Highest cut-off date loan-to-value ratio.....................                 80.0%              80.0%               80.0%
Lowest cut-off date loan-to-value ratio......................                 27.8%              27.8%               59.5%
Weighted average cut-off date loan-to-value ratio............                 71.7%              70.7%               74.1%


                                            In reviewing the foregoing table,
                                            please note that:

                                            o   In the case of one (1) of the
                                                underlying mortgage loans, which
                                                represents 0.3% of the initial
                                                mortgage pool balance, the
                                                related borrower has encumbered
                                                the related mortgaged real
                                                property with junior debt that
                                                is evidenced by a separate
                                                promissory note. Such junior
                                                loan is secured by the same
                                                mortgage or deed of trust that
                                                secures the related underlying
                                                mortgage loan. None of the
                                                statistical information
                                                regarding that mortgage loan
                                                provided in this prospectus
                                                supplement includes any
                                                numerical information with
                                                respect to that junior loan. For
                                                more information regarding these
                                                loans, see "Description of the
                                                Underlying Mortgage Loans--The
                                                A/B Loan Pair" in this
                                                prospectus supplement.

                                            o   The underwritten net cash flow
                                                for any mortgaged real property
                                                is an estimated number based on
                                                numerous assumptions that may
                                                not necessarily reflect recent
                                                historical performance and may
                                                not ultimately prove true.

                                      S-35

B. GEOGRAPHIC CONCENTRATION.............    The table below shows the number of,
                                            and percentage of the initial
                                            mortgage pool balance secured by,
                                            mortgaged real properties located in
                                            the indicated states:



                                                                                                                % OF INITIAL
                                                                                                   NUMBER OF      MORTGAGE
                                                                  STATE                           PROPERTIES    POOL BALANCE
                                            -----------------------------------------------   ---------------  ---------------

                                            California.......................................         16           23.7%
                                            Texas............................................         20           11.5%
                                            Florida..........................................         14            9.2%
                                            Ohio.............................................         23            8.2%
                                            Tennessee........................................          5            4.9%
                                            Utah.............................................          4            4.3%
                                            Illinois.........................................          4            3.6%


                                            The remaining mortgaged real
                                            properties with respect to the
                                            mortgage pool are located throughout
                                            30 other states. No more than 3.3%
                                            of the initial mortgage pool balance
                                            is secured by mortgaged real
                                            properties located in any of these
                                            other states. In circumstances where
                                            a particular underlying mortgage
                                            loan is secured by multiple
                                            mortgaged real properties located in
                                            two or more states, the foregoing
                                            information reflects the allocated
                                            loan amounts for those properties.

                                            Thirteen (13) of the California
                                            properties, securing mortgage loans
                                            that represent 22.9% of the initial
                                            mortgage pool balance, are located
                                            in southern California - areas with
                                            zip codes of 93600 or below - and
                                            three (3) of the California
                                            properties, securing mortgage loans
                                            that represent 0.8% of the initial
                                            mortgage pool balance, are located
                                            in northern California - areas with
                                            zip codes above 93600.

C. PROPERTY TYPES.......................    The table below shows the number of,
                                            and percentage of the initial
                                            mortgage pool balance secured by,
                                            mortgaged real properties operated
                                            for each indicated purpose:


                                                                                                                % OF INITIAL
                                                                                                   NUMBER OF      MORTGAGE
                                                              PROPERTY TYPE                       PROPERTIES    POOL BALANCE
                                            -------------------------------------------------    ------------ -----------------

                                            Retail............................................          71            42.9%
                                            Multifamily(1)....................................          55            30.3%
                                            Office............................................          17            12.1%
                                            Hotel.............................................          13            11.0%
                                            Mixed Use.........................................           7             2.0%
                                            Industrial........................................           2             0.9%
                                            Self Storage......................................           4             0.8%
                                            TOTAL                                                      169           100.0%


                                            (1)   Multifamily properties
                                                  include conventional rental
                                                  properties as well as
                                                  manufactured housing
                                                  properties and cooperative
                                                  properties.

D. ENCUMBERED INTERESTS.................    The table below shows the number of,
                                            and percentage of the initial
                                            mortgage pool balance secured by,
                                            mortgaged real properties for which
                                            the encumbered interest is as
                                            indicated:


                                                                                                                % OF INITIAL
                                                        ENCUMBERED INTEREST IN THE                 NUMBER OF      MORTGAGE
                                                         MORTGAGED REAL PROPERTY                  PROPERTIES    POOL BALANCE
                                            ------------------------------------------------   --------------  ---------------

                                            Fee..............................................        166            96.5%
                                            Leasehold........................................          3             3.5%
                                            TOTAL                                                    169           100.0%


                                            In circumstances where both the fee
                                            and leasehold interest in the entire
                                            mortgaged real property are
                                            encumbered, we have treated that as
                                            simply an encumbered fee interest.

                                      S-36

E. SIGNIFICANT MORTGAGE LOANS...........    The ten (10) largest mortgage loans
                                            or groups of cross-collateralized
                                            mortgage loans that we intend to
                                            include in the trust fund represent
                                            37.6% of the initial mortgage pool
                                            balance. See "Description of the
                                            Underlying Mortgage
                                            Loans--Significant Mortgage Loans"
                                            in this prospectus supplement.

                                      S-37

                                   RISK FACTORS

         The risks and uncertainties described below, in addition to those risks described in the prospectus under "Risk Factors," summarize the material risks in connection with the purchase of the offered certificates. All numerical information concerning the mortgage loans that we intend to include in the trust fund is provided on an approximate basis.

RISKS RELATED TO THE UNDERLYING MORTGAGE LOANS

         Commercial and Multifamily Lending Subjects Your Investment to Special
Risks that Are Not Associated with Single-Family Residential Lending. The mortgage loans that we intend to include in the trust fund are secured by the following income-producing property types:

         o    anchored, including shadow anchored, and unanchored retail properties;

         o    multifamily properties, including manufactured housing properties;

         o    office properties;

         o    industrial properties;

         o    self storage properties; o limited service and full service hotel properties; and o mixed use properties.

         Commercial and multifamily lending is generally thought to be riskier than single-family residential lending because, among other things, larger loans are made to single borrowers or groups of related borrowers.

         Furthermore, the risks associated with lending on commercial and multifamily properties are inherently different from those associated with lending on the security of single-family residential properties. For example, repayment of each of the underlying mortgage loans will be dependent on the performance and/or value of the related mortgaged real property.

         There are additional factors in connection with commercial and multifamily lending, not present in connection with single-family residential lending, which could adversely affect the economic performance of the respective mortgaged real properties that secure the underlying mortgage loans. Any one of these additional factors, discussed in more detail in this prospectus supplement, could result in a reduction in the level of cash flow from those mortgaged real properties that is required to ensure timely distributions on your offered certificates.

         The Source of Repayment on Your Offered Certificates Will Be Limited to
Payments and Other Collections on the Underlying Mortgage Loans. The offered certificates will represent interests solely in the trust fund. The primary assets of the trust fund will be a segregated pool of commercial and multifamily mortgage loans and, if any class of floating rate certificates are issued by the depositor, a swap agreement relating to each such class of floating rate certificates. Accordingly, repayment of the offered certificates will be limited to payments and other collections on the underlying mortgage loans and if issued, solely in the case of any class of floating rate certificates, payments under the swap agreement.

         The underlying mortgage loans will not be an obligation of, or be insured or guaranteed by:

         o    any governmental entity;

         o    any private mortgage insurer;

         o    us;

         o    any mortgage loan seller;

         o    the master servicer;

         o    the special servicer;

         o    the trustee;

                                      S-38

         o    the swap counterparty; or

         o    any of their respective affiliates.

         Repayment of Each of the Underlying Mortgage Loans Will Be Dependent on
the Cash Flow Produced by the Related Mortgaged Property, which Can Be Volatile and Insufficient to Allow Timely Distributions on Your Offered Certificates, and
on the Value of the Related Mortgaged Property, which May Fluctuate Over Time.
All of the mortgage loans that we intend to include in the trust fund are, with limited exceptions, or should be considered to be, nonrecourse. If there is a default with respect to any of the underlying mortgage loans, there will generally only be recourse against the specific real property or properties that secure the defaulted mortgage loan and other assets that have been pledged to secure that mortgage loan. Even if an underlying mortgage loan provides for recourse to a borrower or any of its affiliates, it is unlikely the trust fund will ultimately recover any amounts not covered by the liquidation proceeds from the related mortgaged real property or properties.

         Repayment of loans secured by commercial and multifamily rental properties typically depends on the cash flow produced by those properties. The ratio of net cash flow to debt service of a loan secured by an income-producing property is an important measure of the risk of default on the loan.

         Payment on each underlying mortgage loan may also depend on:

         o    with respect to balloon loans and loans with anticipated repayment dates, the ability of the related borrower to sell the related mortgaged real property or refinance the subject mortgage loan, whether at scheduled maturity or on the anticipated repayment date, in an amount sufficient to repay the subject mortgage loan;
              and/or

         o    in the event of a default under the subject mortgage loan and a subsequent sale of the related mortgaged real property upon the acceleration of such mortgage loan's maturity, the amount of the sale proceeds, taking into account any adverse effect of a foreclosure proceeding on those sale proceeds.

         In general, if an underlying mortgage loan has a relatively high loan-to-value ratio or a relatively low debt service coverage ratio, a foreclosure sale is more likely to result in proceeds insufficient to satisfy the outstanding debt.

         One hundred fifty-four (154) of the mortgage loans that we intend to include in the trust fund, which represent 95.2% of the initial mortgage pool balance, of which 108 mortgage loans are in loan group no. 1, representing 93.4%
of the initial loan group no. 1 balance, and 46 mortgage loans are in loan group
no. 2, representing 100.0% of the initial loan group no 2 balance, respectively, are balloon loans; and five (5) of the mortgage loans that we intend to include in the trust fund, which represent 4.4% of the initial mortgage pool balance, all of which are in loan group no. 1, representing 6.2% of the initial loan group no. 1 balance, provide material incentives for the related borrower to repay the loan by an anticipated repayment date prior to maturity. One hundred forty-three (143) of these mortgage loans, which represent 79.3% of the initial mortgage pool balance, of which 103 mortgage loans are in loan group no. 1, representing 72.5% of the initial loan group no. 1 balance and 40 mortgage loans are in loan group no. 2, representing 96.7% of the initial loan group no. 2 balance, respectively, have balloon payments that are scheduled to be due or anticipated repayment dates that are to occur, in each case, during the 12-month period from August 2014 to August 2015. Although an underlying mortgage loan may provide the related borrower with incentives to repay the loan by an anticipated repayment date prior to maturity, the failure of that borrower to do so will not be a default under that loan.

         The cash flows from the operation of commercial and multifamily real properties are volatile and may be insufficient to cover debt service on the related mortgage loan and pay operating expenses at any given time. This may cause the value of a property to decline. Cash flows and property values generally affect:

         o    the ability to cover debt service;

         o    the ability to pay an underlying mortgage loan in full with sales or refinance proceeds; and

         o    the amount of proceeds recovered upon foreclosure.

         Cash flows and property values depend upon a number of factors, including:

         o    national, regional and local economic conditions, including plant closings, military base closings, industry slowdowns and
              unemployment rates;

                                      S-39

         o    local real estate conditions, such as an oversupply of space similar to the space at the related mortgaged real property;

         o    increase in vacancy rates;

         o    changes or continued weakness in a specific industry segment that is important to the success of the related mortgaged real
              property;

         o    the nature of expenses of the related mortgaged real property, such as whether expenses are fixed or vary with revenue;

         o    increase in operating expenses at the mortgaged real property and in relation to competing properties;

         o    the nature of income from the related mortgaged real property, such as whether rents are fixed or vary with tenant revenues;

         o    a decline in rental rates as leases are renewed or entered into with new tenants;

         o    the level of required capital expenditures for proper maintenance and improvements demanded by tenants at the related mortgaged real property;

         o    creditworthiness of tenants;

         o    the number and type of tenants at the related mortgaged real property and the duration of their respective leases;

         o    dependence upon a single tenant, or a concentration of tenants in a particular business or industry;

         o    a decline in the financial condition of a major tenant;

         o    tenant defaults;

         o    demographic factors;

         o    consumer confidence;

         o    consumer tastes and preferences;

         o    retroactive changes in building or similar codes that require modifications to the related mortgaged real property;

         o    capable management and adequate maintenance for the related mortgaged real property;

         o    location of the related mortgaged real property;

         o    proximity and attractiveness of competing properties;

         o    if the mortgaged real property has uses subject to significant regulation, changes in applicable laws;

         o    in the case of rental properties, the rate at which new rentals occur;

         o    perceptions by prospective tenants and, if applicable, their customers, of the safety, convenience, services and attractiveness of the related mortgaged real property;

         o    the age, construction, quality and design of the related mortgaged real property; and

         o    whether the related mortgaged real property is readily convertible to alternative uses.

                                      S-40

         Ten Percent or More of the Initial Mortgage Pool Balance Will Be
Represented by Mortgage Loans Secured by Retail Properties, Thereby Materially
Exposing Offered Certificateholders to Risks Associated with the Performance of
Retail Properties. Seventy-one (71) of the mortgaged real properties, securing mortgage loans that represent 42.9% of the initial mortgage pool balance, are primarily used for retail purposes. A number of factors may adversely affect the value and successful operation of a retail property. Some of these factors include:

         o    the strength, stability, number and quality of the tenants;

         o    tenants' sales;

         o    tenant mix;

         o    the ability of the management team to effectively manage the subject property;

         o    whether the subject property is in a desirable location;

         o    the physical condition and amenities of the subject building in relation to competing buildings;

         o    competition from nontraditional sources such as catalog retailers, home shopping networks, electronic media shopping, telemarketing and outlet centers;

         o    whether a retail property is anchored, shadow anchored or
              unanchored and, if anchored or shadow anchored, the strength, stability, quality and continuous occupancy of the anchor tenant or the shadow anchor, as the case may be, are particularly important factors; and

         o    the financial condition of the owner of the subject property.

         We consider 43 of the subject retail properties, securing mortgage loans that represent 27.8% of the initial mortgage pool balance, to be anchored, including shadow anchored; and 28 of the subject retail properties, securing mortgage loans that represent 15.1% of the initial mortgage pool balance, to be unanchored. Retail properties that are anchored have traditionally been perceived as less risky than unanchored properties. As to any given retail property, an anchor tenant is generally understood to be a nationally or regionally recognized tenant whose space is proportionately larger in size than the space occupied by other tenants at the subject property and is important in attracting customers to the subject property. A shadow anchor is a store or business that satisfies the criteria for an anchor tenant, but which may be located at an adjoining property or on a portion of the subject retail property that is not collateral for the related mortgage loan.

         At some retail properties, the anchor tenant owns the space it occupies. In those cases where the property owner does not control the space occupied by the anchor tenant, and in cases involving a shadow anchored tenant, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as removing or replacing an ineffective anchor tenant. In some cases, an anchor tenant or shadow anchored tenant may cease to operate at a retail property, thereby leaving its space unoccupied even though it continues to own or pay rent on the vacant space. If an anchor tenant or a shadow anchored tenant ceases operations at a retail property, other tenants at the property may be entitled to terminate their leases prior to the scheduled termination date or to pay rent at a reduced rate for the remaining term of the lease.

         See "Description of the Trust Assets--Mortgage Loans--Various Types of
Multifamily and Commercial Properties May Secure Mortgage Loans Underlying a
Series of Offered Certificates--Retail Properties" in the accompanying prospectus.

         Ten Percent or More of the Initial Mortgage Pool Balance Will Be
Represented by Mortgage Loans Secured by Multifamily Rental and Manufactured
Housing Properties, Thereby Materially Exposing Offered Certificateholders to
Risks Associated with the Performance of Multifamily Rental Properties and
Manufactured Housing Properties. Fifty-five (55) mortgaged real properties, securing mortgage loans that represent 30.3% of the initial mortgage pool balance, are primarily used for multifamily rental purposes or are manufactured housing properties. A number of factors may adversely affect the value and successful operation of a multifamily rental property or a manufactured housing property. Some of these factors include:

         o    the number of competing residential developments in the local market, including apartment buildings, manufactured housing communities and site-built single family homes;

                                      S-41

         o    the physical condition and amenities, including access to
              transportation, of the subject property in relation to competing properties;

         o    the subject property's reputation;

         o    in the case of student housing facilities, which may be more susceptible to damage or wear and tear than other types of multifamily housing, the reliance on the financial well-being of the college or university to which it relates, competition from on-campus housing units, which may adversely affect occupancy, the physical layout of the housing, which may not be readily
              convertible to traditional multifamily use, and that student tenants have a higher turnover rate than other types of
              multifamily tenants, which in certain cases is compounded by the fact that student leases are available for periods of less than 12 months;

         o    applicable state and local regulations designed to protect tenants in connection with evictions and rent increases;

         o    the tenant mix, such as the tenant population being predominantly students or being heavily dependent on workers from a particular business or personnel from a local military base;

         o    local factory or other large employer closings;

         o    the location of the property, for example, a change in the neighborhood over time;

         o    the level of mortgage interest rates to the extent it encourages tenants to purchase single-family housing;

         o    the ability of the management team to effectively manage the subject property;

         o    the ability of the management to provide adequate maintenance and insurance;

         o    compliance and continuance of any government housing rental subsidiary programs from which the subject property receives benefits and whether such subsidies or vouchers may be used at other properties;

         o    distance from employment centers and shopping areas;

         o    adverse local or national economic conditions, which may limit the amount of rent that may be charged and may result in a reduction of timely rent payment or a reduction in occupancy level; and

         o    the financial condition of the owner of the subject property.

In addition, multifamily rental properties and manufactured housing properties are part of a market that, in general, is characterized by low barriers to entry. Thus, a particular multifamily rental/manufactured housing property market with historically low vacancies could experience substantial new construction and a resultant oversupply of rental units within a relatively short period of time. Because leases with respect to a multifamily rental/manufactured housing property are typically leased on a short-term basis, the tenants residing at a particular property may easily move to alternative multifamily rental/manufactured housing properties with more desirable amenities or locations or to single family housing.

         Some of the multifamily rental properties that will secure mortgage loans that we intend to include in the trust fund are subject to land use restrictive covenants, affordable housing covenants or contractual covenants in favor of federal or state housing agencies. These covenants normally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the applicable area or region. These covenants may limit the potential rental rates that may govern rentals at any of those properties, the potential tenant base for any of those properties or both.

         Some of the mortgaged real properties have tenants that rely on rent subsidies under various government funded programs, including the Section 8
Tenant-Based Assistance Rental Certificate Program of the United States
Department of Housing and Urban Development. With respect to certain of the mortgage loans, the borrower may receive subsidies or other assistance from government programs. Generally, the mortgaged real property must satisfy certain requirements, the borrower must observe certain leasing practices and/or the tenant(s) must regularly meet certain income requirements. There is no assurance that such programs will be continued in their present form or that the borrower will continue to comply with the requirements of the programs to enable the borrower to receive the subsidies in the future or that the level of assistance

                                      S-42

provided will be sufficient to generate enough revenues for the related borrower to meet its obligations under the related mortgage loans.

         Some of the mortgaged real properties that will secure mortgage loans that we intend to include in the trust fund entitle their owners to receive low-income housing tax credits pursuant to Section 42 of the Internal Revenue
Code. Section 42 of the Internal Revenue Code provides a tax credit for owners of multifamily rental properties meeting the definition of low-income housing who have received a tax credit allocation from the state or local allocating agency. The total amount of tax credits to which the property owner is entitled, is based upon the percentage of total units made available to qualified tenants.

         The tax credit provisions limit the gross rent for each low-income unit. Under the tax credit provisions, a property owner must comply with the tenant income restrictions and rental restrictions over a minimum of a 15-year compliance period. In addition, agreements governing the multifamily rental property may require an "extended use period," which has the effect of extending the income and rental restrictions for an additional period.

         In the event a multifamily rental property does not maintain compliance with the tax credit restrictions on tenant income or rental rates or otherwise satisfy the tax credit provisions of the Internal Revenue Code, the property owner may suffer a reduction in the amount of available tax credits and/or face the recapture of all or part of the tax credits related to the period of the noncompliance and face the partial recapture of previously taken tax credits.
The loss of tax credits, and the possibility of recapture of tax credits already taken, may provide significant incentive for the property owner to keep the related multifamily rental property in compliance with such tax credit restrictions and limit the income derived from the related property.

         See "Description of the Trust Assets--Mortgage Loans--Various Types of
Multifamily and Commercial Properties May Secure Mortgage Loans Underlying a
Series of Offered Certificates--Multifamily Rental Properties" in the
accompanying prospectus.

         Ten Percent or More of the Initial Mortgage Pool Balance Will Be
Represented by Mortgage Loans Secured by Office Properties, Thereby Materially
Exposing Offered Certificateholders to Risks Associated with the Performance of
Office Properties. Seventeen (17) of the mortgaged real properties, securing mortgage loans that represent 12.1% of the initial mortgage pool balance, are primarily used for office purposes. A number of factors may adversely affect the value and successful operation of an office property. Some of these factors include:

         o    the strength, stability, number and quality of the tenants;

         o    an economic decline in the business operated by the tenants;

         o    location and accessibility from surrounding highways/streets; o the ability of the management team to effectively manage the subject property;

         o    the physical condition and amenities of the subject building in relation to competing buildings, including the condition of the
              HVAC system, parking and the subject building's compatibility with current business wiring requirements and/or sophisticated building systems and the adaptability of the building to changes in technological needs of the tenants;

         o    whether the area is a desirable business location, including local labor cost and quality, access to transportation, tax environment, including tax benefits, and quality of life issues, such as schools and cultural amenities;

         o    an adverse change in population, patterns of telecommuting or sharing of office space, and employment growth (which creates demand for office space);

         o    diversity of an office building's tenants (or reliance on a single or dominant tenant); and

         o    the financial condition of the owner of the subject property.

         Moreover, the cost of refitting office space for a new tenant is often higher than the cost of refitting other types of properties for new tenants. See
"Description of the Trust Assets--Mortgage Loans--Various Types of Multifamily
and

                                      S-43

Commercial Properties May Secure Mortgage Loans Underlying a Series of Offered
Certificates--Office Properties" in the accompanying prospectus.

         Ten Percent or More of the Initial Mortgage Pool Balance Will Be
Represented by Mortgage Loans Secured by Hotel Properties, Thereby Exposing
Offered Certificateholders to Risks Associated with the Performance of the Hotel
Properties. Thirteen (13) of the mortgaged real properties, securing mortgage loan that represent 11.0% of the initial mortgage pool balance, are primarily used for hotels. Decreases in room rates or occupancy at a hotel property could adversely affect the value and successful operation of the hotel. Room rates and occupancy levels may depend upon the following factors:

         o    the proximity of a hotel property to major population centers or attractions;

         o    adverse local, regional or national economic conditions or the existence or construction of competing hotel properties. Because hotel rooms typically are rented for short periods of time, the performance of hotel properties tends to be affected by adverse economic conditions and competition more quickly than other commercial properties;

         o    a hotel property's ability to attract customers and a portion of its revenues may depend on its having a liquor license. A liquor license may not be transferable if a foreclosure on the mortgaged property occurs;

         o    in many parts of the country the hotel and lodging industry is seasonal in nature. Seasonality will cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses; and

         o    limited service hospitality properties have lower barriers to entry than other types of hospitality properties, and
              over-building could occur.

         Hotel properties also face risks related to their specialized function, including:

         o    conversions to alternate uses may not be able to be achieved in a timely or cost-effective manner;

         o    borrowers may be required to expend continuing amounts on
              modernizing, refurbishing and maintaining existing facilities prior to the expiration of their anticipated useful lives; and

         o    the relative illiquidity of hotel investments limits the ability of borrowers and property managers to respond to changes in economic or other conditions in a timely or successful manner.

         The viability of hotel properties that are franchisees of national, international or regional hotel chains or managed by hotel management companies depends in large part on the continued existence and financial strength of the franchisor or management company, as applicable. The public perception of the franchise or chain service mark, and the duration of the franchise license agreement or hotel management agreement are also important. If the borrower defaults on its debt, the trust may be unable to use the franchise license without the consent of the franchisor or hotel management company due to restrictions on transfers imposed by the franchise license agreement or hotel management agreement, as applicable.

         Property Management Is Important to the Successful Operation of the
Mortgaged Real Property. The successful operation of a real estate project depends in part on the performance and viability of the property manager. The property manager is generally responsible for:

         o    operating the property and providing building services;

         o    establishing and implementing the rental structure;

         o    managing operating expenses;

         o    responding to changes in the local market; and

         o    advising the borrower with respect to maintenance and capital improvements.

         Properties deriving revenues primarily from short-term sources, such as hotels and self storage facilities, and short-term or month-to-month leases, generally are more management intensive than properties leased to creditworthy tenants under long-term leases.

                                      S-44

         A good property manager, by controlling costs, providing necessary services to tenants and overseeing and performing maintenance or improvements on the property, can improve cash flow, reduce vacancies, reduce leasing and repair costs and preserve building value. On the other hand, management errors can, in some cases, impair short-term cash flow and the long-term viability of an income-producing property.

         We, the underwriters and the mortgage loan sellers do not make any representation or warranty as to the skills of any present or future property managers with respect to the mortgaged real properties that will secure the underlying mortgage loans. Furthermore, we cannot assure you that the property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements.
In addition, certain of the mortgaged real properties are managed by affiliates of the applicable borrower. If an underlying mortgage loan is in default or undergoing special servicing, this could disrupt the management of the mortgaged real property and may adversely affect cash flow.

         Reliance on a Single Tenant May Increase the Risk that Cash Flow Will
Be Interrupted. Ten (10) mortgaged real properties, securing mortgage loans that represent 3.4% of the initial mortgage pool balance, are each leased by a single tenant. In addition, 24 other mortgaged real properties, securing mortgage loans that represent 12.4% of the initial mortgage pool balance, have, in each case, a single tenant that occupies 50% or more, but less than 100%, of the space at the particular property. In certain cases, the single tenant lease is a master lease or similar arrangement with a tenant who is an affiliate of the borrower under the subject mortgage loan. Reliance on a single or major tenant may increase the risk that cash flow will be interrupted, which will adversely affect the ability of a borrower to repay its mortgage loan. In such circumstances, the deterioration of the financial condition of the tenant can be particularly significant, the impact to the financial condition of the borrower due to the absence or reduction in operating income or rental income may be severe, and an increased period of time may be required to re-lease the space or substantial costs may be incurred to modify the space to satisfy the needs of replacement tenants.

         Options and Other Purchase Rights May Affect Value or Hinder Recovery
with Respect to Mortgaged Real Properties. With respect to certain of the underlying mortgage loans, the related borrower has given to one or more tenants a right of first refusal in the event a sale is contemplated, an option to purchase all or a portion of the related mortgaged real property or right of first offer to purchase all or a portion of the mortgaged property. These rights may impede the mortgagee's ability to sell the related mortgaged real property at foreclosure or after acquiring such property pursuant to foreclosure, or adversely affect the future proceeds or marketability.

         Condominium Ownership May Limit Use and Improvements. Certain of the
mortgage loans that we intend to include in the trust fund are secured by mortgaged real properties that consist of the related borrower's condominium interests in buildings and/or other improvements, the related percentage interests in the common areas and the related voting rights in the condominium association. In the case of condominiums, a board of managers generally has discretion to make decisions affecting the condominium building and there may be no assurance that the borrower under a mortgage loan secured by one or more interests in that condominium will have any control over decisions made by the related board of managers. Thus, decisions made by that board of managers, including regarding assessments to be paid by the unit owners, insurance to be maintained on the condominium building and many other decisions affecting the maintenance, repair and, in the event of a casualty or condemnation, restoration of that building, may have a significant impact on the mortgage loans in the trust fund that are secured by mortgaged real properties consisting of such condominium interests. There can be no assurance that the related board of managers will always act in the best interests of the borrower under those mortgage loans. Further, due to the nature of condominiums, a default under the related mortgage loan will not allow the special servicer the same flexibility in realizing on the collateral as is generally available with respect to properties that are not condominiums. For example, a mortgaged property may not be readily convertible due to restrictive covenants applicable to a mortgaged property subject to a condominium regime. The rights of any other unit owners, the documents governing the management of the condominium units and the state and local laws applicable to condominium units must be considered. In addition, in the event of a casualty with respect to such mortgaged real properties, due to the possible existence of multiple loss payees on any insurance policy covering those mortgaged real properties, there could be a delay in the allocation of related insurance proceeds, if any. Consequently, servicing and realizing upon the collateral described above could subject the series 2005-C4 certificateholders to a greater delay, expense and risk than with respect to a mortgage loan secured by a property that is not a condominium.

         Losses on Larger Loans May Adversely Affect Distributions on Your
Certificates. Certain of the mortgage loans or groups of cross-collateralized mortgage loans that we intend to include in the trust fund have cut-off date principal balances that are substantially higher than the average cut-off date principal balance. In general, these concentrations can result in losses that are more severe than would be the case if the total principal balance of the mortgage loans backing the offered certificates were more evenly distributed.
The following chart lists the ten (10) largest mortgage loans or groups of cross-collateralized mortgage loans that are to be included in the trust fund.

                                      S-45

   TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS



                                                                                                            % OF INITIAL
                                                                                   CUT-OFF DATE               MORTGAGE
                          PROPERTY/PORTFOLIO NAME                               PRINCIPAL BALANCE           POOL BALANCE
--------------------------------------------------------------------------  --------------------------  ----------------------

1.  Two Rodeo Drive......................................................          $100,000,000                  7.5%
2.  Lynwood Marketplace..................................................           $72,305,119                  5.4%
3.  Hilton Gaslamp Quarter Hotel.........................................           $59,600,000                  4.5%
4.  Och Ziff Portfolio...................................................           $53,074,125                  4.0%
5.  Mansions at Coyote Ridge.............................................           $46,500,000                  3.5%
6.  Mansions at Ridgewater Ranch.........................................           $45,200,000                  3.4%
7.  Exchange at Gainesville Apartments...................................           $38,715,471                  2.9%
8.  The Atrium at St. Francis............................................           $30,000,000                  2.2%
9.  Circle Park Apartments...............................................           $28,500,000                  2.1%
10. Midway Shopping Center...............................................           $27,400,000                  2.1%


         Mortgage Loans to Related Borrowers May Result in More Severe Losses on
Your Offered Certificates. Certain groups of the mortgage loans that we intend to include in the trust fund were made to the same borrower or to borrowers under common ownership. In some cases, the mortgage loans in any of those groups are not cross-collateralized. Mortgage loans with the same borrower or related borrowers pose additional risks. Among other things:

         o    financial difficulty at one mortgaged real property could cause the owner to defer maintenance at another mortgaged real property in order to satisfy current expenses with respect to the troubled mortgaged real property; and

         o    the owner could attempt to avert foreclosure on one mortgaged real property by filing a bankruptcy petition that might have the effect of interrupting monthly payments for an indefinite period on all of the related mortgage loans.

See "Description of the Underlying Mortgage Loans--Cross-Collateralized Mortgage
Loans, Multi-Property Mortgage Loans and Mortgage Loans with Affiliated
Borrowers" in this prospectus supplement.

         Enforceability of Cross-Collateralization Provisions May Be Challenged
and the Benefits of these Provisions May Otherwise Be Limited. One (1) group of mortgage loans that we intend to include in the trust fund, which represents
0.4% of the initial mortgage pool balance, is secured by multiple real properties, through cross-collateralization with other mortgage loans that are to be included in the trust fund or otherwise. This arrangement attempts to reduce the risk that one mortgaged real property may not generate enough net operating income to pay debt service. However, arrangements of this type involving more than one borrower could be challenged as a fraudulent conveyance if:

         o    one of the borrowers were to become a debtor in a bankruptcy case, or were to become subject to an action brought by one or more of its creditors outside a bankruptcy case;

         o    the related borrower did not receive fair consideration or reasonably equivalent value in exchange for allowing its mortgaged real property to be encumbered; and

         o    at the time the lien was granted, the borrower was:

              1.   insolvent;

              2.   inadequately capitalized; or

              3.   unable to pay its debts.

         In addition, some of the underlying mortgage loans referred to in the foregoing paragraph allow for the termination of the applicable cross-collateralization provisions and/or for the release of individual mortgaged real properties, whether through partial prepayment of a release price, through partial defeasance and/or upon the satisfaction of various underwriting criteria. See "Description of the Underlying Mortgage
Loans--Cross-Collateralized Mortgage Loans, Multi-Property Mortgage Loans and
Mortgage Loans with Affiliated Borrowers" in this prospectus supplement.

         Furthermore, when multiple real properties secure a mortgage loan or group of cross-collateralized mortgage loans, the amount of the mortgage encumbering any particular one of those properties may be less than the full amount of the

                                      S-46

related mortgage loan or group of cross-collateralized mortgage loans, generally, to minimize recording tax. This mortgage amount may equal the appraised value or allocated loan amount for the mortgaged real property and will limit the extent to which proceeds from the property will be available to offset declines in value of the other properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

         A Borrower's Other Loans May Reduce the Cash Flow Available to Operate
and Maintain the Related Mortgaged Real Property or May Interfere with the Trust
Fund's Rights Under the Related Underlying Mortgage Loan, Thereby Adversely
Affecting Distributions on Your Offered Certificates. As described under
"Description of the Underlying Mortgage Loans--Additional Loan and Property
Information--Additional Secured Financing" in this prospectus supplement, some mortgaged real properties securing the underlying mortgage loans have been or may be encumbered by other subordinate or pari passu debt. In addition, subject, in some cases, to certain limitations relating to maximum amounts, the borrowers generally may incur trade and operational debt or other unsecured debt, and enter into equipment and other personal property and fixture secured financing and leasing arrangements, in connection with the ordinary operation and maintenance of the related mortgaged real property. Furthermore, in the case of those mortgage loans which require or allow letters of credit to be posted by the related borrower as additional security for its mortgage loan, in lieu of reserves or otherwise, the related borrower may be obligated to pay fees and expenses associated with the letter of credit and/or to reimburse the letter of credit issuer or others in the event of a draw upon the letter of credit by the lender.

         The  existence of other debt could:

         o    adversely affect the financial viability of a borrower by reducing the cash flow available to the borrower to operate and maintain the related mortgaged real property;

         o    adversely affect the security interest of the lender in the equipment or other assets acquired through its financings;

         o    complicate bankruptcy proceedings; and

         o    delay foreclosure on the related mortgaged real property.

         Mezzanine Debt Can Act as a Disincentive to the Principals of a
Borrower. If any of the principals in a borrower under one of the mortgage loans that we intend to include in the trust fund pledges its equity interest in that borrower to secure a debt, frequently called mezzanine debt, then:

         o    depending on the use of the proceeds from that loan, the equity interest of that principal in that borrower will be reduced and, further, depending on its remaining equity interest, that
              principal could be less inclined to infuse that borrower with additional funds if the performance and/or value of the related mortgaged real property declines; and

         o    if that equity interest is foreclosed upon following a default under the mezzanine debt, there could be a change in control of that borrower.

         As described under "Description of the Underlying Mortgage
Loans--Additional Loan and Property Information--Additional Secured Financing"
in this prospectus supplement, we are aware of certain mortgage loans that we intend to include in the trust fund as to which mezzanine financing exists or is permitted to be incurred.

         Some Borrowers Under the Underlying Mortgage Loans Will Not Be Limited
to Owning Their Respective Mortgaged Real Properties, Thereby Increasing the
Risk of Borrower Bankruptcy. The business activities of some of the borrowers under mortgage loans that we intend to include in the trust fund are not limited to owning their respective mortgaged real properties. Accordingly, the financial success of these borrowers may be affected by the performance of their other business activities, including other real estate interests. In addition, some borrowers have incurred or are permitted in the future to incur debt unrelated to operating the related mortgaged real property. Those other business activities and/or that additional debt increase the possibility that the borrower may become bankrupt or insolvent. See "Description of the Underlying
Mortgage Loans--Additional Loan and Property Information--Non-Special Purpose
Entity Borrowers" in this prospectus supplement.

         Tenancies in Common May Hinder Recovery. Ten (10) of the mortgage loans that we intend to include in the trust fund, which represent 7.6% of the initial mortgage pool balance, have borrowers that own the related mortgaged real properties as tenants-in-common. In general, with respect to a tenant-in-common ownership structure, each tenant-in-common owns an undivided interest in the property and if such tenant-in-common desires to sell its interest in the property

                                      S-47

(and is unable to find a buyer or otherwise needs to force a partition) the tenant-in-common has the ability to request that a court order a sale of the property and distribute the proceeds to each tenant-in-common proportionally.
Therefore, the related mortgage loan may be subject to prepayment.

         The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. In some cases, the related mortgage loan documents provide for full recourse to the related tenant-in-common borrower or the guarantor if a tenant-in-common files for partition or bankruptcy. In most cases, the related tenant-in-common borrower is a special purpose entity (in some cases bankruptcy-remote), reducing the risk of bankruptcy. However, not all tenants-in-common for these mortgage loans are special purpose entities and, in some cases, the borrower is actually an individual. The tenant-in-common structure may cause delays in the enforcement of remedies because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay will be reinstated. This risk can be mitigated if, after the commencement of the first such bankruptcy, a mortgagee commences an involuntary proceeding against the other tenant-in-common borrowers and moves to consolidate all such cases. However, there can be no assurance that a court will consolidate all such cases. Also, there can be no assurance that a bankruptcy proceeding by a single tenant-in-common borrower will not delay enforcement of these mortgage loans.

         Changes in Mortgage Pool Composition Can Change the Nature of Your
Investment. If you purchase any class A-2, A-3, A-AB, A-4, A-4M, A-J, B, C and/or D certificates, you will be more exposed to risks associated with changes in concentrations of borrower, loan or property characteristics in loan group
no. 1 than are persons who own class A-1 certificates.

         Geographic Concentration of the Mortgaged Real Properties May Adversely
Affect Distributions on Your Offered Certificates. The concentration of mortgaged real properties in a specific state or region will make the performance of the mortgage loans that we intend to include in the trust fund, as a whole, more sensitive to the following factors in the state or region where the borrowers and the mortgaged real properties are concentrated:

         o    economic conditions, including real estate market conditions;

         o    changes in governmental rules and fiscal policies;

         o    regional factors such as earthquakes, floods, forest fires or hurricanes;

         o    acts of God, which may result in uninsured losses; and

         o    other factors that are beyond the control of the borrowers.

         The mortgaged real properties are located in 37 states. The table below sets forth the states in which a significant percentage of the mortgaged real properties are located. Except as set forth below, no state contains more than
3.3%, by cut-off date principal balance or allocated loan amount, of the mortgaged real properties that secure the underlying mortgage loans.

       SIGNIFICANT GEOGRAPHIC CONCENTRATIONS OF MORTGAGED REAL PROPERTIES

                                                                % OF INITIAL
                                                   NUMBER OF       ORTGAGE
                    STATE                         PROPERTIES    POOL BALANCE
-------------------------------------------      ------------  ----------------
California.................................            16              23.7%
Texas......................................            20              11.5%
Florida....................................            14               9.2%
Ohio.......................................            23               8.2%
Tennessee..................................             5               4.9%
Utah.......................................             4               4.3%
Illinois...................................             4               3.6%

         Some Remedies May Not Be Available Following a Mortgage Loan Default.
The mortgage loans that we intend to include in the trust fund contain
"due-on-sale" and "due-on-encumbrance" clauses. These clauses permit the holder of an underlying mortgage loan to accelerate the maturity of the mortgage loan if the related borrower sells or otherwise transfers or encumbers the related mortgaged real property or its interest in the related mortgaged real property in violation of the terms of the mortgage. All of the mortgage loans that we intend to include in the trust fund also include a debt-acceleration

                                      S-48

clause which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults of the related borrower.

         The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of a state, however, may refuse the foreclosure or other sale of a mortgaged real property or refuse to permit the acceleration of the indebtedness as a result of a default deemed to be immaterial or if the exercise of these remedies would be inequitable or unjust.

         Each of the mortgage loans that we intend to include in the trust fund is secured by an assignment of leases and rents from the related borrower, which assignment may be contained within the mortgage instrument. However, in many cases, the related borrower generally may collect rents for so long as there is no default. As a result, the trust fund's rights to these rents will be limited because:

         o    the trust fund may not have a perfected security interest in the rent payments until the master servicer or the special servicer collects them;

         o    the master servicer or the special servicer may not be entitled to collect the rent payments without court action; and

         o    the bankruptcy of the related borrower could limit the ability of the master servicer or the special servicer to collect the rents.

         Lending on Income-Producing Real Properties Entails Environmental
Risks. Under various federal and state laws, a current or previous owner or operator of real property may be liable for the costs of cleanup of environmental contamination on, under, at or emanating from, the property. These laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the contamination. The costs of any required cleanup and the owner's liability for these costs are generally not limited under these laws and could exceed the value of the property and/or the total assets of the owner. Contamination of a property may give rise to a lien on the property to assure the costs of cleanup. An environmental lien may have priority over the lien of an existing mortgage. In addition, the presence of hazardous or toxic substances, or the failure to properly clean up contamination on the property, may adversely affect the owner's or operator's future ability to refinance the property.

         Certain environmental laws impose liability for releases of asbestos into the air, and govern the responsibility for the removal, encapsulation or disturbance of asbestos-containing materials when the asbestos-containing materials are in poor condition or when a property with asbestos-containing materials undergoes renovation or demolition. Certain laws impose liability for lead-based paint, lead in drinking water, elevated radon gas inside buildings and releases of polychlorinated biphenyl compounds. Third parties may also seek recovery from owners or operators of real property for personal injury or property damage associated with exposure to asbestos, lead, radon, polychlorinated biphenyl compounds and any other contaminants.

         As described in this prospectus supplement under "Description of the
Underlying Mortgage Loans--Underwriting Matters--Environmental Assessments," a
third-party environmental consultant conducted some form of environmental investigation with respect to all of the mortgaged real properties securing the mortgage loans that we intend to include in the trust fund, except in the case of 21 underlying mortgage loans originated by Column under its "small balance loan" program, for which a limited environmental assessment was prepared. In the case of 148 mortgaged real properties, securing mortgage loans that represent
97.5% of the initial mortgage pool balance, that environmental investigation included a Phase I environmental site assessment or an update (which may have been performed pursuant to a database or transaction screen update) of a previously conducted assessment that was prepared during the 15-month period ending in August 2005. In the case of 22 mortgaged real properties, securing mortgage loans that represent 4.7% of the initial mortgage pool balance, which properties are covered by environmental insurance, that environmental investigation was limited to an assessment concerning asbestos-containing materials, lead based paint and/or radon. In some cases, a third-party consultant also conducted a Phase II environmental site assessment of the mortgaged real property.

         In several cases, the environmental testing for a mortgaged real property identified potential and, in some cases, significant environmental issues at nearby properties.

         If the environmental investigations described above identified material adverse or potentially material adverse environmental conditions at or with respect to any of the respective mortgaged real properties securing a mortgage loan that we intend to include in the trust fund or at a nearby property with potential to affect a mortgaged real property, then:

                                      S-49

         o    an environmental consultant investigated those conditions and recommended no further investigations or remediation;

         o    an operation and maintenance plan or other remediation was required and/or an escrow reserve was established to cover the estimated costs of obtaining that plan and/or effecting that remediation;

         o    those conditions were remediated or abated in all material respects prior to the closing date;

         o    a letter was obtained from the applicable regulatory authority stating that no further action was required;

         o    an environmental insurance policy was obtained, a letter of credit was provided, an escrow reserve account was established, another party has acknowledged responsibility, or an indemnity from the responsible party was obtained to cover the estimated costs of any required investigation, testing, monitoring or remediation, which in some cases has been estimated to be in excess of $50,000;

         o    the expenditure of funds reasonably estimated to be necessary to effect remediation is not greater than two percent (2%) of the outstanding principal balance of the related mortgage loan;

         o    another responsible party has agreed to indemnify the holder of the mortgage loan from any losses that such party suffers as a result of such environmental condition;

         o    in those cases in which an offsite property is the location of a leaking underground storage tank or groundwater contamination, a responsible party may have been identified under applicable law, and generally either--

              1.   that condition is not known to have affected the mortgaged real property,

              2.   the responsible party has either received a letter from the applicable regulatory agency stating no further action is
                   required, established a remediation fund, engaged in
                   responsive remediation, or provided an indemnity or guaranty to the borrower, or

              3.   an environmental insurance policy was obtained; or

         o    in those cases involving mortgage loans with an original principal balance of less than $1,000,000, the borrower expressly agreed to comply with all federal, state and local statutes or regulations respecting the environmental conditions.

         In many cases, the environmental investigation described above identified the presence of asbestos-containing materials, lead-based paint, mold and/or radon. Where these substances were present, the environmental consultant often recommended, and the related loan documents generally required, the establishment of an operation and maintenance plan to address the issue or, in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement, mitigation or removal program. In a few cases, the particular asbestos-containing materials, lead-based paint, mold and/or radon was in need of repair, mitigation or other remediation. This could result in a claim for damages by any party injured by that condition.

         In some cases, the environmental consultant did not recommend that any action be taken with respect to a potentially material adverse environmental condition at a mortgaged real property securing a mortgage loan that we intend to include in the trust fund, because a responsible party with respect to that condition had already been identified. There can be no assurance, however, that such a responsible party will be financially able to address the subject condition.

         Furthermore, any particular environmental testing may not have covered all potential adverse conditions. For example, testing for lead-based paint, lead in water, asbestos and radon was done only if the use, age and condition of the subject property warranted that testing.

         There can be no assurance that--

         o    the environmental testing referred to above identified all material adverse environmental conditions and circumstances at the subject properties,

         o    the recommendation of the environmental consultant was, in the case of all identified problems, the appropriate action to take,

                                      S-50

         o    any of the environmental escrows established or letters of credit obtained with respect to any of the mortgage loans that we intend to include in the trust fund will be sufficient to cover the recommended remediation or other action, or

         o    an environmental insurance policy will cover all or part of a claim asserted against it because such policies are subject to various deductibles, terms, exclusions, conditions and
              limitations, and have not been extensively interpreted by the courts.

         In the case of 22 mortgaged real properties, securing mortgage loans that represent 4.7% of the initial mortgage pool balance, the environmental investigation which was conducted in connection with the origination of the related underlying mortgage loan was limited to testing for asbestos-containing materials, lead-based paint and/or radon. In general, the related originator's election to limit the environmental testing with respect to those 22 mortgaged real properties was based upon the delivery of a secured creditor impaired property policy covering specific environmental matters with respect to the particular property. Those 22 mortgaged real properties are covered by a blanket secured creditor impaired property policy. The policy, however, does not provide coverage for adverse environmental conditions at levels below legal limits and typically does not provide coverage for conditions involving asbestos and lead-based paint or, in some cases, microbial matter.

         In some cases, the originator of the related mortgage loan--

         o    agreed to release a principal of the related borrower from its obligations under an environmental or hazardous substances indemnity with respect to the particular mortgaged real property in connection with the delivery of a secured creditor impaired property policy covering that property, or

         o    required an environmental insurance policy because of a specific environmental issue with respect to the particular mortgaged real property.

         See "Description of the Underlying Mortgage Loans--Underwriting
Matters--Environmental Insurance" in this prospectus supplement.

         Appraisals and Market Studies May Inaccurately Reflect the Value of the
Mortgaged Real Properties. In connection with the origination of each of the mortgage loans that we intend to include in the trust fund, the related mortgaged real property was appraised by an independent appraiser.

         Appraisals are not guarantees, and may not be fully indicative, of present or future value because:

         o    they represent the analysis and opinion of the appraiser at the time the appraisal is conducted and the value of the mortgaged real property may have fluctuated since the appraisal was
              performed;

         o    there can be no assurance that another appraiser would not have arrived at a different valuation, even if the appraiser used the same general approach to, and the same method of, appraising the mortgaged real property; and

         o    appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller and therefore, could be significantly higher than the amount obtained from the sale of a mortgaged real property under a distress or liquidation sale.

         Property Managers and Borrowers May Each Experience Conflicts of
Interest in Managing Multiple Properties. In the case of many of the mortgage loans that we intend to include in the trust fund, the related property managers and borrowers may experience conflicts of interest in the management and/or ownership of the related mortgaged real properties because:

         o    a substantial number of those mortgaged real properties are managed by property managers affiliated with the respective borrowers;

         o    the property managers also may manage additional properties, including properties that may compete with those mortgaged real properties; and

         o    affiliates of the property managers and/or the borrowers, or the property managers and/or the borrowers themselves, also may own other properties, including properties that may compete with those mortgaged real properties.

                                      S-51

         The Master Servicer and the Special Servicer May Experience Conflicts
of Interest. The master servicer and the special servicer will service loans other than those included in the trust fund in the ordinary course of their businesses. These other loans may be similar to the mortgage loans in the trust fund. The mortgaged real properties securing these other loans may--

         o    be in the same markets as mortgaged real properties securing mortgage loans in the trust fund, and/or

         o    have owners and/or property managers in common with mortgaged real properties securing mortgage loans in the trust fund.

         In these cases, the interests of the master servicer or the special servicer, as applicable, and their other clients may differ from and compete with the interests of the trust fund and these activities may adversely affect the amount and timing of collections on the mortgage loans in the trust fund.
Under the pooling and servicing agreement, the master servicer and the special servicer are each required to service the mortgage loans in the trust fund for which it is responsible generally in the same manner, and with the same care, as similar mortgage loans serviced by it and held as part of its own portfolio or the portfolios of third parties.

         Encumbered Leasehold Interests Are Subject to Terms of the Ground Lease
and Are Therefore Riskier than Encumbered Fee Estates as Collateral. Three (3)
of the mortgage loans that we intend to include in the trust fund, which represent 3.5% of the initial mortgage pool balance, are secured in whole or in material part by leasehold interests with respect to which the related owner of the fee estate has not mortgaged the corresponding fee estate as security for the related mortgage loan. For the purposes of this prospectus supplement, when the ground lessee and ground lessor are both parties to the related mortgage instrument, or have each entered into a mortgage instrument encumbering their respective estates, the interest in the related mortgaged real property has been categorized as a fee simple estate.

         Upon the bankruptcy of a lessor or a lessee under a ground lease, the debtor entity has the right to continue or terminate the ground lease. Pursuant to Section 365(h) of the U.S. Bankruptcy Code, subject to the discussion in the next paragraph, a ground lessee whose ground lease is terminated by a debtor ground lessor has the right to remain in possession of its leased premises under the rent reserved in the lease for the term thereof, including any renewals, but is not entitled to enforce the obligation of the ground lessor to provide any services required under the ground lease. In the event of concurrent bankruptcy proceedings involving the ground lessor and the ground lessee/borrower, the ground lease could be terminated.

         Further, in a recent decision by the United States Court of Appeals for the Seventh Circuit (Precision Indus. v. Qualitech Steel SBQ, LLC, 327 F.3d 537
(2003)), the court ruled that where a statutory sale of the leased property occurs under Section 363(f) of the U.S. Bankruptcy Code upon the bankruptcy of a landlord, that sale terminates a lessee's possessory interest in the property, and the purchaser assumes title free and clear of any interest, including any leasehold estates. Pursuant to Section 363(e) of the U.S. Bankruptcy Code, a
lessee may request the bankruptcy court to prohibit or condition the statutory sale of the property so as to provide adequate protection of the leasehold interest; however, the court ruled that this provision does not ensure continued
possession of the property, but rather entitles the lessee to compensation for the value of its leasehold interest, typically from the sale proceeds. As a result, there can be no assurance that, in the event of a statutory sale of leased property pursuant to Section 363(f) of the U.S. Bankruptcy Code, the lessee may be able to maintain possession of the property under the ground lease. In addition, there can be no assurance that the lessee and/or the lender
(to the extent it can obtain standing to intervene) will be able to recoup the full value of the leasehold interest in bankruptcy court.

         Because of the possible termination of the related ground lease, as applicable, upon a lease default, lending on a leasehold interest in a real property is riskier than lending on the fee interest in the property.

         In those cases where the ground lessor has subjected its fee interest to the related mortgage instrument, we have identified the subject underlying mortgage loans as being secured by fee mortgages. However, a ground lessor's execution of a mortgage over its fee interest to secure the ground lessee's debt may be subject to challenge as a fraudulent conveyance. Among other things, a legal challenge to the granting of any such lien may focus on the benefits realized by the ground lessor from the related mortgage loan. If a court concluded that the ground lessor's granting of the mortgage was an avoidable fraudulent conveyance, it might take actions detrimental to the holders of the offered certificates, including, under certain circumstances, invalidating the mortgage over the ground lessor's fee interest.

         Changes in Zoning Laws May Affect Ability to Repair or Restore a
Mortgaged Real Property. Due to changes in applicable building and zoning ordinances and codes affecting several of the mortgaged real properties that are to secure the

                                      S-52

underlying mortgage loans, which changes occurred after the construction of the improvements on these properties, these mortgaged real properties may not comply fully with current zoning laws because of:

         o    density;

         o    use;

         o    parking;

         o    height and set-back requirements; or

         o    other building related conditions.

         These changes will not interfere with the current use of the mortgaged real property. However, these changes may limit the ability of the related borrower to rebuild the premises "as is" in the event of a substantial casualty loss which may adversely affect the ability of the related borrower to meet its mortgage loan obligations from cash flow. With some exceptions, the underlying mortgage loans secured by mortgaged real properties which no longer conform to current zoning ordinances and codes will require, or contain provisions under which the lender in its reasonable discretion may require, the borrower to maintain "law and ordinance" coverage which, subject to the terms and conditions of such coverage, will insure the increased cost of construction to comply with current zoning ordinances and codes. Insurance proceeds may not be sufficient to pay off the related mortgage loan in full. In addition, if the mortgaged real property were to be repaired or restored in conformity with then current law, its value could be less than the remaining balance on the related mortgage loan and it may produce less revenue than before repair or restoration.

         Lending on Income-Producing Properties Entails Risks Related to
Property Condition. All of the mortgaged real properties were inspected by engineers during the 14-month period preceding August 2005. The scope of those inspections included an assessment of--

         o    the structure, exterior walls, roofing, interior construction, mechanical and electrical systems, and

         o    the general condition of the site, buildings and other
              improvements located at each property.

At eight (8) of those properties, the inspections identified conditions requiring escrows to be established for repairs or replacements estimated to cost in excess of $100,000. In many of these cases, the originator required the related borrower to fund reserves, or deliver letters of credit or other instruments, to cover all or a portion of these costs. While the aforementioned escrows were based on recommendations in an engineering report, there can be no assurance that the reserves or letters of credit or other instruments will be sufficient to cover the repairs or replacements. Additionally, there can be no assurance that all conditions requiring repair or replacement have been identified in these inspections, or that all building code and other legal compliance issues have been identified through inspection or otherwise, or, if identified, adequately addressed by escrows or otherwise.

         The Absence or Inadequacy of Terrorism Insurance Coverage on the
Mortgaged Properties May Adversely Affect Payments on Your Certificates. After
the September 11, 2001 terrorist attacks in New York City, the Washington, D.C.
area and Pennsylvania, the cost of insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In an attempt to redress this situation, on November 26, 2002, the President signed into law the
Terrorism Risk Insurance Act of 2002, which establishes a three-year federal back-stop program under which the federal government and the insurance industry will share in the risk of loss associated with certain future terrorist attacks.
Pursuant to the provisions of the act, (a) qualifying insurers must offer terrorism insurance coverage in all property and casualty insurance polices on terms not materially different than terms applicable to other losses, (b) the federal government will reimburse insurers 90% of amounts paid on claims, in excess of a specified deductible, provided that aggregate property and casualty insurance losses resulting from an act of terrorism exceed $5,000,000, (c) the government's aggregate insured losses are limited to $100 billion per program year, (d) reimbursement to insurers will require a claim based on a loss from a terrorist act, (e) to qualify for reimbursement, an insurer must have previously disclosed to the policyholder the premium charged for terrorism coverage and its share of anticipated recovery for insured losses under the federal program, and
(f) the federal program by its terms will terminate December 31, 2005. With regard to existing policies, the act provides that any terrorism exclusion in a property and casualty insurance contract currently in force is void if the exclusion exempts losses that would otherwise be subject to the act; provided, that an insurer may reinstate such a terrorism exclusion if the insured either
(a) authorizes such reinstatement in writing or (b) fails to pay the premium increase related to the terrorism coverage within 30 days of receiving notice of such premium increase and of its rights in connection with such coverage.

                                      S-53

         The Terrorism Risk Insurance Act of 2002 only applies to losses resulting from attacks that have been committed by individuals on behalf of a foreign person or foreign interest, and does not cover acts of purely domestic terrorism. Further, any such attack must be certified as an "act of terrorism"
by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude losses resulting from terrorist acts not covered by the act from coverage under their policies.
Moreover, the act still leaves insurers with high potential exposure for terrorism-related claims due to the deductible and copayment provisions thereof.
Because nothing in the act prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high. Finally, upon expiration of the federal program, there is no assurance that subsequent terrorism legislation would be passed.

         The master servicer will use reasonable efforts to cause the borrower to maintain -- or, if the borrower does not so maintain, then the master servicer will maintain -- all-risk casualty insurance (the cost of which will be payable as a servicing advance), which does not contain any carve-out for terrorist or similar acts, to the extent not prohibited by the terms of the related mortgage loan documents. The cost of any such insurance so maintained by the master servicer will be reimbursable to it as a servicing advance. The master servicer will not be required to call a default under an underlying mortgage loan if the related borrower fails to maintain such insurance, and the master servicer will not be required to maintain insurance against property damage resulting from terrorist or similar acts, if the special servicer has determined in accordance with the servicing standard described in this prospectus supplement that either--

         o    such insurance is not available at commercially reasonable rates and that such hazards are not at the time commonly insured against for properties similar to the subject mortgaged real property and located in or around the region in which the subject mortgaged real property is located, or

         o    such insurance is not available at any rate,

provided that, for any underlying mortgage loan in respect of which the related loan documents contain express provisions requiring terrorism insurance, the master servicer will use reasonable efforts consistent with the servicing standard described in this prospectus supplement to enforce such express provisions. If the related loan documents do not expressly require insurance against acts of terrorism, but permit the mortgagee to require such other insurance as is reasonable, the related borrower may challenge whether maintaining insurance against acts of terrorism is reasonable in light of all the circumstances, including the cost. The master servicer's efforts to require such insurance may be further impeded if the originating lender did not require the subject borrower to maintain such insurance, regardless of the terms of the related loan documents.

         If any mortgaged real property securing an underlying mortgage loan sustains damage as a result of an uninsured terrorist or similar act, a default on the subject mortgage loan may result, and such damaged mortgaged real property may not provide adequate collateral to satisfy all amounts owing under such mortgage loan, which could result in losses on some classes of the series
2005-C4 certificates.

         If a borrower is required, under the circumstances described above, to maintain insurance coverage with respect to terrorist or similar acts, the borrower may incur higher costs for insurance premiums in obtaining that coverage which would have an adverse effect on the net cash flow of the related mortgaged real property.

         Some of the mortgage loans that we intend to include in the trust fund specifically require terrorism insurance, but such insurance may be required only to the extent it can be obtained for premiums less than or equal to a "cap"
amount specified in the related loan documents, only if it can be purchased at commercially reasonable rates and/or only with a deductible at a certain threshold. See "Description of the Underlying Mortgage Loans--Certain Terms and
Conditions of the Underlying Mortgage Loans--Hazard, Liability and Other
Insurance" in this prospectus supplement.

         We are aware that in the case of at least one (1) mortgage loan that we intend to include in the trust fund, which represents 0.3% of the initial mortgage pool balance, property damage at the related mortgaged real property resulting from acts of terrorism is not covered by the related property insurance. There can be no assurance that mortgaged real properties currently covered by terrorism insurance will continue to be so covered or that the coverage is, or will remain, adequate.

         We are aware that in the case of four (4) other mortgage loans that we intend to include in the trust fund, which represents 1.0% of the initial mortgage pool balance, each of the tenants of the related mortgaged real properties self-insure and are obligated to restore the related mortgaged real properties in the event of damage at the related mortgaged real properties resulting from acts of terrorism.

                                      S-54

         Compliance with Americans with Disabilities Act May Result in
Additional Costs to Borrowers. Under the Americans with Disabilities Act of
1990, all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. To the extent a mortgaged real property securing an underlying mortgage loan does not comply with the Americans with Disabilities Act of 1990, the related borrower may be required to incur costs to comply with this law. In addition, noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants.

         Certain Loans May Require Principal Paydowns which May Reduce the Yield on Your Offered Certificates. Some of the mortgage loans that we intend to include in the trust fund may require the related borrower to make, or permit the lender to apply reserve funds to make, partial prepayments if certain conditions, such as meeting certain debt service coverage ratios and/or satisfying certain leasing conditions, have not been satisfied. The required prepayment may need to be made even though the subject mortgage loan is in its lock-out period. See "Description of the Underlying Mortgage Loans--Certain
Terms and Conditions of the Underlying Mortgage Loans--Mortgage Loans Which May
Require or Permit Principal Paydowns."

         Litigation May Adversely Affect Property Performance. There may be
pending or, from time to time, threatened legal proceedings against the borrowers under the underlying mortgage loans, the managers of the related mortgaged real properties and their respective affiliates, arising out of the ordinary business of those borrowers, managers and affiliates. We cannot assure you that litigation will not have a material adverse effect on your investment.

         One Action Rules May Limit Remedies. Several states, including
California, have laws that prohibit more than one "judicial action" to enforce a mortgage obligation, and some courts have construed the term "judicial action"
broadly. Accordingly, the special servicer is required to obtain advice of counsel prior to enforcing any of the trust fund's rights under any of the underlying mortgage loans that are secured by mortgaged real properties located where the rule could be applicable. In the case of either a cross-collateralized mortgage loan or a multi-property mortgage loan that is secured by mortgaged real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where the "one action" rules apply, and where non-judicial foreclosure is permitted, before foreclosing on properties located in states where judicial foreclosure is the only permitted method of foreclosure.

         Tax Considerations Related to Foreclosure. The special servicer, on behalf of the trust fund, may acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure. Any net income from the operation and management of any such property that is not qualifying "rents from real property," within the meaning of Section 856(d) of the Internal
Revenue Code, as amended, and any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of property involved, will subject the trust fund to federal
(and possibly state or local) tax on such income at the highest marginal corporate tax rate (currently 35%), thereby reducing net proceeds available for distribution to the series 2005-C4 certificateholders. The risk of taxation being imposed on income derived from the operation of foreclosed property is particularly present in the case of hotels. The pooling and servicing agreement permits the special servicer to cause the trust fund to earn "net income from foreclosure property" that is subject to tax if it determines that the net after-tax benefit to the series 2005-C4 certificateholders is greater than another method of operating or net-leasing the subject mortgaged real properties. See "Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

         In addition, if the trust fund were to acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure, upon acquisition of those mortgaged real properties, the trust may in certain jurisdictions, particularly in California, be required to pay state or local transfer or excise taxes upon liquidation of such properties. Such state or local taxes may reduce net proceeds available for distribution to the series
2005-C4 certificateholders.

RISKS RELATED TO THE SWAP AGREEMENT

         Distributions on the Floating Rate Certificates will Depend, in Part, on Payments Received from the Swap Counterparty. If the depositor exercises its option to issue any class of floating rate certificates, the trust will have the benefit of a swap agreement relating to each such class of certificates with a swap counterparty having a senior unsecured debt rating of at least "A+" by S&P and a senior debt rating of at least "Aa3" by Moody's. Because the related REMIC
II regular interest accrues interest at a fixed rate of interest subject to a maximum pass-through rate equal to a weighted average coupon derived from net interest rates on the underlying mortgage loans, the ability of the holders of the related class of certificates to obtain the payment of interest at the designated LIBOR-based pass-through rate (which payment of interest may be reduced in certain circumstances as described in this prospectus supplement)
will depend on payment by the swap counterparty pursuant to the swap agreement.
See "Description of the Swap Agreement" in this prospectus supplement.

                                      S-55

         A Decline in the Ratings of the Swap Counterparty May Result in the
Termination of the Swap Agreement and as a Result, the Pass-Through Rate on the
Floating Rate Certificates May Convert to the Pass-Through Rate on the Related
REMIC II Regular Interest. If the swap counterparty's long-term or short-term ratings fall below the ratings specified under "Description of the Swap
Agreement--The Swap Agreement" in this prospectus supplement, the swap counterparty will be required, in the case of a collateralization event, to post collateral or find a replacement swap counterparty acceptable to the rating agencies, or in the case of a rating agency trigger event, to find a replacement swap counterparty acceptable to the rating agencies. In the event that the swap counterparty fails to either post acceptable collateral or find an acceptable replacement swap counterparty after a collateralization event or find a replacement swap counterparty after a rating agency trigger event, as the case may be, the trustee will be required to take such actions (following the expiration of any applicable grace period), unless otherwise directed in writing by the holders of 25% (by balance) of the related class of certificates, to enforce the rights of the trustee under the swap agreement as may be permitted by the terms of the swap agreement and the pooling and servicing agreement and use any termination fees received from the swap counterparty to enter into a replacement swap agreement on substantially similar terms. If the costs attributable to entering into a replacement swap agreement would exceed the net proceeds of the liquidation of the swap agreement, a replacement swap agreement will not be entered into and any such proceeds will instead be distributed to the holders of such class of certificates. There can be no assurance that the swap counterparty will maintain the required ratings or have sufficient assets or otherwise be able to fulfill its obligations under the swap agreement.

         During the occurrence of a swap default or in the event that the swap agreement is terminated and a replacement swap counterparty is not found, the floating rate certificate pass-through rate will convert to the pass-through rate on the related REMIC II regular interest, which is either a fixed rate or a variable rate that from time to time will equal the lesser of (a) a specified percentage per annum and (b) a weighted average coupon derived from the net interest rates on the underlying mortgage loans. Any such conversion to the pass-through rate on the related REMIC II regular interest might result in a temporary delay of payment of the distributions to the holders of the related class of certificates if notice of the resulting change in payment terms of the such class of certificates is not given to DTC within the time frame in advance of the distribution date that DTC requires to modify the payment.

         If the Pass-Through Rate of the Related REMIC II Regular Interest is
Limited by the Weighted Average of the Net Interest Rates on the Underlying
Mortgage Loans, or if Interest Distributions with Respect to the Related REMIC
II Regular Interest are Insufficient to Make the Required Payment to the Swap
Counterparty, Interest Distributions on the Related Certificates Will Be
Reduced. If the depositor exercises its option to issue any class of floating rate certificates, interest distributions with respect to the related REMIC II regular interest may be subject to a maximum pass-through rate equal to a weighted average coupon derived from net interest rates on the underlying mortgage loans. If this weighted average coupon drops below a specified percentage per annum while the swap agreement is in effect, then interest distributions on the related class of certificates will be reduced in proportion to the reduction in the amount of interest allocated to the related REMIC II regular interest as a result of such weighted average coupon dropping below a specified percentage per annum. In addition, if for any other reason the funds allocated to the payment of interest distributions on the related class' REMIC
II regular interest are insufficient to make all required interest payments on the related REMIC II regular interest (for example, as a result of prepayment interest shortfalls) while the swap agreement is in effect, then interest distributions on the related class of certificates will also be reduced proportionately. If on any subsequent distribution date more interest is allocated to the related REMIC II regular interest than is required to pay the full amount of the current payment to which the swap counterparty is then entitled, such excess will be paid to the swap counterparty, up to an amount equal to the total amount of prior reductions remaining unpaid, and the swap counterparty will be required to make a proportionate reimbursement payment to the trust. See "Description of the Swap Agreement" in this prospectus supplement.

RISKS RELATED TO THE OFFERED CERTIFICATES

         The Trust Fund's Assets May Be Insufficient to Allow for Repayment in
Full on Your Certificates. If the assets of the trust fund are insufficient to make distributions on the offered certificates, no other assets will be available for distribution of the deficiency. The offered certificates will represent interests in the trust fund only and will not be obligations of or represent interests in us, any of our affiliates or any other person or entity.
The offered certificates have not been guaranteed or insured by any governmental agency or instrumentality or by any other person or entity.

         The Class A-J, B, C and D Certificates Are Subordinate to, and Are
Therefore Riskier than, the Class A-1, A-2, A-3, A-AB, A-4, A-4M, A-1-A, A-X and
A-SP Certificates. If you purchase class A-J, B, C or D certificates, then your certificates will provide credit support to the other more senior classes of offered certificates, as well as the class A-X and A-SP certificates. As a result, you will receive distributions after, and must bear the effects of losses on the underlying mortgage loans before, the holders of those other more senior classes of series 2005-C4 certificates.

                                      S-56

         The Class A-4M Certificates Are Subordinate to, and Are Therefore
Riskier than, the Class A-4 Certificates. If you purchase class A-4M certificates, then your certificates will provide credit support to the class
A-4 certificates. As a result, you will receive distributions after, and must bear the effects of losses on the underlying mortgage loans before, the holders of the Class A-4 certificates.

         When making an investment decision, you should consider, among other things--

         o    the distribution priorities of the respective classes of the series 2005-C4 certificates,

         o    the order in which the principal balances of the respective classes of the series 2005-C4 certificates with principal balances will be reduced in connection with losses and default-related shortfalls, and

         o    the characteristics and quality of the underlying mortgage loans.

         The Offered Certificates Have Uncertain Yields to Maturity. The yield on your offered certificates will depend on, among other things--

         o    the price you paid for your offered certificates, and

         o    the rate, timing and amount of distributions on your offered certificates.

         The rate, timing and amount of distributions on your offered certificates will depend on--

         o    the pass-through rate for, and the other payment terms of, your offered certificates,

         o    the rate and timing of payments and other collections of principal on the underlying mortgage loans or, in some cases, a particular group of underlying mortgage loans,

         o    the rate and timing of defaults, and the severity of losses, if any, on the underlying mortgage loans or, in some cases, a particular group of underlying mortgage loans,

         o    the rate, timing, severity and allocation of other shortfalls and expenses that reduce amounts available for distribution on the series 2005-C4 certificates,

         o    the collection and payment of yield maintenance charges with respect to the underlying mortgage loans or, in some cases, a particular group of underlying mortgage loans, and

         o    servicing decisions with respect to the underlying mortgage loans or, in some cases, a particular group of underlying mortgage loans.

         These factors cannot be predicted with any certainty. Accordingly, you may find it difficult to analyze the effect that these factors might have on the yield to maturity of your offered certificates.

         In the absence of significant losses, holders of the class A-1, A-2,
A-3, A-AB, A-4 and A-4M certificates should be concerned with the factors described in the second, third, fourth, fifth and sixth bullets of the second preceding paragraph primarily insofar as they relate to the mortgage loans in loan group no. 1 and holders of the class A-1-A certificates should be concerned with those factors primarily insofar as they relate to the mortgage loans in loan group no. 2.

         If you purchase your offered certificates at a premium, and if payments and other collections of principal on the underlying mortgage loans occur at a rate faster than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Conversely, if you purchase your offered certificates at a discount, and if payments and other collections of principal on the underlying mortgage loans occur at a rate slower than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Holders of the class A-1, A-2, A-3, A-AB, A-4 and A-4M certificates will be greatly affected by the rate of payments and other collections of principal on the mortgage loans in loan group no. 1 and, in the absence of significant losses, should be largely unaffected by the rate of payments and other collections of principal on the mortgage loans in loan group
no. 2. Holders of the class A-1-A certificates will be greatly affected by the rate of payments and other collections of principal on the mortgage loans in loan group no. 2 and, in the absence of significant losses, should be largely unaffected by the rate of payments and other collections of principal on the mortgage loans in loan group no. 1.

                                      S-57

         If the depositor exercises its option to issue any class of floating rate certificates, the yield to investors in the related class of certificates will be highly sensitive to changes in the level of LIBOR. Investors in any floating rate certificates should consider the risk that lower than anticipated levels of LIBOR could result in actual yields that are lower than anticipated yields on such certificates. In addition, because interest payments on any floating rate class of certificates may be reduced or the pass-through rate on such certificates may convert to the pass-through rate on the related REMIC II regular interest, in connection with certain events discussed in this prospectus supplement, the yield to investors in any such class of floating rate certificates under such circumstances may not be as high as that offered by other LIBOR-based investments that are not subject to such interest rate restrictions.

         In general, the earlier a change in the level of LIBOR, the greater the effect on the yield to maturity to an investor in any class of floating rate certificates. As a result, the effect on such investor's yield to maturity of a level of LIBOR that is lower than the rate anticipated by such investor during the period immediately following the issuance of such class of certificates is not likely to be offset by a subsequent like increase in the level of LIBOR. If a swap agreement exists within the trust, the failure by the swap counterparty in its obligation to make payments under the swap agreement, the conversion to a pass-through rate that is below the rate that would otherwise be payable under the swap agreement at the applicable floating rate and/or the reduction of interest payments resulting from an insufficiency of funds allocated to the payment of interest distributions on the related REMIC II regular interest would have such a negative impact. There can be no assurance that a default by the swap counterparty and/or the conversion of the pass-through rate from a rate based on LIBOR to the pass-through rate on the related REMIC II regular interest would not adversely affect the amount and timing of distributions to the holders of the related class of floating rate certificates. See "Yield and Maturity
Considerations" in this prospectus supplement.

         The yields on the offered certificates with variable or capped pass-through rates could also be adversely affected if the underlying mortgage loans with relatively higher net mortgage interest rates pay principal faster than the mortgage loans with relatively lower net mortgage interest rates.

         Generally speaking, a borrower is less likely to prepay if prevailing interest rates are at or above the interest rate borne by its mortgage loan. On the other hand, a borrower is more likely to prepay if prevailing rates fall significantly below the interest rate borne by its mortgage loan. Borrowers are less likely to prepay mortgage loans with lock-out periods or yield maintenance charge provisions, to the extent enforceable, than otherwise identical mortgage loans without these provisions, with shorter lock-out periods or with lower or no yield maintenance charges. Neither the master servicer nor the special servicer will be required to advance any yield maintenance charges.

         In the case of the mortgage loan identified on Exhibit A-1 to this prospectus supplement as Lynwood Marketplace, if the related borrower fails to qualify for the disbursement of $4,500,000 from the earnout reserve by February
11, 2008, the amount of $4,500,000 will be applied to the payment of the principal balance of the related mortgage loan. The borrower will be required to pay a related yield maintenance premium for such amount. See "Description of the
Underlying Mortgage Loans--Significant Mortgage Loans--Lynwood Marketplace"
below.

         In the case of the mortgage loan identified on Exhibit A-1 to this prospectus supplement as The Atrium at St. Francis, the ground lessor has a purchase option whereby such lessor can acquire the lessee-borrower's interest in the leasehold estate. If such option is exercised during a period of time when the borrower is entitled to defease the loan, the borrower is required to defease the loan to facilitate a conveyance of the leasehold estate free and clear to the lessor. However, to the extent the purchase option is exercised during a period of time when defeasance is not an available option for the borrower, then the borrower is required to prepay the loan in full as a condition to such conveyance and pay a yield maintenance fee. See "Description of the Underlying Mortgage Loans--Significant Mortgage Loans--The Atrium at St.
Francis" below.

         Delinquencies on the underlying mortgage loans, if the delinquent amounts are not advanced, may result in shortfalls in distributions of interest and/or principal to the holders of the offered certificates for the current month. Furthermore, no interest will accrue on this shortfall during the period of time that the payment is delinquent. Even if losses on the underlying mortgage loans are not allocated to a particular class of offered certificates, the losses may affect the weighted average life and yield to maturity of that class of offered certificates. Losses on the underlying mortgage loans, even if not allocated to a class of offered certificates, may result in a higher percentage ownership interest evidenced by those offered certificates in the remaining underlying mortgage loans than would otherwise have resulted absent the loss. The consequent effect on the weighted average life and yield to maturity of the offered certificates will depend upon the characteristics of the remaining underlying mortgage loans. Even if defaults are non-monetary, the special servicer may still accelerate the maturity of the related mortgage loan which could result in an acceleration of payments to the series 2005-C4 certificateholders.

                                      S-58

         Provisions requiring yield maintenance charges may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, no assurance can be given that the obligation to pay a yield maintenance charge will be enforceable or, if enforceable, that the foreclosure proceeds will be sufficient to pay the yield maintenance charge in connection with an involuntary prepayment. In general, yield maintenance charges will be among the last items payable out of foreclosure proceeds. Additionally, although the collateral substitution provisions related to defeasance are not intended to be, and do not have the same effect on the series 2005-C4 certificateholders as, a prepayment, there can be no assurance that a court would not interpret these provisions as requiring a yield maintenance charge which may be unenforceable or usurious under applicable law.

         The Right of the Master Servicer, the Special Servicer and the Trustee
to Receive Interest on Advances May Result in Additional Losses to the Trust
Fund. The master servicer, the special servicer and the trustee will each be entitled to receive interest on unreimbursed advances made by it. This interest will generally accrue from the date on which the related advance is made through the date of reimbursement. The right to receive these distributions of interest is senior to the rights of holders to receive distributions on the offered certificates and, consequently, may result in losses being allocated to the offered certificates that would not have resulted absent the accrual of this interest.

         If the Master Servicer or the Special Servicer Purchases Series 2005-C4
Certificates, a Conflict of Interest Could Arise between Their Duties and Their
Interests in the Series 2005-C4 Certificates. The master servicer, the special servicer or an affiliate of either of them may purchase any of the series
2005-C4 certificates. In fact, it is anticipated that an affiliate of ARCap
Servicing, Inc. will purchase some or all of several non-offered classes, including the initial controlling class, of series 2005-C4 certificates. The purchase of series 2005-C4 certificates by the master servicer or the special servicer could cause a conflict between its duties under the pooling and servicing agreement and its interest as a holder of a series 2005-C4 certificate, especially to the extent that certain actions or events have a disproportionate effect on one or more classes of series 2005-C4 certificates.
However, under the pooling and servicing agreement, the master servicer and the special servicer are each required to service the underlying mortgage loans for which it is responsible in the same manner, and with the same care, as similar mortgage loans serviced by it for its own portfolio or for the portfolios of third parties.

         The Interests of the Series 2005-C4 Controlling Class
Certificateholders May Be in Conflict with the Interests of the Offered
Certificateholders. The holders (or, in the case of a class of book-entry certificates, the beneficial owners) of series 2005-C4 certificates representing a majority interest in the controlling class of series 2005-C4 certificates will be entitled to designate a particular series 2005-C4 controlling class certificateholder (or beneficial owner of series 2005-C4 controlling class certificates) to exercise the rights and powers in respect of the mortgage pool described under "The Pooling and Servicing Agreement--The Series 2005-C4
Directing Certificateholder and the Series 2005-C4 Controlling Class" in this prospectus supplement. You should expect that the series 2005-C4 directing certificateholder will exercise those rights and powers on behalf of the series
2005-C4 controlling class certificateholders, and it will not be liable to any class of series 2005-C4 certificateholders for doing so. In addition, subject to the conditions described under "The Pooling and Servicing Agreement--Replacement of the Special Servicer" in this prospectus supplement, the holders of certificates representing a majority interest in the controlling class of series
2005-C4 certificates may remove any special servicer, with or without cause, and appoint a successor special servicer chosen by them without the consent of the holders of any other series 2005-C4 certificates, the trustee or the master servicer. In the absence of significant losses on the underlying mortgage loans, the series 2005-C4 controlling class will be a non-offered class of series
2005-C4 certificates. The series 2005-C4 controlling class certificateholders are therefore likely to have interests that conflict with those of the holders of the offered certificates.

         Book-Entry Registration of the Offered Certificates May Require You To
Exercise Your Rights Through The Depository Trust Company. Each class of offered certificates initially will be represented by one or more certificates registered in the name of Cede & Co., as the nominee for The Depository Trust
Company, and will not be registered in the names of the related beneficial owners of those certificates or their nominees. As a result, unless and until definitive certificates are issued, beneficial owners of offered certificates will not be recognized as "certificateholders" for certain purposes. Therefore, until you are recognized as a "certificateholder," you will be able to exercise the rights of holders of certificates only indirectly through The Depository
Trust Company and its participating organizations. See "Description of the
Offered Certificates--Registration and Denominations" in this prospectus supplement.

         As a beneficial owner holding an offered certificate through the book-entry system, you will be entitled to receive the reports described under
"Description of the Offered Certificates--Reports to Certificateholders;
Available Information" in this prospectus supplement and notices only through the facilities of The Depository Trust Company and its respective participants or from the trustee, if you have certified to the trustee that you are a beneficial owner of offered certificates using the form annexed to the pooling and servicing agreement. Upon presentation of evidence satisfactory to the trustee of your beneficial ownership interest in the offered certificates, you will be entitled to receive, upon request in writing, copies of monthly reports to certificateholders from the trustee.

                                      S-59

         You May Be Bound by the Actions of Other Series 2005-C4
Certificateholders. In some circumstances, the consent or approval of the holders of a specified percentage of the series 2005-C4 certificates will be required to direct, consent to or approve certain actions, including amending the pooling and servicing agreement. In these cases, this consent or approval will be sufficient to bind all holders of series 2005-C4 certificates.

         Lack of a Secondary Market for the Offered Certificates May Make It
Difficult for You to Resell Your Offered Certificates. There currently is no secondary market for the offered certificates. Although the underwriters have advised us that they currently intend to make a secondary market in the offered certificates, they are under no obligation to do so. Accordingly, there can be no assurance that a secondary market for the offered certificates will develop.
Moreover, if a secondary market does develop, there can be no assurance that it will provide you with liquidity of investment or that it will continue for the life of the offered certificates. The offered certificates will not be listed on any securities exchange. Lack of liquidity could adversely affect the market value of the offered certificates. The market value of the offered certificates at any time may be affected by many other factors, including then prevailing interest rates, and no representation is made by any person or entity as to what the market value of any offered certificate will be at any time.

FUTURE TERRORIST ATTACKS AND MILITARY ACTIONS MAY ADVERSELY AFFECT THE VALUE OF
THE OFFERED CERTIFICATES AND PAYMENTS ON THE UNDERLYING MORTGAGE LOANS

         On September 11, 2001, the United States was subjected to multiple terrorist attacks, resulting in the loss of many lives and massive property damage and destruction in New York City, the Washington D.C. area and
Pennsylvania. It is impossible to predict the extent to which future terrorist activities may occur in the United States.

         The United States military currently occupies Iraq and maintains a presence in Afghanistan, which may prompt further terrorist attacks against the
United States.

         It is uncertain what effects the U.S. military occupation of Iraq, any future terrorist activities in the United States or abroad and/or any consequent actions on the part of the United States Government and others, including military action, could have on general economic conditions, real estate markets, particular business segments (including those that are important to the performance of commercial and multifamily mortgage loans) and/or insurance costs and the availability of insurance coverage for terrorist acts. Among other things, reduced investor confidence could result in substantial volatility in securities markets and a decline in real estate-related investments.

         As a result of the foregoing, defaults on commercial real estate loans could increase; and, regardless of the performance of the underlying mortgage loans, the liquidity and market value of the offered certificates may be impaired. See "Risk Factors--Limited Liquidity of Your Certificates May Have An
Adverse Impact on Your Ability To Sell Your Offered Certificates," "--The Market
Value of Your Certificates Will Be Sensitive to Factors Unrelated to the
Performance of Your Certificates and the Underlying Mortgage Assets" and
"--Risks Associated with Commercial or Multifamily Mortgage Loans" in the accompanying prospectus.

              CAPITALIZED TERMS USED IN THIS PROSPECTUS SUPPLEMENT

         From time to time we use capitalized terms in this prospectus supplement. A capitalized term used throughout this prospectus supplement will have the meaning assigned to it in the "Glossary" to this prospectus supplement.

                           FORWARD-LOOKING STATEMENTS

         This prospectus supplement and the accompanying prospectus include the words "expects," "intends," "anticipates," "estimates," and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties that could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond our control and the control of any other person or entity related to this offering.
The forward-looking statements made in this prospectus supplement are accurate as of the date stated on the cover of this prospectus supplement. We have no obligation to update or revise any forward-looking statement.

                                      S-60

                  DESCRIPTION OF THE UNDERLYING MORTGAGE LOANS

GENERAL

         We intend to include the 160 mortgage loans identified on Exhibit A-1 to this prospectus supplement in the trust fund. The mortgage pool consisting of those loans will have an initial mortgage pool balance of $1,333,352,236.
However, the actual initial mortgage pool balance may each be as much as 5%
smaller or larger than that amount if any of those mortgage loans are removed from the mortgage pool or any other mortgage loans are added to the mortgage pool. See "--Mortgage Pool Characteristics" below.

         For purposes of calculating distributions on the respective classes of the series 2005-C4 certificates, the underlying mortgage loans will be divided into the following two loan groups:

         o    Loan group no. 1, which will consist of all of the underlying mortgage loans that are secured by property types other than multifamily and mobile home park, together with eight (8)
              underlying mortgage loans that are secured by multifamily and mobile home park property types. Loan group no. 1 will consist of
              114 mortgage loans, with an initial loan group no. 1 balance of
              $956,172,396, representing approximately 71.7% of the initial mortgage pool balance.

         o    Loan group no. 2, which will consist of all of the underlying mortgage loans that are secured by the multifamily and mobile home park property types except for the eight (8) underlying mortgage loans that are secured by multifamily and mobile home park property types in loan group no. 1. Loan group no. 2 will consist of 46 mortgage loans, with an initial loan group no. 2 balance of
              $377,179,840, representing approximately 28.3% of the initial mortgage pool balance.

Exhibit A-1 to this prospectus supplement identifies which underlying mortgage loans are included in each of loan group no. 1 and loan group no. 2.

         The initial mortgage pool balance will equal the total cut-off date principal balance of all the underlying mortgage loans, the initial loan group
no. 1 balance will equal the total cut-off date principal balance of the underlying mortgage loans in loan group no. 1, and the initial loan group no. 2 balance will equal the total cut-off date principal balance of the underlying mortgage loans in loan group no. 2. The cut-off date principal balance of any underlying mortgage loan is equal to its unpaid principal balance as of its due date in August 2005, after application of all monthly debt service payments due with respect to the mortgage loan on or before that date, whether or not those payments were received. The cut-off date principal balance of each mortgage loan that we intend to include in the trust fund is shown on Exhibit A-1 to this prospectus supplement.

         Each of the mortgage loans that we intend to include in the trust fund is an obligation of the related borrower to repay a specified sum with interest.
Each of those mortgage loans is evidenced by one or more promissory notes and secured by a mortgage, deed of trust or other similar security instrument that creates a mortgage lien on the ownership and/or leasehold interest of the related borrower or another party in one or more commercial or multifamily real properties. That mortgage lien will, in all cases, be a first priority lien, subject only to Permitted Encumbrances.

         You should consider each of the mortgage loans that we intend to include in the trust fund to be a nonrecourse obligation of the related borrower. You should assume that, in the event of a payment default by the related borrower, recourse will be limited to the corresponding mortgaged real property or properties for satisfaction of that borrower's obligations. Even in those cases where recourse to a borrower or guarantor is permitted under the related loan documents, we have not undertaken an evaluation of the financial condition of any of these persons. None of the mortgage loans that we intend to include in the trust fund will be insured or guaranteed by any governmental entity or by any other person.

         We provide in this prospectus supplement a variety of information regarding the mortgage loans that we intend to include in the trust fund. When reviewing this information, please note that--

         o    All numerical information provided with respect to those mortgage loans is provided on an approximate basis.

         o    All weighted average information provided with respect to those mortgage loans or any sub-group of those mortgage loans reflects a weighting by their respective cut-off date principal balances.

                                      S-61

         o    In calculating the cut-off date principal balances of the mortgage loans that we intend to include in the trust fund, we have assumed that--

              1.   all scheduled payments of principal and/or interest due on those mortgage loans on or before their respective due dates in August 2005, are timely made, and

              2.   there are no prepayments or other unscheduled collections of principal with respect to any of those mortgage loans during the period from its due date in July 2005 up to and including its due date in August 2005.

         o    When information with respect to mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the initial loan group no. 1 balance or the initial loan group no.
              2 balance, as the case may be, the percentages are based upon the cut-off date principal balances of the related underlying mortgage loans.

         o    The general characteristics of the entire mortgage pool are not necessarily representative of the general characteristics of either loan group no. 1 or loan group no. 2. The yield and risk of loss on any class of offered certificates will depend on, among other things, the composition of each of loan group no. 1 and loan group no. 2. The general characteristics of each such loan group should also be analyzed when making an investment decision.

         o    Some of the underlying mortgage loans are cross-collateralized and cross-defaulted with one or more other underlying mortgage loans in the trust fund. Except as otherwise indicated, when an
              underlying mortgage loan is cross-collateralized and
              cross-defaulted with another underlying mortgage loan, we present the information regarding those mortgage loans as if each of them was secured only by a mortgage lien on the corresponding mortgaged real property identified on Exhibit A-1 to this prospectus supplement. One exception is that each and every underlying mortgage loan in any particular group of cross-collateralized and cross-defaulted mortgage loans is treated as having the same loan-to-value ratio and the same debt service coverage ratio.
              Other than as described under "--The A/B Loan Pair" below, none of the mortgage loans that we intend to include in the trust fund is cross-collateralized with any loan outside of the trust fund.

         o    In some cases, multiple mortgaged real properties secure a single underlying mortgage loan. For purposes of providing
              property-specific information, we have allocated that mortgage loan among those properties based upon--

              1.   relative appraised values,

              2.   relative underwritten net cashflow, or

              3.   prior allocations reflected in the related loan documents.

         o    If multiple parcels of real property secure a single underlying mortgage loan and the operation or management of those parcels so warrant, we treat those parcels as a single real property.

         o    Whenever we refer to a particular mortgaged real property by name, we mean the property identified by that name on Exhibit A-1 to this prospectus supplement. Whenever we refer to a particular underlying mortgage loan by name, we mean the underlying mortgage loan secured by the mortgaged real property identified by that name on Exhibit A-1 to this prospectus supplement.

         o    Statistical information regarding the mortgage loans that we intend to include in the trust fund may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date.

CROSS-COLLATERALIZED MORTGAGE LOANS, MULTI-PROPERTY MORTGAGE LOANS AND MORTGAGE
LOANS WITH AFFILIATED BORROWERS

         The mortgage pool will include one (1) group of mortgage loans which represents approximately 0.4% of the initial mortgage pool balance that is individually or through cross-collateralization with other underlying mortgage loans, secured by two or more real properties. However, the amount of the mortgage lien encumbering any particular one of those

                                      S-62

properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, generally to minimize recording tax. The mortgage amount may equal the appraised value or allocated loan amount for the particular real property. This would limit the extent to which proceeds from that property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans in the trust fund.

         The table below identifies the group of cross-collateralized mortgage loans that we intend to include in the trust fund.



                                                                                 NUMBER OF STATES           % OF INITIAL
                                                                               WHERE THE PROPERTIES           MORTGAGE
                         PROPERTY/PORTFOLIO NAMES                                  ARE LOCATED              POOL BALANCE
-------------------------------------------------------------------------   --------------------------  -------------------

Big Tree RV Resort and Mill Creek RV Park................................                1                      0.4%


         In the case of the group of cross-collateralized underlying mortgage loans listed above, in connection with a defeasance of such mortgage loans after a date that is 25 months after the first payment date of those mortgage loans, the borrowers may obtain a release of all the mortgaged real properties upon defeasance of the two (2) mortgage loans if certain conditions are satisfied, including, if required by the lender, an opinion that the trust fund will not fail to maintain its status as a REMIC solely as a result of the release.

         The table below identifies each group of mortgaged real properties that secures an individual multi-property mortgage loan that we intend to include in the trust fund.


                                                                                 NUMBER OF STATES           % OF INITIAL
                                                                               WHERE THE PROPERTIES           MORTGAGE
                         PROPERTY/PORTFOLIO NAMES                                  ARE LOCATED              POOL BALANCE
--------------------------------------------------------------------------   -------------------------  ----------------------

1.  Och Ziff Portfolio...................................................               1                        4.0%
2.  Normandie Holdings Portfolio I.......................................               1                        1.3%


         In the case of the underlying mortgage loan secured by the mortgaged real properties identified on Exhibit A-1 to this prospectus supplement as Och
Ziff Portfolio, which represents 4.0% of the initial mortgage pool balance, the borrower may obtain release of any one of the nine (9) related mortgaged real properties if certain conditions are satisfied including a contemporaneous defeasance of the applicable portion of that mortgage loan in a specified percentage, a specified debt service coverage ratio and specified loan-to-value ratio for the remaining properties. See "--Significant Mortgage Loans--Och Ziff
Portfolio--Release of Properties/Defeasance" in this prospectus supplement.

         In the case of the underlying mortgage loan secured by the mortgaged real properties identified on Exhibit A-1 to this prospectus supplement as
Normandie Holdings Portfolio I, which represents 1.3% of the initial mortgage pool balance, the borrower may obtain release of any one of the two (2) related mortgaged real properties if certain conditions are satisfied including a contemporaneous defeasance of the applicable mortgage loan, a specified debt service coverage ratio and specified loan-to-value ratio for the remaining properties, and defeasance of a portion of that mortgage loan equal to 125% of the pro rata release amount for such individual property to be released stipulated in the related loan documents.

         The table below shows each group of mortgaged real properties that--

         o    have the same or affiliated borrowers, and

         o    secure two or more non-cross-collateralized mortgage loans or groups of mortgage loans that we intend to include in the trust fund, which mortgage loans have a total cut-off date principal balance equal to at least 1.0% of the initial mortgage pool balance.



                                                                                                            % OF INITIAL
                                                                                    NUMBER OF                 MORTGAGE
                         PROPERTY/PORTFOLIO NAMES                                 MORTGAGE LOANS            POOL BALANCE
--------------------------------------------------------------------------------  --------------         --------------------

1.  Mansions at Coyote Ridge and Mansions at Ridgeview Ranch.............                2                        6.9%
2.  Turnpike Plaza, Brunswick Plaza and Charter Oak Marketplace..........                3                        3.1%
3.  Clyde Plaza, Cedar-Geneseo Plaza, Cedar-Dover Plaza,
    Cedar-Lodi Plaza, Cedar-Ontario Plaza, Cedar-Pickerington Plaza
    Shopping Center, Cedar-Polaris Plaza, Cedar-Powell Plaza,
    Cedar-Shelby Plaza, Cedar-Centerville Plaza, Cedar-Fairfield Plaza
    and Cedar-Oswego Staples Store.......................................               12                        2.8%
4.  Brentwood Chase Apartments and Cowan Farm Apartments.................                2                        1.9%
5.  I-84 Airport Distribution Center, Hilton Apartments, Laurel Park
    Apartments and Raymond Street Apartments.............................                4                        1.1%


                                      S-63

PARTIAL RELEASES OF PROPERTY

         In the case of the underlying mortgage loans secured by the mortgaged real properties identified on Exhibit A-1 to this prospectus supplement as
Shoppes of Lake Village, Marbella Plaza Shopping Center, Cedar-Lodi Plaza and
Lock N Store Pensacola, respectively, which represent 1.6% of the initial mortgage pool balance, the related borrower has the right to obtain the release of an excess parcel of the related mortgaged real property, identified in the related mortgage, without a partial defeasance or payment of a release price, upon satisfaction of various specified criteria, including, among other things, lawful subdivision or lot split, compliance with zoning laws, establishment of separate tax lots, establishment of acceptable reciprocal easement agreements and providing a title policy endorsement.

         In the case of the underlying mortgage loan secured by the mortgaged real property identified on Exhibit A-1 to this prospectus supplement as
Cedar-Powell Plaza, which represents 0.3% of the initial mortgage pool balance, the related borrower has the right to obtain the release of an excess, unimproved strip of the related mortgaged real property, identified in the related mortgage, in connection with the related borrower's dedication of such strip to the county or township for roadway purposes, without a partial defeasance or payment of a release price, upon satisfaction of various specified criteria, including, among other things, evidence of lawful lot split, compliance with zoning laws and providing a title policy endorsement. Such excess strip of land was not given any value in the appraisal of the related mortgaged real property.

         In the case of the underlying mortgage loans secured by the mortgaged real properties identified on Exhibit A-1 to this prospectus supplement as
Deserama MHP which represents 0.3% of the initial mortgage pool balance, the related borrower has the right to obtain a release of the vacant lot located on the related mortgaged real property, without payment of any consideration or repayment of any principal, subject to satisfaction of stipulated conditions including, among other things, (i) no existence of default, (ii) delivery to the lender of satisfactory evidence that the parcel to be released is not necessary for the remaining related mortgaged real property to comply with any zoning, building, land use, parking or other legal requirements applicable to the remaining related mortgaged real property, (iii) no impairment of access to, or the use of, the remaining related mortgaged real property, (iv) confirmation in writing by the applicable rating agency that the release will not result in a qualification, downgrade or withdrawal of any of its then current ratings of the certificates and (v) providing evidence that the parcel to be released and the remaining related mortgaged real property will constitute a separate legal lot and tax parcel.

         In the case of the underlying mortgage loan secured by the mortgaged real property identified on Exhibit A-1 to this prospectus supplement as
Greenwood Commons Shopping Center, which represents 0.4% of the initial mortgage pool balance, the related borrower has the right to obtain a release of (A) the vacant lot located along the southern boundary of the property, without payment of any consideration or repayment of any principal, subject to satisfaction of stipulated conditions including, among other things, (i) no existence of default, (ii) delivery to the lender of satisfactory evidence that the parcel to be released is not necessary for the remaining mortgaged real property to comply with any zoning, building, land use, parking or other legal requirements applicable to the remaining mortgaged real property, (iii) no impairment of access to, or the use of, the remaining property, (iv) confirmation in writing by the applicable rating agency that the release will not result in a qualification, downgrade or withdrawal of any of its then current ratings of the certificates and (v) providing evidence that the parcel to be released and the remaining mortgaged real property will constitute a separate legal lot and tax parcel, and (B) the portion of the related mortgaged real property known as the
Health Spa lot, subject to satisfaction of stipulated conditions including, among other things, (i) no existence of default, (ii) satisfaction of a debt service coverage ratio and a loan-to-value ratio set forth in the related loan documents, (iii) no impairment of access to, or the use of, the remaining property, (iv) confirmation in writing by the applicable rating agency that the release will not result in a qualification, downgrade or withdrawal of any of its then current ratings of the certificates, and (v) providing evidence that the parcel to be released and the remaining mortgaged real property will constitute a separate legal lot and tax parcel. In connection with the release of the Health Spa lot, the borrower will be required to make a partial prepayment of the related mortgage loan in an amount equal to the greater of (x)
$1,100,000 and (y) the amount needed to meet the required debt service coverage ratio and loan-to-value ratio.

         In the case of the underlying mortgage loan secured by the mortgaged real property identified on Exhibit A-1 to this prospectus supplement as
Freehome Village, which represents 0.8% of the initial mortgage pool balance, the related borrower has the right to obtain a release of a parcel of property on which a 4,500 square foot building will be constructed, without payment of any consideration or repayment of any principal, subject to satisfaction of stipulated conditions including, among other things, lawful subdivision or lot split, compliance with zoning laws, establishment of separate tax lots, establishment of acceptable reciprocal easement agreements and providing a title policy endorsement.

                                      S-64

CERTAIN TERMS AND CONDITIONS OF THE UNDERLYING MORTGAGE LOANS

         Due Dates. Subject, in some cases, to a next business day convention, the dates on which monthly installments of principal and interest will be due on the underlying mortgage loans are as follows:

                                                                 % OF INITIAL
                                      NUMBER OF                    MORTGAGE
          DUE DATE                  MORTGAGE LOANS               POOL BALANCE
-------------------------        -------------------          -----------------
11th.....................                 115                         72.8%
1st......................                  45                         27.2%
TOTAL                                     160                        100.0%

         Mortgage Rates; Calculations of Interest. In general, each of the mortgage loans that we intend to include in the trust fund bears interest at a mortgage interest rate that, in the absence of default, is fixed until maturity.
However, as described below under "--ARD Loans" below, each of the ARD Loans will accrue interest after its anticipated repayment date at a rate that is in excess of its mortgage interest rate prior to that date.

         The current mortgage interest rate for each of the mortgage loans that we intend to include in the trust fund is shown on Exhibit A-1 to this prospectus supplement.

         Except for ARD Loans that remain outstanding past their respective anticipated repayment dates and the underlying mortgage loan discussed in the immediately following paragraph, none of the mortgage loans that we intend to include in the trust fund provides for negative amortization or for the deferral of interest.

         All of the mortgage loans that we intend to include in the trust fund, of which 114 mortgage loans are in loan group no. 1, representing 100.0% of the initial loan group no. 1 balance, and 46 mortgage loans are in loan group no. 2, representing 100.0% of the initial loan group no. 2 balance, respectively, accrue interest on an Actual/360 Basis.

         Balloon Loans. One hundred fifty-four (154) of the mortgage loans that we intend to include in the trust fund, which represent 95.2% of the initial mortgage pool balance, of which 108 mortgage loans are in loan group no. 1, representing 93.4% of the initial loan group no. 1 balance, and 46 mortgage loans are in loan group no. 2, representing 100.0% of the initial loan group no.
2 balance, respectively, are each characterized by--

         o    an amortization schedule that is significantly longer than the actual term of the subject mortgage loan or no amortization prior to the stated maturity of the subject mortgage loan, and

         o    in either case, a substantial payment being due with respect to the mortgage loan on its stated maturity date.

         ARD Loans. Five (5) of the mortgage loans that we intend to include in the trust fund, which represent 4.4% of the initial mortgage pool balance, all of which are in loan group no. 1, representing 6.2% of the initial loan group
no. 1 balance, are each characterized by the following features:

         o    A maturity date that is generally 15 to 30 years following origination.

         o    The designation of an anticipated repayment date that is generally
              5 to 11 years following origination. The anticipated repayment date for each of the ARD Loans is listed on Exhibit A-1 to this prospectus supplement.

         o    The ability of the related borrower to prepay the subject mortgage loan, without restriction, including without any obligation to pay a Yield Maintenance Charge, at any time on or after a date that is generally not later than the related anticipated repayment date.

         o    From and after its anticipated repayment date, the accrual of interest at a revised annual rate that is equal to the greater of
              (x) two percentage points over the initial mortgage interest rate, and (y) two percentage points over the value of a particular U.S.
              Treasury or other benchmark floating rate at or about the related anticipated repayment date, and

         o    The deferral of any additional interest accrued with respect to the subject mortgage loan from and after the related anticipated repayment date at the difference between its revised mortgage interest rate and its initial mortgage interest rate. This
              Post-ARD Additional Interest may, in some cases, compound at the new revised mortgage interest rate. Any Post-ARD Additional
              Interest accrued with respect to an ARD Loan

                                      S-65

              following its anticipated repayment date will not be payable until the entire principal balance of that mortgage loan has been paid in full.

         o    From and after its anticipated repayment date, the accelerated amortization of the subject mortgage loan out of any and all monthly cash flow from the corresponding mortgaged real property which remains after payment of the applicable monthly debt service payments and permitted operating expenses and capital expenditures and the funding of any required reserves. These accelerated amortization payments and the Post-ARD Additional Interest are considered separate from the monthly debt service payments due with respect to an ARD Loan.

         In the case of each of the ARD Loans that we intend to include in the trust fund, the related borrower has agreed to enter into a cash management agreement no later than the related anticipated repayment date if it has not already done so. The related borrower or the manager of the corresponding mortgaged real property will be required under the terms of that cash management agreement to deposit or cause the deposit of all revenue from that property received after the related anticipated repayment date into a designated account controlled by the lender under the ARD Loan.

         Fully Amortizing Loans. One (1) of the mortgage loans that we intend to include in the trust, which represent 0.3% of the initial mortgage pool balance, which mortgage loan is in loan group no. 1, representing 0.4% of the initial loan group no. 1 balance, is characterized by--

         o    constant scheduled debt service payments throughout the
              substantial term of the mortgage loan, and

         o    an amortization schedule that is approximately equal to the actual term of the mortgage loan.

         These fully amortizing mortgage loans do not have either--

         o    an anticipated repayment date, or

         o    the associated payment incentives.

         Additional Amortization Considerations. Forty-nine (49) of the mortgage loans that we intend to include in the trust fund, which represent 41.3% of the initial mortgage pool balance, of which 29 mortgage loans are in loan group no.
1, representing 33.0% of the initial loan group no. 1 balance, and 20 mortgage loans are in loan group no. 2, representing 62.3% of the initial loan group no.
2 balance, respectively, provide for an initial interest only period of between
12 and 60 months.

         Nine (9) of the mortgage loans that we intend to include in the trust fund, which represent 17.7% of the initial mortgage pool balance, of which seven
(7) mortgage loans are in loan group no. 1, representing 24.2% of the initial loan group no. 1 balance, and two (2) mortgage loan is in loan group no. 2, representing 1.4% of the initial loan group no. 2 balance, respectively, provide for an initial interest only period of between 59 and 120 months, which interest only period is either the entire term of such mortgage loans or until the anticipated repayment date.

         Some of the underlying mortgage loans will provide, in each case, for a recast of the amortization schedule and an adjustment of the monthly debt service payments on the mortgage loan upon application of specified amounts of condemnation proceeds or insurance proceeds to pay a portion of the related unpaid principal balance.

         Prepayment Provisions. As of origination:

         o    One hundred forty-nine (149) of the mortgage loans that we intend to include in the trust fund, which represent 95.4% of the initial mortgage pool balance, of which 103 mortgage loans are in loan group no. 1, representing 93.6% of the initial loan group no. 1 balance, and 46 mortgage loans are in loan group no. 2,
              representing 100.0% of the initial loan group no. 2 balance, respectively, provided for--

              1.   a prepayment lock-out period and a defeasance period, during which voluntary principal prepayments are prohibited
                   although, for a portion of that period, beginning no sooner than the second anniversary of the date of initial issuance of the offered certificates, the mortgage loan may be
                   defeased, followed by

              2.   an open prepayment period during which voluntary principal prepayments may be made without any restriction or yield
                   maintenance charge;

                                      S-66

         o    Five (5) of the mortgage loans that we intend to include in the trust fund, which represent 2.2% of the initial mortgage pool balance, all of which are in loan group no. 1, representing 3.1%
              of the initial loan group no. 1 balance, provided for--

              1.   a prepayment consideration period during which voluntary
                   principal prepayments must be accompanied by a Yield
                   Maintenance Charge, followed by

              2.   an open prepayment period during which voluntary principal prepayments may be made without any restriction or yield
                   maintenance charge;

         o    Six (6) of the mortgage loans that we intend to include in the trust fund, which represent 2.4% of the initial mortgage pool balance, all of which are in loan group no. 1, representing 3.3%
              of the initial loan group no. 1 balance, provided for -

              1.   a prepayment lock-out period during which voluntary principal prepayments are prohibited, followed by

              2.   a prepayment consideration period during which voluntary
                   principal prepayments must be accompanied by a Yield
                   Maintenance Charge, followed by

              3.   an open prepayment period during which voluntary principal prepayments may be made without any restriction or prepayment consideration.

         The open prepayment period for any underlying mortgage loan will generally begin one to six months prior to stated maturity or, in the case of an
ARD Loan, prior to the related anticipated repayment date. However, there are two (2) loans representing 0.3% and 0.4% of the initial mortgage pool balance, respectively, which have open prepayment periods of 12 and 37 months, respectively.

         Notwithstanding otherwise applicable prepayment lock-out periods, partial prepayments of the Additional Collateral Loans will be required under the circumstances described under "--Mortgage Loans Which May Require or Permit
Principal Paydowns" below and partial prepayments of multi-property mortgage loans and groups of cross-collateralized mortgage loans will be required under the circumstances described under "--Cross-Collateralized Mortgage Loans,
Multi-Property Mortgage Loans and Mortgage Loans with Affiliated Borrowers"
above.

         With respect to the mortgage loan identified on Exhibit A-1 to this prospectus supplement as The Atrium at St. Francis, the ground lessor has a purchase option whereby such lessor can acquire the lessee-borrower's interest in the leasehold estate. If such option is exercised during a period of time when the borrower is entitled to defease the loan, the borrower is required to defease the loan to facilitate a conveyance of the leasehold estate free and clear to the lessor. However, to the extent the purchase option is exercised during a period of time when defeasance is not an available option for the borrower, then the borrower is required to prepay the loan in full as a condition to such conveyance and pay a yield maintenance fee.

         With respect to the mortgage loan identified on Exhibit A-1 to this prospectus supplement as Lynwood Marketplace, if the related borrower fails to qualify for the disbursement of $4,500,000 from the earnout reserve by February
11, 2008, the amount of $4,500,000 will be applied to the payment of the principal balance of the related mortgage loan. The borrower will be required to pay a related yield maintenance premium for such amount.

         The prepayment terms of the mortgage loans that we intend to include in the trust fund are more particularly described in Exhibit A-2 to this prospectus supplement.

         For the purposes of this prospectus supplement and the statistical information presented in this prospectus supplement--

         o    the entire principal balance of each Additional Collateral Loan is deemed to be subject to a prepayment lock-out period for the related remaining prepayment lock-out period set forth on Exhibit
              A-1 hereto, notwithstanding that required prepayments could occur under that Additional Collateral Loan during that prepayment lock-out period, and

         o    it is assumed that each ARD Loan prepays on the related
              anticipated repayment date, notwithstanding the fact that
              prepayments could occur under such ARD Loans prior to that anticipated repayment date and that, in either case, such
              prepayments would not be accompanied by payment of a Yield
              Maintenance Charge.

                                      S-67

         Prepayment Lock-Out Periods. One hundred forty-nine (149) of the mortgage loans that we intend to include in the trust fund, which represent
95.4% of the initial mortgage pool balance, of which 103 mortgage loans are in loan group no. 1, comprising 93.6% of the initial loan group no. 1 balance, and
46 mortgage loans are in loan group no. 2, comprising 100.0% of the initial loan group no. 2 balance, respectively, provide for prepayment lock-out/defeasance periods as of their respective due dates in August 2005. With respect to those mortgage loans, and taking into account periods during which defeasance can occur so long as the subject mortgage loan cannot be voluntarily prepaid:

         o    the maximum remaining prepayment lock-out/defeasance period as of the related due date in August 2005 is 175 months with respect to the entire mortgage pool, 175 months with respect to loan group
              no. 1 and 171 months with respect to loan group no. 2;

         o    the minimum remaining prepayment lock-out/defeasance period as of the related due date in August 2005 is 46 months with respect to the entire mortgage pool, 46 months with respect to loan group no.
              1 and 49 months with respect to loan group no. 2; and

         o    the weighted average remaining prepayment lock-out/defeasance period as of the related due dates in August 2005 is 103 months with respect to the entire mortgage pool, 100 months with respect to loan group no. 1 and 113 months with respect to loan group no.
              2.

         Notwithstanding otherwise applicable prepayment lock-out periods, partial prepayments of the Additional Collateral Loans will be required under the circumstances described under "--Mortgage Loans Which May Require or Permit
Principal Paydowns" below, and partial prepayments of multi-property mortgage loans and groups of cross-collateralized mortgage loans will be required under the circumstances described under "--Cross-Collateralized Mortgage Loans,
Multi-Property Mortgage Loans and Mortgage Loans with Affiliated Borrowers"
above.

         Prepayment Consideration Periods. Eleven (11) of the mortgage loans that we intend to include in the trust fund, representing 4.6% of the initial mortgage pool balance, all of which are in loan group no. 1, representing 6.4%
of the initial loan group no. 1 balance, provide for a prepayment consideration period during some portion of their respective loan terms and, in some cases, following an initial prepayment lock-out and/or defeasance period. The relevant prepayment consideration will generally consist of a Yield Maintenance Charge in an amount generally equal to the greater of the following: (1) a specified percentage of the principal balance of the subject mortgage loan being prepaid;
and (2) the present value, as of the prepayment date, of the remaining scheduled payments of principal and interest from the prepayment date through the maturity date (including any balloon payment) or, in the case of an ARD Loan, the anticipated repayment date (including the principal balance scheduled to be due on the related anticipated repayment date), determined by discounting such payments at the Discount Rate, less the amount of principal being prepaid. For purposes of the foregoing, the term "Discount Rate" shall mean the rate that, when compounded monthly, is equivalent to the Treasury Rate plus or minus any applicable spread when compounded semi-annually. The term "Treasury Rate" may mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the prepayment date, of U.S. Treasury Constant Maturities with maturity dates (one longer and one shorter) most nearly approximating the maturity date or anticipated repayment date, as applicable, for the subject mortgage loan. If Release H.15 is no longer published, the lender will select a comparable publication to determine the Treasury Rate.

         Unless a mortgage loan is relatively near its stated maturity date or anticipated repayment date, as applicable, or unless the sale price or the amount of the refinancing of the related mortgaged real property is considerably higher than the current outstanding principal balance of that mortgage loan, due to an increase in the value of the mortgaged real property or otherwise, the
Yield Maintenance Charge may, even in a relatively low interest rate environment, offset entirely or render insignificant any economic benefit to be received by the borrower upon a refinancing or sale of the mortgaged real property. The prepayment consideration provision of a mortgage loan creates an economic disincentive for the borrower to prepay that mortgage loan voluntarily and, accordingly, the related borrower may elect not to prepay that mortgage loan.

         However, there can be no assurance that the imposition of a Yield
Maintenance Charge will provide a sufficient disincentive to prevent a voluntary principal prepayment. Furthermore, certain state laws limit the amounts that a lender may collect from a borrower as an additional charge in connection with the prepayment of a mortgage loan.

         The underlying mortgage loans generally provide that, in the event of an involuntary prepayment made after an event of default has occurred, a Yield
Maintenance Charge will be due. The enforceability of provisions providing for payments comparable to the prepayment consideration upon an involuntary prepayment is unclear under the laws of a number of states. No assurance can be given that, at the time a Yield Maintenance Charge is required to be made on any of the underlying mortgage loans in connection with an involuntary prepayment, the obligation to pay that Yield Maintenance

                                      S-68

Charge will be enforceable under applicable state law. Furthermore, the pooling and servicing agreement will provide that amounts received from borrowers will be applied to payments of principal and interest on the underlying mortgage loans being prepaid prior to being distributed as prepayment consideration. See
"Legal Aspects of Mortgage Loans" in the accompanying prospectus.

         Neither we nor any of the mortgage loan sellers makes any
representation as to the enforceability of the provision of any underlying mortgage loan requiring the payment of a Yield Maintenance Charge, or of the collectability of any Yield Maintenance Charge.

         Casualty and Condemnation. In the event of a condemnation or casualty at the mortgaged real property securing any of the underlying mortgage loans, the borrower will generally be required to restore that mortgaged real property.
However, the lender may under certain circumstances apply the condemnation award or insurance proceeds to the repayment of debt, which, in the case of substantially all of the underlying mortgage loans, will not require payment of any prepayment consideration.

         Several of the mortgage loans that we intend to include in the trust fund provide that, if casualty or condemnation proceeds are applied to the loan
(usually above a specified amount or above a specified percentage of the value of the related mortgaged real property), then the borrower will be permitted to supplement those proceeds with an amount sufficient to prepay all or a portion of the remaining principal balance of the subject mortgage loan without any prepayment consideration. Some mortgage loans that we intend to include in the trust fund provide that, in the event of a partial prepayment resulting from the occurrence of a casualty or condemnation, the constant monthly debt service payment may be reduced based on the remaining amortization period, the mortgage interest rate and the outstanding principal balance.

         Mortgage Loans Which May Require or Permit Principal Paydowns. Ten (10)
mortgage loans that we intend to include in the trust fund, which represent 9.3%
of the initial mortgage pool balance, of which five (5) mortgage loans are in loan group no. 1, representing 10.4% of the initial loan group no. 1 balance, and five (5) of which are in loan group no. 2, representing 6.5% of the initial loan group no. 2 balance, are secured by letters of credit or cash reserves that in each such case:

         o    will be released to the related borrower upon satisfaction by the related borrower of certain performance related conditions, which may include, in some cases, meeting debt service coverage ratio levels and/or satisfying leasing conditions; and

         o    if not so released, will or, at the discretion of the lender, may prior to loan maturity (or earlier loan default or loan
              acceleration), be drawn on and/or applied to prepay the subject mortgage loan if such performance related conditions are not satisfied within specified time periods.

The total amount of that additional collateral was $7,527,000 at the time of closing of each of those mortgage loans.

         In addition, in the case of the underlying mortgage loan secured by the mortgaged real property identified on Exhibit A-1 to this prospectus supplement as Governor's Town Square, the related borrower may, in connection with a transfer of the related mortgaged real property that is permitted by the related loan documents, prepay a limited portion of the mortgage loan, without a related payment of any prepayment consideration, sufficient to reduce the outstanding principal balance of the mortgage loan to an amount that achieves certain debt-service-coverage and loan-to-value ratios specified in the related loan documents as conditions to the borrower's ability to make the subject transfer.

         Defeasance Loans. One hundred forty-nine (149) of the mortgage loans that we intend to include in the trust fund, which represent 95.4% of the initial mortgage pool balance, of which 103 mortgage loans are in loan group no.
1, representing 93.6% of the initial loan group no. 1 balance, and 46 mortgage loans are in loan group no. 2, representing 100.0% of the initial loan group no.
2 balance, respectively, permit the borrower to deliver direct, non-callable
U.S. government obligations as substitute collateral.

         Each of these mortgage loans permits the related borrower, during specified periods and subject to specified conditions, to pledge to the holder of the subject underlying mortgage loan the requisite amount of direct, non-callable U.S. government obligations and obtain a full or partial release of the mortgaged real property. In general, the U.S. government obligations that are to be delivered in connection with the defeasance of any underlying mortgage loan must provide for a series of payments that--

         o    may be made prior, but as closely as possible, to all successive due dates through and including the maturity date (or, in some cases, the end of the lockout period), and

                                      S-69

         o    will, in the case of each due date, be in a total amount equal to or greater than the monthly debt service payment, including any applicable balloon payment, scheduled to be due on that date.

For purposes of determining the defeasance collateral for an ARD Loan, however, the subject underlying mortgage loan will be treated as if it was a balloon loan that matures on its anticipated repayment date.

         If fewer than all of the real properties securing any particular multi-property mortgage loan or group of cross-collateralized mortgage loans are to be released in connection with any defeasance, the requisite defeasance collateral will be calculated based on the allocated loan amount for the properties to be released and the portion of the monthly debt service payments attributable to the defeased loan amount.

         In connection with any delivery of defeasance collateral, the related borrower will be required to deliver a security agreement granting the trust fund a first priority security interest in the collateral, together with an opinion of counsel confirming the first priority status of the security interest.

         None of the mortgage loans that we intend to include in the trust fund may be defeased prior to the second anniversary of the date of initial issuance of the offered certificates.

         Neither we nor any of the mortgage loan sellers makes any
representation as to the enforceability of the defeasance provisions of any of the underlying mortgage loans.

         Lockboxes. Twenty-nine (29) mortgage loans that we intend to include in the trust fund, which represent 51.0% of the initial mortgage pool balance, of which 23 mortgage loans are in loan group no. 1, comprising 55.0% of the initial loan group no. 1 balance, and six (6) mortgage loans are in loan group no. 2, comprising 40.9% of the initial loan group no. 2 balance, respectively, generally provide that all rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged real properties will be paid into one of the following types of lockboxes, each of which is described below.

         o    HARD LOCKBOX. Income (or some portion of income sufficient to pay monthly debt service) is paid directly to a lockbox account controlled by the master servicer on behalf of the trust fund, except that with respect to multifamily rental properties, income
              (or some portion of income sufficient to pay monthly debt service)
              is collected and deposited in the lockbox account by the manager of the mortgaged real property and, with respect to hospitality properties, cash or "over-the-counter" receipts are deposited into the lockbox account by the manager, while credit card receivables will be deposited directly into a lockbox account.

         o    SPRINGING LOCKBOX. Income is collected and retained by or is otherwise accessible by the borrower until the occurrence of a triggering event, following which a hard lockbox or modified lockbox is put in place. Examples of triggering events include:

              1.   a failure to pay the related mortgage loan in full on or
                   before any related anticipated repayment date; or

              2.   a decline, by more than a specified amount, in the net
                   operating income of the related mortgaged real property; or

              3.   a failure to meet a specified debt service coverage ratio; or

              4.   an event of default under the mortgage (in certain cases,
                   only a monetary event of default).

              For purposes of this prospectus supplement, a springing lockbox can be either an account that is currently under the control of both the lender and the borrower, but which comes under the sole control of the lender upon the occurrence of the triggering event, or an account that is required to be established by the borrower (but to be under the sole control of the lender) upon the occurrence of the triggering event.

         o    MODIFIED LOCKBOX. Except in those cases involving multifamily rental properties and hospitality properties that are described under "Hard Lockbox" above, income is collected by the property manager of the mortgaged real property (or, in some cases, the borrower) and is deposited into a lender-controlled lockbox account on a regular basis.

                                      S-70

All of the mortgage loans referred to above provide for lockbox accounts as follows:

                                                                 % OF INITIAL
                                      NUMBER OF                    MORTGAGE
      TYPE OF LOCKBOX               MORTGAGE LOANS               POOL BALANCE
-------------------------        --------------------      --------------------
Hard.....................                 13                         30.3%
Springing................                 14                         18.5%
Modified.................                  2                          2.3%
                                 --------------------      --------------------
TOTAL                                     29                         51.0%

         For any hard lockbox, income (or some portion of income sufficient to pay monthly debt service) deposited directly into the related lockbox account may not include amounts paid in cash which are paid directly to the related property manager or borrower, notwithstanding requirements to the contrary.
Mortgage loans whose terms call for the establishment of a lockbox account require that amounts paid to the property manager of the related mortgaged real property, to the related borrower or "over-the-counter" will be deposited into a lockbox account on a regular basis. Lockbox accounts will not be assets of the trust fund.

         Escrow and Reserve Accounts. Many of the mortgage loans that we intend to include in the trust fund provide for the establishment of escrow and/or reserve accounts for the purpose of holding amounts required to be on deposit as reserves for--

         o    taxes and insurance,

         o    capital improvements,

         o    furniture, fixtures and equipment, and/or

         o    various other purposes.

         As of the date of initial issuance of the offered certificates, these accounts will be under the sole control of the master servicer or a primary servicer pursuant to a subservicing agreement with the master servicer. In the case of most of the underlying mortgage loans as to which there is this type of account, the account will be funded out of monthly escrow and/or reserve payments by the related borrower or from funds transferred from another account.

         Tax Escrows. In the case of 132 of the mortgage loans that we intend to include in the trust fund, which represent 85.9% of the initial mortgage pool balance, of which 86 mortgage loans are in loan group no. 1, comprising 80.3% of the initial loan group no. 1 balance, and 46 mortgage loans are in loan group
no. 2, comprising 100% of the initial loan group no. 2 balance, respectively, escrows were established for taxes. The related borrower is generally required to deposit on a monthly basis an amount equal to one-twelfth of the annual real estate taxes and assessments.

         If an escrow was established, the funds will be applied by the master servicer or, with respect to the mortgage loan identified on Exhibit A-1 to this prospectus supplement as Och Ziff Portfolio, by the related hotel manager, to pay for taxes and assessments at the related mortgaged real property.

         In some cases, no tax escrow was required because the originator did not deem it necessary for various reasons, including because a tenant at the mortgaged real property is responsible for paying all or a portion of the real estate taxes and assessments.

         Insurance Escrows. In the case of 122 of the mortgage loans that we intend to include in the trust fund, which represent 75.4% of the initial mortgage pool balance, of which 77 mortgage loans are in loan group no. 1, comprising 69.7% of the initial loan group no. 1 balance, and 45 mortgage loans are in loan group no. 2, comprising 89.7% of the initial loan group no. 2 balance, respectively, escrows were established for insurance premiums. The related borrower is generally required to deposit on a monthly basis an amount equal to one-twelfth of the annual premiums payable on insurance policies that the borrower is required to maintain.

         If an escrow was established, the funds will be applied by the master servicer or, with respect to the mortgage loan identified on Exhibit A-1 to this prospectus supplement as Och Ziff Portfolio, by the related hotel manager, to pay for insurance premiums at the related mortgaged real property.

                                      S-71

         Under some of the other mortgage loans that we intend to include in the trust fund, the insurance carried by the related borrower is in the form of a blanket policy. In these cases, the amount of the escrow is an estimate of the proportional share of the premium allocable to the mortgaged real property, or the related borrower pays the premium directly.

         In still other cases, no insurance escrow was required because the originator did not deem it necessary for various reasons, including because a tenant at the mortgaged real property is responsible for paying all or a portion of the insurance premiums directly or because the tenant has the right to self-insure.

         Recurring Replacement Reserves. The table titled "Engineering Reserves and Recurring Replacement Reserves" on Exhibit A-1 to this prospectus supplement shows for each applicable mortgage loan that we intend to include in the trust fund the reserve deposits that the related borrower has been or is required to make into a separate account or, if applicable, a sub-account of another account for--

         o    capital replacements, repairs and furniture, fixtures and
              equipment, or

         o    leasing commissions and tenant improvements.

         In the case of most of the mortgaged real properties that secure a mortgage loan that we intend to include in the trust fund, those reserve deposits are initial amounts and may vary over time. In these cases, the related mortgage instrument and/or other related loan documents may provide for applicable reserve deposits to cease upon achieving predetermined maximum amounts in the related reserve account. In addition, in some cases, reserves for leasing commissions and tenant improvements were determined for specific tenant spaces, in which cases the execution of a lease covering the space could result in the termination and/or release of the corresponding reserve. Under some of the mortgage loans that we intend to include in the trust fund, the related borrowers are permitted to deliver letters of credit from third parties in lieu of establishing and funding the reserve accounts or may substitute letters of credit and obtain release of established reserve accounts.

         Engineering Reserves. The table titled "Engineering Reserves and
Recurring Replacement Reserves" on Exhibit A-1 to this prospectus supplement shows the engineering reserves established at the origination of the corresponding underlying mortgage loans for deferred maintenance items that are required to be corrected within 12 months from origination. In most cases, the engineering reserve is 100% to 125% of the estimated cost to make the required repairs. However, in some of those cases, the engineering reserve for the listed properties is less than the cost estimate in the related inspection report because--

         o    the related originator may not have considered various items identified in the related inspection report significant enough to require a reserve, and/or

         o    various items identified in the related inspection report may have been corrected.

         In the case of several mortgaged real properties securing mortgage loans that we intend to include in the trust fund, the engineering reserve was a significant amount and substantially in excess of the cost estimate set forth in the related inspection report because the related originator required the borrower to establish reserves for the completion of major work that had been commenced. No engineering reserve is required to be replenished. We cannot provide any assurance that the work for which reserves were required will be completed in a timely manner or that the reserved amounts will be sufficient to cover the entire cost of the required work.

         Due-on-Sale and Due-on-Encumbrance Provisions. Most of the mortgage loans that we intend to include in the trust fund contain both a due-on-sale clause and a due-on-encumbrance clause. In general, except for the permitted transfers discussed in the next paragraph and subject to the discussion under
"--Additional Loan and Property Information--Additional Secured Financing"
below, these clauses either--

         o    permit the holder of the related mortgage instrument to accelerate the maturity of the subject mortgage loan if the borrower sells or otherwise transfers or encumbers the corresponding mortgaged real property without the consent of the holder of the mortgage, or

         o    prohibit the borrower from selling, transferring or encumbering the corresponding mortgaged real property without the consent of the holder of the mortgage.

                  Some of the mortgage loans that we intend to include in the trust fund permit one or more of the following types of transfers:

                                      S-72

         o    transfers of the corresponding mortgaged real property if
              specified conditions are satisfied, which conditions normally include--

              1.   confirmation in writing by each applicable rating agency that the transfer will not result in a qualification, downgrade or withdrawal of any of its then current ratings of the series
                   2005-C4 certificates, or

              2.   the reasonable acceptability of the transferee to the lender;

         o    a transfer of the corresponding mortgaged real property to a person that is affiliated with or otherwise related to the related borrower;

         o    involuntary transfers caused by the death of any owner, general partner or manager of the borrower;

         o    transfers of the corresponding mortgaged real property or
              ownership interests in the related borrower to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or other standards specified in the related mortgage loan documents;

         o    issuance by the related borrower of new partnership or membership interests, so long as there is no change in control of the related borrower;

         o    a transfer of ownership interests for estate planning purposes;

         o    changes in ownership between existing partners and members of the related borrower;

         o    transfers permitting additional tenants-in-common to take title to the mortgaged real property subject to the terms of the related mortgage loan documents;

         o    a transfer of non-controlling ownership interests in the related borrower;

         o    a required or permitted restructuring of a tenant-in-common group of borrowers into a single purpose successor borrower; or

         o    other transfers similar in nature to the foregoing.

         Hazard, Liability and Other Insurance. The loan documents for each of the mortgage loans that we intend to include in the trust fund generally require the related borrower to maintain with respect to the corresponding mortgaged real property the following insurance coverage, subject to exceptions in some cases for tenant insurance or for permitted self-insurance:

         o    hazard insurance in an amount that is, subject to a customary deductible, at least equal to the lesser of--

              1.   the outstanding principal balance of the related mortgage
                   loan, and

              2.   the full insurable replacement cost of the improvements
                   located on the insured property;

         o    if any portion of the property was in an area identified in the federal register by the Flood Emergency Management Agency as having special flood hazards, flood insurance meeting the
              requirements of the Federal Insurance Administration guidelines, in an amount that is equal to the least of--

              1.   the outstanding principal balance of the related mortgage
                   loan,

              2.   the replacement cost or the full insurable value of the
                   insured property, and

              3.   the maximum amount of insurance available under the National
                   Flood Insurance Act of 1968 and the Flood Disaster Protection
                   Act of 1978, as amended;

         o    comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the insured property, in an amount at least equal to
              $1,000,000 per occurrence; and

                                      S-73

         o    business interruption or rent loss insurance either in an amount not less than 100% of the projected rental income or revenue or maintenance income from the insured property for at least 12 months or, alternatively, in a specified dollar amount, subject to certain exceptions in the case of some underlying mortgage loans with respect to which such insurance may not be required or may be required for a shorter period.

         In general, the mortgaged real properties for the mortgage loans that we intend to include in the trust fund are not insured against earthquake risks.
In the case of those properties located in California and in seismic zones 3 and
4, other than those that are manufactured housing communities, a third-party consultant conducted seismic studies to assess the probable maximum loss for the property. In general, when the resulting reports concluded that a mortgaged real property was likely to experience a probable maximum loss in excess of 20% of the estimated replacement cost of the improvements, the related originator required the borrower to--

         o    obtain earthquake insurance, or

         o    establish reserves to cover the estimated costs of completing seismic retrofitting recommended by the consultant.

         With respect to each of the mortgaged real properties for the underlying mortgage loans, subject to the discussion below regarding insurance for acts of terrorism, the master servicer will use reasonable efforts, consistent with the Servicing Standard, to cause the related borrower to maintain all insurance coverage as is required under the related mortgage loan documents. If the related borrower fails to do so, subject to the discussion below regarding insurance for acts of terrorism, the master servicer must maintain that insurance coverage, to the extent--

         o    the trustee has an insurable interest,

         o    the insurance coverage is available at commercially reasonable rates, and

         o    any related servicing advance is deemed by the master servicer to be recoverable from collections on the related mortgage loan.

         Where insurance coverage at the mortgaged real property for any mortgage loan in the trust fund is left to the lender's discretion, the master servicer will be required to exercise that discretion in a manner consistent with the Servicing Standard.

         Notwithstanding the foregoing, the master servicer must, to the extent it is not prohibited by the terms of the related mortgage loan documents, use reasonable efforts to cause the related borrower to maintain, and if the related borrower does not so maintain, the master servicer must maintain, all-risk casualty insurance which does not contain any carve-out for (or, alternatively, a separate insurance policy that expressly provides coverage for) property damage resulting from a terrorist or similar act; provided that the master servicer will not be required to call a default under a mortgage loan in the trust fund if the related borrower fails to maintain such insurance, and the master servicer need not maintain such insurance, if the special servicer has determined in accordance with the Servicing Standard that either:

         o    such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the subject mortgaged real property and located in and around the region in which the subject mortgaged real property is located; or

         o    such insurance is not available at any rate.

         However, in the case of any underlying mortgage loan for which the mortgage loan documents contain express provisions requiring terrorism insurance, the master servicer will use reasonable efforts consistent with the
Servicing Standard to enforce such express provisions.

         If the related loan documents do not expressly require a particular type of insurance but permit the mortgagee to require such other insurance as is reasonable, the related borrower may challenge whether maintaining that type of insurance is reasonable in light of all the circumstances, including the cost.
The master servicer's efforts to require such insurance may be further impeded if the originating lender did not require the subject borrower to maintain such insurance, regardless of the terms of the related loan documents.

                                      S-74

         Various forms of insurance maintained with respect to one or more of the mortgaged real properties securing the underlying mortgage loans, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in the trust fund. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the loans in the trust fund.

         The mortgage loans that we intend to include in the trust fund generally provide that insurance and condemnation proceeds in excess of minimum thresholds specified in the related mortgage loan documents are to be applied either--

         o    to restore the related mortgaged real property (with any balance to be paid to the borrower), or

         o    towards payment of the subject mortgage loan.

         If any mortgaged real property is acquired by the trust fund through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the related underlying mortgage loan, the special servicer will be required to maintain for that property generally the same insurance coverage as was previously required under the mortgage instrument that had covered the property or, at the special servicer's election, coverage satisfying insurance requirements consistent with the Servicing Standard, provided that such coverage is available at commercially reasonable rates.

         Each of the master servicer and the special servicer may satisfy its obligations regarding maintenance of the hazard insurance policies referred to in this prospectus supplement by maintaining a blanket insurance policy or master single interest insurance policy insuring against hazard losses on all of the mortgage loans and/or REO Properties in the trust fund for which it is responsible. If any blanket insurance policy or master single interest insurance policy maintained by the master servicer or the special servicer contains a deductible clause, however, the master servicer or special servicer, as the case may be, will be required, in the event of a casualty that would have been covered by an individual policy, to pay out of its own funds all sums that--

         o    are not paid because of the deductible clause, and

         o    exceed the deductible limitation that pertains to the related mortgage loan or, in the absence of any such deductible
              limitation, an assumed deductible limitation for an individual policy which is consistent with the Servicing Standard.

         There can be no assurance regarding the extent to which the mortgaged real properties securing the underlying mortgage loans will be insured against acts of terrorism.

         Some of the mortgage loans that we intend to include in the trust fund specifically require terrorism insurance, but such insurance may be required only to the extent it can be obtained for premiums less than or equal to a "cap"
amount specified in the related loan documents, only if it can be purchased at commercially reasonable rates and/or only with a deductible at a certain threshold.

         We are aware that in the case of at least one (1) mortgage loan that we intend to include in the trust fund, which represents 0.3% of the initial mortgage pool balance, property damage at the related mortgaged real property resulting from acts of terrorism is not covered by the related property insurance or a separate terrorism insurance policy.

         We are aware that in the case of four (4) other mortgage loans that we intend to include in the trust fund, which represent 1.0% of the initial mortgage pool balance, each of the tenants of the related mortgaged real property self-insure and are obligated to restore the related mortgaged real property in the event of a casualty, including damage at the related mortgaged real property resulting from acts of terrorism.

MORTGAGE POOL CHARACTERISTICS

         A detailed presentation of various characteristics of the mortgage loans that we intend to include in the trust fund, and of the corresponding mortgaged real properties, on an individual basis and in tabular format, is shown on Exhibit A-1 and Exhibit A-2 to this prospectus supplement. The statistics in the tables and schedules on Exhibit A-1 and Exhibit A-2 to this prospectus supplement were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. The information and the operating statements were generally unaudited and have not been independently verified by us or any of the underwriters.

                                      S-75

ADDITIONAL LOAN AND PROPERTY INFORMATION

         Delinquencies. None of the mortgage loans that we intend to include in the trust fund was as of its due date in August 2005, or has been at any time during the 12-month period preceding that date, 30 days or more delinquent with respect to any monthly debt service payment.

         Tenant Matters. Described and listed below are special considerations regarding tenants at the mortgaged real properties that will secure the underlying mortgage loans--

         o    Twenty-four (24) mortgaged real properties, securing mortgage loans that represent 12.4% of the initial mortgage pool balance, all of which are in loan group no. 1, comprising 17.3% of the initial loan group no. 1 balance, are, in each case, a retail property, an office property, an industrial property or a
              mixed-use property that is leased to one or more significant tenants that each occupies at least 50%, but less than 100%, of the net rentable area of the particular property.

         o    Ten (10) mortgaged real properties, securing mortgage loans that represent 3.4% of the initial mortgage pool balance, all of which are in loan group no. 1, comprising 4.7% of the initial loan group
              no. 1 balance, are either wholly owner-occupied or leased to a single tenant.

         o    Some of the mortgaged real properties that are retail or office properties may have Dark Tenants.

         o    A number of the anchor tenants at the mortgaged real properties that are retail properties are not subject to operating covenants, and shadow anchors are not generally subject to operating
              covenants.

         o    A number of companies are Major Tenants at more than one of the mortgaged real properties.

         o    There are several cases in which a particular entity is a tenant at more than one of the mortgaged real properties, and although it may not be a Major Tenant at any of those properties, may be significant to the success of the properties in the aggregate.

         Ground Leases. Three (3) of the mortgage loans that we intend to include in the trust fund, which represent 3.5% of the initial mortgage pool balance, all of which are in loan group no. 1, comprising 4.8% of the initial loan group no. 1 balance, are secured by a mortgage lien on the borrower's leasehold interest in all or a material portion of the related mortgaged real property but not by any mortgage lien on the corresponding fee interest. Except as otherwise discussed below, the following is true in each of those cases--

         o    the related ground lease after giving effect to all extension options, expires approximately 10 years or more after the stated
              maturity of the related mortgage loan,

         o    the related ground lessor has agreed in the related ground lease or under a separate estoppel or other agreement, to give the holder of the related mortgage loan notice of, and the right to cure, any default or breach by the ground lessee, and

         o    in general, the ground lease or a separate estoppel or other agreement otherwise contains standard provisions that are intended to protect the interests of the holder of the related mortgage loan.

         Additional Secured Financing. Other than as described in the succeeding paragraphs, the mortgage loans that we intend to include in the trust fund generally prohibit borrowers from incurring, without lender consent, any additional debt that is secured by the related mortgaged real property, other than financing for fixtures, equipment and other personal property.

         In the case of the underlying mortgage loans secured by the mortgaged real property identified on Exhibit A-1 to this prospectus supplement as Lock N
Store Pensacola, which underlying mortgage loan represents 0.4% of the initial mortgage pool balance, the related borrower may incur additional debt secured by the related mortgaged real property on a subordinate basis upon the written approval of the holder of the related mortgage and the satisfaction of various specified conditions, including specified debt service coverage and loan-to-value ratios, execution of an intercreditor and subordination agreement by an institutional lender, establishment of a lockbox arrangement and, if required, receipt of rating agency confirmation.

                                      S-76

         The A-Note Mortgage Loan is secured by a mortgaged real property that also secures, on a subordinated basis, one other loan, the B-Note Companion
Loan, that is not included in the trust. The A-Note Mortgage Loan represents
0.3% of the initial mortgage pool balance. See "--The A/B Loan Pair."

         Mezzanine Debt. In the case of ten (10) mortgage loans that we intend to include in the trust fund, which represent 12.8% of the initial mortgage pool balance, one or more of the principals of the related borrower have incurred or are permitted to incur mezzanine debt. Further, many of the mortgage loans included in the trust fund do not prohibit limited partners or other owners of non-controlling interests in the related borrower from pledging their interests in the borrower as security for mezzanine debt. Mezzanine lenders generally have the right to cure certain defaults occurring on the related mortgage loan and upon a default under the mezzanine debt, the mezzanine lender may foreclose upon the ownership interests in the related borrower. Mezzanine debt is debt that is secured by ownership interests in the borrower. This type of financing effectively reduces the indirect equity interest of any principal or any other owner in the borrower in the corresponding real mortgaged property. While the mezzanine lender has no security interest in or rights to the related mortgaged real property, a default under the mezzanine loan could cause a change in control of the related borrower.

         In the case of the underlying mortgage loan secured by the mortgaged real property identified on Exhibit A-1 to this prospectus supplement as
Mansions At Coyote Ridge, which underlying mortgage loan represents 3.5% of the initial mortgage pool balance, a $4,000,000 mezzanine loan is secured by ownership interests in the borrower. The lender of the subject underlying mortgage loan and the holder of the mezzanine financing, LEM Funding XXIV, LP and LEM Parallel XXIV, LP, entered into an intercreditor agreement which, among other things, (a) restricts the mezzanine lender's ability to transfer more than
49% of its interest in the mezzanine loan without the approval of the rating agencies unless the transfer is to an institutional lender (which includes certain affiliates of the mezzanine lender), (b) requires the mezzanine lender to obtain rating agency approval of the new owner of the ownership interests unless such new owner is an institutional lender (which includes certain affiliates of the mezzanine lender) in the event of foreclosure on the pledge of the ownership interests, and (c) requires the holder of the subject underlying mortgage loan to provide certain notices and cure rights under the subject underlying mortgage loan to the mezzanine lender. Additionally, if the holder of the subject underlying mortgage loan accelerates the loan, starts a foreclosure procedure or such loan becomes a specially serviced loan, then the mezzanine lender has the right to purchase the subject underlying mortgage loan for a price equal to its outstanding principal balance plus all accrued interest and other amounts due thereon. After closing and payment in full of the existing mezzanine loan, the borrower under the Mansions at Coyote Ridge Loan is permitted to incur future mezzanine debt. See "--Significant Mortgage
Loans--Mansions at Coyote Ridge" below.

         In the case of the underlying mortgage loan secured by the mortgaged real property identified on Exhibit A-1 to this prospectus supplement as
Marriott Cool Springs-Franklin TN, which underlying mortgage loan represents
2.0% of the initial mortgage pool balance, a $4,000,000 mezzanine loan is secured by the ownership interests in the related borrower. The lender of the subject underlying mortgage loan and the holder of the mezzanine financing,
Ashford Hospitality Finance LP, entered into an intercreditor agreement which, among other things, will (a) restrict the mezzanine lender's ability to transfer more than 49% of its interest in the mezzanine loan without the approval of the rating agencies unless the transfer is to an institutional lender (which includes certain affiliates of the mezzanine lender), (b) require the mezzanine lender to obtain rating agency approval of the new owner of the ownership interests unless such new owner is an institutional lender (which includes certain affiliates of the mezzanine lender) in the event of foreclosure on the pledge of the ownership interests, and (c) require the holder of the subject underlying mortgage loan to provide certain notices and cure rights under the subject underlying mortgage loan to the mezzanine lender. Additionally, if the holder of the subject underlying mortgage loan accelerates the loan, starts a foreclosure procedure or such loan becomes a specially serviced loan, then the mezzanine lender will have the right to purchase the subject underlying mortgage loan for its outstanding principal balance plus all accrued interest and other amounts due thereon.

         In the case of the underlying mortgage loans secured by the mortgaged real properties identified on Exhibit A-1 to this prospectus supplement as
Panther Springs Apartments and Marbella Plaza Shopping Center, which collectively represent 0.6% of the initial mortgage pool balance, the members of the related borrowing entities may obtain mezzanine financing secured by such ownership interests upon the prior approval of the holder of the related mortgage and the satisfaction of various specified conditions, including specified debt service coverage and loan-to-value ratios, execution of an intercreditor agreement by the mezzanine lender, establishment of a lockbox arrangement and receipt of rating agency confirmation.

         In the case of the underlying mortgage loans secured by the mortgaged real properties identified on Exhibit A-1 to this prospectus supplement as
Mansions at Ridgeview Ranch, Bank of America Center, Cypress Retail Center,
Beachwood Villas, Hillcrest Shopping Center and MacArthur Park Apartments, which collectively represents 6.7% of the initial mortgage pool balance, the members of the related borrowing entities may obtain mezzanine financing secured by its ownership interests in the related borrower upon the prior approval of the lender and the satisfaction of various specified conditions,

                                      S-77

including specified debt service coverage and loan-to-value ratios and execution of an intercreditor agreement by the mezzanine lender.

         Unsecured Indebtedness. The borrowers under some of the mortgage loans that we intend to include in the trust fund have incurred or may incur unsecured indebtedness other than in the ordinary course of business which is or may be substantial in relation to the amount of the subject mortgage loan. Each unsecured debt creditor could cause the related borrower to seek protection under applicable bankruptcy laws. Additionally, in some instances, the borrower under a mortgage loan intended to be included in the trust fund is required or allowed to post letters of credit as additional security for that mortgage loan, in lieu of reserves or otherwise, and the related borrower may be obligated to pay fees and expenses associated with the letter of credit and/or to reimburse the letter of credit issuer or others in the event of a draw upon the letter of credit by the lender.

         Non-Special Purpose Entity Borrowers. The business activities of the borrowers under many mortgage loans that we intend to include in the trust fund with cut-off date principal balances below $5,000,000 are generally not limited to owning their respective mortgaged real properties or limited in their business activities, including incurring debt and other liabilities. In addition, even in the case of mortgage loans with cut-off date principal balances of $5,000,000 or more, there are several borrowers that are similarly not limited to owning their respective mortgaged real properties nor limited in their business activities. In addition, the borrowers under some mortgage loans that we intend to include in the trust fund have incurred or are permitted in the future to incur debt unrelated to operating the related mortgaged real property. The financial success of the borrowers under these mortgage loans may be affected by the performance of their respective business activities (other than owning their respective properties). These other business activities increase the possibility that these borrowers may become bankrupt or insolvent.

         Title, Survey and Similar Issues. In the case of a few of the mortgaged real properties securing mortgage loans that we intend to include in the trust fund, the permanent improvements on the subject property encroach over an easement or a setback line or onto another property. In other instances, certain oil, gas or water estates affect a property. Generally in those cases, either
(i) the related lender's title policy insures against loss if a court orders the removal of the improvements causing the encroachment or (ii) the respective title and/or survey issue was analyzed by the originating lender and determined not to materially affect the respective mortgaged real property for its intended use. There is no assurance, however, that any such analysis in this regard is correct, or that such determination was made in each and every case.

THE A/B LOAN PAIR

         General. The A-Note Mortgage Loan, which represents 0.3% of the initial mortgage pool balance, is secured by the mortgaged real property identified on
Exhibit A-1 to this prospectus supplement as Fairporte Green Center. In the case of such A-Note Mortgage Loan, the related borrower has encumbered the related mortgaged real property with junior debt, which constitutes the related B-Note
Companion Loan. In each case, the aggregate debt consisting of the A-Note
Mortgage Loan and the related B-Note Companion Loan, which two mortgage loans constitute the A/B Loan Pair, is secured by a single mortgage or deed of trust on the subject mortgaged real property. We intend to include the A-Note Mortgage
Loan in the trust fund. The holder of the B-Note Companion Loan is CBA-Mezzanine
Capital Finance, LLC ("CBA"), and such B-Note Companion Loan will not be included in the trust fund.

         The A-Note Mortgage Loan and B-Note Companion Loan comprising the A/B
Loan Pair are cross-defaulted. The outstanding principal balance of the B-Note
Companion Loan does not exceed 5% of the underwritten appraised value of the related mortgaged real property that secures the related A/B Loan Pair. The
B-Note Companion Loan has an interest rate of 12.750% per annum and such B-Note
Companion Loan has the same maturity date, amortization schedule and prepayment structure as the related A-Note Mortgage Loan. For purposes of the information presented in this prospectus supplement with respect to the A-Note Mortgage
Loan, the loan-to-value ratio and debt service coverage ratio information reflects only the A-Note Mortgage Loan and does not take into account the related B-Note Companion Loan.

         The trust, as the holder of the A-Note Mortgage Loan, and the holder of the related B-Note Companion Loan will be successor parties to a separate intercreditor agreement, which we refer to as an A/B Intercreditor Agreement, with respect to the A/B Loan Pair. Servicing and administration of the A-Note
Mortgage Loan (and, to the extent described below, the B-Note Companion Loan)
will be performed by the master servicer on behalf of the trust (or, in the case of the B-Note Companion Loan, on behalf of the holder of that loan). The servicer of the B-Note Companion Loan will collect payments with respect to that mortgage loan. The master servicer will provide certain information and reports related to the A/B Loan Pair to the holder of the related B-Note Companion Loan, but will not collect payments with respect to such B-Note Companion Loan until the occurrence of certain events of default with respect to such A/B Loan Pair described in the related A/B Intercreditor Agreement. The following describes certain provisions of the A/B Intercreditor Agreement. The following

                                      S-78

does not purport to be complete and is subject, and qualified in its entirety by reference to the actual provisions of the A/B Intercreditor Agreement.

         Allocation of Payments Between the A-Note Mortgage Loan and the related
B-Note Companion Loan. The right of the holder of the B-Note Companion Loan to receive payments of interest, principal and other amounts are subordinated to the rights of the holder of the related A-Note Mortgage Loan to receive such amounts. For the A/B Loan Pair, an "A/B Material Default" consists of the following events: (a) the acceleration of the A-Note Mortgage Loan or the related B-Note Companion Loan; (b) the existence of a continuing monetary default; and/or (c) the filing of a bankruptcy or insolvency action by, or against, the related borrower or the related borrower otherwise being the subject of a bankruptcy or insolvency proceeding. So long as an A/B Material
Default has not occurred or, if an A/B Material Default has occurred, that A/B
Material Default is no longer continuing with respect to the A/B Loan Pair, the related borrower under the A/B Loan Pair will make separate payments of principal and interest to the respective holders of the related A-Note Mortgage
Loan and B-Note Companion Loan. Escrow and reserve payments will be made to the master servicer on behalf of the trust (as the holder of the subject A-Note
Mortgage Loan). Any proceeds under title, hazard or other insurance policies, or awards or settlements in respect of condemnation proceedings or similar exercises of the power of eminent domain, or any other principal prepayment of the A/B Loan Pair (together with any applicable Yield Maintenance Charges), will generally be applied first to the principal balance of the subject A-Note
Mortgage Loan and then to the principal balance of the subject B-Note Companion
Loan. If an A/B Material Default occurs and is continuing with respect to the
A/B Loan Pair, then all amounts tendered by the related borrower or otherwise available for payment of such A/B Loan Pair will be applied by the master servicer (with any payments received by the holder of the subject B-Note
Companion Loan after and during such an A/B Material Default to be forwarded to the master servicer), net of certain amounts, in the order of priority set forth in a sequential payment waterfall in the related A/B Intercreditor Agreement, which generally provides that all interest, principal, Yield Maintenance Charges and outstanding expenses with respect to the subject A-Note Mortgage Loan will be paid in full prior to any application of payments to the subject B-Note
Companion Loan.

         If the A-Note Mortgage Loan or the related B-Note Companion Loan is modified in connection with a work-out so that, with respect to either the subject A-Note Mortgage Loan or the subject B-Note Companion Loan, (a) the outstanding principal balance is decreased, (b) payments of interest or principal are waived, reduced or deferred or (c) any other adjustment is made to any of the terms of such mortgage loan, then all payments to the trust (as the holder of the subject A-Note Mortgage Loan) will be made as though such work-out did not occur and the payment terms of the subject A-Note Mortgage Loan will remain the same. In that case, unless the lender was required to get the B-Note
Companion Loan holder's consent at a time when such holder had the right to so consent and failed to do so, the holder of the subject B-Note Companion Loan will bear the full economic effect of all waivers, reductions or deferrals of amounts due on either the subject A-Note Mortgage Loan or the subject B-Note
Companion Loan attributable to such work-out (up to the outstanding principal balance, together with accrued interest thereon, of the subject B-Note Companion
Loan). The B-Note Companion Loan will also bear the economic effect of any workout fee due and payable (up to the outstanding principal balance, together with accrued interest thereon, of the subject B-Note Companion Loan) on the A/B
Loan Pair.

         Servicing of the A/B Loan Pair. The A-Note Mortgage Loan and the
related mortgaged real property will be serviced and administered by the master servicer pursuant to the pooling and servicing agreement. The master servicer and/or special servicer will service and administer the B-Note Companion Loan to the extent described below. The servicing standard set forth in the pooling and servicing agreement will require the master servicer and the special servicer to take into account the interests of both the trust and the holder of the related
B-Note Companion Loan when servicing the A/B Loan Pair, with a view to maximizing the realization for both the trust and such holder as a collective whole. The holder of the B-Note Companion Loan will be deemed a third-party beneficiary of the pooling and servicing agreement.

         The master servicer and the special servicer have (subject to the discussion in the fourth preceding paragraph) the sole and exclusive authority to service and administer, and to exercise the rights and remedies with respect to, the A/B Loan Pair, and (subject to certain limitations with respect to modifications and certain rights of the holder of the related B-Note Companion
Loan to purchase the corresponding A-Note Mortgage Loan) the holder of the related B-Note Companion Loan has no voting, consent or other rights whatsoever with respect to the master servicer's or special servicer's administration of, or the exercise of its rights and remedies with respect to, the subject A/B Loan
Pair.

         So long as an A/B Material Default has not occurred with respect to the
A/B Loan Pair, the master servicer will have no obligation to collect payments with respect to the related B-Note Companion Loan. A separate servicer of the
B-Note Companion Loan will be responsible for collecting amounts payable in respect of such B-Note Companion Loan. That servicer will have no servicing duties or obligations with respect to the related A-Note Mortgage Loan or the related mortgaged real property. If an A/B Material Default occurs with respect to the A/B Loan Pair, the master servicer or the special servicer, as applicable, will (during the continuance of that A/B Material Default) collect and distribute payments for

                                      S-79

both of the subject A-Note Mortgage Loan and the related B-Note Companion Loan pursuant to the sequential payment waterfall set forth in the related A/B
Intercreditor Agreement.

         Advances. Neither the master servicer nor the trustee is required to make any monthly debt service advances with respect to the B-Note Companion
Loan. Neither the holder of the B-Note Companion Loan nor any related separate servicer is required to make any monthly debt service advance with respect to the related A-Note Mortgage Loan or any servicing advance with respect to the related mortgaged real property. The master servicer, the special servicer and, if applicable, the trustee will make servicing advances with respect to the mortgaged real properties securing the A/B Loan Pair.

         Modifications. The ability of the master servicer and the special servicer, as applicable, to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver of any term or provision of the B-Note Companion Loan, the related A-Note
Mortgage Loan or the related loan documents, is limited by the rights of the holder of the B-Note Companion Loan to approve such modifications and other actions as set forth in the related A/B Intercreditor Agreement; provided that the consent of the holder of the B-Note Companion Loan will not be required in connection with any such modification or other action with respect to the A/B
Loan Pair after the expiration of such holder's right to purchase the related
A-Note Mortgage Loan. The holder of the B-Note Companion Loan may not enter into any assumption, amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver of such B-Note Companion Loan or the related loan documents without the prior written consent of the trustee, as holder of the related A-Note Mortgage Loan.

         Purchase of the A-Note Mortgage Loan by the Holder of the Related
B-Note Companion Loan. Upon the occurrence of any one of certain defaults that are set forth in the A/B Intercreditor Agreement, the holder of the subject
B-Note Companion Loan will have the right to purchase the related A-Note
Mortgage Loan at a purchase price determined under that A/B Intercreditor
Agreement and generally equal the sum of (a) the outstanding principal balance of such A-Note Mortgage Loan, (b) accrued and unpaid interest on the outstanding principal balance of the A-Note Mortgage Loan (excluding any default interest or other late payment charges), (c) any unreimbursed servicing advances made by the master servicer or the trustee with respect to such A-Note Mortgage Loan, together with any advance interest thereon, (d) reasonable out-of-pocket legal fees and costs incurred in connection with enforcement of the subject A/B Loan
Pair by the master servicer or special servicer, (e) any interest on any unreimbursed debt service advances made by the master servicer or the trustee with respect to such A-Note Mortgage Loan, (f) master servicing fees, special servicing fees and trustee's fees payable under the pooling and servicing agreement, and (g) out-of-pocket expenses incurred by the trustee or the master servicer with respect to the subject A/B Loan Pair together with advance interest thereon. The holder of the B-Note Companion Loan does not have any rights to cure any defaults with respect to the subject A/B Loan Pair.

UNDERWRITING MATTERS

         General. In connection with the origination or acquisition of each of the mortgage loans that we intend to include in the trust fund, the related originator or acquiror of the subject mortgage loan evaluated the corresponding mortgaged real property or properties in a manner generally consistent with the standards described in this "--Underwriting Matters" section.

         Environmental Assessments. A third-party environmental consultant conducted some form of environmental investigation with respect to all of the mortgaged real properties securing the mortgage loans that we intend to include in the trust fund, except in the case of 21 underlying mortgage loans originated by Column under its "small balance loan" program, for which a limited environmental assessment was prepared. In the case of 148 mortgaged real properties, securing mortgage loans that represent 97.5% of the initial mortgage pool balance, that environmental investigation included a Phase I environmental site assessment or an update (which may have been performed pursuant to a database or transaction screen update) of a previously conducted assessment that was prepared during the 15-month period ending in August 2005. In the case of 22 mortgaged real properties, securing mortgage loans that represent 4.7% of the initial mortgage pool balance, which properties are covered by environmental insurance, that environmental investigation was limited to an assessment concerning asbestos-containing materials, lead-based paint and/or radon. In some cases, a third-party consultant also conducted a Phase II environmental site assessment of the mortgaged real property. All of the Phase I environmental site assessments materially complied with ASTM standards. The environmental testing at any particular mortgaged real property did not necessarily cover all potential environmental issues. For example, tests for radon, lead-based paint and lead in water were generally performed only at multifamily rental properties and only when the originator of the related mortgage loan believed this testing was warranted under the circumstances.

         If the environmental investigations described above identified material adverse or potentially material adverse environmental conditions at or with respect to any of the respective mortgaged real properties securing a mortgage loan that we intend to include in the trust fund or at a nearby property with potential to affect a mortgaged real property, then:

                                      S-80

         o    an environmental consultant investigated those conditions and recommended no further investigations or remediation;

         o    an operation and maintenance plan or other remediation was required and/or an escrow reserve was established to cover the estimated costs of obtaining that plan and/or effecting that remediation;

         o    those conditions were remediated or abated in all material respects prior to the closing date;

         o    a letter was obtained from the applicable regulatory authority stating that no further action was required;

         o    an environmental insurance policy was obtained, a letter of credit was provided, an escrow reserve account was established, another party has acknowledged responsibility, or an indemnity from the responsible party was obtained to cover the estimated costs of any required investigation, testing, monitoring or remediation, which in some cases has been estimated to be in excess of $50,000;

         o    the expenditure of funds reasonably estimated to be necessary to effect remediation is not greater than two percent (2%) of the outstanding principal balance of the related mortgage loan;

         o    another responsible party has agreed to indemnify the holder of the mortgage loan from any losses that such party suffers as a result of such environmental condition;

         o    in those cases in which an offsite property is the location of a leaking underground storage tank or groundwater contamination, a responsible party may have been identified under applicable law, and generally either--

              1.   that condition is not known to have affected the mortgaged real property, or

              2.   the responsible party has either received a letter from the applicable regulatory agency stating no further action is
                   required, established a remediation fund, engaged in
                   responsive remediation, or provided an indemnity or guaranty to the borrower; or

              3.   an environmental insurance policy was obtained (which is not necessarily in all cases a secured creditor policy); or

         o    in those cases involving mortgage loans with an original principal balance of less than $1,000,000, the borrower expressly agreed to comply with all federal, state and local statutes or regulations respecting the environmental conditions.

         In many cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold, and/or radon. Where these substances were present, the environmental consultant often recommended, and the related loan documents required--

         o    the establishment of an operation and maintenance plan to address the issue, or

         o    in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program or a long-term testing program.

         In a few cases, the particular asbestos-containing materials, lead-based paint, mold and/or radon was in need of repair or other remediation.
This could result in a claim for damages by any party injured by that condition.
In certain cases, the related lender did not require the establishment of an operation and maintenance plan despite the identification of issues involving asbestos-containing materials and/or lead-based paint.

         In some cases, the environmental consultant did not recommend that any action be taken with respect to a potentially material adverse environmental condition at a mortgaged real property securing a mortgage loan that we intend to include in the trust fund, because a responsible party with respect to that condition had already been identified. There can be no assurance, however, that such a responsible party will be financially able to address the subject condition.

         In some cases where the environmental consultant recommended specific remediation of an adverse environmental condition, the related originator of a mortgage loan that we intend to include in the trust fund required the related borrower generally either:

                                      S-81

         1.   to carry out the specific remedial measures prior to closing;

         2.   to carry out the specific remedial measures post-closing and, if deemed necessary by the related originator of the subject mortgage loan, deposit with the lender a cash reserve in an amount
              generally equal to 100% to 125% of the estimated cost to complete the remedial measures; or

         3.   to monitor the environmental condition and/or to carry out additional testing, in the manner and within the time frame specified in the related loan documents.

         Some borrowers under the mortgage loans that we intend to include in the trust fund have not satisfied all post-closing obligations required by the related loan documents with respect to environmental matters. There can be no assurance that recommended operations and maintenance plans have been or will continue to be implemented.

         In several cases, the environmental assessment for a mortgaged real property identified potential and, in some cases, significant environmental issues at nearby properties. The resulting environmental report indicated, however, that--

         o    the mortgaged real property had not been affected or had been minimally affected,

         o    the potential for the problem to affect the mortgaged real property was limited, or

         o    a person responsible for remediation had been identified.

         The information provided by us in this prospectus supplement regarding environmental conditions at the respective mortgaged real properties is based on the environmental site assessments referred to in this "--Environmental
Assessments" subsection and has not been independently verified by--

         o    us,

         o    any of the other parties to the pooling and servicing agreement,

         o    any of the mortgage loan sellers,

         o    any of the underwriters, or

         o    the affiliates of any of these parties.

         There can be no assurance that the environmental assessments or studies, as applicable, identified all environmental conditions and risks at, or that any environmental conditions will not have a material adverse effect on the value of or cash flow from, one or more of the mortgaged real properties.

         In the case of certain mortgaged real properties, the environmental investigation which was conducted in connection with the origination of the related mortgage loan was limited to testing for asbestos-containing materials, lead-based paint and/or radon. In general, the related originator's election to limit the environmental testing with respect to any of those properties was based upon the delivery of a secured creditor impaired property policy covering environmental matters with respect to that property. Such mortgaged real properties are covered by a blanket secured creditor impaired property policy.
However, those policies have coverage limits. In addition, those policies do not provide coverage for adverse environmental conditions at levels below legal limits or for conditions involving asbestos, lead-based paint or, in some cases, microbial matter.

         In some cases, the originator of the related mortgage loan--

         o    agreed to release a principal of the related borrower from its obligations under an environmental or hazardous substances indemnity with respect to the particular mortgaged real property in connection with the delivery of a secured creditor impaired property policy covering that property, or

         o    required a secured creditor impaired property policy because of a specific environmental issue with respect to the particular mortgaged real property.

         See "--Environmental Insurance" below.

                                      S-82

         The pooling and servicing agreement requires that the special servicer obtain an environmental site assessment of a mortgaged real property within 12 months prior to acquiring title to the property or assuming its operation. This requirement precludes enforcement of the security for the related mortgage loan until a satisfactory environmental site assessment is obtained or until any required remedial action is taken. There can be no assurance that the requirements of the pooling and servicing agreement will effectively insulate the trust fund from potential liability for a materially adverse environmental condition at any mortgaged real property.

         Environmental Insurance. As discussed above, some of the mortgaged real properties securing underlying mortgage loans will, in each case, be covered by an individual or a blanket environmental insurance policy. In general, those policies are secured creditor impaired property policies that provide coverage for the following losses, subject to the applicable deductibles, policy terms and exclusions, any maximum loss amount and, further, subject to the various conditions and limitations discussed below:

         1.   if during the term of the policy, a borrower defaults under one of the subject mortgage loans and adverse environmental conditions exist at the related mortgaged real property in concentrations or amounts exceeding maximum levels allowed by applicable
              environmental laws or standards or, in some cases, if remediation has been ordered by a governmental authority, the insurer will indemnify the trust fund for the lesser of the clean-up costs and the outstanding principal balance of the subject mortgage loan on the date of the default, which is defined by the policy as principal and accrued interest, from the day after a payment was missed under a loan until the date that the outstanding principal balance is paid;

         2.   if the trust fund becomes legally obligated to pay as a result of a claim first made against the trust fund and reported to the insurer during the term of the policy, for bodily injury, property damage or clean-up costs resulting from adverse environmental conditions on, under or emanating from a mortgaged real property, the insurer will defend against and pay that claim; and

         3.   if the trust fund enforces the related mortgage or, in some cases, if remediation has been ordered by a governmental authority, the insurer will thereafter pay legally required clean-up costs for adverse environmental conditions at levels above legal limits which exist on or under the acquired mortgaged real property, if those costs were incurred because the insured first became aware of the conditions during the policy period, provided that those conditions were reported to the government in accordance with applicable law.

         Each of the secured creditor impaired property policies described above requires that the appropriate party associated with the trust fund report a loss as soon as possible and covers only losses reported during the term of the policy. Not all of those policies pays for unreimbursed servicing advances. In addition to other excluded matters, the policies typically do not cover claims arising out of conditions involving lead-based paint or asbestos or, in some cases, microbial matter.

         The premium for each of the secured creditor impaired property policies described above, has been or, as of the date of initial issuance of the offered certificates, will have been paid in full. The insurers under those policies are
Zurich and AIG or one of their member companies. Zurich currently has an "A"
rating by A.M. Best. AIG currently has an "Aaa" rating by Moody's, "AAA" by S&P,
"AAA" by Fitch and "A++" by A.M. Best.

         Property Condition Assessments. All of the mortgaged real properties securing the mortgage loans that we intend to include in the trust were inspected during the 14-month period ending in August 2005 by third-party engineering firms or, a previously conducted inspection was updated, to assess exterior walls, roofing, interior construction, mechanical and electrical systems and general condition of the site, buildings and other improvements located at each of the mortgaged real properties. One hundred sixty-eight (168)
of those mortgaged real properties, securing mortgage loans that represent 94.6%
of the initial mortgage pool balance, of which 121 mortgaged real properties are in loan group no. 1, comprising 92.4% of the initial loan group no. 1 balance, and 47 mortgaged real properties are in loan group no. 2, comprising 100% of the initial loan group no. 2 balance, respectively, were inspected during the
12-month period ending in August 2005.

         The inspections identified various deferred maintenance items and necessary capital improvements at some of the mortgaged real properties. The resulting inspection reports generally included an estimate of cost for any recommended repairs or replacements at a mortgaged real property. When repairs or replacements were recommended and deemed material by the related originator, the related borrower was required to carry out necessary repairs or replacements and, in some instances, to establish reserves, generally in the amount of 100%
to 125% of the cost estimated in the inspection report, to fund deferred maintenance or replacement items that the reports characterized as in need of prompt attention. See the table titled "Engineering Reserves and Recurring
Replacement Reserves" on Exhibit A-1 to this prospectus supplement. There can

                                      S-83

be no assurance that another inspector would not have discovered additional maintenance problems or risks, or arrived at different, and perhaps significantly different, judgments regarding the problems and risks disclosed by the respective inspection reports and the cost of corrective action.

         Appraisals and Market Studies. In the case of all 169 mortgaged real properties, an independent appraiser that is state-certified and/or a member of the Appraisal Institute conducted an appraisal during the 13-month period ending in August 2005, in order to establish the approximate value of the mortgaged real property. Those appraisals are the basis for the Most Recent Appraised
Values for the respective mortgaged real properties set forth on Exhibit A-1 to this prospectus supplement.

         Each of the appraisals referred to above represents the analysis and opinions of the appraiser at or before the origination of the related underlying mortgage loan. The appraisals are not guarantees of, and may not be indicative of, the present or future value of the subject mortgaged real property. There can be no assurance that another appraiser would not have arrived at a different valuation of any particular mortgaged real property, even if the appraiser used the same general approach to, and the same method of, appraising that property.
Neither we nor any of the underwriters has confirmed the values of the respective mortgaged real properties in the appraisals referred to above.

         In general, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller. However, this amount could be significantly higher than the amount obtained from the sale of a particular mortgaged real property under a distress or liquidation sale. Implied in the Most Recent Appraised Values shown on Exhibit A-1 to this prospectus supplement, is the contemplation of a sale at a specific date and the passing of ownership from seller to buyer under the following conditions:

         o    buyer and seller are motivated;

         o    both parties are well informed or well advised, and each is acting in what he considers his own best interests;

         o    a reasonable time is allowed to show the property in the open market;

         o    payment is made in terms of cash in U.S. dollars or in comparable financial arrangements; and

         o    the price paid for the property is not adjusted by special or creative financing or sales concessions granted by anyone
              associated with the sale.

         Each appraisal of a mortgaged real property referred to above involved a physical inspection of the property and reflects a correlation of the values established through the Sales Comparison Approach, the Income Approach and/or
the Cost Approach.

         Either the appraisal upon which is based the Most Recent Appraised
Value for each mortgaged real property shown on Exhibit A-1 to this prospectus supplement, or a separate letter, contains a statement to the effect that the appraisal guidelines set forth in Title XI of the Financial Institutions Reform,
Recovery and Enforcement Act of 1989 were followed in preparing that appraisal.
However, neither we nor any of the underwriters or mortgage loan sellers has independently verified the accuracy of this statement.

         IN THE CASE OF UNDERLYING MORTGAGE LOANS THAT ARE ACQUISITION
FINANCING, THE RELATED BORROWER MAY HAVE ACQUIRED THE MORTGAGED REAL PROPERTY AT
A PRICE LESS THAN THE APPRAISED VALUE ON WHICH THE SUBJECT MORTGAGE LOAN WAS
UNDERWRITTEN.

         Zoning and Building Code Compliance. In connection with the origination of each mortgage loan that we intend to include in the trust fund, the related originator examined whether the use and operation of the related mortgaged real property were in material compliance with zoning, land-use, building, fire and health ordinances, rules, regulations and orders then-applicable to the mortgaged real property. Evidence of this compliance may have been in the form of legal opinions, certifications and other correspondence from government officials, title insurance endorsements, engineering or consulting reports, appraisals and/or representations by the related borrower. Where the material noncompliance was found or property as currently operated is a permitted non-conforming use and/or structure, an analysis was generally conducted as to--

         o    whether, in the case of material noncompliance, such noncompliance constitutes a permitted non-conforming use and/or structure, and if not, whether an escrow or other requirement was appropriate to

                                      S-84

              secure the taking of necessary steps to remediate any material noncompliance or constitute the condition as a permitted
              non-conforming use or structure,

         o    the likelihood that a material casualty would occur that would prevent the property from being rebuilt in its current form, and

         o    whether existing replacement cost hazard insurance or, if
              necessary, supplemental law or ordinance coverage would, in the event of a material casualty, be sufficient--

              1.   to satisfy the entire subject mortgage loan, or

              2.   taking into account the cost of repair, to pay down the
                   subject mortgage loan to a level that the remaining
                   collateral would be adequate security for the remaining loan amount.

There is no assurance, however, that any such analysis in this regard is correct, or that the above determinations were made in each and every case.

         Small Balance Loans. When originating mortgage loans under its "small balance loan" program, Column generally follows its standard underwriting procedures, subject to one or both of the following exceptions:

         o    all third-party reports made on the related mortgaged real property are abbreviated; and

         o    review and analysis of environmental conditions of the related mortgaged real property are based on transaction screen
              assessments or other reduced environmental testing, rather than
              Phase I environmental site assessments, performed on the mortgaged real property.

         In addition, the related mortgage loan documents, in some cases, provide for full recourse against the related borrower and, in certain cases, against a principal of such borrower.

         Twenty-one (21) of the underlying mortgage loans, which represent 2.5%
of the initial mortgage pool balance, of which 15 mortgage loans are in loan group no. 1, comprising 2.6% of the initial loan group no. 1 balance, and six
(6) mortgage loans are in loan group no. 2, comprising 2.4% of the initial loan group no. 2 balance, respectively, were originated under Column's "small balance loan" program.

SIGNIFICANT MORTGAGE LOANS

         Set forth below are summary discussions of the ten (10) largest mortgage loans, or groups of cross-collateralized mortgage loans, that we intend to include in the trust fund.

                                      S-85

                                 TWO RODEO DRIVE

--------------------------------------------------------------------------------
                      LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $100,000,000

CUT-OFF DATE PRINCIPAL BALANCE:     $100,000,000

FIRST PAYMENT DATE:                 July 11, 2005

MORTGAGE INTEREST RATE:             5.300% per annum

AMORTIZATION TERM:                  N/A(1)

HYPERAMORTIZATION:                  N/A

ARD DATE:                           N/A

MATURITY DATE:                      May 11, 2010

MATURITY BALANCE:                   $100,000,000

BORROWER:                           Rodeo Owner Corp.

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/defeasance until after
                                    the date that is four months
                                    prior to the Maturity Date.

LOAN PER SQUARE FOOT (2):           $791

UP-FRONT RESERVES:                  Cole Haan Leasing Reserve(3): $5,852,795

                                    TI/LC Reserve(4):             $4,900,000

                                    Engineering Reserve(5):       $216,250

ONGOING RESERVES:                   Tax and Insurance Reserve(6)        :Yes

                                    Replacement Reserve(7)               Yes

                                    TI/LC Reserve(8):                    Yes

LOCKBOX:                            Hard

MEZZANINE:                          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Unanchored

LOCATION:                           Beverly Hills, CA

YEAR BUILT/RENOVATED:               1990/NA

SQUARE FEET:                        126,468

OCCUPANCY AT U/W(9):                83%

OWNERSHIP INTEREST:                 Fee

                                    % OF TOTAL        LEASE
MAJOR TENANT(S)            NRSF         NRSF        EXPIRATION
                          ------    ------------  ---------------

TIFFANY AND COMPANY       20,744       16.4%       October 31, 2020

JOSE EBER                 11,598        9.2%       November 30, 2007

MCCORMICK & SCHMICK'S     11,416        9.0%       May 31, 2014

PROPERTY MANAGEMENT:                Trammell Crow Services, Inc.

U/W NCF:                            $7,472,615

U/W DSCR:                           1.39x

APPRAISED VALUE:                    $144,000,000

APPRAISAL DATE:                     November 9, 2004

CUT-OFF DATE LTV RATIO(2):          69.4%

MATURITY/ARD LTV RATIO:             69.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)      The Two Rodeo Drive Loan has an interest-only period for the entire term. (2) Based on the cut-off date principal balance.
(3)      The Cole Haan Leasing Reserve was established at closing to cover leasing commissions, tenant improvements and other costs in connection with the space leased to Cole Haan.
(4)      The TI/LC Reserve was established at closing to fund tenant improvements and leasing commissions.
(5)      The engineering reserve was established at closing to fund immediate repairs.
(6)      The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.
(7)      The borrower is required to deposit $1,625 per month into a replacement reserve to fund ongoing repairs and replacements.
(8)      The borrower is required to deposit $20,833 per month at any time when the TI/LC reserve balance is less than $750,000.
(9)      Occupancy is based on the May 1, 2005 rent roll.

         The Loan. The largest loan was originated on June 1, 2005. The Two
Rodeo Drive Loan is secured by a first priority mortgage encumbering a retail shopping mall located in Beverly Hills, California.

         The Borrower. The borrower under the Two Rodeo Drive Loan is Rodeo
Owner Corp. The borrower is a single purpose corporation incorporated under the laws of the State of Delaware, whose sole shareholder is Polmio Estate, S.A.

         The Two Rodeo Drive Property. The Two Rodeo Drive Property is a
retail/shopping center located in Beverly Hills, California. The Two Rodeo Drive
Property contains approximately 126,468 rentable square feet.

         Property Management. The Two Rodeo Drive Property is managed by
Trammell Crow Services, Inc. The management agreement generally provides for a management fee of 0.94% of revenues per month, which is subordinated to the Two
Rodeo Drive Loan. The management of the Two Rodeo Drive Property will be performed by either Trammell Crow Services, Inc., or a substitute manager, provided that the borrower will obtain prior written consent from lender to such substitute manager. The lender under the Two Rodeo Drive Loan has the right to require termination of the management agreement following the occurrence of, among other circumstances, an event of default under the Two Rodeo Drive Loan.
Trammel Crow Services, Inc. manages more than 40.2 million square feet of commercial space that includes all property types. Trammel Crow Services, Inc.
is headquartered in Southern California.

                                      S-86

         Asset Management. The Two Rodeo Drive Property is subject to an asset management agreement between borrower and Falcon Real Estate Investment Company,
Ltd., a Delaware corporation, pursuant to which the asset manager provides asset management and real estate advisory services with respect to the operation of the Two Rodeo Drive Property. The asset management agreement provides for a fee of one percent (1.0%) of gross revenue payable monthly. Pursuant to a subordination agreement, the asset management fee is subordinate to the Two
Rodeo Drive Loan and the lender has the right to require a termination of the asset management agreement if (i) an event of default under the Two Rodeo Drive
Loan occurs and is continuing, (ii) a default occurs under the asset management agreement beyond any applicable grace or cure period, or (iii) the asset manager becomes insolvent or a debtor in a bankruptcy proceeding.

         Master Lease. The borrower master leases the Two Rodeo Drive Property to Rodeo Tenant Corp., a single purpose corporation incorporated under the laws of the State of Delaware. To accommodate certain Islamic financing requirements, the master lease contains economic terms and other covenants and arrangements which mirror those contained in the loan documents. The master lease is by its terms subordinate to the lien of the mortgage and the borrower has assigned all of its rights under the master lease to the lender as additional collateral.

         Cash Management/Lockbox. The borrower or property manager is required to cause all rents to be deposited directly into a lockbox account under the control of the lender. The lender is required to cause all funds in the lockbox account to be deposited into a separate account maintained by the lender from which all required payments and deposits to reserves under the Two Rodeo Drive
Loan will be made. Unless and until an event of default occurs under the Two
Rodeo Drive Loan, the borrower is entitled to disbursement of the remaining amounts after all such required payments and deposits are made under the Two
Rodeo Drive Loan.

                                      S-87

                               LYNWOOD MARKETPLACE

--------------------------------------------------------------------------------
                                  LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $73,000,000

CUT-OFF DATE PRINCIPAL BALANCE:   $72,305,119

FIRST PAYMENT DATE:               September 11, 2004

MORTGAGE INTEREST RATE:           6.830% per annum

AMORTIZATION TERM:                360 months

HYPERAMORTIZATION:                N/A

ARD DATE:                         N/A

MATURITY DATE:                    August 11, 2014

MATURITY BALANCE:                 $63,367,114

BORROWER:                         Placo Investment, LLC

INTEREST CALCULATION:             Actual/360

CALL PROTECTION:                  Lockout/defeasance until after the date that
                                  is four months prior to the Maturity Date.

LOAN PER SQUARE FOOT (1):         $182

UP-FRONT RESERVES:                Engineering Reserve(2):               $29,075

                                  Earnout Reserve(3):                $4,500,000

                                  Specific TI/Rent Credit Reserve(4):  $172,983

ONGOING RESERVES:                 Tax and Insurance Reserve(5):             Yes

                                  Replacement Reserve(6):                   Yes

                                  TI/LC Reserve(7):                         Yes

                                  Earnout Prepayment Reserve(8):            Yes

LOCKBOX:                          Hard

MEZZANINE:                        None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Retail

PROPERTY SUB-TYPE:                Anchored

LOCATION:                         Lynwood, CA

YEAR BUILT/RENOVATED:             1972 / 2004

SQUARE FEET:                      397,199

OCCUPANCY AT U/W(9):              96%

OWNERSHIP INTEREST:               Fee

                                  % OF TOTAL        LEASE
MAJOR TENANTS               NRSF     NRSF        EXPIRATION
-------------               ----     ----        ----------
Food 4 Less                54,000   13.6%      August 23, 2008

La Curacao                 27,381    6.9%      January 31, 2015
Thrifty Drug Store
(Rite Aid)                 19,120    4.8%      May 31, 2008

PROPERTY MANAGEMENT:              D.W.A Smith & Company, Inc.

U/W NCF:                          $8,105,949

U/W DSCR:                         1.42x

APPRAISED VALUE:                  $119,000,000

APPRAISAL DATE:                   March 17, 2005

CUT-OFF DATE LTV RATIO(1):        60.8%

MATURITY/ARD LTV RATIO:           53.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)      Based on the cut-off date principal balance.
(2)      The engineering reserve was established at closing in the amount of
         $29,075 to fund immediate repairs.
(3)      On or before February 11, 2008, the amount of $4,500,000 is available for disbursement to the borrower provided that (a) the termination option available to one of the tenants (La Curacao) has either expired or has been waived or (b) La Curacao's lease, if terminated, has been replaced by a qualified lease. In the event that the borrower fails to qualify for the disbursement of $4,500,000 from the earnout reserve by
         February 11, 2008, the amount of $4,500,000 will be applied to the payment of the principal balance of the Lynwood Marketplace Loan. The borrower will be required to pay a related yield maintenance premium for such amount.
(4)      The specific tenant improvement/rent credit reserve was established at closing in the amount of $172,983 to fund rent abatements for certain specified tenants at the property.
(5)      The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to the expiration of the related policies.
(6)      The borrower is required to deposit $5,125 per month into a replacement reserve to fund ongoing repairs and replacements, subject to a $183,165 cap.
(7)      The borrower is required to deposit $12,500 per month into the TI/LC reserve to fund tenant improvements and leasing commissions, subject to a $600,000 cap.
(8)      Commencing upon the borrower's receipt of notice that the La Curacao tenant is exercising its early termination option, the borrower is required to deposit all excess cash flow into the earnout prepayment reserve to pay for a potential prepayment premium in connection with a possible partial prepayment due to application of funds in the La
         Curacao Termination Reserve to the outstanding balance of the loan, subject to a $450,000 cap. Funds in this reserve will be released to borrower upon release to borrower of the La Curacao Termination Waiver
         Reserve.
(9)      Occupancy is based on the May 1, 2005 rent roll.

         The Loan. The second largest loan was originated on August 5, 2004. The
Lynwood Marketplace Loan is secured by a first priority mortgage encumbering a retail shopping center in Lynwood, California.

         The Borrower. The borrower under the Lynwood Marketplace loan is Placo
Investment, LLC. The borrower is a single-member, single-purpose limited liability company organized under the laws of the State of Delaware. The sponsors, Min and Donald Chae are individuals with a reported combined net worth of $89.5 million with liquidity of $2 million as of March 31, 2004.

                                      S-88

         The Lynwood Marketplace Property. The Lynwood Marketplace Property is a
retail shopping center located in Lynwood, California. The Lynwood Marketplace
Property contains approximately 397,199 rentable square feet. Anchors include
Food 4 Less, La Curacao and Thrifty Drug Store (Rite Aid).

         Property Management. A portion of the Lynwood Marketplace Property known as "Plaza Mexico" and a portion of the Lynwood Marketplace Property known as "Lynwood Town Center" are subject to a management agreement with D.W.A. Smith
& Company, Inc. having a term of one (1) year. The portion of the Lynwood
Marketplace Property known as the "Marketplace" is currently directly managed by the borrower. The management agreement generally provides for a monthly management fee of: (a) the greater of 2.50% of gross rental collections or
$2,545 as to Lynwood Town Center; and (b) the greater of 2.25% of total gross monthly receipts or $6,300 as to Plaza Mexico. The management fees are subordinated to the Lynwood Marketplace Loan. The lender under the Lynwood
Marketplace Loan has the right to require a termination of the management agreement upon certain events including bankruptcy of a manager, the occurrence and continuation of an event of default under the Lynwood Marketplace Loan or if at any time the debt service coverage ratio for the Lynwood Marketplace Property for the immediately preceding twelve month period is less than 1.25x. Any substitute manager must, in the reasonable judgment of the lender, be a reputable and experienced management organization possessing experience in managing properties similar in size, scope, use and value as the Lynwood
Marketplace Property, and the borrower is required to obtain a prior written confirmation from the applicable rating agencies that such substitution does not cause a downgrade, withdrawal or qualification of the then current ratings of the certificates. As of September 2003, D.W.A. Smith & Company, Inc. managed 17 retail properties. D.W.A. Smith & Company, Inc. is headquartered in Newport
Beach, California.

         Cash Management/Lockbox. The borrower or the property manager is required to cause all rents to be deposited directly into a lockbox account under the control of the lender. The lender is required to cause all funds in the lockbox account to be deposited into a separate account maintained by the lender from which all required payments and deposits to reserves under the
Lynwood Marketplace Loan will be made. Unless and until an event of default occurs under the Lynwood Marketplace Loan or if a cash trap period is in effect, the borrower is entitled to disbursement of the remaining amounts after all such required payments and deposits are made under the Lynwood Marketplace Loan.

                                      S-89

                          HILTON GASLAMP QUARTER HOTEL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:           $59,600,000
CUT-OFF DATE PRINCIPAL
BALANCE:                              $59,600,000

FIRST PAYMENT DATE:                   August 1, 2005

MORTGAGE INTEREST RATE:               5.350%  per annum

AMORTIZATION TERM:                    N/A(1)

HYPERAMORTIZATION:                    N/A

ARD DATE:                             N/A

MATURITY DATE:                        July 1, 2012

MATURITY BALANCE:                     $59,600,000

BORROWER:                             LHO San Diego Hotel One, L.P.

INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Lockout/defeasance until after the date
                                      that is four months prior to the Maturity
                                      Date.

LOAN PER ROOM(2):                     $211,348

UP-FRONT RESERVES:                    N/A

ONGOING RESERVES:                     Tax and Insurance Reserve(3):      Yes

                                      FF&E Reserve(4):                   Yes

LOCKBOX:                              Springing

MEZZANINE:                            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset

PROPERTY TYPE:                        Hotel

PROPERTY SUB-TYPE:                    Full service

LOCATION:                             San Diego, CA

YEAR BUILT/RENOVATED:                 2000/N/A

ROOMS:                                282

OCCUPANCY AT U/W:                     N/A

OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  Davidson Hotel Company

U/W NCF:                              $5,495,306

U/W DSCR:                             1.70x

APPRAISED VALUE:                      $86,400,000

APPRAISAL DATE:                       May 12, 2005

CUT-OFF DATE LTV RATIO(2):            69.0%

MATURITY/ARD LTV RATIO:               69.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)      The Hilton Gaslamp Quarter Hotel is interest-only for the entire term.
         (2) Based on the cut-off date principal balance.
(3)      From and after the occurrence and during the continuance of a Sweep
         Event (as defined below), the borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.
         "Sweep Event" means the occurrence of (i) an event of default under the loan documents or (ii) the debt service coverage ratio is less than
         1.35x. A Sweep Event resulting from the debt service coverage ratio being less than 1.35x will terminate if, for two consecutive calendar quarters, the debt service coverage ratio equals or exceeds 1.35x.
(4)      From and after the occurrence and during the continuance of a Sweep
         Event, the borrower is required to make monthly deposits in amounts estimated by the lender to be due for the repair and replacement of furniture, fixtures and equipment used in the operation of the Hilton
         Gaslamp Quarter Hotel Property.

         The Loan. The third largest loan was originated on June 8, 2005. The
Hilton Gaslamp Quarter Hotel Loan is secured by a first priority mortgage encumbering a hotel located in San Diego, California.

         The Borrower. The borrower under the Hilton Gaslamp Quarter Hotel Loan is LHO San Diego Hotel One, L.P. The borrower is a single purpose limited partnership organized under the laws of the State of Delaware. The sponsor,
LaSalle Hotel Operating Partnership, L.P., is the operating partnership of
LaSalle Hotel Properties, a publicly traded REIT, which owns and manages approximately 21 hotel properties in 10 states throughout the United States.

         The Hilton Gaslamp Quarter Hotel Property. The Hilton Gaslamp Quarter
Hotel Property consists of the Hilton Gaslamp Quarter Hotel located in San
Diego, California. The Hilton Gaslamp Quarter Hotel Property is a 282 room/suite full-service luxury hotel with a 136 space subterranean parking garage.
Amenities include a full-service restaurant and lounge, fitness center, outdoor pool, approximately 4,667 square feet of meeting space, a large outdoor area and a day spa. There is also 18,569 square feet of retail space that is not part of the Hilton Gaslamp Quarter Hotel Property (the "Retail Space").

         Property Management. The Hilton Gaslamp Quarter Hotel Property is
managed by Davidson Hotel Company. The management agreement generally provides for a management fee of 2% of revenues per annum plus an incentive fee of 15% of the net operating income that exceeds $6,000,000, which fees are subordinated to the Hilton Gaslamp Quarter Hotel Loan. The management of the Hilton Gaslamp
Quarter Hotel Property will be performed by either Davidson Hotel Company or a

                                      S-90

substitute manager that, in the reasonable judgment of the lender, is a reputable management organization possessing experience in managing properties similar in size, scope, use and value as the Hilton Gaslamp Quarter Hotel
Property, provided that if requested by the lender, the borrower will obtain prior written confirmation from the applicable rating agencies that such substitute management organization does not cause a downgrade, withdrawal or qualification of the then current ratings of the certificates. The lender will have the right to terminate the manager upon certain events including bankruptcy of the manager or the occurrence and continuation of a material event of default under the management agreement beyond all applicable cure periods. Davidson
Hotel Company currently manages approximately 24 hotels in 12 states and the
District of Columbia. Davidson Hotel Company is headquartered in Memphis,
Tennessee.

         Cash Management/Lockbox. The Operating Tenant (as defined below) is required to cause all income from the Hilton Gaslamp Quarter Hotel Property to be deposited directly into a lockbox account under the control of the lender within one business day of receipt. All amounts in the operating tenant lockbox account will be swept directly to a second lockbox account established by the borrower and also controlled by the lender. Unless and until the occurrence of a
Sweep Event, the borrower will have access to those funds.

         Condominium. The Hilton Gaslamp Quarter Hotel Property is subject to a condominium declaration that governs both the Hilton Gaslamp Quarter Hotel
Property and the Retail Space. The borrower owns 88.07% of the units established by the condominium declaration and holds a controlling interest in the board of directors of the condominium association. The borrower assigned to the lender the borrower's rights and interests as an owner under the condominium declaration and as a member of the board of directors of the condominium association, as well as granting the lender a proxy with respect to the borrower's voting rights in the condominium association.

         Operating Lease. The borrower has leased the Hilton Gaslamp Quarter
Hotel Property to LHO San Diego One Lessee, Inc. ("Operating Tenant") pursuant to an operating lease. The Operating Tenant is a single-purpose corporation organized under the laws of the State of Delaware that has two independent directors. The borrower has assigned to the lender all rents and other income from the Hilton Gaslamp Quarter Hotel Property, including amounts payable to the borrower under the operating lease, however the borrower did not assign the operating lease to the lender. The operating lease is subordinated to the Hilton
Gaslamp Quarter Hotel Loan and such subordination includes the right of the lender to terminate the operating lease following acceleration or maturity of the Hilton Gaslamp Quarter Hotel Loan, subject to certain limitations if such termination is to occur prior to the lender acquiring title to the Hilton
Gaslamp Quarter Hotel Property.

                                      S-91

                               OCH ZIFF PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:          $53,074,125

CUT-OFF DATE PRINCIPAL BALANCE:      $53,074,125

FIRST PAYMENT DATE:                  June 11, 2005

MORTGAGE INTEREST RATE:              5.785% per annum

AMORTIZATION TERM:                   300 months(1)

HYPERAMORTIZATION:                   N/A

ARD DATE:                            N/A

MATURITY DATE:                       May 11, 2012

MATURITY BALANCE:                    $51,163,486

BORROWER:                            OZRE Lodging II LLC

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Lockout/defeasance until after the date
                                     that is seven months prior to the Maturity
                                     Date.

LOAN PER ROOM(2):                    $57,130

UP-FRONT RESERVES:                   Engineering Reserve:(3)          $18,431

                                     PIP Reserve:(4)               $4,500,000

ONGOING RESERVES:                    Tax and Insurance Reserve:(5)Yes

                                     FF&E Reserve:(6)                     Yes

LOCKBOX:                             Hard

MEZZANINE:                           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:              Portfolio

PROPERTY TYPE:                       Hotel

PROPERTY SUB-TYPE:                   Limited Service

LOCATION:                            Various(7)

YEAR BUILT/RENOVATED:                Various(7)

ROOMS:                               Various(7)

OCCUPANCY AT U/W:                    N/A

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 Courtyard Management Corporation,
                                     SpringHill SMC Corporation and Towneplace
                                     Management Corporation

U/W NCF:                             $6,029,738

U/W DSCR:                            1.50x

APPRAISED VALUE:                     $71,600,000

APPRAISAL DATE:                      March 1, 2005

CUT-OFF DATE LTV RATIO(2):           74.1%

MATURITY/ARD LTV RATIO:              71.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)      The Och Ziff Portfolio Loan has an interest-only period of 60 months.
(2)      Based on the cut-off date principal balance.
(3)      The engineering reserve was established at closing in the amount of
         $18,431 for immediate repairs.
(4)      The property improvement plan reserve was established at closing in the amount of $4,500,000 for improvements at the Och Ziff Portfolio
         Property. The property improvement plan reserve is held by the property manager. On or before the date that the amount of the initial property improvement plan reserve has been reduced to $500,000, the borrower is required to make additional deposits in accordance with a payment schedule for additional property improvement plan work to be agreed upon in accordance with the management agreement. The borrower is required to make such additional payments into the property improvement plan reserve until the reserve is equal to or greater than $3,000,000, approximately half of which amount will be applied to improvements at the Och Ziff Portfolio Property.
(5)      The borrower is required to make monthly payments into a tax and insurance reserve only to the extent such amounts are not reserved for by the manager under the management agreement.
(6)      The borrower is required to make monthly payments into an FF&E reserve of 4% of the gross income from operations. However, for so long as the property manager is required to maintain monthly reserves for FF&E equal to or greater than 4% of the gross income from operations for the
         Och Ziff Portfolio Property pursuant to the management agreement, the borrower is not required to deposit any FF&E reserve pursuant to the loan documents.
(7)      See "--The Och Ziff Portfolio Property" below.

         The Loan. The fourth largest loan was originated on April 15, 2005. The
Och Ziff Portfolio Loan is secured by a first priority mortgage encumbering various hotel properties in Ohio. See "--The Och Ziff Portfolio Property" below.

         The Borrower. The borrower under the Och Ziff Portfolio Loan is OZRE
Lodging II LLC. The borrower is a single purpose limited liability company organized under the laws of the State of Delaware. The sponsor, Och Ziff Real
Estate, has raised approximately $400 million to invest in a variety of real estate assets and real estate related securities.

                                      S-92

         The Och Ziff Portfolio Property. The Och Ziff Portfolio Property is a
portfolio of nine hotel properties, all of which are located throughout the
State of Ohio.

                                                                YEAR
                                                               BUILT/
              PROPERTY NAME               PROPERTY LOCATION   RENOVATED  ROOMS
------------------------------------   ---------------------  ---------  ------
Courtyard Cleveland Independence         Independence, OH      1997/NA     154
Courtyard Cleveland Westlake             Westlake, OH          1998/NA     122
TownePlace Suites Cleveland Westlake     Westlake, OH          1998/NA      86
Courtyard Toledo Maumee                    Maumee, OH          1998/NA      90
Courtyard Toledo Rossford                Rossford, OH          1997/NA     121
TownePlace Suites Findlay                 Findlay, OH          1999/NA      86
TownePlace Suites Columbus Airport
   Gahanna                                Gahanna, OH          1999/NA      95
Springhill Suites Columbus Airport
   Gahanna                                Gahanna, OH          1999/NA      80
TownePlace Suites Cincinnati Blue Ash    Blue Ash, OH          1999/NA      95

         Property Management. The Och Ziff Portfolio Property is managed by one of the following affiliates of Marriott International: Courtyard Management
Corporation, SpringHill SMC Corporation and TownePlace Management Corporation.
The management agreement provides for a management fee of 5% of project income, which is subordinated to the Och Ziff Portfolio Loan. The management of the Och
Ziff Portfolio will be either performed by Courtyard Management Corporation,
SpringHill SMC Corporation and TownePlace Management Corporation, or a
substitute manager that is a reputable management organization possessing at least five years experience in management of hotels with similar uses as the Och
Ziff Portfolio Property, has managed at least five properties of the same type within the last five years and is not part of a bankruptcy proceeding, provided that the borrower will obtain prior written confirmation from applicable rating agencies that such substitute management organization does not cause a downgrade, withdrawal or qualification of the then current ratings of the certificates. All nine hotels are managed by an affiliate of Marriott
International, which is the largest lodging company in the world with approximately 2,600 owned or transitioned properties.

         Cash Management/Lockbox. The borrower is required to cause all income from the Och Ziff Portfolio Property to be deposited directly into a cash management account under the control of the lender. Unless and until a cash sweep period occurs under the Och Ziff Portfolio Loan, the operating tenant is entitled to excess amounts in the cash management account. Upon the occurrence of a cash sweep period, all excess cash flow in the cash management account will remain in the cash management account as additional collateral for the benefit of the lender. A "Cash Sweep Period" means (i) a default under the Och Ziff
Portfolio Loan or default by the borrower or operating tenant under the management agreement or (ii) a DSCR equal to or less than 1.05x.

         Substitution of Properties. The borrower may obtain the release of any individual Och Ziff Portfolio Property by substituting for such individual Och
Ziff Portfolio Property to be released (a "Substituted Property") another hotel property of like kind and quality acquired by borrower (a "Substitute
Property"), provided that the following conditions precedent are satisfied: (i)
lender has received at least thirty (30) days' notice requesting the substitution and identifying the Substitute Property and Substituted Property;
(ii) lender has received an acceptable appraisal of the Substitute Property and
Substituted Property dated no more than sixty (60) days prior to the substitution date, by an appraiser selected by lender; (iii) the fair market value of the Substitute Property shall be not less than 105% of the greater of:
(A) the fair market value of the Substituted Property as of the closing date of the Och Ziff Portfolio Loan and (B) the fair market value of the Substituted
Property as of the date immediately preceding the substitution, which determination shall be made by lender based upon the appraisal; (iv) the net operating income for the Substitute Property does not show a downward trend over the three (3) years immediately prior to the date of substitution; (v) the net operating income for the Substitute Property is greater than 105% of the net operating income for the Substituted Property; (vi) borrower must obtain prior written confirmation from the rating agencies that such substitution will not cause a downgrade, withdrawal or qualification of the then current ratings of the certificates; and (vii) among other things, borrower must deliver to lender such additional documents, opinions and certificates as lender may require.

         Release of Properties/Defeasance. At any time after the date that is two (2) years from the "startup day" within the meaning of the Code for the
REMIC, the borrower may obtain the release of an individual Och Ziff Portfolio
Property by effectuating a defeasance all or any portion of the Och Ziff
Portfolio Loan upon satisfaction of certain conditions set forth in the loan documents, including delivery to lender of prior written confirmation from the rating agencies that any release in connection with such defeasance will not cause a downgrade, withdrawal or qualification of the then current ratings of the certificates and payment to the lender of an amount equal to the remaining principal amount of the note (or, in the case of partial defeasance, an amount equal to 120% of the allocated loan amount for the individual Och Ziff Portfolio
Property to be released, as such allocated loan amount may be adjusted to reflect reduction in principal due to prepayments of the Och Ziff

                                      S-93

Portfolio Loan). In cases of partial defeasance, after giving effect to the release of an individual Och Ziff Portfolio Property, (i) the debt service coverage ratio for the remaining Och Ziff Portfolio Properties shall be equal to or greater than 1.4x and (ii) the loan-to-value ratio for the remaining Och Ziff
Portfolio Properties shall be equal to or less than 80%.

                                      S-94

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                            MANSIONS AT COYOTE RIDGE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:           $46,500,000

CUT-OFF DATE PRINCIPAL BALANCE:       $46,500,000

FIRST PAYMENT DATE:                   June 11, 2005

MORTGAGE INTEREST RATE:               5.370% per annum

AMORTIZATION TERM:                    360 months(1)

HYPERAMORTIZATION:                    N/A

ARD DATE:                             N/A

MATURITY DATE:                        June 11, 2015

MATURITY:                             $43,060,972

BORROWER:                             Virtu Coyote Ridge Associates, L.P.

INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Lockout/defeasance until after the date
                                      that is three months prior to the Maturity
                                      Date.

LOAN PER UNIT(2):                     $88,068

UP-FRONT RESERVES:                    None

ONGOING RESERVES:                     Tax and Insurance Reserve(3):        Yes

                                      Replacement Reserve(4):              Yes

LOCKBOX:                              Hard

MEZZANINE:                            Yes(5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset

PROPERTY TYPE:                        Multifamily

PROPERTY SUB-TYPE:                    Conventional

LOCATION:                             Carrollton, TX

YEAR BUILT/RENOVATED:                 1999/N/A

UNITS:                                528

OCCUPANCY AT U/W(6):                  92%

OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  VPM Management, L.L.C.

U/W NCF:                              $4,038,494

U/W DSCR:                             1.29x

APPRAISED VALUE:                      $65,000,000

APPRAISAL DATE:                       April 12, 2005

CUT-OFF DATE LTV RATIO(2):            71.5%

MATURITY/ARD LTV RATIO:               66.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)      The Mansions at Coyote Ridge Loan has an interest-only period of 60 months.
(2)      Based on the cut-off date principal balance.
(3)      The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.
(4)      The borrower is required to deposit $8,800 per month into a replacement reserve to fund ongoing repairs and replacements, provided that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $105,600 (as such amount may be increased by the lender based on its annual inspection of the Mansions at Coyote Ridge Property).
(5)      See "--Other Financing" below.
(6)      Occupancy is based on the April 6, 2005 rent roll.

         The Loan. The fifth largest loan was originated on May 9, 2005. The
Mansions at Coyote Ridge Loan is secured by a first priority mortgage encumbering one multifamily property located in Carrollton, Texas.

         The Borrower. The borrower under the Mansions at Coyote Ridge Loan is
Virtu Coyote Ridge Associates, L.P. The borrower is a single purpose limited partnership organized under the laws of the State of Texas. The sponsors, Scott
McWhorter and Michael Green, are individuals who formed Virtu Investments in
1997. To date, Virtu Investments has acquired approximately 5,000 multifamily units.

         The Mansions at Coyote Property. The Mansions at Coyote Ridge Property
is a multifamily property located in Carrollton, Texas that consists of 51 two and three-story buildings containing 528 units. Site amenities include three swimming pools, a lighted tennis court, a volleyball court, an indoor basketball court and a clubhouse that offers a reading library, conference room, fitness center, aerobic room, multimedia room, sauna, tanning bed and billiards room.

         Property Management. The Mansions at Coyote Ridge Property is managed by VPM Management, L.L.C., an affiliate of the borrower. The management agreement generally provides for a management fee of 3.5% of the total monthly gross receipts from the Mansions at Coyote Ridge Property, which is subordinated to the Mansions at Coyote Ridge Loan. The management of the Mansions at Coyote
Ridge Property will be performed by either VPM Management, L.L.C., or a substitute manager which, in the reasonable judgment of the lender, is a reputable management organization possessing experience in managing properties similar in size, scope, use and value as the Mansions at Coyote Ridge Property, provided that the borrower will obtain prior written confirmation from the applicable rating agencies that such substitute management organization does not cause a downgrade, withdrawal or qualification of the then current ratings of the certificates. The

                                      S-95

lender under the Mansions at Coyote Ridge Loan has the right to require termination of the management agreement following the occurrence of, among other circumstances, an event of default under the Mansions at Coyote Ridge Loan. VPM
Management, L.L.C. manages 23 multifamily properties and is headquartered in
Carlsbad, California.

         Cash Management/Lockbox. The borrower or the property manager is required to cause all income from the Mansions at Coyote Ridge Property to be deposited directly into a lockbox account under the control of the lender within one business day of receipt. The lender is required to cause all funds in the lockbox account to be deposited into a separate account maintained by the lender from which all required payments and deposits to reserves under the Mansions at
Coyote Ridge Loan will be made. Unless and until an event of default occurs, the remaining amounts in such separate account, after all such required payments and deposits are made under the Mansions at Coyote Ridge Loan, will be distributed to an operating account, which is jointly administered by the borrower and the mezzanine lender.

         Other Financing. Investor LLC, which is the 99% limited partner of the borrower and 100% owner of the 1% general partner of the borrower, is the borrower under a $4,000,000 mezzanine loan that has a ten-year term, which is secured by a pledge of all of the limited partnership interests in the borrower and 100% interest in the general partner of the borrower. The lender under the mezzanine loan is LEM Funding XXIV, LP and LEM Parallel XXIV, LP.

         After closing and payment in full of the existing mezzanine loan, the borrower under the Mansions at Coyote Ridge Loan is permitted to incur (a)
unsecured subordinate debt and (b) future mezzanine debt (collectively the
"Approved Debt"), provided that (w) only one or the other of the unsecured subordinate debt or the mezzanine loan may be outstanding at any one point in time, (x) the combined loan-to-value ratio of the Approved Debt and the Mansions at Coyote Ridge Loan does not exceed 85% if the Approved Debt is incurred prior to the sixtieth payment date under the note or 80% if the Approved Debt is incurred at any time thereafter; (y) the combined debt service coverage ratio of the Approved Debt and the Mansions at Coyote Ridge Loan is not less than 1.07x and (z) pursuant to the loan documents, the Approved Debt will only be payable out of excess cash flow.

                                      S-96

                           MANSIONS AT RIDGEVIEW RANCH

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:          $45,200,000

CUT-OFF DATE PRINCIPAL BALANCE:      $45,200,000

FIRST PAYMENT DATE:                  June 11, 2005

MORTGAGE INTEREST RATE:              5.370% per annum

AMORTIZATION TERM:                   360 months(1)

HYPERAMORTIZATION:                   N/A

ARD DATE:                            N/A

MATURITY DATE:                       June 11, 2015

MATURITY BALANCE:                    $41,857,117

BORROWER:                            Virtu Ridgeview Ranch Associates, L.P.

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Lockout/defeasance until after
                                     the date that is three months
                                     prior to the Maturity Date.

LOAN PER UNIT(2):                    $82,482

UP-FRONT RESERVES:                   Engineering Reserve:(3)          $7,313

ONGOING RESERVES:                    Tax and Insurance Reserve:(4) Yes

                                     Replacement Reserve:(5)             Yes

LOCKBOX:                             Hard

MEZZANINE:                           No(6)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Multifamily

PROPERTY SUB-TYPE:                   Conventional

LOCATION:                            Plano, TX

YEAR BUILT/RENOVATED:                1999/N/A

UNITS:                               548

OCCUPANCY AT U/W(7):                 91%

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 VPM Management, L.L.C.

U/W NCF:                             $4,082,316

U/W DSCR:                            1.34x

APPRAISED VALUE:                     $62,750,000

APPRAISAL DATE:                      April 14, 2005

CUT-OFF DATE LTV RATIO(2):           72.0%

MATURITY/ARD LTV RATIO:              66.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)      The Mansions at Ridgeview Ranch Loan has an interest-only period of 60 months.
(2)      Based on the cut-off date principal balance. (3) The engineering reserve was established at closing in the amount of $7,313 to fund immediate repairs.
(4)      The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.
(5)      The borrower is required to deposit $9,133 per month into a replacement reserve to fund ongoing repairs and replacements, provided that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $109,600 (as such amount may be increased by the lender based on its annual inspection of the Mansions at Ridgeview Ranch Property).
(6)      See "--Other Financing" below.
(7)      Occupancy is based on the April 14, 2005 rent roll.

         The Loan. The sixth largest loan was originated on May 5, 2005. The
Mansions at Ridgeview Ranch Loan is secured by a first priority mortgage encumbering one multifamily property located in Plano, Texas.

         The Borrower. The borrower under the Mansions at Ridgeview Ranch Loan is Virtu Ridgeview Ranch Associates, L.P. The borrower is a single purpose limited partnership organized under the laws of the State of Texas. The sponsors, Scott McWhorter and Michael Green, are individuals who formed Virtu
Investments in 1997. To date, Virtu Investments has acquired approximately 5,000 multifamily units.

         The Mansions at Ridgeview Ranch Property. The Mansions at Ridgeview
Ranch Property consists of one multifamily property located in Plano, Texas. The
Mansions at Ridgeview Ranch Property consists of 31 two and three-story buildings containing 548 units. Site amenities include six swimming pools, lighted tennis courts, putting greens, a sand volleyball court, a basketball court, and a clubhouse that offers a business room, fitness center, aerobic room, multimedia room, sauna, tanning bed and a billiards room.

         Property Management. The Mansions at Ridgeview Ranch Property is
managed by VPM Management, L.L.C., an affiliate of the borrower. The management agreement generally provides for a management fee of 3.5% of the total monthly gross receipts from the Mansions at Ridgeview Ranch Property which is subordinated to the Mansions at Ridgeview Ranch Loan. The management of the
Mansions at Ridgeview Ranch Property will be performed by either VPM Management,
L.L.C., or a substitute manager which, in the reasonable judgment of the lender, is a reputable management organization possessing experience in managing properties similar in size, scope, use and value as the Mansions at Ridgeview
Ranch

                                      S-97

Property, provided that the borrower will obtain prior written confirmation from the applicable rating agencies that such substitute management organization does not cause a downgrade, withdrawal or qualification of the then current ratings of the certificates. The lender under the Mansions at Ridgeview Ranch Loan has the right to require termination of the management agreement following the occurrence of, among other circumstances, an event of default under the Mansions at Ridgeview Ranch Loan. VPM Management, L.L.C. manages 23 multifamily properties and is headquartered in Carlsbad, California.

         Cash Management/Lockbox. The borrower or the property manager is required to cause all income from the Mansions at Ridgeview Ranch Property to be deposited directly into a lockbox account under the control of the lender within one business day of receipt. The lender is required to cause all funds in the lockbox account to be deposited into a separate account maintained by the lender from which all required payments and deposits to reserves under the Mansions at
Ridgeview Ranch Loan will be made. Unless and until an event of default occurs, the borrower is entitled to disbursement of the remaining amounts after all such required payments and deposits are made under the Mansions at Ridgeview Ranch
Loan.

         Other Financing. The borrower under the Mansions at Ridgeview Ranch
Loan is permitted to incur (a) unsecured subordinate debt and (b) future mezzanine debt, secured by a pledge of the membership interest in the borrower,
(collectively the "Approved Debt"), provided that (w) only one or the other of the unsecured subordinate debt or the mezzanine loan may be outstanding at any one point in time, (x) the combined loan-to-value ratio of the Approved Debt and the Mansions at Ridgeview Ranch Loan does not exceed 85% if the Approved Debt is incurred prior to the sixtieth payment date under the note or 80% if the
Approved Debt is incurred at any time thereafter; (y) the combined debt service coverage ratio of the Approved Debt and the Mansions at Ridgeview Ranch Loan is
not less than 1.10x and (z) pursuant to the loan documents, the Approved Debt will only be payable out of excess cash flow.

                                      S-98

                       EXCHANGE AT GAINESVILLE APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:          $38,800,000

CUT-OFF DATE PRINCIPAL BALANCE:      $38,715,471

FIRST PAYMENT DATE:                  July 1, 2005

MORTGAGE INTEREST RATE:              5.195% per annum

AMORTIZATION TERM:                   360 months

HYPERAMORTIZATION:                   N/A

ARD DATE:                            N/A

MATURITY DATE:                       June 1, 2015

MATURITY BALANCE:                    $32,099,955

BORROWER:                            ACC OP (Village at Gainesville) LLC

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Lockout/defeasance until after the date
                                     that is four months prior to the Maturity
                                     Date.

LOAN PER UNIT(1):                    $97,766

UP-FRONT RESERVES:                   Engineering(2):                   $36,300

ONGOING RESERVES:                    Tax and Insurance Reserve(3):         Yes

                                     Replacement Reserve(4):               Yes

LOCKBOX:                             N/A

MEZZANINE:                           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Multifamily

PROPERTY SUB-TYPE:                   Conventional

LOCATION:                            Gainesville, FL

YEAR BUILT/RENOVATED:                2002/N/A

UNITS:                               396

OCCUPANCY AT U/W(5):                 95%

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 ACC OP Management LLC

U/W NCF:                             $3,190,471

U/W DSCR:                            1.25x

APPRAISED VALUE:                     $48,600,000

APPRAISAL DATE:                      March 25, 2005

CUT-OFF DATE LTV RATIO(1):           79.7%

MATURITY/ARD LTV RATIO:              66.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)      Based on the cut-off date principal balance.
(2)      The engineering reserve was established at closing in the amount of
         $36,300 to fund immediate repairs.
(3)      The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related polices. However, the borrower is not required to make any payments into the insurance reserve if the borrower furnishes satisfactory evidence that the Exchange at
         Gainesville Apartments Property is insured under satisfactory blanket policies of insurance.
(4)      The borrower is required to deposit $9,900 per month into a replacement reserve to fund ongoing repairs and replacements, provided that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $237,600.
(5)      Occupancy is based on a May 18, 2005 rent roll.

         The Loan. The seventh largest loan was originated on May 26, 2005. The
Exchange at Gainesville Apartments Loan is secured by a first priority mortgage encumbering a multifamily property in Gainesville, Florida.

         The Borrower. The borrower under the Exchange at Gainesville Apartments
Loan is ACC OP (Village at Gainesville) LLC. The borrower is a single purpose limited liability company organized under the laws of the State of Delaware. The sponsor, American Campus Communities Operating Partnership LP, which is owned by
American Campus Communities, Inc., a publicly traded REIT, has been involved in the development, construction, ownership, and management of approximately 90 properties ranging from modern student apartments to traditional full-service residence halls. The sponsor currently holds ownership interests in approximately 18 student-housing properties throughout several states.

         The Exchange at Gainesville Apartments Property. The Exchange at
Gainesville Apartments Property is a garden style, student housing property located in Gainesville, Florida. The Exchange at Gainesville Apartments Property
consists of 20 residential buildings containing 396 units featuring 1,044 private bedrooms. The units are designed so that each resident has an individual bedroom and bathroom and shares all other common areas, including kitchen, living room, utility storage area, patio or balcony, and laundry facility. All units are furnished, including televisions and in-unit washers and dryers. Site amenities include two swimming pools, jacuzzi, clubhouse, fitness center, game room, 24-hour computer center with internet access, private study rooms, basketball court, sand volleyball court, tanning beds, picnic area with barbeque grills and gated entry.

         Property Management. The Exchange at Gainesville Apartments Property is
managed by ACC OP Management LLC, an affiliate of the borrower. The management agreement generally provides for a management fee of 2.5% of gross revenues per annum, which is subordinated to the Exchange at Gainesville Apartments Loan. The
management of the

                                      S-99

Exchange at Gainesville Apartments Property will be performed by either (i) the borrower or an affiliate of the borrower provided the borrower or such affiliate possesses, in the reasonable judgment of the lender, sufficient experience in managing properties similar in size, scope, use and value as the Exchange at
Gainesville Apartments Property, or (ii) a professional property management company approved by the lender. The lender under the Exchange at Gainesville
Apartments Loan has the right to require termination of the management agreement following the occurrence of, among other circumstances, an event of default under the Exchange at Gainesville Apartments Loan. ACC OP Management LLC is
headquartered in Austin, Texas and currently manages approximately 39 student housing properties in twelve states.

                                     S-100

                            THE ATRIUM AT ST. FRANCIS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE: $30,000,000

CUT-OFF DATE PRINCIPAL
BALANCE:                    $30,000,000

FIRST PAYMENT DATE:         August 11, 2005

MORTGAGE INTEREST RATE:     4.970% per annum

AMORTIZATION TERM:          360 months(1)

HYPERAMORTIZATION:          After July 11, 2015, the
                            interest rate increases to the greater of 6.970% or
                            the treasury rate plus 2.0% and all excess cash flow
                            is used to reduce the principal balance of the
                            Atrium at St. Francis Loan until the principal
                            balance is reduced to zero.

ARD DATE:                   July 11, 2015

MATURITY DATE:              July 11, 2035

ARD BALANCE:                $26,537,797

BORROWER:                   Columbia SFH, L.L.C.

INTEREST CALCULATION:       Actual/360

CALL PROTECTION:            Lockout/defeasance until after the date that is
                            three months prior to the Anticipated
                            Repayment Date.(2)

LOAN PER SQUARE FOOT (3):   $201

UP-FRONT RESERVES:          None

ONGOING RESERVES:           Tax and Insurance Reserve(4):                    Yes

                            Replacement Reserve(5):                          Yes

                            TI/LC Reserve(6):                                Yes

LOCKBOX:                    Springing

MEZZANINE:                  None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Suburban

LOCATION:                      Poughkeepsie, NY

YEAR BUILT/RENOVATED:          1999/N/A

SQUARE FEET:                   148,896

OCCUPANCY AT U/W(7):           98%

OWNERSHIP INTEREST:            Leasehold

                               % OF TOTAL        LEASE
MAJOR TENANTS          NRSF        NRSF        EXPIRATION
-------------          ----        ----        ----------
St. Francis Hospital  83,660      56.2%       March 1, 2038

Orthopedic            26,482      17.8%        May 1, 2010
Associates
New Century Medical   8,859        5.9%        December 1, 2009
Associates

PROPERTY MANAGEMENT:           BBL Management Group

U/W NCF:                       $2,744,340

U/W DSCR:                      1.42x

APPRAISED VALUE:               $37,800,000

APPRAISAL DATE:                April 11, 2005

CUT-OFF DATE LTV RATIO(3):     79.4%

MATURITY/ARD LTV RATIO:        70.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)      The Atrium at St. Francis Loan has an interest-only period of 36 months.
(2)      Pursuant to the ground lease, the ground lessor has a purchase option whereby such lessor can acquire the lessee-borrower's interest in the leasehold estate. If such option is exercised during a period of time when the borrower is entitled to defease the loan, the borrower is required to defease the Atrium at St. Francis Loan to facilitate a conveyance of the leasehold estate free and clear to the lessor. To the extent the purchase option is exercised during a period of time when defeasance is not an available option for the borrower, then the borrower is required to prepay the Atrium at St. Francis Loan in full as a condition to such conveyance and pay a yield maintenance fee in an amount equal to the required yield maintenance.
(3)      Based on the cut-off date principal balance of the Atrium at St.
         Francis Loan.
(4)      The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.
(5)      The borrower is required to deposit $1,862 per month into a replacement reserve to fund ongoing repairs and replacements, provided that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $134,064.
(6)      The borrower is required to deposit $6,250 per month into a TI/LC reserve to fund tenant improvements and leasing commissions on the
         Atrium at St. Francis Property, provided that the borrower will not be required to make any payments into the TI/LC reserve if the balance of the reserve equals or exceeds $450,000.
(7)      Occupancy is based on the March 31, 2005 rent roll.

         The Loan. The eighth largest loan was originated on July 7, 2005. The
Atrium at St. Francis is secured by a first priority leasehold mortgage encumbering a medical office property located in Poughkeepsie, New York.

         The Borrower. The borrower under the Atrium at St. Francis Loan is
Columbia SFH, L.L.C. The borrower is a multi-member single purpose limited liability company organized under the laws of the State of New York. The sponsors, Joseph R. Nicolla and Donald Duke, have a combined net worth of approximately $40 million and a liquidity of $3 million.

         The Atrium at St. Francis Property. The Atrium at St. Francis Property
is a 148,896 square foot medical office building adjacent and connected to St.
Francis Hospital located in Poughkeepsie, New York. The medical office building

                                     S-101

was constructed in 1999. The Atrium at St. Francis Property is leased to, among others, St. Francis Hospital, the lessor under the ground lease.

         Ground Lease. The Atrium at St. Francis Property is subject to a ground lease, which expires on January 31, 2045. The ground lessor may exercise a purchase option pursuant to the ground lease which requires that the leasehold estate be reconveyed to the ground lessor free and clear of any lien. In the event the purchase option is exercised after the permitted defeasance date, the
Atrium at St. Francis Loan would be required to be defeased. To the extent the purchase option is exercised prior to defeasance becoming an available alternative, the Atrium at St. Francis Loan is to be prepaid together with required yield maintenance.

         Property Management. The Atrium at St. Francis Property is managed by
BBL Management Group, an affiliate of the borrower. The management agreement generally provides for a management fee of $60,000 per year, with annual upward adjustments of 2%, which is subordinated to the Atrium at St. Francis Loan. The management of the Atrium at St. Francis Property will be performed by either BBL
Management Group, or a substitute manager which, in the reasonable judgment of the lender, is a reputable management organization having a senior executive with at least seven (7) years of experience in managing properties similar in size, scope, use and value as the Atrium at St. Francis Property and shall be the manager of at least three (3) projects comparable in size, scope, use and value as the Atrium at St. Francis Property, provided that the borrower will obtain prior written confirmation from the applicable rating agencies that such substitute management organization does not cause a downgrade, withdrawal or qualification of the then current ratings of the certificates. The lender under the Atrium at St. Francis Loan has the right to require termination of the management agreement after the anticipated repayment date or following the occurrence of, among other circumstances, an event of default under the Atrium at St. Francis Loan. BBL Management Group manages over 2.5 million square feet including one other medical office building and is headquartered in Albany, New
York.

         Cash Management/Lockbox. The borrower or the property manager is required to cause all income to be deposited into a property account initially under the control of borrower. If either the Atrium at St. Francis Loan is not repaid by the anticipated repayment date or an event of default occurs under the loan documents, the property account is to become a lockbox account and thereafter the balance thereof transferred to an account maintained by lender from which all required payments and deposits to reserves under the Atrium at
St. Francis Loan will be made.

                                     S-102

                             CIRCLE PARK APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:          $28,500,000

CUT-OFF DATE PRINCIPAL BALANCE:      $28,500,000

FIRST PAYMENT DATE:                  July 11, 2005

MORTGAGE INTEREST RATE:              4.970% per annum

AMORTIZATION TERM:                   360 months(1)

HYPERAMORTIZATION:                   N/A

ARD DATE:                            N/A

MATURITY DATE:                       June 11, 2015

MATURITY BALANCE:                    $25,209,998

BORROWER:                            UCA II LLC

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Lockout/defeasance until after the date
                                     that is three months prior to the Maturity
                                     Date.

LOAN PER UNIT(2):                    $72,704

UP-FRONT RESERVES:                   Engineering Reserve(3):           $125,000

ONGOING RESERVES:                    Tax and Insurance Reserve(4):          Yes

                                     Replacement Reserve(5):                Yes

LOCKBOX:                             Springing

MEZZANINE:                           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Multifamily

PROPERTY SUB-TYPE:                   Conventional

LOCATION:                            Chicago, IL

YEAR BUILT/RENOVATED:                1983/N/A

UNITS:                               392

OCCUPANCY AT U/W(6):                 88%

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 NFM, Inc. and Howard Gordon Kaplan Ltd.

U/W NCF:                             $2,433,507

U/W DSCR:                            1.33x

APPRAISED VALUE:                     $36,100,000

APPRAISAL DATE:                      December 21, 2004

CUT-OFF DATE LTV RATIO(2):           78.9%

MATURITY/ARD LTV RATIO:              69.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)      The Circle Park Apartments Loan has an interest-only period of 36 months.
(2)      Based on the cut-off date principal balance of the Circle Park
         Apartments Loan.
(3)      The engineering reserve was established at closing to fund immediate repairs.
(4)      The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.
(5)      The borrower is required to deposit $8,722 per month into a replacement reserve to fund ongoing repairs and replacements, provided that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $294,000.
(6)      Occupancy is based on the March 31, 2005 rent roll.

         The Loan. The ninth largest loan was originated on May 16, 2005. The
Circle Park Apartments Loan is secured by a first priority mortgage encumbering one multifamily property in Chicago, Illinois.

         The Borrower. The borrower under the Circle Park Apartments Loan is UCA
II LLC. The borrower is a single member, single purpose limited liability company organized under the laws of the State of Delaware. The sponsor, Howard
Kaplan, an individual, owns and manages many properties in several states throughout the United States.

         The Circle Park Apartments Property. The Circle Park Apartments
Property is a 392-unit multifamily property located in Chicago, Illinois consisting of apartments and townhouses. The Circle Park Apartments Property has had a project based Section 8 Housing Assistance Payment Basic Renewal Contract
(the "HAP Contract") with the U.S. Department of Housing and Urban Development
("HUD") since inception. The original 20-year contract expired in 2003 and HUD granted a 2-year extension. HUD recently extended the contract for another 2 years, which expires in 2007. At each renewal, the contract rents are set near market rents based on comparable rents. The borrower has assigned the HAP
Contract to the lender as additional security for the Circle Park Apartments
Loan.

         Property Management. The Circle Park Apartments Property is managed by
NFM, Inc. and Howard Gordon Kaplan Ltd. The management agreement generally provides for a management fee of 4% of the gross income collected, which is subordinated to the Circle Park Apartments Loan. The management of the Circle
Park Apartments Property will be performed by New Frontier Management Corp.,
NFM, Inc. or Kaplan Partners One LLC, or a substitute manager which, in the reasonable judgment of the lender, is a reputable management organization having a senior executive with at least seven (7) years of experience in managing properties similar in size, scope, use and value as the Circle Park Apartments
Property, which company is to be the manager of at least three (3) projects comparable to the Circle Park Apartments

                                     S-103

Property and is acceptable to the lender under the Circle Park Apartments Loan, provided that the borrower will obtain prior written confirmation from the applicable rating agencies that such substitute management organization does not cause a downgrade, withdrawal or qualification of the then current ratings of the certificates. The lender under the Circle Park Apartments Loan has the right to require termination of the management agreement following the occurrence of, among other circumstances, an event of default under the Circle Park Apartments
Loan. Since 1977 NFM, Inc. has managed 17,500 residential units and is headquartered in Chicago, Illinois.

         Cash Management/Lockbox. The borrower or the property manager must cause all income to be deposited directly into a designated property account which is currently under the control of the borrower within one business day of receipt. Upon the occurrence of an event of default, the borrower will lose its rights to make withdrawals from such account and the entire proceeds of such account shall be transferred periodically to an account maintained by the lender from which all required payments and deposits to reserves under the Circle Park
Apartments Loan will be made.

                                     S-104

                             MIDWAY SHOPPING CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:          $27,400,000

CUT-OFF DATE PRINCIPAL BALANCE:      $27,400,000

FIRST PAYMENT DATE:                  July 11, 2005

MORTGAGE INTEREST RATE:              5.070% per annum

AMORTIZATION TERM:                   360  months(1)

HYPERAMORTIZATION:                   N/A

ARD DATE:                            N/A

MATURITY DATE:                       July 11, 2015

MATURITY BALANCE:                    $23,703,923

BORROWER:                            RK Midway LLC

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Lockout/defeasance until after the date
                                     that is four months prior to the Maturity
                                     Date.

LOAN PER SQUARE FOOT(2):             $94

UP-FRONT RESERVES:                   Engineering Reserve(3):             $16,426

ONGOING RESERVES:                    Tax and Insurance Reserve(4):           Yes

                                     Replacement Reserve(5):                 Yes

                                     TI/LC Reserve(6):.                      Yes

LOCKBOX:                             Modified

MEZZANINE:                           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Retail

PROPERTY SUB-TYPE:                   Anchored

LOCATION:                            St. Paul, MN

YEAR BUILT/RENOVATED:                1959/2004

SQUARE FEET:                         292,710

OCCUPANCY AT U/W(7):                 97%

OWNERSHIP INTEREST:                  Fee

                                     % OF TOTAL        LEASE
MAJOR TENANT(S)              NRSF        NRSF        EXPIRATION
---------------              ----        ----        ----------
Rainbow Foods               66,376      22.7%       May 31, 2010

Bowl Rite                   36,000      12.3%       December 31, 2015

Office Max                  25,800       8.8%       June 30, 2015

PROPERTY MANAGEMENT:                 RD Management LLC

U/W NCF:                             $2,211,096

U/W DSCR:                            1.24x

APPRAISED VALUE:                     $34,700,000

APPRAISAL DATE:                      March 7, 2005

CUT-OFF DATE LTV RATIO(2):           79.0%

MATURITY/ARD LTV RATIO:              68.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)      The Midway Shopping Center Loan has an interest-only period of 24 months.
(2)      Based on the cut-off date principal balance.
(3)      The engineering reserve was established at closing to fund immediate repairs.
(4)      The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.
(5)      The borrower is required to deposit $3,167 per month into a replacement reserve to fund ongoing repairs and replacements, provided that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $190,000.
(6)      The borrower is required to deposit $6,083 per month into a TI/LC reserve, subject to a $365,000 cap. Additionally, in the event that (i)
         the tenant Rainbow Foods ("RBF") or a successor tenant (the "RBF
         Successor") goes dark or vacates any portion of the premises currently leased to RBF; (ii) RBF or the RBF Successor provides notice that it intends not to renew or extend its respective lease; (iii) RBF fails to deliver notice to renew or to extend the RBF lease by May 31, 2009 or, with respect to an RBF Successor Tenant, by May 31, 2011, or (iv) RBF
         or RBF Successor becomes bankrupt or insolvent or a debtor in any bankruptcy or insolvency proceeding (any of the foregoing being, a
         "Renewal Trigger Event"), then borrower is required to deposit all excess cash flow into the TI/LC reserve until the amount in the rollover reserve reaches $330,000. A Renewal Trigger Event will cease when, among other circumstances, the lender receives evidence that RBF or the RBF Successor has renewed or extended their respective lease and has entered into a new lease for all of the space currently demised by
         RBF on economic terms at least as favorable as those contained in the
         RBF Lease and for a term expiring on or after May 31, 2020.
(7)      Occupancy is based on the May 19, 2005 rent roll

         The Loan. The tenth largest loan was originated on May 25, 2005. The
Midway Shopping Center Loan is secured by a first priority mortgage encumbering a retail shopping center in St. Paul, Minnesota.

         The Borrower. The borrower under the Midway Shopping Center Loan is RK
Midway LLC. The borrower is a limited liability company organized under the laws of the State of Delaware. The sponsors Richard Birdoff and Jay Furman, are individuals with combined total assets of over $200 million and liquidity of
$16.4 million.

         The Midway Shopping Center Property. The Midway Shopping Center
Property consists of the Midway Shopping Center located in St. Paul, Minnesota.
The Midway Shopping Center Property contains approximately 292,710 rentable square feet.

         Property Management. The Midway Shopping Center Property is managed by
RD Management LLC, an affiliate of the borrower. The management agreement generally provides for a management fee of 4% of revenues per annum which is

                                     S-105

subordinated to the Midway Shopping Center Loan. The lender under the Midway
Shopping Center Loan has the right to require termination of the management agreement following the occurrence of, among other circumstances, an event of default under the Midway Shopping Center Loan. RD Management LLC manages more than 200 shopping centers located in 36 states as well as Puerto Rico and
Canada. RD Management LLC is headquartered in New York.

         Cash Management/Lockbox. The borrower or the property manager must cause all income to be deposited directly into a lockbox account under the control of the lender. Prior to the occurrence of a sweep period, borrower shall have access to the lockbox account. Following a sweep period, the rents will be transferred once every business day to an account maintained by the lender from which all required payments and deposits to reserves under the Midway Shopping
Center Loan will be made. Unless and until an event of default occurs or a sweep period is in effect under the Midway Shopping Center Loan, the borrower will have access to the remaining funds after all such required payments are made.

                                     S-106

THE MORTGAGE LOAN SELLERS

         We did not originate any of the mortgage loans that we intend to include in the trust fund. We will acquire those mortgage loans from the following entities:

         o    Column--115 mortgage loans, representing 72.8% of the initial mortgage pool balance, of which 75 mortgage loans are in loan group no. 1, comprising 69.9% of the initial loan group no. 1 balance, and 40 mortgage loans are in loan group no. 2, comprising
              80.1% of the initial loan group no. 2 balance; and

         o    KeyBank--45 mortgage loans, representing 27.2% of the initial mortgage pool balance, of which 39 mortgage loans are in loan group no. 1, comprising 30.1% of the initial loan group no. 1 balance, and six (6) mortgage loans are in loan group no. 2, comprising 19.9% of the initial loan group no. 2 balance;

         Column originated, directly or through a correspondent in its conduit lending program, each of the mortgage loans that it is selling to us.

         KeyBank originated each of the mortgage loans that it is selling to us.

         Column. Column is a corporation organized under the laws of Delaware.
Its principal offices are in Atlanta, Georgia. Column underwrites and closes multifamily rental and commercial mortgage loans through its own origination offices and various correspondents in local markets across the country. Loan underwriting and quality control procedures are undertaken principally in regional offices located in Atlanta, Georgia; Bethesda, Maryland; Boston,
Massachusetts; Chicago, Illinois; Cleveland, Ohio; Dallas, Texas; Denver,
Colorado; Houston, Texas; Los Angeles, California; New York, New York; Newport
Beach, California; Norwalk, Connecticut; Philadelphia, Pennsylvania; San
Francisco, California and Tampa, Florida. Column has originated more than 5,800 commercial and multifamily rental mortgage loans totaling $49 billion since beginning operations in 1993. Column is a wholly owned subsidiary of Credit
Suisse Group and an affiliate of us and Credit Suisse First Boston LLC, one of the underwriters.

         KeyBank. KeyBank is a national banking association. KeyBank provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of March 31, 2005, KeyBank had total assets of approximately $85.29 billion, total liabilities (including minority interest in consolidated subsidiaries) of approximately $78.78 billion and approximately
$6.51 billion in stockholder's equity. The principal executive offices of
KeyBank are located at Key Tower, 127 Public Square, Cleveland, Ohio 44114. Its
telephone number is (216) 689-6300. KeyBank is a wholly owned subsidiary of
KeyCorp and is the parent of KRECM, the master servicer. KeyCorp is also the parent of McDonald Investments Inc., one of the underwriters.

         The information set forth in this prospectus supplement regarding the mortgage loan sellers has, in each case, been provided by the respective party.
Neither we nor any of the underwriters makes any representation or warranty as to the accuracy or completeness of that information.

ASSIGNMENT OF THE UNDERLYING MORTGAGE LOANS

         On or before the date of initial issuance of the offered certificates, each of the mortgage loan sellers will transfer to us those mortgage loans that it is including in the securitization, and we will transfer to the trustee all of those mortgage loans. In each case, the transferor will assign the subject mortgage loans, without recourse, to the transferee.

         In connection with the foregoing transfers, at the closing or at such later date as is permitted under the pooling and servicing agreement, each mortgage loan seller will generally be required to deliver or cause the delivery of the following documents, among others, to the trustee with respect to each of the mortgage loans as to which it is identified as the mortgage loan seller on Exhibit A-1 to this prospectus supplement:

         o    either--

              1.   the original promissory note, endorsed without recourse to the order of the trustee or in blank, or

              2.   if the original promissory note has been lost, a copy of that note, together with a lost note affidavit and indemnity;

                                     S-107

         o    the original or a copy of the mortgage instrument, together with originals or copies of any intervening assignments of that document, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording on the document or certified by the applicable recording office;

         o    the original or a copy of any separate assignment of leases and rents, together with originals or copies of any intervening assignments of that document, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording on the document or certified by the applicable recording office;

         o    an executed original assignment of the related mortgage instrument in favor of the trustee or in blank, in recordable form except for missing recording information relating to that mortgage instrument and, if delivered in blank, except for completing the name of the assignee;

         o    an executed original assignment of any separate related assignment of leases and rents in favor of the trustee or in blank, in recordable form except for missing recording information relating to that assignment of leases and rents and, if delivered in blank, except for completing the name of the assignee;

         o    originals or copies of all written assumption, modification and substitution agreements, if any, in those instances where the terms or provisions of the mortgage instrument or promissory note have been modified or the subject mortgage loan has been assumed;

         o    copies of the letters of credit, if any, and any amendments thereto which entitle the trust fund to draw thereon, provided that the originals of letters of credit and such amendments will be delivered to and held by the master servicer;

         o    an original or copy of the lender's title insurance policy (or, if a title insurance policy has not yet been issued or located, a pro forma title policy, a "marked up" commitment for title insurance or signed escrow instructions, which in any case is binding on the title insurance company); and

         o    in those cases where applicable, the original or a copy of the related ground lease.

         The trustee, either directly or through a custodian, is required to hold all of the documents delivered to it with respect to the underlying mortgage loans in trust for the benefit of the series 2005-C4 certificateholders under the terms of the pooling and servicing agreement. Within a specified period of time following that delivery, the trustee directly or through a custodian, will be further required to conduct a review of those documents. The scope of the trustee's review of those documents will, in general, be limited solely to confirming that they have been received, that they appear regular on their face (handwritten additions, changes or corrections will not be considered irregularities if initialed by the borrower), that (if applicable) they appear to have been executed and that they purport to relate to a mortgage loan in the trust fund. None of the trustee, the master servicer, the special servicer or any custodian is under any duty or obligation to inspect, review or examine any of the documents relating to the underlying mortgage loans to determine whether the document is valid, effective, enforceable, in recordable form or otherwise appropriate for the represented purpose.

         If--

         o    any of the above-described documents required to be delivered by a mortgage loan seller to the trustee is not delivered or is otherwise defective, and

         o    that omission or defect materially and adversely affects the value of, or the interests of the series 2005-C4 certificateholders in, the subject mortgage loan,

then the omission or defect will constitute a "Material Document Defect" as to which the series 2005-C4 certificateholders will have the rights against the applicable mortgage loan seller described under "--Cures, Repurchases and
Substitutions" below.

         Within a specified period of time following the later of--

         o    the date on which the offered certificates are initially issued,
              and

                                     S-108

         o    the date on which all recording information necessary to complete the subject document is received by the trustee,

the trustee or a third-party independent contractor will be required to submit for recording in the real property records of the applicable jurisdiction each of the assignments of recorded loan documents in the trustee's favor described above. Because most of the mortgage loans that we intend to include in the trust fund are newly originated, many of those assignments cannot be completed and recorded until the related mortgage instrument and/or the assignment of leases and rents, reflecting the necessary recording information, is returned from the applicable recording office.

REPRESENTATIONS AND WARRANTIES

         As of the date of initial issuance of the offered certificates, each mortgage loan seller will make with respect to each mortgage loan that it is selling to us for inclusion in the trust fund, specific representations and warranties generally to the effect listed below, together with any other representations and warranties as may be required by the rating agencies. The respective representations and warranties to be made by each mortgage loan seller may not be identical and may be qualified by exceptions disclosed in the mortgage loan purchase agreement between the applicable mortgage loan seller and
us. However, the representations and warranties to be made by each mortgage loan seller will, subject to certain exceptions, generally include, among others:

         o    The information relating to the subject mortgage loan set forth in the loan schedule attached to the related mortgage loan purchase agreement, will be accurate in all material respects as of the related due date in August 2005 or such other specific date as of which it is provided. That information will include various items of information regarding each of the underlying mortgage loans, including:

              1.   the street address, including city, state and zip code, of the related mortgaged real property,

              2.   the original principal balance and cut-off date principal
                   balance of the subject mortgage loan,

              3.   the amount of the monthly debt service payment for the
                   subject mortgage loan due on the related due date in
                   September 2005,

              4.   the mortgage interest rate for the subject mortgage loan as of the related due date in August 2005, and

              5.   the original and remaining term to stated maturity for the subject mortgage loan. o Such mortgage loan seller is
                   transferring the mortgage loan free and clear of any and all pledges, liens and/or other security interests.

         o    No scheduled payment of principal and interest under the mortgage loan was 30 days or more delinquent as of the cut-off date, and the mortgage loan has not been more than 30 days delinquent in the twelve-month period immediately preceding the cut-off date (or, if the mortgage loan was originated in that twelve-month period, since origination).

         o    The related mortgage constitutes a valid and, subject to certain creditors' rights exceptions and general principles of equity, enforceable first priority mortgage lien (subject to the Permitted
              Encumbrances) upon the related mortgaged real property.

         o    The assignment of the related mortgage in favor of the trustee constitutes a legal, valid and binding assignment, except as enforcement thereof may be limited by laws affecting the
              enforcement of creditors' rights and by general principles of equity.

         o    The related assignment of leases and rents establishes and creates a valid and, subject to certain creditors' rights exceptions and general principles of equity, enforceable first priority lien
              (subject to certain Permitted Encumbrances) in the related borrower's interest in all leases of the mortgaged real property.

         o    The mortgage has not been satisfied, canceled, rescinded or subordinated in whole or in material part, except as set forth in the related mortgage file, and the related mortgaged real property has not been released from the lien of such mortgage in any manner which materially interferes with the security intended to be provided by such mortgage.

                                     S-109

         o    Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the mortgage loan, the related mortgaged real property is, to the mortgage loan seller's knowledge, free of any material damage that would materially and adversely affect its value as security for the mortgage loan (normal wear and tear excepted) or reserves have been established to remediate such damage.

         o    To such mortgage loan seller's knowledge, there is no proceeding pending for the condemnation of all or any material portion of any mortgaged real property that would have a material adverse effect on the use or value of that property.

         o    The related mortgaged real property is covered by an American Land
              Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment or the equivalent thereof (for which the required premium has been paid)
              or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy, which evidences such title insurance policy that insures that the related mortgage is a valid, first priority lien on such mortgaged real property, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent, or accruing interest or penalties,
              (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions
              (general and specific) and exclusions set forth in that policy and
              (d) any other Permitted Encumbrances.

         o    The proceeds of the mortgage loan have been fully disbursed and there is no obligation for future advances with respect thereto.

         o    An environmental site assessment report was prepared with respect to the related mortgaged real property in connection with the mortgage loan, and such mortgage loan seller has no knowledge of any material noncompliance with environmental laws affecting such mortgaged real property that was not disclosed in such report;
              provided, however, as previously described in this prospectus supplement, for certain mortgage loans an environmental insurance policy was obtained in lieu of an environmental site assessment.

         o    Each mortgage note, mortgage and other agreement executed by or for the benefit of the borrower, any guarantor or their successors and assigns in connection with the mortgage loan is, subject to certain creditors' rights exceptions and other exceptions of general application, the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, and, there is no valid defense, counterclaim or right of rescission available to the related borrower with respect to such mortgage note, mortgage or other agreement, except as such enforcement may be limited by laws affecting the enforcement of creditors' rights and by general principles of equity.

         o    The related mortgaged real property is, and is required pursuant to the related mortgage to be, insured by casualty and liability insurance policies of a type specified in the related mortgage.

         o    There are no delinquent and unpaid taxes or assessments affecting the related mortgaged real property that are or may become a lien of priority equal to or higher than the lien of the related mortgage or an escrow of funds has been created for the payment of such taxes and assessments.

         o    The related borrower is not, to such mortgage loan seller's knowledge, a debtor in any state or federal bankruptcy or
              insolvency proceeding.

         o    For any mortgage loan where all or a material portion of the interest of the borrower is a leasehold estate, and the related mortgage does not also encumber the related lessor's fee interest in the mortgaged real property--

              (a)  such ground lease or a memorandum thereof has been or will be duly recorded and the lessor permits the interest of the
                   lessee thereunder to be encumbered by the related mortgage;

              (b)  the borrower's interest in such ground lease is assignable to the mortgage loan seller and its assigns upon notice to, but without the consent of, the lessor thereunder;

              (c)  to the knowledge of the mortgage loan seller, such ground lease is in full force and effect and, to the knowledge of the mortgage loan seller, no material default has occurred thereunder;

                                     S-110

              (d)  such ground lease, or an estoppel letter or other agreement related thereto, requires the lessor under such ground lease to give notice of any default by the lessee to the holder of the mortgage (provided any required notice of the lien is
                   given to lessor);

              (e)  the holder of the mortgage is permitted a reasonable
                   opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such
                   ground lease so long as the holder is proceeding diligently)
                   to cure any default under such ground lease which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such ground lease; and

              (f)  such ground lease has an original term (including any extension options set forth therein) which extends not less than 20 years beyond the scheduled maturity date of the
                   mortgage loan.

         o    Except as otherwise described in this prospectus supplement, the mortgage loan is not cross-collateralized or cross-defaulted with any loan other than one or more other mortgage loans in the trust fund.

         o    Except as disclosed in this prospectus supplement with respect to crossed loans and multi-property loans, no mortgage requires the holder thereof to release any material portion of the related mortgaged real property from the lien thereof except upon payment in full of the mortgage loan or defeasance, or in certain cases,
              (a) upon the satisfaction of certain legal and underwriting requirements, or (b) releases of unimproved out-parcels or (c)
              releases of portions which will not have a material adverse effect on the value of the collateral for the mortgage loan.

         o    To such mortgage loan seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event
              -- other than payments due but not yet delinquent -- which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the related mortgage note or mortgage in any such case to the extent the same materially and adversely affects the value of the mortgage loan or the related mortgaged real property; provided that this representation and warranty will not cover a default, breach, violation or event of acceleration arising out of any other representation and warranty made by such mortgage loan seller.

         The representations and warranties made by each mortgage loan seller as listed and described above will be assigned by us to the trustee under the pooling and servicing agreement. If--

         o    there exists a breach of any of the above-described
              representations and warranties made by either mortgage loan seller, and

         o    that breach materially and adversely affects the value of, or the interests of the series 2005-C4 certificateholders in, the subject mortgage loan,

then that breach will be a "Material Breach" of the representation and warranty.
The rights of the series 2005-C4 certificateholders against the applicable warranting party with respect to any Material Breach are described under
"--Cures, Repurchases and Substitutions" below.

CURES, REPURCHASES AND SUBSTITUTIONS

         If there exists a Material Breach of any of the representations and warranties made by either mortgage loan seller with respect to any of the mortgage loans that it sold to us for inclusion in the trust fund, as discussed under "--Representations and Warranties" above, or a Material Document Defect with respect to any of the mortgage loans that it sold to us for inclusion in the trust fund, as discussed under "--Assignment of the Underlying Mortgage
Loans" above, then that mortgage loan seller will be required to take one of the following courses of action:

         o    cure such Material Breach or Material Document Defect, as the case may be, in all material respects; or

         o    repurchase the affected mortgage loan at a price generally equal to the sum of--

              1.   the outstanding principal balance of such mortgage loan as of the date of purchase, plus

                                     S-111

              2.   all accrued and unpaid interest on such mortgage loan at the related mortgage interest rate in effect from time to time, to but not including the collection date in the due period of purchase (which includes unpaid master servicing fees), but exclusive of Post-ARD Additional Interest, plus

              3.   all related unreimbursed servicing advances plus, in general, accrued and unpaid interest on related advances at the
                   reimbursement rate, plus

              4.   all expenses incurred (whether paid or then owing) by the
                   master servicer, the special servicer, us and the trustee in respect of the defect or breach giving rise to the repurchase obligation, including any expenses arising out of the
                   enforcement of the repurchase obligation, plus

              5.   the amount of any special servicing fees accrued on such
                   mortgage loan and, if such mortgage loan is repurchased
                   following the expiration of the applicable cure period (as it may be extended as described below), the amount of the
                   liquidation fee payable to the special servicer; or

         o    prior to the second anniversary of the date of initial issuance of the offered certificates, replace the affected mortgage loan with a Qualified Substitute Mortgage Loan.

         If any mortgage loan seller replaces one mortgage loan with another, as described in the third bullet of the preceding paragraph, then it will be required to pay to the trust fund the amount, if any, by which--

         o    the price at which it would have had to purchase the removed mortgage loan, as described in the second bullet of the preceding paragraph, exceeds

         o    the unpaid principal balance of the substitute mortgage loan as of the date it is added to the trust fund.

         The time period within which a mortgage loan seller must complete any cure, repurchase or substitution described in the second preceding paragraph will generally be limited to 90 days or less following its receipt of notice of the subject Material Breach or Material Document Defect, as the case may be.
However, if the applicable mortgage loan seller is diligently attempting to correct the problem, then the applicable mortgage loan seller may be entitled to as much as an additional 90 days to complete that cure, repurchase or substitution.

         In addition to the foregoing, if--

         o    any mortgage loan is required to be repurchased or substituted as contemplated above, and

         o    such mortgage loan is a crossed loan,

then the applicable defect or breach (as the case may be) will be deemed to constitute a defect or breach (as the case may be) as to any related crossed loan for purposes of the above provisions, and the related mortgage loan seller will be required to repurchase or substitute for any related crossed loan in accordance with the provisions above unless all of the following conditions would be satisfied if the related mortgage loan seller were to repurchase or substitute for only the affected crossed loans as to which a defect or breach had initially occurred:

         o    the debt service coverage ratio for any related crossed loans that remain in the trust for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio for such crossed loans, including the affected crossed loan, for the four calendar quarters immediately preceding the repurchase or substitution and
              (b) 1.25x;

         o    the loan-to-value ratio for any related crossed loans that remain in the trust (determined at the time of repurchase or substitution based upon an appraisal obtained by the special servicer at the expense of the applicable mortgage loan seller) is not greater than the lesser of (a) the loan-to-value ratio for such crossed loans including the affected crossed loan (determined at the time of repurchase or substitution based upon an appraisal obtained by the special servicer at the expense of the related mortgage loan seller), (b) the loan-to-value ratio for such crossed loans including the affected crossed loan set forth in the tables in
              Exhibit A-1 to this prospectus supplement, and (c) 75.0%; and

         o    the trustee receives an opinion of independent counsel to the effect that such repurchase or substitution will not result in the imposition of a tax on the assets of the trust fund or cause any
              REMIC created under the

                                     S-112

              pooling and servicing agreement to fail to qualify as a REMIC for federal or applicable state tax purposes at any time that any series 2005-C4 certificate is outstanding.

         In the event that each of the conditions set forth in the preceding sentence would be so satisfied, the related mortgage loan seller may elect either to repurchase or substitute for only the affected crossed loan as to which the defect or breach exists or to repurchase or substitute for the aggregate crossed loans. The determination of the special servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. To the extent that the related mortgage loan seller repurchases or substitutes for an affected crossed loan in the manner prescribed above while the trustee continues to hold any related crossed loans, the related mortgage loan seller and we have agreed in the mortgage loan purchase agreement to modify, upon such repurchase or substitution, the related loan documents in a manner such that (a) the repurchased or substituted crossed loan and (b) any related crossed loans that remain in the trust fund, would no longer be cross-defaulted or cross-collateralized with one another.

         Any of the following document defects shall be conclusively presumed to be a "Material Document Defect":

         o    the absence from the mortgage file of the original signed mortgage note, unless the mortgage file contains a signed lost note affidavit and indemnity;

         o    the absence from the mortgage file of the original signed
              mortgage, unless there is included in the mortgage file a
              certified copy of the recorded mortgage as recorded or a certified copy of the mortgage in the form sent for recording and a
              certificate stating that the original mortgage was sent for recordation or a copy of the mortgage and the related recording information;

         o    the absence from the mortgage file of the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, executed escrow instructions, or a binding written commitment (including a pro forma or specimen title insurance policy) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the mortgage as a first lien on the related mortgaged real property relating to such mortgage loan;

         o    the absence from the mortgage file of any intervening assignments required to create an effective assignment to the trustee on behalf of the trust fund, unless there is included in the mortgage file a certified copy of the intervening assignment and a
              certificate stating that the original intervening assignments were sent for recordation;

         o    the absence from the mortgage file of any original letter of credit; provided that such defect may be cured by any substitute letter of credit or cash reserve on behalf of the related
              borrower; or

         o    the absence from the mortgage file of a copy of any required ground lease.

         The obligations of each mortgage loan seller described above in this
"--Cures, Repurchases and Substitutions" section will, in the absence of a default under those obligations, constitute the sole remedy available to the series 2005-C4 certificateholders or the trustee on their behalf in connection with a Material Breach of any of the representations or warranties made by the related mortgage loan seller, or a Material Document Defect, with respect to any mortgage loan in the trust fund. No other person will be obligated to repurchase or replace any affected mortgage loan in connection with a Material Breach of any of the representations and warranties made by the related mortgage loan seller or in connection with a Material Document Defect, if the related mortgage loan seller defaults on its obligation to do so.

         Any defect or any breach that, in either case, causes any mortgage loan not to be a "qualified mortgage" within the meaning of the REMIC provisions of the Internal Revenue Code shall be deemed to materially and adversely affect the interests of certificateholders therein, requiring the related mortgage loan seller to purchase or substitute for the affected mortgage loan from the trust fund within 90 days following the earlier of its receipt of notice or its discovery of the defect or breach at the applicable purchase price or in conformity with the mortgage loan purchase agreement.

         Each mortgage loan seller has only limited assets with which to fulfill any repurchase/substitution obligations on its part that may arise as a result of a Material Document Defect or a Material Breach of any of its representations or warranties. There can be no assurance that Column or KeyBank has or will have sufficient assets with which to fulfill any repurchase/substitution on its part that may arise.

                                     S-113

CHANGES IN MORTGAGE POOL CHARACTERISTICS

         The description in this prospectus supplement of the mortgage pool is based upon the mortgage pool as it is expected to be constituted at the time the offered certificates are issued, with adjustments for the monthly debt service payments due on the underlying mortgage loans on or before their respective due dates in August 2005. Prior to the issuance of the offered certificates, one or more mortgage loans may be removed from the mortgage pool if we consider the removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the offered certificates, unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described in this prospectus supplement.
We believe that the information in this prospectus supplement will be generally representative of the characteristics of the mortgage pool as it will be constituted at the time the offered certificates are issued. However, the range of mortgage interest rates and maturities, as well as the other characteristics of the underlying mortgage loans described in this prospectus supplement, may vary, and the actual initial mortgage pool balance may be as much as 5% larger or smaller than the initial mortgage pool balance specified in this prospectus supplement.

         A current report on Form 8-K will be available to purchasers of the offered certificates on or shortly after the date of initial issuance of the offered certificates. That current report on Form 8-K will be filed, together with the pooling and servicing agreement, with the SEC within 15 days after the initial issuance of the offered certificates. If mortgage loans are removed from or added to the mortgage pool, that removal or addition will be noted in that current report on Form 8-K.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

         GENERAL

         The series 2005-C4 certificates will be issued, on or about August ,
2005 under a pooling and servicing agreement to be dated as of August 1, 2005 between us, as depositor, and the trustee, the master servicer and the special servicer. They will represent the entire beneficial ownership interest of the trust fund. The assets of the trust fund will include:

         o    the underlying mortgage loans;

         o    any and all payments under and proceeds of the underlying mortgage loans received after their respective due dates in August 2005, in each case exclusive of payments of principal, interest and other amounts due on or before that date;

         o    the loan documents for the underlying mortgage loans;

         o    our rights under each of the mortgage loan purchase agreements;

         o    any REO Properties acquired by the trust fund with respect to defaulted underlying mortgage loans;

         o    the swap agreement; and

         o    those funds or assets as from time to time are deposited in the master servicer's collection account described under "The Pooling and Servicing Agreement--Collection Account" in this prospectus supplement, the special servicer's REO account described under
              "The Pooling and Servicing Agreement--REO Properties," the
              trustee's distribution account described under "--Distribution
              Account" below or the trustee's interest reserve account described under "--Interest Reserve Account" below.

         The  series 2005-C4 certificates will include the following classes:

         o    the A-1, A-2, A-3, A-AB, A-4, A-4M, A-1-A, A-J, B, C and D
              classes, which are the classes of series 2005-C4 certificates that are offered by this prospectus supplement; and

         o    the A-X, A-SP, E, F, G, H, J, K, L, M, N, O, P, R, LR and V
              classes, which are the classes of series 2005-C4 certificates that--

              1.   will be retained or privately placed by us, and

              2.   are not offered by this prospectus supplement.

                                     S-114

         If the depositor exercises its option to issues certain classes as floating rate certificates, any such class of certificates will represent interests in a grantor trust, the assets of which will include, among other things, a related uncertificated REMIC regular interest (designated as REMIC II regular interest), and the rights and obligations under a swap agreement. For so long as it is in effect, the swap agreement will provide, among other things, that amounts payable as interest with respect to the related REMIC II regular interest will be exchanged for amounts payable as interest under the swap agreement, with payments to be made between the trust and the swap counterparty on a net basis. The swap agreement will calculate the accrual of interest on a notional amount equal to the total principal balance of the related class of certificates outstanding from time to time. The total principal balance of the related REMIC II regular interest at any time will also equal the total principal balance of the related class of certificates. See "Description of the
Swap Agreement" in this prospectus supplement.

         The class A-1, A-2, A-3, A-AB, A-4, A-4M, A-1-A, A-J, B, C, D, E, F, G,
H, J, K, L, M, N, O and P certificates are the series 2005-C4 certificates that will have principal balances. The series 2005-C4 certificates with principal balances constitute the series 2005-C4 principal balance certificates. The principal balance of any of these certificates will represent the total distributions of principal to which the holder of the certificate is entitled over time out of payments, or advances in lieu of payments, and other collections on the assets of the trust fund. Accordingly, on each distribution date, the principal balance of each of these certificates will be permanently reduced by any principal distributions actually made with respect to the certificate on that distribution date. See "--Distributions" below. On any particular distribution date, the principal balance of each of these certificates may also be permanently reduced, without any corresponding distribution, in connection with losses on the underlying mortgage loans and default-related and otherwise unanticipated trust fund expenses. See
"--Reductions of Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" below.

         The class A-X, A-SP, R, LR and V certificates will not have principal balances, and the holders of those certificates will not be entitled to receive distributions of principal. However, each of the class A-X and A-SP certificates will have a notional amount for purposes of calculating the accrual of interest with respect to that certificate. The class A-X and A-SP certificates are sometimes referred to in this prospectus supplement as the series 2005-C4 interest only certificates.

         For purposes of calculating the accrual of interest, the class A-X certificates will have a total notional amount that is, as of any date of determination, equal to the then total principal balance of the class  ,  ,  ,
 ,  , ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,  ,   and        certificates.

         For purposes of calculating the accrual of interest,  the class A-SP certificates will have a total notional amount that is--

              (1)  during the period from the date of initial issuance of the series 2005-C4 certificates through and including the
                   distribution date in , the sum of (a) the lesser of $ and the total principal balance of the class certificates outstanding from time to time, (b) the lesser of $ and the total
                   principal balance of the class certificates outstanding from time to time, and (c) the total principal balance of the
                   class  ,  ,  ,  ,  ,  ,  , and      certificates outstanding
                   from time to time;

              (2)  during the period following the distribution date in through and including the distribution date in , the sum of (a) the lesser of $ and the total principal balance of the class
                   certificates outstanding from time to time, (b) the lesser of
                   $ and the total principal balance of the class certificates outstanding from time to time, and (c) the total principal
                   balance of the class  ,  ,  ,  ,  ,  ,  and     certificates;

              (3)  during the period following the distribution date in through and including the distribution date in , the sum of (a) the lesser of $ and the total principal balance of the class
                   certificates outstanding from time to time, (b) the lesser of
                   $ and the total principal balance of the class certificates outstanding from time to time, and (c) the total principal
                   balance of the class  ,  ,  ,  ,  ,  , and      certificates;

              (4)  during the period following the distribution date in through
                   and including the distribution date in      , the sum of (a)
                   the lesser of $ and the total principal balance of the class certificates outstanding from time to time, (b) the lesser of $ and the total principal balance of the class
                   certificates outstanding from time to time, and (c) the
                   total principal balance of the class  ,  ,  ,  ,  ,  ,  and certificates;

                                     S-115

              (5)  during the period following the distribution date in through
                   and including the distribution date in      , the sum of (a)
                   the lesser of $      and the total principal balance of the
                   class     certificates outstanding from time to time, (b) the
                   lesser of $    and the total principal balance of the class
                   certificates outstanding from time to time, and (c) the
                   total principal balance of the class  ,  ,  ,  ,  , and
                      certificates;

              (6)  during the period following the distribution date in
                   through and including the distribution date in       , the
                   sum of (a) the lesser of $        and the total principal
                   balance of the class certificates outstanding from time to
                   time, (b) the lesser of $         and the total principal
                   balance of the class   certificates outstanding from time to
                   time, (c) the total principal balance of the class  ,  ,  , and certificates outstanding from time to time and (d) the
                   lesser of $        and the total principal balance of the
                   class       certificates outstanding from time to time;

              (7)  during the period following the distribution date in
                   through and including the distribution date in       , the
                   sum of (a) the lesser of $       and the total principal
                   balance of the class   certificates outstanding from time to
                   time, (b) the lesser of $     and the total principal
                   balance of the class certificates outstanding from time to
                   time, (c) the total principal balance of the class    , and
                          certificates outstanding from time to time and (d)
                   the lesser of $       and the total principal balance of the
                   class       certificates outstanding from time to time; and
                   (8) following the distribution date in       , $0.

         In general, principal balances and notional amounts will be reported on a class-by-class basis. In order to determine the principal balance of any of your offered certificates from time to time, you may multiply the original principal balance of that certificate as of the date of initial issuance of the series 2005-C4 certificates, as specified on the face of that certificate, by the then-applicable certificate factor for the relevant class. The certificate factor for any class of offered certificates, as of any date of determination, will equal a fraction, expressed as a percentage, the numerator of which will be the then outstanding total principal balance of that class, and the denominator of which will be the original total principal balance of that class. Certificate factors will be reported monthly in the trustee's report.

REGISTRATION AND DENOMINATIONS

         General. The offered certificates will be issued in book-entry form in original denominations of $10,000 initial principal balance and any whole dollar denomination in excess of $10,000.

         Each class of offered certificates will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The
Depository Trust Company. You will not be entitled to receive an offered certificate issued in fully registered, certificated form, except under the limited circumstances described under "Description of the
Certificates--Book-Entry Registration" in the accompanying prospectus. For so long as any class of offered certificates is held in book-entry form--

         o    all references in this prospectus supplement to actions by holders of those certificates will refer to actions taken by DTC upon instructions received from beneficial owners of those certificates through its participating organizations, and

         o    all references in this prospectus supplement to payments,
              distributions, remittances, notices, reports and statements made or sent to holders of those certificates will refer to payments, distributions, remittances, notices, reports and statements made or sent to DTC or Cede & Co., as the registered holder of those certificates, for payment or transmittal, as applicable, to the beneficial owners of those certificates through its participating organizations in accordance with DTC's procedures.

         The trustee will initially serve as registrar for purposes of providing for the registration of the offered certificates and, if and to the extent physical certificates are issued to the actual beneficial owners of any of the offered certificates, the registration of transfers and exchanges of those certificates.

         DTC, Euroclear and Clearstream, Luxembourg. You will hold your certificates through DTC, in the United States, or Clearstream Banking
Luxembourg or The Euroclear System, in Europe, if you are a participating organization of the applicable system, or indirectly through organizations that are participants in the applicable system. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of organizations that are participants in either of these systems, through customers' securities accounts in Clearstream,
Luxembourg's or Euroclear's names on the books of their

                                     S-116

respective depositaries. Those depositaries will, in turn, hold those positions in customers' securities accounts in the depositaries' names on the books of
DTC. For a discussion of DTC, Euroclear and Clearstream, Luxembourg, see
"Description of the Certificates--Book-Entry Registration--DTC, Euroclear and
Clearstream, Luxembourg" in the accompanying prospectus.

         Transfers between participants in DTC will occur in accordance with
DTC's rules. Transfers between participants in Clearstream, Luxembourg and
Euroclear will occur in accordance with their applicable rules and operating procedures. See "Description of the Certificates--Book-Entry
Registration--Holding and Transferring Book-Entry Certificates" in the
accompanying prospectus.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly through participants in Clearstream,
Luxembourg or Euroclear, on the other, will be accomplished through DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. However, these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant
European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities through DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Participants in
Clearstream, Luxembourg and Euroclear may not deliver instructions directly to the depositaries.

         Because of time-zone differences--

         o    credits of securities in Clearstream, Luxembourg or Euroclear as a result of a transaction with a DTC participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and

         o    those credits or any transactions in those securities settled during that processing will be reported to the relevant
              Clearstream, Luxembourg or Euroclear participant on that business day.

         Cash received in Clearstream, Luxembourg or Euroclear as a result of sales of securities by or through a Clearstream, Luxembourg or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or
Euroclear cash account only as of the business day following settlement in DTC.
For additional information regarding clearance and settlement procedures for the offered certificates and for information with respect to tax documentation procedures relating to the offered certificates, see Exhibit F hereto.

         Beneficial owners of offered certificates that are not participating organizations in DTC, Clearstream, Luxembourg or Euroclear, but desire to purchase, sell or otherwise transfer ownership or other interests in those certificates, may do so only through participating organizations in DTC,
Clearstream, Luxembourg or Euroclear. In addition, those beneficial owners will receive all distributions of principal and interest from the trustee through DTC and its participating organizations. Similarly, reports distributed to holders of the offered certificates pursuant to the pooling and servicing agreement and requests for the consent of those holders will be delivered to the beneficial owners of those certificates only through DTC, Clearstream, Luxembourg,
Euroclear and their participating organizations. Under a book-entry format, beneficial owners of offered certificates may experience some delay in their receipt of payments, reports and notices, since these payments, reports and notices will be forwarded by the trustee to Cede & Co., as nominee for DTC. DTC will forward the payments, reports and notices to its participating organizations, which thereafter will forward them to indirect DTC participants,
Clearstream, Luxembourg, Euroclear or beneficial owners of the offered certificates, as applicable.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of offered certificates among participating organizations on whose behalf it acts with respect to the offered certificates and to receive and transmit distributions of principal of, and interest on, the offered certificates. Direct and indirect DTC participants with which beneficial owners of the offered certificates have accounts with respect to those certificates similarly are required to make book-entry transfers and receive and transmit the payments on behalf of those beneficial owners. Accordingly, although the beneficial owners of offered certificates will not possess the offered certificates, the DTC rules provide a mechanism that will allow them to receive payments on their certificates and will be able to transfer their interests.

         DTC has no knowledge of the actual certificate owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the beneficial

                                     S-117

owners of those certificates. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         DTC's practice is to credit direct participants' accounts on the related distribution date in accordance with their respective holdings shown on
DTC's records unless DTC has reason to believe that it will not receive payment on that date. Disbursement of those distributions by participants to beneficial owners of offered certificates will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of each such participant (and not of DTC, us or any trustee, or servicer), subject to any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, the beneficial owners of offered certificates may receive payments after the related distribution date.

         The only holder of the offered certificates will be the nominee of DTC, and the beneficial owners of the offered certificates will not be recognized as certificateholders under the pooling and servicing agreement. Beneficial owners of the offered certificates will be permitted to exercise the rights of certificateholders under the pooling and servicing agreement only indirectly through the participants, which in turn will exercise their rights through DTC.

         Because DTC can only act on behalf of direct DTC participants, who in turn act on behalf of indirect DTC participants and certain banks, the ability of a beneficial owner of offered certificates to pledge those certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to those certificates, may be limited due to the lack of a physical certificate for those certificates.

         DTC has advised us that it will take any action permitted to be taken by holders of the offered certificates under the pooling and servicing agreement only at the direction of one or more participating organizations to whose accounts with DTC those certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that those actions are taken on behalf of participating organizations in DTC whose holdings include those undivided interests.

         Neither we nor any of the master servicer, the certificate registrar, the underwriters, the special servicer, or the trustee will have any liability for any actions taken by DTC or its nominee, including actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the offered certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

         Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of the offered certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         See "Description of the Certificates--Book-Entry Registration--Holding
and Transferring Book-Entry Certificates" in the accompanying prospectus.

DISTRIBUTION ACCOUNT

         General. The trustee must establish and maintain an account in which it will hold funds pending their distribution on the series 2005-C4 certificates and from which it will make those distributions. That distribution account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Funds held in the trustee's distribution account may be held in cash or, at the trustee's risk, invested in Permitted Investments.
Subject to the limitations in the pooling and servicing agreement, any interest or other income earned on funds in the trustee's distribution account will be paid to the trustee as additional compensation.

         Deposits. On the business day prior to each distribution date, the master servicer will be required to remit to the trustee for deposit in the distribution account the following funds:

         o    All payments and other collections on the mortgage loans and any
              REO Properties in the trust fund that are then on deposit in the master servicer's collection account, exclusive of any portion of those payments and other collections that represents one or more of the following:

              1.   monthly debt service payments due on a due date subsequent to the end of the related collection period;

              2.   payments and other collections received after the end of the related collection period;

                                     S-118

               3.  amounts that are payable or reimbursable from the master servicer's collection account to any person other than the series 2005-C4 certificateholders, including--

                   (a) amounts payable to the master servicer or the special
                       servicer as compensation, including master servicing
                       fees, special servicing fees, work-out fees, liquidation
                       fees, assumption fees, assumption application fees,
                       modification fees, extension fees, consent fees, waiver
                       fees, earnout fees and similar charges and, to the extent
                       not otherwise applied to cover interest on advances
                       and/or other Additional Trust Fund Expenses with respect
                       to the related underlying mortgage loan, Default Interest
                       and late payment charges, or as indemnification,

                   (b) amounts payable in reimbursement of outstanding advances, together with interest on those advances,

                   (c) amounts payable to any holder of the B-Note Companion
                       Loan, and

                   (d) amounts payable with respect to other trust fund
                       expenses;

              4.   net investment income on the funds in the collection account;
                   and

              5.   amounts deposited in the master servicer's collection account in error.

         o    Any advances of delinquent monthly debt service payments made by the master servicer with respect to the mortgage pool for that distribution date.

         o    Any payments made by the master servicer to cover Prepayment
              Interest Shortfalls incurred with respect to the mortgage pool during the related collection period.

         See "--Advances of Delinquent Monthly Debt Service Payments" below and
"The Pooling and Servicing Agreement--Collection Account" and "--Servicing and
Other Compensation and Payment of Expenses" in this prospectus supplement.

         With respect to each distribution date that occurs during March, commencing in March 2006, the trustee will be required to transfer from its interest reserve account, which we describe under "--Interest Reserve Account"
below, to its distribution account the interest reserve amounts that are then being held in that interest reserve account with respect to the mortgage loans in the trust fund that accrue interest on an Actual/360 Basis.

         Withdrawals. The trustee may from time to time make withdrawals from its distribution account for any of the following purposes:

         o    to pay itself a monthly fee which is described under "The Pooling and Servicing Agreement--Matters Regarding the Trustee" in this prospectus supplement;

         o    to indemnify itself and various related persons as described under
              "Description of the Governing Documents--Matters Regarding the
              Trustee" in the accompanying prospectus;

         o    to pay for the cost of recording the pooling and servicing agreement;

         o    to pay for any opinions of counsel required to be obtained in connection with any amendments to the pooling and servicing agreement;

         o    to pay any federal, state and local taxes imposed on the trust fund, its assets and/or transactions, together with all incidental costs and expenses, that are required to be borne by the trust fund as described under "Federal Income Tax
              Consequences--REMICs--Prohibited Transactions Tax and Other Taxes"
              in the accompanying prospectus and "The Pooling and Servicing
              Agreement--REO Properties" in this prospectus supplement;

         o    with respect to each distribution date during February of any year and each distribution date during January of any year that is not a leap year, to transfer to its interest reserve account the interest reserve amounts required to be so transferred in that month with respect to the underlying mortgage loans that accrue interest on an Actual/360 Basis;

                                     S-119

         o    to pay itself interest and other investment income earned on funds held in the distribution account; and

         o    to pay to the person entitled thereto any amounts deposited in the distribution account in error.

         On each distribution date, all amounts on deposit in the trustee's distribution account, exclusive of any portion of those amounts that are to be withdrawn for the purposes contemplated in the foregoing paragraph, will represent the Total Available Funds for that date. On each distribution date, the trustee will apply the Total Available Funds to make distributions on the series 2005-C4 certificates. However, notwithstanding the foregoing, distributions with respect to the any REMIC II regular interest related to any floating rate certificates will be made to the trustee's floating rate account on the business day preceding each distribution date, and distributions with respect to the series 2005-C4 certificates will be made on each distribution date.

         For any distribution date, the Total Available Funds will consist of three separate components:

         o    the portion of those funds that represent Yield Maintenance
              Charges collected on the underlying mortgage loans during the related collection period, which will be paid as additional interest to the holders of the class A-X, A-SP, A-1, A-2, A-3,
              A-AB, A-4, A-4M, A-1-A, A-J, B, C, D, E, F, G and/or H
              certificates, as described under "--Distributions--Distributions of Yield Maintenance Charges" below;

         o    the portion of those funds that represent Post-ARD Additional
              Interest collected on the ARD Loans in the trust fund during the related collection period, which will be paid to the holders of the class V certificates as described under
              "--Distributions--Distributions of Post-ARD Additional Interest"
              below; and

         o    the remaining portion of those funds, referred to in this
              prospectus supplement as the Available P&I Funds, which will be paid to the holders of all the series 2005-C4 certificates, other than the class V certificates, as described under
              "--Distributions--Priority of Distributions" below.

         In no event will any amounts allocable to any B-Note Companion Loan be available to cover any payments or reimbursements associated with any pooled mortgage loan other than the related A-Note Mortgage Loan. In addition, any amounts allocable to any B-Note Companion Loan will be available to cover payments and/or reimbursements associated with the related A-Note Mortgage Loan, only to the extent described under "Description of the Underlying Mortgage
Loans--The A/B Loan Pair" in this prospectus supplement.

FLOATING RATE ACCOUNT

         If the depositor exercises its option to issue any class of floating rate certificates, the trustee, on behalf of the trust, will be required to establish and maintain an account (which may be a sub-account of the distribution account, but for purposes of this prospectus supplement is described as a separate account) in which it will hold funds pending their distribution on the related class of certificates or to the swap counterparty and from which it will make those distributions. That floating rate account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Funds held in the trustee's floating rate account may be held in cash or, at the trustee's risk, invested in Permitted Investments.
Subject to the limitations in the pooling and servicing agreement, any interest or other income earned on funds in the trustee's floating rate account will be paid to the trustee as additional compensation.

         Deposits. The trustee will deposit into the floating rate account:

         o    all payments received from the swap counterparty in respect of the swap agreement as described under "Description of the Swap
              Agreement" in this prospectus supplement; and

         o    all amounts allocable to the related REMIC II regular interest.

         The trustee will be required to deposit in the floating rate account the amount of any losses of principal or interest arising from investments of funds held in the floating rate account. However, it will not be obligated to cover any losses resulting from the bankruptcy or insolvency of any depository institution holding the floating rate account meeting the requirements set forth in the pooling and servicing agreement.

                                     S-120

         Withdrawals. The trustee may from time to time make withdrawals from the floating rate account for any of the following purposes:

         o    to make regularly scheduled payments to the swap counterparty in respect of the swap agreement as described under "Description of the Swap Agreement" in this prospectus supplement;

         o    to make distributions to the related class of certificateholders on each distribution date as described under
              "--Distributions--Distributions on the Floating Rate Certificates"
              below;

         o    to pay itself interest and other investment income earned on funds held in the floating rate account; and

         o    to pay to the person entitled thereto any amounts deposited in the floating rate account in error.

         In the event that the trustee undertakes any action to enforce the rights of the trust under the swap agreement, any amounts owing to the trustee in respect of any losses, liabilities or expenses will not be payable from the trust fund.

         For any distribution date, the "Floating Rate Available Funds" will equal the sum of:

         o    the total amount of all principal and/or interest distributions, as well as all distributions of Yield Maintenance Charges, on or in respect of the related REMIC II regular interest with respect to that distribution date; plus

         o    the amounts, if any, received from the swap counterparty pursuant to the swap agreement for such distribution date; minus

         o    the regularly scheduled amounts, if any, required to be paid to the swap counterparty pursuant to the swap agreement for such distribution date.

         The Floating Rate Available Funds will be distributable on the any issued floating rate certificates as described under
"--Distributions--Distributions on the Floating Rate Certificates" below.

INTEREST RESERVE ACCOUNT

         The trustee, on behalf of the trust, must maintain an account or sub-account in which it will hold the interest reserve amounts described in the next paragraph with respect to the underlying mortgage loans that accrue interest on an Actual/360 Basis. That interest reserve account must be maintained in a manner and with a depository that satisfies rating agency standards for securitizations similar to the one involving the offered certificates.

         During January, except in a leap year, and February of each calendar year commencing in 2006, the trustee will, on or before the distribution date in that month, withdraw from its distribution account and deposit in its interest reserve account the interest reserve amount with respect to each of the underlying mortgage loans that accrue interest on an Actual/360 Basis and for which the monthly debt service payment due in that month was either received or advanced. In general, that interest reserve amount for each of those mortgage loans will equal one day's interest accrued at the related Net Mortgage Interest
Rate on the Stated Principal Balance of that loan as of the end of the related collection period. In the case of an ARD Loan, the interest reserve amount will not include Post-ARD Additional Interest.

         During March of each calendar year commencing in 2006, the trustee will, on or before the distribution date in that month, withdraw from its interest reserve account and deposit in its distribution account any and all interest reserve amounts then on deposit in the interest reserve account with respect to the underlying mortgage loans that accrue interest on an Actual/360
Basis. All interest reserve amounts that are so transferred from the interest reserve account to the distribution account will be included in the Available
P&I Funds for the distribution date during the month of transfer.

         The funds held in the trustee's interest reserve account may be held in cash or, at the risk of the trustee, invested in Permitted Investments. Subject to the limitations in the pooling and servicing agreement, any interest or other income earned on funds in the trustee's interest reserve account may be withdrawn from the interest reserve account and paid to the trustee as additional compensation.

         The trustee will be required to deposit in its interest reserve account the amount of any losses of principal arising from investments of funds held in the interest reserve account. However, it will not be obligated to cover any losses resulting from the bankruptcy or insolvency of any unaffiliated depository institution holding the interest reserve account.

                                     S-121

DISTRIBUTIONS

         General. For purposes of allocating payments on the respective classes of the series 2005-C4 certificates, the underlying mortgage loans will be divided into:

         1.   Loan group no. 1, which will consist of all of the underlying mortgage loans that are secured by property types other than multifamily and mobile home park, together with eight (8)
              underlying mortgage loans that are secured by multifamily and mobile home park property types. Loan group no. 1 will consist of
              114 mortgage loans, with an initial loan group no. 1 principal balance of $956,172,396, representing approximately 71.7% of the initial mortgage pool balance.

         2.   Loan group no. 2, which will consist of all but eight (8) of the underlying mortgage loans that are secured by the multifamily and mobile home park property types. Loan group no. 2 will consist of
              46 mortgage loans, with an initial loan group no. 2 balance of
              $377,179,840, representing approximately 28.3% of the initial mortgage pool balance.

Exhibit A-1 to this prospectus supplement identifies which underlying mortgage loans are included in each of loan group no. 1 and loan group no. 2.

         On each distribution date, the trustee will, subject to the Total
Available Funds and the exception described in the next sentence, make all distributions required to be made on the series 2005-C4 certificates on that date to the holders of record as of the close of business on the last business day of the calendar month preceding the month in which those distributions are to occur. The final distribution of principal and/or interest on any offered certificate, however, will be made only upon presentation and surrender of that certificate at the location to be specified in a notice of the pendency of that final distribution.

         In order for a series 2005-C4 certificateholder to receive distributions by wire transfer on and after any particular distribution date, that certificateholder must provide the trustee with written wiring instructions no later than the last day of the calendar month preceding the month in which that distribution date occurs. Otherwise, that certificateholder will receive its distributions by check mailed to it.

         Cede & Co. will be the registered holder of your offered certificates, and you will receive distributions on your offered certificates through DTC and its participating organizations, until physical certificates are issued, if ever. See "--Registration and Denominations" above.

         Distributions made to a class of series 2005-C4 certificateholders will be allocated among those certificateholders in proportion to their respective percentage interests in that class.

         Distributions on the Floating Rate Class Related REMIC II Regular
Interest. If the depositor exercises its option to issue floating rate certificates, then notwithstanding anything in this prospectus supplement to the contrary, all distributions allocable to the related REMIC II regular interest will be deposited into the floating rate account pending distribution thereof to the related class of certificateholders and/or the swap counterparty. In addition, for so long as the swap agreement relating to such class of certificates remains in effect and there is no continuing Swap Default, amounts described in this prospectus supplement as being distributable on or allocable to the related REMIC II regular interest with respect to any distribution date will be determined (taking into account all of the applicable payment priorities and the then known available funds) as of, and will be withdrawn from the distribution account and transferred to the floating rate account on, the business day preceding the subject distribution date.

         Interest Distributions. All of the classes of the series 2005-C4 certificates will bear interest, except for the R, LR and V classes will bear interest.

         With respect to each interest-bearing class of the series 2005-C4 certificates, that interest will accrue during each interest accrual period based upon:

         o    the pass-through rate with respect to that class for that interest accrual period;

         o    the total principal balance or notional amount, as the case may be, of that class outstanding immediately prior to the related distribution date; and

         o    the assumption that each year consists of twelve 30-day months
              (or, in the case of any floating rate class of certificates, for so long as the swap agreement is in effect and no continuing Swap
              Default exists, based on

                                     S-122

              the actual number of days in that interest accrual period and the assumption that each year consists of 360 days);

except that if (a) the total amount of interest distributions with respect to the REMIC II regular interest related to any floating rate class for any distribution date is less than (b) 1/12th of the product of the lesser of (X) a specified percentage per annum and (Y) a weighted average coupon derived from the net interest rates on the underlying mortgage loans, multiplied by (ii) the total principal balance of the related floating rate certificates immediately prior to that distribution date, then there will be a proportionate reduction to the amount of interest distributable on the such class of certificates.

         In addition, if the pass-through rate of the REMIC II regular interest related to any floating rate class for any interest accrual period is limited by the weighted average of the net interest rates of the underlying mortgage loans, the amount by which the interest distributable with respect to such REMIC II regular interest is reduced as a result of such limitation will result in the amount of interest payable by the trust to the swap counterparty being reduced by such amount. As a result, the amount payable by the swap counterparty to the trust will be reduced proportionately, and therefore a corresponding reduction will be made by the amount of interest distributable with respect to the related class of certificates on that distribution date.

         However, no interest will accrue with respect to the class A-SP
certificates following the          interest accrual period.

         On each distribution date, subject to the Available P&I Funds for that date and the distribution priorities described below, the holders of each interest-bearing class of the series 2005-C4 certificates will be entitled to receive--

         o    the total amount of interest accrued during the related interest accrual period with respect to that class of certificates, reduced by

         o    the portion of any Net Aggregate Prepayment Interest Shortfall for
              that distribution date that is allocable to that class of series
              2005-C4 certificates.

         If the holders of any interest-bearing class of the series 2005-C4 certificates do not receive all of the interest to which they are entitled on any distribution date, as described in the prior paragraph, then they will continue to be entitled to receive the unpaid portion of that interest on future distribution dates, subject to the Available P&I Funds for those future distribution dates and the distribution priorities described below.

         The portion of any Net Aggregate Prepayment Interest Shortfall for any
distribution date that is allocable to reduce the current accrued interest then payable with respect to any particular interest-bearing class of the series
2005-C4 (other than any issued floating rate class of certificates) will equal the product of:

         o    in the case of the each interest-bearing class of series 2005-C4 certificates (other than any issued floating rate class of certificates), the product of--

              1.   the total amount of that Net Aggregate Prepayment Interest
                   Shortfall, multiplied by

              2.   a fraction, the numerator of which is the total amount of
                   interest accrued during the related interest accrual period with respect to the subject interest-bearing class of series
                   2005-C4 certificates (calculated without regard to any
                   allocation of that Net Aggregate Prepayment Interest
                   Shortfall), and the denominator of which is the total amount of interest accrued during the related interest accrual
                   period with respect to all of the interest-bearing classes of the series 2005-C4 certificates (other than any issued
                   floating rate class of certificates and calculated without regard to any allocation of that Net Aggregate Prepayment
                   Interest Shortfall).

         Calculation of Pass-Through Rates. The pass-through rate applicable to each interest-bearing class of series 2005-C4 certificates for the initial interest accrual period is shown on page S-5.

         The pass-through rates applicable to the class  ,  ,  ,  ,  , and certificates for each interest accrual period will remain fixed at the initial pass-through rate for that class shown on page S-5.

         The pass-through rates applicable to the class    , and    certificates
for each interest accrual period will, in the case of each of those classes, equal the Weighted Average Net Mortgage Pass-Through Rate for the related distribution date.

                                     S-123

         The pass-through rates applicable to the class  ,  ,  ,  ,  ,  ,  ,  ,
 ,  ,  , and       certificates for each interest accrual period will, in the case of each of those classes, equal the lesser of--

         o    the pass-through rate applicable to the particular class of series
              2005-C4 certificates for the initial interest accrual period shown on page S-5, and

         o    the Weighted Average Net Mortgage Pass-Through Rate for the
              related distribution date.

         If and for so long as the swap agreement is in effect, the pass-through rate applicable to the floating rate class of certificates for each interest accrual period will equal LIBOR plus a specified percentage per annum. However, the pass-through rate with respect to any such class of certificates may be effectively reduced as a result of shortfalls allocated to the related REMIC II regular interest. In addition, during the occurrence of a Swap Default or if the related swap agreement is terminated and a replacement swap agreement is not obtained, the pass-through rate applicable to any such class of certificates will convert to a per annum rate equal to the pass-through rate on the related
REMIC II regular interest, and accordingly the interest accrual period and interest accrual basis for the related class of certificates would convert to those of the related REMIC II regular interest. See "--Distributions on the
Floating Rate Certificates" and "Description of the Swap Agreement--The Swap
Agreement" in this prospectus supplement.

         The term "LIBOR" would mean, with respect to any floating rate class of certificates and each interest accrual period for those certificates, the rate for deposits in U.S. Dollars, for a period equal to one month, which appears on the Dow Jones Market Service (formerly Telerate) Page 3750 as of 11:00 a.m.,
London time, on the related LIBOR Determination Date. If such rate does not appear on Dow Jones Market Service Page 3750, LIBOR for that interest accrual period will be determined on the basis of the rates at which deposits in U.S.
Dollars are offered by any five major reference banks in the London interbank market selected by the swap counterparty to provide such bank's offered quotation of such rates at approximately 11:00 a.m., London time, on the related
LIBOR Determination Date to prime banks in the London interbank market for a period of one month, commencing on the first day of such interest accrual period and in an amount that is representative for a single such transaction in the relevant market at the relevant time. The swap counterparty will request the principal London office of any five major reference banks in the London interbank market selected by the swap counterparty to provide a quotation of such rates, as offered by each such bank. If at least two such quotations are provided, LIBOR for that interest accrual period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, LIBOR for that interest accrual period will be the arithmetic mean of the rates quoted by major banks in New York City selected by the swap counterparty, at approximately 11:00 a.m., New York City time, on the related LIBOR Determination
Date with respect to such interest accrual period for loans in U.S. Dollars to leading European banks for a period equal to one month, commencing on the LIBOR
Determination Date with respect to such interest accrual period and in an amount that is representative for a single such transaction in the relevant market at the relevant time.

         The "LIBOR Determination Date" for any floating rate class of certificates is (i) with respect to the initial interest accrual period, August
  , 2005, and (ii) with respect to each interest accrual period thereafter, the date that is two LIBOR Business Days prior to the commencement of the subject interest accrual period. A "LIBOR Business Day" is any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England.

         The pass-through rate for the class A-SP certificates, for each
interest accrual period through and including the            interest accrual
period, will equal the weighted average of the respective strip rates, which we refer to as class A-SP strip rates, at which interest accrues from time to time on the respective components of the total notional amount of the class A-SP certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of a specified class of series of 2005-C4 principal balance certificates. If the entire total principal balance of any class of series 2005-C4 principal balance certificates is identified under
"--General" above as being part of the total notional amount of the class A-SP certificates immediately prior to any distribution date, then that total principal balance will, in its entirety, represent a separate component of the total notional amount of the class A-SP certificates for purposes of calculating the accrual of interest during the related interest accrual period. If only part of the total principal balance of any class of series 2005-C4 principal balance certificates is identified as being part of the total notional balance of the class A-SP certificates immediately prior to any distribution date, then that particular portion of the total principal balance of that class of series
2005-C4 principal balance certificates will represent a separate component of the total notional amount of the class A-SP certificates for purposes of calculating the accrual of interest during the related interest accrual period.
For purposes of accruing interest during any interest accrual period, through and including the interest accrual period, on any particular component of the total notional amount of the class A-SP certificates immediately prior to the related distribution date, the applicable class A-SP strip rate will equal the excess, if any, of:

                                     S-124

         o    the lesser of (a) the reference rate specified on Exhibit D to this prospectus supplement with respect to the related
              distribution date and (b) the Weighted Average Net Mortgage
              Pass-Through Rate for the related distribution date, over

         o    the pass-through rate in effect during the subject interest accrual period for the class of series 2005-C4 principal balance certificates whose total principal balance, or a designated portion thereof, comprises such component.

         Following the          interest accrual period, the class A-SP
certificates will cease to accrue interest. In connection therewith, the class
A-SP certificates will have 0% pass-through rate for the       interest accrual
period and for each interest accrual period thereafter.

         The pass-through rate for the class A-X certificates for any interest accrual period will equal the weighted average of the respective strip rates, which we refer to as class A-X strip rates, at which interest accrues from time to time on the respective components of the total notional amount of the class
A-X certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of one of the classes of series 2005-C4 principal balance certificates. In general, the total principal balance of each class of series 2005-C4 principal balance certificates will constitute a separate component of the total notional amount of the class A-X certificates;
provided that, if a portion, but not all, of the total principal balance of any such class of series 2005-C4 principal balance certificates is identified under
"--General" above as being part of the total notional amount of the class A-SP certificates immediately prior to any distribution date, then that identified portion of such total principal balance will represent one separate component of the total notional amount of the class A-X certificates for purposes of calculating the accrual of interest during the related interest accrual period and the remaining portion of such total principal balance will represent another separate component of the total notional amount of the class A-X certificates for purposes of calculating the accrual of interest during the related interest accrual period. For purposes of accruing interest during any interest accrual period, through and including the interest accrual period, on any particular component of the total notional amount of class A-X certificates immediately prior to the related distribution date, the applicable class A-X strip rate will be calculated as follows:

         o    if such particular component consists of the entire total
              principal balance of any class of series 2005-C4 principal balance certificates, and if such total principal balance also
              constitutes, in its entirety, a component of the total notional amount of the class A-SP certificates immediately prior to the related distribution date, then the applicable class A-X strip rate will equal the excess, if any, of (1) the Weighted Average
              Net Mortgage Pass-Through Rate for the related distribution date, over (2) the reference rate specified on Exhibit D to this prospectus supplement with respect to the related distribution date;

         o    if such particular component consists of a designated portion (but not all) of the total principal balance of any class of series
              2005-C4 principal balance certificates and if such designated portion of such total principal balance also constitutes a component of the total notional amount of the class A-SP
              certificates immediately prior to the related distribution date, then the applicable class A-X strip rate will equal the excess, if any, of (1) the Weighted Average Net Mortgage Pass-Through Rate
              for the related distribution date, over (2) the reference rate specified on Exhibit D to this prospectus supplement with respect to the related distribution date;

         o    if such particular component consists of the entire total
              principal balance of any class of series 2005-C4 principal balance certificates, and if such total principal balance does not, in whole or in part, also constitute a component of the total notional amount of the class A-SP certificates immediately prior to the related distribution date, then the applicable class A-X strip rate will equal the excess, if any, of (1) the Weighted
              Average Net Mortgage Pass-Through Rate for the related
              distribution date, over (2) the pass-through rate in effect during the subject interest accrual period for the subject class of series 2005-C4 principal balance certificates; and

         o    if such particular component consists of a designated portion (but not all) of the total principal balance of any class of series
              2005-C4 principal balance certificates, and if such designated portion of such total principal balance does not also constitute a component of the total notional amount of the class A-SP
              certificates immediately prior to the related distribution date, then the applicable class A-X strip rate will equal the excess, if any, of (1) the Weighted Average Net Mortgage Pass-Through Rate
              for the related distribution date, over (2) the pass-through rate in effect during the subject interest accrual period for the subject class of series 2005-C4 principal balance certificates.

                                     S-125

         Notwithstanding the foregoing, for purposes of accruing interest on the class A-X certificates during each interest accrual period subsequent to the interest accrual period, the total principal balance of each class of series 2005-C4 principal balance certificates will constitute a single separate component of the total notional amount of the class A-X certificates, and the applicable class A-X strip rate with respect to each such component for each such interest accrual period will equal the excess, if any, of (a) the Weighted
Average Net Mortgage Pass-Through Rate for the related distribution date, over
(b) the pass-through rate in effect during the subject interest accrual period for the class of series 2005-C4 principal balance certificates whose principal balance makes up such component.

         The calculation of the Weighted Average Net Mortgage Pass-Through Rate
and the Net Mortgage Pass-Through Rate will be unaffected by any change in the mortgage interest rate for any underlying mortgage loan, including in connection with any bankruptcy or insolvency of the related borrower or any modification of that mortgage loan agreed to by the master servicer or the special servicer.

         The class R, class LR and class V certificates will not be interest-bearing and, therefore, will not have pass-through rates.

         Principal Distributions. Subject to the Available P&I Funds and the
priority of distributions described below, the total amount of principal payable with respect to the series 2005-C4 principal balance certificates on each distribution date will equal the Total Principal Distribution Amount for that date.

         In general, subject to the Available P&I Funds and the priority of distributions described below, the total amount of principal to which the holders of the class A-1, A-2, A-3, A-AB, A-4, A-4M and A-1-A certificates will be entitled on each distribution date will, in the case of each of those classes, generally equal:

         o    in the case of the class A-1-A certificates, an amount (not to exceed the total principal balance of the class A-1-A certificates outstanding immediately prior to the subject distribution date)
              equal to the portion of the Total Principal Distribution Amount for the subject distribution date that is attributable to loan group no. 2;

         o    in the case of the class A-AB certificates, an amount up to the
              Total Principal Distribution Amount for the subject distribution date (exclusive of any distributions of principal to which the holders of the class A-1-A certificates are entitled on the subject distribution date as described in the immediately
              preceding bullet), until the principal balance of the class A-AB certificate has been reduced to the targeted principal balance set forth for the class A-AB certificates for the subject distribution date on Exhibit E hereto;

         o    in the case of the class A-1 certificates, an amount (not to exceed the total principal balance of the class A-1 certificates outstanding immediately prior to the subject distribution date)
              equal to the Total Principal Distribution Amount for the subject distribution date (exclusive of any distributions of principal to which the holders of the class A-1-A and class A-AB certificates are entitled on the subject distribution date as described in the immediately preceding two bullets);

         o    in the case of the class A-2 certificates, an amount (not to exceed the total principal balance of the class A-2 certificates outstanding immediately prior to the subject distribution date)
              equal to the Total Principal Distribution Amount for the subject distribution date (exclusive of any distributions of principal to which the holders of the class A-1-A, A-AB and/or A-1 certificates are entitled on the subject distribution date as described in the immediately preceding three bullets);

         o    in the case of the class A-3 certificates, an amount (not to exceed the total principal balance of the class A-3 certificates outstanding immediately prior to the subject distribution date)
              equal to the Total Principal Distribution Amount for the subject distribution date (exclusive of any distributions of principal to which the holders of the class A-1-A, A-AB, A-1 and/or A-2 certificates are entitled on the subject distribution date as described in the immediately preceding four bullets);

         o    in the case of the class A-AB certificates, an amount (not to exceed the total principal balance of the class A-AB certificates outstanding after application of principal as described in the fourth preceding bullet) equal to the Total Principal Distribution
              Amount for the subject distribution date (exclusive of any distributions of principal to which the holders of the class
              A-1-A, A-AB, A-1, A-2 and/or A-3 certificates are entitled on the subject distribution date as described in the immediately
              preceding five bullets);

         o    in the case of the class A-4 certificates, an amount (not to exceed the total principal balance of the class A-4 certificates outstanding immediately prior to the subject distribution date)
              equal to the Total Principal

                                     S-126

              Distribution Amount for the subject distribution date (exclusive of any distributions of principal to which the holders of the class A-1-A, A-AB, A-1, A-2 and/or A-3 certificates are entitled on the subject distribution date as described in the immediately preceding six bullets); and

         o    in the case of the class A-4M certificates, an amount (not to exceed the total principal balance of the class A-4M certificates outstanding immediately prior to the subject distribution date)
              equal to the Total Principal Distribution Amount for the subject distribution date (exclusive of any distributions of principal to which the holders of the class A-1-A, A-AB, A-1, A-2, A-3 and/or
              A-4 certificates are entitled on the subject distribution date as described in the immediately preceding seven bullets).

         In addition, if the total principal balance of the class A-1, A-2, A-3,
A-AB, A-4 and A-4M certificates is reduced to zero before the total principal balance of the class A-1-A certificates is reduced to zero, then (subject to the
Available P&I Funds and the priority of distributions described below) the holders of the class A-1-A certificates, to the extent necessary to reduce the total principal balance of the class A-1-A certificates to zero, will be entitled to an additional distribution of principal up to the portion of the
Total Principal Distribution Amount for each distribution date attributable to loan group no. 1 (to the extent such portion of the Total Principal Distribution
Amount was not otherwise applied, on such distribution date, to reduce the total principal balance of the class A-1, A-2, A-3, A-AB, A-4 and/or A-4M certificates to zero).

         Notwithstanding the foregoing, on each distribution date coinciding with or following the Senior Principal Distribution Cross-Over Date, and in any
event on the final distribution date, assuming that any two or more of the A-1,
A-2, A-3, A-AB, A-4, A-4M and A-1-A classes are outstanding at that time, distributions of principal on the A-1, A-2, A-3, A-AB, A-4, A-4M and/or A-1-A classes, as applicable, will be made on a pro rata basis in accordance with the respective total principal balances of those classes then outstanding, up to the
Total Principal Distribution Amount for the subject distribution date; provided, that the class A-4 and class A-4M will be treated as a single class for the purpose of making distributions of principal with such distributions being first applied to the reduction of the class A-4 certificates until the total principal balance of the class A-4 certificates is reduced to zero and then applied to the reduction of the class A-4M certificates until the total principal balance of the class A-4M certificates is reduced to zero.

         In general, subject to the Available P&I Funds and the priority of distributions described below, the total amount of principal to which the holders of the class A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P certificates will be entitled on each distribution date will, in the case of each of those classes, equal:

         o    the total principal balance of the subject class of series 2005-C4 principal balance certificates outstanding immediately prior to the subject distribution date; and

         o    the excess, if any, of (a) the Total Principal Distribution Amount
              for the subject distribution date, over (b) the total principal balance of all other classes of series 2005-C4 principal balance certificates that, as described under "--Priority of
              Distributions" below, are senior in right of distribution to the subject class of series 2005-C4 principal balance certificates.

         IN NO EVENT WILL THE HOLDERS OF THE CLASS A-J, B, C, D, E, F, G, H, J,
K, L, M, N, O AND P CERTIFICATES BE ENTITLED TO RECEIVE ANY DISTRIBUTIONS OF
PRINCIPAL UNTIL THE TOTAL PRINCIPAL BALANCE OF THE CLASS A-1, A-2, A-3, A-AB,
A-4, A-4M AND A-1-A CERTIFICATES IS REDUCED TO ZERO. FURTHERMORE, IN NO EVENT
WILL THE HOLDERS OF ANY CLASS OF SERIES 2005-C4 PRINCIPAL BALANCE CERTIFICATES
(EXCLUSIVE OF THE CLASS A-1, A-2, A-3, A-AB, A-4, A-4M AND A-1-A CERTIFICATES)
BE ENTITLED TO RECEIVE ANY DISTRIBUTIONS OF PRINCIPAL UNTIL THE TOTAL PRINCIPAL
BALANCE OF ALL OTHER MORE SENIOR CLASSES OF SERIES 2005-C4 PRINCIPAL BALANCE
CERTIFICATES IS REDUCED TO ZERO.

         If the master servicer or the trustee reimburses itself out of general collections on the mortgage pool for any advance that it or the special servicer has determined is not recoverable out of collections on the related mortgage loan, then that advance (together with accrued interest thereon) will be deemed, to the fullest extent permitted, to be reimbursed first out of payments and other collections of principal otherwise distributable on the series 2005-C4 certificates, prior to being deemed reimbursed out of payments and other collections of interest otherwise distributable on the series 2005-C4 certificates.

         Additionally, in the event that any advance (including any interest accrued thereon) with respect to a defaulted underlying mortgage loan remains unreimbursed following the time that such underlying mortgage loan is modified and returned to performing status, the master servicer or the trustee will be entitled to reimbursement for that advance (even though that advance is not deemed nonrecoverable out of collections on the related underlying mortgage loan), on a monthly basis, out of -- but solely out of -- payments and other collections of principal on all the underlying mortgage loans after the application of those principal payments and collections to reimburse any party for nonrecoverable debt service advances and/or servicing advances as described in the prior paragraph (thereby reducing the amount of principal otherwise

                                     S-127

distributable on the series 2005-C4 certificates on the related distribution date). If any such advance is not reimbursed in whole on any distribution date due to insufficient principal collections during the related collection period, then the portion of that advance which remains unreimbursed will be carried over
(with interest thereon continuing to accrue) for reimbursement on the following distribution date (to the extent of principal collections available for that purpose). If any such advance, or any portion of any such advance, is determined, at any time during this reimbursement process, to be ultimately nonrecoverable out of collections on the related underlying mortgage loan, then the master servicer or the trustee, as applicable, will be entitled to immediate reimbursement as a nonrecoverable advance in an amount equal to the portion of that advance that remains outstanding, plus accrued interest.

         Class A-AB Targeted Principal Balance. The "Class A-AB Targeted
Principal Balance" for any distribution date is the balance shown for such distribution date in the table set forth in Exhibit E to this prospectus supplement. Such balances were calculated using, among other things, the
Modeling Assumptions. Based on such assumptions, the total principal balance of the Class A-AB Certificates on each distribution date would be reduced to approximately the balance indicated for such distribution date on the table.
There is no assurance, however, that the Mortgage Loans will perform in conformity with the Modeling Assumptions. Therefore, there can be no assurance that the balance of the Class A-AB Certificates on any distribution date will be equal to the approximate balance that is specified for such distribution date in the table. In particular, once the total principal balances of the Class A-1-A
Certificates, Class A-1, Class A-2 and Class A-3 Certificates have been reduced to zero, any remaining portion on any distribution date of the Total Principal
Distribution Amount attributable to loan group no. 2 will be distributed on the
Class A-AB Certificates until the total principal balance of the Class A-AB
Certificates is reduced to zero, and once the total principal balances of the
Class A-1, Class A-2 and Class A-3 Certificates have been reduced to zero, any remaining portion on any distribution date of the Total Principal Distribution
Amount attributable to loan group no. 1 will be distributed on the Class A-AB
Certificates until the total principal balance of the Class A-AB Certificates is reduced to zero.

         Loss Reimbursement Amounts. As discussed under "--Reductions of
Certificate Principal Balances in Connection with Realized Losses and Additional
Trust Fund Expenses" below, the total principal balance of any class of series
2005-C4 principal balance certificates may be reduced without a corresponding distribution of principal. If that occurs with respect to any class of series
2005-C4 principal balance certificates, then, subject to the Available P&I Funds for each subsequent distribution date and the priority of distributions described below, the holders of that class will be entitled to be reimbursed for the amount of that reduction, without interest. References to "loss reimbursement amount" in this prospectus supplement mean, in the case of any class of series 2005-C4 principal balance certificates, for any distribution date, the total amount to which the holders of that class are entitled as reimbursement for all previously unreimbursed reductions, if any, made in the total principal balance of that class on all prior distribution dates as discussed under "--Reductions of Certificate Principal Balances in Connection
with Realized Losses and Additional Trust Fund Expenses" below.

         Priority of Distributions. On each distribution date, the trustee will apply the Available P&I Funds for that date to make the following distributions in the following order of priority, in each case to the extent of the remaining portion of the Available P&I Funds:



      ORDER OF            RECIPIENT
    DISTRIBUTION       CLASS OR CLASSES             TYPE AND AMOUNT OF DISTRIBUTION
------------------   --------------------  -----------------------------------------------------

1st
                        A-1, A-2, A-3,     From the portion of the Available P&I Funds
                          A-AB, A-4        attributable to the underlying mortgage loans
                          and A-4M*        in loan group no. 1, interest up to the total
                                           interest distributable on those classes, pro
                                           rata based on the respective interest
                                           entitlements of those classes; provided that
                                           the class A-4 and class A-4M will be considered
                                           a single class for the purpose of receiving its
                                           pro rata share of interest entitlements and
                                           such interest will be applied first to the
                                           class A-4 certificates and then to the class
                                           A-4M certificates up to its respective interest
                                           entitlements

                            A-1-A*         From the portion of the Available P&I Funds
                                           attributable to the underlying mortgage loans
                                           in loan group no. 2, interest up to the total
                                           interest distributable on that class

                        A-X and A-SP*      From the entire Available P&I Funds, interest
                                           up to the total interest distributable on those
                                           classes, pro rata based on the respective
                                           interest entitlements of those classes, without
                                           regard to loan groups


--------------------------

     * If the portion of the Available P&I Funds allocable to pay interest on any one or more of the A-1, A-2, A-3, A-AB, A-4, A-4M, A-1-A, A-X and A-SP
classes, as set forth in the table above, is insufficient for that purpose, then the Available P&I Funds will be applied to pay interest on all those classes, pro rata based on entitlement; provided that the class A-4 and class A-4M will be considered a single class for the purpose of receiving its pro rata share of interest entitlements and such interest will be applied first to the class A-4 certificates and then to the class A-4M certificates up to its respective interest entitlements.

                                     S-128



      ORDER OF            RECIPIENT
    DISTRIBUTION       CLASS OR CLASSES             TYPE AND AMOUNT OF DISTRIBUTION
------------------   --------------------  -----------------------------------------------------------------------

       2nd
                          A-1, A-2,         Principal up to the portion of the Total
                       A-3, A-AB, A-4       Principal Distribution Amount that is
                          and  A-4M**       attributable to loan group no. 1 (and, if the
                                            class A-1-A certificates are retired, any
                                            portion of the Total Principal Distribution
                                            Amount that is attributable to loan group no.
                                            2), to class A-AB until the principal balance
                                            of the class A-AB certificates has been reduced
                                            to the targeted principal balance set forth for
                                            the class A-AB certificates for the subject
                                            distribution date on Exhibit E hereto, then
                                            class A-1, A-2, A-3, A-AB, A-4 and A-4M
                                            certificates in that order, in each case until
                                            the total principal balance of that class has
                                            been reduced to zero

                          A-1-A**           Principal up to the portion of the Total
                                            Principal Distribution Amount that is
                                            attributable to loan group no. 2 (and, if the
                                            class A-4M certificates are retired, any
                                            portion of the Total Principal Distribution
                                            Amount that is attributable to loan group no.
                                            1), until the total principal balance of that
                                            class has been reduced to zero

       3rd             A-1, A-2, A-3,       Reimbursement up to the loss
                         A-AB, A-4,         reimbursement amounts for those classes, pro
                           A-4M             rata  based on the respective
                         and A-1-A          loss reimbursement amounts for those classes;
                                            provided that  with respect to the
                                            class A-4 and class A-4M certificates, such
                                            classes will be treated as a single class when
                                            determining its pro rata share of any loss
                                            reimbursement amounts with such loss
                                            reimbursement amounts being applied first to
                                            the class A-4 certificates and then to the
                                            class A-4M certificates
--------------------- ------------------- ------------------------------------------------------------------------
       4th                 A-J              Interest up to the total interest distributable on that class

       5th                 A-J              Principal up to the total principal distributable on that class

       6th                 A-J              Reimbursement up to the loss reimbursement amount for that class
--------------------- -------------------  ------------------------------------------------------------------------
       7th                  B               Interest up to the total interest distributable on that class

       8th                  B               Principal up to the total principal distributable on that class

       9th                  B               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ------------------------------------------------------------------------
       10th                 C               Interest up to the total interest distributable on that class

       11th                 C               Principal up to the total principal distributable on that class

       12th                 C               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ------------------------------------------------------------------------
       13th                 D               Interest up to the total interest distributable on that class

       14th                 D               Principal up to the total principal distributable on that class

       15th                 D               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ------------------------------------------------------------------------
       16th                 E               Interest up to the total interest distributable on that class

       17th                 E               Principal up to the total principal distributable on that class



--------------------
     ** In general, no payments of principal will be made in respect of the class A-1 certificates until the total principal balance of the class A-AB certificates is reduced to the balance set forth on Exhibit E hereto, no payments of principal will be made in respect of the class A-2 certificates until the total principal balance of the class A-1 certificates is reduced to zero, no payments of principal will be made in respect of the class A-3 certificates until the total principal balance of the class A-2 certificates is reduced to zero, no payments of principal will be made in respect of the class
A-AB certificates (except as necessary to reduce the total principal balance of such class to the balance set forth on Exhibit E hereto) until the total principal balance of the class A-3 certificates is reduced to zero, no payments of principal will be made in respect of the class A-4 certificates until the total principal balance of the class A-AB certificates is reduced to zero; and
no payments of principal will be made in respect of the class A-4M certificates until the total principal balance of the class A-4 certificates is reduced to zero. In addition, for purposes of receiving distributions of principal from the portion of the Total Principal Distribution Amount attributable to loan group
no. 1, the holders of the class A-1, A-2, A-3, A-AB, A-4 and A-4M certificates will have a prior right, relative to the holders of the class A-1-A certificates, to any such funds; and, for purposes of receiving distributions of principal from the portion of the Total Principal Distribution Amount attributable to loan group no. 2, the holders of the class A-1-A certificates will have a prior right, relative to the holders of the class A-1, A-2, A-3,
A-AB, A-4 and A-4M certificates, to any such funds. On and after the Senior
Principal Distribution Cross-Over Date and, in any event on the final distribution date, principal distributions on the A-1, A-2, A-3, A-AB, A-4, A-4M and A-1-A classes will be made on a pro rata basis in accordance with outstanding balances; provided that the class A-4 and class A-4M will be considered a single class for the purpose of receiving its pro rata share of principal distributions and such principal will be applied first to the class
A-4 certificates up to the total principal distributable on that class and then to the class A-4M certificates up to the total principal distributable on that class.

                                     S-129



      ORDER OF            RECIPIENT
    DISTRIBUTION       CLASS OR CLASSES             TYPE AND AMOUNT OF DISTRIBUTION
------------------   --------------------  --------------------------------------------------------------------

       18th                 E               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ---------------------------------------------------------------------
       19th                 F               Interest up to the total interest distributable on that class

       20th                 F               Principal up to the total principal distributable on that class

       21st                 F               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ---------------------------------------------------------------------
       22nd                 G               Interest up to the total interest distributable on that class

       23rd                 G               Principal up to the total principal distributable on that class

       24th                 G               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ---------------------------------------------------------------------
       25th                 H               Interest up to the total interest distributable on that class

       26th                 H               Principal up to the total principal distributable on that class

       27th                 H               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ---------------------------------------------------------------------
       28th                 J               Interest up to the total interest distributable on that class

       29th                 J               Principal up to the total principal distributable on that class

       30th                 J               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ---------------------------------------------------------------------
       31st                 K               Interest up to the total interest distributable on that class

       32nd                 K               Principal up to the total principal distributable on that class

       33rd                 K               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ---------------------------------------------------------------------
       34th                 L               Interest up to the total interest distributable on that class

       35th                 L               Principal up to the total principal distributable on that class

       36th                 L               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ---------------------------------------------------------------------
       37th                 M               Interest up to the total interest distributable on that class

       38th                 M               Principal up to the total principal distributable on that class

       39th                 M               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ---------------------------------------------------------------------
       40th                 N               Interest up to the total interest distributable on that class

       41st                 N               Principal up to the total principal distributable on that class

       42nd                 N               Reimbursement up to the loss reimbursement amount for that class

--------------------- ------------------- ---------------------------------------------------------------------
       43rd                 O               Interest up to the total interest distributable on that class

       44th                 O               Principal up to the total principal distributable on that class

       45th                 O               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ---------------------------------------------------------------------
       46th                 P               Interest up to the total interest distributable on that class

       47th                 P               Principal up to the total principal distributable on that class

       48th                 P               Reimbursement up to the loss reimbursement amount for that class
--------------------- ------------------- ---------------------------------------------------------------------
       49th              R and LR           Any remaining portion of the Available P&I Funds


         Distributions of Yield Maintenance Charges. If any Yield Maintenance
Charge is collected during any particular collection period in connection with the prepayment of any of the underlying mortgage loans, then the trustee will distribute that Yield Maintenance Charge as additional interest, on the distribution date corresponding to that collection period, as follows:

         o    the holders of any class A-1, A-2, A-3, A-AB, A-4, A-4M, A-1-A,
              A-J, B, C, D, E, F, G and H certificates that are then entitled to distributions of principal on that distribution date out of that portion of the Total

                                     S-130

              Principal Distribution Amount for that date that is attributable to the loan group (i.e., loan group no. 1 or loan group no. 2)
              that includes the prepaid mortgage loan, will be entitled to an amount equal to, in the case of each such class, the product of--

              1.   the amount of the subject Yield Maintenance Charge multiplied by

              2.   a fraction, not greater than one or less than zero, the
                   numerator of which is equal to the excess, if any, of the
                   pass-through rate applicable to that class of series 2005-C4 principal balance certificates, as the case may be, for the related interest accrual period, over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate for the prepaid mortgage loan, over the relevant discount rate, multiplied by

              3.   a fraction, not greater than one or less than zero, the
                   numerator of which is equal to the total distributions of
                   principal to be made with respect to that class of series
                   2005-C4 principal balance certificates, on the subject
                   distribution date from that portion of the Total Principal
                   Distribution Amount for that date that is attributable to the loan group that includes the prepaid mortgage loan, and the denominator of which is equal to that portion of the Total
                   Principal Distribution Amount for the subject distribution date that is attributable to the loan group that includes the prepaid mortgage loan; and

         o    any portion of the subject Yield Maintenance Charge that may remain after any distribution(s) contemplated by the prior bullet will be distributed as follows:

              1.   for each of the first distribution dates, if the class A-SP certificates are then outstanding, % of such amount to the holders of the class A-SP certificates and % of such amount to the holders of the class A-X certificates; and

              2.   otherwise, entirely to the holders of the class A-X
                   certificates.

         For purposes of the foregoing, the relevant discount rate will, in general, be the same discount rate that was used to calculate the subject Yield
Maintenance Charge, exclusive of any applicable spread. However, in the case of any underlying mortgage loan that provides for a discount rate that is equal to or based on a U.S. Treasury rate that has not been converted to a monthly equivalent rate, the relevant discount rate for purposes of the foregoing, exclusive of any applicable spread, will be so converted.

         After the distribution date on which the last of the offered certificates is retired and the swap agreement is terminated, 100% of all Yield
Maintenance Charges collected on the underlying mortgage loans will be distributed as additional interest to the holders of the class E, F, G, H, A-X and/or A-SP certificates.

         For so long as the swap agreement relating to any floating rate class of certificates remains in effect and no Swap Default exists, such class or classes of certificates will be entitled to its respective share of any Yield
Maintenance Charge, to the extent any such Yield Maintenance Charge is not payable to the swap counterparty under a swap agreement entered into in connection therewith.

         As described under "The Pooling and Servicing Agreement--Servicing and
Other Compensation and Payment of Expenses" in this prospectus supplement, liquidation fees may be paid from Yield Maintenance Charges. In such cases, the formulas described above for allocating any Yield Maintenance Charge to any particular class of series 2005-C4 certificates will be applied to the charges in question, net of any liquidation fee payable therefrom.

         Neither we nor any of the underwriters makes any representation as to--

         o    the enforceability of any provision of the underlying mortgage loans requiring the payment of any Yield Maintenance Charge, or

         o    the collectability of that Yield Maintenance Charge.

         See "Description of the Underlying Mortgage Loans--Certain Terms and
Conditions of the Underlying Mortgage Loans--Prepayment Provisions" in this prospectus supplement.

         Distributions on the Floating Rate Certificates. With respect to any floating rate certificate which has been issued, on each distribution date, and for so long as the total principal balance of such class of certificates has not been reduced to

                                     S-131

zero, the trustee is required to apply amounts on deposit in the floating rate account to the extent of the Floating Rate Available Funds (exclusive of any portion thereof that constitutes Yield Maintenance Charges to the extent payable to the swap counterparty), in the following order of priority:

         o    first, to make distributions of interest to the holders of such class of certificates, up to an amount equal to the Floating Rate
              Interest Distribution Amount for the subject distribution date;

         o    second, to make distributions of principal to the holders of such class of certificates, up to the Floating Rate Principal
              Distribution Amount for the subject distribution date, until the total principal balance of that class is reduced to zero; and

         o    third, to reimburse the holders of such class of certificates for all previously unreimbursed reductions, if any, made in the total principal balance of that class on all prior distribution dates as discussed under "--Reductions of Certificate Principal Balances in
              Connection with Realized Losses and Additional Trust Fund
              Expenses" below.

         For so long as a swap agreement is in effect and no Swap Default exists, the "Floating Rate Interest Distribution Amount" with respect to any distribution date would generally be equal to (1) all interest accrued during the related interest accrual period at the applicable pass-through rate for such class of certificates on the total principal balance of such class immediately prior to the subject distribution date, reduced by (2) the product of (x) the excess, if any, of (i) 1/12th of the product of (A) a specified percentage and
(B) the total principal balance of such class of certificates immediately prior to the subject distribution date, over (ii) the amount of interest distributions with respect to the related REMIC II regular interest pursuant to the priority of distributions on that distribution date, and (y) a fraction, the numerator of which is equal to the product of (i) LIBOR plus a specified percentage applicable to such class of certificates, multiplied by (ii) a fraction, the numerator of which is the actual number of days in the related accrual period and the denominator of which is 360, multiplied by (iii) the notional amount of the swap agreement for that distribution date, and the denominator of which is
1/12th of the product of (i) a specified percentage, multiplied by (ii) the notional amount of such swap agreement for that distribution date. In addition, for so long as a swap agreement is in effect and no Swap Default exists, the
Floating Rate Interest Distribution Amount for any distribution date will be adjusted upward to include: (a) to the extent not otherwise required to be paid to the swap counterparty to cover prior payment shortfalls from the trust to the swap counterparty, the excess, if any, of (i) the amount of interest distributions allocable to the related REMIC II regular interest on the subject distribution date, over (ii) 1/12th of the product of (A) a specified percentage, multiplied by (B) the notional amount of such swap agreement for the subject distribution date; and (b) any payments by the swap counterparty to cover prior payment shortfalls from the swap counterparty to the trust that are in excess of the Floating Rate Interest Distribution Amount described in the prior sentence. See "Description of the Swap Agreement" in this prospectus supplement. Notwithstanding the foregoing, during the occurrence of a Swap
Default or if a swap agreement is terminated and a replacement swap agreement is not obtained, the "Floating Rate Interest Distribution Amount" with respect to any distribution date would be the sum of (i) the amount of interest distributions with respect to the related REMIC II regular interest on such distribution date pursuant to the priority of distributions and (ii) any termination payment received from a swap counterparty.

         With respect to any distribution date, the "Floating Rate Principal
Distribution Amount" will be an amount equal to the amount of principal allocated to the related REMIC II regular interest pursuant to the priority of distributions on such distribution date.

         For so long as a swap agreement is in effect and no Swap Default exists, all Yield Maintenance Charges allocable to the related REMIC II regular interest will be payable to the swap counterparty. However, during the occurrence of a Swap Default or if the swap agreement is terminated and a replacement swap agreement is not obtained, then all Yield Maintenance Charges allocable to the REMIC II regular interest would be payable to the related class of certificateholders.

         Distributions of Post-ARD Additional Interest. The holders of the class
V certificates will be entitled to all amounts, if any, collected on the ARD
Loans in the trust fund that are applied as Post-ARD Additional Interest.

TREATMENT OF REO PROPERTIES

         Notwithstanding that any mortgaged real property may be acquired as part of the trust fund through foreclosure, deed-in-lieu of foreclosure or otherwise, the related underlying mortgage loan will be treated as having remained outstanding, until the REO Property is liquidated, for purposes of determining--

         o    distributions on the series 2005-C4 certificates,

                                     S-132

         o    allocations of Realized Losses and Additional Trust Fund Expenses
              to the series 2005-C4 certificates, and

         o    the amount of all fees payable to the master servicer, the special servicer and the trustee under the pooling and servicing
              agreement.

         In connection with the foregoing, the related underlying mortgage loan will be taken into account when determining the Weighted Average Net Mortgage
Pass-Through Rate and the Total Principal Distribution Amount for each distribution date.

         Operating revenues and other proceeds from an REO Property will be applied--

         o    first, to pay, or to reimburse the master servicer, the special servicer and/or the trustee for the payment of, any costs and expenses incurred in connection with the operation and disposition of the REO Property, and

         o    thereafter, as collections of principal, interest and other amounts due on the related underlying mortgage loan.

         To the extent described under "--Advances of Delinquent Monthly Debt
Service Payments" below, the master servicer and the trustee will be required to advance delinquent monthly debt service payments with respect to each underlying mortgage loan as to which the corresponding mortgaged real property has become an REO Property, in all cases as if that underlying mortgage loan had remained outstanding.

REDUCTIONS OF CERTIFICATE PRINCIPAL BALANCES IN CONNECTION WITH REALIZED LOSSES
AND ADDITIONAL TRUST FUND EXPENSES

         As a result of Realized Losses and Additional Trust Fund Expenses, the
total Stated Principal Balance of the mortgage pool may decline below the total principal balance of the series 2005-C4 principal balance certificates. If this occurs following the distributions made to the 2005-C4 certificateholders on any distribution date, then: the respective total principal balances of the following classes of the series 2005-C4 certificates are to be sequentially reduced in the following order, until the total principal balance of those classes of series 2005-C4 certificates equals the total Stated Principal Balance of the mortgage pool (which total Stated Principal Balance will be increased, for this purpose only, by amounts of principal previously used to reimburse nonrecoverable advances and certain advances related to rehabilitated mortgage loans, as described herein under "--Advances of Delinquent Monthly Debt Service
Payments" and "The Pooling and Servicing Agreement--Servicing and Other
Compensation and Payment of Expenses--Payment of Expenses; Servicing Advances,"
other than any such amounts previously used to reimburse advances with respect to mortgage loans that have since become liquidated loans) that will be outstanding immediately following that distribution date.

              ORDER OF ALLOCATION                   CLASS
   ----------------------------------  ---------------------------
                     1st                             P
                     2nd                             O
                     3rd                             N
                     4th                             M
                     5th                             L
                     6th                             K
                     7th                             J
                     8th                             H
                     9th                             G
                     10th                            F
                     11th                            E
                     12th                            D
                     13th                            C
                     14th                            B
                     15th                           A-J
                     16th                  A-1, A-2, A-3, A-AB,
                                            A-4, A-4M and A-1-A*

-----------------------
*        Pro rata based on the respective total outstanding principal balances of the subject classes; provided that for the purpose of reducing the principal balances of the class A-4 and class A-4M certificates, such classes will be treated as a single class when determining its pro rata share of any losses with such losses to be first applied to the class
         A-4M certificates until the total principal balance of such class equals zero and then to the class A-4 certificates until the total principal balance of such class equals zero.

                                     S-133

         The above-described reductions in the total principal balances of the respective classes of the series 2005-C4 certificates identified in the foregoing table, will represent an allocation of the Realized Losses and/or
Additional Trust Fund Expenses that caused the particular mismatch in balances between the underlying mortgage loans and those classes of series 2005-C4 certificates.

         The Realized Loss, if any, in connection  with the  liquidation of a defaulted underlying mortgage loan, or related REO Property, held by the trust fund, will be an amount generally equal to the excess, if any, of:

         o    the outstanding principal balance of the subject mortgage loan as of the date of liquidation, together with--

              1.   all accrued and unpaid interest on the subject mortgage loan to but not including the due date in the collection period in which the liquidation occurred, exclusive, however, of any portion of that interest that represents Default Interest or
                   Post-ARD Additional Interest, and

              2.   all related unreimbursed servicing advances and unpaid
                   liquidation expenses, over

         o    the total amount of liquidation proceeds, if any, recovered in connection with the liquidation, net of select items that may be payable or reimbursable from those proceeds to the respective parties to the pooling and servicing agreement.

         If any portion of the debt due under any of the underlying mortgage loans is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the master servicer or the special servicer or in connection with the bankruptcy, insolvency or similar proceeding involving the related borrower, the amount forgiven, other than Default Interest and Post
ARD Additional Interest, also will be treated as a Realized Loss.

         The following items, to the extent that they are paid out of collections on the mortgages pool (other than late payment charges and/or
Default Interest collected on the underlying mortgage loans), are some examples of Additional Trust Fund Expenses:

         o    any special servicing fees, work-out fees and liquidation fees paid to the special servicer;

         o    any interest paid to the master servicer, the special servicer and/or the trustee with respect to advances;

         o    the cost of various opinions of counsel required or permitted to be obtained in connection with the servicing of the underlying mortgage loans and the administration of the other assets of the trust fund;

         o    any unanticipated, non-mortgage loan specific expenses of the trust fund, including--

              1.   any reimbursements and indemnifications to the trustee, as described under "Description of the Governing
                   Documents--Matters Regarding the Trustee" in the accompanying prospectus,

              2.   any reimbursements and indemnification to the master
                   servicer, the special servicer and us, as described under
                   "Description of the Governing Documents--Matters Regarding
                   the Master Servicer, the Special Servicer, the Manager and
                   Us" in the accompanying prospectus, and

              3.   any federal, state and local taxes, and tax-related expenses, payable out of assets of the trust fund, as described under
                   "Federal Income Tax Consequences--REMICs--Prohibited
                   Transactions Tax and Other Taxes" in the accompanying
                   prospectus;

         o    rating agency fees, other than on-going surveillance fees, that cannot be recovered from the borrower and that are not paid by any party to the pooling and servicing agreement or the related mortgage loan seller; and

         o    any amounts expended on behalf of the trust fund to remediate an adverse environmental condition at any mortgaged real property securing a defaulted underlying mortgage loan, as described under
              "The Pooling and Servicing Agreement--Procedures with Respect to
              Defaulted Mortgage Loans" in this prospectus supplement.

         Late payment charges and Default Interest collected with respect to any underlying mortgage loan are to be applied to pay interest on any advances that have been or are being reimbursed with respect to that mortgage loan. In addition, late payment charges and Default Interest collected with respect to any underlying mortgage loan are also to be applied to

                                     S-134

reimburse the trust for any Additional Trust Fund Expenses previously incurred by the trust with respect to that mortgage loan. Late payment charges and
Default Interest collected with respect to any underlying mortgage loan that are not so applied to pay interest on advances or to reimburse the trust for previously incurred Additional Trust Fund Expenses will be paid to the master servicer and/or the special servicer as additional servicing compensation.

ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS

         The master servicer will be required to make, for each distribution date, a total amount of advances of principal and/or interest generally equal to all scheduled monthly debt service payments, other than balloon payments,
Post-ARD Additional Interest and Default Interest, and assumed monthly debt service payments, in each case net of related master servicing fees, that--

         o    were due or deemed due, as the case may be, with respect to the underlying mortgage loans during the related collection period,
              and

         o    were not paid by or on behalf of the respective borrowers
              thereunder or otherwise collected as of the close of business on the last day of the related collection period.

         The master servicer, special servicer or trustee will not be required to make a monthly debt service advance with respect to any Companion Loan.

         Notwithstanding the foregoing, if it is determined that an Appraisal
Reduction Amount exists with respect to any mortgage loan in the trust fund, then the master servicer will reduce the interest portion, but not the principal portion, of each monthly debt service advance that it must make with respect to that mortgage loan during the period that the Appraisal Reduction Amount exists.
The interest portion of any monthly debt service advance required to be made with respect to any underlying mortgage loan as to which there exists an
Appraisal Reduction Amount, will equal the product of--

         o    the amount of the interest portion of that monthly debt service advance that would otherwise be required to be made for the subject distribution date without regard to this sentence and the prior sentence, multiplied by

         o    a fraction--

              1.   the numerator of which is equal to the Stated Principal
                   Balance of the subject mortgage loan, net of the Appraisal
                   Reduction Amount, and

              2.   the denominator of which is equal to the Stated Principal
                   Balance of the subject mortgage loan.

         With respect to any distribution date, the master servicer will be required to make monthly debt service advances either out of its own funds or, subject to replacement as and to the extent provided in the pooling and servicing agreement, out of funds held in the master servicer's collection account that are not required to be paid on the series 2005-C4 certificates on that distribution date.

         Neither the master servicer nor the trustee is required to make any monthly debt service advances with respect to a Companion Loan. Neither the holder of a Companion Loan nor any related servicer or any party associated with a securitization of a Companion Loan is required to make any monthly debt service advance with respect to the related underlying mortgage loan or any servicing advance with respect to the related mortgaged real property.

         If the master servicer fails to make a required monthly debt service advance and the trustee is aware of that failure, the trustee will be obligated to make that advance.

         The master servicer and the trustee will each be entitled to recover any monthly debt service advance made by it out of its own funds, from collections on the underlying mortgage loan as to which the advance was made.
Neither the master servicer nor the trustee will be obligated to make any monthly debt service advance that, in its judgment, would not ultimately be recoverable out of collections on the related underlying mortgage loan and shall not make any monthly debt service advance that the special servicer determines would not be ultimately recoverable out of collections on the related underlying mortgage loan. If the master servicer or the trustee makes any monthly debt service advance with respect to any of the underlying mortgage loans that it or the special servicer subsequently determines will not be recoverable out of collections on that underlying mortgage loan, it may obtain reimbursement for that advance, together with interest accrued on the advance as described in the third succeeding paragraph, out of general collections on the underlying mortgage loans and

                                     S-135

any REO Properties in the trust fund on deposit in the master servicer's collection account from time to time. See "Description of the
Certificates--Advances" in the accompanying prospectus and "The Pooling and
Servicing Agreement--Collection Account" in this prospectus supplement. Any reimbursement of a nonrecoverable debt service advance (including interest accrued thereon) as described in the second preceding sentence will be deemed to be reimbursed first from payments and other collections of principal on the underlying mortgage loans that are on deposit in the collection account (thereby reducing the amount of principal otherwise distributable on the series 2005-C4 certificates on the related distribution date) prior to application of such reimbursement against any other general collections on deposit therein. The trustee may conclusively rely on the determination of the master servicer regarding the nonrecoverability of any monthly debt service advance, and the trustee and the master servicer will conclusively rely on the determination of the special servicer regarding the nonrecoverability of any monthly debt service advance.

         Notwithstanding the foregoing, however, upon a determination that a previously made monthly debt service advance is not recoverable out of collections on the related underlying mortgage loan, and to the extent that the aggregate amount of such nonrecoverable advances exceed amounts otherwise distributable as principal, instead of obtaining reimbursement out of general collections on the mortgage pool immediately, either of the master servicer or the trustee, as applicable, may, in its sole discretion, elect to obtain reimbursement for such nonrecoverable monthly debt service advance over a period of time (not to exceed 12 months), with interest thereon at the prime rate described in the second succeeding paragraph. At any time after such a determination to obtain reimbursement over time in accordance with the preceding sentence, the master servicer or the trustee, as applicable, may, in its sole discretion, decide to obtain reimbursement out of general collections on the mortgage pool immediately. The fact that a decision to recover a nonrecoverable monthly debt service advance over time, or not to do so, benefits some classes of series 2005-C4 certificateholders to the detriment of other classes of series
2005-C4 certificateholders will not constitute a violation of the Servicing
Standard by the master servicer or a violation of any fiduciary duty owed by any party to the series 2005-C4 certificateholders. In the event that the master servicer, the special servicer or the trustee, as applicable, elects not to recover such nonrecoverable advances over time, the master servicer, the special servicer or the trustee, as applicable, will be required to give Moody's and S&P at least 15 days notice prior to any such reimbursement as set forth in the pooling and servicing agreement.

         Additionally, in the event that any monthly debt service advance
(including any interest accrued thereon) with respect to a defaulted underlying mortgage loan remains unreimbursed following the time that such underlying mortgage loan is modified and returned to performing status, the master servicer or the trustee will be entitled to reimbursement for that advance (even though that advance is not deemed nonrecoverable out of collections on the related underlying mortgage loan), on a monthly basis, out of -- but solely out of --
payments and other collections of principal on all the underlying mortgage loans after the application of those principal payments and collections to reimburse any party for nonrecoverable debt service advances and/or servicing advances as described in the prior paragraph (thereby reducing the amount of principal otherwise distributable on the series 2005-C4 certificates on the related distribution date). If any such advance is not reimbursed in whole on any distribution date due to insufficient principal collections during the related collection period, then the portion of that advance which remains unreimbursed will be carried over (with interest thereon continuing to accrue) for reimbursement on the following distribution date (to the extent of principal collections available for that purpose). If any such advance, or any portion of any such advance, is determined, at any time during this reimbursement process, to be ultimately nonrecoverable out of collections on the related underlying mortgage loan, then the master servicer or the trustee, as applicable, will be entitled to immediate reimbursement as a nonrecoverable advance in an amount equal to the portion of that advance that remains outstanding, plus accrued interest, subject to the master servicer's or trustee's election to obtain reimbursement over time as described in the previous paragraph.

         The master servicer and the trustee will each be entitled to receive interest on monthly debt service advances made by that party out of its own funds. That interest will accrue on the amount of each monthly debt service advance for so long as that advance is outstanding from the date made (or, if made prior to the end of the applicable grace period, from the end of that grace period), at an annual rate equal to the prime rate as published in the "Money
Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any monthly debt service advance made with respect to any mortgage loan in the trust fund will be payable in connection with the reimbursement of that monthly debt service advance--

         o    first, out of any Default Interest and late payment charges collected on that mortgage loan subsequent to the accrual of that advance interest, and

         o    then, at the time or after the advance has been reimbursed, if and to the extent that the Default Interest and late payment charges referred to in the prior bullet are insufficient to cover the advance interest, out of any amounts then on deposit in the master servicer's collection account.

                                     S-136

         To the extent not offset by Default Interest and/or late payment charges accrued and actually collected on the related underlying mortgage loan, interest accrued on outstanding monthly debt service advances will result in a reduction in amounts payable on the series 2005-C4 certificates. Amounts paid to the master servicer or the trustee out of general collections on the mortgage pool to cover interest on advances made by it with respect to any underlying mortgage loan will be offset by Default Interest and late payment charges, if any, subsequently collected on that mortgage loan.

         A monthly debt service payment will be assumed to be due with respect to:

         o    each underlying mortgage loan that is delinquent with respect to its balloon payment beyond the end of the collection period in which its maturity date occurs and as to which no arrangements have been agreed to for the collection of the delinquent amounts, including an extension of maturity; and

         o    each underlying mortgage loan as to which the corresponding mortgaged real property has become an REO Property.

         The assumed monthly debt service payment deemed due on any underlying mortgage loan described in the prior sentence will equal, for its maturity date
(if applicable) and for each successive due date following the relevant event that it or any related REO Property remains part of the trust fund, the sum of
(a) the principal portion, if any, of the monthly debt service payment that would have been due on the subject mortgage loan on the relevant date if the related balloon payment had not come due or the related mortgaged real property had not become an REO Property, as the case may be, and the subject mortgage loan had, instead, continued to amortize and accrue interest according to its terms in effect prior to that event, plus (b) one month's interest on the Stated
Principal Balance of the subject mortgage loan at the related mortgage interest rate (but not including Post-ARD Additional Interest or Default Interest).

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

         Trustee Reports. Based solely on information in monthly reports prepared by the master servicer and the special servicer, and in any event delivered to the trustee, the trustee will be required to prepare and make available electronically or, upon request, provide by first class mail, on each distribution date to each registered holder of a series 2005-C4 certificate and the swap counterparty, a reporting statement substantially in the form of, and containing substantially the information set forth in, Exhibit B to this prospectus supplement. The trustee's reporting statement will detail the distributions on the series 2005-C4 certificates on that distribution date and the performance, both in total and individually to the extent available, of the underlying mortgage loans and the related mortgaged real properties. Recipients will be deemed to have agreed to keep the subject information confidential.

         Due to the time required to collect all the necessary data and enter it onto the master servicer's computer system, the master servicer is not required to provide monthly reports, other than the loan periodic update file of the standard Commercial Mortgage Securities Association investor reporting package, before the distribution date in November 2005.

         Book-Entry Certificates. If you hold your offered certificates in book-entry form through DTC, you may obtain direct access to the monthly reports of the trustee as if you were a registered certificateholder, provided that you deliver a written certification to the trustee in the form attached to the pooling and servicing agreement confirming your beneficial ownership in the offered certificates and agree to keep the subject information confidential.
Otherwise, until definitive certificates are issued with respect to your offered certificates, the information contained in the trustee's monthly reports will be available to you only to the extent that it is made available through DTC and the DTC participants or is available on the trustee's internet website.
Conveyance of notices and other communications by DTC to the DTC participants, and by the DTC participants to beneficial owners of the offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. We, the master servicer, the special servicer, the trustee and the certificate registrar are required to recognize as series 2005-C4 certificateholders only those persons in whose names the series 2005-C4 certificates are registered on the books and records of the certificate registrar.

         Information Available Electronically. The trustee will make the trustee's reports available each month via the trustee's internet website. In addition, the trustee will also make this prospectus supplement, the accompanying prospectus, the pooling and servicing agreement and certain underlying mortgage loan information as presented in the standard Commercial
Mortgage Securities Association investor reporting package formats available to any registered holder or beneficial owner of an offered certificate and to certain other persons via the trustee's internet website in accordance with the terms and provisions of the pooling and servicing agreement. The trustee's internet website will initially be located at "http://www.ctslink.com." For assistance with the trustee's internet website certificateholders may call
301-815-6600.

                                     S-137

         The trustee will make no representations or warranties as to the accuracy or completeness of, and may disclaim responsibility for, any information made available by it for which it is not the original source.

         The trustee may require registration and the acceptance of a disclaimer, as well as an agreement to keep the subject information confidential and to indemnify the trustee, in connection with providing access to its internet website. The trustee will not be liable for the dissemination of information made by it in accordance with the pooling and servicing agreement.

         Other  Information.  To the extent  received,  the pooling and servicing agreement will obligate the trustee (or, in the case of items 5., 6.
and 7. below, the master servicer or the special servicer, as applicable) to make available at its offices, during normal business hours, upon reasonable advance written notice, or electronically via its website, for review by any registered holder or beneficial owner of an offered certificate or any person identified to the trustee as a prospective transferee (or licensed or registered investment adviser acting on their behalf) of an offered certificate or any interest in that offered certificates, originals or copies, in paper or electronic form, of, among other things, the following items:

         1.   the pooling and servicing agreement, including exhibits, and any amendments to the pooling and servicing agreement;

         2.   all monthly reports of the trustee delivered, or otherwise electronically made available, to series 2005-C4
              certificateholders since the date of initial issuance of the offered certificates;

         3.   all officer's certificates delivered to the trustee by the master servicer and/or the special servicer since the date of initial issuance of the offered certificates, as described under "The
              Pooling and Servicing Agreement--Evidence as to Compliance" in
              this prospectus supplement;

         4.   all accountant's reports delivered to the trustee with respect to the master servicer and/or the special servicer since the date of initial issuance of the offered certificates, as described under
              "The Pooling and Servicing Agreement--Evidence as to Compliance"
              in this prospectus supplement;

         5.   the most recent inspection report with respect to each mortgaged real property securing an underlying mortgage loan prepared by the master servicer or the special servicer, as described under "The
              Pooling and Servicing Agreement--Inspections; Collection of
              Operating Information" in this prospectus supplement;

         6.   the most recent appraisal, if any, with respect to each mortgaged real property securing a mortgage loan in the trust fund obtained by the master servicer or the special servicer;

         7.   the most recent quarterly and annual operating statement and rent roll for each mortgaged real property securing an underlying mortgage loan and financial statements of the related borrower collected by the master servicer or the special servicer, as described under "The Pooling and Servicing Agreement--Inspections;
              Collection of Operating Information" in this prospectus
              supplement; and

         8.   the mortgage files for the underlying mortgage loans, including all documents, such as modifications, waivers and amendments, that are to be added to those mortgage files from time to time and any updated list of exceptions to the trustee's review of the mortgage files for the underlying mortgage loans.

         Copies of any and all of the foregoing items will be available from the trustee, the master servicer or the special servicer, as applicable, upon request. However, except with respect to the Series 2005-C4 Directing
Certificateholder (to the extent such request is not excessive or duplicative), the trustee, the master servicer or the special servicer, as applicable, will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing the copies.

         In connection with providing access to or copies of the items described above to registered holders, beneficial owners and prospective purchasers (or licensed or registered investment adviser acting on their behalf) of series
2005-C4 certificates, the trustee, the master servicer or the special servicer, as applicable, may require:

         o    in the case of a registered holder or beneficial owner of an offered certificate, a written confirmation executed by the requesting person or entity, in the form attached to the pooling and servicing agreement or otherwise acceptable to the trustee, the master servicer or the special servicer, as applicable, generally to the effect that the person or entity is a registered holder or beneficial owner of offered certificates, will keep the information confidential and will indemnify the trustee, the master servicer and the special servicer; and

         o    in the case of a prospective purchaser (or licensed or registered investment adviser acting on their behalf) of an offered
              certificate or any interest in that offered certificate,
              confirmation executed by the requesting

                                     S-138

              person or entity, in the form attached to the pooling and
              servicing agreement or otherwise acceptable to the trustee, the master servicer or the special servicer, as applicable, generally to the effect that the person or entity is a prospective
              purchaser (or licensed or registered investment adviser acting on their behalf) of offered certificates or an interest in offered certificates, is requesting the information for use in evaluating a possible investment in the offered certificates, will otherwise keep the information confidential and will indemnify the trustee, the master servicer and the special servicer.

VOTING RIGHTS

         The voting rights for the series 2005-C4 certificates will be allocated as follows:

         o    99% of the voting rights will be allocated to the class A-1, A-2,
              A-3, A-AB, A-4, A-4M, A-1-A, A-J, B, C, D, E, F, G, H, J, K, L, M,
              N, O and P certificates, in proportion to the respective total principal balances of those classes;

         o    1% of the voting rights will be allocated to the class A-X and
              A-SP certificates, in proportion to the respective notional amounts of those classes; and

         o    0% of the voting rights will be allocated to the holders of the class R, LR and V certificates.

         Voting rights allocated to a class of series 2005-C4 certificateholders will be allocated among those certificateholders in proportion to their respective percentage interests in that class.

                        YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

         General. The yield on any offered certificate will depend on--

         o    the price at which the certificate is purchased by an investor,
              and

         o    the rate, timing and amount of distributions on the certificate.

         The rate, timing and amount of distributions on any offered certificate will in turn depend on, among other things--

         o    the pass-through rate for the certificate,

         o    the rate and timing of principal payments, including principal prepayments, and other principal collections on the underlying mortgage loans and the extent to which those amounts are to be applied or otherwise result in reduction of the principal balance of the certificate,

         o    the rate, timing and severity of Realized Losses and Additional
              Trust Fund Expenses and the extent to which those losses and expenses result in the reduction of the principal balance of the certificate,

         o    the timing and severity of any Net Aggregate Prepayment Interest
              Shortfalls and the extent to which those shortfalls result in the reduction of the interest distributions on the certificate, and

         o    if issued, in the case of any floating rate class of certificates only, whether the pass-through rate on the related REMIC II regular interest is limited by the Weighted Average Net Mortgage
              Pass-Through Rate.

         Pass-Through Rates. The pass-through rates on the class   ,   and
certificates will be variable and will be equal to or limited by the Weighted
Average Net Mortgage Pass-Through Rate from time to time. The Weighted Average
Net Mortgage Pass-Through Rate would decline if the rate of principal payments on the underlying mortgage loans with higher Net Mortgage Interest Rates was faster than the rate of principal payments on the underlying mortgage loans with lower Net Mortgage Interest Rates. Accordingly, the yields on each of those classes of offered certificates will be sensitive to changes in the relative composition of the mortgage pool as a result of scheduled amortization, voluntary prepayments and liquidations of underlying mortgage loans following default. The Weighted Average Net Mortgage Pass-Through Rate will not be affected by modifications, waivers or amendments with respect to the underlying mortgage loans.

                                     S-139

         If and for so long as the swap agreement is in effect and no Swap
Default exists thereunder, the pass-through rate on any class of floating rate certificates will be based on LIBOR, and therefore the yield on the such class of certificates would be highly sensitive to changes in the level of LIBOR. If issued and you purchase a floating rate certificate, you should consider the risk that lower than anticipated levels of LIBOR could result in actual yields that are lower than you anticipate.

         In addition, because interest payments on any class of floating rate certificates, if issued, may be reduced or the pass-through rate may convert to a fixed rate, subject to a maximum pass-through rate equal to the Weighted
Average Net Mortgage Pass-Through Rate, in connection with certain events discussed in this prospectus supplement, the yield to investors in any such class of certificates under such circumstances may not be as high as that offered by other LIBOR-based investments that are not subject to such interest rate restrictions.

         Rate and Timing of Principal Payments. The yield to maturity on any offered certificates purchased at a discount or a premium will be affected by, the rate and timing of principal distributions made in reduction of the total principal balances of those certificates. In turn, the rate and timing of principal distributions that are paid or otherwise result in reduction of the total principal balance of any offered certificate will be directly related to the rate and timing of principal payments on or with respect to the underlying mortgage loans. Finally, the rate and timing of principal payments on or with respect to the underlying mortgage loans will be affected by their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on them, including for this purpose, collections made in connection with liquidations of underlying mortgage loans due to defaults, casualties or condemnations affecting the mortgaged real properties, or purchases or other removals of underlying mortgage loans from the trust fund.

         As described in this prospectus supplement, the principal up to the portion of the Total Principal Distribution Amount that is attributable to loan group no. 1 (and, after the class A-1-A certificates have been reduced to zero, any portion of the Total Principal Distribution Amount that is attributable to loan group no. 2) for each distribution date will be distributable entirely in respect of the class A-1, A-2, A-3, A-AB, A-4 and A-4M certificates in that order (except that the class A-AB certificates will receive distributions of principal prior to such other classes until the balance thereof has been reduced to the targeted principal balance set forth for the class A-AB certificates for the subject distribution date on Exhibit E hereto), in each case until the total principal balance of that class is reduced to zero, and the principal up to the portion of the Total Principal Distribution Amount that is attributable to loan group no. 2 (and after the class A-4M certificates have been reduced to zero, any portion of the Total Principal Distribution Amount that is attributable to loan group no. 1) for each distribution date will be generally distributable to the class A-1-A certificates. Following retirement of the class A-1, A-2, A-3,
A-AB, A-4, A-4M and A-1-A certificates, the Total Principal Distribution Amount for each distribution date will be distributable entirely in respect of the remaining classes, sequentially in alphabetical order of class designation, in each such case until the related certificate balance is reduced to zero. With respect to the class A-AB certificates, the extent to which the principal balance of the class A-AB certificates has been reduced to the targeted principal balance set forth for the class A-AB certificates for the subject distribution date on Exhibit E hereto, the sensitivity of the class A-AB certificates to principal prepayments on the mortgage loans will depend in part on the period of time during which (i) the class A-1, A-2 and A-3 certificates remain outstanding with respect to principal attributable to loan group no. 1 and (ii) the class A-1-A, A-1, A-2 and A-3 certificates remain outstanding with respect to principal attributable to loan group no. 2. In particular, once such classes are no longer outstanding, any remaining portion on any distribution date of the portion of the Total Principal Distribution Amount that is attributable to loan group no. 2 and/or the portion of the Total Principal
Distribution Amount that is attributable to loan group no. 1, as applicable, will be distributed on the class A-AB certificates until the total principal balance of the class A-AB certificates is reduced to zero. As such, the class
A-AB certificates will become more sensitive to the rate of prepayments on the mortgage loans than they were when the class A-1, A-2, A-3 and A-1-A certificates were outstanding.

         Prepayments and other early liquidations of the underlying mortgage loans will result in distributions on the offered certificates of amounts that would otherwise be paid over the remaining terms of the subject mortgage loans.
This will tend to shorten the weighted average lives of the offered certificates. Defaults on the underlying mortgage loans, particularly at or near their maturity dates, may result in significant delays in distributions of principal on the subject mortgage loans and, accordingly, on the offered certificates, while work-outs are negotiated or foreclosures are completed.
These delays will tend to lengthen the weighted average lives of the offered certificates. See "The Pooling and Servicing Agreement--Modifications, Waivers,
Amendments and Consents" in this prospectus supplement. In addition, the ability of a borrower under an ARD Loan to repay that loan on the related anticipated repayment date will generally depend on its ability to either refinance that loan or sell the corresponding mortgaged real property. Also, a borrower may have little incentive to repay its mortgage loan on the related anticipated repayment date if then prevailing interest rates are relatively high.
Accordingly, there can be no assurance that any ARD Loan in the trust fund will be paid in full on its anticipated repayment date.

         The extent to which the yield to maturity on any offered certificate may vary from the anticipated yield will depend upon the degree to which the certificate is purchased at a discount or premium and when, and to what degree payments of

                                     S-140

principal on the underlying mortgage loans are in turn paid in a reduction of the principal balance of the certificate. If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

         Because the rate of principal payments on or with respect to the underlying mortgage loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments in particular.

         Delinquencies and Defaults on the Mortgage Loans. The rate and timing of delinquencies and defaults on the underlying mortgage loans will affect--

         o    the amount of distributions on your offered certificates,

         o    the yield to maturity of your offered certificates,

         o    the rate of principal distributions on your offered certificates,
              and

         o    the weighted average life of your offered certificates.

         Delinquencies on the underlying mortgage loans, unless covered by advances, may result in shortfalls in distributions of interest and/or principal on your offered certificates for the current month. Although any shortfalls in distributions of interest may be made up on future distribution dates, no interest would accrue on those shortfalls. Thus, any shortfalls in distributions of interest would adversely affect the yield to maturity of your offered certificates.

         If--

         o    you calculate the anticipated yield to maturity for your offered certificates based on an assumed rate of default and amount of losses on the underlying mortgage loans that is lower than the default rate and amount of losses actually experienced, and

         o    the additional losses result in a reduction of the total
              distributions on or the total principal balance of your offered certificates,

then your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative.

         The timing of any loss on a liquidated mortgage loan that results in a reduction of the total distributions on or the total principal balance of your offered certificates will also affect your actual yield to maturity, even if the rate of defaults and severity of losses are consistent with your expectations.
In general, the earlier your loss occurs, the greater the effect on your yield to maturity.

         Even if losses on the underlying mortgage loans do not result in a reduction of the total distributions on or the total principal balance of your offered certificates, the losses may still affect the timing of distributions on, and the weighted average life and yield to maturity of, your offered certificates.

         In addition, if the master servicer or the trustee reimburses itself out of general collections on the mortgage pool for any advance that it or the special servicer has determined is not recoverable out of collections on the related mortgage loan, then that advance (together with accrued interest thereon) will be deemed, to the fullest extent permitted, to be reimbursed first out of payments and other collections of principal otherwise distributable on the series 2005-C4 certificates, prior to being deemed reimbursed out of payments and other collections of interest otherwise distributable on the series
2005-C4 certificates.

         In the event that any advance (including any interest accrued thereon)
with respect to a defaulted underlying mortgage loan remains unreimbursed following the time that such underlying mortgage loan is modified and returned to performing status, the master servicer or the trustee will be entitled to reimbursement for that advance (even though that advance is not deemed nonrecoverable out of collections on the related underlying mortgage loan), on a monthly basis, out of -- but solely out of -- payments and other collections of principal on all the underlying mortgage loans after the application of those principal payments and collections to reimburse any party for nonrecoverable debt service advances and/or servicing advances as described in the prior paragraph (thereby reducing the amount of principal otherwise distributable on the series 2005-C4 certificates on the related distribution date). If any such advance is not reimbursed in whole on any distribution date

                                     S-141

due to insufficient principal collections during the related collection period, then the portion of that advance which remains unreimbursed will be carried over
(with interest thereon continuing to accrue) for reimbursement on the following distribution date (to the extent of principal collections available for that purpose). If any such advance, or any portion of any such advance, is determined, at any time during this reimbursement process, to be ultimately nonrecoverable out of collections on the related underlying mortgage loan, then the master servicer or the trustee, as applicable, will be entitled to immediate reimbursement as a nonrecoverable advance in an amount equal to the portion of that advance that remains outstanding, plus accrued interest.

         The Effect of Loan Groups. Because the mortgage pool has been divided into two loan groups for purposes of calculating distributions on the series
2005-C4 certificates, the holders of the class A-1, A-2, A-3, A-AB, A-4 and A-4M certificates will be very affected by the rate, timing and amount of payments and other collections of principal on, and by delinquencies and defaults on, the mortgage loans in loan group no. 1 and, in the absence of significant losses, should be largely unaffected by the rate, timing and amount of payments and other collections of principal on, and by delinquencies and defaults on, the mortgage loans in loan group no. 2. Similarly, the holders of the class A-1-A certificates will be very affected by the rate, timing and amount of payments and other collections of principal on, and by delinquencies and defaults on, the mortgage loans in loan group no. 2 and, in the absence of significant losses, should be largely unaffected by the rate, timing and amount of payments and other collections of principal on, and by delinquencies and defaults on, the mortgage loans in loan group no. 1. Investors should take this into account when reviewing this "Yield and Maturity Considerations" section.

         Relevant Factors.  The following  factors,  among others,  will affect the rate and timing of principal payments and defaults and the severity of losses on or with respect to the underlying mortgage loans:

         o    prevailing interest rates;

         o    the terms of those mortgage loans, including--

              1.   provisions that impose prepayment lock-out periods or require
                   Yield Maintenance Charges, and

              2.   amortization terms that require balloon payments;

         o    the demographics and relative economic vitality of the areas in which the mortgaged real properties are located;

         o    the general supply and demand for commercial and multifamily rental space of the type available at the mortgaged real
              properties in the areas in which those properties are located;

         o    the quality of management of the mortgaged real properties;

         o    the servicing of those mortgage loans;

         o    possible changes in tax laws; and

         o    other opportunities for investment.

         See "Risk Factors--Risks Related to the Underlying Mortgage Loans,"
"Description of the Underlying Mortgage Loans" and "The Pooling and Servicing
Agreement" in this prospectus supplement and "Description of the Governing
Documents" and "Yield and Maturity Considerations--Yield and Prepayment
Considerations" in the accompanying prospectus.

         The rate of prepayment on the mortgage loans in the trust fund is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below the annual rate at which a mortgage loan accrues interest, the related borrower may have an increased incentive to refinance that mortgage loan.
Conversely, to the extent prevailing market interest rates exceed the annual rate at which a mortgage loan accrues interest, the related borrower may be less likely to voluntarily prepay that mortgage loan. Assuming prevailing market interest rates exceed the revised mortgage interest rate at which an ARD Loan accrues interest following its anticipated repayment date, the primary incentive for the related borrower to prepay the subject mortgage loan on or before its anticipated repayment date is to give the borrower access to excess cash flow, all of which, net of the minimum required debt service, approved property expenses and any required reserves, must be applied to pay down principal of the subject

                                     S-142

mortgage loan. Accordingly, there can be no assurance that any ARD Loan in the trust fund will be prepaid on or before its anticipated repayment date or on any other date prior to maturity.

         Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some underlying borrowers may sell their mortgaged real properties in order to realize their equity in those properties, to meet cash flow needs or to make other investments. In addition, some underlying borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their mortgaged real properties.

         A number of the underlying borrowers are partnerships. The bankruptcy of the general partner in a partnership may result in the dissolution of the partnership. The dissolution of a borrower partnership, the winding-up of its affairs and the distribution of its assets could result in an acceleration of its payment obligations under the related mortgage loan.

         We make no representation or warranty regarding:

         o    the particular factors that will affect the rate and timing of prepayments and defaults on the underlying mortgage loans;

         o    the relative importance of those factors;

         o    the percentage of the total principal balance of the underlying mortgage loans that will be prepaid or as to which a default will have occurred as of any particular date; or

         o    the overall rate of prepayment or default on the underlying mortgage loans.

         Delay in Distributions. Because monthly distributions will not be made on the offered certificates until several days after the due dates for the underlying mortgage loans during the related collection period, your effective yield will be lower than the yield that would otherwise be produced by your pass-through rate and purchase price, assuming that purchase price did not account for a delay.

WEIGHTED AVERAGE LIVES OF THE OFFERED CERTIFICATES

         For purposes of this prospectus supplement, the weighted average life of any offered certificate refers to the average amount of time that will elapse
from the assumed settlement date of August   , 2005 until each dollar to be
applied in reduction of the total principal balance of those certificates is paid to the investor. For purposes of this "Yield and Maturity Considerations"
section, the weighted average life of any offered certificate is determined by:

         o    multiplying the amount of each principal distribution on the certificate by the number of years from the assumed settlement date to the related distribution date;

         o    summing the results; and

         o    dividing the sum by the total amount of the reductions in the principal balance of the certificate.

Accordingly, the weighted average life of any offered certificate will be influenced by, among other things, the rate at which principal of the underlying mortgage loans is paid or otherwise collected or advanced and the extent to which those payments, collections and/or advances of principal are in turn applied in reduction of the principal balance of that certificate.

         As described in this prospectus supplement, the Total Principal
Distribution Amount with regard to principal payable from loans in loan group
no. 1, for each distribution date will be payable first to make distributions of principal to the holders of the class A-AB certificates (until the principal balance of the Class A-AB certificates is reduced to the scheduled principal balance set forth on Exhibit E to this prospectus supplement), then to the class
A-1, A-2, A-3, A-AB, A-4, A-4M and/or A-1-A certificates (allocated among those classes as described under "Description of the Offered
Certificates--Distributions--Principal Distributions" in this prospectus supplement) until the total principal balances of those classes are reduced to zero, and will thereafter be distributable entirely with respect to the other classes of offered certificates, sequentially based upon their relative seniority, in each case until the related total principal balance is reduced to zero. As a consequence of the foregoing, the weighted average lives of the class
A-1, A-2, A-3, A-AB, A-4, A-4M and/or A-1-A certificates may be shorter, and the weighted average lives of the other classes of offered certificates may be longer, than would otherwise be the case if the Total Principal Distribution
Amount for each distribution date was being paid on a pro rata basis among the respective classes of series 2005-C4 principal balance certificates.

                                     S-143

         The tables set forth in Exhibit C show with respect to each class of offered certificates--

         o    the weighted average life of that class, and

         o    the percentage of the initial total principal balance of that class that would be outstanding after each of the specified dates,

based upon each of the indicated levels of CPR and the Modeling Assumptions.

         The actual characteristics and performance of the underlying mortgage loans will differ from the assumptions used in calculating the tables on Exhibit
C to this prospectus supplement. Those tables are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under the assumed prepayment scenarios. Any difference between the assumptions used in calculating the tables on Exhibit C to this prospectus supplement and the actual characteristics and performance of the underlying mortgage loans, or actual prepayment or loss experience, will affect the percentages of initial total principal balances outstanding over time and the weighted average lives of the respective classes of offered certificates. You must make your own decisions as to the appropriate prepayment, liquidation and loss assumptions to be used in deciding whether to purchase any offered certificate.

         We make no representation that--

         o    the underlying mortgage loans will prepay in accordance with the assumptions set forth in this prospectus supplement at any of the indicated levels of CPR or at any other particular prepayment rate,

         o    all the underlying mortgage loans will prepay in accordance with the assumptions set forth in this prospectus supplement at the same rate, or

         o    underlying mortgage loans that are in a prepayment lock-out period, including any part of that period when defeasance is allowed, or prepayable with a Yield Maintenance Charge will not prepay as a result of involuntary liquidations upon default or otherwise during that period.

                        DESCRIPTION OF THE SWAP AGREEMENT

GENERAL

         If the depositor exercises its option to create one or more classes of floating rate certificates, the trustee, on behalf of the trust, will enter into an interest rate swap agreement related to each class of floating rate certificates with a swap counterparty. The initial notional amount of such swap agreement will be equal to the total initial principal balance of the related class of floating rate certificates (and, correspondingly, the related REMIC II regular interest). The notional amount of such swap agreement will decrease to the extent of any decrease in the total principal balance of the related class of floating rate certificates (and, correspondingly, the related REMIC II regular interest). The maturity date of such swap agreement will be the earliest of (i) the rated final distribution date for the related class of floating rate certificates, (ii) the date on which the notional amount of such swap agreement is zero, (iii) the date on which the option to purchase all of the underlying mortgage loans and all other property remaining in the trust fund is exercised and (iv) the date on which the termination of the trust fund occurs. If any such swap agreement is entered into, the swap counterparty may make an upfront payment to the depositor in connection with the execution of such swap agreement.

THE SWAP AGREEMENT

         If and for so long as a swap agreement is in effect, the swap agreement would provide that, one business day prior to each distribution date, commencing in September 2005, (a) the trust would (subject to the discussion in the following two paragraphs) be obligated to pay to the swap counterparty (i) any
Yield Maintenance Charges distributable in respect of the related REMIC II regular interest for that distribution date and (ii) an amount equal to 1/12th of the product of (x) the notional amount of such swap agreement for that distribution date and (y) a specified rate per annum, and (b) the swap counterparty would (subject to the discussion in the following two paragraphs)
be obligated to pay to the trustee, for the benefit of the related class of floating rate certificateholders, an amount equal to the product of (i) the notional amount of the related swap agreement for that distribution date, (ii)
LIBOR plus a specified rate per annum and (iii) a fraction, the numerator of which is the actual number of days elapsed during the related accrual period, and the denominator of which is 360.

                                     S-144

         If the pass-through rate on the related REMIC II regular interest were reduced below a specified percentage per annum or if there is for any reason an interest shortfall with respect to such class of REMIC II regular interest, then the amount payable by the trust to the swap counterparty with respect to any distribution date will be reduced by an amount equal to the amount, if any, by which (a) 1/12th of the product of (i) a specified percentage applicable to such class of certificates, multiplied by (ii) the notional amount of such swap agreement for that distribution date exceeds (b) the amount of interest distributions with respect to the related class of REMIC II regular interest pursuant to the priority of distributions on that distribution date. As a result, the amount payable by the swap counterparty to the trust with respect to the subject distribution date would be reduced by an amount equal to the product of (a) the amount of the reduction determined as described in the immediately preceding sentence multiplied by (b) the quotient of (i) the product of (x)
LIBOR plus a specified percentage applicable to such class of certificates, multiplied by (y) the quotient of the actual number of days in the related accrual period divided by 360, multiplied by (z) the notional amount of the swap agreement for that distribution date, divided by (ii) 1/12th of the product of
(y) a specified percentage applicable to such class of certificates, multiplied by (z) the notional amount of the swap agreement for that distribution date.

         If the amount paid by the trust to the swap counterparty were reduced on any distribution date as described in the preceding paragraph, and if on any subsequent distribution date the amount of interest distributions with respect to the related class of REMIC II regular interest pursuant to the priority of distributions on that distribution date exceeds 1/12th of the product of (i) a specified percentage applicable to such class of REMIC II regular interest, multiplied by (ii) the notional amount of such swap agreement for that distribution date, then the trust would be obligated under the swap agreement to pay such excess to the swap counterparty, up to the total amount of such reductions remaining unreimbursed to the swap counterparty from prior distribution dates, and the swap counterparty would be obligated under the swap agreement to pay to the trust an amount equal to the product of (i) each amount reimbursed to the swap counterparty on the current distribution date and (ii)
the quotient specified in clause (b) of the last sentence of the preceding paragraph for the distribution date on which the reduction that is currently being reimbursed originally occurred. Such reimbursements would be made on a first-in/first-out basis.

         Payments by the trustee to the swap counterparty, and by the swap counterparty to the trust fund, as described above would be made on a net basis, and any such amounts paid to or retained by the trust fund would be available to make payments of interest to the holders of the class or classes of floating rate certificates.

         If at any time a Collateralization Event were in effect, the swap counterparty would be required to post collateral securing its obligations under any swap agreement or find a replacement swap counterparty acceptable to the rating agencies. If at any time a Rating Agency Trigger Event were in effect, the swap counterparty would be required to find a replacement swap counterparty acceptable to the rating agencies. If the swap counterparty fails to either post acceptable collateral or find an acceptable replacement swap counterparty while a Collateralization Event were in effect, fails to find an acceptable replacement swap counterparty while a Rating Agency Trigger Event is in effect, or fails to make a payment to the trust required under any swap agreement, or if an early termination date is designated under the swap agreement in accordance with its terms, then the trustee would be required to take such actions
(following the expiration of any applicable grace period), unless otherwise directed in writing by the holders or beneficial owners, as the case may be, of
25% of the total principal balance of the related class of floating rate certificates, to enforce the rights of the trust under such swap agreement as may be permitted by the terms of such swap agreement and use any termination payments received from the swap counterparty (as described under "--Termination
Payments" below) to enter into a replacement interest rate swap agreement on substantially identical terms. If the costs attributable to entering into a replacement interest rate swap agreement would exceed the net proceeds of the liquidation of the swap agreement, a replacement interest rate swap agreement will not be entered into and any such proceeds will instead be distributed to the holders of the related class of floating rate certificates.

         A "Collateralization Event" would be in effect if (A) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the swap counterparty are rated below "P-1" by Moody's, (B) no short-term rating is available from Moody's and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the swap counterparty are rated below
"A-1" by S&P or (ii) if the swap counterparty does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated below "A" by S&P.

         A "Rating Agency Trigger Event" would be in effect if at any time after the date a floating rate class of certificates were issued, the swap counterparty shall fail to satisfy the Swap Counterparty

                                     S-145

Ratings Threshold. "Swap Counterparty Ratings Threshold" shall mean (A) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated at least "BBB-" by S&P and (B)
the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated at least "A3" by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the swap counterparty are rated at least "P-2" by Moody's (and such rating is not on watch for possible downgrade).

         If the swap counterparty fails to make a payment to the trust required under any swap agreement (any such failure, a "Swap Default"), or if such swap agreement is terminated and a replacement swap counterparty is not found, any class of floating rate certificate's pass-through rate will convert to the pass-through rate on the related REMIC II regular interest, which would be a variable rate, and from time to time would equal the lesser of (a) a specified percentage per annum and (b) a weighted average coupon derived from the net interest rates on the underlying mortgage loans; provided that if the weighted average coupon derived from the net interest rates on the underlying mortgage loans would limit the amount of interest payable to the swap counterparty, then there would be a proportionate reduction to the amount of interest distributable on the related REMIC II regular interest. Any conversion of the pass-through rate, interest accrual period and interest accrual basis of any class of floating rate certificates to the pass-through rate, interest accrual period and interest accrual basis of the related REMIC II regular interest following a Swap
Default would become permanent following the determination by either the trustee or the holders or beneficial owners, as the case may be, of 25% of the total principal balance of the related class of floating rate certificates not to enter into a replacement interest rate swap agreement and distribution of any termination payments to the holders of such certificates. Any such Swap Default and the consequent conversion of the pass-through rate, interest accrual period and interest accrual basis of any class of floating rate certificates to the pass-through rate, interest accrual period and interest accrual basis of the related REMIC II regular interest will not constitute a default under the pooling and servicing agreement. Any such conversion might result in a temporary delay of payment of the distributions to the holders of the related class of floating rate certificates if notice of the resulting change in payment terms of the related class of floating rate certificates is not given to DTC within the time frame in advance of the distribution date that DTC requires to modify the payment.

         In the event that a swap agreement is entered into, the trustee would have no obligation on behalf of the trust to pay or cause to be paid to the swap counterparty any portion of the amounts due to the swap counterparty under any swap agreement for any distribution date unless and until the related interest payment on the related REMIC II regular interest for such distribution date is actually received by the trustee.

TERMINATION PAYMENTS

         To the extent that any payments were received from a replacement swap counterparty as a result of entering into a replacement transaction(s), such amounts will be used to pay any swap termination payments owing to the swap counterparty that is being replaced.

         If the costs attributable to entering into a replacement interest rate swap agreement would exceed the net proceeds of the liquidation of the swap agreement, a replacement interest rate swap agreement would not be entered into and any such proceeds will instead be distributed to the holders of the related class of floating rate certificates. Notwithstanding the foregoing, in such event, the trustee would not be obligated to take any enforcement action with respect to the related swap agreement unless it has received from the related class of floating rate certificateholders an indemnity satisfactory to it with respect to the costs, expenses and liabilities associated with enforcing the rights of the trust under the swap agreement. No such costs, expenses and/or liabilities would be payable out of the trust fund.

                       THE POOLING AND SERVICING AGREEMENT

GENERAL

         The series 2005-C4 certificates will be issued, the trust fund will be created and the underlying mortgage loans will be serviced and administered under a pooling and servicing agreement to be dated as of August 1, 2005, by and among us, as depositor, and the master servicer, the special servicer and the trustee.

         Reference is made to the accompanying prospectus for important information in addition to that set forth in this prospectus supplement regarding the terms of the pooling and servicing agreement, in particular the section entitled "Description of the Governing Documents." The trustee will provide a copy of the pooling and servicing agreement to a prospective or actual holder or beneficial owner of an offered certificate, upon written request and, at the trustee's discretion, payment of a reasonable fee for any expenses. The pooling and servicing agreement will also be made available by the trustee on its website, at the address set forth under "Description of the Offered
Certificates--Reports to Certificateholders;

                                     S-146

Available Information" in this prospectus supplement. In addition, we will arrange for the pooling and servicing agreement to be filed with the SEC by means of the EDGAR System, and it should be available on the SEC's website, the address of which is "http://www.sec.gov."

THE MASTER SERVICER AND THE SPECIAL SERVICER

         General. Pursuant to the series 2005-C4 pooling and servicing agreement, KRECM will be the master servicer and ARCap will be the special servicer.

         The information set forth in this prospectus supplement concerning each of the master servicer and the special servicer has been provided by KRECM and
ARCap, respectively. Neither we nor any of the underwriters makes any representation or warranty as to the accuracy or completeness of this information.

         KRECM. KRECM is an Ohio corporation. KRECM is a wholly-owned subsidiary of KeyBank National Association, one of the mortgage loan sellers, and an affiliate of McDonald Investments Inc., one of the underwriters. KeyBank
National Association and McDonald Investments Inc. are both wholly-owned subsidiaries of KeyCorp. KRECM's primary servicing location is 911 Main Street,
Suite 1500, Kansas City, Missouri 64105.

         As of March 31, 2005, KRECM was responsible for servicing approximately
5,459 commercial and multifamily loans with a total principal balance of approximately $36.3 billion, the collateral for which is located throughout the
United States, the District of Columbia and the Virgin Islands. Approximately
4,082 of those loans, with a total principal balance of approximately $29.0 billion, pertain to commercial and multifamily mortgage-backed securities.
KRECM's portfolio includes multifamily, office, retail, hospitality and other types of income producing properties. KRECM also services newly originated loans and loans acquired in the secondary market for issuers of commercial and multifamily mortgage-backed securities, financial institutions and private investors.

         ARCap. ARCap Servicing, Inc., a Delaware corporation, will be responsible for servicing the specially serviced mortgage loans. The special servicer is a wholly owned subsidiary of ARCap REIT, Inc., headquartered in
Irving, Texas, and an affiliate of ARCap CMBS Fund II REIT, Inc., the entity which is anticipated to be the initial Series 2005-C4 Directing
Certificateholder. The special servicer's principal place of business is 5605 N.
MacArthur Blvd., Suite 950, Dallas, Texas 75038. As of June 30, 2005, ARCap
Servicing, Inc. was named the special servicer on 48 CMBS transactions encompassing 7,121 loans with a principal balance of $49.06 billion. The portfolios include office, retail, multifamily, hospitality, industrial and other types of income producing properties in the United States, Canada and
Puerto Rico.

THE TRUSTEE

         Wells Fargo will act as trustee under the pooling and servicing agreement. Wells Fargo is a direct wholly-owned subsidiary of Wells Fargo &
Company. It is a national banking association engaged in a wide range of activities typical of a national bank. Wells Fargo maintains an office at: (a)
with respect to certificate transfers and surrenders, Sixth and Marquette,
Minneapolis, Minnesota 55479-0113 and (b) for all other purposes, 9062 Old
Annapolis Road, Columbia, Maryland 21045-1951. Its CMBS customer service help desk can be contacted at (301) 815-6600.

         The information set forth in the immediately preceding paragraph has been provided by Wells Fargo. Neither we nor any of the underwriters makes any representation or warranty as to the accuracy or completeness of this information.

ASSIGNMENT OF THE MORTGAGE LOANS

         On the date of initial issuance of the offered certificates, we will sell, assign, transfer or otherwise convey all of our right, title and interest in and to the mortgage loans acquired from the mortgage loan sellers, without recourse, to the trustee for the benefit of the holders of the series 2005-C4 certificates. We will also assign to the trustee our rights under the agreements whereby we acquired the mortgage loans from the respective mortgage loan sellers.

SERVICING UNDER THE POOLING AND SERVICING AGREEMENT

         Underlying Mortgage Loans. The master servicer and the special servicer must service and administer the respective mortgage loans and any REO Properties owned by the trust fund for which it is responsible, directly or through sub-servicers, in accordance with--

         o    any and all applicable laws,

                                     S-147

         o    the express terms of the pooling and servicing agreement,

         o    the express terms of the respective mortgage loans and any applicable intercreditor or co-lender agreements, and

         o    to the extent consistent with the foregoing, the Servicing
              Standard.

         In general, the master servicer will be responsible for the servicing and administration of--

         o    all mortgage loans in the trust fund as to which no Servicing
              Transfer Event has occurred, and

         o    all worked-out mortgage loans in the trust fund as to which no new
              Servicing Transfer Event has occurred.

         If a Servicing Transfer Event occurs with respect to any mortgage loan in the trust fund, that mortgage loan will not be considered to be "worked out"
until all applicable Servicing Transfer Events have ceased to exist as contemplated by the definition of "Servicing Transfer Event" in the glossary to this prospectus supplement.

         In general, subject to specified requirements and certain consents and approvals of the Series 2005-C4 Directing Certificateholder and/or the holder of any related B-Note Companion Loan, as applicable, provided for in the pooling and servicing agreement and the related intercreditor agreement, as applicable, the special servicer will be responsible for the servicing and administration of those mortgage loans in the trust fund as to which, in each case, a Servicing
Transfer Event has occurred and is continuing. It will also be responsible for the administration of any REO Properties in the trust fund.

         Despite the foregoing, the pooling and servicing agreement will require the master servicer:

         o    to continue to receive payments and, subject to the master servicer's timely receipt of information from the special
              servicer, prepare all reports to the trustee required with respect to any specially serviced mortgage loans and REO Properties in the trust fund; and

         o    otherwise, to render other incidental services with respect to any specially serviced mortgage loans and REO Properties in the trust fund.

         Neither the master servicer nor the special servicer will have responsibility for the performance by the other of their respective obligations and duties under the pooling and servicing agreement.

         The master servicer will transfer servicing of a mortgage loan in the trust fund to the special servicer upon the occurrence of a Servicing Transfer
Event with respect to that mortgage loan. The special servicer will return the servicing of that mortgage loan to the master servicer, and that mortgage loan will be considered to have been worked-out, if and when all Servicing Transfer
Events with respect to that mortgage loan cease to exist as contemplated by the definition of "Servicing Transfer Event" in the glossary to this prospectus supplement.

         One hundred forty-two (142) of the mortgage loans representing 92.5% of the initial mortgage pool balance will be primary serviced by KRECM. Various other parties will act as primary servicer with respect to 18 of the mortgage loans, representing 7.5% of the initial mortgage pool balance. None of KRECM or the other primary servicers may be terminated as a primary servicer, including by the trustee or other successor to the master servicer, except for cause.

         B-Note Companion Loan. The B-Note Companion Loan will not be included in the trust fund, and references in this prospectus supplement to "underlying mortgage loans" do not include the B-Note Companion Loan. the B-Note Companion
Loan will, however, be serviced under the pooling and servicing agreement by the master servicer or special servicer, as applicable, if an A/B Material Default has occurred and is continuing under the related A/B Intercreditor Agreement.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The Master Servicing Fee. The principal compensation to be paid to the master servicer with respect to its master servicing activities in respect of the mortgage pool will be the master servicing fee.

         The master servicing fee:

         o    will be earned with respect to each and every underlying mortgage loan, including--

              1.   each mortgage loan, if any, that is being specially serviced,

                                     S-148

              2.   each mortgage loan, if any, as to which the corresponding
                   mortgaged real property has become an REO Property, and

              3.   each mortgage loan as to which defeasance has occurred; and

         o    in the case of each and every underlying mortgage loan, will--

              1.   be calculated on the same interest accrual basis as that
                   mortgage loan, which will be a 30/360 Basis or an Actual/360
                   Basis, as applicable,

              2.   accrue at a master servicing fee rate that, on a loan-by-loan basis, ranges from 0.020% per annum to 0.110% per annum,

              3.   accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that
                   mortgage loan, and

              4.   be payable to the master servicer monthly from amounts
                   received with respect to interest on that mortgage loan.

         As of the date of initial issuance of the offered certificates, the weighted average master servicing fee for the mortgage pool will be 0.033% per annum.

         For purposes of this prospectus supplement, master servicing fees include primary servicing fees and, in some cases, correspondent fees. The master servicer will be the primary servicer for certain of the underlying mortgage loans. The underlying mortgage loans not primary serviced by the master servicer will be serviced by Northmarq Capital Group Inc. and various other parties, who will be entitled to the related primary servicing fees. The rate at which the primary servicing fee for each mortgage loan accrues will be the rate set forth in the table entitled "Additional Mortgage Loan Information" (under the heading "Administrative Fees") included on Exhibit A-1 of this prospectus supplement, net of trustee fees, master servicing fees and any applicable correspondent fees.

         If KRECM resigns or is terminated as master servicer, it will be entitled to the excess servicing strip, which is a portion of the master servicing fee. KRECM will be paid such excess servicing strip unless those funds are required to compensate a successor master servicer for assuming KRECM's responsibilities as master servicer. If KRECM resigns or is terminated as primary servicer, it will be entitled to the primary servicing fee from the related mortgage loans, except to the extent that any portion of such primary servicing fee is required to compensate a successor primary servicer for assuming the duties of KRECM as primary servicer.

         Prepayment Interest Shortfalls. The pooling and servicing agreement provides that, if any Prepayment Interest Shortfall is incurred with respect to an underlying mortgage loan during any collection period (other than a
Prepayment Interest Shortfall resulting from a principal prepayment accepted by the master servicer (i) with respect to any specially serviced mortgage loan,
(ii) as a result of the payment of insurance proceeds or condemnation proceeds,
(iii) subsequent to a default under the related mortgage loan documents
(provided that the master servicer reasonably believes that acceptance of such prepayment is consistent with the Servicing Standard and it has obtained the consent of the special servicer), (iv) pursuant to applicable law or a court order, (iv) at the request of or with the consent of the Series 2005-C4
Directing Certificateholder or (v) as permitted by the related loan documents), then the master servicer must make a non-reimbursable payment with respect to the related distribution date in an amount equal to such Prepayment Interest
Shortfall.

         Any payments made by the master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls with respect to the mortgage pool will be included in the Available P&I Funds for that distribution date, as described under "Description of the Offered
Certificates--Distributions" in this prospectus supplement. If the amount of
Prepayment Interest Shortfalls incurred with respect to the mortgage pool during any collection period exceeds the sum of--

         o    any Prepayment Interest Excesses collected with respect to the mortgage pool during that collection period, and

         o    any payments made by the master servicer with respect to the related distribution date to cover those Prepayment Interest
              Shortfalls,

then the resulting Net Aggregate Prepayment Interest Shortfall will be allocated among the respective interest-bearing classes of the series 2005-C4 certificates, in reduction of the interest distributable on those certificates, as and to the extent described under "Description of the Offered
Certificates--Distributions--Interest Distributions" in this prospectus supplement.

                                     S-149

         Principal Special Servicing Compensation. The principal compensation to be paid to the special servicer with respect to its special servicing activities in respect of the mortgage pool will be--

         o    the special servicing fee,

         o    the work-out fee, and

         o    the liquidation fee.

         Special Servicing Fee. The special servicing fee:

         o    will be earned with respect to--

              1.   each underlying mortgage loan, if any, that is being
                   specially serviced, and

              2.   each underlying mortgage loan, if any, as to which the
                   corresponding mortgaged real property has become an REO
                   Property; and

         o    in the case of each underlying mortgage loan described in the foregoing bullet, will--

              1.   be calculated on the same interest accrual basis as that
                   mortgage loan, which will be a 30/360 Basis or an Actual/360
                   Basis, as applicable,

              2.   accrue at a special servicing fee rate of 0.35% per annum
                   (subject to a minimum of $4,000 per loan per month and,
                   provided that such minimum amount may be reduced by the
                   Series 2005-C4 Directing Certificateholder),

              3.   accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that
                   mortgage loan, and

              4.   be payable to the special servicer from amounts received with respect to interest on that mortgage loan.

         Work-out Fee. The special servicer will, in general, be entitled to receive a work-out fee with respect to each specially serviced mortgage loan in the trust fund that has been worked-out by it. The work-out fee will be payable out of, and will be calculated by application of a work-out fee rate of 1.0% to, each collection of interest, other than Default Interest and Post-ARD Additional
Interest, and principal (including scheduled payments, prepayments, balloon payments, payments at maturity and payments resulting from a partial condemnation) received on the subject underlying mortgage loan for so long as it remains a worked-out mortgage loan. The work-out fee with respect to any worked-out mortgage loan in the trust fund will cease to be payable if a new
Servicing Transfer Event occurs with respect to that loan. However, a new work-out fee would become payable if the subject underlying mortgage loan again became a worked-out mortgage loan with respect to that new Servicing Transfer
Event.

         If the special servicer is terminated (other than for cause) or resigns, it will retain the right to receive any and all work-out fees payable with respect to underlying mortgage loans that were worked-out by it during the period that it acted as special servicer and as to which no new Servicing
Transfer Event had occurred as of the time of its termination or resignation.
The successor special servicer will not be entitled to any portion of those work-out fees.

         Although work-out fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any work-out fee will reduce amounts payable to the series 2005-C4 certificateholders.

         Liquidation Fee. The special servicer will be entitled to receive a liquidation fee with respect to each specially serviced mortgage loan in the trust fund for which it obtains a full, partial or discounted payoff from the related borrower. The special servicer will also be entitled to receive a liquidation fee with respect to any specially serviced mortgage loan or REO
Property in the trust fund as to which it receives any liquidation proceeds, insurance proceeds or condemnation proceeds, except as described in the next paragraph. A liquidation fee will also be payable in connection with the repurchase or replacement of any mortgage loan in the trust fund for a Material
Breach of representation or warranty or a Material Document Defect, as described under "Description of the Underlying Mortgage Loans--Cures, Repurchases and
Substitutions" in this prospectus supplement, if the repurchase or substitution occurs after the end of the applicable cure period (as that cure period may be extended). As to each underlying mortgage loan repurchased or replaced as contemplated by the immediately preceding sentence, and any specially serviced mortgage loan and REO Property in the trust fund, the

                                     S-150

liquidation fee will be payable from, and will be calculated by application of a liquidation fee rate of 1.0% to, the related payment or proceeds, exclusive of any portion of that payment or proceeds that represents a recovery of Post-ARD
Additional Interest.

         Despite anything to the contrary described in the prior paragraph, no liquidation fee will be payable based on, or out of, proceeds received in connection with:

         o    the repurchase or replacement of any underlying mortgage loan for a Material Breach or a Material Document Defect, as described under "Description of the Underlying Mortgage Loans--Cures,
              Repurchases and Substitutions" in this prospectus supplement, within the applicable cure period (as that cure period may be extended);

         o    the purchase of any Defaulted Loan by the special servicer or any of its affiliates pursuant to a fair value purchase option, as described under "--Fair Value Purchase Option" below;

         o    the purchase of any A-Note Mortgage Loan by the holder of the related B-Note Companion Loan pursuant to the related A/B
              Intercreditor Agreement, as described under "Description of the
              Underlying Mortgage Loans--The A/B Loan Pair" in this prospectus supplement within 90 days of that A-Note Mortgage Loan becoming specially serviced;

         o    the purchase of an underlying mortgage loan by a mezzanine lender, pursuant to the related mezzanine loan intercreditor agreement within 60 days of such underlying mortgage loan becoming specially serviced to the extent not collected from the related mezzanine lender pursuant to the related intercreditor agreement and the pooling and servicing agreement; or

         o    the purchase of all of the mortgage loans and REO Properties in the trust fund by the master servicer, the special servicer or any single certificateholder or group of certificateholders of the series 2005-C4 controlling class in connection with the
              termination of the trust fund, as described under "--Termination"
              below.

         Although liquidation fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any liquidation fee will reduce amounts payable to the series 2005-C4 certificateholders.

         Special Servicing Compensation With Respect to the B-Note Companion
Loan. The special servicer will be entitled to such compensation with respect to the B-Note Companion Loan as is provided under the A/B Intercreditor Agreement;
provided that in no such case will the payment of any such compensation reduce amounts otherwise payable to the series 2005-C4 certificateholders with respect to the related A-Note Mortgage Loan.

         Additional Servicing Compensation. As additional master servicing compensation, the master servicer will be entitled to receive the excess, if any, of:

         o    the amount of all Prepayment Interest Excesses collected with respect to the mortgage pool during any collection period, over

         o    the amount of certain Prepayment Interest Shortfalls incurred with respect to the mortgage pool during that collection period.

         In addition, the following items collected on the underlying mortgage loans will be allocated between the master servicer and the special servicer as additional compensation in accordance with the pooling and servicing agreement:

         o    any late payment charges and Default Interest actually collected on any particular underlying mortgage loan, to the extent that such late payment charges and Default Interest are not otherwise applied--

              1.   to pay the master servicer, the special servicer or the
                   trustee, as applicable, any unpaid interest on advances made by, and reimbursed to, that party with respect to that
                   mortgage loan or the related mortgaged real property,

              2.   to reimburse the trust fund for any interest on advances that were made with respect to that mortgage loan or the related mortgaged real property, which interest was paid to the
                   master

                                     S-151

                   servicer, the special servicer or the trustee, as
                   applicable, from a source of funds other than late payment charges and Default Interest collected on that mortgage
                   loan,

              3.   to reimburse the trust fund for any other Additional Trust
                   Fund Expenses related to that mortgage loan, and

         o    any extension fees, modification fees, assumption fees, assumption application fees, defeasance fees, earnout fees, consent/waiver fees and other comparable transaction fees and charges.

         The master servicer will be authorized to invest or direct the investment of funds held in its collection account, or in any escrow and/or reserve account maintained by it, in Permitted Investments. See "--Collection
Account" below. The master servicer--

         o    will generally be entitled to retain any interest or other income earned on those funds, and

         o    will generally be required to cover any losses of principal of those investments from its own funds, to the extent those losses are incurred with respect to investments made for the master servicer's benefit.

         The master servicer will not be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any unaffiliated depository institution or trust company holding the collection account meeting the requirements set forth in the pooling and servicing agreement.

         The special servicer will be authorized to invest or direct the investment of funds held in its REO account in Permitted Investments. See "--REO
Properties" below. The special servicer--

         o    will generally be entitled to retain any interest or other income earned on those funds, and

         o    will generally be required to cover any losses of principal of those investments from its own funds.

         The special servicer will not be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any unaffiliated depository institution or trust company holding the collection account meeting the requirements set forth in the pooling and servicing agreement.

         Payment of Expenses; Servicing Advances. The master servicer and the special servicer will each be required to pay its overhead and any general and administrative expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement. Neither the master servicer nor the special servicer will be entitled to reimbursement for these expenses except as expressly provided in the pooling and servicing agreement.

         In general, any and all customary, reasonable and necessary out-of-pocket costs and expenses (including for the remediation of any adverse environmental circumstance or condition at any of the mortgaged real properties)
incurred by the master servicer or the special servicer in connection with the servicing of an underlying mortgage loan as to which a default, delinquency or other unanticipated event has occurred or is reasonably foreseeable, or in connection with the administration of any REO Property in the trust fund, will be servicing advances. Servicing advances will be reimbursable from future payments and other collections, including insurance proceeds, condemnation proceeds and liquidation proceeds, received in connection with the related mortgage loan or REO Property. In addition, the special servicer may periodically require the master servicer to reimburse the special servicer for any servicing advances made by it with respect to a particular underlying mortgage loan or REO Property. Upon so reimbursing the special servicer for any servicing advance, the master servicer will be deemed to have made the advance.

         In general, the special servicer will not have any obligation to make servicing advances. The special servicer will be required to request the master servicer to make required servicing advances with respect to a specially serviced mortgage loan or REO Property on a monthly basis (except for servicing advances required on an emergency basis, for which requests may be made on a more frequent basis). The special servicer must make the request, in writing, at least five business days prior to when the subject servicing advance is required to be made (or, with respect to emergency servicing advances, within two business days of the special servicer's receipt of notice that the emergency servicing advances are required). The master servicer must make the requested servicing advance within a specified number of days following the master servicer's receipt of the request. The special servicer will be required to provide the master servicer any information in its possession as the master servicer may reasonably request to enable the master servicer to determine whether a requested servicing advance would be recoverable from expected collections on the related mortgage loan or REO Property. If the special servicer does

                                     S-152

not fulfill its obligation to provide the master servicer with notice and information regarding any servicing advance, the master servicer will have no obligation to make the subject servicing advance.

         If the master servicer fails to make a required servicing advance within the time required under the series 2005-C4 pooling and servicing agreement, then the trustee will be required:

         o    if it has actual knowledge of the failure, to give the defaulting party notice of its failure; and

         o    if the failure continues for three more business days after that notice, to make the servicing advance.

         Despite the foregoing discussion or anything else to the contrary in this prospectus supplement, none of the master servicer, the special servicer or the trustee will be obligated to make servicing advances that, in its judgment, would not be ultimately recoverable from expected collections on the related mortgage loan or REO Property. If the master servicer, the special servicer or the trustee makes any servicing advance with respect to any mortgage loan or related REO Property that it subsequently determines is not recoverable from expected collections on that mortgage loan or REO Property, it may obtain reimbursement for that advance, together with interest on that advance, out of general collections on the underlying mortgage loans and any REO Properties on deposit in the master servicer's collection account from time to time. The trustee will conclusively rely on the determination of the master servicer or the special servicer regarding the nonrecoverability of any servicing advance.
The master servicer will conclusively rely on the determination of the special servicer regarding the nonrecoverability of any servicing advance. Any reimbursement of a nonrecoverable servicing advance (including interest accrued thereon) as described in the preceding sentence will be deemed to be reimbursed first from payments and other collections of principal on the mortgage loans that are on deposit in the collection account (thereby reducing the amount of principal otherwise distributable on the series 2005-C4 certificates on the related distribution date) prior to application of such reimbursement against any other general collections on deposit therein.

         Notwithstanding the foregoing, upon a determination that a previously made servicing advance is not recoverable from expected collections on the related mortgage loan or REO Property in the trust fund, and to the extent that principal collections are insufficient to fully reimburse the aggregate amount of such nonrecoverable servicing advances, instead of obtaining reimbursement out of general collections on the mortgage pool immediately, any of the master servicer, the special servicer or the trustee, as applicable, may, in its sole discretion, elect to obtain reimbursement for such nonrecoverable servicing advance over a period of time (not to exceed 12 months), with interest thereon at the prime rate described below. At any time after such a determination to obtain reimbursement over time in accordance with the preceding sentence, the master servicer, the special servicer or the trustee, as applicable, may, in its sole discretion, decide to obtain reimbursement from general collections on the mortgage pool immediately. The fact that a decision to recover a nonrecoverable servicing advance over time, or not to do so, benefits some classes of series
2005-C4 certificateholders to the detriment of other classes of series 2005-C4 certificateholders will not constitute a violation of the Servicing Standard by the master servicer or the special servicer or a violation of any fiduciary duty owed by any party to the series 2005-C4 certificateholders.

         In addition, in the event that any servicing advance (including any interest accrued thereon) with respect to a defaulted underlying mortgage loan remains unreimbursed following the time that such underlying mortgage loan is modified and returned to performing status, the master servicer, the special servicer or the trustee will be entitled to reimbursement for that advance (even though that advance is not deemed nonrecoverable out of collections on the related underlying mortgage loan), on a monthly basis, out of -- but solely out of -- payments and other collections of principal on all the underlying mortgage loans after the application of those principal payments and collections to reimburse any party for nonrecoverable debt service advances and/or servicing advances as described in the prior paragraph (thereby reducing the amount of principal otherwise distributable on the series 2005-C4 certificates on the related distribution date). If any such advance is not reimbursed in whole on any distribution date due to insufficient principal collections during the related collection period, then the portion of that advance which remains unreimbursed will be carried over (with interest thereon continuing to accrue)
for reimbursement on the following distribution date (to the extent of principal collections available for that purpose). If any such advance, or any portion of any such advance, is determined, at any time during this reimbursement process, to be ultimately nonrecoverable out of collections on the related underlying mortgage loan, then the master servicer, the special servicer or the trustee, as applicable, will be entitled to immediate reimbursement as a nonrecoverable advance in an amount equal to the portion of that advance that remains outstanding, plus accrued interest, subject to the master servicer's or trustee's election to obtain reimbursement over time as described in the previous paragraph.

         The pooling and servicing agreement will permit the master servicer, at the direction of the special servicer if a specially serviced mortgage loan or
REO Property is involved, to pay directly out of the master servicer's collection account any servicing expense that, if advanced by the master servicer or the special servicer, would not be recoverable from expected collections on the related mortgage loan or REO Property. This is only to be done, however, when the master servicer or, if a specially serviced mortgage loan or REO Property is involved, the special servicer, has determined in accordance with the

                                     S-153

Servicing Standard that making the payment is in the best interests of the series 2005-C4 certificateholders (as a collective whole) or, if the A/B Loan
Pair or an REO Property related to the A/B Loan Pair is involved, the series
2005-C4 certificateholders and the holder of the related Companion Loan (as a collective whole).

         The master servicer, the special servicer and the trustee will be entitled to receive interest on servicing advances made by them. The interest will accrue on the amount of each servicing advance for so long as the servicing advance is outstanding, at a rate per annum equal to the prime rate as published in the "Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any servicing advance made with respect to any underlying mortgage loan or the related mortgaged real property will be payable in connection with the reimbursement of that servicing advance--

         o    first, out of any Default Interest and late payment charges collected on that underlying mortgage loan subsequent to the accrual of that advance interest, and

         o    then, at the time or after the advance has been reimbursed, if and to the extent that the Default Interest and late payment charges referred to in the prior bullet are insufficient to cover the advance interest, out of any amounts on deposit in the master servicer's collection account.

REPLACEMENT OF THE SPECIAL SERVICER

         Subject to the discussion in the next paragraph, the holder or holders of series 2005-C4 certificates representing a majority interest in the series
2005-C4 controlling class may, upon not less than 10 business days' prior written notice to the respective parties to the pooling and servicing agreement, remove any existing special servicer, with or without cause, and appoint a successor special servicer, except that, if the removal is without cause, the cost of transferring the special servicing responsibilities to a successor special servicer will be the responsibility of the certificateholders of the series 2005-C4 controlling class. However, any such appointment of a successor special servicer will be subject to, among other things, receipt by the trustee of--

         1.   written confirmation from each of Moody's and S&P, as applicable, that the appointment will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the series 2005-C4 certificates, and

         2.   the written agreement of the proposed special servicer to be bound by the terms and conditions of the pooling and servicing
              agreement.

         In connection with any termination as described in the preceding paragraph, the terminated special servicer will be entitled to, among other things:

         o    payment out of the master servicer's collection account for all accrued and unpaid special servicing fees and additional special servicing compensation;

         o    reimbursement by its successor for any outstanding servicing advances made by the terminated special servicer, together with interest;

         o    continued rights to indemnification as described under
              "Description of the Governing Documents--Matters Regarding the
              Master Servicer, the Special Servicer, the Manager and Us" in the
              accompanying prospectus; and

         o    continued rights to some or all workout fees as described under
              "--Servicing and Other Compensation and Payment of Expenses"
              above.

Upon reimbursement as described in the second bullet of the prior sentence, any advance will be treated as if it were made by the successor special servicer.

ENFORCEMENT OF DUE-ON-SALE PROVISIONS AND DUE-ON-ENCUMBRANCE

         In general, the master servicer may not, without the consent of the special servicer, waive any due-on-sale or due-on-encumbrance clause in, or consent to the assumption of, any mortgage loan in the trust fund, or make any determination with respect to any mortgage loan, which by its terms permits transfer, assumption and/or further encumbrance without lender's consent provided certain conditions are satisfied, that such conditions have been satisfied. The master servicer will

                                     S-154

handle waivers of due-on-sale and due-on-encumbrance clauses in, assumptions of, and determinations of the satisfaction of conditions described above for, all performing mortgage loans in the trust fund. The special servicer will handle waivers of due-on-sale and due-on-encumbrance clauses in, assumptions of, and determinations of the satisfaction of conditions described above for, all specially serviced mortgage loans in the trust fund.

         The master servicer or the special servicer, as applicable, will be required to enforce (or waive the right to enforce) any such due-on-sale clause in, or refuse to consent to the assumption of, any mortgage loan in the trust fund, unless the special servicer determines in accordance with the Servicing
Standard, that--

         o    not declaring an event of default under the related mortgage; or

         o    granting such consent,

would likely result in a greater or equal recovery on a present value basis
(discounting at a rate not less than the related mortgage interest rate), than would enforcement of such clause or the failure to grant such consent.

         If the special servicer determines that--

         o    not declaring an event of default under the related mortgage; or

         o    granting such consent,

would likely result in a greater or equal recovery, the master servicer or the special servicer, as applicable, is authorized to (or may authorize the master servicer or a primary servicer to) take or enter into an assumption agreement from or with the proposed transferee as obligor thereon, provided that--

         o    the credit status of the proposed transferee complies with the
              Servicing Standard and the related loan documents; and

         o    with respect to any underlying mortgage loan (1) the principal balance of which is $20,000,000 or more or (2) that by itself, or as part of a cross-collateralized group or a group of mortgage loans with affiliated borrowers, (a) represents a specified percentage (5% or more in the case of S&P) of the aggregate outstanding principal balance of all of the mortgage pool at such time or (b) is one of the ten largest mortgage loans by
              outstanding principal balance of all of the mortgage loans in the trust fund at such time (treating any group of
              cross-collateralized mortgage loans or any group of mortgage loans with affiliated borrowers as a single mortgage loan), the master servicer or the special servicer, as applicable, has received written confirmation from Moody's and S&P that such assumption would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to the series
              2005-C4 certificates; provided that the master servicer or the special servicer representing the trust in the transaction must use reasonable efforts to require the borrower to pay the cost of any such confirmation and any such costs not paid by the borrower shall be an expense of the trust fund.

         Mortgage loans described in the second bullet point of the preceding sentence are referred to as "Significant Mortgage Loans."

         No assumption agreement may contain any terms that are different from any term of any mortgage or related mortgage note, except pursuant to the provisions described under "--Modifications, Waivers, Amendments and Consents"
below. The special servicer will provide notice to the rating agencies of any waiver of any due-on-sale clause in the event that rating agency confirmation is not required for such waiver.

         As long as the mezzanine lender is a mortgage loan seller or satisfies various institutional lender criteria, the consent of the special servicer and the receipt of a rating confirmation will generally not be required in the event that the holder of mezzanine debt related to a mortgage loan forecloses upon the equity in a borrower under a mortgage loan.

         The master servicer, with respect to all performing mortgage loans in the trust fund, or the special servicer, with respect to all specially serviced mortgage loans in the trust fund, will be required to enforce (or waive the right to enforce) any due-on-encumbrance clause in any mortgage loan in the trust fund, and in connection therewith will be required to (1) accelerate payments thereon or (2) withhold its consent to such lien or encumbrance unless--

                                     S-155

         o    the special servicer determines, in accordance with the Servicing
              Standard, that not accelerating such payments or granting such consent would produce a greater or equal recovery, on a present value basis, than taking those actions, and

         o    with respect to any mortgage loan that (1) is a Significant
              Mortgage Loan, or (2) together with the proposed subordinate debt, would have either a combined debt service coverage ratio that is equal to or less than 1.20x or a combined loan-to-value ratio equal to or greater than 85%, the master servicer or the special servicer, as applicable, receives prior written confirmation from, as applicable, Moody's and S&P that either not accelerating payments on the related mortgage loan or granting such consent, whichever is applicable, would not, in and of itself, cause a downgrade, qualification or withdrawal of any of the then current ratings assigned to the series 2005-C4 certificates; provided that the master servicer or the special servicer, as applicable, must use reasonable efforts to require the borrower to pay the cost of any such confirmation and any such costs not paid by the borrower shall be an expense of the trust fund.

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

         The pooling and servicing agreement will permit the master servicer or a primary servicer (in certain circumstances), or the special servicer, as applicable, to modify, waive or amend any term of any non-specially serviced mortgage loan if it determines, in accordance with the Servicing Standard, that it is appropriate to do so. However, except as described in the following paragraph and except as contemplated under "--Enforcement of Due-on-Sale
Provisions and Due-on-Encumbrance" above and under "Description of the
Underlying Mortgage Loans--Certain Terms and Conditions of the Underlying
Mortgage Loans--Hazard, Liability and Other Insurance" in this prospectus supplement, no such modification, waiver or amendment of a non-specially serviced mortgage loan may--

         o    with limited exception generally involving the waiver of late payment charges and Default Interest, affect the amount or timing of any scheduled payments of principal, interest or other amount
              (including Yield Maintenance Charges) payable under the mortgage loan;

         o    affect the obligation of the related borrower to pay a Yield
              Maintenance Charge or permit a principal prepayment during the applicable lockout period;

         o    except as expressly provided by the related mortgage or in connection with a defeasance, condemnation or a material adverse environmental condition at the related mortgaged real property, result in a release of the lien of the related Mortgage on any material portion of the related mortgaged real property without a corresponding principal prepayment; or

         o    in the judgment of the master servicer or the special servicer, as applicable, materially impair the security for the mortgage loan or reduce the likelihood of timely payment of amounts due thereon;

unless either (x) the subject mortgage loan is in default or default is reasonably foreseeable or (y) the special servicer has determined (and may rely on an opinion of counsel in making the determination) that the modification, waiver or amendment will not be a "significant modification" of the subject mortgage loan within the meaning of Treasury regulations section 1.860G-2(b).

         Notwithstanding the second sentence of the preceding paragraph, the special servicer may--

         o    reduce the amounts owing under any specially serviced mortgage loan by forgiving principal, accrued interest and/or any Yield
              Maintenance Charge;

         o    reduce the amount of the monthly payment on any specially serviced mortgage loan, including by way of a reduction in the related mortgage interest rate;

         o    forbear in the enforcement of any right granted under any mortgage note or mortgage relating to a specially serviced mortgage loan;

         o    extend the maturity of any specially serviced mortgage loan;

         o    waive Post-ARD Additional Interest if such waiver conforms to the
              Servicing Standard;

         o    permit the release or substitution of collateral for a specially serviced mortgage loan; and/or

                                     S-156

         o    accept a principal prepayment during any lockout period;

provided that the related borrower is in default with respect to the specially serviced mortgage loan or, in the judgment of the special servicer, such default is reasonably foreseeable and, in the judgment of the special servicer and in accordance with the Servicing Standard, the modification would increase or equal the recovery on the subject mortgage loan to series 2005-C4 certificateholders and any affected holder of a Companion Loan, as a collective whole, compared to liquidation of the specially serviced mortgage loan.

         However, in no event will the special servicer be permitted (or permit the master servicer) to--

         (1)  extend the maturity date of any underlying mortgage loan beyond a date that is three years prior to the rated final distribution date;

         (2)  extend the maturity date of any underlying mortgage loan at an interest rate less than the lower of (a) the interest rate in effect prior to such extension or (b) the then prevailing interest rate for comparable mortgage loans;

         (3)  extend the maturity date of any underlying mortgage loan beyond a date which is 10 years prior to the expiration of the term of such ground lease (after giving effect to all extension options) if the mortgage loan is secured by a ground lease; or

         (4)  defer interest due on any underlying mortgage loan in excess of 5%
              of the Stated Principal Balance of such mortgage loan.

         With respect to clause (3) above, the special servicer is required to give due consideration to the term of the ground lease before extending the maturity date beyond a date which is 20 years prior to the expiration of the term of such ground lease (after giving effect to all extension options).
Neither the master servicer nor the special servicer may permit or modify a loan to permit a voluntary prepayment of a mortgage loan, other than a specially serviced mortgage loan, on any day other than its due date, unless, among other things, the master servicer or the special servicer also collects interest thereon through the due date following the date of such prepayment or unless otherwise permitted under the related mortgage loan documents. Prepayments of specially serviced mortgage loans will be permitted to be made on any day without the payment of interest through the following due date.

         The master servicer and the special servicer will notify each other, the trustee and, in some cases, the rating agencies, of any modification, waiver or amendment of any term of a mortgage loan agreed to by the master servicer or the special servicer, as the case may be, and must deliver to the trustee (in the case of the special servicer, with a copy to the master servicer) for deposit in the related mortgage file an original counterpart of the agreement related to such modification, waiver or amendment, promptly following the execution thereof (and in any event within 10 business days). Copies of each agreement whereby any such modification, waiver or amendment of any term of any mortgage loan is effected are to be available for review during normal business hours, upon prior request, at the offices of the special servicer.

         The ability of the master servicer or the special servicer to agree to modify, waive or amend any of the terms of the pooled mortgage loans will be subject to the discussions under one or more of the following headings in this prospectus supplement: "--The Series 2005-C4 Directing Certificateholder and the
Series 2005-C4 Controlling Class" below and "Description of the Underlying
Mortgage Loans--The A/B Loan Pair."

REQUIRED APPRAISALS

         Within 60 days following the occurrence of any Appraisal Reduction
Event with respect to any of the mortgage loans, the special servicer must obtain, and deliver to the trustee and the master servicer a copy of, an MAI appraisal of the related mortgaged real property from an independent appraiser meeting the qualifications imposed in the pooling and servicing agreement
(provided that in no event shall the period to receive such appraisal exceed 120 days from the occurrence of the event that, with the passage of time, would become such Appraisal Reduction Event), unless--

         o    an appraisal had previously been obtained within the prior twelve months, and

         o    there has been no material change in the circumstances surrounding the related mortgaged real property subsequent to that appraisal that would, in the judgment of the special servicer, materially affect the value set forth in that earlier appraisal.

                                     S-157

         Notwithstanding the foregoing, if the Stated Principal Balance of the subject underlying mortgage loan is less than $2,000,000, then the special servicer will perform an internal valuation of the related mortgaged real property in lieu of an appraisal.

         As a result of any appraisal or internal valuation, the special servicer may determine that an Appraisal Reduction Amount exists with respect to the subject underlying mortgage loan (or, if applicable, any A/B Loan Pair). If, with respect to underlying mortgage loans with a Stated Principal Balance of more than $2,000,000, such appraisal is not received, within the requisite time period or if, for any underlying mortgage loan with a Stated Principal Balance of $2,000,000 or less, the special servicer does not to obtain an appraisal or perform an internal valuation within the requisite time period, the Appraisal
Reduction Amount for the related underlying mortgage loan (or, if applicable, any A/B Loan Pair) will be 25% of its Stated Principal Balance as of the date of the related Appraisal Reduction Event. An Appraisal Reduction Amount is relevant to the determination of the amount of any advances of delinquent interest required to be made with respect to the affected mortgage loan. See "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service
Payments" in this prospectus supplement.

         If an Appraisal Reduction Event occurs with respect to any mortgage loan in the trust fund, then the special servicer will have an ongoing obligation to obtain or perform, as the case may be, within 30 days of each anniversary of the occurrence of that Appraisal Reduction Event, an update of the prior required appraisal or other valuation. Based upon that update, the special servicer is to redetermine, and report to the trustee and the master servicer, the new Appraisal Reduction Amount, if any, with respect to the mortgage loan. This ongoing obligation will cease if and when--

         o    the subject mortgage loan has become a worked-out mortgage loan as contemplated under "--Servicing Under the Pooling and Servicing
              Agreement" above and has remained current for three consecutive monthly payments under the terms of the workout, and

         o    no other Servicing Transfer Event or Appraisal Reduction Event has
              occurred and is continuing with respect to the subject mortgage loan.

         The cost of each required appraisal, and any update of that appraisal, will be advanced by the master servicer, at the direction of the special servicer, and will be reimbursable to the master servicer as a servicing advance.

COLLECTION ACCOUNT

         General. The master servicer will be required to establish and maintain a collection account for purposes of holding payments and other collections that it receives with respect to the underlying mortgage loans. That collection account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The collection account will contain sub-accounts that provide for the segregation of the amounts received with respect to the B-Note Companion Loans.

         The funds held in the master servicer's collection account may be held as cash or invested in Permitted Investments. Subject to the limitations in the pooling and servicing agreement, any interest or other income earned on funds in the master servicer's collection account will be paid to the master servicer as additional compensation.

         Deposits. The master servicer must deposit or cause to be deposited in its collection account, within one business day following receipt by it, in the case of payments from borrowers and other collections on the underlying mortgage loans, or as otherwise required under the pooling and servicing agreement, the following payments and collections received or made by or on behalf of the master servicer subsequent to the date of initial issuance of the offered certificates with respect to the underlying mortgage loans (exclusive of scheduled payments of principal and interest due on or before the respective due dates for those mortgage loans in August 2005 or, in the case of any of those mortgage loans that are replacement mortgage loans, on or before the related date of substitution):

         o    all principal payments, including principal prepayments, collected on the underlying mortgage loans;

         o    all interest payments, including Default Interest and Post-ARD
              Additional Interest, collected on the underlying mortgage loans;

         o    any Yield Maintenance Charges and late payment charges collected on the underlying mortgage loans;

         o    any proceeds received under any hazard, flood, title or other insurance policy that provides coverage with respect to any of the underlying mortgage loans or the related mortgaged real property, and all proceeds

                                     S-158

              received in connection with the condemnation or the taking by right of eminent domain of a mortgaged real property securing any of the underlying mortgage loans, in each case to the extent not required to be applied to the restoration of the subject
              mortgaged real property or released to the related borrower;

         o    any amounts received and retained in connection with the
              liquidation of any of the underlying mortgage loans that are in default, whether through foreclosure, deed-in-lieu of foreclosure, any purchase thereof by a mezzanine lender or as otherwise contemplated under "--The Series 2005-C4 Directing
              Certificateholder and the Series 2005-C4 Controlling Class,"
              "--Procedures with Respect to Defaulted Mortgage Loans" and
              "--Fair Value Purchase Option" below, in each case to the extent not required to be returned to the related borrower;

         o    any amounts paid by a holder of the B-Note Companion Loan in connection with any purchase option exercised or cure payment remitted pursuant to the terms of the related intercreditor agreement;

         o    any amounts paid by or on behalf of Column or KeyBank in
              connection with the repurchase or replacement of, or the curing of any breach of representation and warranty with respect to, any of the underlying mortgage loans by that party as described under
              "Description of the Underlying Mortgage Loans--Cures, Repurchases
              and Substitutions" in this prospectus supplement;

         o    any amounts paid to purchase or otherwise acquire all of the underlying mortgage loans and any related REO Properties in connection with the termination of the trust fund as contemplated under "--Termination" below;

         o    any amounts required to be deposited by the master servicer in connection with losses incurred with respect to Permitted
              Investments of funds held in the master servicer's collection account;

         o    all payments with respect to the underlying mortgage loans or any related REO Properties required to be paid by the master servicer or received from the special servicer with respect to any
              deductible clause in any blanket hazard insurance policy or master force placed hazard insurance policy, as described under
              "Description of the Underlying Mortgage Loans--Certain Terms and
              Conditions of the Underlying Mortgage Loans--Hazard, Liability and
              Other Insurance" in this prospectus supplement;

         o    any amounts with respect to REO Properties relating to the underlying mortgage loans, which amounts are transferred by the special servicer from its REO account; and

         o    any amounts with respect to the underlying mortgage loans that are transferred from any debt service reserve accounts.

         Upon receipt of any of the amounts described in the first seven bullets of the prior paragraph with respect to any specially serviced mortgage loan in the trust fund, the special servicer is required to promptly remit those amounts to the master servicer for deposit in the master servicer's collection account.

         Also, notwithstanding the foregoing, after the occurrence of an A/B
Material Default with respect to any A/B Loan Pair, for so long as such A/B
Material Default is continuing, amounts received with respect to that A/B Loan
Pair or the related mortgaged real property will be deposited into an account maintained by the master servicer, which may be a subaccount of the collection account, solely with respect to that A/B Loan Pair and thereafter amounts allocable to the related A-Note Mortgage Loan will be transferred to the collection account.

         Withdrawals. The master servicer may make withdrawals from its collection account for any of the following purposes, which are not listed in any order of priority:

         1.   to remit to the trustee for deposit in the trustee's distribution account described under "Description of the Offered
              Certificates--Distribution Account" in this prospectus supplement, on the business day preceding each distribution date, all payments and other collections on the mortgage loans and any REO Properties in the trust fund that are then on deposit in the collection account, exclusive of any portion of those payments and other collections that represents one or more of the following--

              (a)  monthly debt service payments due on a due date subsequent to the end of the related collection period,

                                     S-159

              (b)  payments and other collections received by or on behalf of the trust fund after the end of the related collection
                   period, and

              (c)  amounts that are payable or reimbursable from the collection account to any person other than the series 2005-C4
                   certificateholders in accordance with any of clauses 2.
                   through 20. below;

         2.   to reimburse itself, the special servicer or the trustee, as applicable, for any unreimbursed advances made by that party, as described under "--Servicing and Other Compensation and Payment of
              Expenses" above and "Description of the Offered
              Certificates--Advances of Delinquent Monthly Debt Service
              Payments" in this prospectus supplement, with that reimbursement to be made out of collections on the underlying mortgage loan or
              REO Property as to which the advance was made;

         3.   to pay itself, any primary servicer or the trustee earned and unpaid master servicing fees or trustee fees, as applicable, with respect to each mortgage loan in the trust fund, with that payment to be made out of collections on that mortgage loan that are allocable as interest;

         4.   to pay the special servicer, earned and unpaid special servicing fees with respect to each mortgage loan in the trust fund that is either--

              (a)  a specially serviced mortgage loan, or

              (b)  a mortgage loan as to which the related mortgaged real property has become an REO Property;

         5.   to pay the special servicer or, if applicable, any predecessor to the special servicer, earned and unpaid work-out fees and
              liquidation fees to which it is entitled with respect to the mortgage pool, with that payment to be made from the sources described under "--Servicing and Other Compensation and Payment of
              Expenses" above;

         6.   to reimburse itself, the special servicer or the trustee, as applicable, out of general collections on the mortgage loans and any REO Properties in the trust fund, for any unreimbursed advance made by that party as described under "--Servicing and Other
              Compensation and Payment of Expenses" above and "Description of the Offered Certificates--Advances of Delinquent Monthly Debt
              Service Payments" in this prospectus supplement, which advance has been determined not to be ultimately recoverable under clause 2.
              above and to reimburse itself, the special servicer or the trustee, as applicable, out of amounts on deposit that represent principal collections, for any advance that relates to a defaulted mortgage loan and remains unreimbursed after such mortgage loan is returned to performing status;

         7.   in connection with the reimbursement of advances as described in clause 2. or 6. above, to pay itself, the special servicer or the trustee, as applicable, unpaid interest accrued on any advance made by that party under the pooling and servicing agreement, with that payment to be made out of Default Interest and late payment charges received with respect to the particular mortgage loan in the trust fund as to which, or that relates to the mortgaged real property as to which, that advance was made;

         8.   in connection with the reimbursement of advances as described in clause 2. or 6. above, to pay itself, the special servicer or the trustee, as the case may be, out of general collections on the mortgage loans and any REO Properties in the trust fund (but for any advance that relates to a defaulted mortgage loan and remains unreimbursed after such mortgage loan is returned to performing status, only out of general collections that represent collections of principal), any interest accrued and payable on that advance and not otherwise payable under clause 7. above;

         9.   to pay the master servicer or the special servicer, as the case may be, any items of additional servicing compensation on deposit in the collection account as discussed under "--Servicing and
              Other Compensation and Payment of Expenses--Additional Servicing
              Compensation" above;

         10.  to pay any unpaid liquidation expenses incurred with respect to any liquidated mortgage loan or REO Property in the trust fund;

         11.  to pay, out of general collections on the mortgage loans and any
              REO Properties in the trust fund, certain servicing expenses that would, if advanced, be nonrecoverable under clause 2. above;

                                     S-160

         12.  to pay, out of general collections on the mortgage loans and any
              REO Properties in the trust fund, for the unadvanced costs and expenses incurred by the trust fund due to actions taken based upon an environmental assessment of any mortgaged real property, as well as for the unadvanced costs and expenses incurred by the trust fund for certain additional environmental testing at any mortgaged real property;

         13.  to pay itself, the special servicer, the trustee, us or any of their or our respective affiliates, directors, members, managers, shareholders, officers, employees and agents (including any primary servicer), as the case may be, out of general collections on the mortgage loans and any REO Properties in the trust fund, any of the reimbursements or indemnities to which we or any of those other persons or entities are entitled as described under
              "Description of the Governing Documents--Matters Regarding the
              Master Servicer, the Special Servicer, the Manager and Us" and
              "--Matters Regarding the Trustee" in the accompanying prospectus;

         14.  to pay, out of general collections on the mortgage loans and any
              REO Properties in the trust fund, for (a) the costs of various opinions of counsel related to the servicing and administration of the mortgage loans in the trust fund, (b) expenses properly incurred by the trustee in connection with providing tax-related advice to the special servicer or master servicer and (c) the fees of the master servicer and/or the trustee for confirming a fair value determination by the special servicer of a Defaulted Loan;

         15.  to reimburse itself, the special servicer or the trustee, as the case may be, for any unreimbursed expenses reasonably incurred in respect of any breach or defect in respect of a mortgage loan giving rise to a repurchase obligation of a mortgage loan seller, or the enforcement of such obligation, under the related mortgage loan purchase agreement;

         16.  to pay for--

              (a)  the cost of the opinions of counsel for purposes of REMIC administration or amending the pooling and servicing
                   agreement to the extent payable out of the trust fund; and

              (b)  the cost of obtaining an extension from the Internal Revenue
                   Service for the sale of any REO Property;

         17.  to pay any other items described in this prospectus supplement as being payable from the collection account;

         18.  to pay to the applicable party amounts received on any mortgage loan or REO Property that has been purchased or otherwise removed from the trust fund;

         19.  to pay any amount, in addition to normal remittances, allocable to the holder of a Companion Loan pursuant to the related
              intercreditor, co-lender or similar agreement;

         20.  to withdraw amounts deposited in the collection account in error;
              and

         21.  to clear and terminate the collection account upon the termination of the pooling and servicing agreement.

         In no event will any amounts allocable to the B-Note Companion Loan be available to cover any payments or reimbursements associated with any underlying mortgage loan other than the related A-Note Mortgage Loan. In addition, any amounts allocable to the B-Note Companion Loan will be available to cover payments and/or reimbursements associated with the related A-Note Mortgage Loan only to the extent described under "Description of the Underlying Mortgage
Loans--The A/B Loan Pair" in this prospectus supplement.

FAIR VALUE PURCHASE OPTION

         The pooling and servicing agreement grants the Series 2005-C4 Directing
Certificateholder and the special servicer, in that order, an assignable option
(a "Purchase Option") to purchase Defaulted Loans from the trust fund in the manner and at the price described below. The Purchase Option held or assigned by a Series 2005-C4 Directing Certificateholder (if not earlier exercised or declined) will expire at such time as the related class of series 2005-C4 certificates is no longer the series 2005-C4 controlling class.

                                     S-161

         Promptly after the determination that a mortgage loan in the trust fund has become a Defaulted Loan, the special servicer will be required to notify the trustee, the master servicer and the Series 2005-C4 Directing Certificateholder of such determination.

         Within 60 days following the date the special servicer receives an appraisal after a mortgage loan becomes a Defaulted Loan, the special servicer will be required to determine the fair value of such mortgage loan in accordance with the Servicing Standard and consistent with the guidelines contained in the pooling and servicing agreement. The special servicer will be permitted to change from time to time thereafter, its determination of the fair value of a
Defaulted Loan based upon changed circumstances, new information or otherwise, in accordance with the Servicing Standard. In the event that the special servicer or any affiliate of the special servicer exercises the purchase option described above with respect to any Defaulted Loan in the trust fund, including as the Series 2005-C4 Directing Certificateholder or as the assignee of another option holder, then the master servicer (or, if the master servicer is also the special servicer or an affiliate of the special servicer, the trustee) will be required to confirm that the special servicer's determination as to the fair value of that mortgage loan is no less than the amount that the master servicer considers to be the fair value of that mortgage loan. In such event, the special servicer shall promptly deliver to the master servicer or the trustee, as applicable in accordance with the foregoing sentence, the most recent related appraisal then in the special servicer's possession, together with such other third-party reports and other information then in the special servicer's possession that is relevant to the confirmation of the special servicer's determination of fair value, including information regarding any change in circumstance regarding the related mortgaged real property known to the special servicer that has occurred subsequent to, and that would materially affect the value of the related mortgaged real property reflected in, the most recent related appraisal. Notwithstanding the foregoing, and if the special servicer has not already done so, the master servicer or the trustee, as the case may be, may (at its option) designate a qualified independent expert in real estate or commercial mortgage loan matters with at least five years' experience in valuing or investing in loans similar to the subject specially serviced mortgage loan, selected with reasonable care by the master servicer or the trustee, as the case may be, to confirm that the special servicer's fair value determination is consistent with or greater than what the independent expert considers to be the fair value of such mortgage loan. In that event, the master servicer or trustee, as applicable, will be entitled to rely upon such independent expert's determination. The reasonable costs of all third-party opinions of value and any appraisals and inspection reports incurred by the master servicer or trustee, as the case may be, as contemplated by this paragraph will be advanced by the master servicer or trustee, as the case may be, and will constitute, and be reimbursable as, a servicing advance. In addition, the master servicer or the trustee, as the case may be, will be entitled to receive out of the master servicer's collection account a fee, as specified in the pooling and servicing agreement, for each such confirmation of the special servicer's fair value determination with respect to any particular specially serviced mortgage loan that is made by the master servicer or the trustee, as the case may be.

         Each holder of the Purchase Option may, at its option, purchase a
Defaulted Loan from the trust fund at a price (the "Option Price") equal to--

         o    if the special servicer has not yet determined the fair value of the Defaulted Loan, the unpaid principal balance of the Defaulted
              Loan, plus accrued and unpaid interest on such balance, all related unreimbursed servicing advances together with any unpaid interest on any advance owing to the party or parties that made them, and all accrued special servicing fees and additional trust expenses allocable to such Defaulted Loan whether paid or unpaid and all cost and expenses in connection with the sale, or

         o    if the special servicer has made such fair value determination, the fair value of the Defaulted Loan as determined by the special servicer.

         If the most recent fair value calculation was made more than 90 days prior to the exercise date of the Purchase Option, then the special servicer must confirm or revise the fair value determination, and the Option Price at which the Defaulted Loan may be purchased will be modified accordingly.

         Unless and until the Purchase Option with respect to a Defaulted Loan is exercised, the special servicer will be required to pursue such other resolution strategies available under the pooling and servicing agreement, including workout and foreclosure, consistent with the Servicing Standard, but the special servicer will not be permitted to sell the Defaulted Loan other than pursuant to the exercise of the Purchase Option or in accordance with any applicable intercreditor or co-lender agreement.

         If not exercised sooner, the Purchase Option with respect to any
Defaulted Loan will automatically terminate upon--

         o    the related mortgagor's cure of all defaults that caused such mortgage loan to be a Defaulted Loan,

                                     S-162

         o    the acquisition on behalf of the trust of title to the related mortgaged real property by foreclosure or deed in lieu of
              foreclosure, or

         o    the modification, waiver or pay-off (full or discounted) of the
              Defaulted Loan in connection with a workout.

         There can be no assurance that the Fair Value of any Defaulted Loan
(determined as described above) will equal the amount that could have actually been realized in an open bid or that the Option Price for that mortgage loan will equal or be greater than the amount that could have been realized through foreclosure or a work-out of that mortgage loan.

PROCEDURES WITH RESPECT TO DEFAULTED MORTGAGE LOANS

         If a default on any underlying mortgage loan in the trust fund has occurred, the special servicer, on behalf of the trustee, is permitted, in addition to the actions described under "--Modifications, Waivers, Amendments and Consents" above, to take any of the following actions:

         o    institute foreclosure proceedings;

         o    exercise any power of sale contained in the related mortgage;

         o    obtain a deed in lieu of foreclosure; or

         o    otherwise acquire title to the related mortgaged real property, by operation of law or otherwise;

provided that the pooling and servicing agreement imposes limitations on enforcement actions solely to recover Post-ARD Additional Interest on an ARD
Loan.

         The special servicer may not, however, acquire title to any mortgaged real property, have a receiver of rents appointed with respect to any mortgaged real property or take any other action with respect to any mortgaged real property that would cause the trustee, for the benefit of the holders of the series 2005-C4 certificates (or, in the case of the A/B Loan Pair, the holders of the series 2005-C4 certificates and the holder of the related Companion
Loan), or any other specified person, to be considered to hold title to, to be a
"mortgagee-in-possession" of, or to be an "owner" or an "operator" of the particular mortgaged real property within the meaning of certain federal environmental laws, unless--

         o    the special servicer has, within the prior 12 months, received an environmental assessment report with respect to the particular real property prepared by a person who regularly conducts
              environmental audits, which report will be an expense of the trust fund, and

         o    either:

              1.   the report indicates that--

                   (a)  the particular real property is in compliance with
                        applicable environmental laws and regulations, and

                   (b)  there are no circumstances or conditions present at the particular real property relating to the use, management
                        or disposal of hazardous materials for which
                        investigation, testing, monitoring, containment,
                        clean-up or remediation could be required under any
                        applicable environmental laws and regulations; or

              2.   the special servicer determines in accordance with the
                   Servicing Standard, taking account of any applicable
                   environmental insurance policy, that taking the actions
                   necessary to bring the particular real property into
                   compliance with applicable environmental laws and
                   regulations and/or taking any of the other actions
                   contemplated by clause 1(b) above, is reasonably likely to produce a greater recovery for the holders of the series
                   2005-C4 certificates, as a collective whole (or, in the case of the A/B Loan Pair, for the holders of the series 2005-C4 certificates and the holder of the related Companion Loan, as a collective whole), on a present value basis, than not taking those actions.

         If neither of the conditions in clauses 1. and 2. of the second bullet of the prior paragraph are satisfied, the special servicer may take those actions as are in accordance with the Servicing Standard, other than proceeding against the

                                     S-163

contaminated mortgaged real property. In addition, when the special servicer determines it to be appropriate, it may, on behalf of the trust fund, release all or a portion of the related mortgaged real property from the lien of the related mortgage instrument.

         A borrower's failure to make required mortgage loan payments may mean that operating income from the related mortgaged real property is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payments of taxes or otherwise to maintain and insure the related mortgaged real property. In general, the special servicer will be required to monitor any specially serviced mortgage loan in the trust fund, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related mortgaged real property, initiate corrective action in cooperation with the borrower if cure is likely, inspect the related mortgaged real property and take such other actions as it deems necessary and appropriate.
A significant period of time may elapse before the special servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the special servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose, or accept a deed to a mortgaged real property in lieu of foreclosure, on behalf of the holders of the series 2005-C4 certificates and, in the case of the A/B Loan Pair, the holder of the related Companion Loan, may vary considerably depending on the particular underlying mortgage loan, the related mortgaged real property, the borrower, the presence of an acceptable party to assume the subject mortgage loan and the laws of the jurisdiction in which the related mortgaged real property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the defaulted loan or to foreclose on the related real property for a considerable period of time.

         If liquidation proceeds collected with respect to any defaulted mortgage loan in the trust fund are less than the outstanding principal balance of the subject defaulted mortgage loan, together with accrued interest on and reimbursable expenses incurred by the special servicer, the master servicer and/or any other party in connection with the subject defaulted mortgage loan, then the trust fund will realize a loss in the amount of the shortfall. The special servicer and/or master servicer will be entitled to reimbursement out of the liquidation proceeds recovered on any defaulted mortgage loan, prior to the payment of any portion of those liquidation proceeds to the holders of the series 2005-C4 certificates, for any and all amounts that represent unpaid servicing compensation in respect of the subject mortgage loan, unreimbursed servicing expenses incurred with respect to the subject mortgage loan and any unreimbursed advances of delinquent payments made with respect to the subject mortgage loan. In addition, amounts otherwise payable on the series 2005-C4 certificates may be further reduced by interest payable to the master servicer and/or special servicer on the servicing expenses and advances with respect to the subject mortgage loan.

REO PROPERTIES

         If title to any mortgaged real property is acquired by the special servicer on behalf of the trust fund (or, in the case of the A/B Loan Pair, on behalf of the trust fund and the holder of the related Companion Loan), the special servicer will be required to sell that property not later than the end of the third calendar year following the year of acquisition, unless--

         o    the IRS grants an extension of time to sell the property, or

         o    the special servicer obtains an opinion of independent counsel generally to the effect that the holding of the property
              subsequent to the end of the third calendar year following the year in which the acquisition occurred will not result in the imposition of a tax on the assets of the trust fund or cause any
              REMIC created under the pooling and servicing agreement to fail to qualify as a REMIC under the Internal Revenue Code.

         The special servicer will be required to use reasonable efforts to solicit cash offers for any REO Property held in the trust fund in a manner that will be reasonably likely to realize a fair price for the property as soon as reasonably practical and in any event within the time periods contemplated by the prior paragraph. The special servicer may, at the expense of the trust fund, retain an independent contractor to operate and manage any REO Property. The retention of an independent contractor will not relieve the special servicer of its obligations with respect to any REO Property. Regardless of whether the special servicer applies for or is granted an extension of time to sell any REO
Property, the special servicer will be required to act in accordance with the
Servicing Standard to liquidate that REO Property on a timely basis. If an extension is granted or opinion given, the special servicer must sell the subject REO Property within the period specified in the extension or opinion.

                                     S-164

         In general, the special servicer or an independent contractor employed by the special servicer at the expense of the trust fund will be obligated to operate and manage any REO Property held by the trust fund solely for the purpose of its prompt disposition and sale, in a manner that:

         o    maintains its status as foreclosure property under the REMIC provisions of the Internal Revenue Code; and

         o    to the extent consistent with the foregoing, is in accordance with the Servicing Standard.

         The special servicer must review the operation of each REO Property held by the trust fund and, in connection with that review, may consult with the trustee to determine the trust fund's federal income tax reporting position with respect to the income it is anticipated that the trust fund would derive from the property. The special servicer could determine that it would not be consistent with the requirements of the foregoing paragraph to manage and operate the property in a manner that would avoid the imposition of--

         o    a tax on net income from foreclosure property, within the meaning of Section 857(b)(4)(B) of the Internal Revenue Code, or

         o    a tax on prohibited transactions under Section 860F of the
              Internal Revenue Code.

         This determination is most likely to occur in the case of an REO
Property that is a hotel. To the extent that income the trust fund receives from an REO Property is subject to--

         o    a tax on net income from foreclosure property, that income would be subject to federal tax at the highest marginal corporate tax rate, which is currently 35%,

         o    a tax on prohibited transactions, that income would be subject to federal tax at a 100% rate.

         The determination as to whether income from an REO Property held by the trust fund would be subject to a tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. The risk of taxation being imposed on income derived from the operation of foreclosed property is particularly present in the case of hotels or hospitality properties. Generally, income from an REO Property that is directly operated by the special servicer would be apportioned and classified as service or non-service income. The service portion of the income could be subject to federal tax either at the highest marginal corporate tax rate or at the 100%
prohibited transactions rate. The non-service portion of the income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% prohibited transactions rate. Any tax imposed on the trust fund's income from an REO Property would reduce the amount available for payment to the series 2005-C4 certificateholders. See "Federal
Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus. The reasonable out-of-pocket costs and expenses of obtaining professional tax advice in connection with the foregoing will be payable out of the master servicer's collection account.

         The special servicer will be required to segregate and hold all funds collected and received in connection with any REO Property held by the trust fund separate and apart from its own funds and general assets. If an REO
Property is acquired by the trust fund, the special servicer will be required to establish and maintain an account for the retention of revenues and other proceeds derived from that REO Property. That REO account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The special servicer will be required to deposit, or cause to be deposited, in its REO account, within one business day following receipt, all net income, insurance proceeds, condemnation proceeds and liquidation proceeds received with respect to each REO Property held by the trust fund. The funds held in the REO account may be held as cash or invested in Permitted
Investments. Any interest or other income earned on funds in the special servicer's REO account will be payable to the special servicer, subject to the limitations described in the pooling and servicing agreement.

         The special servicer will be required to withdraw from its REO account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property held by the trust fund, but only to the extent of amounts on deposit in the account relating to that particular REO Property.
Promptly following the end of each collection period, the special servicer will be required to withdraw from its REO account and deposit, or deliver to the master servicer for deposit, into the master servicer's collection account the total of all amounts received in respect of each REO Property held by the trust fund during that collection period, net of:

         o    any withdrawals made out of those amounts, as described in the preceding sentence; and

                                     S-165

         o    any portion of those amounts that may be retained as reserves, as described in the next sentence;

provided that, if the subject REO Property relates to the A/B Loan Pair, the foregoing transfer of funds may be to a specific account relating thereto, with amounts allocable to the related underlying mortgage loan thereafter being transferred to the master servicer's collection account. The special servicer may, subject to the limitations described in the pooling and servicing agreement, retain in its REO account such portion of the proceeds and collections on any REO Property held by the trust fund, as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of that property, including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses.

         The special servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, its REO account.

THE SERIES 2005-C4 DIRECTING CERTIFICATEHOLDER AND THE SERIES 2005-C4
CONTROLLING CLASS

         General. As of any date of determination, the controlling class of series 2005-C4 certificateholders will be the holders of the most subordinate class of series 2005-C4 certificates then outstanding, other than the Class A-X,
A-SP, R, LR and V certificates, that has a total principal balance that is not less than 25% of that class's original total principal balance. However, if no class of series 2005-C4 certificates, exclusive of the Class A-X, A-SP, R, LR and V certificates, has a total principal balance that satisfies this requirement, then the controlling class of series 2005-C4 certificateholders will be the holders of the most subordinate class of series 2005-C4 certificates then outstanding, other than the Class A-X, A-SP, R, LR and V certificates, that has a total principal balance greater than zero. For purposes of determining the series 2005-C4 controlling class, the class A-1, A-2, A-3, A-AB, A-4, A-4M and
A-1-A certificates will represent a single class. As of the closing date, the initial series 2005-C4 controlling class will be the class P certificates.

         The "Series 2005-C4 Directing Certificateholder" is a certificateholder
(or, in the case of a class of book-entry certificates, a beneficial owner) of the series 2005-C4 controlling class selected by the holders (or beneficial owners) of more than 50% of the total principal balance of the series 2005-C4 controlling class, as certified by the certificate registrar from time to time;
provided, however, that until a Series 2005-C4 Directing Certificateholder is so selected or after receipt of a notice from the holders of more than 50% of the total principal balance of the series 2005-C4 controlling class that a Series
2005-C4 Directing Certificateholder is no longer designated, the series 2005-C4 controlling class certificateholder that beneficially owns the largest aggregate principal balance of the series 2005-C4 controlling class certificates will be the Series 2005-C4 Directing Certificateholder.

         Certain Rights and Powers of the Series 2005-C4 Directing
Certificateholder. The special servicer is, in general, required to notify the
Series 2005-C4 Directing Certificateholder of its intention to take, or consent to the master servicer's taking, any of the Specially Designated Servicing
Actions in respect of the mortgage pool or any REO Property held by the Trust
Fund. The special servicer will, in general, not be permitted to take any
Specially Designated Servicing Action with respect to the mortgage pool or any
REO Property held by the Trust Fund as to which the Series 2005-C4 Directing
Certificateholder has objected in writing within 10 business days of having been notified in writing of, and having been provided with all reasonably requested information with respect to, the particular action (provided that, with respect to performing mortgage loans, this 10 business day period may not exceed the 10 business days during which the special servicer can object to the master servicer taking actions described under "--Enforcement of Due-on-Sale Provisions and Due-on-Encumbrance" and "--Modifications, Waivers, Amendments and Consents"
above); and provided further that, in the event that the special servicer determines that immediate action is necessary to protect the interests of the series 2005-C4 certificateholders and the holder of any related Companion Loan
(as a collective whole), the special servicer may take, or consent to the master servicer's taking, a Specially Designated Servicing Action with respect to a mortgage loan or REO Property held by the Trust Fund without waiting for the
Series 2005-C4 Directing Certificateholder's response.

         In addition, the Series 2005-C4 Directing Certificateholder may direct the special servicer to take, or to refrain from taking, any actions with respect to the servicing and/or administration of the specially serviced mortgage loans and REO properties in the trust fund that the Series 2005-C4
Directing Certificateholder may consider advisable or as to which provision is otherwise made in the pooling and servicing agreement.

         Notwithstanding the foregoing, no such advice, direction or objection of the Series 2005-C4 Directing Certificateholder contemplated by the foregoing paragraphs may--

         o    require or cause the special servicer or master servicer to violate any applicable law;

                                     S-166

         o    require or cause the special servicer or master servicer to violate the provisions of the pooling and servicing agreement, including those requiring the special servicer and the master servicer to act in accordance with the Servicing Standard and not to impair the status of any REMIC created under the pooling and servicing agreement as a REMIC;

         o    require or cause the special servicer or master servicer to violate the terms of a mortgage loan or any applicable
              intercreditor, co-lender or similar agreement;

         o    expose the master servicer, the special servicer, us, either of the mortgage loan sellers, the trust fund, the trustee or their or our affiliates, officers, directors, shareholders, members, managers, employees or agents to any claim, suit or liability for which the pooling and servicing agreement would not provide indemnification to such party; or

         o    materially expand the scope of the master servicer's or special servicer's responsibilities under the pooling and servicing agreement; and

neither the master servicer nor the special servicer will follow any such direction if given by the Series 2005-C4 Directing Certificateholder or initiate any such actions.

         By its acceptance of a series 2005-C4 certificate, each series 2005-C4 certificateholder confirms its understanding that the Series 2005-C4 Directing
Certificateholder may take actions that favor the interests of one or more classes of the series 2005-C4 certificates over other classes of the series
2005-C4 certificates and that the Series 2005-C4 Directing Certificateholder may have special relationships and interests that conflict with those of holders of some classes of the series 2005-C4 certificates and, absent willful misfeasance, bad faith, negligence or negligent disregard of obligations or duties on the part of the Series 2005-C4 Directing Certificateholder, each series 2005-C4 certificateholder agrees to take no action against the Series 2005-C4 Directing
Certificateholder as a result of such a special relationship or conflict.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

         The special servicer will be required to physically inspect or cause a physical inspection of the related corresponding mortgaged real property as soon as practicable after any mortgage loan in the trust fund becomes a specially serviced mortgage loan and annually thereafter for so long as that mortgage loan remains a specially serviced mortgage loan. Beginning in 2006, the master servicer will be required, at its own expense, to physically inspect or cause a physical inspection of each mortgaged real property at least once per calendar year, if the special servicer has not already done so in that period as contemplated by the preceding sentence. The master servicer and the special servicer will each be required to prepare or cause the preparation of a written report of each inspection performed by it that generally describes the condition of the particular real property.

         Most of the mortgages obligate the related borrower to deliver quarterly, and substantially all mortgages require annual, property operating statements. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the special servicer or the master servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing mortgage loan.

EVIDENCE AS TO COMPLIANCE

         Beginning in 2006 and each year thereafter, on or before a date set forth in the pooling and servicing agreement, the master servicer and the special servicer must each:

         o    at its expense, cause a firm of independent public accountants, that is a member of the American Institute of Certified Public
              Accountants to furnish a statement to the trustee, among others, to the effect that--

              1.   the firm has examined the servicing operations of the master servicer or the special servicer, as the case may be, for the previous year, and

              2.   on the basis of that examination, conducted substantially in compliance with USAP or the Audit Program, the firm confirms that the master servicer or the special servicer, as
                   applicable, has complied during the previous year with the minimum servicing standards, to the extent applicable to
                   multifamily and commercial mortgage loans, identified in
                   USAP or the Audit Program, in all material respects, except for the significant exceptions or errors in records that, in the opinion of the firm, USAP or the Audit Program requires it to report; and

                                     S-167

         o    deliver to the trustee, among others, a statement signed by an officer of the master servicer or the special servicer, as the case may be, to the effect that, to the knowledge of that officer, the master servicer or special servicer, as the case may be, has fulfilled its obligations under the pooling and servicing
              agreement in all material respects throughout the preceding calendar year or, if there has been a material default, specifying each material default known to such officer, the nature and status of such default and the action proposed to be taken with respect thereto.

         In rendering its report, the accounting firm referred to in the first bullet of the prior sentence may, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, rely upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards, within one year of the report, with respect to those sub-servicers.

EVENTS OF DEFAULT

         Each of the following events, circumstances and conditions, among others, will be considered events of default under the pooling and servicing agreement:

         o    the master servicer or the special servicer fails to deposit, or to remit to the appropriate party for deposit, into the master servicer's collection account or the special servicer's REO account, as appropriate, any amount required to be so deposited, and that failure continues unremedied for three business days following the date on which the deposit or remittance was required to be made;

         o    the master servicer fails to remit to the trustee for deposit in the trustee's distribution account or to any holder of a Companion
              Loan any amount required to be so remitted, and that failure continues unremedied beyond a specified time on the business day following the date on which the remittance was required to be made;

         o    the master servicer fails to timely make any servicing advance required to be made by it under the pooling and servicing
              agreement, and that failure continues unremedied for three business days following the date on which written notice has been given to the master servicer by the trustee or any other party to the pooling and servicing agreement;

         o    the master servicer or the special servicer fails to observe or perform in any material respect any of its other covenants or agreements under the pooling and servicing agreement and that failure continues unremedied for 30 days after written notice of it has been given to the master servicer or the special servicer, as the case may be, by any other party to the pooling and
              servicing agreement, by the Series 2005-C4 Directing
              Certificateholder, by certificateholders entitled to not less than
              25% of the series 2005-C4 voting rights; provided, however, that, with respect to any such failure that is not curable within such
              30-day period, the master servicer or the special servicer, as appropriate, will have an additional cure period of 30 days to effect such cure so long as the master servicer or the special servicer, as appropriate, has commenced to cure such failure within the initial 30-day period and has diligently pursued, and is continuing to pursue, a full cure;

         o    it is determined that there is a breach by the master servicer or the special servicer of any of its representations or warranties contained in the pooling and servicing agreement that materially and adversely affects the interests of any class of series 2005-C4 certificateholders, and that breach continues unremedied for 30 days after written notice of it has been given to the master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement, by the Series
              2005-C4 Directing Certificateholder or by certificateholders entitled to not less than 25% of the series 2005-C4 voting rights;
              provided, however, that, with respect to any such breach that is not curable within such 30-day period the master servicer or the special servicer, as appropriate, will have an additional cure period of 30 days to effect such cure so long as the master servicer or the special servicer, as appropriate, has commenced to cure such breach within the initial 30-day period and has
              diligently pursued, and is continuing to pursue, a full cure;

         o    a decree or order of a court having jurisdiction in an involuntary case for the appointment of a receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings is entered against the master servicer or the special servicer and the decree or order remains in force for a period of 60 days;
              provided, however, that, with respect to any such decree or order that cannot be discharged, dismissed or stayed within such 60-day period the master

                                     S-168

              servicer or the special servicer, as appropriate, will have an additional period of 30 days to effect such discharge, dismissal or stay so long as the master servicer or the special servicer, as appropriate, has commenced proceedings to have such decree or order dismissed, discharged or stayed within the initial 60-day period and has diligently pursued, and is continuing to pursue, such discharge, dismissal or stay;

         o    the master servicer or the special servicer consents to the appointment of a receiver, liquidator, trustee or similar official relating to it or of or relating to all or substantially all of its property;

         o    the master servicer or the special servicer admits in writing its inability to pay its debts or takes other actions indicating its insolvency or inability to pay its obligations;

         o    Moody's has (a) qualified, downgraded or withdrawn any rating then assigned by it to any class of series 2005-C4 certificates, or (b)
              placed any class of series 2005-C4 certificates on "watch status"
              in contemplation of possible rating downgrade or withdrawal (and that "watch status" placement has not have been withdrawn by it within 60 days of such placement), and, in either case, cited servicing concerns with the master servicer or the special servicer as the sole or a material factor in such rating action;
              or

         o    such master servicer is no longer listed on S&P's Select Servicer
              List as a U.S. Commercial Mortgage Master Servicer, or such special servicer is no longer listed on S&P's Select Servicer List as a U.S. Commercial Mortgage Special Servicer, and that master servicer or special servicer, as the case may be, is not
              reinstated to such status within 60 days.

RIGHTS UPON EVENT OF DEFAULT

         If an event of default described above under "--Events of Default"
above occurs with respect to the master servicer or the special servicer and remains unremedied, the trustee will be authorized, and at the direction of series 2005-C4 certificateholders entitled to not less than 25% of the series
2005-C4 voting rights, the trustee will be required, to terminate all of the obligations and, with limited exception, all of the rights of the defaulting party under the pooling and servicing agreement and in and to the assets of the trust fund, other than any rights the defaulting party may have (a) as a series
2005-C4 certificateholder or (b) with respect to any unpaid servicing compensation, including the excess servicing strip, if applicable, unreimbursed advances and interest thereon or rights to indemnification. Upon any such termination, subject to the discussion in the next two paragraphs and under
"--Replacement of the Special Servicer" above, the trustee must either:

         o    succeed to all of the responsibilities, duties and liabilities of the defaulting party under the pooling and servicing agreement; or

         o    appoint an established mortgage loan servicing institution to act as successor to the defaulting party under the pooling and servicing agreement.

         Certificateholders entitled to a majority of the series 2005-C4 voting rights or the Series 2005-C4 Directing Certificateholder may require the trustee to appoint an established mortgage loan servicing institution, or other entity as to which the trustee has received written notice from each rating agency that such appointment would not, in and of itself, result in the downgrade, qualification or withdrawal of the then current ratings assigned to any class of series 2005-C4 certificates, to act as successor to the defaulting party rather than have the trustee act as that successor. In the case of a number of underlying mortgage loans, it is expected that the master servicer will perform some or all of its servicing duties through primary servicers that cannot be terminated, including by a successor master servicer, except for cause.

         In general, certificateholders entitled to at least 66 2/3% of the voting rights allocated to each class of series 2005-C4 certificates affected by any event of default may waive the event of default. However, the events of default described in the first and second bullets under "--Events of Default"
above may only be waived by all of the holders of the affected classes of series
2005-C4 certificates. Furthermore, if the trustee is required to spend any monies in connection with any event of default, then that event of default may not be waived unless and until the trustee has been reimbursed, with interest, by the party requesting the waiver. Upon any waiver of an event of default, the event of default will cease to exist and will be deemed to have been remedied for every purpose under the pooling and servicing agreement.

         No series 2005-C4 certificateholder will have the right under the pooling and servicing agreement to institute any proceeding with respect thereto unless:

         o    that holder previously has given to the trustee written notice of default;

                                     S-169

         o    except in the case of a default by the trustee, series 2005-C4 certificateholders entitled to not less than 25% of the series
              2005-C4 voting rights have made written request upon the trustee to institute that proceeding in its own name as trustee under the pooling and servicing agreement and have offered to the trustee reasonable indemnity; and

         o    the trustee for 60 days has neglected or refused to institute any such proceeding.

The trustee, however, will be under no obligation to exercise any of the trusts or powers vested in it by the pooling and servicing agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the series 2005-C4 certificateholders, unless in the trustee's opinion, those series 2005-C4 certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by the trustee as a result.

MATTERS REGARDING THE TRUSTEE

         The trustee is at all times required to be a corporation, bank, trust company or banking association organized and doing business under the laws of the U.S. or any State of the U.S. or the District of Columbia. Furthermore, the
trustee must at all times--

         o    be authorized under those laws to exercise trust powers,

         o    have a combined capital and surplus of at least $50,000,000, and

         o    be subject to supervision or examination by federal or state authority.

         If the corporation, bank, trust company or banking association publishes reports of condition at least annually, in accordance with law or the requirements of the supervising or examining authority, then the combined capital and surplus of that corporation, bank, trust company or association will be deemed to be its combined capital and surplus as described in its most recent published report of condition.

         We, the master servicer, the special servicer and our and their respective affiliates, may from time to time enter into normal banking and trustee relationships with the trustee and any of its affiliates. The trustee and any of its respective affiliates may hold series 2005-C4 certificates in their own names. In addition, for purposes of meeting the legal requirements of some local jurisdictions, the trustee will have the power to appoint a co-trustee or separate trustee of all or any part of the assets of the trust fund. All rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and the separate trustee or co-trustee jointly or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee, who shall exercise and perform its rights, powers, duties and obligations solely at the direction of the trustee.

         The trustee will be entitled to a monthly fee for its services. The trustee fee will accrue with respect to each and every underlying mortgage loan in the trust fund, including those as to which the related mortgaged real property has become an REO Property. That fee will accrue at 0.00185% per annum on the Stated Principal Balance of the subject mortgage loan outstanding from time to time and will be calculated based on the same interest accrual basis, which is either an Actual/360 Basis or a 30/360 Basis, as the subject mortgage loan. The trustee fee is payable out of general collections on the mortgage loans and any REO Properties in the trust fund.

         The trustee will be authorized to invest or direct the investment of funds held in its distribution account and interest reserve account in Permitted
Investments. It will be--

         o    entitled to retain any interest or other income earned on those funds, and

         o    required to cover any losses of principal of those investments from its own funds.

         The trustee will not be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any unaffiliated depository institution or trust company holding the distribution account or the interest reserve account meeting the requirements set forth in the pooling and servicing agreement.

         See also "Description of the Governing Documents--The Trustee,"
"--Duties of the Trustee," "--Matters Regarding the Trustee" and "--Resignation
and Removal of the Trustee" in the accompanying prospectus.

                                     S-170

TERMINATION

         The obligations created by the pooling and servicing agreement will terminate following the earlier of--

         1.   the final payment or advance on, or other liquidation of, the last mortgage loan or related REO Property remaining in the trust fund,
              and

         2.   the purchase of all of the mortgage loans and REO Properties remaining in the trust fund by any single certificateholder or group of certificateholders of a majority of the total outstanding principal balance of the series 2005-C4 controlling class, the special servicer or the master servicer, in that order of
              preference.

         Written notice of termination of the pooling and servicing agreement will be given to each series 2005-C4 certificateholder. The final distribution with respect to each series 2005-C4 certificate will be made only upon surrender and cancellation of that certificate at the office of the series 2005-C4 certificate registrar or at any other location specified in the notice of termination.

         Any purchase by any single holder or group of holders of the series 2005-C4 controlling class, the master servicer or the special servicer of all the mortgage loans and REO Properties remaining in the trust fund is required to be made at a price equal to:

         o    the sum of--

              1.   the total Stated Principal Balance of all the mortgage loans then included in the trust fund, other than any mortgage
                   loans as to which the mortgaged real properties have become
                   REO Properties, together with--

                   o     all unpaid and unadvanced interest, other than Default
                         Interest and Post-ARD Additional Interest, on those
                         mortgage loans through their respective due dates in
                         the related collection period, and

                   o     all unreimbursed advances for those mortgage loans,
                         together with any interest on those advances owing to
                         the parties that made them, and

              2.   the appraised value of all REO properties then included in the trust fund, in each case as determined by an appraiser mutually agreed upon by the master servicer, the special
                   servicer and the trustee; minus

         o    solely in the case of a purchase by the master servicer or the special servicer, the total of all amounts payable or reimbursable to the purchaser(s) under the pooling and servicing agreement.

         The purchase will result in early retirement of the then outstanding series 2005-C4 certificates. However, the right of any single holder or group of holders of the series 2005-C4 controlling class, the master servicer or the special servicer to make the purchase is subject to the requirement that the total Stated Principal Balance of the mortgage pool be less than 1.0% of the initial mortgage pool balance. The termination price, exclusive of any portion of the termination price payable or reimbursable to any person other than the series 2005-C4 certificateholders will constitute part of the Available P&I
Funds, as applicable, for the final distribution date. Any person or entity making the purchase will be responsible for reimbursing the parties to the pooling and servicing agreement for all reasonable out-of-pocket costs and expenses incurred by those parties in connection with the purchase.

AMENDMENT

         In general, the pooling and servicing agreement is subject to amendment as described under "Description of the Governing Documents--Amendment" in the
accompanying prospectus. However, no amendment of the pooling and servicing agreement may significantly change the activities of the trust fund without the consent of--

         o    the holders of the series 2005-C4 certificates entitled to not less than 662/3% of the series 2005-C4 voting rights, not taking into account series 2005-C4 certificates held by us or any of our affiliates or agents, and

         o    all of the series 2005-C4 certificateholders that will be
              adversely affected by the amendment in any material respect.

                                     S-171

         Additionally, absent a material adverse effect on any
certificateholder, the pooling and servicing agreement may be amended by the parties thereto without the consent of any of the certificateholders to the extent necessary for any mortgage loan seller and their affiliates to obtain accounting "sale" treatment for the mortgage loans under FAS 140.

         Furthermore, subject to certain exceptions, no amendment of the pooling and servicing agreement may adversely affect any holder of a Companion Loan without the consent of that person. The pooling and servicing agreement will also contain certain limitations on amendments to the pooling and servicing agreement which relate to any obligations of the mortgage loan seller or any defined terms contained therein relating to or affecting such obligations without the consent of the mortgage loan seller.

THE MASTER SERVICER AND THE SPECIAL SERVICER PERMITTED TO BUY CERTIFICATES

         The master servicer and the special servicer will be permitted to purchase any class of series 2005-C4 certificates. Such a purchase by the master servicer or the special servicer could cause a conflict relating to the master servicer's or the special servicer's duties pursuant to the pooling and servicing agreement and the master servicer's or the special servicer's interest as a holder of the series 2005-C4 certificates, especially to the extent that certain actions or events have a disproportionate effect on one or more classes of certificates. Pursuant to the pooling and servicing agreement, the master servicer or the special servicer is required to administer the related mortgage loans in accordance with the Servicing Standard set forth therein without regard to ownership of any certificate by the master servicer or the special servicer or any affiliate thereof.

                   CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS FOR
                   MORTGAGED PROPERTIES LOCATED IN CALIFORNIA

         The following discussion contains a summary of certain legal aspects of the underlying mortgage loans secured by mortgaged real properties located in
California, which mortgage loans represent 23.7% of the initial mortgage pool balance. The summary does not purport to be complete and is qualified in its entirety by reference to the applicable federal and state laws governing the subject mortgage loans.

CALIFORNIA

         Mortgage loans in California generally are secured by deeds of trust on the related real estate. Foreclosure of a deed of trust in California may be accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or by judicial foreclosure. Public notice of either the trustee's sale or the judgment of foreclosure is given for a statutory period of time after which the mortgaged real estate may be sold by the trustee, if foreclosed pursuant to the trustee's power of sale, or by court appointed sheriff under a judicial foreclosure. Following a judicial foreclosure sale, the borrower or its successor in interest may, for a period of up to one year, redeem the property.
California's "one action" rule requires the lender to exhaust the security afforded under the deed of trust by foreclosure in an attempt to satisfy the full debt before bringing a personal action, if otherwise permitted, against the borrower for recovery of the debt, except in certain cases involving environmentally impaired real property. California case law has held that acts such as an offset of an unpledged account constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Other statutory provisions in California limit any deficiency judgment, if otherwise permitted, against the borrower following a judicial sale to the excess of the outstanding debt over the greater of (a) the fair market value of the property at the time of the public sale and (b) the amount of the winning bid in the foreclosure. Further, under California law, once a property has been sold pursuant to a power-of-sale clause contained in a deed of trust, the lender is precluded from seeking a deficiency judgment from the borrower or, under certain circumstances, guarantors. California statutory provisions regarding assignments of rents and leases require that a lender whose loan is secured by such an assignment must exercise a remedy with respect to rents as authorized by statute in order to establish its right to receive the rents after an event of default. Among the remedies authorized by statute is the lender's right to have a receiver appointed under certain circumstances.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

         Upon the initial issuance of the offered certificates, Cadwalader,
Wickersham & Taft LLP, our counsel, will deliver its opinion generally to the effect that, assuming compliance with the pooling and servicing agreement and any amendments thereto and the continued qualification of the REMICs formed under that agreement, and subject to any other assumptions set forth in the opinion, each REMIC created under the pooling and servicing agreement (REMIC I and REMIC II) will qualify

                                     S-172

as a REMIC under the Internal Revenue Code. In addition, if the depositor exercises its option to create one or more classes of floating rate certificates, the arrangement under which the related REMIC II regular interest, the trustee's floating rate accounts and the swap agreements relating to each class of floating rate certificates is held will be classified as a grantor trust for U.S. federal income tax purposes. In addition, the arrangement pursuant to which the right to Post-ARD Additional Interest is held will be classified as a grantor trust for federal income tax purposes.

         The assets of REMIC I will generally include--

         o    the mortgage loans,

         o    the trust fund's interest in any REO Properties acquired on behalf of the series 2005-C4 certificateholders with respect to the mortgage loans,

         o    the master servicer's collection account,

         o    the special servicer's REO account, and

         o    the trustee's distribution account and interest reserve account,

but will exclude any collections of Post-ARD Additional Interest on the ARD
Loans.

         For federal income tax purposes,

         o    The REMICs will be "tiered," meaning that REMIC II will hold as assets the regular interests issued by REMIC I. REMIC II will issue the class A-X, A-SP, A-1, A-2, A-3, A-AB, A-4, A-4M, A-1-A,
              A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P certificates (but not any class of floating rate certificates) and any class or classes of REMIC II regular interests as "regular interests"
              related to the floating rate certificates. The class LR and R certificates will evidence the residual interest in REMIC I and
              REMIC II, respectively, for federal income tax purposes;

         o    the floating rate certificates will evidence interests in a portion of a grantor trust consisting of the related class of
              REMIC II regular interests, any swap agreement and the floating rate account; and

         o    The class V certificates will evidence interests in a portion of a grantor trust consisting of the Post-ARD Additional Interest, if any, accrued and received with respect to the ARD Loans.

         Additional federal income tax consequences for United States Persons are described below. See also "Federal Income Tax Consequences--REMICs" in the accompanying prospectus.

DISCOUNT AND PREMIUM; PREPAYMENT CONSIDERATION

         For federal income tax reporting purposes, it is anticipated that the certificates will be issued at a . Whether any holder of the classes of offered certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the payments remaining to be made on the certificate at the time of its acquisition by the certificateholder. If you acquire an interest in any class of offered certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.
See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC
Regular Certificates--Premium" in the accompanying prospectus.

         The IRS has issued regulations under Sections 1271 to 1275 of the
Internal Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Internal Revenue
Code provides for special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The Treasury
Department has not issued regulations under that section. You should be aware, however, that the regulations issued under Sections 1271 to 1275 of the Internal
Revenue Code and Section 1272(a)(6) of the Internal Revenue Code do not
adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. You should consult with your own tax advisor concerning the tax treatment of your offered certificates.

                                     S-173

         When determining the rate of accrual of original issue discount and market discount or the amortization of premium, if any, for federal income tax purposes, the prepayment assumption will be that, subsequent to the date of any determination--

         o    the ARD Loans in the trust fund will be paid in full on their respective anticipated repayment dates,

         o    no mortgage loan in the trust fund will otherwise be prepaid prior to maturity, and

         o    there will be no extension of maturity for any mortgage loan in the trust fund.

         However, no representation is made as to the actual rate at which the mortgage loans will prepay, if at all. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in the
accompanying prospectus.

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

         Except to the extent noted below, the offered certificates will be
"real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal
Revenue Code in the same proportion that the assets of the trust fund would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in Section 856(c)(3)(B) of the Internal Revenue Code to the extent that those certificates are treated as
"real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal
Revenue Code. Moreover, so long as 95% or more of the assets of the REMICs are
"real estate assets," the offered certificates will be treated in their entirety as real estate assets.

         Most of the mortgage loans to be included in the trust fund are not secured by real estate used for residential or other purposes prescribed in
Section 7701(a)(19)(C) of the Internal Revenue Code. Consequently, the offered certificates will be treated as assets qualifying under that section to only a limited extent. Accordingly, investment in the offered certificates may not be suitable for a thrift institution seeking to be treated as a "domestic building and loan association" under Section 7701(a)(19)(C) of the Internal Revenue Code.
The offered certificates will be treated as "qualified mortgages" for another
REMIC under Section 860G(a)(3)(C) of the Internal Revenue Code.

         To the extent an offered certificate represents ownership of an interest in a mortgage loan that is secured in part by cash reserves, that mortgage loan is not secured solely by real estate. Therefore:

         o    a portion of that certificate may not represent ownership of
              "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Internal Revenue Code;

         o    a portion of that certificate may not represent ownership of "real estate assets" under Section 856(c)(5)(B) of the Internal Revenue
              Code; and

         o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Internal Revenue Code.

         In addition, most of the mortgage loans that we intend to include in the trust fund contain defeasance provisions under which the lender may release its lien on the collateral securing the mortgage loan in return for the borrower's pledge of substitute collateral in the form of government securities.
Generally, under the Treasury regulations, if a REMIC releases its lien on real property that secures a qualified mortgage, that mortgage ceases to be a qualified mortgage on the date the lien is released unless certain conditions are satisfied. In order for the defeased mortgage loan to remain a qualified mortgage, the Treasury regulations require that--

              1.   the borrower pledges substitute collateral that consist
                   solely of certain government securities,

              2.   the mortgage loan documents allow that substitution,

              3.   the lien is released to facilitate the disposition of the
                   property or any other customary commercial transaction, and not as part of an arrangement to collateralize a REMIC
                   offering with obligations that are not real estate
                   mortgages, and

              4.   the release is not within two (2) years of the startup day of the REMIC.

Following the defeasance of a mortgage loan, regardless of whether the foregoing conditions were satisfied, that mortgage loan would not be treated as a "loan secured by an interest in real property" or a "real estate asset" and interest on that loan

                                     S-174

would not constitute "interest on obligations secured by real property" for purposes of Sections 7701(a)(19)(C), 856(c)(5)(B) and 856(e)(3)(B) of the
Internal Revenue Code, respectively.

         See "Description of the Underlying Mortgage Loans" in this prospectus supplement and "Federal Income Tax Consequences--REMICs--Characterization of
Investments in REMIC Certificates" in the accompanying prospectus.

YIELD MAINTENANCE CHARGES

         It is not entirely clear under the Internal Revenue Code when the amount of a Yield Maintenance Charge should be taxed to the holder of offered certificates entitled to that amount. For federal income tax reporting purposes, the trustee will report Yield Maintenance Charges as income to the holders of offered certificates entitled to those amounts only after the master servicer's actual receipt thereof. The IRS may nevertheless seek to require that an assumed amount of Yield Maintenance Charges be included in payments projected to be made on those offered certificates and that taxable income be reported based on the projected constant yield to maturity of those offered certificates, taking into account such projected Yield Maintenance Charges. If so, the projected Yield
Maintenance Charges would be included in income prior to their actual receipt by holders of the applicable offered certificates. If any projected Yield
Maintenance Charge was not actually received, presumably the holder of an offered certificate would be allowed to claim a deduction or reduction in gross income at the time the unpaid Yield Maintenance Charges had been projected to be received. It appears that Yield Maintenance Charges are to be treated as ordinary income rather than capital gain. However, the correct characterization of the income is not entirely clear. We recommend you consult your own tax advisors concerning the treatment of Yield Maintenance Charges.

THE FLOATING RATE CERTIFICATES

         If the depositor exercises its option to create one or more classes of floating rate certificates, each holder of any such class will be treated for federal income tax purposes as having purchased its proportionate share of the related REMIC II regular interest and having entered into its proportionate share of the related swap agreement. Holders of any class of floating rate certificates must allocate the price they pay for their certificates between their interests in the related REMIC II regular interest and the swap agreement based on their relative market values. Such allocation would be used for, among other things, purposes of computing any market discount or premium on the related REMIC II regular interest. Any amount allocated to the related swap agreement would be treated as a swap premium (the "Swap Premium") either paid or received by the holders of the related class of floating rate certificates, as the case may be. If a Swap Premium is deemed paid by a holder, it would reduce the purchase price allocable to the related REMIC II regular interest. If the
Swap Premium is deemed received by a holder, it would be deemed to have increased the purchase price for the related REMIC II regular interest.

         If, based on the anticipated purchase prices of any class of floating rate certificates and issue prices of the related REMIC II regular interest, it is anticipated that the related REMIC II regular interest would be issued at a , a Swap Premium would be deemed to be paid to the initial holders of the related class of floating rate certificates. The initial holders of a class of floating rate certificates would be required to amortize the amount of the Swap Premium into income over the term of the related swap agreement. Such holders may do so under a method based on the Swap Premium representing the present value of a series of equal payments made over the term of the swap agreement that would fully amortize a loan with an interest rate equal to the discount rate used to determine the Swap Premium (or at some other reasonable rate). The amount amortized into income in each period would be the principal amount of the hypothetical level payment in such period. Moreover, while regulations promulgated by the U.S. Treasury Department ("Treasury") treat a non-periodic payment made under a swap contract as a loan for all federal income tax purposes if the payment is "significant," it is anticipated that the Swap Premium would not be treated "significant" under those Treasury regulations. Prospective purchasers of any class of floating rate certificates should consult their own tax advisors regarding the appropriate method of amortizing any Swap Premium.

         Treasury regulations have been promulgated under Section 1275 of the
Internal Revenue Code generally providing for the integration of a "qualifying debt instrument" with a hedge if the combined cash flows of the components are substantially equivalent to the cash flows on a variable rate debt instrument.
However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Internal Revenue Code, such as REMIC regular interests. Therefore, holders of any class of floating rate certificates would be unable to use the integration method provided for under such regulations with respect to such certificates. Consequently, the rate at which holders of any class of floating certificates amortize the Swap Premium they are deemed to receive in income each period would differ from the rate at which such holders amortize (and offset against interest income on the related REMIC II regular interest) in each such period the initially corresponding amount of bond premium at which they are deemed to have purchased the related REMIC II regular interest.

                                     S-175

         Under Treasury regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under a swap agreement must be netted against payments made under such swap agreement and deemed made or received as a result of the Swap Premium over the recipient's taxable year and accounted for as a net payment, rather than accounted for on a gross basis.
The resulting net income or deduction with respect to net payments under a notional principal contract for a taxable year should constitute ordinary income or ordinary deduction. Such deduction (including the amortization of the upfront payment) is treated as a miscellaneous itemized deduction, which, for individuals, is subject to limitations on deductibility, including that the deduction may not be used at all if the individual is subject to the alternative minimum tax. Prospective investors who are individuals should consult their tax advisors prior to investing in any class of floating rate certificates, which may not be an appropriate investment for investors who are subject to limitations on the deductibility of miscellaneous itemized deductions.

         Any amount of proceeds from the sale, redemption or retirement of a class of floating rate certificate that is considered to be allocated to the holder's rights under the related swap agreement or that the holder is deemed to have paid to the purchaser would be considered a "termination payment" allocable to that class of floating rate certificate under Treasury regulations. A holder of a class of floating rate certificate would have gain or loss from such a termination equal to (A)(i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Swap Premium paid (or deemed paid) by the holder upon entering into or acquiring its interest in such swap agreement or (B)(i) any termination payment it paid or is deemed to have paid minus (ii) the unamortized portion of any Swap Premium received upon entering into or acquiring its interest in such swap agreement. Gain or loss realized upon the termination of any swap agreement would generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution,
Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

         Any class of floating rate certificates, representing a beneficial ownership in the related REMIC II regular interest and in the related swap agreement, may constitute positions in a straddle, in which case the straddle rules of Section 1092 of the Code would apply. A selling holder's capital gain or loss with respect to such regular interest would be short term because the holding period would be tolled under the straddle rules. Similarly, capital gain or loss realized in connection with the termination of the related swap agreement would be short term. If the holder of a class of floating rate certificate incurred or continued to incur indebtedness to acquire or hold such certificate, the holder would generally be required to capitalize a portion of the interest paid on such indebtedness until termination of the swap agreement.

                              ERISA CONSIDERATIONS

         If you are--

         o    a fiduciary of a Plan, or

         o    any other person investing "plan assets" of any Plan,

you should carefully review with your legal advisors whether the purchase or holding of an offered certificate would be a "prohibited transaction" or would otherwise be impermissible under ERISA or Section 4975 of the Internal Revenue
Code. See "ERISA Considerations" in the accompanying prospectus.

         If a Plan acquires an offered certificate, the assets in the trust fund will be deemed for purposes of ERISA to be assets of the investing Plan, unless certain exceptions apply. See "ERISA Considerations--Plan Asset Regulations" in the accompanying prospectus. However, we cannot predict in advance, nor can there be any continuing assurance, whether those exceptions may be applicable because of the factual nature of the rules set forth in the Plan Asset
Regulations. For example, one of the exceptions in the Plan Asset Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of each class of equity interests is held by "benefit plan investors," which include Plans, as well as employee benefit plans not subject to ERISA, such as governmental plans. This exception is tested, however, immediately after each acquisition of a series 2005-C4 certificate, whether upon initial issuance or in the secondary market. Because there are no relevant restrictions on the purchase and transfer of the series
2005-C4 certificates by Plans, it cannot be assured that benefit plan investors will own less than 25% of each class of the series 2005-C4 certificates.

         If one of the exceptions in the Plan Asset Regulations applies, the prohibited transaction provisions of ERISA and the Internal Revenue Code will not apply to transactions involving assets in the trust fund. If the trust fund or any of the Exemption-Favored Parties is a Party in Interest with respect to the Plan, however, the acquisition or holding of offered certificates by that
Plan could result in a prohibited transaction, unless the Underwriter Exemption, as discussed below, or some other exemption is available.

                                     S-176

THE UNDERWRITER EXEMPTION

         The U.S. Department of Labor has issued an individual prohibited transaction exemption to Credit Suisse First Boston LLC identified as PTE 89-90, as amended by PTE 97-34, PTE 2000-58 and PTE 2002-41. Subject to the
satisfaction of conditions set forth in it, the Underwriter Exemption generally exempts from the application of the prohibited transaction provisions of ERISA and the Internal Revenue Code, specified transactions relating to, among other things--

         o    the servicing and operation of pools of real estate loans, such as the mortgage pool, and

         o    the purchase, sale and holding of mortgage pass-through
              certificates, such as the offered certificates, that are
              underwritten by an Exemption-Favored Party.

         The Underwriter Exemption sets forth five general conditions that must be satisfied for a transaction involving the purchase, sale and holding of an offered certificate to be eligible for exemptive relief under that exemption.
The conditions are as follows:

         o    first, the acquisition of that certificate by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

         o    second, at the time of its acquisition by the Plan, that
              certificate must be rated in one of the four highest generic rating categories by Moody's, S&P or Fitch;

         o    third, the trustee cannot be an affiliate of any other member of the Restricted Group (other than an underwriter);

         o    fourth, the following must be true--

              1.   the sum of all payments made to and retained by Exemption-
                   Favored Parties must represent not more than reasonable
                   compensation for underwriting the relevant class of
                   certificates,

              2.   the sum of all payments made to and retained by us in
                   connection with the assignment of the underlying mortgage
                   loans to the trust fund must represent not more than the
                   fair market value of the obligations, and

              3.   the sum of all payments made to and retained by the master servicer, the special servicer and any sub-servicers must
                   represent not more than reasonable compensation for that
                   person's services under the pooling and servicing agreement and reimbursement of that person's reasonable expenses in
                   connection therewith; and

         o    fifth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act of 1933, as amended.

         It is a condition of their issuance that the offered certificates be rated not lower than investment grade by each of Moody's and S&P. In addition, the trustee is not an affiliate of any other member of the Restricted Group.
Accordingly, as of the date of initial issuance of the offered certificates, the second and third general conditions set forth above will be satisfied with respect to the offered certificates. A fiduciary of a Plan contemplating the purchase of an offered certificate in the secondary market must make its own determination that, at the time of the purchase, the certificate continues to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating a purchase of an offered certificate, whether in the initial issuance of that certificate or in the secondary market, must make its own determination that the first and fourth general conditions set forth above will be satisfied with respect to that certificate as of the date of the purchase. A Plan's authorizing fiduciary will be deemed to make a representation regarding satisfaction of the fifth general condition set forth above in connection with the purchase of an offered certificate.

         The Underwriter Exemption also requires that the trust fund meet the following requirements:

         o    the assets of the trust fund must consist solely of assets of the type that have been included in other investment pools;

         o    certificates evidencing interests in those other investment pools must have been rated in one of the four highest generic categories of Moody's, S&P or Fitch for at least one year prior to the Plan's acquisition of an offered certificate; and

                                     S-177

         o    certificates evidencing interests in those other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of an offered certificate.

         We believe that these requirements have been satisfied as of the date of this prospectus supplement.

         If the general conditions of the Underwriter Exemption are satisfied, they may each provide an exemption from the restrictions imposed by Sections
406(a) and 407(a) of ERISA, as well as the excise taxes imposed by Sections
4975(a) and (b) of the Internal Revenue Code by reason of Sections 4975(c)(1)(A)
through (D) of that Code, in connection with--

         o    the direct or indirect sale, exchange or transfer of offered certificates acquired by a Plan upon initial issuance from us or an Exemption-Favored Party when we are, or a mortgage loan seller, the trustee, the master servicer, the special servicer or any sub-servicer, provider of credit support, Exemption-Favored Party or borrower is, a Party in Interest with respect to the investing
              Plan,

         o    the direct or indirect acquisition or disposition in the secondary market of offered certificates by a Plan, and

         o    the continued holding of offered certificates by a Plan.

         However, no exemption is provided from the restrictions of Sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA if the acquisition or holding of an offered certificate is--

         o    on behalf of a Plan sponsored by any member of the Restricted
              Group, and

         o    by any person who has discretionary authority or renders
              investment advice with respect to the assets of that Plan.

         Moreover, if the general conditions of the Underwriter Exemption, as well as other conditions set forth in that exemption, are satisfied, the
Underwriter Exemption may also provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by
Section 4975(c)(1)(E) of the Internal Revenue Code in connection with--

         o    the direct or indirect sale, exchange or transfer of offered certificates in the initial issuance of those certificates between us or an Exemption-Favored Party, on the one hand, and a Plan, on the other hand, when the person who has discretionary authority or renders investment advice with respect to the investment of the assets of the Plan in those certificates is--

              1.   a borrower with respect to 5% or less of the fair market
                   value of the underlying mortgage loans, or

              2.   an affiliate of that borrower,

         o    the direct or indirect acquisition or disposition in the secondary market of offered certificates by a Plan, and

         o    the continued holding of offered certificates by a Plan.

         Further, if the general conditions of the Underwriter Exemption, as well as other conditions set forth in that exemption, are satisfied, the
Underwriter Exemption may provide an exemption from the restrictions imposed by
Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections
4975(a) and (b) of the Internal Revenue Code by reason of Section 4975(c) of the
Internal Revenue Code, for transactions in connection with the servicing, management and operation of the assets of the trust fund.

         Lastly, if the general conditions of the Underwriter Exemption are satisfied, it may also provide an exemption from the restrictions imposed by
Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Section 4975(a)
and (b) of the Internal Revenue Code by reason of Sections 4975(c)(1)(A) through
(D) of the Internal Revenue Code, if the restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing plan by virtue of--

         o    providing services to the Plan, or

         o    having a specified relationship to this person,

         o    solely as a result of the Plan's ownership of offered
              certificates.

                                     S-178

         The Underwriter Exemption contains specific requirements applicable to any swap agreement and the swap counterparty, if any. Among other requirements, the swap agreement must relate to an interest rate swap that is denominated in
U.S. dollars and that is not leveraged. If the swap counterparty fails to maintain certain rating levels described in the swap agreement, the swap counterparty will be required to post collateral, arrange for a guarantee or assign its rights and obligations under the swap agreement to a replacement swap counterparty, and, if the swap counterparty does not, within the time period specified therein, take such action, the trustee will be permitted to terminate the swap agreement. In addition, if any class of floating rate of certificates if issued, any such class of certificates may be sold to a person investing assets of a Plan only if such person is a "Qualified Plan Investor." A
"Qualified Plan Investor" is a plan investor or group of plan investors on whose behalf the decision to purchase such class of floating rate certificates is made by an independent fiduciary that is (i) qualified to analyze and understand the terms and conditions of the related swap agreement and the effect of such swap agreement on the credit ratings of the related class of floating rate certificates, and (ii) a "qualified professional asset manager," as defined in
Part V(a) of PTCE 84-14, an "in-house asset manager" as defined in Part IV(a) of
PTCE 96-23, or a plan fiduciary with total Plan and non-Plan assets under management of at least $100 million at the time of the acquisition of such class of floating rate certificates.

         Before purchasing an offered certificate, a fiduciary of a Plan should itself confirm that the general and other conditions set forth in the
Underwriter Exemption, and the other requirements set forth in that exemption, would be satisfied at the time of the purchase.

EXEMPT PLAN

         A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA or Section 4975 of the Internal Revenue Code. However, a governmental plan may be subject to a federal, state or local law that is, to a material extent, similar to the foregoing provisions of ERISA or the Internal Revenue
Code. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any similar law.

FURTHER WARNINGS

         Any fiduciary of a Plan considering whether to purchase an offered certificate on behalf of that Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Internal Revenue Code to the investment.

         The sale of offered certificates to a Plan is in no way a
representation or warranty by us or any of the underwriters that--

         o    the investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or

         o    the investment is appropriate for Plans generally or for any particular Plan.

                                LEGAL INVESTMENT

         The offered certificates (other than the class D certificates) will constitute "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the offered certificates under various legal investment restrictions, and the ability of investors subject to these restrictions to purchase those certificates, is subject to significant interpretive uncertainties.

         Neither we nor any of the underwriters makes any representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, or other purposes. Investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

         See "Legal Investment" in the accompanying prospectus.

                                 USE OF PROCEEDS

         We will use the net proceeds from the sale of the offered certificates to pay part of the purchase price of the mortgage loans that we intend to include in the trust fund.

                                     S-179

                                  UNDERWRITING

         Under the terms and subject to the conditions set forth in an underwriting agreement dated August , 2005, we have agreed to sell to the underwriters named below the following respective principal amounts of the offered certificates:



              UNDERWRITER                CLASS A-1      CLASS A-2     CLASS A-3     CLASS A-AB      CLASS A-4     CLASS A-4M
-----------------------------------   --------------  ------------  -------------  ------------  -------------- ---------------

Credit Suisse First Boston LLC......             $             $              $             $              $              $
KeyBanc Capital Markets, a Division
   of McDonald Investments Inc......             $             $              $             $              $              $
Deutsche Bank Securities Inc. ......             $             $              $             $              $              $
Wachovia Capital Markets, LLC.......             $             $              $             $              $              $
TOTAL...............................             $             $              $             $              $              $




              UNDERWRITER              CLASS A-1-A     CLASS A-J      CLASS B        CLASS C        CLASS D
----------------------------------   --------------  ------------  -------------  ------------  --------------

Credit Suisse First Boston LLC......               $             $              $             $              $
KeyBanc Capital Markets, a Division
   of McDonald Investments Inc......               $             $              $             $              $
Deutsche Bank Securities Inc. ......               $             $              $             $              $
Wachovia Capital Markets, LLC.......               $             $              $             $              $
TOTAL...............................               $             $              $             $              $


         The underwriting agreement provides that the underwriters are obligated to purchase all of the offered certificates if any are purchased. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of the non-defaulting underwriter may be increased or the offering of the offered certificates may be terminated.

         Our proceeds from the sale of the offered certificates will be
approximately   % of the total initial principal balance of the offered
certificates, plus accrued interest from August 1, 2005, before deducting expenses payable by us. We estimate that our out-of-pocket expenses for this
offering will be approximately $   .

         The underwriters will offer the offered certificates for sale from time to time in one or more transactions, which may include block transactions, in negotiated transactions or otherwise, or a combination of those methods of sale, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The underwriters may do so by selling the offered certificates to or through broker/dealers, who may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriters and/or the purchasers of the offered certificates for whom they may act as agents. In connection with the sale of the offered certificates, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts, and the underwriters may also receive commissions from the purchasers of the offered certificates for whom they may act as agent. The underwriters and any broker/dealers that participate with the underwriters in the distribution of the offered certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of the offered certificates by them may be deemed to be underwriting discounts or commissions.

         The offered certificates are a new issue of securities with no established trading market. The underwriters have advised us that they currently intend to make a market in the offered certificates. Nevertheless, the underwriters do not have any obligation to make a market, any market making may be discontinued at any time and there can be no assurance that an active public market for the offered certificates will develop.

         We have agreed to indemnify the underwriters against liabilities under the Securities Act of 1933, as amended, or contribute to payments that the underwriters may be required to make in respect thereof. The mortgage loan sellers have agreed to indemnify us and the underwriters with respect to liabilities under the Securities Act of 1933, as amended, or contribute to payments that we or the underwriters may be required to make in respect thereof, relating to the underlying mortgage loans.

         The trust fund described in this prospectus supplement is a collective investment scheme as defined in the Financial Services and Markets Act 2000
("FSMA") of the United Kingdom. It has not been authorized, or otherwise recognized or approved by the United Kingdom's Financial Services Authority and,
as an unregulated collective investment scheme, accordingly cannot be marketed in the United Kingdom to the general public. This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons. Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services
Compensation Scheme.

                                     S-180

         We expect that delivery of the offered certificates will be made against payment therefor on or about the closing date specified on the cover page of this prospectus supplement, which is the th business day following the date hereof (this settlement cycle being referred to as "T+ "). Under Rule
15c6-1 of the SEC under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to that trade expressly agree otherwise. Accordingly, purchasers who wish to trade the offered certificates on the date hereof or the next succeeding business days will be required, by virtue of the fact that the offered certificates initially will settle in T+ , to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement and should consult their own advisor.

                                  LEGAL MATTERS

         Certain legal matters will be passed upon for us and the Underwriters by Cadwalader, Wickersham & Taft LLP, New York, New York.

                                     RATING

         It is a condition to their issuance that the respective classes of offered certificates be rated as follows:

                    CLASS            MOODY'S           S&P
              ---------------    --------------    --------------
                     A-1               Aaa             AAA
                     A-2               Aaa             AAA
                     A-3               Aaa             AAA
                    A-AB               Aaa             AAA
                     A-4               Aaa             AAA
                    A-4M               Aaa             AAA
                    A-1-A              Aaa             AAA
                     A-J               Aaa             AAA
                      B                Aa2              AA
                      C                Aa3             AA-
                      D                A2               A

         The ratings on the offered certificates address the likelihood of--

         o    the timely receipt by their holders of all distributions of interest to which they are entitled (or, if any class of floating rate certificates is issued, in the case of any such class of certificates, to which the related REMIC II regular interest is entitled, as described below) on each distribution date, and

         o    the ultimate receipt by their holders of all distributions of principal to which they are entitled on or before the rated final distribution date.

         o    The ratings on the offered certificates take into consideration--

         o    the credit quality of the mortgage pool,

         o    structural and legal aspects associated with the offered
              certificates, and

         o    the extent to which the payment stream from the mortgage pool is adequate to make distributions of interest and/or principal required under the offered certificates.

         o    The ratings on the respective classes of offered certificates do not represent any assessment of--

         o    the tax attributes of the offered certificates or of the trust fund,

         o    whether or to what extent prepayments of principal may be received on the underlying mortgage loans,

         o    the likelihood or frequency of prepayments of principal on the underlying mortgage loans,

         o    the degree to which the amount or frequency of prepayments of principal on the underlying mortgage loans might differ from those originally anticipated,

                                     S-181

         o    whether or to what extent the interest payable on any class of offered certificates may be reduced in connection with Net
              Aggregate Prepayment Interest Shortfalls,

         o    the distribution of the broker strip fees to the broker strip payees; and

         o    whether and to what extent Default Interest, Post-ARD Additional
              Interest or Yield Maintenance Charges will be received.

         o    Also, a security rating does not represent any assessment of the yield to maturity that investors may experience in the event of rapid prepayments and/or other liquidations of the underlying mortgage loans. In general, the ratings on the offered
              certificates address credit risk and not prepayment risk.

         If any class of floating rate certificates is issued, a rating on any such class of certificates would not represent any assessment of whether the floating interest rate on such certificates will convert to a fixed rate. The rating on any class of floating rate certificates would not constitute a rating with respect to the likelihood of the receipt of payments to be made by the swap counterparty or any interest rate reductions or increases contemplated herein.
With respect to any class of floating rate certificates, the rating agencies would only be rating the receipt of interest up to the pass-through rate applicable to the related REMIC II regular interest, and are not rating the receipt of interest accrued at LIBOR plus the related specified percentage. In addition, the ratings would not address any shortfalls or delays in payment that investors in any class of floating rate certificates may experience as a result of the conversion of the pass-through rate on any class of floating rate certificates from a rate based on LIBOR to a fixed rate (subject to a maximum rate equal to the Weighted Average Net Mortgage Pass-Through Rate) or as a
result of the conversion of a fixed rate to a rate based on LIBOR.

         There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of offered certificates and, if so, what the rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by us to do so may be lower than the rating assigned thereto by S&P and/or
Moody's.

         The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. See "Rating" in the accompanying prospectus.

                                     S-182

                                    GLOSSARY

         The following capitalized terms will have the respective meanings assigned to them in this "Glossary" section whenever they are used in this prospectus supplement, including in any of the exhibits to this prospectus supplement or on the accompanying diskette.

         "0%/y" means, with respect to any of the underlying mortgage loans, a duration of y payments for the open period during which the loan is freely payable.

         "30/360 Basis" means the accrual of interest based on a 360-day year consisting of twelve 30-day months.

         "A/B Intercreditor Agreement" means, with respect to the A/B Loan Pair, the related Intercreditor Agreement Among Note Holders (as amended, modified, supplemented and/or restated from time to time) by and between Column, as the initial holder of the related A-Note Mortgage Loan, and CBA, as the initial holder of the related B-Note Companion Loan.

         "A/B Loan Pair" shall mean the A-Note Mortgage Loan, together with the related B-Note Companion Loan.

         "A/B Material Default" means, with respect to any A/B Loan Pair, one of the following events: (a) either the related A-Note Mortgage Loan or the related
B-Note Companion Loan has been accelerated; (b) a continuing monetary default;
or (c) a bankruptcy action has been filed by or against the related borrower.

         "A-Note Mortgage Loan" means the underlying mortgage loan that is secured by the mortgaged real property identified on Exhibit A-1 to this prospectus supplement as Fairpointe Green Center. The A-Note Mortgage Loan will, together with the corresponding B-Note Companion Loan, be secured by a single mortgage or deed of trust on a single mortgaged real property.

         "Actual/360 Basis" means the accrual of interest based on the actual number of days elapsed during each one-month accrual period in a year assumed to consist of 360 days.

         "Acceptable Insurance Default" means, with respect to any underlying mortgage loan, a default under the related mortgage loan documents arising by reason of any failure on the part of the related borrower to maintain with respect to the related mortgaged real property specific insurance coverage with respect to, or an all-risk casualty insurance policy that does not specifically exclude, terrorist or similar acts, as to which default neither the master servicer nor the special servicer is required to take enforcement action so long as the special servicer has determined in accordance with the Servicing Standard that either:

         o    such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the subject mortgaged real property and located in and around the region in which the subject mortgaged real property is located, or

         o    such insurance is not available at any rate.

         "Additional Collateral Loan" means any underlying mortgage loan that has the characteristics described in the first paragraph under "Description of the Underlying Mortgage Loans--Certain Terms and Conditions of the Underlying
Mortgage Loans--Mortgage Loans Which May Require or Permit Principal Paydowns"
in this prospectus supplement.

         "Additional Trust Fund Expense" means an expense (other than master servicing fees and trustee fees) of the trust fund that--

         o    arises out of a default on an underlying mortgage loan or an otherwise unanticipated event,

         o    is not included in the calculation of a Realized Loss,

         o    is not covered by a servicing advance or a corresponding
              collection from the related borrower, and

         o    to the extent that it is allocable to a particular underlying mortgage loan, is not covered by late payment charges or Default
              Interest collected on that mortgage loan.

                                     S-183

         o    We provide some examples of Additional Trust Fund Expenses under
              "Description of the Offered Certificates--Reductions of
              Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement.

         "Administrative Fee" means, with respect to any underlying mortgage loan, the sum of the annual rates at which the master servicing fee, including any primary servicing fee and, in some cases, any correspondent fee, and the trustee fee are calculated.

         "AIG" means American International Group, Inc.

         "Allocated Loan Amount" means, for each mortgaged real property relating to a multi-property mortgage loan in the trust fund, the portion of the principal amount of that loan actually allocated to that mortgaged real property in the related mortgage loan documents, or allocated solely for the purpose of presenting statistical information in this prospectus supplement. The Allocated
Loan Amount for each mortgaged real property securing a multi-property mortgage loan in the trust fund was determined in the mortgage or based on the ratio of the appraised value of such mortgaged real property to the aggregate appraised value of all the mortgaged real properties securing that loan.

         "Appraisal Reduction Amount" means, for any distribution date and for any mortgage loan as to which any Appraisal Reduction Event has occurred, subject to the discussion under "The Pooling and Servicing Agreement--Required
Appraisals" in this prospectus supplement, an amount equal to the excess, if any, of (1) the Stated Principal Balance of the subject mortgage loan over (2)
the excess, if any, of (i) the sum of (A) 90% of the appraised value of the related mortgaged real property as determined (I) by one or more independent MAI appraisals with respect to any mortgage loan with an outstanding principal balance equal to or in excess of $2,000,000 (the costs of which shall be paid by the master servicer as a servicing advance) or (II) by an independent MAI appraisal (or an update of a prior appraisal) or an internal valuation performed by the special servicer with respect to any mortgage loan with an outstanding principal balance less than $2,000,000 plus (B) any letter of credit, reserve, escrow or similar amount held by the master servicer which may be applied to payments on the subject mortgage loan over (ii) the sum of (X) to the extent not previously advanced by the master servicer or the trustee, all unpaid interest on the subject mortgage loan at a per annum rate equal to its mortgage rate, (Y)
all unreimbursed advances in respect of the subject mortgage loan and interest thereon at the Prime Rate and (Z) all currently due and unpaid real estate taxes and assessments, insurance policy premiums, ground rents and all other amounts due and unpaid with respect to the subject mortgage loan (which taxes, assessments, premiums, ground rents and other amounts have not been subject to an advance by the master servicer or the trustee and/or for which funds have not been escrowed).

         Notwithstanding the foregoing, in the case of any A-Note Mortgage Loan, any Appraisal Reduction Amount will be calculated in respect of the subject A/B
Loan Pair, as if it were a single underlying mortgage loan, and then allocated, first, to the related B-Note Companion Loan, up to the amount of its unpaid principal balance, and second, to the subject A-Note Mortgage Loan.

         "Appraisal Reduction Event" means, with respect to any mortgage loan in the trust fund, the earliest of any of the following events--

         o    120 days after an uncured delinquency (without regard to the application of any grace period) occurs in respect of a mortgage loan;

         o    the date on which a reduction in the amount of monthly payments on a mortgage loan; or a change in any other material economic term of the mortgage loan (other than an extension of its maturity for a period of six months or less), becomes effective as a result of a modification of such mortgage loan by the special servicer;

         o    60 days after a receiver has been appointed for the borrower of the related mortgaged real property;

         o    30 days after a borrower declares bankruptcy;

         o    60 days after the borrower becomes the subject of an undischarged and unstayed decree or order for a bankruptcy proceeding; and

         o    immediately after a mortgaged real property becomes an REO
              Property;

                                     S-184

provided, however, that an Appraisal Reduction Event shall not be deemed to occur at any time after the aggregate certificate balances of all classes of series 2005-C4 principal balance certificates (other than the series 2005-C4 class A-1, A-2 and A-1-A certificates) have been reduced to zero.

         "ARCap" means ARCap Servicing, Inc.

         "ARD Loan" means any underlying mortgage loan that has the characteristics described in the first paragraph under "Description of the
Underlying Mortgage Loans--Certain Terms and Conditions of the Underlying
Mortgage Loans--ARD Loans" in this prospectus supplement.

         "ASTM" means the American Society for Testing and Materials.

         "Audit Program" means the Audit Program for Mortgages serviced for
FHLMC.

         "Available P&I Funds" means, with respect to any distribution date, the
Total Available Funds for that distribution date, exclusive of any portion of those funds that represents--

         o    Yield Maintenance Charges, or

         o    Post-ARD Additional Interest.

         The trustee will apply the Available P&I Funds as described under
"Description of the Offered Certificates--Distributions" in this prospectus supplement to pay principal and accrued interest on the series 2005-C4 certificates (other than the Class V, R and LR certificates) on that date.

         "B-Note Companion Loan" shall mean, with respect to the A-Note Mortgage
Loan, the other mortgage loan that (i) is not included in the trust fund, (ii)
is subordinate in right of payment to such A-Note Mortgage Loan to the extent set forth in the related A/B Intercreditor Agreement and (iii) is secured by the same mortgage or deed of trust on the same mortgaged real property as such
A-Note Mortgage Loan.

         "CBA" means CBA-Mezzanine Capital Finance, LLC.

         "CERCLA" means the federal Comprehensive Environmental Response,
Compensation & Liability Act of 1980, as amended.

         "Clearstream, Luxembourg" means Clearstream Banking Luxembourg.

         "Column" means Column Financial, Inc.

         "Companion Loans" means, the B-Note Companion Loans.

         "Cost Approach" means the determination of the value of a mortgaged real property arrived at by adding the estimated value of the land to an estimate of the current replacement cost of the improvements, and then subtracting depreciation from all sources.

         "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-outstanding principal balance of a pool of mortgage loans for the life of those loans. The CPR model is the prepayment model that we use in this prospectus supplement.

        ."Cut-off Date Loan-to-Value Ratio" or "Cut-off Date LTV Ratio" means:

         o    with respect to any underlying mortgage loan, other than an underlying mortgage loan secured, including through
              cross-collateralization with other mortgage loans, by multiple real properties, the ratio of--

              1.   the cut-off-date principal balance of the subject mortgage loan, to

              2.   the Most Recent Appraised Value of the related mortgaged real property; and

                                     S-185

         o    with respect to any underlying mortgage loan that is secured, including through cross-collateralization, by multiple real properties, the ratio of--

              1.   the total cut-off date principal balance of the subject
                   mortgage loan, and all other mortgage loans with which it is cross-collateralized, to

              2.   the total Most Recent Appraised Value for all of the related mortgaged real properties.

         "Dark Tenant" means a tenant that has ceased to occupy its space at a mortgaged real property, but that is obligated to continue, and is, paying rent on that space.

         "Default Interest" means any interest that--

         o    accrues on a defaulted underlying mortgage loan solely by reason of the subject default, and

         o    is in excess of all interest at the regular mortgage interest rate for the subject mortgage loan, including any Post-ARD Additional
              Interest accrued on the subject mortgage loan.

         "Defaulted Loan" means any mortgage loan that is at least 60 days delinquent in respect of its monthly payments or delinquent in respect of its balloon payment, if any, in each case without giving effect to any grace period permitted by the related mortgage or mortgage note or if any non-monetary event of default occurs that results in the mortgage loan becoming a specially serviced mortgage loan.

         "DTC" means The Depository Trust Company.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

         "ERISA Plan" means any employee benefit plan that is subject to the fiduciary responsibility provisions of ERISA.

         "Estimated Annual Operating Expenses" means, for each of the mortgaged real properties securing an underlying mortgage loan, the historical annual operating expenses for the property, adjusted upward or downward, as appropriate, to reflect any expense modifications made as discussed below.

         For purposes of calculating the Estimated Annual Operating Expenses for any mortgaged real property securing an underlying mortgage loan:

         o    the "historical annual operating expenses" for that property normally consist of historical expenses that were generally obtained/estimated--

              1.   from operating statements relating to a complete fiscal year of the borrower ended in 2002, 2003 or 2004 or a trailing
                   12-month period ended in 2004 or 2005,

              2.   by annualizing the amount of expenses for partial 2004 or
                   2005 periods for which operating statements were available, with adjustments for some items deemed inappropriate for
                   annualization,

              3.   by calculating a stabilized estimate of operating expenses which takes into consideration historical financial
                    statements and material changes in the operating position of the property, such as newly signed leases and market data,
                    or

              4.   if the property was recently constructed, by calculating an estimate of operating expenses based upon the appraisal of the property or market data; and

         o    the "expense modifications" made to the historical annual
              operating expenses for that property include--

              1.   assuming, in most cases, that a management fee, equal to
                   approximately 2.5% to 5% of total revenues, was payable to the property manager,

              2.   adjusting historical expense items upwards or downwards to reflect inflation and/or industry norms for the particular type of property,

              3.   the underwritten recurring replaceme nt reserve amounts,

                                     S-186

              4.   adjusting historical expenses downwards by eliminating
                   various items which are considered non-recurring in nature or which are considered capital improvements, including
                   recurring capital improvements,

              5.   in the case of hospitality properties, adjusting historical expenses to reflect reserves for furniture, fixtures and
                   equipment of between 4% and 5% of total revenues,

              6.   in the case of hospitality properties and some multifamily rental properties, retail properties and industrial
                   properties, adjusting historical expenses upward or downward to result in an expense-to-room or expense-to-total revenues ratio that approximates historical or industry norms, and

              7.   in the case of mortgaged real properties used primarily for office, retail and industrial purposes, adjusting historical expenses to account for stabilized tenant improvements and leasing commissions at costs consistent with historical
                   trends or prevailing market conditions.

         The amount of any underwritten recurring replacement reserve amounts and/or underwritten leasing commissions and tenant improvements for each of the mortgaged real properties securing an underlying mortgage loan is shown in the table titled "Engineering Reserves and Recurring Replacement Reserves" on
Exhibit A-1 to this prospectus supplement. The underwritten recurring replacement reserve amounts shown on Exhibit A-1 to this prospectus supplement are expressed as dollars per unit in the case of multifamily rental properties and manufactured housing communities, a percentage of total departmental revenues in the case of hospitality properties and dollars per leasable square foot in the case of other commercial properties.

         By way of example, Estimated Annual Operating Expenses generally include--

         o    salaries and wages,

         o    the costs or fees of--

              1.   utilities,

              2.   repairs and maintenance,

              3.   replacement reserves,

              4.   marketing,

              5.   insurance,

              6.   management,

              7.   landscaping,

              8.   security, if provided at the property, and

         o    the amount of taxes, general and administrative expenses, ground lease payments and other costs.

         Estimated Annual Operating Expenses do not reflect, however, any deductions for debt service, depreciation and amortization or capital expenditures or reserves for any of those items, except as described above. In the case of those mortgaged real properties used in whole or in part for retail, office and industrial purposes, Estimated Annual Operating Expenses include both expenses that may be recovered from tenants and those that are not. In the case of some mortgaged real properties used in whole or in part for retail, office and industrial purposes, Estimated Annual Operating Expenses may have included leasing commissions and tenant improvement costs. However, for some tenants with longer than average lease terms or which were considered not to require these improvements, adjustments were not made to reflect tenant improvements and leasing commissions. In the case of hospitality properties Estimated Annual
Operating Expenses include departmental expenses, reserves for furniture, fixtures and equipment, management fees and, where applicable, franchise fees.

                                     S-187

         "Estimated Annual Revenues" means, for each of the mortgaged real properties securing an underlying mortgage loan, the base estimated annual revenues for the property, adjusted upward or downward, as appropriate, to reflect any revenue modifications made as discussed below.

         For  purposes of calculating the Estimated Annual Revenues for any mortgaged real property securing an underlying mortgage loan:

         o    the "base estimated annual revenues" for that property were generally assumed to equal--

              1.   in the case of a multifamily rental property or a
                   manufactured housing community, the annualized amounts of
                   gross potential rents,

              2.   in the case of a hospitality property, the estimated average room sales, and

              3.   in the case of any other commercial property, the monthly
                   contractual base rents as reflected in the rent roll or
                   leases, plus tenant reimbursements; and

         o    the "revenue modifications" made to the base estimated annual revenues for that property include--

              1.   adjusting the revenues downwards by applying a combined
                   vacancy and rent loss, including concessions, adjustment that reflected then current occupancy or, in some cases, a
                   stabilized occupancy or, in some cases, an occupancy that was itself adjusted for historical trends or market rates of
                   occupancy with consideration to competitive properties,

              2.   adjusting the revenues upwards to reflect, in the case of
                   some tenants, increases in base rents scheduled to occur
                   during the following 12 months,

              3.   adjusting the revenues upwards for percentage rents based on contractual requirements, sales history and historical trends and, additionally, for other estimated income consisting of, among other items, late fees, laundry income, application
                   fees, cable television fees, storage charges, electrical
                   pass-throughs, pet charges, janitorial services, furniture rental and parking fees,

              4.   adjusting the revenues downwards in some instances where
                   rental rates were determined to be significantly above market rates and the subject space was then currently leased to
                   tenants that did not have long-term leases or were believed to be unlikely to renew their leases, and

              5.   in the case of hospitality properties, adjusting the revenues upwards to include estimated revenues from food and beverage, telephones and other hotel related income.

         By way of example, Estimated Annual Revenues generally include:

         o    for multifamily rental properties and manufactured housing communities, rental and other revenues,

         o    for hospitality properties, room, food and beverage, telephone and other revenues, and

         o    for other commercial properties, base rent, percentage rent, expense reimbursements and other revenues.

         o    In the case of an owner-occupied property for which no leases exist, the Estimated Annual Revenues were--

         o    determined on the assumption that the property was net leased to a single tenant at market rents, and

         o    derived from rental rate and vacancy information for the
              surrounding real estate market.

         "Euroclear" means The Euroclear System.

         "Exemption-Favored Party" means any of the following--

         o    Credit Suisse First Boston LLC,

                                     S-188

         o    any person directly or indirectly, through one or more
              intermediaries, controlling, controlled by or under common control with Credit Suisse First Boston LLC, and

         o    any member of the underwriting syndicate or selling group of which a person described in the prior two bullets is a manager or co-manager with respect to any particular class of the offered certificates.

         "Fair Value" means the fair value of the Defaulted Loan, determined in accordance with the Servicing Standard, taking into account the factors set forth in the pooling and servicing agreement.

         "FF&E" means furniture, fixtures and equipment.

         "FHLMC" means the Federal Home Loan Mortgage Corporation.

         "Fitch" means Fitch, Inc.

         "Floating Rate Available Funds" has the meaning given to that term under "Description of the Offered Certificates--Floating Rate Account" in this prospectus supplement.

         "GAAP" means generally accepted accounting principles.

         "Income Approach" means the determination of the value of a mortgaged real property by using the discounted cash flow method of valuation or by the direct capitalization method. The discounted cash flow analysis is used in order to measure the return on a real estate investment and to determine the present value of the future income stream expected to be generated by the mortgaged real property. The future income of the mortgaged real property, as projected over an anticipated holding period, and the resulting net operating incomes or cash flows are then discounted to present value using an appropriate discount rate.
The direct capitalization method generally converts an estimate of a single year's income expectancy, or, in some cases, a hypothetical stabilized single year's income expectancy, into an indication of value by dividing the income estimate by an appropriate capitalization rate. An applicable capitalization method and appropriate capitalization rates are developed for use in computations that lead to an indication of value. In utilizing the Income
Approach, the appraiser's method of determination of gross income, gross expense and net operating income for the subject property may vary from the method of determining Underwritten Net Operating Income for that property, resulting in variances in the related net operating income values.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

         "IRS" means the Internal Revenue Service.

         "KeyBank" means KeyBank National Association.

         "KRECM" means KeyCorp Real Estate Capital Markets, Inc.

          "Leasable Square Footage," "S.F." or "Sq. Ft." means, in the case of any mortgaged real property that is a commercial property, other than a hospitality property, the estimated square footage of the gross leasable area at the property, as reflected in information provided by the related borrower or in the appraisal on which the Most Recent Appraised Value of the property is based.

         "LIBOR" has the meaning given to that term under "Description of the
Offered Certificates--Distributions--Calculation of Pass-Through Rates" in this prospectus supplement.

         "LIBOR Business Day" has the meaning given to that term under
"Description of the Offered Certificates--Distributions--Calculation of
Pass-Through Rates" in this prospectus supplement.

         "LIBOR Determination Date" has the meaning given to that term under
"Description of the Offered Certificates--Distributions--Calculation of
Pass-Through Rates" in this prospectus supplement.

         "Lock/x" means, with respect to any of the underlying mortgage loans, a duration of x payments for the lock-out period during which prepayment is prohibited, including any defeasance period.

         "Major Tenant" means the top three tenants of a commercial property, including ground leased space, based on the NRSF.

                                     S-189

         "Material Breach" will have the meaning described under "Description of the Underlying Mortgage Loans--Representations and Warranties" in this prospectus supplement.

         "Material Document Defect" will have the meaning described under
"Description of the Underlying Mortgage Loans--Assignment of the Underlying
Mortgage Loans" in this prospectus supplement.

         "Maturity/ARD Balance" means with respect to any underlying mortgage loan, the unpaid principal balance of the subject mortgage loan immediately prior to its maturity or, in the case of an ARD Loan, the related anticipated repayment date, according to the payment schedule for the subject mortgage loan and otherwise assuming no prepayments, defaults or extensions.

         "Maturity/ARD Loan-to-Value Ratio" or "Maturity/ARD LTV Ratio" means:

         o    with respect to any underlying balloon mortgage loan or ARD Loan, other than an underlying mortgage loan secured, including through cross-collateralization with other mortgage loans, by multiple real properties, the ratio of--

              1.   the Maturity/ARD Balance of the subject mortgage loan, to

              2.   the Most Recent Appraised Value of the related mortgaged real property; and

         o    with respect to any underlying balloon mortgage loan or ARD Loan that is secured, including through cross-collateralization with other mortgage loans, by multiple real properties, the ratio of--

              1.   the total Maturity/ARD Balance of the subject mortgage loan, and all other mortgage loans with which it is
                   cross-collateralized, to

              2.   the total Most Recent Appraised Value of all of the related mortgaged real properties.

          "Modeling Assumptions" means, collectively, the following assumptions regarding the series 2005-C4 certificates and the underlying mortgage loans:

         o    the underlying mortgage loans have the characteristics set forth on Exhibit A-1 to this prospectus supplement and the initial mortgage pool balance is approximately $1,333,352,236;

         o    the total initial principal balance or notional amount, as the case may be, of each class of series 2005-C4 certificates is as described in this prospectus supplement;

         o    the pass-through rate for each interest-bearing class of series
              2005-C4 certificates is as described in this prospectus
              supplement;

         o    there are no delinquencies or losses with respect to the
              underlying mortgage loans;

         o    there are no modifications, extensions, waivers or amendments affecting the monthly debt service payments by borrowers on the underlying mortgage loans;

         o    there are no Appraisal Reduction Amounts with respect to the underlying mortgage loans;

         o    there are no casualties or condemnations affecting the
              corresponding mortgaged real properties;

         o    each of the underlying mortgage loans provides monthly debt service payments to be due on the first or eleventh day of each month, regardless of whether the subject date is a business day or not;

         o    monthly debt service payments on the underlying mortgage loans are timely received on their respective due dates in each month, regardless of whether the subject date is a business day or not;

         o    no voluntary or involuntary prepayments are received as to any underlying mortgage loan during that mortgage loan's prepayment lock-out period, including any contemporaneous defeasance period, or yield maintenance period;

         o    each ARD Loan in the trust fund is paid in full on its anticipated repayment date;

                                     S-190

         o    except as otherwise assumed in the immediately preceding three bullets, prepayments are made on each of the underlying mortgage loans at the indicated CPRs set forth in the subject tables or other relevant part of this prospectus supplement, without regard to any limitations in those mortgage loans on partial voluntary principal prepayments;

         o    all prepayments on the underlying mortgage loans are assumed to be--

              (1)  accompanied by a full month's interest,

              (2)  if received during a prepayment premium period, accompanied by the appropriate Yield Maintenance Charge, and

              (3)  received on the applicable due date of the relevant month;

         o    no person or entity entitled thereto exercises its right of optional termination as described in this prospectus supplement under "The Pooling and Servicing Agreement--Termination";

         o    none of the underlying mortgage loans is required to be
              repurchased or replaced by the related mortgage loan seller, as described under "Description of the Underlying Mortgage
              Loans--Cures, Repurchases and Substitutions" in this prospectus supplement;

         o    the only trust fund expenses are the trustee fee and the master servicing fee as listed on Exhibit A-1 as Administrative Fees;

         o    there are no Additional Trust Fund Expenses;

         o    funds released from the interest reserve account for any
              underlying mortgage loan that has paid in full will be included in the calculation of net weighted average coupon of the remaining underlying mortgage loans;

         o    payments on the offered certificates are made on the 15th day of each month, commencing in September 2005; and

         o    the offered certificates are settled on an assumed settlement date of August , 2005.

         "Moody's" means Moody's Investors Service, Inc.

         "Most Recent Appraised Value" or "Appraised Value" means for any mortgaged real property securing an underlying mortgage loan, the "as is" or, if provided, the "as cured" value estimate reflected in the most recent appraisal obtained by or otherwise in the possession of the related mortgage loan seller.
The appraiser's "as cured" value, as stated in the appraisal, is generally calculated as the sum of--

         o    the "as is" value set forth in the related appraisal, plus

         o    the estimated costs, as of the date of the appraisal, of
              implementing any deferred maintenance required to be undertaken immediately or in the short term under the terms of the related mortgage loan.

         In general, the amount of costs assumed by the appraiser for these purposes is based on--

         o    an estimate by the individual appraiser,

         o    an estimate by the related borrower,

         o    the estimate set forth in the property condition assessment conducted in connection with the origination of the related mortgage loan, or

         o    a combination of these estimates.

         "Most Recent Debt Service Coverage Ratio" or "Most Recent DSCR" means:

                                     S-191

         o    with respect to any underlying mortgage loan, other than an underlying mortgage loan secured, including through
              cross-collateralization with other mortgage loans, by multiple mortgaged real properties, the ratio of--

              1.   the Most Recent Net Cash Flow for the related mortgaged real property, to

              2.   twelve times the monthly debt service payment for the subject mortgage loan due on its due date in August 2005; and

         o    with respect to any underlying mortgage loan that is secured, including through cross-collateralization with other mortgage loans, by multiple mortgaged real properties, the ratio of--

              1.   the total Most Recent Net Cash Flow for those properties, to

              2.   twelve times the monthly debt service payment(s) for that
                   underlying mortgage loan, and any and all other mortgage
                   loans with which it is cross-collateralized, due on the
                   related due date in August 2005;

         provided that, if the subject underlying mortgage loan or the subject group of cross-collateralized underlying mortgage loans is currently in an interest-only period, then the amount in clause 2. of any of the foregoing bullets of this definition will be either (a) if that interest-only period extends to maturity or, in the case of an ARD Loan, to the related anticipated repayment date, the aggregate of the monthly debt service payments to be due thereon from and including the due date in August 2005 through and including the due date in July 2006 or (b) if that interest-only period ends prior to maturity or, in the case of an ARD Loan, prior to the related anticipated repayment date, twelve times the monthly debt service payment to be due thereon on the first due date after amortization begins.

         "Most Recent Expenses" means, for any mortgaged real property that secures an underlying mortgage loan, the expenses incurred, or annualized or estimated in some cases, for the property for the 12-month period ended as of the Most Recent Operating Statement Date, based upon the latest available annual or, in some cases, partial-year operating statement and other information furnished by the related borrower.

         Expenses generally consist of all expenses incurred for the property, including--

         o    salaries and wages,

         o    the costs or fees of--

              1.   utilities,

              2.   repairs and maintenance,

              3.   marketing,

              4.   insurance,

              5.   management,

              6.   landscaping,

              7.   security, if provided at the property, and

         o    the amount of--

              1.   real estate taxes,

              2.   general and administrative expenses,

              3.   ground lease payments, and

              4.   other costs.

                                     S-192

         For purposes of the foregoing, expenses do not reflect, however, any deductions for debt service, depreciation, amortization, capital expenditures, leasing commissions and tenant improvements or furniture, fixtures and equipment. In the case of a hospitality property, such expenses also include expenses relating to guest rooms, food and beverage costs, telephone bills and rental and other expenses, as well as operating expenses as general administrative expenses, marketing expenses and franchise fees.

         In determining the Most Recent Expenses for any property, the related mortgage loan seller may have made adjustments to the financial information provided by the related borrower similar to those used in calculating the
Estimated Annual Operating Expenses for that property.

         "Most Recent Net Cash Flow" or "Most Recent NCF" means, with respect to each mortgaged real property that secures a mortgage loan in the trust fund, the
Most Recent Net Operating Income, less:

         o    underwritten replacement reserve amounts; and

         o    in the case of hospitality properties, expenses for furniture, fixtures and equipment; and

         o    in the case of mortgaged real properties used primarily for office, retail and industrial purposes, underwritten leasing commissions and tenant improvements.

         "Most Recent Net Operating Income" or "Most Recent NOI" means, with respect to each of the mortgaged real properties that secures an underlying mortgage loan, the total cash flow derived from the property that was available for annual debt service on the related mortgage loan, calculated as the Most
Recent Revenues less Most Recent Expenses for that property.

         "Most Recent Operating Statement Date" means, with respect to each of the underlying mortgage loans, the date indicated on Exhibit A-1 as the Most
Recent Operating Statement Date with respect to that mortgage loan. In general, this date is the end date of the period covered by the latest available annual or, in some cases, partial-year operating statement for the related mortgaged real property.

         "Most Recent Revenues" means, for any mortgaged real property that secures an underlying mortgage loan, the revenues received, or annualized or estimated in some cases, in respect of the property for the 12-month period ended as of the Most Recent Operating Statement Date, based upon the latest available annual or, in some cases, partial-year operating statement and other information furnished by the related borrower. For purposes of the foregoing, revenues generally consist of all revenues received in respect of the property, including:

         o    for a multifamily rental property or a manufactured housing community, rental and other revenues;

         o    for a hospitality property, guest room rates, food and beverage charges, telephone charges and other revenues; and

         o    for any other commercial property, base rent, percentage rent, expense reimbursements and other revenues.

         In determining the Most Recent Revenues for any property, the related mortgage loan seller may have made adjustments to the financial information provided by the related borrower similar to those used in calculating the
Estimated Annual Revenues for that property.

         "Net Aggregate Prepayment Interest Shortfall" means, with respect to any distribution date, the excess, if any, of:

         o    the total Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period; over

         o    the sum of--

              1.   the total payments made by the master servicer to cover those
                   Prepayment Interest Shortfalls, and

              2.   the total Prepayment Interest Excesses collected with respect to the mortgage pool during the related collection period.

         "Net Mortgage Interest Rate" means with respect to any mortgage loan in the trust fund, the related mortgage interest rate reduced by the sum of the annual rates at which the related master servicing fee, including any primary servicing

                                     S-193

fee, the trustee fee and, in the case of an ARD Loan following its anticipated repayment date, Post-ARD Additional Interest, are calculated.

         "Net Mortgage Pass-Through Rate" means:

         o    with respect to any underlying mortgage loan that accrues interest on a 30/360 Basis, for any distribution date, a rate per annum equal to the Net Mortgage Interest Rate in effect for that mortgage loan as of the date of initial issuance of the offered certificates; and

         o    with respect to any underlying mortgage loan that accrues interest on an Actual/360 Basis, for any distribution date, a rate per annum equal to twelve times a fraction, expressed as a
              percentage--

              1.   the numerator of which fraction is, subject to adjustment as described below in this definition, an amount of interest
                   equal to the product of (a) the number of days in the
                   related interest accrual period, multiplied by (b) the
                   Stated Principal Balance of that mortgage loan immediately preceding that distribution date, multiplied by (c) 1/360, multiplied by (d) the Net Mortgage Interest Rate in effect for that mortgage loan as of the date of initial issuance of the offered certificates, and

              2.   the denominator of which is the Stated Principal Balance of that mortgage loan immediately preceding that distribution date.

         Notwithstanding the foregoing, if the subject distribution date occurs during January, except during a leap year, or February, then the amount of interest referred to in the fractional numerator described in clause 1. of the second bullet of the prior sentence will be decreased to reflect any interest reserve amount with respect to the subject mortgage loan that is transferred from the trustee's distribution account to the trustee's interest reserve account during that month. Furthermore, if the subject distribution date occurs during March, then the amount of interest referred to in the fractional numerator described in clause 1. of the second bullet of the second preceding sentence will be increased to reflect any interest reserve amount(s) with respect to the subject mortgage loan that are transferred from the trustee's interest reserve account to the trustee's distribution account during that month.

         "NRSF" means net rentable square footage.

         "Occupancy Rate at Underwriting" or "Occupancy Rate at U/W" means the percentage of leasable square footage, in the case of mortgaged real properties that are commercial properties, other than hospitality properties, or units, in the case of mortgaged real properties that are multifamily rental properties and/or manufactured housing communities, of the subject property that were occupied or leased as of the approximate date of the original underwriting of the related mortgage loan in the trust fund or any later date as we considered appropriate, in any event as reflected in information provided by the related borrower or in the appraisal on which the Most Recent Appraised Value of the property is based. The Occupancy Rate at Underwriting reflects Dark Tenants.

         "Option Period" means the period during which the Purchase Option for any Defaulted Loan may be exercised, as described under "The Pooling and
Servicing Agreement--Fair Value Purchase Option" in this prospectus supplement.

         "Option Price" means the cash price at which any Defaulted Loan may be purchased under the related Purchase Option, as described under "The Pooling and
Servicing Agreement--Fair Value Purchase Option" in this prospectus supplement.

         "Party in Interest" means any person that is a "party in interest" as defined in Section 3(14) of ERISA or a "disqualified person" as defined in
Section 4975 of the Internal Revenue Code.

         "Permitted Encumbrances" means, with respect to any mortgaged real property securing a mortgage loan in the trust fund, any and all of the following--

         o    the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable,

         o    covenants, conditions and restrictions, rights of way, easements and other matters that are of public record,

         o    exceptions and exclusions specifically referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy, a marked-up commitment for title

                                     S-194

              insurance or signed escrow instructions, which in any case is binding on the subject title insurance company,

         o    other matters to which like properties are commonly subject,

         o    the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related mortgaged real property,

         o    if the related mortgage loan is the A-Note Mortgage Loan, the portion of the lien of the related mortgage instrument that secures the related Companion Loan.

         o    if the subject mortgaged real property is a unit in a condominium, the related condominium declaration.

         "Permitted Investments" means the U.S. government securities and other investment grade obligations specified in the pooling and servicing agreement.

         "Plan" means any ERISA Plan or any other employee benefit or retirement plan, arrangement or account, including any individual retirement account or
Keogh plan, that is subject to Section 4975 of the Internal Revenue Code.

         "Plan Asset Regulations" means the regulations of the U.S. Department of Labor promulgated under ERISA concerning what constitutes the assets of a
Plan.

         "Post-ARD Additional Interest" means, with respect to any ARD Loan in the trust fund, the additional interest accrued with respect to that mortgage loan as a result of the marginal increase in the related mortgage interest rate upon passage of the related anticipated repayment date, as that additional interest may compound in accordance with the terms of that mortgage loan.

         "Prepayment Interest Excess" means, with respect to any full or partial prepayment of an underlying mortgage loan made by the related borrower or otherwise in connection with a casualty or condemnation during any collection period after the due date for that loan, the amount of any interest collected on that prepayment for the period from and after that due date, less the amount of master servicing fees payable from that interest collection, and exclusive of any Default Interest and Post-ARD Additional Interest included in that interest collection.

         "Prepayment Interest Shortfall" means, with respect to any full or partial prepayment of an underlying mortgage loan made by the related borrower or otherwise in connection with a casualty or condemnation during any collection period prior to the due date for that loan, the amount of any uncollected interest that would have accrued on that prepayment to, but not including, such due date, less the amount of master servicing fees that would have been payable from that uncollected interest, and exclusive of any portion of that uncollected interest that would have been Default Interest or Post-ARD Additional Interest.

         "Principal Distribution Adjustment Amount" means with respect to any
Distribution Date, the sum of (i) the amount of any nonrecoverable advance and interest on such advance that was reimbursed to the master servicer or trustee that was deemed to have been reimbursed out of payments and other collections of principal (as described herein under "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments" and "The
Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of
Expenses--Payment of Expenses; Servicing Advances), (ii) any advance that remained unreimbursed following the time that a defaulted mortgage loan is modified and returned to performing status that was reimbursed to the master servicer or trustee, with interest on such advance, that was deemed to have been reimbursed out of payments and other collections of principal (as described herein under "Description of the Offered Certificates--Advances of Delinquent
Monthly Debt Service Payments" and "The Pooling and Servicing
Agreement--Servicing and Other Compensation and Payment of Expenses--Payment of
Expenses; Servicing Advances"), in each case, during the period since the preceding Distribution Date and (iii) if any insurance proceeds, condemnation proceeds or liquidation proceeds were received with respect to any mortgage loan or REO Property, and/or any mortgage loan or REO Property is otherwise liquidated (including by means of a final recovery determination or the receipt of full, partial, or discounted payoff), during the related collection period, an amount equal to any workout fees or liquidation fees payable in connection therewith.

         "PTE" means prohibited transaction exemption.

         "Purchase Option" means, with respect to any Defaulted Loan, the purchase option described under "The Pooling and Servicing Agreement--Fair Value
Purchase Option" in this prospectus supplement.

                                     S-195

         "Qualified Substitute Mortgage Loan" means a mortgage loan which must, on the date of substitution (a) have an outstanding principal balance, after application of all scheduled payments of principal and/or interest due during or prior to the month of substitution, not in excess of the outstanding principal balance of the deleted mortgage loan as of the due date in the calendar month during which the substitution occurs; (b) have a mortgage rate not less than the mortgage rate of the deleted mortgage loan; (c) have the same due date as the deleted mortgage loan; (d) accrue interest on the same basis as the deleted mortgage loan (for example, on the basis of a 360-day year and the actual number of days elapsed); (e) have a remaining term to stated maturity not greater than, and not more than two years less than, the remaining term to stated maturity of the deleted mortgage loan; (f) have an original loan-to-value ratio not higher than that of the deleted mortgage loan and a current loan-to-value ratio not higher than the then-current loan-to-value ratio of the deleted mortgage loan;
(g) materially comply as of the date of substitution with all of the representations and warranties set forth in the applicable purchase agreement;
(h) have an environmental report with respect to the related mortgaged real property that indicates no material adverse environmental conditions with respect to the related mortgaged real property and which will be delivered as a part of the related mortgage file; (i) have an original debt service coverage ratio not less than the original debt service coverage ratio of the deleted mortgage loan; (j) be determined by an opinion of counsel to be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Internal
Revenue Code; (k) not have a maturity date after the date three years prior to the rated final distribution date; (l) not be substituted for a deleted mortgage loan unless the trustee has received prior confirmation in writing by each of
Moody's and S&P that the substitution will not result in the withdrawal, downgrade, or qualification of the then-current rating assigned by any of
Moody's or S&P to any class of series 2005-C4 certificates then rated by Moody's or S&P, respectively (the cost, if any, of obtaining the confirmation to be paid by the applicable mortgage loan seller); (m) have been approved by the Series
2005-C4 Directing Certificateholder in its sole discretion; (n) prohibit defeasance within two years of the date of initial issuance of the series
2005-C4 certificates; and (o) not be substituted for a deleted mortgage loan if it would result in the termination of the REMIC status of any REMIC created under the pooling and servicing agreement or the imposition of tax on any REMIC created under the pooling and servicing agreement other than a tax on income expressly permitted or contemplated to be received by the terms of the pooling and servicing agreement. In the event that one or more mortgage loans are substituted for one or more deleted mortgage loans simultaneously, then the amounts described in clause (a) are required to be determined on the basis of aggregate principal balances and the rates described in clause (b) above and the remaining term to stated maturity referred to in clause (e) above are required to be determined on a weighted average basis. When a Qualified Substitute
Mortgage Loan is substituted for a deleted mortgage loan, the applicable mortgage loan seller will be required to certify that the mortgage loan meets all of the requirements of the above definition and send the certification to the trustee.

         "Realized Losses" means losses on or with respect to the underlying mortgage loans arising from the inability of the master servicer and/or the special servicer to collect all amounts due and owing under the mortgage loans, including by reason of the fraud or bankruptcy of a borrower or, to the extent not covered by insurance, a casualty of any nature at a mortgaged real property.
We discuss the calculation of Realized Losses under "Description of the Offered
Certificates--Reductions of Certificate Principal Balances in Connection with
Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement.

         "Relevant Persons" will have the meaning given to that term under
"Notice to Residents of the United Kingdom" in this prospectus supplement.

         "REMIC" means a "real estate mortgage investment conduit" as defined in
Section 860D of the Internal Revenue Code.

         "REMIC I" means the REMIC identified as such, and described under,
"Summary of Prospectus Supplement--Legal and Investment Considerations--Federal
Income Tax Consequences" in this prospectus supplement.

         "REMIC II" means the REMIC identified as such, and described under,
"Summary of Prospectus Supplement--Legal and Investment Considerations--Federal
Income Tax Consequences" in this prospectus supplement.

         "REO Property" means any mortgaged real property that is acquired by the special servicer for the benefit of the series 2005-C4 certificateholders
(or, if such property relates to the A/B Loan Pair, for the benefit of the series 2005-C4 certificateholders and the holder(s) of the related Companion
Loan(s)), through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding mortgage loan in the trust fund.

         "Restricted Group" means, collectively, the following persons and entities--

         o    the trustee,

         o    the Exemption-Favored Parties,

                                     S-196

         o    us,

         o    the master servicer,

         o    the special servicer,

         o    any sub-servicers,

         o    the mortgage loan sellers,

         o    each borrower, if any, with respect to underlying mortgage loans constituting more than 5.0% of the total unamortized principal balance of the mortgage pool as of the date of initial issuance of the offered certificates, and

         o    any and all affiliates of any of the aforementioned persons.

         "Rooms" means, in the case of any mortgaged real property that is a hospitality property, the estimated number of rooms and/or suites, without regard to the size of the rooms or the number or size of the rooms in the suites, as reflected in information provided by the related borrower or in the appraisal on which the Most Recent Appraised Value of the property is based.

         "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

         "Sales Comparison Approach" means a determination of the value of a mortgaged real property based upon a comparison of that property to similar properties that have been sold recently or for which listing prices or offering figures are known. In connection with that determination, data for generally comparable properties are used and comparisons are made to demonstrate a probable price at which the subject mortgaged real property would sell if offered on the market.

         "SEC" means the Securities and Exchange Commission.

         "Senior Principal Distribution Cross-Over Date" means the
first distribution date, if any, as of which the total principal balance of the class A-1, A-2, A-3, A-AB, A-4, A-4M and A-1-A certificates outstanding immediately prior to that distribution date, equals or exceeds the sum of:

         o    the total Stated Principal Balance of the mortgage pool that will be outstanding immediately following that distribution date; plus

         o    the lesser of--

              1.   the Total Principal Distribution Amount for that distribution date, and

              2.   the portion of the Available P&I Funds for that distribution date that will remain after all required distributions of
                   interest on the class A-X, A-SP, A-1, A-2, A-3, A-AB, A-4,
                   A-4M and A-1-A certificates have been made on that
                   distribution date.

         "Series 2005-C4 Directing Certificateholder" means the
certificateholder (or, in the case of a class of book-entry certificates, a beneficial owner) of the series 2005-C4 controlling class selected by the holders (or beneficial owners) of more than 50% of the total principal balance of the series 2005-C4 controlling class; provided, however, that until a Series
2005-C4 Directing Certificateholder is so selected or after receipt of a notice from the holders (or beneficial owners) of more than 50% of the total principal balance of the series 2005-C4 controlling class that a Series 2005-C4 Directing
Certificateholder is no longer designated, the series 2005-C4 controlling class certificateholder that beneficially owns the largest aggregate principal balance of the series 2005-C4 controlling class certificates will be the Series 2005-C4
Directing Certificateholder.

         "Servicing Standard" means (subject to the discussion under
"Description of the Underlying Mortgage Loan--The A/B Loan Pair" in this prospectus supplement) the standard by which the master servicer and the special servicer will service and administer the mortgage loans and/or REO Properties that it is obligated to service and administer pursuant to the pooling and servicing agreement for the benefit of the series 2005-C4 certificateholders (as a collective whole) or, in the case of the A/B Loan Pair, for the benefit of the series 2005-C4 certificateholders and the holder(s) of the related Companion
Loan(s) (as a collective whole), which standard will be to perform such servicing and administration in accordance with applicable law, the terms of the pooling and servicing agreement and the terms of the respective subject mortgage loans and any applicable intercreditor or co-lender agreements and, to the extent consistent with the foregoing, further as follows--

                                     S-197

         o    (a) the same manner in which, and with the same care, skill, prudence and diligence with which the master servicer or the special servicer, as the case may be, services and administers similar mortgage loans for other third-party portfolios, giving due consideration to the customary and usual standards of practice of prudent institutional commercial and multifamily mortgage loan servicers servicing mortgage loans for third parties, and (b) the same care, skill, prudence and diligence with which the master servicer or the special servicer, as the case may be, services and administers commercial and multifamily mortgage loans owned by the master servicer or the special servicer, as the case may be, whichever is higher;

         o    in the case of the master servicer, with a view to the timely recovery of all scheduled payments of principal and interest under the serviced mortgage loans, the full collection of all Yield
              Maintenance Charges that may become payable under the serviced mortgage loans and, in the case of the special servicer, if a serviced mortgage loan comes into and continues in default and if, in the judgment of the special servicer, no satisfactory
              arrangements can be made for the collection of the delinquent payments, the maximization of the recovery of principal and interest on that mortgage loan to the series 2005-C4
              certificateholders (as a collective whole) or, in the case of the
              A/B Loan Pair, for the benefit of the series 2005-C4
              certificateholders and the holder(s) of the related Companion
              Loan(s) (as a collective whole), on a present value basis; and

         o    without regard to--

              (a)  any relationship that the master servicer or the special servicer, as the case may be, or any affiliate thereof may have with the related borrower, a mortgage loan seller or any other party to the pooling and servicing agreement,

              (b)  the ownership of any series 2005-C4 certificate, mezzanine loan or Companion Loan by the master servicer or the special servicer, as the case may be, or by any affiliate thereof,

              (c)  the master servicer's obligation to make advances,

              (d)  the special servicer's obligation to request that the master servicer make servicing advances,

              (e)  the right of the master servicer (or any affiliate thereof)
                   or the special servicer (or any affiliate thereof), as the case may be, to receive reimbursement of costs, or the
                   sufficiency of any compensation payable to it, or with
                   respect to any particular transaction,

              (f)  the ownership, servicing or management for itself or others of any other mortgage loans or mortgaged properties by the master servicer or the special servicer or any affiliate of the master servicer or the special servicer, as applicable,

              (g)  any obligation of the master servicer or any of its
                   affiliates (in their capacity as a mortgage loan seller) to cure a breach of a representation or warranty or repurchase the mortgage loan, or

              (h)  any debt that the master servicer or the special servicer or any affiliate of the master servicer or the special servicer, as applicable, has extended to any borrower.

         "Servicing Transfer Event" means, with respect to any mortgage loan in the trust fund, any of the following events, among others:

         1.   in the case of a balloon loan, a payment default has occurred at its maturity date, or if the master servicer has received evidence prior to the maturity date that the borrower has obtained a firm commitment to refinance, such default continues unremedied beyond the earlier of (i) 90 days after its maturity date or (ii) the expiration of such commitment;

         2.   any monthly payment is more than 60 or more days delinquent;

         3.   the related borrower has--

              (1)  filed for, or consented to, bankruptcy, appointment of a receiver or conservator or a similar insolvency proceeding;

                                     S-198

              (2)  become the subject of a decree or order for such a
                   proceeding which is not stayed or discharged within 60 days;
                   or

              (3)  has admitted in writing its inability to pay its debts generally as they become due;

         4.   the master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged real property;

         5.   in the judgment of the master servicer or special servicer, a payment default or a material non-monetary default has occurred or, in each case, is imminent and is not likely to be cured by the borrower within 60 days (or in the case of a payment default or imminent payment default, for the time period described in clause
              1. or 2., as applicable) and, in respect of a determination by the special servicer that a payment default or material non-monetary default is imminent, the Series 2005-C4 Directing
              Certificateholder has concurred with such determination; or

         6.   any other default (exclusive of an Acceptable Insurance Default)
              has occurred under the related mortgage loan documents that, in the judgment of the master servicer or special servicer, has materially and adversely affected the value of the related mortgage loan and has continued unremedied for 60 days
              (irrespective of any grace period specified in the related mortgage note).

         A Servicing Transfer Event will cease to exist, if and when:

         o    with respect to the circumstances described in clauses 1. and 2.
              of this definition, the related borrower makes three consecutive full and timely monthly debt service payments under the terms of the mortgage loan, as those terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the master servicer or the special servicer;

         o    with respect to the circumstances described in clauses 3. and 5.
              of this definition, those circumstances cease to exist in the judgment of the applicable special servicer;

         o    with respect to the circumstances described in clause 4. of this definition, the proceedings are terminated; and

         o    with respect to the circumstances described in clause 6. of this definition, the default is cured in the judgment of the special servicer.

         "Shadow Anchor" means a store or business that materially affects the draw of customers to a retail property, but which may be located at an adjoining property or on a portion of the subject retail property that is not collateral for the related mortgage loan.

         "Significant Mortgage Loans" has the meaning given to that term under
"The Pooling and Servicing Agreement--Enforcement of Due-on-Sale Provisions and
Due-on-Encumbrance" in this prospectus supplement.

         "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

         "Specially Designated Servicing Actions" means any of the following actions with respect to any mortgage loan, mortgaged real property or REO
Property that is being serviced and/or administered under the pooling and servicing agreement:

         o    any modification, waiver or amendment of a monetary term (other than a waiver of Default Interest and/or late payment charges) or a material non-monetary term (excluding any waiver of a
              "due-on-sale" or "due-on-encumbrance" clause, which is covered below) of any specially serviced mortgage loan or any
              non-specially serviced mortgage loan with a principal balance of
              $2.5 million or more (or any non-specially serviced loan (without regard to balance) as to which the proposed modification is an extension of maturity);

         o    any proposed or actual foreclosure or comparable conversion of the ownership of a mortgaged real property securing a specially serviced mortgage loan;

                                     S-199

         o    any proposed or actual sale of an REO Property, other than in connection with the termination of the trust fund as described in this prospectus supplement under "The Pooling and Servicing
              Agreement--Termination";

         o    any determination to bring a mortgaged real property or an REO
              Property into compliance with applicable environmental laws;

         o    any acceptance of substitute or additional real property
              collateral for any mortgage loan (other than in circumstances involving a non-specially serviced mortgage loan with a principal balance of less than $2.5 million or where the acceptance of the substitute or additional collateral is in accordance with the terms of the mortgage loan, in which event notice to the Series
              2005-C4 Directing Certificateholder will be required);

         o    any acceptance of a discounted payoff with respect to a specially serviced mortgage loan;

         o    any waiver of a "due-on-sale" or "due-on-encumbrance" clause under any specially serviced mortgage loan or under any non-specially serviced mortgage loan with a principal balance of $2.5 million or more;

         o    any acceptance of an assumption agreement releasing a borrower from liability under a mortgage loan;

         o    any release of material real property collateral for a specially serviced mortgage loan or for any non-specially serviced mortgage loan with a principal balance of $2.5 million or more (other than, in each case, in accordance with the terms of, or upon
              satisfaction of, that mortgage loan or in connection with a defeasance or a pending or threatened condemnation action);

         o    any releases of earn-out reserve funds or related letters of credit with respect to a mortgaged real property securing a mortgage loan (other than in circumstances involving a
              non-specially serviced mortgage loan with a principal balance of less than $2.5 million or in accordance with the terms of that mortgage loan, in which event notice to the Series 2005-C4
              Directing Certificateholder will be required); and

         o    such other events as may be expressly provided for in the pooling and servicing agreement.

         "Stated Principal Balance" means, for each mortgage loan in the trust fund, an amount that:

         o    will initially equal its unpaid principal balance as of its due date in August 2005 or, in the case of a replacement mortgage loan, as of the date it is added to the trust fund, after
              application of all payments of principal due on or before that date, whether or not those payments have been received; and

         o    will be permanently reduced on each subsequent distribution date, to not less than zero, by--

              1.    that portion, if any, of the Total Principal Distribution
                   Amount (without regard to any adjustments to that Total
                   Principal Distribution Amount in accordance with the last
                   paragraph of the definition of Total Principal Distribution
                   Amount) for that distribution date that is attributable to that mortgage loan, and

              2.   any Realized Loss incurred with respect to that mortgage
                   loan during the related collection period.

         However, the "Stated Principal Balance" of any mortgage loan in the trust fund will, in all cases, be zero as of the distribution date following the collection period in which it is determined that all amounts ultimately collectible with respect to that mortgage loan or any related REO Property have been received.

         "Swap Default" has the meaning given to that term under "Description of the Swap Agreement--The Swap Agreement" in this prospectus supplement.

         "Swap Premium" has the meaning given to that term under "Federal Income
Tax Consequences--The Floating Rate Certificates" in this prospectus supplement.

         "TI/LC" means tenant improvements and leasing commissions.

                                     S-200

         "Total Available Funds" means, with respect to any distribution date, the total amount of funds available to make distributions on the series 2005-C4 certificates on that date as described under "Description of the Offered
Certificates--Distribution Account--Withdrawals" in this prospectus supplement.

         "Total Principal Distribution Amount" means:

         o    for any distribution date prior to the final distribution date, an amount equal to the total, without duplication, of the following--

              1.   all payments of principal, including voluntary principal
                   prepayments, received by or on behalf of the trust fund with respect to the underlying mortgage loans (but not in respect of amounts payable to any Companion Loan pursuant to the
                   related intercreditor agreement) during the related
                   collection period, exclusive of any of those payments that represents a late collection of principal for which an
                   advance was previously made for a prior distribution date or that represents a monthly payment of principal due on or
                   before the due date for the related underlying mortgage loan in August 2005 or on a due date for the related underlying mortgage loan subsequent to the end of the related
                   collection period,

              2.   all monthly payments of principal received by or on behalf of the trust fund with respect to the underlying mortgage
                   loans prior to, but that are due during, the related
                   collection period,

              3.   all other collections, including liquidation proceeds,
                   condemnation proceeds, insurance proceeds and repurchase
                   proceeds, that were received by or on behalf of the trust
                   fund with respect to any of the underlying mortgage loans
                   (but not in respect of amounts payable to any Companion Loan pursuant to the related intercreditor agreement) or any
                   related REO Properties during the related collection period and that were identified and applied by the master servicer as recoveries of principal of the subject mortgage loan or, in the case of an REO Property, of the related underlying
                   mortgage loan, in each case net of any portion of the
                   particular collection that represents a late collection of principal for which an advance of principal was previously made for a prior distribution date or that represents a
                   monthly payment of principal due on or before the due date for the related mortgage loan in August 2005, and

              4.   all advances of principal made with respect to the
                   underlying mortgage loans for that distribution date; and

         o    for the final distribution date, an amount equal to the total
              Stated Principal Balance of the mortgage pool outstanding
              immediately prior to that final distribution date.

         Notwithstanding the foregoing, the Total Principal Distribution Amount will be reduced on any Distribution Date by an amount equal to the Principal
Distribution Adjustment Amount calculated with respect to such Distribution
Date. The Total Principal Distribution Amount will be increased on any
Distribution Date by the amount of any recovery occurring during the related collection period of an amount that was previously advanced with respect to a mortgage loan if such advance was previously reimbursed from principal in a manner that resulted in a Principal Distribution Adjustment Amount on a prior
Distribution Date.

         "Treasury" has the meaning given to that term under "Federal Income Tax
Consequences--The Floating Rate Certificates" in this prospectus supplement.

         "Underwriter Exemption" means PTE 89-90, as subsequently amended by PTE
97-34, PTE 2000-58 and PTE 2002-41.

         "Underwritten Debt Service Coverage Ratio" or "U/W DSCR" means:

         o    with respect to any underlying mortgage loan, other than an underlying mortgage loan secured, including through
              cross-collateralization with other mortgage loans, by multiple mortgaged real properties, the ratio of--

              1.   the Underwritten Net Cash Flow for the related mortgaged real property, to

              2.   twelve times the monthly debt service payment for that
                   mortgage loan due on the related due date in August 2005;
                   and

                                     S-201

         o    with respect to any underlying mortgage loan that is secured, including through cross-collateralization, by multiple mortgaged real properties, the ratio of--

              1.   the total Underwritten Net Cash Flow for those properties, to

              2.   twelve times the monthly debt service payment(s) for that
                   mortgage loan, and all other mortgage loans with which it is cross-collateralized, due on the related due date in August
                   2005;

         provided that, if the subject underlying mortgage loan or the subject group of cross-collateralized underlying mortgage loans is currently in an interest-only period, then the amount in clause 2. of any of the foregoing bullets of this definition will be either (a) if that interest-only period extends to maturity or, in the case of an ARD Loan, to the related anticipated repayment date, the aggregate of the monthly debt service payments to be due thereon from and including the due date in August 2005 through and including the due date in July 2006 or (b) if that interest-only period ends prior to maturity or, in the case of an ARD Loan, prior to the related anticipated repayment date, twelve times the monthly debt service payment to be due thereon on the first due date after amortization begins.

         "Underwritten Effective Gross Income" or "U/W EGI" means, with respect to any mortgaged real property securing an underlying mortgage loan, the
Estimated Annual Revenues for that property.

         "Underwritten  Net Cash Flow" or "U/W NCF" means, with respect to each of the mortgaged real properties securing an underlying mortgage loan, the estimated total cash flow from that property expected to be available for annual debt service on the related underlying mortgage loan. In general, that estimate:

         o    was made at the time of origination of the related underlying mortgage loan or in connection with the transactions described in this prospectus supplement; and

         o    is equal to the excess of--

              1.   the Estimated Annual Revenues for the property, over

              2.   the Estimated Annual Operating Expenses for the property.

         The management fees and reserves assumed in calculating Underwritten
Net Cash Flow differ in many cases from actual management fees and reserves actually required under the loan documents for the related underlying mortgage loans. In addition, actual conditions at the mortgaged real properties will differ, and may differ substantially, from the conditions assumed in calculating
Underwritten Net Cash Flow. In particular, in the case of those mortgaged real properties used for retail, office and industrial purposes, the assumptions regarding tenant vacancies, tenant improvements and leasing commissions, future rental rates, future expenses and other conditions used in calculating
Underwritten Net Cash Flow may differ substantially from actual conditions.
Furthermore, the Underwritten Net Cash Flow for each of the mortgaged real properties does not reflect the effects of future competition or economic cycles. Accordingly, there can be no assurance that the Underwritten Net Cash
Flow for any of the mortgaged real properties shown on Exhibit A-1 to this prospectus supplement will be representative of the actual future net cash flow for the particular property.

         Underwritten Net Cash Flow and the revenues and expenditures used to determine Underwritten Net Cash Flow for each of the mortgaged real properties are derived from generally unaudited information furnished by the related borrower. However, in some cases, an accounting firm performed agreed upon procedures, or employees of the related originator performed cash flow verification procedures, that were intended to identify any errors in the information provided by the related borrower. Audits of information furnished by borrowers could result in changes to the information. These changes could, in turn, result in the Underwritten Net Cash Flow shown on Exhibit A-1 to this prospectus supplement being overstated. Net income for any of the underlying real properties as determined under GAAP would not be the same as the
Underwritten Net Cash Flow for the property shown on Exhibit A-1 to this prospectus supplement. In addition, Underwritten Net Cash Flow is not a substitute for or comparable to operating income as determined in accordance with GAAP as a measure of the results of the property's operations nor a substitute for cash flows from operating activities determined in accordance with GAAP as a measure of liquidity.

                                     S-202

         "Underwritten Net Operating Income" or "U/W NOI" means, with respect to each of the mortgaged real properties securing an underlying mortgage loan in the trust fund, the Underwritten Net Cash Flow for the property, increased by any and all of the following items that were included in the Estimated Annual
Operating Expenses for the property for purposes of calculating that
Underwritten Net Cash Flow:

         o    underwritten recurring replacement reserve amounts;

         o    capital improvements, including recurring capital improvements;

         o    in the case of hospitality properties, expenses for furniture, fixtures and equipment; and

         o    in the case of mortgaged real properties used primarily for office, retail and industrial purposes, underwritten leasing commissions and tenant improvements.

         "United States Person" means

         o    a citizen or resident of the United States;

         o    a domestic partnership;

         o    a domestic corporation;

         o    any estate, other than a foreign estate within the meaning of
              Section 7701(a)(31) of the Internal Revenue Code, and

         o    any trust if -

              1.   a court within the United States is able to exercise primary supervision over the administration of the trust fund, and

              2.   one or more United States Persons have the authority to
                   control all substantial decisions of the trust fund.

         "Units" means--

         o    in the case of any mortgaged real property that is a multifamily rental property, the estimated number of apartments at the particular property, regardless of the number or size of rooms in the apartments, and

         o    in the case of any mortgaged real property that is a manufactured housing community, the estimated number of pads at the particular property to which a mobile home can be hooked up,

in each case, as reflected in information provided by the related borrower or in the appraisal on which the Most Recent Appraised Value is based.

         "USAP" means the Uniform Single Attestation Program for Mortgage
Bankers established by the Mortgage Bankers of America.

         "Weighted Average Net Mortgage Pass-Through Rate" means, for each distribution date, the weighted average of the respective Net Mortgage
Pass-Through Rates with respect to the mortgage loans in the trust fund for that distribution date, weighted on the basis of their respective Stated Principal
Balances immediately prior to that distribution date.

         "Wells Fargo" means Wells Fargo Bank, N.A.

         "Year Built" means, with respect to any mortgaged real property securing an underlying mortgage loan, the year when construction of the property was principally completed, as reflected in information provided by the related borrower or in the appraisal on which the Most Recent Appraised Value of the property is based.

         "Year Renovated" means, with respect to any mortgaged real property securing an underlying mortgage loan, the year when the most recent substantial renovation of the property, if any, was principally completed, as reflected in information provided by the related borrower or in the appraisal on which the
Most Recent Appraised Value of the property is based.

                                     S-203

         "Yield Maintenance Charge" means a form of prepayment consideration payable in connection with any voluntary or involuntary principal prepayment that is calculated pursuant to a yield maintenance formula, including any minimum amount equal to a specified percentage, which in some cases may vary, of the amount prepaid.

         "YMx/y" means, with respect to any of the underlying mortgage loans, a duration of y payments for the yield maintenance period during which the loan may be prepaid with a Yield Maintenance Charge that will be no less than x% of the amount prepaid.

         "YM/y" means, with respect to any of the underlying mortgage loans, a duration of y payments for the yield maintenance period during which the loan may be prepaid with a Yield Maintenance Charge that does not have any minimum amount.

          "Zurich" means Zurich Financial Services Group.

                                     S-204

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   EXHIBIT A-1

                        CHARACTERISTICS OF THE UNDERLYING
            MORTGAGE LOANS AND THE RELATED MORTGAGED REAL PROPERTIES

                       SEE THIS EXHIBIT FOR TABLES TITLED:

                   Locations of the Mortgaged Real Properties

                  Descriptions of the Mortgaged Real Properties

                Characteristics of the Underlying Mortgage Loans

                      Additional Mortgage Loan Information

             Engineering Reserves and Recurring Replacement Reserves

                   Major Tenants of the Commercial Properties

                              Multifamily Schedule

                        Recurring Reserve Cap Information

                   LOCATIONS OF THE MORTGAGED REAL PROPERTIES

                          LOCATIONS OF THE MORTGAGED REAL PROPERTIES

                                                                                                            CUT-OFF DATE
                  LOAN                                                                                        PRINCIPAL
  #     CROSSED   GROUP      PROPERTY NAME                                                                   BALANCE (1)
  -     -------   -----      -------------                                                                   -----------

  1                 1        Two Rodeo Drive                                                                     $ 100,000,000
  2                 1        Lynwood Marketplace                                                                    72,305,119
  3                 1        Hilton Gaslamp Quarter Hotel                                                           59,600,000
  4a                1        Courtyard Cleveland Independence                                                       11,563,636
  4b                1        Courtyard Cleveland Westlake                                                            8,005,595
  4c                1        Courtyard Toledo Maumee                                                                 7,264,336
  4d                1        Courtyard Toledo Rossford                                                               6,004,196
  4e                1        TownePlace Suites Columbus Airport Gahanna                                              5,040,559
  4f                1        TownePlace Suites Findlay                                                               4,373,426
  4g                1        Springhill Suites Columbus Airport Gahanna                                              4,151,049
  4h                1        TownePlace Suites Cincinnati Blue Ash                                                   3,409,790
  4i                1        TownePlace Suites Cleveland Westlake                                                    3,261,538
  5                 2        Mansions at Coyote Ridge                                                               46,500,000
  6                 2        Mansions at Ridgeview Ranch                                                            45,200,000
  7                 2        Exchange at Gainesville Apartments                                                     38,715,471
  8                 1        The Atrium at St. Francis                                                              30,000,000
  9                 2        Circle Park Apartments                                                                 28,500,000
  10                1        Midway Shopping Center                                                                 27,400,000
  11                1        Franklin Covey Corporate Campus                                                        27,173,290
  12                1        301 Yamato Road                                                                        27,000,000
  13                1        Marriott Cool Springs - Franklin TN                                                    26,963,481
  14                2        Pinnacle Mountain View Apartments                                                      22,200,000
  15                1        Trails End Marketplace                                                                 21,877,755
  16                1        The Pavilion Center                                                                    21,570,000
  17                1        Turnpike Plaza                                                                         20,500,000
  18                1        Bank of America Center  - West Palm Beach                                              18,550,000
  19                1        The Oaks Shopping Center                                                               17,200,000
 20a                2        Normandy Holdings - Parkview Gardens                                                   15,464,088
 20b                2        Normandy Holdings - Golfview Manor                                                      1,247,104
  21                1        Reseda Marketplace                                                                     15,750,000
  22                2        Brentwood Chase Apartments                                                             15,000,000
  23                2        Main Street Apartments                                                                 14,600,000
  24                1        Hillcrest Shopping Center                                                              14,000,000
  25                1        Glenbrook Centre                                                                       14,000,000
  26                2        The Moors at Countryview                                                               13,458,320
  27                1        Charter Oak Marketplace                                                                12,675,000
  28                1        American Twine Office Park                                                             12,000,000
  29                1        Governors Towne Square                                                                 11,000,000
  30                1        Southport Centre                                                                       10,800,000
  31                1        Freehome Village                                                                       10,576,687
  32                1        Sienna Office Park Building 3                                                          10,466,636
  33                2        Amberly Village Townhomes                                                              10,000,000
  34                2        Cowan Farm Apartments                                                                   9,750,000
  35                1        San Fernando Mission Plaza                                                              9,100,000
  36                2        Woodbridge Apartments                                                                   8,881,317
  37                1        Shoppes of Lake Village                                                                 8,741,091
  38                1        Greenway Terrace Shopping Center                                                        8,291,304
  39                1        Brunswick Plaza                                                                         7,670,000
  40                1        LaPaloma Plaza                                                                          7,335,851
  41                1        4405 East West Highway                                                                  6,850,000
  42                1        The Bioreliance Building                                                                6,650,000
  43                2        Beechwood Villas                                                                        6,500,000
  44                1        Omega Center                                                                            6,160,000
  45                1        Metropolitan MHP                                                                        6,136,924
  46                1        I-84 Airport Distribution Center                                                        6,000,000
  47                1        34 Marketplace                                                                          5,982,735
  48                1        Avenue Mentry                                                                           5,887,746
  49                1        Lock N Store - Pensacola                                                                5,750,000
  50                1        Lake Osprey Village                                                                     5,595,346
  51                1        Cedar-Fairfield Plaza                                                                   5,469,182
  52                1        GFC Atlantic                                                                            5,370,000
  53                2        Gateway Village Apartments                                                              5,294,591
  54      (A)       2        Big Tree RV Resort                                                                      3,390,000
  55      (A)       2        Mill Creek RV Park                                                                      1,800,000
  56                1        Valencia Mercado                                                                        5,029,307
  57                1        20 East 42nd Street                                                                     5,000,000
  58                1        Marbella Plaza Shopping Center                                                          4,795,287
  59                1        Greenwood Commons Shopping Center                                                       4,789,773
  60                1        Cedar-Polaris Plaza                                                                     4,759,727
  61                2        Country Place Apartments                                                                4,750,000
  62                1        East Lake Sammamish Shopping Center  Pads 1 & 2                                         4,745,392
  63                1        East Lake Sammamish - Pad 3,4,7                                                         4,745,392
  64                2        The Lakes Apartments                                                                    4,663,785
  65                1        Cedar-Powell Plaza                                                                      4,560,367
  66                1        Fairporte Green Center                                                                  4,558,777
  67                2        Serenity Mobile Home Park                                                               4,490,412
  68                1        Cedar-Pickerington Plaza Shopping Center                                                4,445,271
  69                2        Laurel Park Apartments                                                                  4,426,024
  70                1        Walgreens Riverside                                                                     4,400,000
  71                2        Astoria Apartments                                                                      4,253,802
  72                2        Embers Apartments                                                                       4,200,000
  73                1        Olympus Hills Shopping Center                                                           4,185,435
  74                1        Lancaster Court Apartments                                                              4,151,042
  75                1        Riverchase Plaza                                                                        4,100,000
  76                2        American Beauty Mill Apartments                                                         4,000,000
  77                1        Elliott Court                                                                           3,995,937
  78                1        Hiram Walk                                                                              3,992,266
  79                1        Holiday Inn Express - Lake Charles                                                      3,976,115
  80                2        Wimbledon Court Apartments                                                            $ 3,946,036
  81                1        Fondren Corner                                                                          3,900,000
  82                1        Alta Vista MHP                                                                          3,860,677
  83                2        Meridian Glen                                                                           3,800,000
  84                2        Sterling Pointe                                                                         3,785,201
  85                1        Westview Corporate Center I                                                             3,760,000
  86                1        Wasatch View Estates MHP                                                                3,742,077
  87                2        Northeast View Apartments                                                               3,736,460
  88                1        Holiday Inn Express Plano                                                               3,695,091
  89                1        Apollo Office                                                                           3,688,751
  90                2        Fairview MHP                                                                            3,639,516
  91                1        The Crystal Building                                                                    3,520,000
  92                2        Deserama MHP                                                                            3,500,000
  93                1        East Lake Sammamish - Pad 5,6                                                           3,496,605
  94                1        Roseville Rite Aid                                                                      3,483,937
  95                2        Panther Springs Apartments                                                              3,475,000
  96                1        Riggs Office Building                                                                   3,375,000
  97                1        Coyner Park Shops                                                                       3,360,000
  98                1        Conway Plantation MHP                                                                   3,287,232
  99                1        Willow Commons                                                                          3,274,572
 100                2        Fox Bend Apartments                                                                     3,200,000
 101                1        PCH Office Building                                                                     3,190,468
 102                2        MacArthur Park Apartments                                                               3,100,000
 103                1        Nazareth Square                                                                         3,066,288
 104                1        Walgreens Milwaukee                                                                     2,996,901
 105                1        4141 North Belt                                                                         2,990,864
 106                1        Cedar-Centerville Plaza                                                                 2,990,299
 107                1        West Ridge Outlot                                                                       2,988,034
 108                2        Windsor Place Apartments                                                                2,920,010
 109                1        Walgreens Palm Bay                                                                      2,847,167
 110                2        Sunset Trace Apartments                                                                 2,810,000
 111                1        Shops of Mansell                                                                        2,794,586
 112                1        Pioneer Storage Solutions                                                               2,789,269
 113                1        1575 South Randall Road                                                                 2,689,960
 114                1        Walgreens Lima                                                                          2,644,590
 115                1        Girvin Plaza                                                                            2,613,386
 116                2        CW Moore Apartments                                                                     2,600,000
 117                2        Seven Oaks Apartments                                                                   2,554,615
 118                1        Cedar-Lodi Plaza                                                                        2,526,874
 119                1        Timbrook Square                                                                         2,523,363
 120                1        Panera Plaza                                                                            2,400,000
 121                1        Cedar-Oswego Staples Store                                                              2,397,475
 122                1        Cedar-Ontario Plaza                                                                     2,332,515
 123                1        Cedar-Shelby Plaza                                                                      2,332,499
 124                1        Rock Oak MHP                                                                            2,275,038
 125                1        Cedar - Dover Plaza                                                                     2,267,723
 126                2        Raymond Street Apartments                                                               2,218,501
 127                1        Lovell Pointe                                                                           2,172,952
 128                1        Wauchula Square                                                                         2,093,508
 129                1        Clyde Plaza                                                                             2,073,332
 130                2        Gateway Apartments                                                                      2,017,516
 131                1        1009-1039 Marietta Street                                                               2,000,000
 132                1        Starbucks--Horsham                                                                      1,998,093
 133                2        Highland MHP                                                                            1,993,962
 134                1        Cypress Retail Center                                                                   1,950,000
 135                2        Cramer Woods Apartments                                                                 1,944,602
 136                1        Pflugerville Office Park                                                                1,880,967
 137                1        Shore Mobile Acres MHP                                                                  1,873,217
 138                1        St. Cloud Commons                                                                       1,828,036
 139                1        Loganville Plaza                                                                        1,800,000
 140                1        North Hollywood Retail Center                                                           1,796,573
 141                1        American Self Storage                                                                   1,796,205
 142                1        Beacon Office Building                                                                  1,700,000
 143                2        Hilton Apartments                                                                       1,616,721
 144                1        Cheek-Neal Building                                                                     1,490,315
 145                2        Aspen Leaf Apartments                                                                   1,467,250
 146                2        Kenmore Apartment Portfolio (3)                                                         1,450,000
 147                2        Shelborne Park II                                                                       1,432,452
 148                2        Quail Ridge Apartments                                                                  1,417,187
 149                1        Parkway Shopping Center                                                                 1,400,397
 150                1        Legacy Plaza                                                                            1,346,193
 151                2        Moravia Arms Apartments                                                                 1,269,898
 152                1        Parris Center                                                                           1,247,708
 153                1        AG Edwards Building                                                                     1,247,497
 154                1        Cedar-Geneseo Plaza                                                                     1,231,346
 155                1        Dearborn One Office                                                                     1,209,000
 156                1        Clay Commons Shopping Center                                                            1,147,702
 157                1        Northlake Village MHP                                                                   1,000,000
 158                1        Franklin Retail                                                                           823,290
 159                1        Bombay Properties                                                                         648,224
 160                1        Central Boulevard Mini Storage                                                            614,239
                                                                                                        -----------------------
                                                                                                               $ 1,333,352,236
                                                                                                        =======================



    #         MANAGEMENT COMPANY
    -         ------------------

    1         Trammell Crow Services, Inc.
    2         D.W.A. Smith & Company, Inc.
    3         Davidson Hotel Company
    4a        Courtyard Management Corporation, SpringHill SMC Corporation and Towneplace Management Corporation
    4b        Courtyard Management Corporation, SpringHill SMC Corporation and Towneplace Management Corporation
    4c        Courtyard Management Corporation, SpringHill SMC Corporation and Towneplace Management Corporation
    4d        Courtyard Management Corporation, SpringHill SMC Corporation and Towneplace Management Corporation
    4e        Courtyard Management Corporation, SpringHill SMC Corporation and Towneplace Management Corporation
    4f        Courtyard Management Corporation, SpringHill SMC Corporation and Towneplace Management Corporation
    4g        Courtyard Management Corporation, SpringHill SMC Corporation and Towneplace Management Corporation
    4h        Courtyard Management Corporation, SpringHill SMC Corporation and Towneplace Management Corporation
    4i        Courtyard Management Corporation, SpringHill SMC Corporation and Towneplace Management Corporation
    5         VPM Management, L.L.C.
    6         VPM Management, L.L.C.
    7         ACC OP Management LLC
    8         BBL Management Group
    9         NFM, Inc. and Howard Gordon Kaplan Ltd.
    10        RD Management LLC
    11        Owner Managed
    12        Stoltz Management Company of Florida, Inc.
    13        Noble Management Group, LLC
    14        Horizon Realty Advisors
    15        Emmert Management Company
    16        Coreland Companies
    17        CBL & Associates Management Inc.
    18        Parthenon Realty, LLC
    19        Brookside Properties, Inc.
   20a        Finsilver/Friedman Management Corporation
   20b        Finsilver/Friedman Management Corporation
    21        J.H. Snyder Company, L.L.C
    22        Southwood Realty Company
    23        Mitchell L. Morgan Management, Inc.
    24        A & R Katz Management, Inc.
    25        Mid-America Managment
    26        T&R Properties, Inc.
    27        CBL & Associates Properties Inc.
    28        Transatlantic Investment Management, Inc.
    29        SRES
    30        Centre Properties Management, Inc.
    31        DBR Asset Management LLC
    32        Cromwell Property Management
    33        Protea Real Estate
    34        Southwood Realty Company
    35        CMI Management Inc.
    36        Chamberlin & Associates L.L.C.
    37        RMC
    38        Arizona Partners Retail Investment Group, LLC
    39        Samuels & Associates Management LLC
    40        G-K Development Company
    41        Klinedinst Management, Incorporated
    42        Foulger-Pratt Management, Inc.
    43        Matrix Capital Partners, LLC
    44        Dynamic Rugs, Inc.
    45        Metropolitan MHP, Inc.
    46        Thornton Oliver Keller Property Management, LLC
    47        Realtec, Inc.
    48        Aspen Holding, Inc. d/b/a Aspen Management Company
    49        Love Properties, Inc.
    50        Hembree & Associates, Inc.
    51        GBC Property Management, L.L.C.
    52        Centers Business Management
    53        Byers & Harvey, Inc.
    54        NHC Management Company, LLC
    55        NHC Management Company, LLC
    56        Volk Company
    57        Kosa Properties
    58        Arizona Partners Retail Investment Group, LLC
    59        Coldwell Banker Commercial Trademark Properties, Inc.
    60        GBC Property Management, L.L.C.
    61        First Choice Management Group, Inc.
    62        Pacific Asset Advisors, Inc.
    63        Pacific Asset Advisors, Inc.
    64        CNC Investments
    65        GBC Property Management, L.L.C.
    66        Mediplex Property Management, Inc.
    67        Owner Managed
    68        GBC Property Management, L.L.C.
    69        Hammack Management, Inc.
    70        The Focus Group
    71        Sunridge Management Group, Inc.
    72        Daily Brothers Real Estate
    73        L.B. Hunt Management Group, LLC
    74        Emory Hill Real Estate Services, Inc.
    75        Trivest, Inc.
    76        Westdale Asset Management, Ltd.
    77        Allegra, Ltd.
    78        Owner Managed
    79        Owner Managed
    80        Owner Managed
    81        Peters Real Estate
    82        Owner Managed
    83        HSC Real Estate, Inc.
    84        Suncase Corporation
    85        Owner Managed
    86        Silver King Companies, Inc.
    87        SJB Real Estate Services, Inc.
    88        Owner Managed
    89        Simons and Brecht, Inc.
    90        Waterhouse Management Corp.
    91        Hagner Management Corporation
    92        Essential Group Management, LLC
    93        Pacific Asset Advisors, Inc.
    94        Gorelick & Uslaner, CPAs
    95        Bishop Management Partners, L.P.
    96        The Jaffe Group
    97        Rivanna Realty & Investment Company
    98        Owner Managed
    99        Newland Realty, LLC
   100        Alton Management Corporation
   101        Owner Managed
   102        Matrix Capital Partners, LLC
   103        Nazareth Enterprises
   104        Superior Investment and Development Corporation
   105        Triyar Management of TX, Inc.
   106        GBC Property Management, L.L.C.
   107        REDICO Management, Inc.
   108        Associated Land Management, Inc.
   109        Owner Managed
   110        Plantinum Coast Management & Realty
   111        Owner Managed
   112        Terrapin Management Co.
   113        CB Richard Ellis, Inc.
   114        Owner Managed
   115        Walter Dickinson, Inc. dba Colliers Dickinson, Inc.
   116        Hammack Management, Inc.
   117        Goebel Commercial Realty, Inc.
   118        GBC Property Management, L.L.C.
   119        Owner Managed
   120        H.A. Langer & Associates
   121        GBC Property Management, L.L.C.
   122        GBC Property Management, L.L.C.
   123        GBC Property Management, L.L.C.
   124        Owner Managed
   125        GBC Property Management, L.L.C.
   126        Hammack Management, Inc.
   127        R. M. Moore Real Estate Company
   128        Concire Centers, Inc.
   129        GBC Property Management, L.L.C.
   130        Eastern Apartment Management, LLC
   131        Midtown West Associates, LLC
   132        Alliance Realty Services Inc.
   133        Stableford Management Group, LLC
   134        Coreland Companies
   135        Owner Managed
   136        The Day Cable Company
   137        Owner Managed
   138        Falcon Development
   139        Secure Growth Management
   140        The Rader Company, Inc.
   141        Terrapin Management Co.
   142        2000 Development, Corp.
   143        Hammack Management, Inc.
   144        Property Results, LLC
   145        Owner Managed
   146        Ironwood Management, Inc.
   147        Premier Property Management LLC
   148        Douthit & Company
   149        Owner Managed
   150        Triyar Management of AZ, LLC
   151        Owner Managed
   152        MarketPlace Management, Inc.
   153        Southcoast Incorporated
   154        GBC Property Management, L.L.C.
   155        Snowden Companies
   156        A. Lichtenstein Company, Inc.
   157        Owner Managed
   158        Harsham Property Services, LLC
   159        MarketPlace Management, Inc.
   160        Owner Managed




  #     ADDRESS                                                                       CITY                          COUNTY
  -     -------                                                                       ----                          ------

  1     268 North Rodeo Drive                                                         Beverly Hills                 Los Angeles
  2     3100 East Imperial Highway and 11215 Long Beach Boulevard                     Lynwood                       Los Angeles
  3     401 K Street                                                                  San Diego                     San Diego
  4a    5051 West Creek Road                                                          Independence                  Cuyahoga
  4b    25050 Sperry Drive                                                            Westlake                      Cuyahoga
  4c    415 West Dussel Drive                                                         Maumee                        Lucas
  4d    9789 Clark Drive                                                              Rossford                      Wood
  4e    695 Taylor Road                                                               Gahanna                       Franklin
  4f    2501 Tiffin Avenue                                                            Findlay                       Hancock
  4g    665 Taylor Road                                                               Gahanna                       Franklin
  4h    4650 Cornell Road                                                             Blue Ash                      Hamilton
  4i    25052 Sperry Drive                                                            Westlake                      Cuyahoga
  5     4253 Hunt Drive                                                               Carrollton                    Denton
  6     9601 Custer Road                                                              Plano                         Collin
  7     3527 Southwest 20th Avenue                                                    Gainesville                   Alachua
  8     1 Webster Avenue                                                              Poughkeepsie                  Dutchess
  9     1111 South Ashland Avenue                                                     Chicago                       Cook
  10    1460-1576 West University Avenue                                              St. Paul                      Ramsey
  11    2200-2650 South Decker Lake Boulevard                                         West Valley City              Salt Lake
  12    301 Yamato Road                                                               Boca Raton                    Palm Beach
  13    700 Cool Springs Boulevard                                                    Franklin                      Williamson
  14    1100 South 2000 East                                                          Clearfield                    Davis
  15    19701 Highway 213                                                             Oregon City                   Clackamas
  16    1900-1998 Hacienda Drive                                                      Vista                         San Diego
  17    2985 Berlin Turnpike                                                          Newington                     Hartford
  18    625 North Flagler Drive                                                       West Palm Beach               Palm Beach
  19    490 North Thompson Lane                                                       Murfreesboro                  Rutherford
 20a    14075 Riverview Street                                                        Detroit                       Wayne
 20b    22654 West Seven Mile Road                                                    Detroit                       Wayne
  21    18300 Vanowen Street                                                          Reseda                        Los Angeles
  22    1654 Lowell Bethesda Road                                                     Gastonia                      Gaston
  23    1158 West Main Street                                                         Lansdale                      Montgomery
  24    1701 Larkin Avenue                                                            Crest Hill                    Will
  25    1012-1038 Glenbrook Way                                                       Hendersonville                Sumner
  26    3675 Cross Ridge Lane                                                         Canal Winchester              Franklin
  27    475 Flatbush Avenue                                                           Hartford                      Hartford
  28    222 Third Street                                                              Cambridge                     Middlesex
  29    6060 and 6110 Cedarcrest Road                                                 Acworth                       Cobb
  30    7301 South US Highway 31                                                      Indianapolis                  Marion
  31    12418-12426 Cumming Highway                                                   Canton                        Cherokee
  32    871 Coronado Center Drive                                                     Henderson                     Clark
  33    2735 North Garland Avenue                                                     Garland                       Dallas
  34    1310 Cypress Pointe Drive                                                     Rock Hill                     York
  35    1230 San Fernando Road                                                        San Fernando                  Los Angeles
  36    6635 North 19th Avenue                                                        Phoenix                       Maricopa
  37    10601 U.S. Highway 441                                                        Leesburg                      Lake
  38    15400-15472 North 99th Avenue                                                 Sun City                      Maricopa
  39    250 Bath Road                                                                 Brunswick                     Cumberland
  40    6701-6765 West 119th Street                                                   Overland Park                 Johnson
  41    4405 East West Highway                                                        Bethesda                      Montgomery
  42    14920 Broschart Road                                                          Rockville                     Montgomery
  43    4704 Beechwood Road                                                           Cincinnati                    Clermont
  44    4845 Governor's Way                                                           Frederick                     Frederick
  45    103 Moonachie Avenue                                                          Moonachie                     Bergen
  46    3045-3387 South Denver Way                                                    Boise                         Ada
  47    1419-1455 North Denver Avenue                                                 Loveland                      Larimer
  48    27712 Avenue Mentry                                                           Valencia                      Los Angeles
  49    5060 North Palafox Street                                                     Pensacola                     Escambia
  50    6251 Lake Osprey Drive                                                        Sarasota                      Manatee
  51    116 Danbury Road                                                              New Milford                   Litchfield
  52    271-287 South Atlantic Boulevard                                              Los Angeles                   Los Angeles
  53    550 New South Drive                                                           Clarksville                   Montgomery
  54    2626 Northeast Highway 70                                                     Arcadia                       DeSoto
  55    2775 Michigan Avenue                                                          Kissimmee                     Osceola
  56    418-454 West Valencia Road                                                    Tucson                        Pima
  57    20 East 42nd Street                                                           New York                      New York
  58    2901-2957 West Bell Road                                                      Phoenix                       Maricopa
  59    1914 Sedwick Road                                                             Durham                        Durham
  60    8951 South Old State Road                                                     Lewis Center                  Delaware
  61    3902 College Main                                                             Bryan                         Brazos
  62    6130 and 6140 East Lake Sammamish Parkway                                     Issaquah                      King
  63    6150, 6160, 6170 E. Lake Sammamish Parkway                                    Issaquah                      King
  64    9800 Hollock Street                                                           Houston                       Harris
  65    9965 Sawmill Parkway                                                          Powell                        Delaware
  66    1309 West Fairmont Parkway                                                    La Porte                      Harris
  67    222 North 129th East Avenue                                                   Tulsa                         Tulsa
  68    845 Hill Road North                                                           Pickerington                  Fairfield
  69    511 Avenue H                                                                  Boise                         Ada
  70    8917 Trautwein Road                                                           Riverside                     Riverside
  71    5636 Spring Valley Road                                                       Dallas                        Dallas
  72    12520 Lakewood Boulevard                                                      Downey                        Los Angeles
  73    3900 South Wasatch Boulevard                                                  Salt Lake City                Salt Lake
  74    Various                                                                (2)    Wilmington                    New Castle
  75    750 & 780 South MacArthur Boulevard                                           Coppell                       Dallas
  76    2400 South Ervay Street and 1714 Kelly Avenue                                 Dallas                        Dallas
  77    2107 Elliott Avenue                                                           Seattle                       King
  78    4910 and 5000 Jimmy Lee Smith Parkway                                         Hiram                         Paulding
  79    402 North Martin Luther King Highway                                          Lake Charles                  Calcasieu Parish
  80    3112 - 3158 Grant Avenue                                                      Philadelphia                  Philadelphia
  81    2906 North State Street                                                       Jackson                       Hinds
  82    711 East Lake Mead Drive                                                      Henderson                     Clark
  83    12115 Meridian Avenue South                                                   Everett                       Snohomish
  84    6001 Oakland Hills Drive                                                      Fort Worth                    Tarrant
  85    5291 Corporate Drive                                                          Frederick                     Frederick
  86    1700 West 2700 North                                                          Ogden                         Weber
  87    222 Garfield Avenue                                                           Kansas City                   Jackson
  88    3101 North Dallas Parkway                                                     Plano                         Collin
  89    2250 Apollo Way                                                               Santa Rosa                    Sonoma
  90    2885 Kietzke Lane                                                             Reno                          Washoe
  91    1850 Dual Highway (Route 40)                                                  Hagerstown                    Washington
  92    2434 East Main Street                                                         Mesa                          Maricopa
  93    6210 & 6220 East Lake Sammamish Parkway                                       Issaquah                      King
  94    4004 Foothills Boulevard                                                      Roseville                     Placer
  95    16585 Blanco Road                                                             San Antonio                   Bexar
  96    7441 Riggs Road                                                               Hyattsville                   Prince George's
  97    109 Lucy Lane                                                                 Waynesboro                    Augusta
  98    903 Old Magnolia Drive                                                        Conway                        Horry
  99    7524 Clarendon Hills Road                                                     Willowbrook                   DuPage
 100    2156 Cranford Drive                                                           Garland                       Dallas
 101    4891-4895 Pacific Highway                                                     San Diego                     San Diego
 102    660 Park Avenue                                                               Loveland                      Hamilton
 103    1391 Woodside Road                                                            Redwood City                  San Mateo
 104    6442 North 76th Street                                                        Milwaukee                     Milwaukee
 105    4141 North Sam Houston Parkway                                                Houston                       Harris
 106    1575 Lyons Road                                                               Centerville                   Montgomery
 107    35605 Warren Road                                                             Westland                      Wayne
 108    3944 Camberlee Way                                                            Beavercreek                   Greene
 109    175 Malabar Road Northwest                                                    Palm Bay                      Brevard
 110    220 East University Boulevard                                                 Melbourne                     Brevard
 111    976 Mansell Road                                                              Roswell                       Fulton
 112    9404 North 19th Avenue                                                        Phoenix                       Maricopa
 113    1575 South Randall Road                                                       Geneva                        Kane
 114    2366 Harding Highway                                                          Lima                          Allen
 115    12777 Atlantic Boulevard                                                      Jacksonville                  Duval
 116    450 West Grove Street                                                         Boise                         Ada
 117    771 Lakeview Drive                                                            Henderson                     Henderson
 118    661 Wooster Street                                                            Lodi                          Medina
 119    20722 Timberlake Road                                                         Lynchburg                     Campbell
 120    36808-36824 Van Dyke Avenue                                                   Sterling Heights              Macomb
 121    301 State Route 104                                                           Oswego                        Oswego
 122    25 Park Avenue West                                                           Ontario                       Richland
 123    219 Mansfield Avenue                                                          Shelby                        Richland
 124    10065 Main Street                                                             Clarence                      Erie
 125    3015 North Wooster Avenue                                                     Dover                         Tuscarawas
 126    1402 - 1488 Raymond Street                                                    Boise                         Ada
 127    114 Lovell Road                                                               Knoxville                     Knox
 128    1460 US 17                                                                    Wauchula                      Hardee
 129    1062 West McPherson Highway                                                   Clyde                         Sandusky
 130    13455 Kit Lane                                                                Dallas                        Dallas
 131    1009-1039 Marietta Street Northwest                                           Atlanta                       Fulton
 132    2700-2720 Easton Road                                                         Willow Grove                  Montgomery
 133    3303 North Hancock Avenue                                                     Colorado Springs              El Paso
 134    5721-5735 Lincoln Avenue                                                      Cypress                       Orange
 135    1-8 Cramer Woods Road                                                         Malta                         Saratoga
 136    1202 FM 685                                                                   Pflugerville                  Travis
 137    1919 West Atlantic Avenue                                                     Manasquan                     Monmouth
 138    4554 13th Street                                                              St. Cloud                     Osceola
 139    4211 Atlanta Highway                                                          Loganville                    Walton
 140    10760 and 10800 Riverside Drive                                               North Hollywood               Los Angeles
 141    1102 Enterprise Street                                                        Grand Prairie                 Dallas
 142    17100 West North Avenue                                                       Brookfield                    Waukesha
 143    1006-1094 Hilton Avenue                                                       Boise                         Ada
 144    201 Hull Street                                                               Richmond                      Richmond City
 145    4600 Hilltop Avenue                                                           Cheyenne                      Laramie
 146    260 Delaware Road, 286 Highland Parkway and 25-33 Winchester Place            Tonawanda                     Erie
 147    54 Springview Drive                                                           Battle Creek                  Calhoun
 148    940 Runyon Road                                                               Washington                    Beaufort
 149    6005 Fairmont Parkway                                                         Pasadena                      Harris
 150    2434 East Baseline Road                                                       Phoenix                       Maricopa
 151    6000-6006 Moravia Park Drive                                                  Baltimore                     Baltimore City
 152    2140 & 2200 North Main Street                                                 High Point                    Guilford
 153    10 Central Parkway                                                            Stuart                        Martin
 154    4364 Lakeville Road                                                           Geneseo                       Livingston
 155    15350 North Commerce Drive                                                    Dearborn                      Wayne
 156    6723 Deerfoot Parkway                                                         Pinson                        Jefferson
 157    13001 Cleveland Gibbs Road                                                    Roanoke                       Denton
 158    2179 North Morton Avenue                                                      Franklin                      Johnson
 159    4405 Landview Drive                                                           Greensboro                    Guilford
 160    2315 Central Boulevard                                                        Brownsville                   Cameron




    #                STATE                     ZIP CODE
    -                -----                     --------

    1                 CA                         90210
    2                 CA                         90262
    3                 CA                         92101
    4a                OH                         44131
    4b                OH                         44145
    4c                OH                         43537
    4d                OH                         43460
    4e                OH                         43230
    4f                OH                         45840
    4g                OH                         43230
    4h                OH                         45241
    4i                OH                         44145
    5                 TX                         75010
    6                 TX                         75025
    7                 FL                         32607
    8                 NY                         12601
    9                 IL                         60607
    10                MN                         55104
    11                UT                         84119
    12                FL                         33431
    13                TN                         37067
    14                UT                         84015
    15                OR                         97045
    16                CA                         92083
    17                CT                         06111
    18                FL                         33401
    19                TN                         37129
   20a                MI                         48223
   20b                MI                         48219
    21                CA                         91335
    22                NC                         28056
    23                PA                         19446
    24                IL                         60435
    25                TN                         37075
    26                OH                         43110
    27                CT                         06106
    28                MA                         02142
    29                GA                         30101
    30                IN                         46227
    31                GA                         30115
    32                NV                         89052
    33                TX                         75040
    34                SC                         29730
    35                CA                         91340
    36                AZ                         85015
    37                FL                         34788
    38                AZ                         85351
    39                ME                         04011
    40                KS                         66209
    41                MD                         20814
    42                MD                         20850
    43                OH                         45244
    44                MD                         21704
    45                NJ                         07074
    46                ID                         83705
    47                CO                         80538
    48                CA                         91355
    49                FL                         32505
    50                FL                         34240
    51                CT                         06776
    52                CA                         90022
    53                TN                         37042
    54                FL                         34266
    55                FL                         34744
    56                AZ                         85706
    57                NY                         10017
    58                AZ                         85053
    59                NC                         27713
    60                OH                         43035
    61                TX                         77801
    62                WA                         98029
    63                WA                         98029
    64                TX                         77075
    65                OH                         43065
    66                TX                         77571
    67                OK                         74116
    68                OH                         43147
    69                ID                         83712
    70                CA                         92508
    71                TX                         75254
    72                CA                         90242
    73                UT                         84124
    74                DE                         19805
    75                TX                         75019
    76                TX                         75215
    77                WA                         98121
    78                GA                         30141
    79                LA                         70601
    80                PA                         19114
    81                MS                         39216
    82                NV                         89015
    83                WA                         98208
    84                TX                         76112
    85                MD                         21703
    86                UT                         84404
    87                MO                         64124
    88                TX                         75093
    89                CA                         95407
    90                NV                         89502
    91                MD                         21740
    92                AZ                         85213
    93                WA                         98029
    94                CA                         95747
    95                TX                         78232
    96                MD                         20783
    97                VA                         22980
    98                SC                         29526
    99                IL                         60527
   100                TX                         75041
   101                CA                         92110
   102                OH                         45140
   103                CA                         94061
   104                WI                         53223
   105                TX                         77032
   106                OH                         45458
   107                MI                         48185
   108                OH                         45324
   109                FL                         32907
   110                FL                         32901
   111                GA                         30076
   112                AZ                         85021
   113                IL                         60134
   114                OH                         45804
   115                FL                         32225
   116                ID                         83702
   117                KY                         42420
   118                OH                         44254
   119                VA                         24502
   120                MI                         48312
   121                NY                         13126
   122                OH                         44902
   123                OH                         44875
   124                NY                         14031
   125                OH                         44622
   126                ID                         83704
   127                TN                         37934
   128                FL                         33873
   129                OH                         43410
   130                TX                         75240
   131                GA                         30318
   132                PA                         19090
   133                CO                         80907
   134                CA                         90630
   135                NY                         12020
   136                TX                         78660
   137                NJ                         08736
   138                FL                         34769
   139                GA                         30052
   140                CA                         91602
   141                TX                         75051
   142                WI                         53005
   143                ID                         83705
   144                VA                         23224
   145                WY                         82009
   146                NY                    14217 and 14223
   147                MI                         49017
   148                NC                         27889
   149                TX                         77505
   150                AZ                         85042
   151                MD                         21206
   152                NC                         27262
   153                FL                         34994
   154                NY                         14454
   155                MI                         48120
   156                AL                         35126
   157                TX                         76262
   158                IN                         46131
   159                NC                         27407
   160                TX                         78520


A THE UNDERLYING MORTGAGE LOANS SECURED BY BIG TREE RV RESORT AND MILL CREEK RV
PARK ARE CROSS-COLLATERALIZED AND CROSS-DEFAULTED, RESPECTIVELY.

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

(2)  2, 3, 9, 14, 16, 20, 21, 23, 30, 46, 52, 58, 60, 62, 64, 66 AND 68 COURT
     DRIVE, 3904, 3910, 3912 AND 3914 LANCASTER PARK ROAD AND 3903, 3904 AND
     3908 SUSSEX ROAD.

                  DESCRIPTIONS OF THE MORTGAGED REAL PROPERTIES

                                                                                                               CUT-OFF DATE
                                LOAN                                                                             PRINCIPAL
   #          CROSSED          GROUP             PROPERTY NAME                                                  BALANCE (1)
   -          -------          -----             -------------                                                  -----------

   1                             1               Two Rodeo Drive                                                      $ 100,000,000
   2                             1               Lynwood Marketplace                                                     72,305,119
   3                             1               Hilton Gaslamp Quarter Hotel                                            59,600,000
   4a                            1               Courtyard Cleveland Independence                                        11,563,636
   4b                            1               Courtyard Cleveland Westlake                                             8,005,595
   4c                            1               Courtyard Toledo Maumee                                                  7,264,336
   4d                            1               Courtyard Toledo Rossford                                                6,004,196
   4e                            1               TownePlace Suites Columbus Airport Gahanna                               5,040,559
   4f                            1               TownePlace Suites Findlay                                                4,373,426
   4g                            1               Springhill Suites Columbus Airport Gahanna                               4,151,049
   4h                            1               TownePlace Suites Cincinnati Blue Ash                                    3,409,790
   4i                            1               TownePlace Suites Cleveland Westlake                                     3,261,538
   5                             2               Mansions at Coyote Ridge                                                46,500,000
   6                             2               Mansions at Ridgeview Ranch                                             45,200,000
   7                             2               Exchange at Gainesville Apartments                                      38,715,471
   8                             1               The Atrium at St. Francis                                               30,000,000
   9                             2               Circle Park Apartments                                                  28,500,000
   10                            1               Midway Shopping Center                                                  27,400,000
   11                            1               Franklin Covey Corporate Campus                                         27,173,290
   12                            1               301 Yamato Road                                                         27,000,000
   13                            1               Marriott Cool Springs - Franklin TN                                     26,963,481
   14                            2               Pinnacle Mountain View Apartments                                       22,200,000
   15                            1               Trails End Marketplace                                                  21,877,755
   16                            1               The Pavilion Center                                                     21,570,000
   17                            1               Turnpike Plaza                                                          20,500,000
   18                            1               Bank of America Center  - West Palm Beach                               18,550,000
   19                            1               The Oaks Shopping Center                                                17,200,000
  20a                            2               Normandy Holdings - Parkview Gardens                                    15,464,088
  20b                            2               Normandy Holdings - Golfview Manor                                       1,247,104
   21                            1               Reseda Marketplace                                                      15,750,000
   22                            2               Brentwood Chase Apartments                                              15,000,000
   23                            2               Main Street Apartments                                                  14,600,000
   24                            1               Hillcrest Shopping Center                                               14,000,000
   25                            1               Glenbrook Centre                                                        14,000,000
   26                            2               The Moors at Countryview                                                13,458,320
   27                            1               Charter Oak Marketplace                                                 12,675,000
   28                            1               American Twine Office Park                                              12,000,000
   29                            1               Governors Towne Square                                                  11,000,000
   30                            1               Southport Centre                                                        10,800,000
   31                            1               Freehome Village                                                        10,576,687
   32                            1               Sienna Office Park Building 3                                           10,466,636
   33                            2               Amberly Village Townhomes                                               10,000,000
   34                            2               Cowan Farm Apartments                                                    9,750,000
   35                            1               San Fernando Mission Plaza                                               9,100,000
   36                            2               Woodbridge Apartments                                                    8,881,317
   37                            1               Shoppes of Lake Village                                                  8,741,091
   38                            1               Greenway Terrace Shopping Center                                         8,291,304
   39                            1               Brunswick Plaza                                                          7,670,000
   40                            1               LaPaloma Plaza                                                           7,335,851
   41                            1               4405 East West Highway                                                   6,850,000
   42                            1               The Bioreliance Building                                                 6,650,000
   43                            2               Beechwood Villas                                                         6,500,000
   44                            1               Omega Center                                                             6,160,000
   45                            1               Metropolitan MHP                                                         6,136,924
   46                            1               I-84 Airport Distribution Center                                         6,000,000
   47                            1               34 Marketplace                                                           5,982,735
   48                            1               Avenue Mentry                                                            5,887,746
   49                            1               Lock N Store - Pensacola                                                 5,750,000
   50                            1               Lake Osprey Village                                                      5,595,346
   51                            1               Cedar-Fairfield Plaza                                                    5,469,182
   52                            1               GFC Atlantic                                                             5,370,000
   53                            2               Gateway Village Apartments                                               5,294,591
   54           (A)              2               Big Tree RV Resort                                                       3,390,000
   55           (A)              2               Mill Creek RV Park                                                       1,800,000
   56                            1               Valencia Mercado                                                         5,029,307
   57                            1               20 East 42nd Street                                                      5,000,000
   58                            1               Marbella Plaza Shopping Center                                           4,795,287
   59                            1               Greenwood Commons Shopping Center                                        4,789,773
   60                            1               Cedar-Polaris Plaza                                                      4,759,727
   61                            2               Country Place Apartments                                                 4,750,000
   62                            1               East Lake Sammamish Shopping Center  Pads 1 & 2                          4,745,392
   63                            1               East Lake Sammamish - Pad 3,4,7                                          4,745,392
   64                            2               The Lakes Apartments                                                     4,663,785
   65                            1               Cedar-Powell Plaza                                                       4,560,367
   66                            1               Fairporte Green Center                                                   4,558,777
   67                            2               Serenity Mobile Home Park                                                4,490,412
   68                            1               Cedar-Pickerington Plaza Shopping Center                                 4,445,271
   69                            2               Laurel Park Apartments                                                   4,426,024
   70                            1               Walgreens Riverside                                                      4,400,000
   71                            2               Astoria Apartments                                                       4,253,802
   72                            2               Embers Apartments                                                        4,200,000
   73                            1               Olympus Hills Shopping Center                                            4,185,435
   74                            1               Lancaster Court Apartments                                               4,151,042
   75                            1               Riverchase Plaza                                                         4,100,000
   76                            2               American Beauty Mill Apartments                                          4,000,000
   77                            1               Elliott Court                                                            3,995,937
   78                            1               Hiram Walk                                                               3,992,266
   79                            1               Holiday Inn Express - Lake Charles                                       3,976,115
   80                            2               Wimbledon Court Apartments                                               3,946,036
   81                            1               Fondren Corner                                                           3,900,000
   82                            1               Alta Vista MHP                                                           3,860,677
   83                            2               Meridian Glen                                                            3,800,000
   84                            2               Sterling Pointe                                                          3,785,201
   85                            1               Westview Corporate Center I                                              3,760,000
   86                            1               Wasatch View Estates MHP                                                 3,742,077
   87                            2               Northeast View Apartments                                              $ 3,736,460
   88                            1               Holiday Inn Express Plano                                                3,695,091
   89                            1               Apollo Office                                                            3,688,751
   90                            2               Fairview MHP                                                             3,639,516
   91                            1               The Crystal Building                                                     3,520,000
   92                            2               Deserama MHP                                                             3,500,000
   93                            1               East Lake Sammamish - Pad 5,6                                            3,496,605
   94                            1               Roseville Rite Aid                                                       3,483,937
   95                            2               Panther Springs Apartments                                               3,475,000
   96                            1               Riggs Office Building                                                    3,375,000
   97                            1               Coyner Park Shops                                                        3,360,000
   98                            1               Conway Plantation MHP                                                    3,287,232
   99                            1               Willow Commons                                                           3,274,572
  100                            2               Fox Bend Apartments                                                      3,200,000
  101                            1               PCH Office Building                                                      3,190,468
  102                            2               MacArthur Park Apartments                                                3,100,000
  103                            1               Nazareth Square                                                          3,066,288
  104                            1               Walgreens Milwaukee                                                      2,996,901
  105                            1               4141 North Belt                                                          2,990,864
  106                            1               Cedar-Centerville Plaza                                                  2,990,299
  107                            1               West Ridge Outlot                                                        2,988,034
  108                            2               Windsor Place Apartments                                                 2,920,010
  109                            1               Walgreens Palm Bay                                                       2,847,167
  110                            2               Sunset Trace Apartments                                                  2,810,000
  111                            1               Shops of Mansell                                                         2,794,586
  112                            1               Pioneer Storage Solutions                                                2,789,269
  113                            1               1575 South Randall Road                                                  2,689,960
  114                            1               Walgreens Lima                                                           2,644,590
  115                            1               Girvin Plaza                                                             2,613,386
  116                            2               CW Moore Apartments                                                      2,600,000
  117                            2               Seven Oaks Apartments                                                    2,554,615
  118                            1               Cedar-Lodi Plaza                                                         2,526,874
  119                            1               Timbrook Square                                                          2,523,363
  120                            1               Panera Plaza                                                             2,400,000
  121                            1               Cedar-Oswego Staples Store                                               2,397,475
  122                            1               Cedar-Ontario Plaza                                                      2,332,515
  123                            1               Cedar-Shelby Plaza                                                       2,332,499
  124                            1               Rock Oak MHP                                                             2,275,038
  125                            1               Cedar - Dover Plaza                                                      2,267,723
  126                            2               Raymond Street Apartments                                                2,218,501
  127                            1               Lovell Pointe                                                            2,172,952
  128                            1               Wauchula Square                                                          2,093,508
  129                            1               Clyde Plaza                                                              2,073,332
  130                            2               Gateway Apartments                                                       2,017,516
  131                            1               1009-1039 Marietta Street                                                2,000,000
  132                            1               Starbucks--Horsham                                                       1,998,093
  133                            2               Highland MHP                                                             1,993,962
  134                            1               Cypress Retail Center                                                    1,950,000
  135                            2               Cramer Woods Apartments                                                  1,944,602
  136                            1               Pflugerville Office Park                                                 1,880,967
  137                            1               Shore Mobile Acres MHP                                                   1,873,217
  138                            1               St. Cloud Commons                                                        1,828,036
  139                            1               Loganville Plaza                                                         1,800,000
  140                            1               North Hollywood Retail Center                                            1,796,573
  141                            1               American Self Storage                                                    1,796,205
  142                            1               Beacon Office Building                                                   1,700,000
  143                            2               Hilton Apartments                                                        1,616,721
  144                            1               Cheek-Neal Building                                                      1,490,315
  145                            2               Aspen Leaf Apartments                                                    1,467,250
  146                            2               Kenmore Apartment Portfolio (3)                                          1,450,000
  147                            2               Shelborne Park II                                                        1,432,452
  148                            2               Quail Ridge Apartments                                                   1,417,187
  149                            1               Parkway Shopping Center                                                  1,400,397
  150                            1               Legacy Plaza                                                             1,346,193
  151                            2               Moravia Arms Apartments                                                  1,269,898
  152                            1               Parris Center                                                            1,247,708
  153                            1               AG Edwards Building                                                      1,247,497
  154                            1               Cedar-Geneseo Plaza                                                      1,231,346
  155                            1               Dearborn One Office                                                      1,209,000
  156                            1               Clay Commons Shopping Center                                             1,147,702
  157                            1               Northlake Village MHP                                                    1,000,000
  158                            1               Franklin Retail                                                            823,290
  159                            1               Bombay Properties                                                          648,224
  160                            1               Central Boulevard Mini Storage                                             614,239

                                                                                                        ----------------------------
TOTAL/WEIGHTED AVERAGE:                                                                                  $            1,333,352,236
                                                                                                        ============================

                                          MAXIMUM:
                                          MINIMUM:




                                            PROPERTY              UNITS/SQ. FT./             FEE/                            YEAR
   #          PROPERTY TYPE                 SUB-TYPE                ROOMS/PADS            LEASEHOLD         YEAR BUILT    RENOVATED
   -          -------------                 --------                -----------           ---------         ----------    ---------

   1          Retail                       Unanchored                     126,468            Fee               1990          N/A
   2          Retail                        Anchored                      397,199            Fee               1972          2004
   3          Hotel                       Full Service                        282            Fee               2000          N/A
   4a         Hotel                      Limited Service                      154            Fee               1997          N/A
   4b         Hotel                      Limited Service                      122            Fee               1998          N/A
   4c         Hotel                      Limited Service                       90            Fee               1998          N/A
   4d         Hotel                      Limited Service                      121            Fee               1997          N/A
   4e         Hotel                      Limited Service                       95            Fee               1999          N/A
   4f         Hotel                      Limited Service                       86            Fee               1999          N/A
   4g         Hotel                      Limited Service                       80            Fee               1999          N/A
   4h         Hotel                      Limited Service                       95            Fee               1999          N/A
   4i         Hotel                      Limited Service                       86            Fee               1998          N/A
   5          Multifamily                 Conventional                        528            Fee               1999          N/A
   6          Multifamily                 Conventional                        548            Fee               1999          N/A
   7          Multifamily                 Conventional                        396            Fee               2002          N/A
   8          Office                        Suburban                      148,896         Leasehold            1999          N/A
   9          Multifamily                 Conventional                        392            Fee               1983          N/A
   10         Retail                        Anchored                      292,710            Fee               1959          2004
   11         Office                        Suburban                      111,332            Fee               1984          1995
   12         Office                        Suburban                      206,447            Fee               1986          N/A
   13         Hotel                       Full Service                        300            Fee               1999          N/A
   14         Multifamily                 Conventional                        324            Fee               1998          N/A
   15         Retail                        Anchored                      102,396            Fee               1999          2002
   16         Retail                       Unanchored                     136,774            Fee               1989          2002
   17         Retail                        Anchored                      144,596            Fee               1963          2005
   18         Office                           CBD                        105,057            Fee               1984          2005
   19         Retail                        Anchored                      169,281            Fee               2005          N/A
  20a         Multifamily                 Conventional                        484            Fee               1952          1980
  20b         Multifamily                 Conventional                         44            Fee               1958          1980
   21         Retail                        Anchored                       76,818            Fee               1965          1997
   22         Multifamily                 Conventional                        404            Fee               1997          2002
   23         Multifamily                 Conventional                        207            Fee               1965          2004
   24         Retail                        Anchored                      238,136            Fee               1960          1994
   25         Retail                        Anchored                      114,141            Fee               2004          N/A
   26         Multifamily                 Conventional                        416            Fee               1990          2004
   27         Retail                        Anchored                      244,900         Leasehold            2004          N/A
   28         Office                        Suburban                      114,364            Fee               1875          1983
   29         Retail                        Anchored                       68,658            Fee               2005          N/A
   30         Retail                        Anchored                       86,371            Fee               1990          N/A
   31         Retail                        Anchored                       74,340            Fee               2003          N/A
   32         Office                        Suburban                       44,465            Fee               2002          N/A
   33         Multifamily                 Conventional                        148            Fee               1984          2002
   34         Multifamily                 Conventional                        248            Fee               2003          N/A
   35         Retail                        Anchored                       68,399            Fee               1990          N/A
   36         Multifamily                 Conventional                        304            Fee               1975          2001
   37         Retail                        Anchored                      135,437            Fee               1989          N/A
   38         Retail                        Anchored                       81,681            Fee               1973          N/A
   39         Retail                        Anchored                      169,793            Fee               2004          N/A
   40         Retail                       Unanchored                      47,064            Fee               1989          2002
   41         Office                        Suburban                       57,586            Fee               1959          N/A
   42         Office                        Suburban                       48,500            Fee               1998          N/A
   43         Multifamily                 Conventional                        184            Fee               1975          2004
   44         Mixed Use                 Office/Warehouse                   83,934            Fee               1990          N/A
   45         Multifamily             Manufactured Housing                    237            Fee               1945          1998
   46         Industrial                       N/A                        149,238            Fee               1990          N/A
   47         Retail                       Unanchored                      34,438            Fee               2003          N/A
   48         Industrial                Industrial/Office                 108,931            Fee               1988          1994
   49         Self Storage                     N/A                        101,400            Fee               1996          2003
   50         Retail                       Unanchored                      32,600            Fee               2004          N/A
   51         Retail                        Anchored                       72,279            Fee               2003          N/A
   52         Retail                       Unanchored                      22,410            Fee               1988          N/A
   53         Multifamily                 Conventional                        124            Fee               2002          N/A
   54         Multifamily             Manufactured Housing                    390            Fee               1982          1997
   55         Multifamily             Manufactured Housing                    186            Fee               1972          N/A
   56         Retail                        Anchored                       54,807            Fee               1980          2004
   57         Mixed Use                Multifamily/Retail                  11,812            Fee               1939          1997
   58         Retail                        Anchored                       64,228            Fee               1985          N/A
   59         Retail                       Unanchored                      67,809            Fee               1988          N/A
   60         Retail                        Anchored                       50,283            Fee               2001          N/A
   61         Multifamily                 Conventional                        212            Fee               1974          2004
   62         Retail                        Anchored                       17,496            Fee               2001          N/A
   63         Retail                        Anchored                       18,076            Fee               2001          N/A
   64         Multifamily                 Conventional                        162            Fee               1983          N/A
   65         Retail                        Anchored                       49,772            Fee               2002          N/A
   66         Retail                       Unanchored                      40,834            Fee               1984          N/A
   67         Multifamily             Manufactured Housing                    202            Fee               2001          N/A
   68         Retail                        Anchored                       47,810            Fee               2002          N/A
   69         Multifamily                 Conventional                        128            Fee               1971          2004
   70         Retail                        Anchored                       14,560            Fee               2004          N/A
   71         Multifamily                 Conventional                        169            Fee               1978          1995
   72         Multifamily                 Conventional                         58            Fee               1962          1997
   73         Retail                        Anchored                      175,392            Fee               1962          2003
   74         Multifamily                 Conventional                        110            Fee               1947          N/A
   75         Retail                       Unanchored                      25,466            Fee               1994          N/A
   76         Multifamily                 Conventional                         80            Fee               1912          1998
   77         Mixed Use                   Office/Retail                    47,265            Fee               1990          2001
   78         Retail                       Unanchored                      13,808            Fee               2004          N/A
   79         Hotel                      Limited Service                       81            Fee               2001          N/A
   80         Multifamily                 Conventional                         46            Fee               1984          N/A
   81         Mixed Use             Office/Retail/Multifamily              59,247            Fee               1959          2004
   82         Multifamily             Manufactured Housing                    140            Fee               1962          1995
   83         Multifamily                 Conventional                         87            Fee               1990          N/A
   84         Multifamily                 Conventional                        216            Fee               1984          N/A
   85         Office                        Suburban                       25,711            Fee               2004          N/A
   86         Multifamily             Manufactured Housing                    282            Fee               1975          2004
   87         Multifamily                 Conventional                        137            Fee               1967          2000
   88         Hotel                       Full Service                         79            Fee               2000          N/A
   89         Mixed Use                 Office/Industrial                  37,404            Fee               2000          N/A
   90         Multifamily             Manufactured Housing                     94            Fee               1956          2004
   91         Office                        Suburban                       40,646         Leasehold            1990          N/A
   92         Multifamily             Manufactured Housing                    138            Fee               1957          1995
   93         Retail                        Anchored                       14,000            Fee               2001          N/A
   94         Retail                        Anchored                       31,472            Fee               1988          N/A
   95         Multifamily                 Conventional                         88            Fee               1984          N/A
   96         Office                        Suburban                       54,743            Fee               1964          2000
   97         Retail                       Unanchored                      27,183            Fee               2004          N/A
   98         Multifamily             Manufactured Housing                    264            Fee               1994          N/A
   99         Retail                       Unanchored                      58,497            Fee               1979          2004
  100         Multifamily                 Conventional                        100            Fee               1985          N/A
  101         Office                        Suburban                       25,713            Fee               1973          2002
  102         Multifamily                 Conventional                         85            Fee               1973          1993
  103         Retail                       Unanchored                      12,042            Fee               1991          N/A
  104         Retail                        Anchored                       14,490            Fee               2004          N/A
  105         Office                           CBD                         52,325            Fee               1982          2000
  106         Retail                        Anchored                       49,494            Fee               2000          N/A
  107         Retail                       Unanchored                      13,920            Fee               2004          N/A
  108         Multifamily                 Conventional                         72            Fee               2000          N/A
  109         Retail                        Anchored                       14,560            Fee               2004          N/A
  110         Multifamily                 Conventional                         86            Fee               1983          2002
  111         Retail                       Unanchored                      10,080            Fee               2001          N/A
  112         Self Storage                     N/A                         76,205            Fee               1973          1989
  113         Retail                       Unanchored                      14,065            Fee               2001          N/A
  114         Retail                        Anchored                       14,490            Fee               2004          N/A
  115         Retail                        Anchored                       31,997            Fee               1990          1998
  116         Multifamily                 Conventional                         47            Fee               1998          N/A
  117         Multifamily                 Conventional                         96            Fee               1985          2003
  118         Retail                        Anchored                       38,576            Fee               2003          N/A
  119         Retail                        Anchored                       78,326            Fee               1979          N/A
  120         Retail                       Unanchored                       9,140            Fee               2005          N/A
  121         Retail                        Anchored                       23,884            Fee               1999          N/A
  122         Retail                        Anchored                       38,423            Fee               2002          N/A
  123         Retail                        Anchored                       36,596            Fee               2003          N/A
  124         Multifamily             Manufactured Housing                     98            Fee               1999          N/A
  125         Retail                        Anchored                       38,409            Fee               1997          N/A
  126         Multifamily                 Conventional                         68            Fee               1993          2004
  127         Office                        Suburban                       20,620            Fee               2003          N/A
  128         Retail                       Unanchored                      23,160            Fee               2001          2005
  129         Retail                        Anchored                       34,592            Fee               2004          N/A
  130         Multifamily                 Conventional                         76            Fee               1974          2004
  131         Retail                       Unanchored                      20,478            Fee               1914          2004
  132         Retail                       Unanchored                       6,150            Fee               2003          N/A
  133         Multifamily             Manufactured Housing                     98            Fee               1963          2000
  134         Retail                       Unanchored                      22,329            Fee               1989          N/A
  135         Multifamily                 Conventional                         32            Fee               1986          2004
  136         Mixed Use                   Retail/Office                    27,500            Fee               2002          N/A
  137         Multifamily             Manufactured Housing                     56            Fee               1966          2004
  138         Retail                        Anchored                       11,340            Fee               2005          N/A
  139         Retail                        Anchored                        6,800            Fee               2004          N/A
  140         Retail                       Unanchored                       7,151            Fee               1995          N/A
  141         Self Storage                     N/A                         68,418            Fee               1976          1983
  142         Office                        Suburban                       14,833            Fee               1997          N/A
  143         Multifamily                 Conventional                         48            Fee               1992          N/A
  144         Mixed Use                Multifamily/Office                   4,252            Fee               1920          2003
  145         Multifamily                 Conventional                         48            Fee               1972          2000
  146         Multifamily                 Conventional                         54            Fee               1925          2000
  147         Multifamily                 Conventional                         48            Fee               2003          N/A
  148         Multifamily                 Conventional                        100            Fee               1971          2001
  149         Retail                       Unanchored                      18,503            Fee               1999          N/A
  150         Retail                       Unanchored                       6,560            Fee               2004          N/A
  151         Multifamily                 Conventional                         47            Fee               1955          2002
  152         Retail                       Unanchored                      11,554            Fee               1997          N/A
  153         Office                        Suburban                       38,771            Fee               1984          N/A
  154         Retail                       Unanchored                      19,340            Fee               2002          N/A
  155         Office                        Suburban                       11,842            Fee               1976          N/A
  156         Retail                       Unanchored                       9,640            Fee               2005          N/A
  157         Multifamily             Manufactured Housing                    104            Fee               1970          N/A
  158         Retail                        Anchored                        5,183            Fee               2002          N/A
  159         Retail                       Unanchored                       5,760            Fee               1993          N/A
  160         Self Storage                     N/A                         39,600            Fee               1982          1999

                                                                                                           -------------------------
TOTAL/WEIGHTED AVERAGE:                                                                                        1987          2000
                                                                                                           =========================
                                                                                                               2005          2005
                                                                                                               1875          1980





                                                                                    MOST RECENT                     MOST
                        OCCUPANCY        DATE OF                                OPERATING STATEMENT                RECENT
       #               RATE AT U/W    OCCUPANCY RATE     APPRAISED VALUE                DATE                       REVENUE
       -               -----------    --------------     ---------------                ----                       -------

       1                   83%           5/1/2005            $ 144,000,000           3/31/2005                     $ 11,596,725
       2                   96%           5/1/2005              119,000,000           10/31/2004                       7,551,960
       3                   N/A             N/A                  86,400,000           3/31/2005                       18,063,720
      4a                   N/A             N/A                  15,600,000           12/31/2004                       3,502,858
      4b                   N/A             N/A                  10,800,000           12/31/2004                       3,171,196
      4c                   N/A             N/A                   9,800,000           12/31/2004                       2,349,198
      4d                   N/A             N/A                   8,100,000           12/31/2004                       2,286,592
      4e                   N/A             N/A                   6,800,000           12/31/2004                       1,698,510
      4f                   N/A             N/A                   5,900,000           12/31/2004                       1,487,814
      4g                   N/A             N/A                   5,600,000           12/31/2004                       1,684,506
      4h                   N/A             N/A                   4,600,000           12/31/2004                       1,307,151
      4i                   N/A             N/A                   4,400,000           12/31/2004                       1,239,623
       5                   92%           4/6/2005               65,000,000           3/31/2005                        7,242,788
       6                   91%          4/14/2005               62,750,000           3/31/2005                        6,964,573
       7                   95%          5/18/2005               48,600,000           4/30/2005                        6,462,582
       8                   98%          3/31/2005               37,800,000           2/28/2005                        3,705,113
       9                   88%          3/31/2005               36,100,000           3/31/2005                        4,610,343
      10                   97%          5/19/2005               34,700,000           12/31/2004                       4,236,221
      11                  100%          12/31/2004              34,500,000              N/A                                 N/A
      12                   92%           5/1/2005               34,200,000           3/31/2005                        3,950,700
      13                   N/A             N/A                  39,200,000           4/30/2005                        9,795,583
      14                   96%          4/11/2005               28,000,000           3/31/2005                        2,877,384
      15                   97%           6/1/2005               28,000,000              N/A                                 N/A
      16                   96%           6/1/2005               28,500,000           3/31/2005                        2,415,425
      17                   94%          4/28/2005               30,500,000           3/31/2005                        1,233,336
      18                   96%           6/1/2005               29,400,000           12/31/2004                       2,591,834
      19                   98%          4/25/2005               22,250,000              N/A                                 N/A
      20a                  86%          4/13/2005               23,500,000           2/28/2005                        3,285,049
      20b                  86%          4/13/2005                1,700,000           2/28/2005                          292,264
      21                  100%          2/17/2005               20,500,000           12/31/2004                       1,711,083
      22                   84%           5/1/2005               22,800,000           3/31/2005                        2,250,097
      23                   94%          3/19/2005               18,800,000           12/31/2004                       2,205,398
      24                   98%           5/1/2005               24,700,000           12/31/2004                       2,044,703
      25                   94%          5/31/2005               17,500,000              N/A                                 N/A
      26                   90%           4/8/2005               19,500,000              N/A                                 N/A
      27                   99%          5/20/2005               19,500,000              N/A                                 N/A
      28                   89%          5/24/2005               19,200,000           4/30/2005                        3,352,371
      29                  100%          4/26/2005               13,900,000              N/A                                 N/A
      30                  100%          6/28/2005               13,600,000           5/31/2005                        1,166,296
      31                   86%           3/8/2005               13,400,000              N/A                                 N/A
      32                  100%          4/19/2005               13,850,000           3/31/2005                        1,301,212
      33                   83%          5/25/2005               12,500,000           4/30/2005                        1,358,077
      34                   91%           5/1/2005               13,500,000           3/30/2005                        1,336,570
      35                  100%          6/29/2005               13,400,000           6/30/2005                        1,466,952
      36                   93%          4/12/2005               11,800,000           4/30/2005                        1,657,904
      37                   95%          5/24/2005               12,230,000           4/30/2005                        1,284,148
      38                   83%           6/1/2005               12,000,000           5/31/2005                        1,017,720
      39                  100%          3/31/2005               11,800,000              N/A                                 N/A
      40                   89%          5/23/2005                9,200,000           4/30/2005                        1,092,525
      41                   99%           6/9/2005                9,100,000           3/31/2005                        1,157,013
      42                  100%          4/30/2005                9,200,000           4/30/2005                        1,130,268
      43                   96%          4/11/2005                8,175,000           12/1/2004                        1,294,140
      44                  100%          5/17/2005                7,700,000           4/30/2005                          301,632
      45                   86%           5/1/2005                9,920,000           12/31/2004                       1,468,927
      46                  100%          3/31/2005                7,800,000           4/30/2005                          788,933
      47                   95%          4/25/2005                8,100,000           3/31/2005                          612,400
      48                  100%          4/30/2005                9,200,000           12/31/2004                         920,971
      49                   99%          5/27/2005                7,200,000           5/13/2005                          895,852
      50                   86%          6/17/2005                7,200,000              N/A                                 N/A
      51                   88%          3/31/2005                9,000,000           2/28/2005                          719,507
      52                  100%          6/30/2005                7,400,000           12/31/2004                         662,598
      53                   99%           5/3/2005                8,600,000              N/A                                 N/A
      54                   87%           5/6/2005                5,200,000           6/30/2004                          600,299
      55                   84%          6/30/2005                2,580,000           6/30/2004                          489,426
      56                   98%          4/20/2005                6,300,000              N/A                                 N/A
      57                  100%           5/1/2005                8,000,000           12/31/2004                         740,365
      58                   90%           6/1/2005                6,800,000           5/31/2005                          756,228
      59                   81%          3/31/2005                6,870,000            5/6/2005                          772,614
      60                  100%          3/31/2005                7,350,000           2/28/2005                          661,650
      61                   92%           4/1/2005                6,250,000           12/31/2004                         960,857
      62                  100%          5/12/2005                7,750,000           4/30/2005                          636,324
      63                  100%          5/12/2005                8,400,000           4/30/2005                          687,054
      64                   91%          3/20/2005                6,080,000           2/28/2005                          983,989
      65                   93%          3/31/2005                7,100,000           2/28/2005                          543,270
      66                   95%          4/15/2005                5,950,000           3/31/2005                          723,641
      67                   97%           2/8/2005                5,780,000           2/28/2005                          536,384
      68                   96%          3/18/2005                6,850,000           2/28/2005                          377,958
      69                   90%           5/5/2005                5,550,000           4/30/2005                          849,590
      70                  100%          4/13/2005                5,500,000              N/A                                 N/A
      71                   89%           3/4/2005                6,400,000           1/20/2005                        1,043,972
      72                   95%          3/25/2005                7,060,000           3/31/2005                          536,986
      73                   93%          5/31/2005               15,050,000           4/30/2005                        1,926,486
      74                  100%          2/17/2005                5,200,000           12/31/2004                         831,337
      75                   95%           5/1/2005                5,700,000           4/30/2005                          641,166
      76                   95%          3/29/2005                5,500,000           2/28/2005                          783,449
      77                   93%          5/31/2005                9,350,000           5/31/2005                          937,394
      78                  100%          4/15/2005                5,100,000           4/30/2005                          440,079
      79                   N/A             N/A                   6,800,000           12/31/2004                       1,627,712
      80                   96%          5/17/2005                5,000,000           4/30/2005                          532,356
      81                   97%           5/1/2005                5,200,000           10/30/2004                         656,634
      82                   95%          6/11/2005                4,900,000           12/31/2004                         561,590
      83                   93%          5/16/2005                5,020,000           4/30/2005                          658,080
      84                   91%          4/26/2005                5,200,000           12/31/2004                       1,007,755
      85                  100%           4/1/2005                4,700,000           4/30/2005                          476,598
      86                   67%          4/18/2005                5,860,000           4/30/2005                          735,196
      87                   99%           5/9/2005              $ 5,000,000           3/31/2005                      $ 1,012,558
      88                   N/A             N/A                   5,500,000           5/31/2005                        1,539,363
      89                  100%          4/30/2005                5,400,000           4/30/2005                          497,103
      90                   99%          2/23/2005                4,810,000           12/31/2004                         565,410
      91                   97%           5/1/2005                4,835,000           12/31/2004                         769,169
      92                   94%          2/28/2005                4,500,000           3/31/2005                          497,057
      93                  100%          5/12/2005                6,500,000           4/30/2005                          502,071
      94                  100%           5/9/2005                4,730,000              N/A                                 N/A
      95                   97%          4/26/2005                4,400,000           2/28/2005                          686,256
      96                   99%           7/1/2005                4,600,000           5/31/2005                          853,260
      97                   82%           4/1/2005                4,200,000           4/30/2005                          285,087
      98                   71%          5/31/2005                4,880,000           12/31/2004                         513,018
      99                  100%           6/1/2005                5,200,000           12/31/2004                         521,422
      100                  95%          6/15/2005                4,000,000           5/31/2005                          649,627
      101                 100%          4/12/2005                4,300,000           12/31/2004                         465,815
      102                  99%          5/31/2005                3,885,000           5/31/2005                          643,302
      103                 100%           4/1/2005                4,500,000           12/31/2004                         380,496
      104                 100%           5/8/2004                4,260,000              N/A                                 N/A
      105                  96%           4/1/2005                4,150,000           4/30/2005                          717,255
      106                  72%          3/31/2005                5,350,000           2/28/2005                          434,981
      107                 100%          3/30/2005                3,800,000              N/A                                 N/A
      108                  97%          3/28/2005                3,730,000           12/31/2004                         571,500
      109                 100%           8/1/2004                4,700,000              N/A                                 N/A
      110                  99%          4/22/2005                3,650,000           3/31/2005                          585,806
      111                 100%           5/1/2005                3,500,000           4/30/2005                          309,252
      112                  90%          5/10/2005                3,725,000           4/30/2005                          563,978
      113                 100%           5/1/2005                3,600,000           12/31/2004                         399,407
      114                 100%           3/1/2004                4,370,000              N/A                                 N/A
      115                 100%          4/30/2005                3,550,000           4/30/2005                          474,344
      116                 100%          3/31/2005                3,750,000           2/28/2005                          347,205
      117                  94%           4/1/2005                3,340,000           3/31/2005                          512,213
      118                 100%          3/31/2005                3,900,000           2/28/2005                          321,584
      119                 100%          5/12/2005                3,625,000           3/31/2005                          410,575
      120                 100%          3/29/2005                3,200,000              N/A                                 N/A
      121                 100%          3/31/2005                3,700,000           2/28/2005                          260,336
      122                  95%          3/31/2005                3,600,000           2/28/2005                          356,463
      123                 100%          3/31/2005                3,600,000           2/28/2005                          326,208
      124                 100%           3/1/2005                2,850,000           12/31/2004                         493,479
      125                 100%          3/31/2005                3,500,000           12/31/2004                         357,079
      126                  87%           6/1/2005                3,150,000           4/30/2005                          377,265
      127                 100%           4/1/2005                2,725,000              N/A                                 N/A
      128                 100%          3/23/2005                2,800,000           3/31/2005                          266,219
      129                  83%          3/31/2005                3,200,000           2/28/2005                          241,430
      130                  88%           2/1/2005                2,700,000           1/31/2005                          460,396
      131                 100%           4/1/2005                3,100,000            5/8/2005                          257,103
      132                 100%          3/31/2005                2,500,000           3/31/2005                          272,124
      133                  96%          3/31/2005                2,730,000           3/31/2005                          320,697
      134                  97%          5/13/2005                3,200,000           12/31/2004                         218,598
      135                 100%           3/1/2005                2,440,000           12/31/2004                         283,780
      136                  86%           5/1/2005                2,550,000           12/31/2004                         291,275
      137                  98%           5/1/2005                2,460,000           12/31/2004                         248,063
      138                 100%          4/13/2005                2,600,000              N/A                                 N/A
      139                 100%          3/30/2005                2,250,000           12/31/2004                          87,669
      140                 100%           5/1/2005                3,570,000           12/31/2004                         270,597
      141                  82%          5/18/2005                2,400,000           4/30/2005                          373,554
      142                 100%           3/1/2005                2,125,000           12/31/2004                         290,602
      143                  92%           5/5/2005                2,300,000           4/30/2005                          279,387
      144                 100%          3/31/2005                1,940,000           3/31/2005                          218,706
      145                  94%          3/25/2005                2,300,000           12/31/2004                         241,277
      146                  93%           1/1/2005                1,830,000           12/31/2004                         323,846
      147                  94%          3/31/2005                1,900,000           3/31/2005                          296,125
      148                  98%           5/1/2005                2,100,000           5/30/2005                          419,268
      149                  81%          4/15/2005                2,250,000           12/31/2004                         161,011
      150                 100%           4/1/2005                2,150,000              N/A                                 N/A
      151                  98%           1/1/2005                1,740,000           12/31/2004                         320,701
      152                 100%          2/28/2005                1,850,000           12/31/2004                         203,101
      153                  92%           6/1/2005                3,200,000   3/31/2005 - (3 mos. Ended)                 595,694
      154                 100%          3/31/2005                1,900,000           2/28/2005                          123,920
      155                 100%          3/31/2005                1,610,000           3/31/2005                          290,743
      156                 100%          5/31/2005                1,530,000              N/A                                 N/A
      157                  57%          2/28/2005                2,140,000           1/31/2005                          367,950
      158                 100%          4/22/2005                1,100,000           3/31/2005                           95,808
      159                 100%           3/2/2005                1,040,000           12/31/2004                          88,452
      160                  86%          5/31/2005                1,150,000           12/31/2004                         196,220

                       -------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    94%                             $ 1,883,545,000                                        $ 198,821,044
                       =============================================================================================================

                          100%                               $ 144,000,000                                         $ 18,063,720
                           57%                                 $ 1,040,000                                             $ 87,669





                                 MOST                    MOST
                                RECENT                  RECENT
         #                     EXPENSES                  NOI                  U/W NOI                U/W NCF (2)
         -                     --------                  ----                 -------                -----------

         1                       $ 5,209,515             $ 6,387,210           $ 7,491,585              $ 7,472,615
         2                         3,011,915               4,540,045             8,426,667                8,105,949
         3                         9,359,237               8,704,484             6,203,282                5,495,306
        4a                         2,181,425               1,321,433             1,311,832                1,171,716
        4b                         2,023,189               1,148,007             1,125,936                  999,088
        4c                         1,429,985                 919,213               913,372                  819,405
        4d                         1,571,972                 714,620               714,129                  622,666
        4e                         1,012,770                 685,740               688,629                  620,688
        4f                           874,231                 613,583               618,691                  559,178
        4g                         1,132,667                 551,839               554,302                  486,921
        4h                           858,167                 448,984               462,541                  410,255
        4i                           875,164                 364,459               389,407                  339,821
         5                         3,318,149               3,924,639             4,157,294                4,038,494
         6                         2,912,002               4,052,571             4,205,616                4,082,316
         7                         2,750,931               3,711,651             3,309,268                3,190,471
         8                           911,613               2,793,500             2,875,334                2,744,340
         9                         2,193,006               2,417,337             2,538,171                2,433,507
        10                         1,662,461               2,573,760             2,333,497                2,211,096
        11                               N/A                     N/A             2,820,089                2,484,922
        12                         1,910,022               2,040,678             2,515,392                2,261,995
        13                         6,500,891               3,294,692             3,227,877                2,838,219
        14                           913,404               1,963,980             1,888,304                1,807,304
        15                               N/A                     N/A             1,884,439                1,826,002
        16                           478,416               1,937,009             1,947,782                1,829,237
        17                           519,040                 714,296             1,751,444                1,716,217
        18                         1,233,909               1,357,925             1,540,291                1,310,290
        19                               N/A                     N/A             1,532,411                1,433,964
        20a                        1,274,643               2,010,406             1,772,923                1,651,923
        20b                          125,420                 166,844               119,318                  108,318
        21                           343,613               1,367,470             1,360,668                1,278,384
        22                           630,513               1,619,584             1,706,641                1,605,641
        23                           985,728               1,219,670             1,302,630                1,250,880
        24                           844,296               1,200,407             1,780,143                1,614,592
        25                               N/A                     N/A             1,227,390                1,138,002
        26                               N/A                     N/A             1,442,716                1,338,716
        27                               N/A                     N/A             1,303,330                1,207,904
        28                         1,370,874               1,981,497             1,280,533                1,006,803
        29                               N/A                     N/A               985,032                  948,306
        30                           214,231                 952,065               960,681                  877,402
        31                               N/A                     N/A               896,371                  861,693
        32                           266,332               1,034,880             1,064,967                  961,866
        33                           585,434                 772,643               824,262                  794,662
        34                           483,708                 852,862               975,978                  913,978
        35                           338,860               1,128,092               819,250                  754,188
        36                           916,928                 740,976               851,562                  775,562
        37                           506,818                 777,330               880,809                  770,284
        38                           323,126                 694,594               962,154                  890,108
        39                               N/A                     N/A               833,760                  833,760
        40                           345,315                 747,210               718,618                  669,820
        41                           394,505                 762,508               712,114                  643,915
        42                           323,343                 806,925               676,369                  616,618
        43                           618,215                 675,925               590,529                  544,529
        44                           217,890                  83,742               642,565                  567,279
        45                           750,014                 718,913               724,528                  712,678
        46                           122,416                 666,517               630,023                  536,470
        47                           191,291                 421,109               608,259                  566,776
        48                           132,165                 788,806               688,804                  645,691
        49                           333,705                 562,147               512,302                  497,118
        50                               N/A                     N/A               533,269                  497,330
        51                           423,239                 296,268               612,465                  566,824
        52                           149,484                 513,114               505,362                  485,522
        53                               N/A                     N/A               628,095                  597,095
        54                           255,387                 344,912               342,116                  322,616
        55                           356,025                 133,401               142,924                  133,674
        56                               N/A                     N/A               522,308                  495,723
        57                           241,923                 498,442               460,858                  457,933
        58                           304,327                 451,900               466,764                  408,977
        59                           241,364                 531,250               539,408                  495,398
        60                           104,622                 557,028               523,301                  475,930
        61                           505,785                 455,072               455,091                  391,491
        62                            93,675                 542,649               507,046                  481,203
        63                           101,556                 585,498               538,895                  511,709
        64                           632,559                 351,430               448,265                  403,229
        65                           177,942                 365,328               504,837                  454,491
        66                           212,677                 510,964               488,206                  444,155
        67                            94,712                 441,672               392,099                  381,999
        68                           151,404                 226,554               496,918                  451,940
        69                           428,623                 420,967               445,138                  413,138
        70                               N/A                     N/A               355,198                  353,014
        71                           717,324                 326,648               432,918                  390,668
        72                           115,027                 421,959               423,167                  408,667
        73                           557,337               1,369,149             1,080,219                  951,043
        74                           209,015                 622,322               482,336                  453,516
        75                           204,214                 436,952               433,587                  404,842
        76                           410,413                 373,036               379,029                  359,029
        77                           257,907                 679,487               675,518                  614,169
        78                            42,472                 397,607               365,130                  350,775
        79                           814,113                 813,599               727,130                  662,714
        80                           107,670                 424,686               333,822                  322,322
        81                           283,712                 372,922               383,603                  331,098
        82                           190,786                 370,804               371,280                  364,480
        83                           358,800                 299,280               327,729                  305,979
        84                           636,319                 371,436               375,031                  321,031
        85                           173,426                 303,172               365,353                  334,848
        86                           399,869                 335,327               379,636                  365,536
        87                         $ 427,848               $ 584,710             $ 465,609                $ 412,727
        88                         1,049,959                 489,404               491,158                  429,597
        89                            97,881                 399,222               416,622                  369,501
        90                           205,823                 359,587               335,406                  330,330
        91                           300,347                 468,822               395,467                  356,228
        92                           206,714                 290,343               307,612                  300,712
        93                            57,888                 444,183               417,948                  402,761
        94                               N/A                     N/A               301,124                  288,742
        95                           261,972                 424,284               312,165                  287,965
        96                           400,797                 452,462               362,696                  291,836
        97                            45,926                 239,161               318,175                  295,542
        98                           232,776                 280,242               304,730                  291,530
        99                           177,201                 344,221               387,301                  327,955
        100                          355,235                 294,392               314,135                  289,135
        101                          118,064                 347,751               323,628                  302,495
        102                          317,053                 326,249               302,133                  280,883
        103                           78,484                 302,012               335,822                  317,777
        104                              N/A                     N/A               272,647                  270,473
        105                          304,199                 413,056               361,565                  292,266
        106                           56,789                 378,193               323,413                  289,950
        107                              N/A                     N/A               282,425                  273,210
        108                          270,561                 300,939               294,112                  272,512
        109                              N/A                     N/A               293,807                  291,623
        110                          292,390                 293,416               271,069                  249,569
        111                           57,536                 251,716               257,449                  247,167
        112                          287,988                 275,990               278,674                  267,296
        113                          110,792                 288,615               270,308                  261,606
        114                              N/A                     N/A               274,428                  272,254
        115                          156,251                 318,093               307,512                  282,712
        116                          136,048                 211,157               243,685                  231,935
        117                          286,169                 226,044               272,121                  248,121
        118                           79,959                 241,624               305,064                  274,243
        119                           98,823                 311,752               290,553                  260,228
        120                              N/A                     N/A               211,097                  200,586
        121                           57,226                 203,110               255,968                  239,119
        122                           87,616                 268,847               288,187                  261,893
        123                           58,590                 267,618               295,020                  265,761
        124                          249,598                 243,881               212,075                  207,175
        125                           64,543                 292,536               255,298                  226,393
        126                          203,535                 173,730               213,614                  196,614
        127                              N/A                     N/A               220,428                  194,083
        128                           71,821                 194,398               216,612                  202,567
        129                           69,374                 172,055               226,199                  197,017
        130                          268,812                 191,584               225,606                  206,606
        131                           46,723                 210,380               234,084                  216,012
        132                           66,674                 205,450               211,595                  204,522
        133                          130,200                 190,497               208,396                  203,496
        134                           61,148                 157,450               173,766                  158,806
        135                           94,603                 189,177               186,049                  178,049
        136                           94,098                 197,177               208,332                  177,239
        137                          116,018                 132,045               158,200                  153,888
        138                              N/A                     N/A               197,801                  184,162
        139                           16,191                  71,478               162,724                  154,904
        140                           40,379                 230,218               199,853                  187,288
        141                          189,612                 183,942               193,532                  183,129
        142                           96,070                 194,532               186,899                  170,187
        143                          122,534                 156,853               164,949                  152,949
        144                           65,197                 153,509               143,517                  133,683
        145                          107,035                 134,242               156,194                  144,194
        146                          151,109                 172,737               162,349                  148,147
        147                          153,370                 142,755               150,929                  138,929
        148                          180,829                 238,439               193,664                  166,864
        149                           60,577                 100,434               167,806                  151,678
        150                              N/A                     N/A               143,291                  135,255
        151                          137,286                 183,415               142,884                  131,134
        152                           39,947                 163,154               142,216                  128,929
        153                          290,523                 305,171               263,422                  204,486
        154                           80,292                  43,628               140,145                  123,892
        155                          181,690                 109,053               133,363                  118,298
        156                              N/A                     N/A               126,157                  116,208
        157                          252,871                 115,079               113,033                  107,833
        158                              N/A                  95,808                77,481                   71,710
        159                           17,333                  71,119                80,062                   72,711
        160                          107,128                  89,092                94,721                   88,818

                          ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         $ 87,939,197            $110,881,845          $132,954,943             $123,826,051
                          ==========================================================================================

                                 $ 9,359,237             $ 8,704,484           $ 8,426,667              $ 8,105,949
                                    $ 16,191                $ 43,628              $ 77,481                 $ 71,710

A THE UNDERLYING MORTGAGE LOANS SECURED BY BIG TREE RV RESORT AND MILL CREEK RV
PARK ARE CROSS-COLLATERALIZED AND CROSS-DEFAULTED, RESPECTIVELY.

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.



                                        CHARACTERISTICS OF THE UNDERLYING MORTGAGE LOANS

                                                                                                                       PERCENTAGE OF
                                                                                      ORIGINAL          CUT-OFF DATE    INITIAL
                 LOAN                                                                 PRINCIPAL           PRINCIPAL      MORTGAGE
   #    CROSSED  GROUP     LOAN NAME                                                   BALANCE           BALANCE (1)   POOL BALANCE
   -    -------  -----     ---------                                                   -------           -----------   ------------

   1               1       Two Rodeo Drive                                         $ 100,000,000       $ 100,000,000        7.50%
   2               1       Lynwood Marketplace                                        73,000,000          72,305,119        5.42%
   3               1       Hilton Gaslamp Quarter Hotel                               59,600,000          59,600,000        4.47%
   4               1       Och Ziff Portfolio                                         53,074,125          53,074,125        3.98%
   5               2       Mansions at Coyote Ridge                                   46,500,000          46,500,000        3.49%
   6               2       Mansions at Ridgeview Ranch                                45,200,000          45,200,000        3.39%
   7               2       Exchange at Gainesville Apartments                         38,800,000          38,715,471        2.90%
   8               1       The Atrium at St. Francis                                  30,000,000          30,000,000        2.25%
   9               2       Circle Park Apartments                                     28,500,000          28,500,000        2.14%
  10               1       Midway Shopping Center                                     27,400,000          27,400,000        2.05%
  11               1       Franklin Covey Corporate Campus                            27,200,000          27,173,290        2.04%
  12               1       301 Yamato Road                                            27,000,000          27,000,000        2.02%
  13               1       Marriott Cool Springs - Franklin TN                        27,000,000          26,963,481        2.02%
  14               2       Pinnacle Mountain View Apartments                          22,200,000          22,200,000        1.66%
  15               1       Trails End Marketplace                                     21,900,000          21,877,755        1.64%
  16               1       The Pavilion Center                                        21,570,000          21,570,000        1.62%
  17               1       Turnpike Plaza                                             20,500,000          20,500,000        1.54%
  18               1       Bank of America Center  - West Palm Beach                  18,550,000          18,550,000        1.39%
  19               1       The Oaks Shopping Center                                   17,200,000          17,200,000        1.29%
  20               2       Normandie Holdings Portfolio I                             16,750,000          16,711,192        1.25%
  21               1       Reseda Marketplace                                         15,750,000          15,750,000        1.18%
  22               2       Brentwood Chase Apartments                                 15,000,000          15,000,000        1.12%
  23               2       Main Street Apartments                                     14,600,000          14,600,000        1.09%
  24               1       Hillcrest Shopping Center                                  14,000,000          14,000,000        1.05%
  25               1       Glenbrook Centre                                           14,000,000          14,000,000        1.05%
  26               2       The Moors at Countryview                                   13,500,000          13,458,320        1.01%
  27               1       Charter Oak Marketplace                                    12,675,000          12,675,000        0.95%
  28               1       American Twine Office Park                                 12,000,000          12,000,000        0.90%
  29               1       Governors Towne Square                                     11,000,000          11,000,000        0.82%
  30               1       Southport Centre                                           10,800,000          10,800,000        0.81%
  31               1       Freehome Village                                           10,600,000          10,576,687        0.79%
  32               1       Sienna Office Park Building 3                              10,500,000          10,466,636        0.78%
  33               2       Amberly Village Townhomes                                  10,000,000          10,000,000        0.75%
  34               2       Cowan Farm Apartments                                       9,750,000           9,750,000        0.73%
  35               1       San Fernando Mission Plaza                                  9,100,000           9,100,000        0.68%
  36               2       Woodbridge Apartments                                       8,900,000           8,881,317        0.67%
  37               1       Shoppes of Lake Village                                     8,750,000           8,741,091        0.66%
  38               1       Greenway Terrace Shopping Center                            8,300,000           8,291,304        0.62%
  39               1       Brunswick Plaza                                             7,670,000           7,670,000        0.58%
  40               1       LaPaloma Plaza                                              7,350,000           7,335,851        0.55%
  41               1       4405 East West Highway                                      6,850,000           6,850,000        0.51%
  42               1       The Bioreliance Building                                    6,650,000           6,650,000        0.50%
  43               2       Beechwood Villas                                            6,500,000           6,500,000        0.49%
  44               1       Omega Center                                                6,160,000           6,160,000        0.46%
  45               1       Metropolitan MHP                                            6,150,000           6,136,924        0.46%
  46               1       I-84 Airport Distribution Center                            6,000,000           6,000,000        0.45%
  47               1       34 Marketplace                                              6,000,000           5,982,735        0.45%
  48               1       Avenue Mentry                                               5,900,000           5,887,746        0.44%
  49               1       Lock N Store - Pensacola                                    5,750,000           5,750,000        0.43%
  50               1       Lake Osprey Village                                         5,600,000           5,595,346        0.42%
  51               1       Cedar-Fairfield Plaza                                       5,475,000           5,469,182        0.41%
  52               1       GFC Atlantic                                                5,370,000           5,370,000        0.40%
  53               2       Gateway Village Apartments                                  5,300,000           5,294,591        0.40%
  54      (A)      2       Big Tree RV Resort                                          3,390,000           3,390,000        0.25%
  55      (A)      2       Mill Creek RV Park                                          1,800,000           1,800,000        0.13%
  56               1       Valencia Mercado                                            5,040,000           5,029,307        0.38%
  57               1       20 East 42nd Street                                         5,000,000           5,000,000        0.37%
  58               1       Marbella Plaza Shopping Center                              4,800,000           4,795,287        0.36%
  59               1       Greenwood Commons Shopping Center                           4,800,000           4,789,773        0.36%
  60               1       Cedar-Polaris Plaza                                         4,775,000           4,759,727        0.36%
  61               2       Country Place Apartments                                    4,750,000           4,750,000        0.36%
  62               1       East Lake Sammamish Shopping Center  Pads 1 & 2             4,750,000           4,745,392        0.36%
  63               1       East Lake Sammamish - Pad 3,4,7                             4,750,000           4,745,392        0.36%
  64               2       The Lakes Apartments                                        4,700,000           4,663,785        0.35%
  65               1       Cedar-Powell Plaza                                          4,575,000           4,560,367        0.34%
  66               1       Fairporte Green Center                                      4,572,000           4,558,777        0.34%
  67               2       Serenity Mobile Home Park                                   4,500,000           4,490,412        0.34%
  68               1       Cedar-Pickerington Plaza Shopping Center                    4,450,000           4,445,271        0.33%
  69               2       Laurel Park Apartments                                      4,435,000           4,426,024        0.33%
  70               1       Walgreens Riverside                                         4,400,000           4,400,000        0.33%
  71               2       Astoria Apartments                                          4,270,000           4,253,802        0.32%
  72               2       Embers Apartments                                           4,200,000           4,200,000        0.31%
  73               1       Olympus Hills Shopping Center                               4,200,000           4,185,435        0.31%
  74               1       Lancaster Court Apartments                                  4,160,000           4,151,042        0.31%
  75               1       Riverchase Plaza                                            4,100,000           4,100,000        0.31%
  76               2       American Beauty Mill Apartments                             4,000,000           4,000,000        0.30%
  77               1       Elliott Court                                               4,000,000           3,995,937        0.30%
  78               1       Hiram Walk                                                  4,000,000           3,992,266        0.30%
  79               1       Holiday Inn Express - Lake Charles                          4,000,000           3,976,115        0.30%
  80               2       Wimbledon Court Apartments                                  3,950,000           3,946,036        0.30%
  81               1       Fondren Corner                                            $ 3,900,000         $ 3,900,000        0.29%
  82               1       Alta Vista MHP                                              3,890,000           3,860,677        0.29%
  83               2       Meridian Glen                                               3,800,000           3,800,000        0.28%
  84               2       Sterling Pointe                                             3,800,000           3,785,201        0.28%
  85               1       Westview Corporate Center I                                 3,760,000           3,760,000        0.28%
  86               1       Wasatch View Estates MHP                                    3,750,000           3,742,077        0.28%
  87               2       Northeast View Apartments                                   3,740,000           3,736,460        0.28%
  88               1       Holiday Inn Express Plano                                   3,700,000           3,695,091        0.28%
  89               1       Apollo Office                                               3,700,000           3,688,751        0.28%
  90               2       Fairview MHP                                                3,650,000           3,639,516        0.27%
  91               1       The Crystal Building                                        3,520,000           3,520,000        0.26%
  92               2       Deserama MHP                                                3,500,000           3,500,000        0.26%
  93               1       East Lake Sammamish - Pad 5,6                               3,500,000           3,496,605        0.26%
  94               1       Roseville Rite Aid                                          3,491,250           3,483,937        0.26%
  95               2       Panther Springs Apartments                                  3,475,000           3,475,000        0.26%
  96               1       Riggs Office Building                                       3,375,000           3,375,000        0.25%
  97               1       Coyner Park Shops                                           3,360,000           3,360,000        0.25%
  98               1       Conway Plantation MHP                                       3,300,000           3,287,232        0.25%
  99               1       Willow Commons                                              3,300,000           3,274,572        0.25%
  100              2       Fox Bend Apartments                                         3,200,000           3,200,000        0.24%
  101              1       PCH Office Building                                         3,200,000           3,190,468        0.24%
  102              2       MacArthur Park Apartments                                   3,100,000           3,100,000        0.23%
  103              1       Nazareth Square                                             3,075,000           3,066,288        0.23%
  104              1       Walgreens Milwaukee                                         3,000,000           2,996,901        0.22%
  105              1       4141 North Belt                                             3,000,000           2,990,864        0.22%
  106              1       Cedar-Centerville Plaza                                     3,000,000           2,990,299        0.22%
  107              1       West Ridge Outlot                                           3,000,000           2,988,034        0.22%
  108              2       Windsor Place Apartments                                    2,950,000           2,920,010        0.22%
  109              1       Walgreens Palm Bay                                          2,850,000           2,847,167        0.21%
  110              2       Sunset Trace Apartments                                     2,810,000           2,810,000        0.21%
  111              1       Shops of Mansell                                            2,800,000           2,794,586        0.21%
  112              1       Pioneer Storage Solutions                                   2,795,000           2,789,269        0.21%
  113              1       1575 South Randall Road                                     2,700,000           2,689,960        0.20%
  114              1       Walgreens Lima                                              2,650,000           2,644,590        0.20%
  115              1       Girvin Plaza                                                2,650,000           2,613,386        0.20%
  116              2       CW Moore Apartments                                         2,600,000           2,600,000        0.19%
  117              2       Seven Oaks Apartments                                       2,560,000           2,554,615        0.19%
  118              1       Cedar-Lodi Plaza                                            2,535,000           2,526,874        0.19%
  119              1       Timbrook Square                                             2,550,000           2,523,363        0.19%
  120              1       Panera Plaza                                                2,400,000           2,400,000        0.18%
  121              1       Cedar-Oswego Staples Store                                  2,405,000           2,397,475        0.18%
  122              1       Cedar-Ontario Plaza                                         2,340,000           2,332,515        0.17%
  123              1       Cedar-Shelby Plaza                                          2,340,000           2,332,499        0.17%
  124              1       Rock Oak MHP                                                2,280,000           2,275,038        0.17%
  125              1       Cedar - Dover Plaza                                         2,275,000           2,267,723        0.17%
  126              2       Raymond Street Apartments                                   2,223,000           2,218,501        0.17%
  127              1       Lovell Pointe                                               2,175,000           2,172,952        0.16%
  128              1       Wauchula Square                                             2,100,000           2,093,508        0.16%
  129              1       Clyde Plaza                                                 2,080,000           2,073,332        0.16%
  130              2       Gateway Apartments                                          2,025,000           2,017,516        0.15%
  131              1       1009-1039 Marietta Street                                   2,000,000           2,000,000        0.15%
  132              1       Starbucks--Horsham                                          2,000,000           1,998,093        0.15%
  133              2       Highland MHP                                                2,000,000           1,993,962        0.15%
  134              1       Cypress Retail Center                                       1,950,000           1,950,000        0.15%
  135              2       Cramer Woods Apartments                                     1,950,000           1,944,602        0.15%
  136              1       Pflugerville Office Park                                    1,886,250           1,880,967        0.14%
  137              1       Shore Mobile Acres MHP                                      1,875,000           1,873,217        0.14%
  138              1       St. Cloud Commons                                           1,830,000           1,828,036        0.14%
  139              1       Loganville Plaza                                            1,800,000           1,800,000        0.13%
  140              1       North Hollywood Retail Center                               1,800,000           1,796,573        0.13%
  141              1       American Self Storage                                       1,800,000           1,796,205        0.13%
  142              1       Beacon Office Building                                      1,700,000           1,700,000        0.13%
  143              2       Hilton Apartments                                           1,620,000           1,616,721        0.12%
  144              1       Cheek-Neal Building                                         1,500,000           1,490,315        0.11%
  145              2       Aspen Leaf Apartments                                       1,470,000           1,467,250        0.11%
  146              2       Kenmore Apartment Portfolio (3)                             1,450,000           1,450,000        0.11%
  147              2       Shelborne Park II                                           1,436,000           1,432,452        0.11%
  148              2       Quail Ridge Apartments                                      1,425,000           1,417,187        0.11%
  149              1       Parkway Shopping Center                                     1,406,250           1,400,397        0.11%
  150              1       Legacy Plaza                                                1,350,000           1,346,193        0.10%
  151              2       Moravia Arms Apartments                                     1,275,000           1,269,898        0.10%
  152              1       Parris Center                                               1,250,000           1,247,708        0.09%
  153              1       AG Edwards Building                                         1,250,000           1,247,497        0.09%
  154              1       Cedar-Geneseo Plaza                                         1,235,000           1,231,346        0.09%
  155              1       Dearborn One Office                                         1,210,000           1,209,000        0.09%
  156              1       Clay Commons Shopping Center                                1,150,000           1,147,702        0.09%
  157              1       Northlake Village MHP                                       1,000,000           1,000,000        0.07%
  158              1       Franklin Retail                                               825,000             823,290        0.06%
  159              1       Bombay Properties                                             650,000             648,224        0.05%
  160              1       Central Boulevard Mini Storage                              $ 615,000           $ 614,239        0.05%

                                                                             -----------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                                          $ 1,335,148,875     $ 1,333,352,236        100.0%
                                                                             =====================================================

MAXIMUM:                                                                           $ 100,000,000       $ 100,000,000        7.50%
Minimum:                                                                               $ 615,000           $ 614,239        0.05%




                                                                                                          INITIAL
                                ORIGINATION             REMAINING         ORIGINAL        REMAINING       INTEREST
                               AMORTIZATION           AMORTIZATION         TERM TO         TERM TO          ONLY          MORTGAGE
                                   TERM                   TERM            MATURITY        MATURITY         PERIOD         INTEREST
     #                           (MONTHS)               (MONTHS)         MONTHS) (2)  (MONTHS) (1) (2)    (MONTHS)          RATE
     -                           --------               --------         -----------  ----------------    --------          ----

     1                         Interest Only          Interest Only          59              57              59            5.300%
     2                              360                    348               120             108             0             6.830%
     3                         Interest Only          Interest Only          84              83              84            5.350%
     4                              300                    300               84              81              60            5.785%
     5                              360                    360               121             118             60            5.370%
     6                              360                    360               121             118             60            5.370%
     7                              360                    358               120             118             0             5.195%
     8                              360                    360               120             119             36            4.970%
     9                              360                    360               120             118             36            4.970%
     10                             360                    360               121             119             24            5.070%
     11                             360                    359               120             119             0             5.330%
     12                             360                    360               120             119             60            5.350%
     13                             300                    299               60              59              0             5.700%
     14                             360                    360               120             117             60            5.380%
     15                             360                    359               120             119             0             5.190%
     16                             360                    360               120             118             24            5.665%
     17                        Interest Only          Interest Only          120             118            120            4.900%
     18                        Interest Only          Interest Only          120             118            120            4.920%
     19                             360                    360               119             118             36            5.530%
     20                             360                    358               120             118             0             4.900%
     21                             360                    360               120             115             24            5.390%
     22                             360                    360               120             118             24            5.440%
     23                             360                    360               120             116             36            5.290%
     24                             360                    360               121             118             24            5.330%
     25                             360                    360               120             119             36            5.220%
     26                             360                    357               121             118             0             5.360%
     27                        Interest Only          Interest Only          120             118            120            4.900%
     28                        Interest Only          Interest Only          120             118            120            5.000%
     29                             348                    348               120             118             12            5.200%
     30                             360                    360               120             120             60            5.270%
     31                             360                    358               121             119             0             5.150%
     32                             360                    357               120             117             0             5.230%
     33                             360                    360               120             118             36            5.190%
     34                             336                    336               120             118             24            5.440%
     35                             360                    360               120             120             0             5.240%
     36                             360                    358               120             118             0             5.370%
     37                             360                    359               120             119             0             5.180%
     38                             360                    359               120             119             0             5.060%
     39                        Interest Only          Interest Only          120             118            120            4.900%
     40                             360                    358               120             118             0             5.770%
     41                             360                    360               120             119             36            5.180%
     42                             336                    336               120             118             24            5.640%
     43                             360                    360               121             118             24            5.410%
     44                             348                    348               120             118             12            5.350%
     45                             360                    358               120             118             0             5.310%
     46                             360                    360               120             118             24            5.690%
     47                             360                    357               121             118             0             5.672%
     48                             360                    358               120             118             0             5.420%
     49                             360                    360               120             119             24            5.620%
     50                             360                    359               179             178             0             5.990%
     51                             360                    359               120             119             0             5.000%
     52                             360                    360               120             118             24            5.580%
     53                             360                    359               120             119             0             5.170%
     54                        Interest Only          Interest Only          60              58              60            5.700%
     55                        Interest Only          Interest Only          60              58              60            5.750%
     56                             360                    358               120             118             0             5.320%
     57                             360                    360               121             118             60            5.340%
     58                             360                    359               120             119             0             5.330%
     59                             360                    358               120             118             0             5.300%
     60                             360                    357               120             117             0             5.200%
     61                             360                    360               120             118             24            5.250%
     62                             360                    359               120             119             0             5.380%
     63                             360                    359               120             119             0             5.380%
     64                             360                    353               121             114             0             5.340%
     65                             360                    357               120             117             0             5.200%
     66                             360                    357               120             117             0             5.650%
     67                             360                    358               120             118             0             5.300%
     68                             360                    359               120             119             0             5.000%
     69                             360                    358               120             118             0             5.540%
     70                             360                    360               120             118             60            5.180%
     71                             360                    356               120             116             0             5.860%
     72                             360                    360               121             119             24            5.370%
     73                             180                    179               180             179             0             5.400%
     74                             360                    358               120             118             0             5.250%
     75                             360                    360               121             119             18            5.405%
     76                             360                    360               121             117             36            5.520%
     77                             360                    359               120             119             0             5.190%
     78                             360                    358               120             118             0             5.750%
     79                             240                    237               120             117             0             6.270%
     80                             360                    359               120             119             0             5.240%
     81                             360                    360               120             118             24            5.570%
     82                             360                    353               121             114             0             5.450%
     83                             360                    360               120             119             36            5.240%
     84                             360                    356               120             116             0             5.740%
     85                             360                    360               120             118             12            5.310%
     86                             360                    358               60              58              0             5.340%
     87                             360                    359               120             119             0             5.480%
     88                             300                    299               120             119             0             5.800%
     89                             300                    298               120             118             0             5.360%
     90                             360                    357               120             117             0             5.680%
     91                             360                    360               60              58              15            5.320%
     92                             360                    360               120             118             24            5.490%
     93                             360                    359               120             119             0             5.380%
     94                             360                    358               120             118             0             5.380%
     95                             360                    360               120             118             24            5.110%
     96                             360                    360               120             120             0             5.490%
     97                             360                    360               120             119             12            5.200%
     98                             360                    356               120             116             0             5.770%
     99                             360                    353               120             113             0             5.340%
    100                             360                    360               120             119             36            5.410%
    101                             360                    357               120             117             0             5.520%
    102                             360                    360               121             118             24            5.410%
    103                             360                    357               120             117             0             5.740%
    104                             360                    359               120             119             0             5.120%
    105                             300                    298               120             118             0             5.350%
    106                             360                    357               120             117             0             5.150%
    107                             360                    356               122             118             0             5.630%
    108                             360                    351               120             111             0             5.200%
    109                             360                    359               119             118             0             5.280%
    110                             360                    360               120             118             12            5.620%
    111                             360                    358               120             118             0             5.750%
    112                             360                    358               60              58              0             5.480%
    113                             360                    356               120             116             0             5.950%
    114                             360                    358               120             118             0             5.500%
    115                             300                    291               120             111             0             5.500%
    116                             360                    360               85              81              24            5.590%
    117                             360                    358               120             118             0             5.360%
    118                             360                    357               120             117             0             5.190%
    119                             300                    293               119             112             0             5.680%
    120                             360                    360               120             120             0             5.150%
    121                             360                    357               120             117             0             5.300%
    122                             360                    357               120             117             0             5.200%
    123                             360                    357               120             117             0             5.190%
    124                             360                    358               120             118             0             5.200%
    125                             360                    357               120             117             0             5.200%
    126                             360                    358               120             118             0             5.540%
    127                             360                    359               120             119             0             5.500%
    128                             300                    298               122             120             0             5.260%
    129                             360                    357               120             117             0             5.190%
    130                             312                    309               120             117             0             6.000%
    131                             360                    360               120             118             24            5.510%
    132                             360                    359               120             119             0             5.450%
    133                             360                    357               60              57              0             5.460%
    134                             360                    360               120             118             36            5.290%
    135                             360                    357               121             118             0             5.840%
    136                             360                    357               121             118             0             5.790%
    137                             360                    359               121             120             0             5.460%
    138                             324                    323               120             119             0             6.000%
    139                             360                    360               122             119             60            5.590%
    140                             360                    358               121             119             0             5.820%
    141                             360                    358               60              58              0             5.350%
    142                             360                    360               120             116             24            5.600%
    143                             360                    358               121             119             0             5.540%
    144                             360                    354               60              54              0             5.530%
    145                             360                    358               120             118             0             5.900%
    146                             360                    360               120             116             18            5.880%
    147                             360                    357               180             177             0             6.320%
    148                             360                    355               61              56              0             5.132%
    149                             300                    297               122             119             0             5.800%
    150                             360                    357               120             117             0             5.760%
    151                             300                    297               120             117             0             6.020%
    152                             360                    358               120             118             0             5.990%
    153                             360                    358               120             118             0             5.590%
    154                             360                    357               120             117             0             5.550%
    155                             360                    359               120             119             0             6.010%
    156                             360                    358               120             118             0             5.600%
    157                             360                    360               121             117             36            6.290%
    158                             360                    358               122             120             0             5.430%
    159                             300                    298               120             118             0             5.990%
    160                             300                    299               120             119             0             6.160%

                            --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             353                    351               111             108                           5.427%
                            ========================================================================================================

MAXIMUM:                            360                    360               180             179                           6.830%
MINIMUM:                            180                    179               59              54                            4.900%


                                                      FIRST
                                     MONTHLY         PAYMENT        MATURITY                PREPAYMENT PROVISION (5)     DEFEASANCE
    #                              PAYMENT (3)         DATE           DATE       ARD (4)    AS OF ORIGINATION              OPTION
    -                              -----------         ----           ----       -------    ------------------             ------

    1                                $ 447,801      7/11/2005       5/11/2010      N/A      Lock/55_0.0%/4                   Yes
    2                                  477,365      9/11/2004       8/11/2014      N/A      Lock/116_0.0%/4                  Yes
    3                                  269,407       8/1/2005       7/1/2012       N/A      Lock/80_0.0%/4                   Yes
    4                                  335,016      6/11/2005       5/11/2012      N/A      Lock/77_0.0%/7                   Yes
    5                                  260,242      6/11/2005       6/11/2015      N/A      Lock/118_0.0%/3                  Yes
    6                                  252,966      6/11/2005       6/11/2015      N/A      Lock/118_0.0%/3                  Yes
    7                                  212,935       7/1/2005       6/1/2015       N/A      Lock/116_0.0%/4                  Yes
    8                                  160,497      8/11/2005       7/11/2035   7/11/2015   Lock/117_0.0%/3                  Yes
    9                                  152,472      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    10                                 148,264      7/11/2005       7/11/2015      N/A      Lock/117_0.0%/4                  Yes
    11                                 151,550      8/11/2005       7/11/2015      N/A      Lock/116_0.0%/4                  Yes
    12                                 150,772      8/11/2005       7/11/2015      N/A      Lock/116_0.0%/4                  Yes
    13                                 169,044      8/11/2005       7/11/2010      N/A      Lock/56_0.0%/4                   Yes
    14                                 124,383       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
    15                                 120,120      8/11/2005       7/11/2015      N/A      Lock/117_0.0%/3                  Yes
    16                                 124,714      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    17                                  84,871       7/1/2005       6/1/2015       N/A      Lock/117_0.0%/3                  Yes
    18                                  77,111      7/11/2005       6/11/2015      N/A      Lock/26_YM1/87_0.0%/7            No
    19                                  97,984      8/11/2005       6/11/2015      N/A      Lock/116_0.0%/3                  Yes
    20                                  88,897      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    21                                  88,343      4/11/2005       3/11/2015      N/A      Lock/117_0.0%/3                  Yes
    22                                  84,605      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    23                                  80,984      5/11/2005       4/11/2015      N/A      Lock/116_0.0%/4                  Yes
    24                                  78,004      6/11/2005       6/11/2015      N/A      Lock/118_0.0%/3                  Yes
    25                                  77,049       8/1/2005       7/1/2015       N/A      Lock/116_0.0%/4                  Yes
    26                                  75,470      6/11/2005       6/11/2015      N/A      Lock/118_0.0%/3                  Yes
    27                                  52,475       7/1/2005       6/1/2015       N/A      Lock/117_0.0%/3                  Yes
    28                                  50,694       7/1/2005       6/1/2015       N/A      Lock/117_0.0%/3                  Yes
    29                                  61,274       7/1/2005       6/1/2015       N/A      Lock/117_0.0%/3                  Yes
    30                                  59,772       9/1/2005       8/1/2035    8/1/2015    Lock/115_0.0%/5                  Yes
    31                                  57,879      7/11/2005       7/11/2015      N/A      Lock/118_0.0%/3                  Yes
    32                                  57,851       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
    33                                  54,849      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    34                                  56,577      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    35                                  50,194       9/1/2005       8/1/2015       N/A      YM5/116_0.0%/4                   No
    36                                  49,810      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    37                                  47,939       8/1/2005       7/1/2015       N/A      Lock/117_0.0%/3                  Yes
    38                                  44,861       8/1/2005       7/1/2015       N/A      Lock/118_0.0%/2                  Yes
    39                                  31,754       7/1/2005       6/1/2015       N/A      Lock/117_0.0%/3                  Yes
    40                                  42,986       7/1/2005       6/1/2035    6/1/2015    YM5/116_0.0%/4                   No
    41                                  37,530      8/11/2005       7/11/2015      N/A      Lock/117_0.0%/3                  Yes
    42                                  39,409       7/1/2005       6/1/2035    6/1/2015    Lock/116_0.0%/4                  Yes
    43                                  36,540      6/11/2005       6/11/2015      N/A      Lock/118_0.0%/3                  Yes
    44                                  34,881       7/1/2005       6/1/2015       N/A      Lock/117_0.0%/3                  Yes
    45                                  34,189      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    46                                  34,786      7/11/2005       6/11/2015      N/A      Lock/116_0.0%/4                  Yes
    47                                  34,718      6/11/2005       6/11/2015      N/A      Lock/118_0.0%/3                  Yes
    48                                  33,204      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    49                                  33,082       8/1/2005       7/1/2015       N/A      Lock/83_0.0%/37                  Yes
    50                                  33,539      8/11/2005       6/11/2020      N/A      Lock/176_0.0%/3                  Yes
    51                                  29,391       8/1/2005       7/1/2015       N/A      Lock/116_0.0%/4                  Yes
    52                                  30,760      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    53                                  29,005      8/11/2005       7/11/2015      N/A      Lock/117_0.0%/3                  Yes
    54                                  16,326      7/11/2005       6/11/2010      N/A      Lock/57_0.0%3                    Yes
    55                                   8,745      7/11/2005       6/11/2010      N/A      Lock/57_0.0%/3                   Yes
    56                                  28,050      7/11/2005       6/11/2015      N/A      Lock/114_0.0%/6                  Yes
    57                                  27,890      6/11/2005       6/11/2015      N/A      Lock/117_0.0%/4                  Yes
    58                                  26,744       8/1/2005       7/1/2015       N/A      Lock/118_0.0%/2                  Yes
    59                                  26,655      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    60                                  26,220       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
    61                                  26,230      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    62                                  26,613       8/1/2005       7/1/2015       N/A      YM1/116_0.0%/4                   No
    63                                  26,613       8/1/2005       7/1/2015       N/A      YM1/116_0.0%/4                   No
    64                                  26,216      2/11/2005       2/11/2015      N/A      Lock/114_0.0%/7                  Yes
    65                                  25,122       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
    66                                  26,391      6/11/2005       5/11/2015      N/A      Lock/117_0.0%/3                  Yes
    67                                  24,989      7/11/2005       6/11/2015      N/A      Lock/114_0.0%/6                  Yes
    68                                  23,889       8/1/2005       7/1/2015       N/A      Lock/116_0.0%/4                  Yes
    69                                  25,293      7/11/2005       6/11/2015      N/A      Lock/116_0.0%/4                  Yes
    70                                  24,107       7/1/2005       6/1/2035    6/1/2015    Lock/116_0.0%/4                  Yes
    71                                  25,218      5/11/2005       4/11/2015      N/A      Lock/113_0.0%/7                  Yes
    72                                  23,506      7/11/2005       7/11/2015      N/A      Lock/115_0.0%/6                  Yes
    73                                  34,095       8/1/2005       7/1/2020       N/A      Lock/83_YM5/93_0.0%/4            No
    74                                  22,972      7/11/2005       6/11/2015      N/A      Lock/114_0.0%/6                  Yes
    75                                  23,036      7/11/2005       7/11/2015      N/A      Lock/118_0.0%/3                  Yes
    76                                  22,762      5/11/2005       5/11/2015      N/A      Lock/118_0.0%/3                  Yes
    77                                  21,940      8/11/2005       7/11/2015      N/A      Lock/113_0.0%/7                  Yes
    78                                  23,343      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    79                                  29,284      6/11/2005       5/11/2015      N/A      Lock/117_0.0%/3                  Yes
    80                                  21,788       8/1/2005       7/1/2015       N/A      Lock/117_0.0%/3                  Yes
    81                                $ 22,315      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    82                                  21,965      2/11/2005       2/11/2015      N/A      Lock/118_0.0%/3                  Yes
    83                                  20,960       8/1/2005       7/1/2015       N/A      Lock/117_0.0%/3                  Yes
    84                                  22,152      5/11/2005       4/11/2015      N/A      Lock/114_0.0%/6                  Yes
    85                                  20,903      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    86                                  20,917      7/11/2005       6/11/2010      N/A      Lock/48_0.0%/12                  Yes
    87                                  21,188      8/11/2005       7/11/2015      N/A      Lock/114_0.0%/6                  Yes
    88                                  23,389      8/11/2005       7/11/2015      N/A      Lock/37_YM1/79_0.0%/4            No
    89                                  22,413       7/1/2005       6/1/2015       N/A      Lock/117_0.0%/3                  Yes
    90                                  21,138      6/11/2005       5/11/2015      N/A      Lock/117_0.0%/3                  Yes
    91                                  19,590      7/11/2005       6/11/2010      N/A      Lock/57_0.0%/3                   Yes
    92                                  19,851      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    93                                  19,610       8/1/2005       7/1/2015       N/A      YM1/116_0.0%/4                   No
    94                                  19,561      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
    95                                  18,889       7/1/2005       6/1/2015       N/A      Lock/116_0.0%/4                  Yes
    96                                  19,142       9/1/2005       8/1/2015       N/A      Lock/114_0.0%/6                  Yes
    97                                  18,450      8/11/2005       7/11/2015      N/A      Lock/117_0.0%/3                  Yes
    98                                  19,300      5/11/2005       4/11/2015      N/A      Lock/117_0.0%/3                  Yes
    99                                  18,407      2/11/2005       1/11/2015      N/A      Lock/117_0.0%/3                  Yes
   100                                  17,989      8/11/2005       7/11/2015      N/A      Lock/117_0.0%/3                  Yes
   101                                  18,209      6/11/2005       5/11/2015      N/A      Lock/117_0.0%/3                  Yes
   102                                  17,427      6/11/2005       6/11/2015      N/A      Lock/118_0.0%/3                  Yes
   103                                  17,925      6/11/2005       5/11/2015      N/A      Lock/117_0.0%/3                  Yes
   104                                  16,325      8/11/2005       7/11/2015      N/A      Lock/117_0.0%/3                  Yes
   105                                  18,155      7/11/2005       6/11/2015      N/A      Lock/116_0.0%/4                  Yes
   106                                  16,381       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
   107                                  17,279      5/11/2005       6/11/2015      N/A      Lock/119_0.0%/3                  Yes
   108                                  16,199      12/11/2004     11/11/2014      N/A      Lock/117_0.0%/3                  Yes
   109                                  15,791      8/11/2005       6/11/2015      N/A      Lock/116_0.0%/3                  Yes
   110                                  16,167       7/1/2005       6/1/2015       N/A      Lock/117_0.0%/3                  Yes
   111                                  16,340      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
   112                                  15,835       7/1/2005       6/1/2010       N/A      Lock/57_0.0%/3                   Yes
   113                                  16,101      5/11/2005       4/11/2015      N/A      Lock/117_0.0%/3                  Yes
   114                                  15,046      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
   115                                  16,273      12/11/2004     11/11/2014      N/A      Lock/117_0.0%/3                  Yes
   116                                  14,910      5/11/2005       5/11/2012      N/A      Lock/82_0.0%/3                   Yes
   117                                  14,311      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
   118                                  13,904       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
   119                                  15,935      2/11/2005      12/11/2014      N/A      Lock/112_0.0%/7                  Yes
   120                                  13,105      9/11/2005       8/11/2015      N/A      Lock/114_0.0%/6                  Yes
   121                                  13,355       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
   122                                  12,849       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
   123                                  12,835       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
   124                                  12,520      7/11/2005       6/11/2015      N/A      Lock/114_0.0%/6                  Yes
   125                                  12,492       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
   126                                  12,678      7/11/2005       6/11/2015      N/A      Lock/116_0.0%/4                  Yes
   127                                  12,349      8/11/2005       7/11/2015      N/A      Lock/117_0.0%/3                  Yes
   128                                  12,597      7/11/2005       8/11/2015      N/A      Lock/116_0.0%/6                  Yes
   129                                  11,409       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
   130                                  12,832      6/11/2005       5/11/2015      N/A      Lock/117_0.0%/3                  Yes
   131                                  11,368      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
   132                                  11,293      8/11/2005       7/11/2015      N/A      Lock/114_0.0%/6                  Yes
   133                                  11,306      6/11/2005       5/11/2010      N/A      Lock/57_0.0%/3                   Yes
   134                                  10,816      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
   135                                  11,491      6/11/2005       6/11/2015      N/A      Lock/115_0.0%/6                  Yes
   136                                  11,056      6/11/2005       6/11/2015      N/A      Lock/39_YM1/79_0.0%/3            No
   137                                  10,599      8/11/2005       8/11/2015      N/A      Lock/115_0.0%/6                  Yes
   138                                  11,419       8/1/2005       7/1/2015       N/A      Lock/60_YM1/57_0.0%/3            No
   139                                  10,322      6/11/2005       7/11/2015      N/A      Lock/39_YM1/80_0.0%/3            No
   140                                  10,584      7/11/2005       7/11/2015      N/A      Lock/118_0.0%/3                  Yes
   141                                  10,051       7/1/2005       6/1/2010       N/A      Lock/57_0.0%/3                   Yes
   142                                   9,759      5/11/2005       4/11/2015      N/A      Lock/117_0.0%/3                  Yes
   143                                   9,239      7/11/2005       7/11/2015      N/A      Lock/117_0.0%/4                  Yes
   144                                   8,545      3/11/2005       2/11/2010      N/A      Lock/53_0.0%/7                   Yes
   145                                   8,719      7/11/2005       6/11/2015      N/A      Lock/114_0.0%/6                  Yes
   146                                   8,582      5/11/2005       4/11/2015      N/A      Lock/113_0.0%/7                  Yes
   147                                   8,907      6/11/2005       5/11/2020      N/A      Lock/174_0.0%/6                  Yes
   148                                   7,765      4/11/2005       4/11/2010      N/A      Lock/54_0.0%/7                   Yes
   149                                   8,889      6/11/2005       7/11/2015      N/A      Lock/116_0.0%/6                  Yes
   150                                   7,887      6/11/2005       5/11/2015      N/A      Lock/117_0.0%/3                  Yes
   151                                   8,230      6/11/2005       5/11/2015      N/A      Lock/114_0.0%/6                  Yes
   152                                   7,486      7/11/2005       6/11/2015      N/A      Lock/114_0.0%/6                  Yes
   153                                   7,168      7/11/2005       6/11/2015      N/A      Lock/114_0.0%/6                  Yes
   154                                   7,051       6/1/2005       5/1/2015       N/A      Lock/116_0.0%/4                  Yes
   155                                   7,262      8/11/2005       7/11/2015      N/A      Lock/114_0.0%/6                  Yes
   156                                   6,602      7/11/2005       6/11/2015      N/A      Lock/117_0.0%/3                  Yes
   157                                   6,183      5/11/2005       5/11/2015      N/A      Lock/118_0.0%/3                  Yes
   158                                   4,648      7/11/2005       8/11/2015      N/A      Lock/116_0.0%/6                  Yes
   159                                   4,184      7/11/2005       6/11/2015      N/A      Lock/114_0.0%/6                  Yes
   160                                 $ 4,023      8/11/2005       7/11/2015      N/A      Lock/114_0.0%/6                  Yes

                         ------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            $ 7,331,948      6/18/2005       7/1/2015
                         ======================================================

MAXIMUM:                             $ 477,365      9/11/2005       8/1/2035
MINIMUM:                               $ 4,023      9/11/2004       2/11/2010


A THE UNDERLYING MORTGAGE LOANS SECURED BY BIG TREE RV RESORT AND MILL CREEK RV
PARK ARE CROSS-COLLATERALIZED AND CROSS-DEFAULTED, RESPECTIVELY.

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

(2)  AT MATURITY WITH RESPECT TO BALLOON LOANS OR AT THE ARD IN THE CASE OF ARD
     LOANS, THERE CAN BE NO ASSURANCE THAT THE VALUE OF ANY PARTICULAR MORTGAGED
     PROPERTY WILL NOT HAVE DECLINED FROM THE ORIGINAL APPRAISAL VALUE.

(3)  FOR MORTGAGE LOANS CLASSIFIED AS INTEREST ONLY, THE MONTHLY PAYMENT
     REPRESENTS THE AVERAGE OF ONE FULL YEAR OF INTEREST.

(4)  ANTICIPATED REPAYMENT DATE.

(5)  PREPAYMENT PROVISION AS OF ORIGINATION:

     LOCK/(X) = LOCKOUT OR DEFEASANCE FOR (X) PAYMENTS

     YMA/(Y) = GREATER OF YIELD MAINTENANCE PREMIUM AND A% PREPAYMENT FOR (Y)
     PAYMENTS

     0.0%/(X) = PREPAYABLE AT PAR FOR (X) PAYMENTS

                      ADDITIONAL MORTGAGE LOAN INFORMATION



                                                                                     CUT-OFF DATE
                     LOAN                                                             PRINCIPAL                       APPRAISED
   #        CROSSED  GROUP   LOAN NAME                                               BALANCE (1)                        VALUE
   -        -------  -----   ---------                                               -----------                        -----

   1                   1     Two Rodeo Drive                                        $ 100,000,000                 $ 144,000,000
   2                   1     Lynwood Marketplace                                       72,305,119                   119,000,000
   3                   1     Hilton Gaslamp Quarter Hotel                              59,600,000                    86,400,000
   4                   1     Och Ziff Portfolio                                        53,074,125                    71,600,000
   5                   2     Mansions at Coyote Ridge                                  46,500,000                    65,000,000
   6                   2     Mansions at Ridgeview Ranch                               45,200,000                    62,750,000
   7                   2     Exchange at Gainesville Apartments                        38,715,471                    48,600,000
   8                   1     The Atrium at St. Francis                                 30,000,000                    37,800,000
   9                   2     Circle Park Apartments                                    28,500,000                    36,100,000
  10                   1     Midway Shopping Center                                    27,400,000                    34,700,000
  11                   1     Franklin Covey Corporate Campus                           27,173,290                    34,500,000
  12                   1     301 Yamato Road                                           27,000,000                    34,200,000
  13                   1     Marriott Cool Springs - Franklin TN                       26,963,481                    39,200,000
  14                   2     Pinnacle Mountain View Apartments                         22,200,000                    28,000,000
  15                   1     Trails End Marketplace                                    21,877,755                    28,000,000
  16                   1     The Pavilion Center                                       21,570,000                    28,500,000
  17                   1     Turnpike Plaza                                            20,500,000                    30,500,000
  18                   1     Bank of America Center  - West Palm Beach                 18,550,000                    29,400,000
  19                   1     The Oaks Shopping Center                                  17,200,000                    22,250,000
  20                   2     Normandie Holdings Portfolio I                            16,711,192                    25,200,000
  21                   1     Reseda Marketplace                                        15,750,000                    20,500,000
  22                   2     Brentwood Chase Apartments                                15,000,000                    22,800,000
  23                   2     Main Street Apartments                                    14,600,000                    18,800,000
  24                   1     Hillcrest Shopping Center                                 14,000,000                    24,700,000
  25                   1     Glenbrook Centre                                          14,000,000                    17,500,000
  26                   2     The Moors at Countryview                                  13,458,320                    19,500,000
  27                   1     Charter Oak Marketplace                                   12,675,000                    19,500,000
  28                   1     American Twine Office Park                                12,000,000                    19,200,000
  29                   1     Governors Towne Square                                    11,000,000                    13,900,000
  30                   1     Southport Centre                                          10,800,000                    13,600,000
  31                   1     Freehome Village                                          10,576,687                    13,400,000
  32                   1     Sienna Office Park Building 3                             10,466,636                    13,850,000
  33                   2     Amberly Village Townhomes                                 10,000,000                    12,500,000
  34                   2     Cowan Farm Apartments                                      9,750,000                    13,500,000
  35                   1     San Fernando Mission Plaza                                 9,100,000                    13,400,000
  36                   2     Woodbridge Apartments                                      8,881,317                    11,800,000
  37                   1     Shoppes of Lake Village                                    8,741,091                    12,230,000
  38                   1     Greenway Terrace Shopping Center                           8,291,304                    12,000,000
  39                   1     Brunswick Plaza                                            7,670,000                    11,800,000
  40                   1     LaPaloma Plaza                                             7,335,851                     9,200,000
  41                   1     4405 East West Highway                                     6,850,000                     9,100,000
  42                   1     The Bioreliance Building                                   6,650,000                     9,200,000
  43                   2     Beechwood Villas                                           6,500,000                     8,175,000
  44                   1     Omega Center                                               6,160,000                     7,700,000
  45                   1     Metropolitan MHP                                           6,136,924                     9,920,000
  46                   1     I-84 Airport Distribution Center                           6,000,000                     7,800,000
  47                   1     34 Marketplace                                             5,982,735                     8,100,000
  48                   1     Avenue Mentry                                              5,887,746                     9,200,000
  49                   1     Lock N Store - Pensacola                                   5,750,000                     7,200,000
  50                   1     Lake Osprey Village                                        5,595,346                     7,200,000
  51                   1     Cedar-Fairfield Plaza                                      5,469,182                     9,000,000
  52                   1     GFC Atlantic                                               5,370,000                     7,400,000
  53                   2     Gateway Village Apartments                                 5,294,591                     8,600,000
  54          (A)      2     Big Tree RV Resort                                         3,390,000                     5,200,000
  55          (A)      2     Mill Creek RV Park                                         1,800,000                     2,580,000
  56                   1     Valencia Mercado                                           5,029,307                     6,300,000
  57                   1     20 East 42nd Street                                        5,000,000                     8,000,000
  58                   1     Marbella Plaza Shopping Center                             4,795,287                     6,800,000
  59                   1     Greenwood Commons Shopping Center                          4,789,773                     6,870,000
  60                   1     Cedar-Polaris Plaza                                        4,759,727                     7,350,000
  61                   2     Country Place Apartments                                   4,750,000                     6,250,000
  62                   1     East Lake Sammamish Shopping Center  Pads 1 & 2            4,745,392                     7,750,000
  63                   1     East Lake Sammamish - Pad 3,4,7                            4,745,392                     8,400,000
  64                   2     The Lakes Apartments                                       4,663,785                     6,080,000
  65                   1     Cedar-Powell Plaza                                         4,560,367                     7,100,000
  66                   1     Fairporte Green Center                                     4,558,777                     5,950,000
  67                   2     Serenity Mobile Home Park                                  4,490,412                     5,780,000
  68                   1     Cedar-Pickerington Plaza Shopping Center                   4,445,271                     6,850,000
  69                   2     Laurel Park Apartments                                     4,426,024                     5,550,000
  70                   1     Walgreens Riverside                                        4,400,000                     5,500,000
  71                   2     Astoria Apartments                                         4,253,802                     6,400,000
  72                   2     Embers Apartments                                          4,200,000                     7,060,000
  73                   1     Olympus Hills Shopping Center                              4,185,435                    15,050,000
  74                   1     Lancaster Court Apartments                                 4,151,042                     5,200,000
  75                   1     Riverchase Plaza                                           4,100,000                     5,700,000
  76                   2     American Beauty Mill Apartments                            4,000,000                     5,500,000
  77                   1     Elliott Court                                              3,995,937                     9,350,000
  78                   1     Hiram Walk                                                 3,992,266                     5,100,000
  79                   1     Holiday Inn Express - Lake Charles                         3,976,115                     6,800,000
  80                   2     Wimbledon Court Apartments                                 3,946,036                     5,000,000
  81                   1     Fondren Corner                                             3,900,000                     5,200,000
  82                   1     Alta Vista MHP                                             3,860,677                     4,900,000
  83                   2     Meridian Glen                                              3,800,000                     5,020,000
  84                   2     Sterling Pointe                                            3,785,201                     5,200,000
  85                   1     Westview Corporate Center I                                3,760,000                     4,700,000
  86                   1     Wasatch View Estates MHP                                   3,742,077                     5,860,000
  87                   2     Northeast View Apartments                                  3,736,460                     5,000,000
  88                   1     Holiday Inn Express Plano                                  3,695,091                     5,500,000
  89                   1     Apollo Office                                              3,688,751                     5,400,000
  90                   2     Fairview MHP                                               3,639,516                     4,810,000
  91                   1     The Crystal Building                                       3,520,000                     4,835,000
  92                   2     Deserama MHP                                               3,500,000                     4,500,000
  93                   1     East Lake Sammamish - Pad 5,6                              3,496,605                     6,500,000
  94                   1     Roseville Rite Aid                                         3,483,937                     4,730,000
  95                   2     Panther Springs Apartments                                 3,475,000                     4,400,000
  96                   1     Riggs Office Building                                      3,375,000                     4,600,000
  97                   1     Coyner Park Shops                                          3,360,000                     4,200,000
  98                   1     Conway Plantation MHP                                      3,287,232                     4,880,000
  99                   1     Willow Commons                                             3,274,572                     5,200,000
  100                  2     Fox Bend Apartments                                        3,200,000                     4,000,000
  101                  1     PCH Office Building                                        3,190,468                     4,300,000
  102                  2     MacArthur Park Apartments                                  3,100,000                     3,885,000
  103                  1     Nazareth Square                                            3,066,288                     4,500,000
  104                  1     Walgreens Milwaukee                                        2,996,901                     4,260,000
  105                  1     4141 North Belt                                            2,990,864                     4,150,000
  106                  1     Cedar-Centerville Plaza                                    2,990,299                     5,350,000
  107                  1     West Ridge Outlot                                          2,988,034                     3,800,000
  108                  2     Windsor Place Apartments                                   2,920,010                     3,730,000
  109                  1     Walgreens Palm Bay                                         2,847,167                     4,700,000
  110                  2     Sunset Trace Apartments                                    2,810,000                     3,650,000
  111                  1     Shops of Mansell                                           2,794,586                     3,500,000
  112                  1     Pioneer Storage Solutions                                  2,789,269                     3,725,000
  113                  1     1575 South Randall Road                                    2,689,960                     3,600,000
  114                  1     Walgreens Lima                                             2,644,590                     4,370,000
  115                  1     Girvin Plaza                                               2,613,386                     3,550,000
  116                  2     CW Moore Apartments                                        2,600,000                     3,750,000
  117                  2     Seven Oaks Apartments                                      2,554,615                     3,340,000
  118                  1     Cedar-Lodi Plaza                                           2,526,874                     3,900,000
  119                  1     Timbrook Square                                            2,523,363                     3,625,000
  120                  1     Panera Plaza                                               2,400,000                     3,200,000
  121                  1     Cedar-Oswego Staples Store                                 2,397,475                     3,700,000
  122                  1     Cedar-Ontario Plaza                                        2,332,515                     3,600,000
  123                  1     Cedar-Shelby Plaza                                         2,332,499                     3,600,000
  124                  1     Rock Oak MHP                                               2,275,038                     2,850,000
  125                  1     Cedar - Dover Plaza                                        2,267,723                     3,500,000
  126                  2     Raymond Street Apartments                                  2,218,501                     3,150,000
  127                  1     Lovell Pointe                                              2,172,952                     2,725,000
  128                  1     Wauchula Square                                            2,093,508                     2,800,000
  129                  1     Clyde Plaza                                                2,073,332                     3,200,000
  130                  2     Gateway Apartments                                         2,017,516                     2,700,000
  131                  1     1009-1039 Marietta Street                                  2,000,000                     3,100,000
  132                  1     Starbucks--Horsham                                         1,998,093                     2,500,000
  133                  2     Highland MHP                                               1,993,962                     2,730,000
  134                  1     Cypress Retail Center                                      1,950,000                     3,200,000
  135                  2     Cramer Woods Apartments                                    1,944,602                     2,440,000
  136                  1     Pflugerville Office Park                                   1,880,967                     2,550,000
  137                  1     Shore Mobile Acres MHP                                     1,873,217                     2,460,000
  138                  1     St. Cloud Commons                                          1,828,036                     2,600,000
  139                  1     Loganville Plaza                                           1,800,000                     2,250,000
  140                  1     North Hollywood Retail Center                              1,796,573                     3,570,000
  141                  1     American Self Storage                                      1,796,205                     2,400,000
  142                  1     Beacon Office Building                                     1,700,000                     2,125,000
  143                  2     Hilton Apartments                                          1,616,721                     2,300,000
  144                  1     Cheek-Neal Building                                        1,490,315                     1,940,000
  145                  2     Aspen Leaf Apartments                                      1,467,250                     2,300,000
  146                  2     Kenmore Apartment Portfolio (3)                            1,450,000                     1,830,000
  147                  2     Shelborne Park II                                          1,432,452                     1,900,000
  148                  2     Quail Ridge Apartments                                     1,417,187                     2,100,000
  149                  1     Parkway Shopping Center                                    1,400,397                     2,250,000
  150                  1     Legacy Plaza                                               1,346,193                     2,150,000
  151                  2     Moravia Arms Apartments                                    1,269,898                     1,740,000
  152                  1     Parris Center                                              1,247,708                     1,850,000
  153                  1     AG Edwards Building                                        1,247,497                     3,200,000
  154                  1     Cedar-Geneseo Plaza                                        1,231,346                     1,900,000
  155                  1     Dearborn One Office                                        1,209,000                     1,610,000
  156                  1     Clay Commons Shopping Center                               1,147,702                     1,530,000
  157                  1     Northlake Village MHP                                      1,000,000                     2,140,000
  158                  1     Franklin Retail                                              823,290                     1,100,000
  159                  1     Bombay Properties                                            648,224                     1,040,000
  160                  1     Central Boulevard Mini Storage                               614,239                     1,150,000

                                                                             -------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                                           $ 1,333,352,236               $ 1,883,545,000
                                                                             =======================================================

                             MAXIMUM:                                               $ 100,000,000                 $ 144,000,000
                             MINIMUM:                                                   $ 614,239                   $ 1,040,000




                                                                               MATURITY/
                                CUT-OFF DATE             MATURITY/ARD           ARD LTV         MOST RECENT           MOST RECENT
     #                        LTV RATIO (1) (3)             BALANCE        RATIO (2) (3) (4)        NOI                   DSCR
     -                        -----------------             -------        -----------------        ---                   ----

     1                              69.4%               $ 100,000,000            69.4%               $ 6,387,210         1.19x
     2                              60.8%                  63,367,114            53.2%                 4,540,045         0.74x
     3                              69.0%                  59,600,000            69.0%                 8,704,484         2.37x
     4                              74.1%                  51,163,486            71.5%                 6,767,878         1.50x
     5                              71.5%                  43,060,972            66.2%                 3,924,639         1.22x
     6                              72.0%                  41,857,117            66.7%                 4,052,571         1.29x
     7                              79.7%                  32,099,955            66.0%                 3,711,651         1.41x
     8                              79.4%                  26,537,797            70.2%                 2,793,500         1.38x
     9                              78.9%                  25,209,998            69.8%                 2,417,337         1.26x
     10                             79.0%                  23,703,923            68.3%                 2,573,760         1.38x
     11                             78.8%                  22,601,411            65.5%                       N/A          N/A
     12                             78.9%                  25,031,027            73.2%                 2,040,678         0.99x
     13                             68.8%                  24,299,439            62.0%                 3,294,692         1.43x
     14                             79.3%                  20,590,163            73.5%                 1,963,980         1.31x
     15                             78.1%                  18,116,558            64.7%                       N/A          N/A
     16                             75.7%                  18,970,835            66.6%                 1,937,009         1.22x
     17                             67.2%                  20,500,000            67.2%                   714,296         0.70x
     18                             63.1%                  18,550,000            63.1%                 1,357,925         1.22x
     19                             77.3%                  15,423,605            69.3%                       N/A          N/A
     20                             66.3%                  13,725,320            54.5%                 2,177,250         1.92x
     21                             76.8%                  13,762,447            67.1%                 1,367,470         1.21x
     22                             65.8%                  13,121,947            57.6%                 1,619,584         1.50x
     23                             77.7%                  13,003,841            69.2%                 1,219,670         1.20x
     24                             56.7%                  12,193,303            49.4%                 1,200,407         1.11x
     25                             80.0%                  12,451,299            71.2%                       N/A          N/A
     26                             69.0%                  11,204,819            57.5%                       N/A          N/A
     27                             65.0%                  12,675,000            65.0%                       N/A          N/A
     28                             62.5%                  12,000,000            62.5%                 1,981,497         3.26x
     29                             79.1%                   9,220,118            66.3%                       N/A          N/A
     30                             79.4%                  10,000,412            73.5%                   952,065         1.33x
     31                             78.9%                   8,736,622            65.2%                       N/A          N/A
     32                             75.6%                   8,697,312            62.8%                 1,034,880         1.48x
     33                             80.0%                   8,887,758            71.1%                   772,643         1.13x
     34                             72.2%                   8,338,636            61.8%                   852,862         1.16x
     35                             67.9%                   7,539,279            56.3%                 1,128,092         1.87x
     36                             75.3%                   7,404,135            62.7%                   740,976         1.11x
     37                             71.5%                   7,236,030            59.2%                   777,330         1.33x
     38                             69.1%                   6,837,347            57.0%                   694,594         1.29x
     39                             65.0%                   7,670,000            65.0%                       N/A          N/A
     40                             79.7%                   6,190,450            67.3%                   747,210         1.45x
     41                             75.3%                   6,087,049            66.9%                   762,508         1.54x
     42                             72.3%                   5,716,007            62.1%                   806,925         1.71x
     43                             79.5%                   5,672,353            69.4%                   675,925         1.44x
     44                             80.0%                   5,185,612            67.3%                       N/A          N/A
     45                             61.9%                   5,106,666            51.5%                   718,913         1.72x
     46                             76.9%                   5,280,107            67.7%                   666,517         1.37x
     47                             73.9%                   5,028,827            62.1%                   421,109         0.91x
     48                             64.0%                   4,916,062            53.4%                   788,806         1.87x
     49                             79.9%                   5,052,040            70.2%                   562,147         1.17x
     50                             77.7%                   4,098,332            56.9%                       N/A          N/A
     51                             60.8%                   4,501,368            50.0%                   296,268         0.84x
     52                             72.6%                   4,713,436            63.7%                   513,114         1.34x
     53                             61.6%                   4,381,560            50.9%                       N/A          N/A
     54                             66.7%                   3,390,000            66.7%                   344,912         1.49x
     55                             66.7%                   1,800,000            66.7%                   133,401         1.49x
     56                             79.8%                   4,186,300            66.4%                       N/A          N/A
     57                             62.5%                   4,628,162            57.9%                   498,442         1.48x
     58                             70.5%                   3,988,484            58.7%                   451,900         1.41x
     59                             69.7%                   3,984,430            58.0%                   531,250         1.52x
     60                             64.8%                   3,951,414            53.8%                   557,028         1.77x
     61                             76.0%                   4,136,064            66.2%                   455,072         1.24x
     62                             61.2%                   3,953,162            51.0%                   542,649         1.70x
     63                             56.5%                   3,953,162            47.1%                   585,498         1.83x
     64                             76.7%                   3,897,378            64.1%                   351,430         0.97x
     65                             64.2%                   3,785,910            53.3%                   365,328         1.21x
     66                             76.6%                   3,837,089            64.5%                   510,964         1.47x
     67                             77.7%                   3,735,402            64.6%                   441,672         1.44x
     68                             64.9%                   3,658,646            53.4%                   226,554         0.79x
     69                             79.7%                   3,709,190            66.8%                   420,967         1.28x
     70                             80.0%                   4,068,882            74.0%                       N/A          N/A
     71                             66.5%                   3,606,172            56.3%                   326,648         0.94x
     72                             59.5%                   3,660,826            51.9%                   421,959         1.44x
     73                             27.8%                      49,487            0.3%                  1,369,149         3.01x
     74                             79.8%                   3,447,694            66.3%                   622,322         2.15x
     75                             71.9%                   3,535,530            62.0%                   436,952         1.48x
     76                             72.7%                   3,573,493            65.0%                   373,036         1.29x
     77                             42.7%                   3,308,961            35.4%                   679,487         2.35x
     78                             78.3%                   3,366,919            66.0%                   397,607         1.37x
     79                             58.5%                   2,650,055            39.0%                   813,599         2.28x
     80                             78.9%                   3,272,826            65.5%                   424,686         1.51x
     81                             75.0%                   3,422,352            65.8%                   372,922         1.20x
     82                             78.8%                   3,236,945            66.1%                   370,804         1.38x
     83                             75.7%                   3,381,075            67.4%                   299,280         1.19x
     84                             72.8%                   3,197,679            61.5%                   371,436         1.19x
     85                             80.0%                   3,202,593            68.1%                   303,172         1.09x
     86                             63.9%                   3,475,892            59.3%                   335,327         1.28x
     87                             74.7%                   3,122,344            62.4%                   584,710         2.09x
     88                             67.2%                   2,845,954            51.7%                   489,404         1.74x
     89                             68.3%                   2,802,375            51.9%                   399,222         1.40x
     90                             75.7%                   3,066,099            63.7%                   359,587         1.40x
     91                             72.8%                   3,332,663            68.9%                   468,822         1.83x
     92                             77.8%                   3,065,475            68.1%                   290,343         1.19x
     93                             53.8%                   2,912,857            44.8%                   444,183         1.89x
     94                             73.7%                   2,905,372            61.4%                       N/A          N/A
     95                             79.0%                   3,015,349            68.5%                   424,284         1.75x
     96                             73.4%                   2,818,236            61.3%                   452,462         1.73x
     97                             80.0%                   2,853,196            67.9%                   239,161         0.98x
     98                             67.4%                   2,779,450            57.0%                   280,242         1.15x
     99                             63.0%                   2,742,255            52.7%                   344,221         1.29x
    100                             80.0%                   2,857,409            71.4%                   294,392         1.25x
    101                             74.2%                   2,674,902            62.2%                   347,751         1.49x
    102                             79.8%                   2,705,276            69.6%                   326,249         1.46x
    103                             68.1%                   2,587,796            57.5%                   302,012         1.32x
    104                             70.3%                   2,476,138            58.1%                       N/A          N/A
    105                             72.1%                   2,271,389            54.7%                   413,056         1.58x
    106                             55.9%                   2,478,580            46.3%                   378,193         1.92x
    107                             78.6%                   2,505,462            65.9%                       N/A          N/A
    108                             78.3%                   2,440,600            65.4%                   300,939         1.44x
    109                             60.6%                   2,369,779            50.4%                       N/A          N/A
    110                             77.0%                   2,413,951            66.1%                   293,416         1.23x
    111                             79.8%                   2,356,843            67.3%                   251,716         1.23x
    112                             74.9%                   2,595,916            69.7%                   275,990         1.45x
    113                             74.7%                   2,286,363            63.5%                   288,615         1.45x
    114                             60.5%                   2,213,571            50.7%                       N/A          N/A
    115                             73.6%                   2,016,630            56.8%                   318,093         1.50x
    116                             69.3%                   2,415,391            64.4%                   211,157         1.11x
    117                             76.5%                   2,129,059            63.7%                   226,044         1.18x
    118                             64.8%                   2,097,093            53.8%                   241,624         1.45x
    119                             69.6%                   1,959,010            54.0%                   311,752         1.47x
    120                             75.0%                   1,982,661            62.0%                       N/A          N/A
    121                             64.8%                   1,996,540            54.0%                   203,110         1.27x
    122                             64.8%                   1,936,400            53.8%                   268,847         1.74x
    123                             64.8%                   1,935,780            53.8%                   267,618         1.67x
    124                             79.8%                   1,886,588            66.2%                   243,881         1.59x
    125                             64.8%                   1,882,611            53.8%                   292,536         1.95x
    126                             70.4%                   1,859,194            59.0%                   173,730         1.03x
    127                             79.7%                   1,816,931            66.7%                       N/A          N/A
    128                             74.8%                   1,573,793            56.2%                   194,398         1.19x
    129                             64.8%                   1,720,693            53.8%                   172,055         1.26x
    130                             74.7%                   1,603,682            59.4%                   191,584         1.12x
    131                             64.5%                   1,752,541            56.5%                   210,380         1.41x
    132                             79.9%                   1,668,142            66.7%                   205,450         1.46x
    133                             73.0%                   1,857,079            68.0%                   190,497         1.37x
    134                             60.9%                   1,736,793            54.3%                   157,450         1.10x
    135                             79.7%                   1,642,781            67.3%                   189,177         1.31x
    136                             73.8%                   1,586,663            62.2%                   197,177         1.25x
    137                             76.1%                   1,561,127            63.5%                   132,045         1.00x
    138                             70.3%                   1,478,412            56.9%                       N/A          N/A
    139                             80.0%                   1,669,683            74.2%                    71,478         0.51x
    140                             50.3%                   1,515,090            42.4%                   230,218         1.71x
    141                             74.8%                   1,668,669            69.5%                   183,942         1.53x
    142                             80.0%                   1,492,879            70.3%                   194,532         1.52x
    143                             70.3%                   1,351,895            58.8%                   156,853         1.31x
    144                             76.8%                   1,393,989            71.9%                   153,509         1.40x
    145                             63.8%                   1,242,921            54.0%                   134,242         1.17x
    146                             79.2%                   1,268,024            69.3%                   172,737         1.54x
    147                             75.4%                   1,064,610            56.0%                   142,755         1.22x
    148                             67.5%                   1,314,916            62.6%                   238,439         2.27x
    149                             62.2%                   1,074,519            47.8%                   100,434         0.79x
    150                             62.6%                   1,136,794            52.9%                       N/A          N/A
    151                             73.0%                     988,091            56.8%                   183,415         1.74x
    152                             67.4%                   1,059,726            57.3%                   163,154         1.67x
    153                             39.0%                   1,047,043            32.7%                   305,171         2.86x
    154                             64.8%                   1,033,303            54.4%                    43,628         0.52x
    155                             75.1%                   1,026,507            63.8%                   109,053         1.08x
    156                             75.0%                     963,576            63.0%                       N/A          N/A
    157                             46.7%                     907,151            42.4%                   115,079         1.48x
    158                             74.8%                     684,654            62.2%                    95,808         1.61x
    159                             62.3%                     503,158            48.4%                    71,119         1.27x
    160                             53.4%                     478,837            41.6%                    89,092         1.72x

                         -------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             71.7%              $1,186,848,299            64.1%              $110,798,103         1.38x
                         =============================================================================================================

                                    80.0%               $ 100,000,000            74.2%               $ 8,704,484         3.26x
                                    27.8%                   $ 478,837            32.7%                  $ 43,628         0.51x




                                                     U/W                         U/W                  U/W             ADMINISTRATIVE
                 #                                   NOI                       NCF (5)              DSCR (6)               FEES
                 -                                   ---                       -------              --------               ----

                 1                                      $ 7,491,585                 $ 7,472,615      1.39x               0.0219%
                 2                                        8,426,667                   8,105,949      1.42x               0.0219%
                 3                                        6,203,282                   5,495,306      1.70x               0.0519%
                 4                                        6,778,839                   6,029,738      1.50x               0.0219%
                 5                                        4,157,294                   4,038,494      1.29x               0.0219%
                 6                                        4,205,616                   4,082,316      1.34x               0.0219%
                 7                                        3,309,268                   3,190,471      1.25x               0.0519%
                 8                                        2,875,334                   2,744,340      1.42x               0.0219%
                 9                                        2,538,171                   2,433,507      1.33x               0.0219%
                 10                                       2,333,497                   2,211,096      1.24x               0.0219%
                 11                                       2,820,089                   2,484,922      1.37x               0.0219%
                 12                                       2,515,392                   2,261,995      1.25x               0.0219%
                 13                                       3,227,877                   2,838,219      1.40x               0.0219%
                 14                                       1,888,304                   1,807,304      1.21x               0.1019%
                 15                                       1,884,439                   1,826,002      1.27x               0.0219%
                 16                                       1,947,782                   1,829,237      1.22x               0.0619%
                 17                                       1,751,444                   1,716,217      1.69x               0.0519%
                 18                                       1,540,291                   1,310,290      1.42x               0.0219%
                 19                                       1,532,411                   1,433,964      1.22x               0.0219%
                 20                                       1,892,241                   1,760,241      1.65x               0.0219%
                 21                                       1,360,668                   1,278,384      1.21x               0.0219%
                 22                                       1,706,641                   1,605,641      1.58x               0.0819%
                 23                                       1,302,630                   1,250,880      1.29x               0.0219%
                 24                                       1,780,143                   1,614,592      1.72x               0.0219%
                 25                                       1,227,390                   1,138,002      1.23x               0.0519%
                 26                                       1,442,716                   1,338,716      1.48x               0.0219%
                 27                                       1,303,330                   1,207,904      1.92x               0.0519%
                 28                                       1,280,533                   1,006,803      1.66x               0.0519%
                 29                                         985,032                     948,306      1.29x               0.0519%
                 30                                         960,681                     877,402      1.22x               0.0519%
                 31                                         896,371                     861,693      1.24x               0.0219%
                 32                                       1,064,967                     961,866      1.39x               0.0519%
                 33                                         824,262                     794,662      1.21x               0.0219%
                 34                                         975,978                     913,978      1.35x               0.0819%
                 35                                         819,250                     754,188      1.25x               0.0519%
                 36                                         851,562                     775,562      1.30x               0.0219%
                 37                                         880,809                     770,284      1.34x               0.0519%
                 38                                         962,154                     890,108      1.65x               0.0519%
                 39                                         833,760                     833,760      2.19x               0.0519%
                 40                                         718,618                     669,820      1.30x               0.1019%
                 41                                         712,114                     643,915      1.43x               0.0219%
                 42                                         676,369                     616,618      1.30x               0.0519%
                 43                                         590,529                     544,529      1.24x               0.0619%
                 44                                         642,565                     567,279      1.36x               0.1019%
                 45                                         724,528                     712,678      1.74x               0.0219%
                 46                                         630,023                     536,470      1.29x               0.0219%
                 47                                         608,259                     566,776      1.36x               0.0519%
                 48                                         688,804                     645,691      1.62x               0.0219%
                 49                                         512,302                     497,118      1.25x               0.0519%
                 50                                         533,269                     497,330      1.24x               0.0219%
                 51                                         612,465                     566,824      1.61x               0.0519%
                 52                                         505,362                     485,522      1.32x               0.0219%
                 53                                         628,095                     597,095      1.72x               0.0219%
                 54                                         342,116                     322,616      1.52x               0.0219%
                 55                                         142,924                     133,674      1.52x               0.0219%
                 56                                         522,308                     495,723      1.47x               0.1119%
                 57                                         460,858                     457,933      1.37x               0.0219%
                 58                                         466,764                     408,977      1.27x               0.0519%
                 59                                         539,408                     495,398      1.55x               0.0219%
                 60                                         523,301                     475,930      1.51x               0.0519%
                 61                                         455,091                     391,491      1.24x               0.0219%
                 62                                         507,046                     481,203      1.51x               0.0519%
                 63                                         538,895                     511,709      1.60x               0.0519%
                 64                                         448,265                     403,229      1.28x               0.0219%
                 65                                         504,837                     454,491      1.51x               0.0519%
                 66                                         488,206                     444,155      1.40x               0.0219%
                 67                                         392,099                     381,999      1.27x               0.0219%
                 68                                         496,918                     451,940      1.58x               0.0519%
                 69                                         445,138                     413,138      1.36x               0.0219%
                 70                                         355,198                     353,014      1.22x               0.0519%
                 71                                         432,918                     390,668      1.29x               0.0219%
                 72                                         423,167                     408,667      1.45x               0.0219%
                 73                                       1,080,219                     951,043      2.32x               0.0519%
                 74                                         482,336                     453,516      1.65x               0.0219%
                 75                                         433,587                     404,842      1.46x               0.0819%
                 76                                         379,029                     359,029      1.31x               0.0219%
                 77                                         675,518                     614,169      2.33x               0.0219%
                 78                                         365,130                     350,775      1.25x               0.0219%
                 79                                         727,130                     662,714      1.89x               0.0219%
                 80                                         333,822                     322,322      1.23x               0.0519%
                 81                                         383,603                     331,098      1.24x               0.0219%
                 82                                         371,280                     364,480      1.38x               0.0219%
                 83                                         327,729                     305,979      1.22x               0.0519%
                 84                                         375,031                     321,031      1.21x               0.0219%
                 85                                         365,353                     334,848      1.33x               0.0219%
                 86                                         379,636                     365,536      1.46x               0.0619%
                 87                                         465,609                     412,727      1.62x               0.0219%
                 88                                         491,158                     429,597      1.53x               0.0819%
                 89                                         416,622                     369,501      1.37x               0.0519%
                 90                                         335,406                     330,330      1.30x               0.1119%
                 91                                         395,467                     356,228      1.52x               0.0219%
                 92                                         307,612                     300,712      1.26x               0.0219%
                 93                                         417,948                     402,761      1.71x               0.0519%
                 94                                         301,124                     288,742      1.23x               0.0219%
                 95                                         312,165                     287,965      1.27x               0.0519%
                 96                                         362,696                     291,836      1.27x               0.0519%
                 97                                         318,175                     295,542      1.33x               0.0219%
                 98                                         304,730                     291,530      1.26x               0.0819%
                 99                                         387,301                     327,955      1.48x               0.0319%
                100                                         314,135                     289,135      1.34x               0.0619%
                101                                         323,628                     302,495      1.38x               0.0219%
                102                                         302,133                     280,883      1.34x               0.0619%
                103                                         335,822                     317,777      1.48x               0.0219%
                104                                         272,647                     270,473      1.38x               0.0219%
                105                                         361,565                     292,266      1.34x               0.0219%
                106                                         323,413                     289,950      1.48x               0.0519%
                107                                         282,425                     273,210      1.32x               0.0219%
                108                                         294,112                     272,512      1.40x               0.0419%
                109                                         293,807                     291,623      1.54x               0.0219%
                110                                         271,069                     249,569      1.29x               0.0519%
                111                                         257,449                     247,167      1.26x               0.0219%
                112                                         278,674                     267,296      1.41x               0.0519%
                113                                         270,308                     261,606      1.35x               0.0319%
                114                                         274,428                     272,254      1.51x               0.0219%
                115                                         307,512                     282,712      1.45x               0.0219%
                116                                         243,685                     231,935      1.30x               0.0219%
                117                                         272,121                     248,121      1.44x               0.0219%
                118                                         305,064                     274,243      1.64x               0.0519%
                119                                         290,553                     260,228      1.36x               0.0219%
                120                                         211,097                     200,586      1.28x               0.0219%
                121                                         255,968                     239,119      1.49x               0.0519%
                122                                         288,187                     261,893      1.70x               0.0519%
                123                                         295,020                     265,761      1.73x               0.0519%
                124                                         212,075                     207,175      1.38x               0.0219%
                125                                         255,298                     226,393      1.51x               0.0519%
                126                                         213,614                     196,614      1.29x               0.0219%
                127                                         220,428                     194,083      1.31x               0.0219%
                128                                         216,612                     202,567      1.34x               0.0219%
                129                                         226,199                     197,017      1.44x               0.0519%
                130                                         225,606                     206,606      1.34x               0.0219%
                131                                         234,084                     216,012      1.58x               0.0219%
                132                                         211,595                     204,522      1.51x               0.0219%
                133                                         208,396                     203,496      1.50x               0.1119%
                134                                         173,766                     158,806      1.22x               0.0219%
                135                                         186,049                     178,049      1.29x               0.0219%
                136                                         208,332                     177,239      1.34x               0.0219%
                137                                         158,200                     153,888      1.21x               0.0219%
                138                                         197,801                     184,162      1.34x               0.0519%
                139                                         162,724                     154,904      1.25x               0.0219%
                140                                         199,853                     187,288      1.47x               0.0219%
                141                                         193,532                     183,129      1.52x               0.0519%
                142                                         186,899                     170,187      1.45x               0.0219%
                143                                         164,949                     152,949      1.38x               0.0219%
                144                                         143,517                     133,683      1.30x               0.0219%
                145                                         156,194                     144,194      1.38x               0.0219%
                146                                         162,349                     148,147      1.44x               0.0219%
                147                                         150,929                     138,929      1.30x               0.0219%
                148                                         193,664                     166,864      1.79x               0.0219%
                149                                         167,806                     151,678      1.42x               0.0219%
                150                                         143,291                     135,255      1.43x               0.0219%
                151                                         142,884                     131,134      1.33x               0.0219%
                152                                         142,216                     128,929      1.44x               0.0219%
                153                                         263,422                     204,486      2.38x               0.0219%
                154                                         140,145                     123,892      1.46x               0.0519%
                155                                         133,363                     118,298      1.36x               0.0219%
                156                                         126,157                     116,208      1.47x               0.0219%
                157                                         113,033                     107,833      1.45x               0.0819%
                158                                          77,481                      71,710      1.29x               0.0219%
                159                                          80,062                      72,711      1.45x               0.0219%
                160                                          94,721                      88,818      1.84x               0.0219%

                                     --------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                               $ 132,954,943               $ 123,826,051      1.41x
                                     ==========================================================================

                                                        $ 8,426,667                 $ 8,105,949      2.38x
                                                           $ 77,481                    $ 71,710      1.21x

(A)  THE UNDERLYING MORTGAGE LOANS SECURED BY BIG TREE RV RESORT AND MILL CREEK
     RV PARK ARE CROSS-COLLATERALIZED AND CROSS-DEFAULTED, RESPECTIVELY.

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

(2)  AT MATURITY WITH RESPECT TO BALLOON LOANS OR AT THE ARD IN THE CASE OF ARD
     LOANS, THERE CAN BE NO ASSURANCE THAT THE VALUE OF ANY PARTICULAR MORTGAGED
     PROPERTY WILL NOT HAVE DECLINED FROM THE ORIGINAL APPRAISAL VALUE.

(3)  IN THE CASE OF CROSS-COLLATERALIZED AND CROSS-DEFAULTED UNDERLYING MORTGAGE
     LOANS, THE COMBINED LTV IS PRESENTED FOR EACH AND EVERY RELATED UNDERLYING
     MORTGAGE LOAN.

(4)  IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO
     BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

(5)  U/W NCF REFLECTS THE NET CASH FLOW AFTER U/W REPLACEMENT RESERVES, U/W LC'S
     AND TI'S AND U/W FF&E.

(6)  U/W DSCR IS BASED ON THE AMOUNT OF THE MONTHLY PAYMENTS PRESENTED. IN THE
     CASE OF CROSS-COLLATERALIZED AND CROSS-DEFAULTED UNDERLYING MORTGAGE LOANS
     THE COMBINED U/W DSCR IS PRESENTED FOR EACH AND EVERY RELATED UNDERLYING
     MORTGAGE LOAN.

             ENGINEERING RESERVES AND RECURRING REPLACEMENT RESERVES



                                                                                                                CONTRACTUAL
                                                                                               ENGINEERING       RECURRING
                      LOAN                                                                      RESERVE AT      REPLACEMENT
   #     CROSSED     GROUP     LOAN NAME                                                       ORIGINATION     RESERVE/FF&E
   -     -------     -----     ---------                                                       -----------     ------------

   1                   1       Two Rodeo Drive                                                   $216,250         $19,500
   2                   1       Lynwood Marketplace                                               $29,075          $61,500
   3                   1       Hilton Gaslamp Quarter Hotel                                         $0              $0
   4                   1       Och Ziff Portfolio                                                $18,431            $0
   5                   2       Mansions at Coyote Ridge                                             $0           $105,600
   6                   2       Mansions at Ridgeview Ranch                                        $7,313         $109,600
   7                   2       Exchange at Gainesville Apartments                                $36,300         $118,800
   8                   1       The Atrium at St. Francis                                            $0            $22,344
   9                   2       Circle Park Apartments                                            $125,000        $104,664
   10                  1       Midway Shopping Center                                            $16,426          $38,000
   11                  1       Franklin Covey Corporate Campus                                      $0              $0
   12                  1       301 Yamato Road                                                  $1,057,500        $30,967
   13                  1       Marriott Cool Springs - Franklin TN                                  $0              $0
   14                  2       Pinnacle Mountain View Apartments                                 $43,500          $81,000
   15                  1       Trails End Marketplace                                             $2,813          $15,360
   16                  1       The Pavilion Center                                                $3,750          $20,202
   17                  1       Turnpike Plaza                                                       $0              $0
   18                  1       Bank of America Center  - West Palm Beach                            $0              $0
   19                  1       The Oaks Shopping Center                                             $0              $0
   20                  2       Normandie Holdings Portfolio I                                    $85,450         $121,000
   21                  1       Reseda Marketplace                                                   $0            $11,523
   22                  2       Brentwood Chase Apartments                                           $0           $100,992
   23                  2       Main Street Apartments                                             $4,475          $47,196
   24                  1       Hillcrest Shopping Center                                         $62,157            $0
   25                  1       Glenbrook Centre                                                     $0            $17,121
   26                  2       The Moors at Countryview                                          $14,062         $104,004
   27                  1       Charter Oak Marketplace                                              $0              $0
   28                  1       American Twine Office Park                                           $0              $0
   29                  1       Governors Towne Square                                               $0              $0
   30                  1       Southport Centre                                                  $19,063            $0
   31                  1       Freehome Village                                                   $3,750          $7,440
   32                  1       Sienna Office Park Building 3                                        $0            $8,893
   33                  2       Amberly Village Townhomes                                          $2,500          $29,600
   34                  2       Cowan Farm Apartments                                                $0            $62,004
   35                  1       San Fernando Mission Plaza                                        $21,825          $10,260
   36                  2       Woodbridge Apartments                                             $154,375         $76,000
   37                  1       Shoppes of Lake Village                                           $39,375          $21,780
   38                  1       Greenway Terrace Shopping Center                                  $260,500         $12,252
   39                  1       Brunswick Plaza                                                      $0              $0
   40                  1       LaPaloma Plaza                                                    $40,091          $6,000
   41                  1       4405 East West Highway                                               $0              $0
   42                  1       The Bioreliance Building                                             $0            $9,700
   43                  2       Beechwood Villas                                                  $46,750          $46,000
   44                  1       Omega Center                                                         $0            $22,824
   45                  1       Metropolitan MHP                                                  $37,500            $0
   46                  1       I-84 Airport Distribution Center                                     $0            $14,924
   47                  1       34 Marketplace                                                       $0              $0
   48                  1       Avenue Mentry                                                        $0            $13,072
   49                  1       Lock N Store - Pensacola                                          $126,250         $15,216
   50                  1       Lake Osprey Village                                                  $0            $3,264
   51                  1       Cedar-Fairfield Plaza                                                $0              $0
   52                  1       GFC Atlantic                                                         $0            $3,361
   53                  2       Gateway Village Apartments                                           $0            $31,000
   54      (A)         2       Big Tree RV Resort                                                $10,500            $0
   55      (A)         2       Mill Creek RV Park                                                 $7,750            $0
   56                  1       Valencia Mercado                                                     $0              $0
   57                  1       20 East 42nd Street                                                $8,750          $2,600
   58                  1       Marbella Plaza Shopping Center                                    $275,710         $9,636
   59                  1       Greenwood Commons Shopping Center                                    $0              $0
   60                  1       Cedar-Polaris Plaza                                                  $0              $0
   61                  2       Country Place Apartments                                           $9,625          $63,600
   62                  1       East Lake Sammamish Shopping Center  Pads 1 & 2                      $0              $0
   63                  1       East Lake Sammamish - Pad 3,4,7                                      $0              $0
   64                  2       The Lakes Apartments                                              $53,750          $45,036
   65                  1       Cedar-Powell Plaza                                                   $0              $0
   66                  1       Fairporte Green Center                                               $0            $6,125
   67                  2       Serenity Mobile Home Park                                         $59,063          $10,100
   68                  1       Cedar-Pickerington Plaza Shopping Center                             $0              $0
   69                  2       Laurel Park Apartments                                             $5,000          $32,000
   70                  1       Walgreens Riverside                                                  $0              $0
   71                  2       Astoria Apartments                                                $87,063          $42,250
   72                  2       Embers Apartments                                                   $625           $14,500
   73                  1       Olympus Hills Shopping Center                                        $0              $0
   74                  1       Lancaster Court Apartments                                        $84,015          $28,820
   75                  1       Riverchase Plaza                                                     $0            $3,820
   76                  2       American Beauty Mill Apartments                                      $0            $16,000
   77                  1       Elliott Court                                                        $0              $0
   78                  1       Hiram Walk                                                           $0            $1,392
   79                  1       Holiday Inn Express - Lake Charles                                   $0              $0
   80                  2       Wimbledon Court Apartments                                           $0              $0
   81                  1       Fondren Corner                                                       $0              $0
   82                  1       Alta Vista MHP                                                    $34,688            $0
   83                  2       Meridian Glen                                                        $0            $21,756
   84                  2       Sterling Pointe                                                   $35,625          $54,000
   85                  1       Westview Corporate Center I                                          $0            $3,844
   86                  1       Wasatch View Estates MHP                                             $0              $0
   87                  2       Northeast View Apartments                                         $21,250          $52,825
   88                  1       Holiday Inn Express Plano                                            $0              $0
   89                  1       Apollo Office                                                        $0            $7,481
   90                  2       Fairview MHP                                                      $38,040            $0
   91                  1       The Crystal Building                                                 $0            $6,098
   92                  2       Deserama MHP                                                         $0            $6,900
   93                  1       East Lake Sammamish - Pad 5,6                                        $0              $0
   94                  1       Roseville Rite Aid                                                   $0              $0
   95                  2       Panther Springs Apartments                                           $0              $0
   96                  1       Riggs Office Building                                                $0            $13,680
   97                  1       Coyner Park Shops                                                  $7,625            $0
   98                  1       Conway Plantation MHP                                                $0              $0
   99                  1       Willow Commons                                                       $0            $5,700
  100                  2       Fox Bend Apartments                                                $1,625          $25,000
  101                  1       PCH Office Building                                                  $0            $5,143
  102                  2       MacArthur Park Apartments                                           $625           $21,250
  103                  1       Nazareth Square                                                     $938           $2,245
  104                  1       Walgreens Milwaukee                                                  $0              $0
  105                  1       4141 North Belt                                                   $131,938         $10,465
  106                  1       Cedar-Centerville Plaza                                              $0              $0
  107                  1       West Ridge Outlot                                                    $0              $0         (3)
  108                  2       Windsor Place Apartments                                             $0            $21,600
  109                  1       Walgreens Palm Bay                                                   $0              $0
  110                  2       Sunset Trace Apartments                                           $29,875          $21,504
  111                  1       Shops of Mansell                                                     $0            $1,008
  112                  1       Pioneer Storage Solutions                                            $0            $11,405
  113                  1       1575 South Randall Road                                              $0            $1,140
  114                  1       Walgreens Lima                                                       $0              $0
  115                  1       Girvin Plaza                                                         $0            $3,204
  116                  2       CW Moore Apartments                                               $10,677          $9,400
  117                  2       Seven Oaks Apartments                                             $22,500            $0
  118                  1       Cedar-Lodi Plaza                                                     $0              $0
  119                  1       Timbrook Square                                                   $130,500           $0
  120                  1       Panera Plaza                                                         $0              $0
  121                  1       Cedar-Oswego Staples Store                                           $0              $0
  122                  1       Cedar-Ontario Plaza                                                  $0              $0
  123                  1       Cedar-Shelby Plaza                                                   $0              $0
  124                  1       Rock Oak MHP                                                      $42,370          $4,900
  125                  1       Cedar - Dover Plaza                                                  $0              $0
  126                  2       Raymond Street Apartments                                            $0            $17,000
  127                  1       Lovell Pointe                                                        $0              $0
  128                  1       Wauchula Square                                                      $0              $0
  129                  1       Clyde Plaza                                                          $0              $0
  130                  2       Gateway Apartments                                                $59,744          $19,000
  131                  1       1009-1039 Marietta Street                                            $0            $2,040
  132                  1       Starbucks--Horsham                                                   $0              $0
  133                  2       Highland MHP                                                      $11,250            $0
  134                  1       Cypress Retail Center                                                $0            $3,349
  135                  2       Cramer Woods Apartments                                              $0            $8,000
  136                  1       Pflugerville Office Park                                            $315           $2,750
  137                  1       Shore Mobile Acres MHP                                               $0              $0
  138                  1       St. Cloud Commons                                                    $0              $0
  139                  1       Loganville Plaza                                                   $1,250            $0
  140                  1       North Hollywood Retail Center                                        $0            $21,850
  141                  1       American Self Storage                                             $37,813          $8,403
  142                  1       Beacon Office Building                                             $5,675          $2,722
  143                  2       Hilton Apartments                                                    $0            $12,000
  144                  1       Cheek-Neal Building                                                  $0            $4,275
  145                  2       Aspen Leaf Apartments                                             $27,375          $12,000
  146                  2       Kenmore Apartment Portfolio (3)                                   $28,100          $14,094
  147                  2       Shelborne Park II                                                    $0            $12,000
  148                  2       Quail Ridge Apartments                                            $16,250          $26,800
  149                  1       Parkway Shopping Center                                             $500             $0
  150                  1       Legacy Plaza                                                         $0              $0
  151                  2       Moravia Arms Apartments                                              $0            $11,750
  152                  1       Parris Center                                                      $2,975            $0
  153                  1       AG Edwards Building                                                  $0              $0
  154                  1       Cedar-Geneseo Plaza                                                  $0              $0
  155                  1       Dearborn One Office                                                $8,919            $0
  156                  1       Clay Commons Shopping Center                                         $0            $1,452
  157                  1       Northlake Village MHP                                              $1,250          $8,300
  158                  1       Franklin Retail                                                    $1,316            $0
  159                  1       Bombay Properties                                                  $1,663            $0
  160                  1       Central Boulevard Mini Storage                                    $59,598          $5,903




                 U/W
              RECURRING                 LC & TI                       Contractual                                     Tax &
             REPLACEMENT               RESERVE AT                      RECURRING             U/W                    INSURANCE
   #         RESERVE/FF&E             Origination                       LC & TI            LC & TI                   ESCROWS
   -         ------------             -----------                       -------            -------                   -------

   1           $18,970                 $4,900,000                         $0                  $0                       Both
   2           $59,580                     $0                          $150,000            $261,138                    Both
   3              $0                       $0                             $0                  $0                       None
   4           $749,101                    $0                             $0                  $0                       Both
   5           $118,800                    $0                             $0                  $0                       Both
   6           $123,300                    $0                             $0                  $0                       Both
   7           $118,797                    $0                             $0                  $0                       Tax
   8           $22,334                     $0                           $75,000            $108,660                    Both
   9           $104,664                    $0                             $0                  $0                       Both
   10          $44,057                     $0                           $73,000            $78,344                     Both
   11          $58,079                     $0                             $0               $277,088                    None
   12          $41,289                  $13,888                        $166,656            $212,108                    Both
   13          $389,658                    $0                             $0                  $0                       Both
   14          $81,000                     $0                             $0                  $0                       Both
   15          $15,859                     $0                           $47,316            $42,578                     Tax
   16          $20,354                     $0                           $24,000            $98,191                     Both
   17          $25,700                     $0                             $0                $9,527                     Tax
   18          $21,011                     $0                             $0               $208,990                    None
   19          $25,392                     $0                             $0               $73,055                     Both
   20          $132,000                    $0                             $0                  $0                       Both
   21          $11,523                     $0                             $0               $70,761                     Both
   22          $101,000                    $0                             $0                  $0                       Both
   23          $51,750                     $0                             $0                  $0                       Both
   24          $36,408                     $0                             $0               $129,143                    None
   25          $17,121                     $0                             $0               $72,267                     Tax
   26          $104,000                    $0                             $0                  $0                       Both
   27          $14,303                     $0                             $0               $81,123                     Tax
   28          $28,591                     $0                             $0               $245,139                    Both
   29          $10,299                   $2,100                         $25,200            $26,427                     None
   30          $12,593                     $0                             $0               $70,686                     Both
   31          $11,151                     $0                           $10,008            $23,527                     None
   32           $8,893                   $4,167                         $50,000            $94,208                     Both
   33          $29,600                     $0                             $0                  $0                       Both
   34          $62,000                     $0                             $0                  $0                       Both
   35          $17,100                     $0                             $0               $47,962                     Tax
   36          $76,000                     $0                             $0                  $0                       Both
   37          $21,780                  $150,000                        $39,996            $88,745                     Both
   38          $12,252                     $0                             $0               $59,794                     Tax
   39             $0                       $0                             $0                  $0                       None
   40           $7,201                  $50,000                         $10,020            $41,597                     Both
   41           $9,790                     $0                             $0               $58,409                     Both
   42           $9,700                     $0                (1)          $0               $50,051                     Both
   43          $46,000                     $0                             $0                  $0                       Both
   44          $22,824                   $2,292                         $27,504            $52,462                     Both
   45          $11,850                     $0                             $0                  $0                       Both
   46          $14,924                     $0                           $33,600            $78,629                     Both
   47           $5,166                     $0                           $34,440            $36,317                     Both
   48          $10,893                     $0                             $0               $32,220                     Both
   49          $15,184                     $0                             $0                  $0                       Both
   50           $3,260                     $0                           $24,000            $32,679                     Both
   51          $10,842                     $0                             $0               $34,799                     None
   52           $3,362                  $50,000                         $22,410            $16,478                     Both
   53          $31,000                     $0                             $0                  $0                       Both
   54          $19,500                     $0                             $0                  $0                       Both
   55           $9,250                     $0                             $0                  $0                       Both
   56           $8,221                     $0                           $18,000            $18,364                     Both
   57           $2,925                     $0                           $4,000                $0                       Both
   58           $9,634                     $0                             $0               $48,153                     Tax
   59          $10,171                     $0                             $0               $33,839                     Both
   60           $7,542                     $0                             $0               $39,829                     None
   61          $63,600                     $0                             $0                  $0                       Both
   62           $2,624                     $0                             $0               $23,219                     Tax
   63           $2,711                     $0                             $0               $24,475                     Tax
   64          $45,036                     $0                             $0                  $0                       Both
   65           $7,466                     $0                             $0               $42,880                     None
   66           $6,125                     $0                           $36,000            $37,926                     Both
   67          $10,100                     $0                             $0                  $0                       Both
   68           $7,172                     $0                             $0               $37,806                     None
   69          $32,000                     $0                             $0                  $0                       Both
   70           $2,184                     $0                             $0                  $0                       None
   71          $42,250                     $0                             $0                  $0                       Both
   72          $14,500                     $0                             $0                  $0                       Both
   73          $33,095                     $0                             $0               $96,081                     None
   74          $28,820                     $0                             $0                  $0                       Both
   75           $3,820                     $0                           $20,000            $24,925                     Both
   76          $20,000                     $0                             $0                  $0                       Both
   77           $9,453                     $0                             $0               $51,896                     None
   78           $2,071                     $0                           $10,008            $12,284                     Both
   79          $64,416                     $0                             $0                  $0                       Both
   80          $11,500                     $0                             $0                  $0                       Both
   81           $9,037                     $0                           $36,000            $43,468                     Both
   82           $6,800                     $0                             $0                  $0                       Both
   83          $21,750                     $0                             $0                  $0                       Both
   84          $54,000                     $0                             $0                  $0                       Both
   85           $3,857                     $0                           $21,667            $26,648                     Both
   86          $14,100                     $0                             $0                  $0                       Both
   87          $52,882                     $0                             $0                  $0                       Both
   88          $61,561                     $0                             $0                  $0                       Both
   89           $7,481                   $2,794                         $33,526            $33,050                     Both
   90           $5,076                     $0                             $0                  $0                       Both
   91           $6,097                     $0                           $32,000            $33,142                     Both
   92           $6,900                     $0                             $0                  $0                       Both
   93           $1,500                     $0                             $0               $13,687                     Tax
   94           $4,800                     $0                             $0                $7,582                     Both
   95          $24,200                     $0                             $0                  $0                       Both
   96          $13,686                   $2,281                         $27,372            $57,174                     Both
   97           $4,077                     $0                           $20,640            $18,556                     Both
   98          $13,200                     $0                             $0                  $0                       Both
   99           $9,944                     $0                (2)          $0               $49,402                     Both
  100          $25,000                     $0                             $0                  $0                       Both
  101           $5,143                  $100,000                          $0               $15,990                     Both
  102          $21,250                     $0                             $0                  $0                       Both
  103           $2,245                     $0                           $15,000            $15,800                     Both
  104           $2,174                     $0                             $0                  $0                    Insurance
  105          $10,465                     $0                             $0               $58,834                     Both
  106           $7,424                     $0                             $0               $26,039                     None
  107           $1,080                     $0                (4)          $0                $8,135                     None
  108          $21,600                     $0                             $0                  $0                       Both
  109           $2,184                     $0                             $0                  $0                       None
  110          $21,500                     $0                             $0                  $0                       Both
  111           $1,512                  $50,000                           $0                $8,770                     Both
  112          $11,378                     $0                             $0                  $0                       Both
  113           $2,110                  $175,000                          $0                $6,592                     Both
  114           $2,174                     $0                             $0                  $0                       None
  115           $4,800                     $0                           $20,004            $20,000                     Both
  116          $11,750                     $0                             $0                  $0                       Both
  117          $24,000                     $0                             $0                  $0                       Both
  118           $5,786                     $0                             $0               $25,035                     None
  119          $14,882                  $75,000                         $15,000            $15,443                     Both
  120           $1,371                     $0                           $6,400              $9,140                     None
  121           $3,583                     $0                             $0               $13,266                     None
  122           $6,133                     $0                             $0               $20,161                     None
  123           $5,489                     $0                             $0               $23,770                     None
  124           $4,900                     $0                             $0                  $0                       Both
  125           $5,761                     $0                             $0               $23,144                     None
  126          $17,000                     $0                             $0                  $0                       Both
  127           $3,093                  $60,000                           $0               $23,252                     None
  128           $3,474                     $0                           $18,000            $10,571                     Both
  129           $5,189                     $0                             $0               $23,993                     None
  130          $19,000                     $0                             $0                  $0                       Both
  131           $3,072                     $0                           $15,000            $15,000                     Both
  132            $923                   $12,000                         $18,900             $6,150                     Both
  133           $4,900                     $0                             $0                  $0                       Both
  134           $3,349                  $35,000                         $22,329            $11,611                     Both
  135           $8,000                     $0                             $0                  $0                       Both
  136           $4,125                  $98,605                           $0               $26,968                     Both
  137           $4,312                     $0                             $0                  $0                       Both
  138           $1,701                     $0                             $0               $11,938                     None
  139           $1,020                     $0                           $7,500              $6,800                     Both
  140           $1,821                  $150,000                          $0               $10,744                     Both
  141          $10,403                     $0                             $0                  $0                       Both
  142           $2,722                     $0                           $10,000            $13,990                     Both
  143          $12,000                     $0                             $0                  $0                       Both
  144           $3,535                     $0                             $0                $6,299                     Both
  145          $12,000                     $0                             $0                  $0                       Both
  146          $14,202                     $0                             $0                  $0                       Both
  147          $12,000                     $0                             $0                  $0                       Both
  148          $26,800                     $0                             $0                  $0                       Both
  149           $2,775                     $0                           $12,000            $13,353                     Both
  150            $984                      $0                           $5,000              $7,052                     Both
  151          $11,750                     $0                             $0                  $0                       Both
  152           $1,733                  $10,000                         $10,008            $11,554                     Both
  153           $9,693                     $0                             $0               $49,243                     None
  154           $2,901                   $1,054                         $12,648            $13,352                     None
  155           $2,961                     $0                             $0               $12,104                     Both
  156           $1,446                     $0                           $4,820              $8,503                     Both
  157           $5,200                     $0                             $0                  $0                       Both
  158            $588                    $5,183                         $5,184              $5,183                     Both
  159           $1,591                     $0                           $10,440             $5,760                     Both
  160           $5,903                     $0                             $0                  $0                       Both

A    THE UNDERLYING MORTGAGE LOANS SECURED BY BIG TREE RV RESORT AND MILL CREEK
     RV PARK ARE CROSS-COLLATERALIZED AND CROSS-DEFAULTED, RESPECTIVELY.

(1)  COMMENCING ON 9/1/2010, THE BORROWER IS REQUIRED TO DEPOSIT A MONTHLY
     AMOUNT OF $4,014.67 INTO THE ONGOING TILC RESERVE.

(2)  COMMENCING ON 5/11/2008, THE BORROWER IS REQUIRED TO DEPOSIT A MONTHLY
     AMOUNT OF $10,500.00 INTO THE ONGOING TILC RESERVE UNTIL THE RESERVE
     BALANCE >= $125,000.00.

(3)  COMMENCING ON 12/11/2008 THE BORROWER IS REQUIRED TO DEPOSIT $65.00 ON EACH
     PAYMENT DATE INTO THE ONGOING MONTHLY REPLACEMENT RESERVE UNTIL THE BALANCE
     EQUALS OR EXCEEDS $2,300.00.

(4)  COMMENCING ON 1/11/2006 BORROWER IS REQUIRED TO DEPOSIT $475.00 ON EACH
     PAYMENT DATE INTO THE ONGOING TILC RESERVE UNTIL THE BALANCE EQUALS OR
     EXCEEDS $25,000.00.

                   MAJOR TENANTS OF THE COMMERCIAL PROPERTIES



                                                                       CUT-OFF
                                                                   DATE PRINCIPAL   PROPERTY
  #    CROSSED    PROPERTY NAME                                      BALANCE (1)    TYPE        SQ. FT.
  -    -------    -------------                                      -----------    ----        -------

  1               Two Rodeo Drive                                   $100,000,000    Retail      126,468
  2               Lynwood Marketplace                                $72,305,119    Retail      397,199
  8               The Atrium at St. Francis                          $30,000,000    Office      148,896
 10               Midway Shopping Center                             $27,400,000    Retail      292,710
 11               Franklin Covey Corporate Campus                    $27,173,290    Office      111,332
 12               301 Yamato Road                                    $27,000,000    Office      206,447
 15               Trails End Marketplace                             $21,877,755    Retail      102,396
 16               The Pavilion Center                                $21,570,000    Retail      136,774
 17               Turnpike Plaza                                     $20,500,000    Retail      144,596
 18               Bank of America Center  - West Palm Beach          $18,550,000    Office      105,057
 19               The Oaks Shopping Center                           $17,200,000    Retail      169,281
 21               Reseda Marketplace                                 $15,750,000    Retail       76,818
 24               Hillcrest Shopping Center                          $14,000,000    Retail      238,136
 25               Glenbrook Centre                                   $14,000,000    Retail      114,141
 27               Charter Oak Marketplace                            $12,675,000    Retail      244,900
 28               American Twine Office Park                         $12,000,000    Office      114,364
 29               Governors Towne Square                             $11,000,000    Retail       68,658
 30               Southport Centre                                   $10,800,000    Retail       86,371
 31               Freehome Village                                   $10,576,687    Retail       74,340
 32               Sienna Office Park Building 3                      $10,466,636    Office       44,465
 35               San Fernando Mission Plaza                          $9,100,000    Retail       68,399
 37               Shoppes of Lake Village                             $8,741,091    Retail      135,437
 38               Greenway Terrace Shopping Center                    $8,291,304    Retail       81,681
 39               Brunswick Plaza                                     $7,670,000    Retail      169,793
 40               LaPaloma Plaza                                      $7,335,851    Retail       47,064
 41               4405 East West Highway                              $6,850,000    Office       57,586
 42               The Bioreliance Building                            $6,650,000    Office       48,500
 44               Omega Center                                        $6,160,000    Mixed Use    83,934
 46               I-84 Airport Distribution Center                    $6,000,000    Industrial  149,238
 47               34 Marketplace                                      $5,982,735    Retail       34,438
 48               Avenue Mentry                                       $5,887,746    Industrial  108,931
 50               Lake Osprey Village                                 $5,595,346    Retail       32,600
 51               Cedar-Fairfield Plaza                               $5,469,182    Retail       72,279
 52               GFC Atlantic                                        $5,370,000    Retail       22,410
 56               Valencia Mercado                                    $5,029,307    Retail       54,807
 57               20 East 42nd Street                                 $5,000,000    Mixed Use    11,812
 58               Marbella Plaza Shopping Center                      $4,795,287    Retail       64,228
 59               Greenwood Commons Shopping Center                   $4,789,773    Retail       67,809
 60               Cedar-Polaris Plaza                                 $4,759,727    Retail       50,283
 62               East Lake Sammamish Shopping Center  Pads 1 & 2     $4,745,392    Retail       17,496
 63               East Lake Sammamish - Pad 3,4,7                     $4,745,392    Retail       18,076
 65               Cedar-Powell Plaza                                  $4,560,367    Retail       49,772
 66               Fairporte Green Center                              $4,558,777    Retail       40,834
 68               Cedar-Pickerington Plaza Shopping Center            $4,445,271    Retail       47,810
 70               Walgreens Riverside                                 $4,400,000    Retail       14,560
 73               Olympus Hills Shopping Center                       $4,185,435    Retail      175,392
 75               Riverchase Plaza                                    $4,100,000    Retail       25,466
 77               Elliott Court                                       $3,995,937    Mixed Use    47,265
 78               Hiram Walk                                          $3,992,266    Retail       13,808
 81               Fondren Corner                                      $3,900,000    Mixed Use    59,247
 85               Westview Corporate Center I                         $3,760,000    Office       25,711
 89               Apollo Office                                       $3,688,751    Mixed Use    37,404
 91               The Crystal Building                                $3,520,000    Office       40,646
 93               East Lake Sammamish - Pad 5,6                       $3,496,605    Retail       14,000
 94               Roseville Rite Aid                                  $3,483,937    Retail       31,472
 96               Riggs Office Building                               $3,375,000    Office       54,743
 97               Coyner Park Shops                                   $3,360,000    Retail       27,183
 99               Willow Commons                                      $3,274,572    Retail       58,497
 101              PCH Office Building                                 $3,190,468    Office       25,713
 103              Nazareth Square                                     $3,066,288    Retail       12,042
 104              Walgreens Milwaukee                                 $2,996,901    Retail       14,490
 105              4141 North Belt                                     $2,990,864    Office       52,325
 106              Cedar-Centerville Plaza                             $2,990,299    Retail       49,494
 107              West Ridge Outlot                                   $2,988,034    Retail       13,920
 109              Walgreens Palm Bay                                  $2,847,167    Retail       14,560
 111              Shops of Mansell                                    $2,794,586    Retail       10,080
 113              1575 South Randall Road                             $2,689,960    Retail       14,065
 114              Walgreens Lima                                      $2,644,590    Retail       14,490
 115              Girvin Plaza                                        $2,613,386    Retail       31,997
 118              Cedar-Lodi Plaza                                    $2,526,874    Retail       38,576
 119              Timbrook Square                                     $2,523,363    Retail       78,326
 120              Panera Plaza                                        $2,400,000    Retail       9,140
 121              Cedar-Oswego Staples Store                          $2,397,475    Retail       23,884
 122              Cedar-Ontario Plaza                                 $2,332,515    Retail       38,423
 123              Cedar-Shelby Plaza                                  $2,332,499    Retail       36,596
 125              Cedar - Dover Plaza                                 $2,267,723    Retail       38,409
 127              Lovell Pointe                                       $2,172,952    Office       20,620
 128              Wauchula Square                                     $2,093,508    Retail       23,160
 129              Clyde Plaza                                         $2,073,332    Retail       34,592
 131              1009-1039 Marietta Street                           $2,000,000    Retail       20,478
 132              Starbucks--Horsham                                  $1,998,093    Retail       6,150
 134              Cypress Retail Center                               $1,950,000    Retail       22,329
 136              Pflugerville Office Park                            $1,880,967    Mixed Use    27,500
 138              St. Cloud Commons                                   $1,828,036    Retail       11,340
 139              Loganville Plaza                                    $1,800,000    Retail       6,800
 140              North Hollywood Retail Center                       $1,796,573    Retail       7,151
 142              Beacon Office Building                              $1,700,000    Office       14,833
 144              Cheek-Neal Building                                 $1,490,315    Mixed Use    4,252
 149              Parkway Shopping Center                             $1,400,397    Retail       18,503
 150              Legacy Plaza                                        $1,346,193    Retail       6,560
 152              Parris Center                                       $1,247,708    Retail       11,554
 153              AG Edwards Building                                 $1,247,497    Office       38,771
 154              Cedar-Geneseo Plaza                                 $1,231,346    Retail       19,340
 155              Dearborn One Office                                 $1,209,000    Office       11,842
 156              Clay Commons Shopping Center                        $1,147,702    Retail       9,640
 158              Franklin Retail                                       $823,290    Retail       5,183
 159              Bombay Properties                                     $648,224    Retail       5,760

                          MAJOR                                 MAJOR                MAJOR
                        TENANT # 1                            TENANT # 1        TENANT # 1 LEASE
  #                        NAME                                SQ. FT.          EXPIRATION DATE
  -                        ----                                --------         ---------------

  1                Tiffany and Company                         20,744             10/31/2020
  2                    Food 4 Less                             54,000              8/23/2008
  8                St. Francis Hospital                        83,660              3/1/2038
 10                   Rainbow Foods                            66,376              5/31/2010
 11              Novastar Mortgage, Inc.                       39,263             11/30/2012
 12                    CRI-AHC Inc.                            49,720              1/25/2012
 15                      Haggen's                              60,673              4/30/2020
 16         Bally's Total Fitness Corporation                  24,049              8/31/2009
 17               The Price Chopper Inc.                       69,020              3/31/2025
 18                  Bank of America                           41,585             12/31/2010
 19                  Ashley Furniture                          35,000             12/31/2013
 21                 Ralphs Grocery Co.                         45,441             12/31/2016
 24                    Food 4 Less                             65,000              2/28/2025
 25                        Ross                                30,187              1/31/2015
 27                      Wal-Mart                              149,550             3/14/2029
 28                   Funk Software                            23,298             10/31/2007
 29                       Publix                               44,840              2/28/2025
 30            Gateway 2000 Country Stores                     10,502             10/31/2008
 31                       Publix                               44,840             12/31/2023
 32                Prudential Americana                        19,169              9/30/2008
 35                        Vons                                50,508             12/31/2011
 37                       Publix                               42,112              3/2/2008
 38                    Dollar Tree                             16,000             10/31/2008
 39                       Lowe's                               169,793             1/23/2025
 40               Contemporary Concepts                        11,645              5/31/2007
 41              Stephen Bluestone, Esq.                        6,326              4/30/2009
 42                  MA Bio Services                           48,500              9/30/2013
 44                    Dynamic Rugs                            55,514              5/31/2020
 46                AirVan NorthAmerican                        149,238             1/31/2007
 47                 Sell, Katz, et al                           8,158              4/30/2008
 48               Forrest Machining Inc.                       108,931             3/1/2008
 50               Sun Coast Real Estate                         3,888             12/30/2009
 51                      TJ Maxx                               25,257              8/31/2013
 52             PHFE Management Solutions                       4,020              2/28/2010
 56                    Bashas' Inc.                            32,807             10/30/2019
 57                      JHY Farm                               2,000             12/31/2015
 58                    Aaron Rents                             32,250              1/8/2009
 59                  Spa Health Club                           10,334              8/1/2007
 60              Discount Drug Mart, Inc.                      25,855              3/31/2017
 62                Arnies Rest NW, Inc.                         6,552              5/31/2011
 63                 The Paperzone LLC                           4,500              3/31/2013
 65              Discount Drug Mart, Inc.                      25,852              3/31/2018
 66          MCAMIS Occupational Clinic, P.A.                  10,981              2/28/2009
 68              Discount Drug Mart, Inc.                      25,852              3/31/2018
 70                     Walgreens                              14,560             11/30/2029
 73                        Dans                                54,500              5/31/2016
 75                 Blockbuster Video                           7,192              7/31/2009
 77                  Cost Plus, Inc.                           19,476              1/31/2011
 78                 Buffalo Wild Wings                          5,808              4/30/2019
 81                   Max Furniture                             8,662              2/28/2008
 85                   RSM McGladrey                             8,447              5/31/2010
 89           Discovery Office Systems, Inc.                   23,228              1/31/2008
 91            National Park Service (GSA)                     15,494              3/3/2012
 93            Keybank National Association                     5,000              3/31/2011
 94                      Rite Aid                              31,472             12/31/2024
 96     Capital Primary Care-Dr. Christian Nwankwo              4,000             10/31/2005
 97                   Movie Gallery                             4,087              7/31/2009
 99                     Dominicks                              26,873              3/31/2009
 101                   TrendSource                              6,000              5/31/2017
 103              Kelly Moore Paint Co.                         5,850              2/28/2014
 104                    Walgreens                              14,490              5/7/2079
 105                U.S. Customs (GSA)                         31,930              1/31/2019
 106             Discount Drug Mart, Inc.                      24,012              3/31/2016
 107                  Johnny Carinos                            6,720             11/30/2014
 109                    Walgreens                              14,560              7/31/2079
 111                Washington Mutual                           3,360             12/31/2011
 113     United Audio Center d/b/a Tweeter Audio                8,100              5/31/2016
 114                   Walgreen Co.                            14,490              3/31/2029
 115             North Florida Gymnastics                       8,925              2/28/2010
 118             Discount Drug Mart, Inc.                      24,596              3/31/2019
 119                      Kroger                               26,251              8/30/2008
 120                   Panera Bread                             5,017             12/31/2014
 121                     Staples                               23,884              2/28/2015
 122             Discount Drug Mart, Inc.                      25,525              3/31/2018
 123             Discount Drug Mart, Inc.                      24,596              3/31/2019
 125             Discount Drug Mart, Inc.                      24,516              3/31/2013
 127                Arcadis G&M, Inc.                           6,500             10/18/2009
 128                  Movie Gallery                             4,500             12/31/2009
 129                Discount Drug Mart                         24,592              3/31/2019
 131                   Ball & Chain                             5,160              2/28/2008
 132                   Quizno's Sub                             1,900              1/31/2015
 134                D&M Chinese Foods                           6,505              5/31/2009
 136                Round Rock Donuts                           3,750              8/31/2007
 138                     Payless                                2,800              2/28/2015
 139                      Moe's                                 2,180              4/21/2014
 140              The Italian Fisherman                         2,878             11/30/2007
 142                 Schmidt & Rupke                            4,865             10/31/2007
 144        Christopher S. Dillon & Associates                  2,060              9/30/2011
 149     Walter P. Mahoney, Jr., Matthew Mahoney                2,905             12/31/2008
 150                  Panda Express                             2,110              1/31/2015
 152                     Cleary's                               3,000             11/30/2007
 153            A.G. Edwards & Sons, Inc.                       7,032              5/31/2007
 154           Dolgencorp of New York, Inc.                     9,100              4/30/2013
 155          Metro Home H.C. Services, Inc.                    8,283              8/31/2006
 156             Physiotherapy Associates                       3,280             11/30/2009
 158                Heartland Dentist                           1,917              5/31/2012
 159                  Innocomm, Inc.                            2,880              6/30/2007

                                   MAJOR                                    MAJOR                  MAJOR
                                TENANT # 2                                TENANT # 2         TENANT # 2 LEASE
  #                                NAME                                   SQ. FT.             EXPIRATION DATE
  -                                ----                                   --------            ---------------

  1                              Jose Eber                                 11,598               11/30/2007
  2                             La Curacao                                 27,381                1/31/2015
  8                        Orthopedic Associates                           26,482                5/1/2010
 10                              Bowl Rite                                 36,000               12/31/2015
 11                             Dyno Nobel                                 29,198                7/31/2010
 12                       John W. Henry Companies                          31,532                2/28/2009
 15                      Clackamas Middle College                          5,073                 3/31/2007
 16                     New England Audio Co., Inc.                        10,400                5/31/2022
 17                     Dick's Sporting Goods Inc.                         55,375                1/31/2020
 18                         Moyle Flanigan Katz                            14,746               10/31/2012
 19                             H.H. Gregg                                 31,217                6/30/2019
 21                           PetsMart, Inc.                               24,877                2/28/2012
 24                               TJ Maxx                                  28,620                9/30/2014
 25                             Home Goods                                 25,000                4/30/2015
 27                              Marshalls                                 30,000                1/30/2014
 28                           Method Factory                               15,141                7/31/2006
 29                          La Cosecha X, LLC                             4,800                 5/31/2015
 30                            Aaron's Rents                               9,868                 5/31/2010
 31                            Movie Gallery                               3,500                 1/31/2010
 32                       Siena Executive Suites                           15,976                8/31/2007
 35                       Hollywood Entertainment                          5,913                 6/1/2006
 37               Goodwill Industries of Central Florida                   12,000                5/31/2006
 38                              Walgreens                                 15,716               11/30/2078
 39                                 N/A                                     N/A                     N/A
 40                            Gragg's Paint                               7,252                 6/30/2007
 41                        Growth Stock Outlook                            3,366                 2/28/2008
 42                                 N/A                                     N/A                     N/A
 44                        Dunbar Armored, Inc.                            16,020               12/31/2013
 46                                 N/A                                     N/A                     N/A
 47                           Earl's Flowers                               3,152                 8/31/2006
 48                                 N/A                                     N/A                     N/A
 50                         Village Bikes, Inc.                            3,550                 5/30/2009
 51                               Staples                                  20,388               10/31/2019
 52                          J.C. Video Store                              3,600                 8/31/2005
 56                            99 Cent Store                               5,460                 5/31/2009
 57                           My Nails Linda                               4,000                12/31/2008
 58                             Birds, Etc.                                6,000                 6/30/2007
 59                           VGS India Mart                               4,800                 10/1/2006
 60                       Lemon Bay Hobbies, Inc.                          3,280                 1/31/2010
 62                           Car Toys, Inc.                               5,850                 2/28/2011
 63                        Pallino Pastaria Co.                            2,500                 4/30/2011
 65                   Photo Internet Cafe Studio, LLC                      3,440                 7/19/2009
 66                   San Jacinto Methodist Hospital                       4,255                11/30/2008
 68                      Family Fun Ventures, LLC                          3,520                 1/21/2010
 70                                 N/A                                     N/A                     N/A
 73                            Olympus Bowl                                22,000                7/31/2009
 75                         Apple Orthodontics                             4,350                 5/31/2008
 77                          Vining-Sparks IBG                             4,098                 7/31/2007
 78                                Moe's                                   2,560                 7/31/2014
 81                           Legal Resources                              3,737                 2/28/2008
 85                                 GSA                                    5,251                 12/6/2014
 89          First American Home Buyers Protection Corporation             7,142                 1/31/2009
 91                     Coldwell Banker Residential                        9,631                 6/30/2007
 93                  Kremeworks WA, LLC (Ground Lease)                     4,000                 2/28/2016
 94                                 N/A                                     N/A                     N/A
 96                          Mohammad Yousefi                              2,663                 6/30/2009
 97                               VA ABC                                   2,900                 6/9/2009
 99                           Get Fast Darien                              8,580                 4/30/2011
 101                      Access California, LLC                           3,611                 4/30/2006
 103                    Active Life Medical Center                         2,729                 8/31/2006
 104                                N/A                                     N/A                     N/A
 105                        Minerals Management                            18,441                1/31/2007
 106                            Asian Cafe                                 3,185                 5/31/2009
 107                          Vitamin Shoppe                               4,000                 2/28/2015
 109                                N/A                                     N/A                     N/A
 111                        Money Talk Cellular                            2,100                10/31/2006
 113                         American Mattress                             3,465                12/31/2011
 114                                N/A                                     N/A                     N/A
 115                           CiCi's Pizza                                3,600                 6/30/2008
 118                Family Dollar Stores of Ohio, Inc.                     8,000                12/31/2008
 119                        Family Life Church                             16,875                6/3/2007
 120                   Countrywide Home Loans, Inc.                        2,119                 3/31/2010
 121                                N/A                                     N/A                     N/A
 122                      Frank and Brenda Potter                          5,898                 2/14/2010
 123                        M.G. Midwest, Inc.                             4,000                 1/31/2010
 125                            MI-DE, Inc.                                4,000                 9/30/2006
 127                         Robert M. Browder                             5,200                 8/31/2008
 128                              CATO'S                                   3,640                 1/31/2008
 129                        M.G. Midwest, Inc.                             4,000                11/30/2009
 131                          Busman Studios                               3,699                10/31/2008
 132                         Starbucks Coffee                              1,550                10/31/2013
 134                           Post Laundry                                2,514                 5/31/2009
 136                              Curves                                   1,250                 2/28/2008
 138                             Cingular                                  1,680                 2/28/2010
 139                             SuperCuts                                 1,590                 9/14/2014
 140                          S&P Fresh, Ltd.                              2,620                 5/14/2006
 142                       Dr. Caniteri & Braker                           3,450                11/30/2008
 144                      Joseph Yates Architects                          1,196                12/31/2009
 149                       Kelly & Michael Blair                           2,640                 8/31/2006
 150                    Baseline Dental Associates                         2,000                 1/31/2015
 152                              Carvel                                   1,669                 6/30/2013
 153                           Cohen & Paiva                               4,600                 6/30/2006
 154                        M.G. Midwest, Inc.                             4,160                 5/31/2010
 155                    Metro Home H.C. Plans, Inc.                        2,175                 8/31/2006
 156                            Hair Force                                 1,640                10/31/2007
 158                          Advance America                              1,846                 9/30/2009
 159                        Subway Real Estate                             1,440                 8/15/2009

                                  MAJOR                                   MAJOR                         MAJOR
                               TENANT # 3                               TENANT # 3                 TENANT # 3 LEASE
  #                               NAME                                   SQ. FT.                   EXPIRATION DATE
  -                               ----                                   -------                   ---------------

  1                       McCormick & Schmick's                           11,416                      5/31/2014
  2                   Thrifty Drug Store (Rite Aid)                       19,120                      5/31/2008
  8                  New Century Medical Associates                       8,859                       12/1/2009
 10                            Office Max                                 25,800                      6/30/2015
 11                           SOS Staffing                                18,221                      9/30/2009
 12                        Sachs and Sax, P.A.                            13,736                      1/31/2007
 15                          Coldwell Banker                              4,629                       1/31/2011
 16                            Price Mart                                 9,166                       5/31/2009
 17                            Laser Quest                                9,600                       11/30/2008
 18                         Becker Poliakoff                              13,080                      10/31/2015
 19                         Ross Stores, Inc.                             30,178                      1/31/2016
 21                      Hollywood Entertainment                          6,500                       4/30/2007
 24                       Chernin's Shoe Outlet                           15,200                      11/30/2009
 25                              Staples                                  20,388                      8/31/2019
 27                            $0.99 Power                                14,700                      11/30/2014
 28                            Therion Bio                                13,012                      7/31/2007
 29                     Vintage Enterprises, Inc.                         4,018                       5/31/2010
 30                         Advance Furniture                             9,690                       9/30/2008
 31                          Beef O' Brady's                              3,000                       12/31/2014
 32                           Equity Title                                4,220                       10/31/2008
 35                            Fashion Joy                                4,148                       7/12/2011
 37                           Bealls Outlet                               9,592                       4/30/2009
 38                       Draper's and Damon's                            6,120                       6/30/2007
 39                                N/A                                     N/A                           N/A
 40                       Blue Valley Goodyear                            6,411                       8/31/2006
 41                    Klinedinst Management, Inc.                        2,952                       10/31/2017
 42                                N/A                                     N/A                           N/A
 44                          P4 Corporation                               12,400                      5/31/2009
 46                                N/A                                     N/A                           N/A
 47                           Mattress King                               2,541                       9/30/2008
 48                                N/A                                     N/A                           N/A
 50            Rent-A-Chef Delicatessan and Caterers, LLC                 3,136                       11/22/2014
 51                         Sleepy's Mattress                             7,000                       2/28/2009
 52                   Dr. Maged Faragalla, MD, Inc.                       2,600                       5/31/2006
 56                          Southwest Pizza                              4,900                       12/31/2005
 57                                N/A                                     N/A                           N/A
 58                         Grads Photography                             5,418                        9/2/2006
 59                          Parminder Singh                              4,000                       10/1/2007
 60                  Animal Hospital of Polaris, LLC                      2,800                       9/30/2008
 62                       Sprint Spectrum L.P.                            2,244                       6/30/2009
 63                         INSPA Corporation                             2,500                       4/30/2011
 65                            Zoso, Inc.                                 3,440                       7/31/2008
 66                   RAV, Inc. (d/b/a Shack's Pub)                       4,081                       3/31/2008
 68                       Pickerington ATA, LLP                           3,520                       10/31/2009
 70                                N/A                                     N/A                           N/A
 73                           Focus Health                                11,949                      4/30/2009
 75                          Bank of America                              4,225                       9/30/2019
 77                      Gordy Southworth, PLLC                           3,046                       11/30/2009
 78                             Sprintcom                                 2,333                       6/30/2009
 81                             Rooster's                                 2,421                       2/28/2008
 85                      Robert K. Wormald, Inc.                          3,766                        5/1/2017
 89                National Meter and Automation, Inc.                    7,034                       3/13/2010
 91                            Legg Mason                                 4,262                       5/31/2007
 93                       Benardout Enterprise                            2,500                       4/30/2012
 94                                N/A                                     N/A                           N/A
 96                American District Telegraph Company                    2,554                       11/30/2005
 97                          The Daily Grind                              2,058                        6/9/2009
 99                    Krieger Kiddie Corporation                         4,024                       4/30/2007
 101                           Portamedic                                 2,895                       12/31/2005
 103                    Charles R. Carter, D.D.S.                         1,826                       11/30/2008
 104                               N/A                                     N/A                           N/A
 105                               N/A                                     N/A                           N/A
 106                     Devendra V. Patel & Co.                          2,200                       7/31/2006
 107                      Nextel Retail Stores                            1,600                       10/31/2009
 109                               N/A                                     N/A                           N/A
 111                              Moe's                                   1,932                       11/30/2006
 113                               N/A                                     N/A                           N/A
 114                               N/A                                     N/A                           N/A
 115                      MVP's Sport's Grille                            3,150                       9/30/2006
 118                       M.G. Midwest, Inc.                             3,600                       1/31/2010
 119                     Friendly Cue Billiards                           5,700                       3/31/2006
 120                            T-Mobile                                  2,004                       6/17/2010
 121                               N/A                                     N/A                           N/A
 122                  The Sherman-Williams Company                        5,000                       3/31/2014
 123                     J. Gordon Gaines, Inc.                           4,000                       1/16/2007
 125                Dover-Phila Federal Credit Union                      3,173                       9/30/2007
 127                        Title Associates                              3,900                       3/31/2010
 128                           Radio Shack                                2,700                       10/31/2006
 129                               N/A                                     N/A                           N/A
 131                           Bella Azul                                 2,868                       8/31/2007
 132                    Ultra Page Wireless, Inc.                         1,500                       8/31/2009
 134                            Miglione                                  1,970                        4/1/2011
 136                       Salland Engineering                            1,250                       9/30/2006
 138                            EB Games                                  1,540                       2/28/2010
 139                            T-Mobile                                  1,590                       4/21/2009
 140                             EZ Lube                                  1,653                       12/8/2010
 142                      LaBlanc Chiropractic                            1,861                       12/31/2007
 144                      Property Results, LLC                            996                        9/30/2011
 149                     Reflections Hair Salon                           2,008                       6/30/2007
 150                      Sierra Communications                           1,225                       12/31/2009
 152                      National Cash Advance                           1,500                       12/31/2006
 153                        Royal Mercantile                              3,986                       4/30/2006
 154                       Rent-A-Center, Inc.                            4,000                       12/31/2009
 155               Information Technologics Solutions                     1,375                       1/14/2006
 156                             Subway                                   1,640                       10/31/2009
 158                            Gamestop                                  1,420                       1/31/2010
 159                        Dr. Kathy Michel                              1,440                       3/31/2009



(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                              MULTIFAMILY SCHEDULE



                                                                                                       UTILITIES
                  LOAN                                                                                 TENANT                 #
  #     CROSSED   GROUP   PROPERTY NAME                              PROPERTY SUB-TYPE                  PAYS              ELEVATORS
  -     -------   -----   -------------                              -----------------                  ----              ---------

  5                 2     Mansions at Coyote Ridge                      Conventional              Electric, Water             1
  6                 2     Mansions at Ridgeview Ranch                   Conventional                  Electric                1
  7                 2     Exchange at Gainesville Apartments            Conventional           Electric, Water, Sewer         0
  9                 2     Circle Park Apartments                        Conventional        Electric, Gas, Water, Sewer       0
 14                 2     Pinnacle Mountain View Apartments             Conventional        Electric, Gas, Water, Sewer       0
 20a                2     Normandy Holdings - Parkview Gardens          Conventional                  Electric                0
 20b                2     Normandy Holdings - Golfview Manor            Conventional                  Electric                0
 22                 2     Brentwood Chase Apartments                    Conventional                    None                  0
 23                 2     Main Street Apartments                        Conventional               Electric, Gas              0
 26                 2     The Moors at Countryview                      Conventional               Electric, Gas              0
 33                 2     Amberly Village Townhomes                     Conventional        Electric, Gas, Water, Sewer       0
 34                 2     Cowan Farm Apartments                         Conventional           Electric, Water, Sewer         0
 36                 2     Woodbridge Apartments                         Conventional                  Electric                0
 43                 2     Beechwood Villas                              Conventional               Electric, Gas              0
 45                 1     Metropolitan MHP                          Manufactured Housing                N/A                  N/A
 53                 2     Gateway Village Apartments                    Conventional               Electric, Gas              0
 54       (A)       2     Big Tree RV Resort                        Manufactured Housing                N/A                  N/A
 55       (A)       2     Mill Creek RV Park                        Manufactured Housing                N/A                  N/A
 57                 1     20 East 42nd Street                        Multifamily/Retail                 None                  0
 61                 2     Country Place Apartments                      Conventional                  Electric                0
 64                 2     The Lakes Apartments                          Conventional                   Water                  0
 67                 2     Serenity Mobile Home Park                 Manufactured Housing                N/A                  N/A
 69                 2     Laurel Park Apartments                        Conventional                  Electric                0
 71                 2     Astoria Apartments                            Conventional              Electric, Water             0
 72                 2     Embers Apartments                             Conventional                Water, Sewer              0
 74                 1     Lancaster Court Apartments                    Conventional                  Electric                0
 76                 2     American Beauty Mill Apartments               Conventional               Electric,Water             2
 80                 2     Wimbledon Court Apartments                    Conventional           Electric, Water, Sewer         0
 82                 1     Alta Vista MHP                            Manufactured Housing                N/A                  N/A
 83                 2     Meridian Glen                                 Conventional                  Electric                0
 84                 2     Sterling Pointe                               Conventional                  Electric                0
 86                 1     Wasatch View Estates MHP                  Manufactured Housing                N/A                  N/A
 87                 2     Northeast View Apartments                     Conventional               Electric, Gas              0
 90                 2     Fairview MHP                              Manufactured Housing            Water, Sewer             N/A
 92                 2     Deserama MHP                              Manufactured Housing                N/A                  N/A
 95                 2     Panther Springs Apartments                    Conventional           Electric, Water, Sewer         0
 98                 1     Conway Plantation MHP                     Manufactured Housing                N/A                  N/A
 100                2     Fox Bend Apartments                           Conventional              Electric, Water             0
 102                2     MacArthur Park Apartments                     Conventional                  Electric                0
 108                2     Windsor Place Apartments                      Conventional                  Electric                0
 110                2     Sunset Trace Apartments                       Conventional           Electric, Water, Sewer         0
 116                2     CW Moore Apartments                           Conventional               Electric, Gas              1
 117                2     Seven Oaks Apartments                         Conventional               Electric, Gas              0
 124                1     Rock Oak MHP                              Manufactured Housing                N/A                  N/A
 126                2     Raymond Street Apartments                     Conventional                  Electric                0
 130                2     Gateway Apartments                            Conventional                  Electric                0
 133                2     Highland MHP                              Manufactured Housing                N/A                  N/A
 135                2     Cramer Woods Apartments                       Conventional               Electric, Gas              0
 137                1     Shore Mobile Acres MHP                    Manufactured Housing                N/A                  N/A
 143                2     Hilton Apartments                             Conventional               Electric, Gas              0
 144                1     Cheek-Neal Building                        Multifamily/Office               Electric                1
 145                2     Aspen Leaf Apartments                         Conventional                  Electric                0
 146                2     Kenmore Apartment Portfolio (3)               Conventional                  Electric                0
 147                2     Shelborne Park II                             Conventional               Electric, Gas              0
 148                2     Quail Ridge Apartments                        Conventional           Electric, Water, Sewer         0
 151                2     Moravia Arms Apartments                       Conventional                  Electric                0
 157                1     Northlake Village MHP                     Manufactured Housing                N/A                  N/A

         SUBJECT    SUBJECT      SUBJECT      SUBJECT    SUBJECT     SUBJECT     SUBJECT    SUBJECT     SUBJECT
         STUDIO     STUDIO        STUDIO        1 BR      1 BR         1 BR        2 BR      2 BR         2 BR
   #      UNITS    AVG. RENT    MAX. RENT      UNITS    AVG. RENT   MAX. RENT     UNITS    AVG. RENT   MAX. RENT
   -      -----    ---------    ---------      -----    ---------   ---------     -----    ---------   ---------

   5       N/A        N/A          N/A          100       $774         $918        250      $1,111       $1,580
   6       N/A        N/A          N/A          156       $918        $1,070       262      $1,248       $1,660
   7       N/A        N/A          N/A           48       $805         $835        132      $1,074       $1,167
   9       N/A        N/A          N/A          120      $1,138       $1,138       164      $1,121       $1,276
  14       N/A        N/A          N/A          144       $652         $750        132       $764         $860
  20a      N/A        N/A          N/A          194       $566         $740        290       $722         $890
  20b      N/A        N/A          N/A           16       $550         $630         28       $639         $750
  22       N/A        N/A          N/A          232       $539         $690        172       $639        $1,391
  23        9        $668          $685          90       $790        $1,800       102       $911        $1,010
  26       N/A        N/A          N/A           48       $443         $509        292       $548         $714
  33       N/A        N/A          N/A          N/A        N/A         N/A         148       $904        $2,985
  34       N/A        N/A          N/A          104       $524         $580        104       $628         $680
  36       27        $446          $478         197       $526         $677         80       $619         $712
  43       N/A        N/A          N/A           76       $518         $518         84       $624         $624
  45       N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  53       N/A        N/A          N/A          N/A        N/A         N/A         124       $628         $680
  54       N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  55       N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  57       N/A        N/A          N/A           4       $1,871       $1,950        4       $2,488       $2,800
  61       48        $366          $405         120       $404         $450         44       $492         $545
  64       N/A        N/A          N/A           40       $515         $565        122       $622         $729
  67       N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  69        1        $495          $495          39       $525         $575         88       $617         $665
  71       24        $410          $499          85       $515         $775         60       $710         $894
  72       N/A        N/A          N/A           20       $791         $825         38       $893        $1,000
  74       N/A        N/A          N/A           58       $595         $679         48       $703         $750
  76       19        $664          $840          20       $813         $968         28       $863        $1,162
  80       N/A        N/A          N/A          N/A        N/A         N/A          46       $947        $1,195
  82       N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  83       N/A        N/A          N/A           50       $566         $720         37       $761         $825
  84       N/A        N/A          N/A          152       $318         $620         64       $547         $998
  86       N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  87       N/A        N/A          N/A           10       $479         $486         76       $582         $602
  90       N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  92       N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  95       N/A        N/A          N/A           24       $633         $678         64       $770         $939
  98       N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  100      N/A        N/A          N/A          N/A        N/A         N/A         100       $575         $695
  102      N/A        N/A          N/A           8        $503         $503         34       $601         $601
  108      N/A        N/A          N/A          N/A        N/A         N/A          60       $627         $645
  110      N/A        N/A          N/A           4        $475         $510         82       $565         $635
  116      N/A        N/A          N/A           47       $707         $800        N/A        N/A         N/A
  117      N/A        N/A          N/A           1        $400         $400         94       $495         $525
  124      N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  126      N/A        N/A          N/A           20       $510         $656         48       $593         $647
  130      N/A        N/A          N/A           16       $510         $510         36       $621         $680
  133      N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  135      N/A        N/A          N/A          N/A        N/A         N/A          32       $761         $800
  137      N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A
  143      N/A        N/A          N/A           32       $524         $540         12       $618         $656
  144      14       $1,107        $1,900        N/A        N/A         N/A         N/A        N/A         N/A
  145      N/A        N/A          N/A           14       $394         $420         34       $494         $535
  146      N/A        N/A          N/A          N/A        N/A         N/A          54       $525         $635
  147      N/A        N/A          N/A           6        $492         $527         36       $550         $632
  148      N/A        N/A          N/A          N/A        N/A         N/A          20       $374         $420
  151      N/A        N/A          N/A           23       $572         $800         24       $655         $980
  157      N/A        N/A          N/A          N/A        N/A         N/A         N/A        N/A         N/A

          SUBJECT      SUBJECT      SUBJECT      SUBJECT      SUBJECT      SUBJECT      SUBJECT      SUBJECT      SUBJECT
           3 BR         3 BR         3 BR         4 BR         4 BR         4 BR         5 BR         5 BR         5 BR
   #       UNITS      AVG. RENT    MAX. RENT      UNITS      AVG. RENT    MAX. RENT      UNITS      AVG. RENT    MAX. RENT
   -       -----      ---------    ---------      -----      ---------    ---------      -----      ---------    ---------

   5        120        $1,558       $2,095         58         $1,705       $2,245         N/A          N/A          N/A
   6        78         $1,733       $2,285         52         $1,912       $2,400         N/A          N/A          N/A
   7        132        $1,515       $1,590         84         $1,983       $2,176         N/A          N/A          N/A
   9        108        $1,275       $1,379         N/A          N/A          N/A          N/A          N/A          N/A
  14        48          $885        $1,000         N/A          N/A          N/A          N/A          N/A          N/A
  20a       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  20b       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  22        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  23         6         $1,188       $1,230         N/A          N/A          N/A          N/A          N/A          N/A
  26        76          $816         $990          N/A          N/A          N/A          N/A          N/A          N/A
  33        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  34        40          $759         $780          N/A          N/A          N/A          N/A          N/A          N/A
  36        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  43        24          $721         $721          N/A          N/A          N/A          N/A          N/A          N/A
  45        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  53        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  54        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  55        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  57        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  61        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  64        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  67        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  69        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  71        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  72        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  74         4          $825         $900          N/A          N/A          N/A          N/A          N/A          N/A
  76        13         $1,150       $1,450         N/A          N/A          N/A          N/A          N/A          N/A
  80        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  82        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  83        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  84        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  86        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  87        51          $685         $723          N/A          N/A          N/A          N/A          N/A          N/A
  90        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  92        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  95        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  98        N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  100       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  102       43          $685         $713          N/A          N/A          N/A          N/A          N/A          N/A
  108       12          $725         $749          N/A          N/A          N/A          N/A          N/A          N/A
  110       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  116       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  117        1          $540         $540          N/A          N/A          N/A          N/A          N/A          N/A
  124       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  126       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  130       24          $742         $790          N/A          N/A          N/A          N/A          N/A          N/A
  133       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  135       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  137       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  143        4          $710         $725          N/A          N/A          N/A          N/A          N/A          N/A
  144       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  145       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  146       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  147        6          $671         $730          N/A          N/A          N/A          N/A          N/A          N/A
  148       40          $401         $440          40          $427         $525          N/A          N/A          N/A
  151       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A
  157       N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A          N/A



A    THE UNDERLYING MORTGAGE LOANS SECURED BY BIG TREE RV RESORT AND MILL CREEK
     RV PARK ARE CROSS-COLLATERALIZED AND CROSS-DEFAULTED, RESPECTIVELY.

                       RECURRING RESERVE CAP INFORMATION



                                                                                   CONTRACTUAL       CONTRACTUAL   CONTRACTUAL
                                                                  CUT-OFF DATE      RECURRING         RECURRING     RECURRING
                     LOAN                                           PRINCIPAL      REPLACEMENT       REPLACEMENT     LC & TI
    #     CROSSED    GROUP  LOAN NAME                              BALANCE (1)       RESERVE         RESERVE CAP     RESERVE
    -     -------    -----  ---------                              -----------       -------         -----------     -------

    1                  1    Two Rodeo Drive                       $100,000,000       $19,500             N/A           $0
    2                  1    Lynwood Marketplace                    $72,305,119       $61,500           $183,165     $150,000
    5                  2    Mansions at Coyote Ridge               $46,500,000      $105,600           $105,600        $0
    6                  2    Mansions at Ridgeview Ranch            $45,200,000      $109,600           $109,600        $0
    7                  2    Exchange at Gainesville Apartments     $38,715,471      $118,800           $237,600        $0
    8                  1    The Atrium at St. Francis              $30,000,000       $22,344           $134,064      $75,000
    9                  2    Circle Park Apartments                 $28,500,000      $104,664           $294,000        $0
   10                  1    Midway Shopping Center                 $27,400,000       $38,000           $190,000      $73,000
   12                  1    301 Yamato Road                        $27,000,000       $30,967             N/A        $166,656
   15                  1    Trails End Marketplace                 $21,877,755       $15,360             N/A         $47,316
   16                  1    The Pavilion Center                    $21,570,000       $20,202             N/A         $24,000
   22                  2    Brentwood Chase Apartments             $15,000,000      $100,992           $101,000        $0
   25                  1    Glenbrook Centre                       $14,000,000       $17,121           $51,363         $0
   31                  1    Freehome Village                       $10,576,687       $7,440            $15,000       $10,008
   32                  1    Sienna Office Park Building 3          $10,466,636       $8,893              N/A         $50,000
   34                  2    Cowan Farm Apartments                  $9,750,000        $62,004           $62,000         $0
   37                  1    Shoppes of Lake Village                $8,741,091        $21,780             N/A         $39,996
   40                  1    LaPaloma Plaza                         $7,335,851        $6,000            $25,000       $10,020
   42                  1    The Bioreliance Building               $6,650,000        $9,700            $29,100         $0      (2)
   43                  2    Beechwood Villas                       $6,500,000        $46,000           $184,000        $0
   44                  1    Omega Center                           $6,160,000        $22,824             N/A         $27,504
   46                  1    I-84 Airport Distribution Center       $6,000,000        $14,924             N/A         $33,600
   47                  1    34 Marketplace                         $5,982,735          $0                N/A         $34,440
   50                  1    Lake Osprey Village                    $5,595,346        $3,264              N/A         $24,000
   52                  1    GFC Atlantic                           $5,370,000        $3,361              N/A         $22,410
   53                  2    Gateway Village Apartments             $5,294,591        $31,000           $93,000         $0
   56                  1    Valencia Mercado                       $5,029,307          $0                N/A         $18,000
   66                  1    Fairporte Green Center                 $4,558,777        $6,125            $18,375       $36,000
   74                  1    Lancaster Court Apartments             $4,151,042        $28,820           $86,460         $0
   75                  1    Riverchase Plaza                       $4,100,000        $3,820              N/A         $20,000
   78                  1    Hiram Walk                             $3,992,266        $1,392              N/A         $10,008
   81                  1    Fondren Corner                         $3,900,000          $0                N/A         $36,000
   84                  2    Sterling Pointe                        $3,785,201        $54,000           $54,000         $0
   85                  1    Westview Corporate Center I            $3,760,000        $3,844            $11,532       $21,667
   89                  1    Apollo Office                          $3,688,751        $7,481            $22,443       $33,526
   91                  1    The Crystal Building                   $3,520,000        $6,098            $12,196       $32,000
   96                  1    Riggs Office Building                  $3,375,000        $13,680           $41,040       $27,372
   97                  1    Coyner Park Shops                      $3,360,000          $0                N/A         $20,640
   101                 1    PCH Office Building                    $3,190,468        $5,143              N/A           $0
   102                 2    MacArthur Park Apartments              $3,100,000        $21,250           $85,000         $0
   103                 1    Nazareth Square                        $3,066,288        $2,245              N/A         $15,000
   105                 1    4141 North Belt                        $2,990,864        $10,465           $43,925         $0
   108                 2    Windsor Place Apartments               $2,920,010        $21,600           $43,200         $0
   115                 1    Girvin Plaza                           $2,613,386        $3,204              N/A         $20,004
   117                 2    Seven Oaks Apartments                  $2,554,615          $0              $72,000         $0
   119                 1    Timbrook Square                        $2,523,363          $0                N/A         $15,000
   127                 1    Lovell Pointe                          $2,172,952          $0               $7,000         $0
   128                 1    Wauchula Square                        $2,093,508          $0                N/A         $18,000
   131                 1    1009-1039 Marietta Street              $2,000,000        $2,040             $5,000       $15,000
   132                 1    Starbucks--Horsham                     $1,998,093          $0                N/A         $18,900
   134                 1    Cypress Retail Center                  $1,950,000        $3,349             $6,000       $22,329
   139                 1    Loganville Plaza                       $1,800,000          $0                N/A         $7,500
   140                 1    North Hollywood Retail Center          $1,796,573        $21,850             N/A           $0
   142                 1    Beacon Office Building                 $1,700,000        $2,722            $15,712       $10,000
   146                 2    Kenmore Apartment Portfolio (3)        $1,450,000        $14,094           $42,282         $0
   149                 1    Parkway Shopping Center                $1,400,397          $0                N/A         $12,000
   150                 1    Legacy Plaza                           $1,346,193          $0                N/A         $5,000
   152                 1    Parris Center                          $1,247,708          $0                N/A         $10,008
   156                 1    Clay Commons Shopping Center           $1,147,702        $1,452              N/A         $4,820
   157                 1    Northlake Village MHP                  $1,000,000        $8,300             $8,300         $0
   158                 1    Franklin Retail                         $823,290           $0                N/A         $5,184
   159                 1    Bombay Properties                       $648,224           $0                N/A         $10,440

                                                                    CONTRACTUAL
                                                                     RECURRING
                                                                      LC & TI
 #                                                                  RESERVE CAP
 -                                                                  -----------

 1                                                                   $750,000
 2                                                                   $600,000
 5                                                                     N/A
 6                                                                     N/A
 7                                                                     N/A
 8                                                                   $450,000
 9                                                                     N/A
10                                                                   $365,000
12                                                                   $500,000
15                                                                   $47,316
16                                                                   $75,000
22                                                                     N/A
25                                                                     N/A
31                                                                   $50,000
32                                                                   $200,000
34                                                                     N/A
37                                                                   $250,000
40                                                                   $50,000
42                                                                     N/A
43                                                                     N/A
44                                                                   $110,000
46                                                                   $78,000
47                                                                   $85,000
50                                                                   $96,000
52                                                                   $50,000
53                                                                     N/A
56                                                                   $40,000
66                                                                   $90,000
74                                                                     N/A
75                                                                   $60,000
78                                                                   $40,000
81                                                                   $72,000
84                                                                     N/A
85                                                                   $65,000
89                                                                   $100,578
91                                                                   $96,000
96                                                                   $82,114
97                                                                   $60,000
101                                                                  $77,139
102                                                                    N/A
103                                                                  $75,000
105                                                                    N/A
108                                                                    N/A
115                                                                  $50,000
117                                                                    N/A
119                                                                  $135,000
127                                                                  $60,000
128                                                                  $50,000
131                                                                  $50,000
132                                                                  $75,000
134  $22,329.00 (Commencing on June 1, 2008, the Reserve Ceiling shall be increased to $44,658.00 if Property hasn't acheived a DSCR of 1.35
139                                                                  $30,000
140                           $150,000.00 at any time prior to January 1, 2008, or $50,000.00 after January 1, 2008
142                                                                  $30,000
146                                                                    N/A
149                                                                  $40,000
150                                                                  $25,000
152                                                                  $30,000
156                                                                  $24,000
157                                                                    N/A
158                                                                  $25,000
159                                                                  $20,000

                CONTRACTUAL               CONTRACTUAL              CONTRACTUAL
                   OTHER                 OTHER RESERVE            OTHER RESERVE
    #             RESERVE                 DESCRIPTION                  CAP
    -             -------                 -----------                  ---

    1                $0                       N/A                      N/A
    2                $0                       N/A                      N/A
    5                $0                       N/A                      N/A
    6                $0                       N/A                      N/A
    7                $0                       N/A                      N/A
    8                $0                       N/A                      N/A
    9                $0                       N/A                      N/A
   10                $0                       N/A                      N/A
   12                $0                       N/A                      N/A
   15                $0                       N/A                      N/A
   16              $5,000              Rollover Reserve                N/A
   22                $0                       N/A                      N/A
   25                $0                       N/A                      N/A
   31                $0                       N/A                      N/A
   32                $0                       N/A                      N/A
   34                $0                       N/A                      N/A
   37               $200              Maintenance Reserve              N/A
   40                $0                       N/A                      N/A
   42                $0                       N/A                      N/A
   43                $0                       N/A                      N/A
   44                $0                       N/A                      N/A
   46                $0                       N/A                      N/A
   47                $0                       N/A                      N/A
   50                $0                       N/A                      N/A
   52                $0                       N/A                      N/A
   53                $0                       N/A                      N/A
   56                $0                       N/A                      N/A
   66                $0                       N/A                      N/A
   74                $0                       N/A                      N/A
   75                $0                       N/A                      N/A
   78                $0                       N/A                      N/A
   81                $0                       N/A                      N/A
   84                $0                       N/A                      N/A
   85                $0                       N/A                      N/A
   89                $0                       N/A                      N/A
   91                $0                       N/A                      N/A
   96                $0                       N/A                      N/A
   97                $0                       N/A                      N/A
   101               $0                       N/A                      N/A
   102               $0                       N/A                      N/A
   103               $0                       N/A                      N/A
   105               $0                       N/A                      N/A
   108               $0                       N/A                      N/A
   115               $0                       N/A                      N/A
   117               $0                       N/A                      N/A
   119               $0                       N/A                      N/A
   127               $0                       N/A                      N/A
   128               $0                       N/A                      N/A
   131               $0                       N/A                      N/A
   132               $0                       N/A                      N/A
   134               $0                       N/A                      N/A
   139               $0                       N/A                      N/A
   140               $0                       N/A                      N/A
   142               $0                       N/A                      N/A
   146               $0                       N/A                      N/A
   149               $0                       N/A                      N/A
   150               $0                       N/A                      N/A
   152               $0                       N/A                      N/A
   156               $0                       N/A                      N/A
   157               $0                       N/A                      N/A
   158               $0                       N/A                      N/A
   159               $0                       N/A                      N/A


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

(2)  COMMENCING ON 9/1/2010, THE BORROWER IS REQUIRED TO DEPOSIT A MONTHLY
     AMOUNT OF $4,014.67 INTO THE ONGOING TILC RESERVE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   EXHIBIT A-2

                            MORTGAGE POOL INFORMATION

                       SEE THIS EXHIBIT FOR TABLES TITLED:

                       Large Mortgage Loan Concentrations

                        Underlying Mortgage Loan Sellers

                             Mortgage Interest Rates

                         Cut-off Date Principal Balances

                           Original Amortization Terms

                        Original Terms to Stated Maturity

                          Remaining Amortization Terms

                       Remaining Terms to Stated Maturity

                           Years Built/Years Renovated

                         Occupancy Rates at Underwriting

                    Underwritten Debt Service Coverage Ratios

                        Cut-off Date Loan-to-Value Ratios

                       Mortgaged Real Properties by State

                     Underlying Mortgage Loans by Loan Type

                   Mortgaged Real Properties by Property Type

                 Mortgaged Real Properties by Property Sub-Type

                     Prepayment Provision as of Cut-off Date

                                Prepayment Option

           Underlying Mortgaged Real Properties by Ownership Interest

Note 1: The above-referenced tables in this Exhibit A-2 are presented in respect of each of the Mortgage Pool, Loan Group No. 1 and Loan Group No. 2.

                                     A-2-1

                        LARGE MORTGAGE LOAN CONCENTRATION



                                                                             WEIGHTED
                                                     PERCENTAGE OF           AVERAGE                                 WEIGHTED
                              CUT-OFF DATE              INITIAL              MORTGAGE           WEIGHTED             AVERAGE
                                PRINCIPAL            MORTGAGE POOL           INTEREST           AVERAGE            CUT-OFF DATE
      CONCENTRATION            BALANCE (1)              BALANCE                RATE             U/W DSCR          LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------

 1   Top 1                     $ 100,000,000              7.5%                5.300%              1.39x               69.4%
 3   Top 3                       231,905,119             17.4%                5.790%              1.48                66.6%
 5   Top 5                       331,479,244             24.9%                5.730%              1.46                68.5%
 7   Top 7                       415,394,715             31.2%                5.641%              1.42                69.9%
 10  Top 10                      501,294,715             37.6%                5.532%              1.41                71.5%
 ENTIRE POOL                  $1,333,352,236            100.0%                5.427%              1.41x               71.7%


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                        UNDERLYING MORTGAGE LOAN SELLERS



                                                                                 WEIGHTED
                               NUMBER OF                        PERCENTAGE OF     AVERAGE                  WEIGHTED
                               UNDERLYING    CUT-OFF DATE        INITIAL         MORTGAGE   WEIGHTED       AVERAGE
                               MORTGAGE       PRINCIPAL         MORTGAGE POOL    INTEREST   AVERAGE      CUT-OFF DATE
MORTGAGE LOAN SELLER             LOANS       BALANCE (1)         BALANCE           RATE     U/W DSCR    LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------

Column Financial, Inc.            115        $  970,433,866        72.8%           5.495%     1.39x          71.9%
Keybank National Association       45           362,918,370        27.2%           5.245%     1.48           71.3%
                               ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           160        $1,333,352,236       100.0%           5.427%     1.41x          71.7%
                               ==========================================================================================



(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                             MORTGAGE INTEREST RATES



                                                                                        WEIGHTED
                                      NUMBER OF                       PERCENTAGE OF      AVERAGE                   WEIGHTED
                                     UNDERLYING       CUT-OFF DATE      INITIAL        MORTGAGE      WEIGHTED      AVERAGE
              RANGE OF                MORTGAGE         PRINCIPAL      MORTGAGE POOL     INTEREST      AVERAGE    CUT-OFF DATE
      MORTGAGE INTEREST RATES          LOANS          BALANCE (1)       BALANCE          RATE       U/W DSCR     LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------

   4.900%        -        5.000%         10            $  156,520,645     11.7%          4.943%        1.57x        70.2%
   5.001%        -        5.250%         34               250,044,021     18.8%          5.177%        1.35         75.2%
   5.251%        -        5.500%         58               584,619,053     43.8%          5.354%        1.41         71.4%
   5.501%        -        5.750%         33               163,402,822     12.3%          5.637%        1.33         73.6%
   5.751%        -        6.250%         21               100,052,009      7.5%          5.828%        1.43         72.9%
   6.251%        -        6.830%          4                78,713,687      5.9%          6.786%        1.44         60.8%
                                   --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 160            $1,333,352,236    100.0%          5.427%        1.41x        71.7%
                                   ============================================================================================


MAXIMUM MORTGAGE INTEREST RATE:                                6.830%
MINIMUM MORTGAGE INTEREST RATE:                                4.900%
WTD. AVG. MORTGAGE INTEREST RATE:                              5.427%

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                         CUT-OFF DATE PRINCIPAL BALANCES



                                                                                            WEIGHTED
                                           NUMBER OF                        PERCENTAGE OF    AVERAGE                   WEIGHTED
                                          UNDERLYING   CUT-OFF DATE            INITIAL      MORTGAGE      WEIGHTED      AVERAGE
         RANGE OF CUT-OFF DATE             MORTGAGE     PRINCIPAL           MORTGAGE POOL   INTEREST      AVERAGE    CUT-OFF DATE
         PRINCIPAL BALANCES (1)              LOANS      BALANCE (1)             BALANCE       RATE       U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

     $614,239    -            750,000          2           $   1,262,464         0.1%        6.073%        1.64x         58.0%
      750,001    -          1,000,000          2               1,823,290         0.1%        5.902%        1.38          59.4%
    1,000,001    -          1,500,000         13              17,356,946         1.3%        5.776%        1.49          68.0%
    1,500,001    -          2,000,000         14              25,978,376         1.9%        5.601%        1.40          71.5%
    2,000,001    -          3,000,000         27              68,860,978         5.2%        5.411%        1.42          70.9%
    3,000,001    -          4,000,000         29             104,237,230         7.8%        5.491%        1.42          71.4%
    4,000,001    -          5,000,000         19              86,020,485         6.5%        5.349%        1.46          67.8%
    5,000,001    -          6,000,000          9              50,378,906         3.8%        5.503%        1.43          71.9%
    6,000,001    -          7,000,000          5              32,296,924         2.4%        5.378%        1.41          73.9%
    7,000,001    -          8,000,000          2              15,005,851         1.1%        5.325%        1.75          72.2%
    8,000,001    -         10,000,000          6              54,763,712         4.1%        5.251%        1.34          72.8%
   10,000,001              12,000,000          5              54,843,323         4.1%        5.166%        1.37          74.8%
   12,000,001    -         15,000,000          6              83,733,320         6.3%        5.264%        1.53          69.1%
   15,000,001    -         20,000,000          4              68,211,192         5.1%        5.177%        1.38          70.6%
   20,000,001    -         40,000,000         11             291,899,997        21.9%        5.239%        1.33          77.0%
   40,000,001    -         65,000,000          4             204,374,125        15.3%        5.472%        1.48          71.6%
   65,000,001    -       $100,000,000          2             172,305,119        12.9%        5.942%        1.40          65.8%
                                        --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      160          $1,333,352,236       100.0%        5.427%        1.41x         71.7%
                                        ============================================================================================


MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                 $100,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                     $614,239
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                   $8,333,451

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                           ORIGINAL AMORTIZATION TERMS



                                                                                          WEIGHTED
                                     NUMBER OF                          PERCENTAGE OF     AVERAGE                  WEIGHTED
         RANGE OF                   UNDERLYING       CUT-OFF DATE           INITIAL       MORTGAGE     WEIGHTED     AVERAGE
   ORIGINAL AMORTIZATION             MORTGAGE         PRINCIPAL         MORTGAGE POOL    INTEREST      AVERAGE   CUT-OFF DATE
      TERMS (MONTHS)                  LOANS           BALANCE (1)           BALANCE         RATE       U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------

       Interest Only                      9            $   236,185,000       17.7%          5.208%        1.57x        67.8%
    180       -        300               14                109,736,878        8.2%          5.728%        1.50         69.5%
    301       -        360              137                987,430,358       74.1%          5.446%        1.36         72.9%
                                  -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 160            $ 1,333,352,236      100.0%          5.427%        1.41x        71.7%
                                  ===============================================================================================


MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):          360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):          180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):        353

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                      ORIGINAL TERMS TO STATED MATURITY (1)



                                                                                                     WEIGHTED
                                     NUMBER OF                           PERCENTAGE OF                AVERAGE        WEIGHTED
           RANGE OF                 UNDERLYING      CUT-OFF DATE           INITIAL       MORTGAGE    WEIGHTED       AVERAGE
       ORIGINAL TERMS                MORTGAGE         PRINCIPAL          MORTGAGE POOL    INTEREST     AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)        LOANS         BALANCE (2)            BALANCE         RATE      U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------

    59        -        84                13            $   261,576,622       19.6%         5.464%       1.49x         70.3%
    85        -        121              139              1,051,457,152       78.9%         5.413%       1.39          72.2%
    122       -        180                8                 20,318,463        1.5%         5.692%       1.50          66.1%
                                  -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 160            $ 1,333,352,236      100.0%         5.427%       1.41x         71.7%
                                  ===============================================================================================


MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     59
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):  111

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
    THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.

(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                          REMAINING AMORTIZATION TERMS



                                                                                               WEIGHTED
                                         NUMBER OF                             PERCENTAGE OF   AVERAGE                  WEIGHTED
                  RANGE OF               UNDERLYING      CUT-OFF DATE             INITIAL      MORTGAGE   WEIGHTED       AVERAGE
            REMAINING AMORTIZATION        MORTGAGE        PRINCIPAL             MORTGAGE POOL   INTEREST   AVERAGE     CUT-OFF DATE
              TERMS (MONTHS) (1)            LOANS         BALANCE (1)             BALANCE        RATE     U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

                 Interest Only                9             $   236,185,000        17.7%        5.208%      1.57x         67.8%
       179            -          250          2                   8,161,550         0.6%        5.824%      2.11          42.8%
       251            -          300         12                 101,575,328         7.6%        5.721%      1.46          71.7%
       301            -          355         13                 127,337,218         9.6%        6.218%      1.39          67.0%
       356            -          360        124                 860,093,140        64.5%        5.332%      1.36          73.7%
                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     160             $ 1,333,352,236       100.0%        5.427%      1.41x         71.7%
                                       =============================================================================================


MAXIMUM REMAINING AMORTIZATION TERM (MO) (1)(2):               360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):           179
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):         351

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2)  DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
     ARD/MATURITY DATE.

                     REMAINING TERMS TO STATED MATURITY (1)



                                                                                                WEIGHTED
                                           NUMBER OF                           PERCENTAGE OF      AVERAGE                WEIGHTED
                  RANGE OF                 UNDERLYING    CUT-OFF DATE             INITIAL        MORTGAGE    WEIGHTED     AVERAGE
              REMAINING TERMS               MORTGAGE      PRINCIPAL            MORTGAGE POOL     INTEREST    AVERAGE   CUT-OFF DATE
      TO STATED MATURITY (MONTHS) (1)(2)      LOANS      BALANCE (2)              BALANCE          RATE      U/W DSCR  LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------

        54            -           84          14           $   264,176,622       19.8%           5.465%       1.49x       70.3%
        85            -          114           7                92,160,914        6.9%           6.523%       1.41        63.6%
       115            -          120         136               965,801,467       72.4%           5.308%       1.39        73.0%
       121            -          179           3                11,213,234        0.8%           5.812%       1.65        58.8%
                                        ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      160           $ 1,333,352,236      100.0%           5.427%       1.41x        71.7%
                                        ==========================================================================================


MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):     179
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):      54
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):   108

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.

(2)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                           YEARS BUILT/YEARS RENOVATED



                                                                                              WEIGHTED
                                        NUMBER OF                           PERCENTAGE OF    AVERAGE                    WEIGHTED
                                        MORTGAGED    CUT-OFF DATE               INITIAL       MORTGAGE     WEIGHTED       AVERAGE
            RANGE OF YEARS                REAL         PRINCIPAL             MORTGAGE POOL    INTEREST      AVERAGE    CUT-OFF DATE
           BUILT/RENOVATED (1)          PROPERTIES    BALANCE (2)               BALANCE         RATE       U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

      1947         -          1985         20        $   114,503,688             8.6%         5.164%        1.46x         72.5%
      1986         -          1994         22            229,210,282            17.2%         5.343%        1.38          71.0%
      1995         -          1998         23            154,439,385            11.6%         5.517%        1.36          73.9%
      1999         -          2000         23            260,233,142            19.5%         5.394%        1.46          71.6%
      2001         -          2002         28            198,797,055            14.9%         5.369%        1.39          72.8%
      2003         -          2005         53            376,168,685            28.2%         5.577%        1.42          70.5%
                                      ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   169        $ 1,333,352,236           100.0%         5.427%        1.41x         71.7%
                                      ==============================================================================================


MOST RECENT YEAR BUILT/RENOVATED (1):      2005
OLDEST YEAR BUILT/RENOVATED (1):           1947
WTD. AVG. YEAR BUILT/RENOVATED (1):        1997

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(2)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                       OCCUPANCY RATES AT UNDERWRITING (1)



                                                                                            WEIGHTED
                                          NUMBER OF                        PERCENTAGE OF    AVERAGE                    WEIGHTED
                                          MORTGAGED      CUT-OFF DATE         INITIAL       MORTGAGE    WEIGHTED        AVERAGE
                RANGE OF                    REAL           PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE     CUT-OFF DATE
       OCCUPANCY RATES AT U/W (1)        PROPERTIES       BALANCE (2)         BALANCE         RATE      U/W DSCR     LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

      57%          -           85%           14           $  159,530,619     12.0%         5.314%        1.42x          69.3%
      86%          -           90%           19              132,169,107      9.9%         5.255%        1.44           71.8%
      91%          -           93%           15              171,386,260     12.9%         5.372%        1.36           71.3%
      94%          -           95%           17              137,745,583     10.3%         5.262%        1.37           75.1%
      96%          -           97%           17              224,034,429     16.8%         5.765%        1.33           70.7%
      98%          -          100%           74              361,177,427     27.1%         5.347%        1.43           72.8%
                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     156           $1,186,043,425     89.0%         5.405%        1.39x          71.9%
                                       =============================================================================================


MAXIMUM OCCUPANCY RATE AT U/W (1):         100%
MINIMUM OCCUPANCY RATE AT U/W (1):          57%
WTD. AVG. OCCUPANCY RATE AT U/W (1):        94%

(1)  HOTEL PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS



                                                                                          WEIGHTED
                                     NUMBER OF                           PERCENTAGE OF     AVERAGE                      WEIGHTED
                                    UNDERLYING    CUT-OFF DATE              INITIAL       MORTGAGE       WEIGHTED       AVERAGE
              RANGE OF               MORTGAGE       PRINCIPAL            MORTGAGE POOL    INTEREST        AVERAGE     CUT-OFF DATE
             U/W DSCRS                 LOANS       BALANCE (1)              BALANCE         RATE         U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

     1.21x        -       1.30          52             $  456,676,861       34.3%         5.372%          1.25x         76.8%
     1.31         -       1.35          19                134,912,825       10.1%         5.334%          1.34          74.7%
     1.36         -       1.40          19                216,479,124       16.2%         5.391%          1.38          71.9%
     1.41         -       1.45          16                150,728,244       11.3%         5.957%          1.42          66.6%
     1.46         -       1.50          13                 97,302,047        7.3%         5.610%          1.49          71.3%
     1.51         -       1.60          17                 69,004,791        5.2%         5.383%          1.54          65.5%
     1.61         -       1.70          11                141,206,315       10.6%         5.169%          1.67          67.7%
     1.71         -       2.00           9                 49,943,160        3.7%         5.278%          1.79          60.5%
     2.01         -      2.38x           4                 17,098,869        1.3%         5.141%          2.27          48.8%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160             $1,333,352,236      100.0%         5.427%          1.41x         71.7%
                                  ==================================================================================================


MAXIMUM U/W DSCR:                     2.38X
MINIMUM U/W DSCR:                     1.21X
WTD. AVG. U/W DSCR:                   1.41X

(1)   ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                        CUT-OFF DATE LOAN-TO-VALUE RATIOS



                                                                                            WEIGHTED
                                      NUMBER OF                           PERCENTAGE OF     AVERAGE                    WEIGHTED
                                     UNDERLYING     CUT-OFF DATE             INITIAL        MORTGAGE     WEIGHTED       AVERAGE
      RANGE OF CUT-OFF DATE           MORTGAGE       PRINCIPAL             MORTGAGE POOL    INTEREST     AVERAGE     CUT-OFF DATE
     LOAN-TO-VALUE RATIOS (1)           LOANS        BALANCE (1)             BALANCE          RATE       U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

     27.8%        -      60.0%           12             $   46,248,092         3.5%           5.464%       1.79x         52.0%
     60.1%        -      70.0%           52                511,365,048        38.4%           5.501%       1.52          66.1%
     70.1%        -      73.0%           18                157,326,461        11.8%           5.406%       1.33          71.8%
     73.1%        -      75.0%           17                 96,994,529         7.3%           5.677%       1.44          74.2%
     75.1%        -      77.0%           17                102,299,629         7.7%           5.470%       1.29          76.0%
     77.1%        -      78.0%            5                 45,385,758         3.4%           5.484%       1.25          77.6%
     78.1%        -      79.0%           12                163,709,755        12.3%           5.206%       1.29          78.8%
     79.1%        -      80.0%           27                210,022,964        15.8%           5.281%       1.30          79.6%
                                   -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 160             $1,333,352,236       100.0%           5.427%       1.41x         71.7%
                                   =================================================================================================


MAXIMUM CUT-OFF DATE LTV RATIO (1):     80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):     27.8%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   71.7%

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                       MORTGAGED REAL PROPERTIES BY STATE



                                                                                             WEIGHTED
                                     NUMBER OF                            PERCENTAGE OF       AVERAGE                  WEIGHTED
                                     MORTGAGED    CUT-OFF DATE               INITIAL         MORTGAGE    WEIGHTED      AVERAGE
                                       REAL         PRINCIPAL             MORTGAGE POOL      INTEREST     AVERAGE    CUT-OFF DATE
STATE                               PROPERTIES     BALANCE (1)               BALANCE           RATE      U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

California                              16             $   315,358,883        23.7%           5.705%       1.43x        68.0%
       Northern California (2)           3                  10,238,976         0.8%           5.481%       1.36         70.1%
       Southern California (2)          13                 305,119,907        22.9%           5.713%       1.43         67.9%
Texas                                   20                 153,881,845        11.5%           5.421%       1.32         72.6%
Florida                                 14                 122,981,503         9.2%           5.300%       1.32         74.5%
Ohio                                    23                 109,985,653         8.2%           5.517%       1.49         71.1%
Tennessee                                5                  65,631,023         4.9%           5.504%       1.34         73.2%
Utah                                     4                  57,300,803         4.3%           5.355%       1.38         74.3%
Illinois                                 4                  48,464,532         3.6%           5.153%       1.45         71.2%
New York                                 7                  44,298,461         3.3%           5.126%       1.41         76.3%
Connecticut                              3                  38,644,182         2.9%           4.914%       1.75         65.6%
Arizona                                  7                  34,632,676         2.6%           5.319%       1.41         73.5%
Georgia                                  6                  32,163,539         2.4%           5.341%       1.28         78.1%
Maryland                                 7                  31,584,898         2.4%           5.408%       1.37         75.6%
Minnesota                                1                  27,400,000         2.1%           5.070%       1.24         79.0%
Michigan                                 6                  24,740,677         1.9%           5.149%       1.54         69.6%
North Carolina                           5                  23,102,892         1.7%           5.437%       1.58         66.7%
Oregon                                   1                  21,877,755         1.6%           5.190%       1.27         78.1%
Washington                               5                  20,783,326         1.6%           5.318%       1.67         58.0%
Pennsylvania                             3                  20,544,129         1.5%           5.296%       1.30         78.1%
Nevada                                   3                  17,966,829         1.3%           5.368%       1.37         76.3%
Idaho                                    5                  16,861,245         1.3%           5.601%       1.32         75.0%
South Carolina                           2                  13,037,232         1.0%           5.523%       1.33         71.0%
Massachusetts                            1                  12,000,000         0.9%           5.000%       1.66         62.5%
Indiana                                  2                  11,623,290         0.9%           5.281%       1.22         79.1%
New Jersey                               2                   8,010,140         0.6%           5.345%       1.62         65.2%
Colorado                                 2                   7,976,696         0.6%           5.619%       1.39         73.7%
Maine                                    1                   7,670,000         0.6%           4.900%       2.19         65.0%
Virginia                                 3                   7,373,678         0.6%           5.431%       1.33         75.8%
Kansas                                   1                   7,335,851         0.6%           5.770%       1.30         79.7%
Wisconsin                                2                   4,696,901         0.4%           5.294%       1.41         73.8%
Oklahoma                                 1                   4,490,412         0.3%           5.300%       1.27         77.7%
Delaware                                 1                   4,151,042         0.3%           5.250%       1.65         79.8%
Louisiana                                1                   3,976,115         0.3%           6.270%       1.89         58.5%
Mississippi                              1                   3,900,000         0.3%           5.570%       1.24         75.0%
Missouri                                 1                   3,736,460         0.3%           5.480%       1.62         74.7%
Kentucky                                 1                   2,554,615         0.2%           5.360%       1.44         76.5%
Wyoming                                  1                   1,467,250         0.1%           5.900%       1.38         63.8%
Alabama                                  1                   1,147,702         0.1%           5.600%       1.47         75.0%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 169            $ 1,333,352,236       100.0%           5.427%       1.41x        71.7%
                                 ===================================================================================================


(1)    ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2)    SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN
       CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN
       CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA
       WITH ZIP CODES GREATER THAN 93600.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE



                                                                                WEIGHTED
                                NUMBER OF                       PERCENTAGE OF   AVERAGE                  WEIGHTED         WEIGHTED
                                UNDERLYING    CUT-OFF DATE        INITIAL      MORTGAGE      WEIGHTED     AVERAGE         AVERAGE
                                 MORTGAGE       PRINCIPAL       MORTGAGE POOL   INTEREST     AVERAGE   CUT-OFF DATE      REMAINING
LOAN TYPE                         LOANS        BALANCE (1)        BALANCE        RATE       U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------

Balloons without IO Term           100         $   535,446,826     40.2%         5.579%        1.42x       70.1%             N/A
Balloons with Partial IO Term       45             498,349,125     37.4%         5.394%        1.33        74.8%             38
Interest Only Balloon Loans          9             236,185,000     17.7%         5.208%        1.57        67.8%             82
ARD Loans with IO Periods            4              51,850,000      3.9%         5.136%        1.35        78.5%             40
ARD Loans without IO Periods         1               7,335,851      0.6%         5.770%        1.30        79.7%             N/A
Fully Amortizing                     1               4,185,435      0.3%         5.400%        2.32        27.8%             N/A
                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            160         $ 1,333,352,236    100.0%         5.427%        1.41x       71.7%             N/A
                               =====================================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE



                                                                                     WEIGHTED
                                NUMBER OF                         PERCENTAGE OF       AVERAGE                     WEIGHTED
                                MORTGAGED    CUT-OFF DATE           INITIAL         MORTGAGE       WEIGHTED       AVERAGE
                                  REAL        PRINCIPAL           MORTGAGE POOL      INTEREST       AVERAGE     CUT-OFF DATE
PROPERTY TYPE                  PROPERTIES    BALANCE (1)            BALANCE           RATE         U/W DSCR    LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------

Retail                             71          $  571,728,240         42.9%           5.501%          1.41x         69.8%
Multifamily                        55             403,506,047         30.3%           5.336%          1.35          73.9%
Office                             17             161,855,707         12.1%           5.214%          1.40          74.6%
Hotel                              13             147,308,812         11.0%           5.607%          1.57          70.5%
Mixed Use                           7              26,115,970          2.0%           5.400%          1.49          67.9%
Industrial                          2              11,887,746          0.9%           5.556%          1.45          70.5%
Self Storage                        4              10,949,714          0.8%           5.570%          1.37          76.3%
                            -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           169          $1,333,352,236        100.0%           5.427%          1.41x         71.7%
                            =====================================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE



                                                                                             WEIGHTED
                                         NUMBER OF                          PERCENTAGE OF     AVERAGE                  WEIGHTED
                                         MORTGAGED      CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED       AVERAGE
                        PROPERTY           REAL          PRINCIPAL          MORTGAGE POOL    INTEREST     AVERAGE     CUT-OFF DATE
PROPERTY TYPE           SUB-TYPE        PROPERTIES      BALANCE (1)           BALANCE         RATE       U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

Multifamily
                  Conventional              42              $ 362,516,992       27.2%         5.319%       1.34x         74.2%
                  Manufactured Housing      13                 40,989,055        3.1%         5.493%       1.42          70.8%
                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     55              $ 403,506,047       30.3%         5.336%       1.35x         73.9%
                                       =============================================================================================

Retail
                  Anchored                  43              $ 371,000,308       27.8%         5.523%       1.44x         68.9%
                  Unanchored                28                200,727,932       15.1%         5.461%       1.36          71.5%
                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     71              $ 571,728,240       42.9%         5.501%       1.41x         69.8%
                                       =============================================================================================

HOTEL
                  Full Service               3               $ 90,258,572        6.8%         5.473%       1.60x         68.9%
                  Limited Service           10                 57,050,240        4.3%         5.819%       1.53          73.0%
                                       ---------------------------------------------------------------------------------------------
Total/Weighted Average:                     13              $ 147,308,812       11.0%         5.607%       1.57x         70.5%
                                       =============================================================================================


(1)   ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                    PREPAYMENT PROVISIONS AS OF CUT-OFF DATE



                                                                                         WEIGHTED        WEIGHTED
                                                                                          AVERAGE        AVERAGE        WEIGHTED
                                                                        PERCENTAGE OF    REMAINING       REMAINING        AVERAGE
                  RANGE OF              NUMBER OF     CUT-OFF DATE        INITIAL         LOCKOUT        LOCKOUT      REMAINING
             REMAINING TERMS TO          MORTGAGE       PRINCIPAL       MORTGAGE POOL      PERIOD     PLUS YM PERIOD    MATURITY
        STATED MATURITY (MONTHS) (1)      LOANS         BALANCE (2)         BALANCE        (MONTHS)       (MONTHS)     (MONTHS) (1)
------------------------------------------------------------------------------------------------------------------------------------

        54         -       60              11           $   148,902,497      11.2%           53             53             57
        61         -       84               3               115,274,125       8.6%           77             77             82
        85         -      120             143             1,057,962,381      79.3%          111            114            117
        121        -      179               3                11,213,234       0.8%          140            174            178
                                    ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   160           $ 1,333,352,236     100.0%          102            104            108
                                    ================================================================================================


(1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO
BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                                PREPAYMENT OPTION



                                                                                           WEIGHTED      WEIGHTED
                                                                                          AVERAGE        AVERAGE          WEIGHTED
                                                                         PERCENTAGE OF     REMAINING      REMAINING       AVERAGE
                                    NUMBER OF      CUT-OFF DATE             INITIAL         LOCKOUT        LOCKOUT       REMAINING
                                    MORTGAGE         PRINCIPAL           MORTGAGE POOL      PERIOD     PLUS YM PERIOD     MATURITY
 PREPAYMENT OPTION                    LOANS         BALANCE (1)             BALANCE        (MONTHS)       (MONTHS)      (MONTHS) (2)
------------------------------------------------------------------------------------------------------------------------------------

Lockout / Defeasance                   149              $ 1,271,989,468      95.4%            103            103            107
Lockout / Yield Maintenance              6                   31,939,529       2.4%             36            121            126
Yield Maintenance                        5                   29,423,240       2.2%              0            115            119
                                ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160              $ 1,333,352,236     100.0%            102            104            108
                                ====================================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2)  IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO
     BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST



                                                                                 WEIGHTED
                           NUMBER OF                          PERCENTAGE OF      AVERAGE                     WEIGHTED
                           MORTGAGED        CUT-OFF DATE         INITIAL         MORTGAGE     WEIGHTED        AVERAGE
                             REAL            PRINCIPAL        MORTGAGE POOL      INTEREST      AVERAGE     CUT-OFF DATE
FEE/LEASEHOLD             PROPERTIES        BALANCE (1)          BALANCE          RATES       U/W DSCR     LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------

Fee                           166           $ 1,287,157,236        96.5%          5.443%        1.41x          71.6%
Leasehold                      3                 46,195,000         3.5%          4.977%        1.56           74.9%
                          -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       169           $ 1,333,352,236       100.0%          5.427%        1.41x          71.7%
                          ===============================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                       LARGE MORTGAGE LOAN CONCENTRATION



                                                         WEIGHTED
                                     PERCENTAGE OF        AVERAGE                            WEIGHTED
                   CUT-OFF DATE         INITIAL          MORTGAGE           WEIGHTED          AVERAGE
                     PRINCIPAL       LOAN GROUP NO. 1    INTEREST           AVERAGE        CUT-OFF DATE
CONCENTRATION       BALANCE (1)         BALANCE            RATE             U/W DSCR       LTV RATIO (1)
---------------------------------------------------------------------------------------------------------

Top 1               $ 100,000,000        10.5%            5.300%              1.39x            69.4%
Top 3                 231,905,119        24.3%            5.790%              1.48             66.6%
Top 5                 314,979,244        32.9%            5.711%              1.48             69.1%
Top 7                 369,552,535        38.6%            5.635%              1.45             70.5%
Top 10                445,393,771        46.6%            5.600%              1.43             71.3%
ENTIRE POOL         $ 956,172,396       100.0%            5.466%              1.44x            70.7%


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                        UNDERLYING MORTGAGE LOAN SELLERS



                                                                                        WEIGHTED
                               NUMBER OF                           PERCENTAGE OF         AVERAGE                       WEIGHTED
                              UNDERLYING      CUT-OFF DATE          INITIAL             MORTGAGE      WEIGHTED         AVERAGE
                              MORTGAGE          PRINCIPAL      LOAN GROUP NO. 1         INTEREST       AVERAGE       CUT-OFF DATE
MORTGAGE LOAN SELLER           LOANS           BALANCE (1)          BALANCE               RATE        U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------

Column Financial, Inc.           75               $ 668,200,533       69.9%              5.563%         1.39x           71.4%
Keybank National Association     39                 287,971,864       30.1%              5.239%         1.55            69.2%
                              -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         114               $ 956,172,396      100.0%              5.466%         1.44x           70.7%
                              =====================================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                            MORTGAGE INTEREST RATES



                                                                                          WEIGHTED
                                   NUMBER OF                            PERCENTAGE OF      AVERAGE                      WEIGHTED
                                   UNDERLYING       CUT-OFF DATE           INITIAL        MORTGAGE       WEIGHTED        AVERAGE
        RANGE OF                   MORTGAGE          PRINCIPAL        LOAN GROUP NO. 1   INTEREST       AVERAGE      CUT-OFF DATE
MORTGAGE INTEREST RATES              LOANS           BALANCE (1)           BALANCE          RATE         U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

  4.900%      -       5.000%            8              $ 111,309,453        11.6%          4.942%          1.62x          68.5%
  5.001%      -       5.250%           25                175,725,726        18.4%          5.170%          1.37           74.2%
  5.251%      -       5.500%           40                371,090,183        38.8%          5.340%          1.46           70.3%
  5.501%      -       5.750%           23                133,116,859        13.9%          5.640%          1.32           73.8%
  5.751%      -       6.250%           15                 87,648,941         9.2%          5.817%          1.44           73.0%
  6.251%      -       6.830%            3                 77,281,234         8.1%          6.794%          1.44           60.5%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               114              $ 956,172,396       100.0%          5.466%          1.44x          70.7%
                                  ==================================================================================================


MAXIMUM MORTGAGE INTEREST RATE:                               6.830%
MINIMUM MORTGAGE INTEREST RATE:                               4.900%
WTD. AVG. MORTGAGE INTEREST RATE:                             5.466%

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                        CUT-OFF DATE PRINCIPAL BALANCES



                                                                                          WEIGHTED
                                   NUMBER OF                            PERCENTAGE OF      AVERAGE                      WEIGHTED
                                   UNDERLYING       CUT-OFF DATE           INITIAL        MORTGAGE       WEIGHTED        AVERAGE
RANGE OF CUT-OFF DATE               MORTGAGE          PRINCIPAL        LOAN GROUP NO. 1   INTEREST       AVERAGE      CUT-OFF DATE
PRINCIPAL BALANCES (1)               LOANS           BALANCE (1)           BALANCE          RATE         U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

   $614,239   -         750,000         2                $ 1,262,463         0.1%          6.073%          1.64x          58.0%
    750,001   -       1,000,000         2                  1,823,290         0.2%          5.902%          1.38           59.4%
  1,000,001   -       1,500,000         8                 10,320,158         1.1%          5.726%          1.53           65.4%
  1,500,001   -       2,000,000        10                 18,623,091         1.9%          5.582%          1.39           71.0%
  2,000,001   -       3,000,000        21                 53,740,336         5.6%          5.377%          1.44           69.9%
  3,000,001   -       4,000,000        18                 64,665,017         6.8%          5.513%          1.48           68.7%
  4,000,001   -       5,000,000        13                 59,236,462         6.2%          5.309%          1.53           65.4%
  5,000,001   -       6,000,000         8                 45,084,316         4.7%          5.543%          1.39           73.2%
  6,000,001   -       7,000,000         4                 25,796,924         2.7%          5.370%          1.45           72.5%
  7,000,001   -       8,000,000         2                 15,005,851         1.6%          5.325%          1.75           72.2%
  8,000,001   -      10,000,000         3                 26,132,395         2.7%          5.163%          1.41           69.5%
 10,000,001          12,000,000         5                 54,843,323         5.7%          5.166%          1.37           74.8%
 12,000,001   -      15,000,000         3                 40,675,000         4.3%          5.158%          1.61           67.3%
 15,000,001   -      20,000,000         3                 51,500,000         5.4%          5.267%          1.29           72.0%
 20,000,001   -      40,000,000         8                202,484,526        21.2%          5.270%          1.35           76.0%
 40,000,001   -      65,000,000         2                112,674,125        11.8%          5.555%          1.61           71.4%
 65,000,001   -    $100,000,000         2                172,305,119        18.0%          5.942%          1.40           65.8%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               114              $ 956,172,396       100.0%          5.466%          1.44x          70.7%
                                  ==================================================================================================


MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):             $100,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                 $614,239
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):               $8,387,477

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                          ORIGINAL AMORTIZATION TERMS



                                                                                    WEIGHTED
                             NUMBER OF                            PERCENTAGE OF      AVERAGE                     WEIGHTED
      RANGE OF               UNDERLYING        CUT-OFF DATE          INITIAL        MORTGAGE      WEIGHTED        AVERAGE
ORIGINAL AMORTIZATION         MORTGAGE          PRINCIPAL        LOAN GROUP NO. 1   INTEREST       AVERAGE     CUT-OFF DATE
    TERMS (MONTHS)              LOANS           BALANCE (1)           BALANCE          RATE        U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

Interest Only                     7              $ 230,995,000        24.2%          5.196%         1.57x          67.8%
   180      -      300           13                108,466,980        11.3%          5.725%         1.51           69.5%
   301      -      360           94                616,710,416        64.5%          5.521%         1.38           72.1%
                            -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         114              $ 956,172,396       100.0%          5.466%         1.44x          70.7%
                            =================================================================================================


MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):         360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):         180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):       349

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                     ORIGINAL TERMS TO STATED MATURITY (1)



                                                                                          WEIGHTED
                                     NUMBER OF                           PERCENTAGE OF      AVERAGE                     WEIGHTED
         RANGE OF                   UNDERLYING       CUT-OFF DATE          INITIAL        MORTGAGE      WEIGHTED        AVERAGE
      ORIGINAL TERMS                 MORTGAGE         PRINCIPAL        LOAN GROUP NO. 1   INTEREST       AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS)(1)        LOANS          BALANCE (2)           BALANCE          RATE        U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------

    59      -      84                    9             $ 252,975,473        26.5%          5.461%         1.49x          70.3%
    85      -      121                  98               684,310,913        71.6%          5.462%         1.42           71.0%
   122      -      180                   7                18,886,010         2.0%          5.645%         1.52           65.4%
                                    -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                114             $ 956,172,396       100.0%          5.466%         1.44x          70.7%
                                    ===============================================================================================


MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    59
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1): 108

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
    THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                          REMAINING AMORTIZATION TERMS



                                                                                          WEIGHTED
                                     NUMBER OF                        PERCENTAGE OF       AVERAGE                        WEIGHTED
       RANGE OF                      UNDERLYING    CUT-OFF DATE          INITIAL          MORTGAGE       WEIGHTED        AVERAGE
REMAINING AMORTIZATION                MORTGAGE       PRINCIPAL       LOAN GROUP NO. 1     INTEREST       AVERAGE       CUT-OFF DATE
   TERMS (MONTHS) (1)                  LOANS        BALANCE (1)          BALANCE            RATE         U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

Interest Only                             7          $ 230,995,000        24.2%            5.196%          1.57x           67.8%
    179        -      250                 2              8,161,550         0.9%            5.824%          2.11            42.8%
    251        -      300                11            100,305,430        10.5%            5.717%          1.46            71.7%
    301        -      355                 8            106,568,720        11.1%            6.374%          1.39            65.6%
    356        -      360                86            510,141,697        53.4%            5.343%          1.38            73.4%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 114          $ 956,172,396       100.0%            5.466%          1.44x           70.7%
                                 ===================================================================================================


MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):         360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):         179
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):       347

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
    ARD/MATURITY DATE.

                     REMAINING TERMS TO STATED MATURITY (1)



                                                                                          WEIGHTED
                                     NUMBER OF                        PERCENTAGE OF       AVERAGE                        WEIGHTED
          RANGE OF                   UNDERLYING    CUT-OFF DATE          INITIAL          MORTGAGE       WEIGHTED        AVERAGE
        REMAINING TERMS               MORTGAGE       PRINCIPAL       LOAN GROUP NO. 1     INTEREST       AVERAGE       CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)     LOANS        BALANCE (2)          BALANCE            RATE         U/W DSCR      LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

     54        -       84                 9          $ 252,975,473        26.5%            5.461%          1.49x           70.3%
     85        -      114                 5             84,577,118         8.8%            6.634%          1.42            62.4%
    115        -      120                98            608,839,024        63.7%            5.301%          1.42            72.3%
    121        -      179                 2              9,780,781         1.0%            5.738%          1.70            56.3%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 114          $ 956,172,396       100.0%            5.466%          1.44x           70.7%
                                 ===================================================================================================


MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):   179
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):   54
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2): 105

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
    THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                          YEARS BUILT/YEARS RENOVATED



                                                                                        WEIGHTED
                                   NUMBER OF                          PERCENTAGE OF      AVERAGE                       WEIGHTED
                                   MORTGAGED        CUT-OFF DATE         INITIAL        MORTGAGE       WEIGHTED        AVERAGE
RANGE OF YEARS                        REAL           PRINCIPAL        LOAN GROUP NO. 1  INTEREST       AVERAGE       CUT-OFF DATE
BUILT/RENOVATED (1)                PROPERTIES       BALANCE (2)          BALANCE          RATE         U/W DSCR      LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------

   1947      -      1985               11            $  48,422,475          5.1%          5.267%          1.55x          69.3%
   1986      -      1994               19              220,693,561         23.1%          5.342%          1.38           70.8%
   1995      -      1998               16              110,295,583         11.5%          5.531%          1.40           73.9%
   1999      -      2000               16              156,965,459         16.4%          5.399%          1.54           71.3%
   2001      -      2002               19              110,918,180         11.6%          5.437%          1.42           70.8%
   2003      -      2005               41              308,877,139         32.3%          5.606%          1.43           69.5%
                                  ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               122            $ 956,172,396         100.0%         5.466%          1.44x          70.7%
                                  ================================================================================================


MOST RECENT YEAR BUILT/RENOVATED (1):(2005)
OLDEST YEAR BUILT/RENOVATED (1):     (1947)
WTD. AVG. YEAR BUILT/RENOVATED (1):  (1997)

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
    RENOVATED.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                      OCCUPANCY RATES AT UNDERWRITING (1)



                                                                                        WEIGHTED
                                   NUMBER OF                          PERCENTAGE OF      AVERAGE                       WEIGHTED
                                   MORTGAGED        CUT-OFF DATE         INITIAL        MORTGAGE       WEIGHTED        AVERAGE
 RANGE OF                             REAL           PRINCIPAL        LOAN GROUP NO. 1  INTEREST       AVERAGE       CUT-OFF DATE
 OCCUPANCY RATES AT U/W (1)        PROPERTIES       BALANCE (2)          BALANCE          RATE         U/W DSCR      LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------

    57%      -       85%               11            $ 132,730,619        13.9%          5.304%          1.41x          68.9%
    86%      -       90%               10               57,193,752         6.0%          5.346%          1.45           70.5%
    91%      -       93%                5               40,989,236         4.3%          5.330%          1.53           67.3%
    94%      -       95%                8               64,075,795         6.7%          5.210%          1.46           72.8%
    96%      -       97%               10              178,509,009        18.7%          5.875%          1.35           68.6%
    98%      -      100%               65              335,365,174        35.1%          5.335%          1.42           72.8%
                                  ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               109            $ 808,863,585        84.6%          5.440%          1.42x          70.8%
                                  ================================================================================================


MAXIMUM OCCUPANCY RATE AT U/W (1):    100%
MINIMUM OCCUPANCY RATE AT U/W (1):    57%
WTD. AVG. OCCUPANCY RATE AT U/W (1):  94%

(1) HOTEL PROPERTIES ARE NOT INCLUDED.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                   UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS



                                                                                     WEIGHTED
                                    NUMBER OF                     PERCENTAGE OF      AVERAGE                      WEIGHTED
                                    UNDERLYING   CUT-OFF DATE        INITIAL         MORTGAGE      WEIGHTED       AVERAGE
RANGE OF                             MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST      AVERAGE      CUT-OFF DATE
U/W DSCRS                             LOANS       BALANCE (1)        BALANCE           RATE        U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

   1.21x    -      1.30                 30       $ 257,970,767        27.0%           5.385%         1.25x          77.1%
   1.31     -      1.35                 11          37,875,411         4.0%           5.448%         1.33           74.8%
   1.36     -      1.40                 15         206,049,119        21.5%           5.386%         1.39           71.7%
   1.41     -      1.45                 13         142,523,629        14.9%           5.986%         1.42           66.5%
   1.46     -      1.50                 11          81,849,765         8.6%           5.655%         1.49           71.6%
   1.51     -      1.60                 14          48,814,791         5.1%           5.330%         1.54           65.3%
   1.61     -      1.70                  9         120,758,663        12.6%           5.197%         1.68           67.6%
   1.71     -      2.00                  7          43,231,381         4.5%           5.296%         1.80           60.2%
   2.01     -      2.38x                 4          17,098,869         1.8%           5.141%         2.27           48.8%
                                    -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                114       $ 956,172,396       100.0%           5.466%         1.44x          70.7%
                                    =========================================================================================


MAXIMUM U/W DSCR:                     2.38X
MINIMUM U/W DSCR:                     1.21X
WTD. AVG. U/W DSCR:                   1.44X

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                       CUT-OFF DATE LOAN-TO-VALUE RATIOS



                                                                                     WEIGHTED
                                    NUMBER OF                     PERCENTAGE OF      AVERAGE                      WEIGHTED
                                    UNDERLYING   CUT-OFF DATE        INITIAL         MORTGAGE      WEIGHTED       AVERAGE
  RANGE OF CUT-OFF DATE              MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST      AVERAGE      CUT-OFF DATE
 LOAN-TO-VALUE RATIOS (1)             LOANS       BALANCE (1)        BALANCE           RATE        U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

  27.8%     -     60.0%                 11        $ 42,048,091         4.4%           5.473%         1.83x          51.3%
  60.1%     -     70.0%                 42         445,972,706        46.6%           5.527%         1.52           66.0%
  70.1%     -     73.0%                  9          40,992,179         4.3%           5.404%         1.35           71.7%
  73.1%     -     75.0%                 15          91,240,553         9.5%           5.677%         1.43           74.2%
  75.1%     -     77.0%                  9          69,767,944         7.3%           5.489%         1.29           76.1%
  77.1%     -     78.0%                  2          22,795,346         2.4%           5.643%         1.22           77.4%
  78.1%     -     79.0%                  8         124,868,709        13.1%           5.262%         1.28           78.7%
  79.1%     -     80.0%                 18         118,486,868        12.4%           5.258%         1.34           79.7%
                                    -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                114       $ 956,172,396       100.0%           5.466%         1.44x          70.7%
                                    =========================================================================================


MAXIMUM CUT-OFF DATE LTV RATIO (1):   80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):   27.8%
WTD. AVG. CUT-OFF DATE LTV RATIO (1): 70.7%

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                       MORTGAGED REAL PROPERTIES BY STATE



                                                                                     WEIGHTED
                              NUMBER OF                            PERCENTAGE OF      AVERAGE                       WEIGHTED
                              MORTGAGED      CUT-OFF DATE             INITIAL        MORTGAGE       WEIGHTED         AVERAGE
                                REAL           PRINCIPAL          LOAN GROUP NO. 1   INTEREST        AVERAGE      CUT-OFF DATE
STATE                        PROPERTIES       BALANCE (1)             BALANCE          RATE         U/W DSCR      LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------

California                       15              $ 311,158,883         32.5%          5.710%          1.43x           68.1%
   Northern California (2)        3                 10,238,976          1.1%          5.481%          1.36            70.1%
   Southern California (2)       12                300,919,907         31.5%          5.718%          1.43            68.0%
Ohio                             19                 84,007,322          8.8%          5.566%          1.52            70.2%
Florida                          10                 76,266,032          8.0%          5.313%          1.34            72.4%
Tennessee                         4                 60,336,433          6.3%          5.533%          1.31            74.2%
New York                          5                 40,903,860          4.3%          5.065%          1.42            76.1%
Connecticut                       3                 38,644,182          4.0%          4.914%          1.75            65.6%
Utah                              3                 35,100,803          3.7%          5.339%          1.49            71.1%
Georgia                           6                 32,163,539          3.4%          5.341%          1.28            78.1%
Maryland                          6                 30,315,000          3.2%          5.382%          1.37            75.7%
Minnesota                         1                 27,400,000          2.9%          5.070%          1.24            79.0%
Arizona                           5                 22,251,359          2.3%          5.272%          1.48            72.2%
Texas                             9                 22,036,541          2.3%          5.629%          1.45            70.2%
Oregon                            1                 21,877,755          2.3%          5.190%          1.27            78.1%
Illinois                          3                 19,964,532          2.1%          5.415%          1.63            60.2%
Washington                        4                 16,983,326          1.8%          5.335%          1.77            54.0%
Nevada                            2                 14,327,313          1.5%          5.289%          1.39            76.5%
Massachusetts                     1                 12,000,000          1.3%          5.000%          1.66            62.5%
Indiana                           2                 11,623,290          1.2%          5.281%          1.22            79.1%
New Jersey                        2                  8,010,140          0.8%          5.345%          1.62            65.2%
Maine                             1                  7,670,000          0.8%          4.900%          2.19            65.0%
Virginia                          3                  7,373,678          0.8%          5.431%          1.33            75.8%
Kansas                            1                  7,335,851          0.8%          5.770%          1.30            79.7%
North Carolina                    3                  6,685,705          0.7%          5.496%          1.52            68.6%
Michigan                          3                  6,597,033          0.7%          5.525%          1.31            76.6%
Idaho                             1                  6,000,000          0.6%          5.690%          1.29            76.9%
Colorado                          1                  5,982,735          0.6%          5.672%          1.36            73.9%
Wisconsin                         2                  4,696,901          0.5%          5.294%          1.41            73.8%
Delaware                          1                  4,151,042          0.4%          5.250%          1.65            79.8%
Louisiana                         1                  3,976,115          0.4%          6.270%          1.89            58.5%
Mississippi                       1                  3,900,000          0.4%          5.570%          1.24            75.0%
South Carolina                    1                  3,287,232          0.3%          5.770%          1.26            67.4%
Pennsylvania                      1                  1,998,093          0.2%          5.450%          1.51            79.9%
Alabama                           1                  1,147,702          0.1%          5.600%          1.47            75.0%
                       ---------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          122             $ 956,172,396        100.0%          5.466%          1.44c           70.7%
                       =========================================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN
    CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA
    CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES
    GREATER THAN 93600.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE



                                                                                 WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF     AVERAGE                  WEIGHTED     WEIGHTED
                                  UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE    WEIGHTED      AVERAGE      AVERAGE
                                  MORTGAGE      PRINCIPAL     LOAN GROUP NO. 1   INTEREST     AVERAGE    CUT-OFF DATE  REMAINING
LOAN TYPE                          LOANS       BALANCE (1)         BALANCE         RATE      U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------

Balloons without IO Term             76        $398,591,986         41.7%          5.665%       1.43x        68.7%         N/A
Balloons with Partial IO Term        25         263,214,125         27.5%          5.457%       1.34         75.2%          34
Interest Only Balloon Loans           7         230,995,000         24.2%          5.196%       1.57         67.8%          83
ARD Loans with IO Periods             4          51,850,000          5.4%          5.136%       1.35         78.5%          40
ARD Loans without IO Periods          1           7,335,851          0.8%          5.770%       1.30         79.7%         N/A
Fully Amortizing                      1           4,185,435          0.4%          5.400%       2.32         27.8%         N/A
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             114        $956,172,396        100.0%          5.466%       1.44x        70.7%         N/A
                                  ==================================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE



                                                                                   WEIGHTED
                               NUMBER OF                       PERCENTAGE OF       AVERAGE                        WEIGHTED
                               MORTGAGED      CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                                  REAL          PRINCIPAL      LOAN GROUP NO. 1    INTEREST       AVERAGE       CUT-OFF DATE
PROPERTY TYPE                  PROPERTIES      BALANCE (1)        BALANCE            RATE         U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

Retail                             71          $ 571,728,240       59.8%            5.501%          1.41x          69.8%
Office                             17            161,855,707       16.9%            5.214%          1.40           74.6%
Hotel                              13            147,308,812       15.4%            5.607%          1.57           70.5%
Multifamily                         8             26,326,207        2.8%            5.421%          1.49           70.2%
Mixed Use                           7             26,115,970        2.7%            5.400%          1.49           67.9%
Industrial                          2             11,887,746        1.2%            5.556%          1.45           70.5%
Self Storage                        4             10,949,714        1.1%            5.570%          1.37           76.3%
                              -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           122          $ 956,172,396      100.0%            5.466%          1.44x          70.7%
                              ===============================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE



                                                                                   WEIGHTED
                               NUMBER OF                       PERCENTAGE OF       AVERAGE                        WEIGHTED
                               MORTGAGED      CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                 PROPERTY         REAL          PRINCIPAL      LOAN GROUP NO. 1    INTEREST       AVERAGE       CUT-OFF DATE
PROPERTY TYPE    SUB-TYPE      PROPERTIES      BALANCE (1)        BALANCE            RATE         U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

Multifamily
      Conventional                  1          $   4,151,042        0.4%            5.250%          1.65x           79.8%
      Manufactured Housing          7             22,175,165        2.3%            5.453%          1.46            68.3%
                                 --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             8          $  26,326,207        2.8%            5.421%          1.49x           70.2%
                                 ============================================================================================

Retail
      Anchored                    (43)         $ 371,000,308       38.8%            5.523%          1.44x           68.9%
      Unanchored                   28            200,727,932       21.0%            5.461%          1.36            71.5%
                                 --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            71          $ 571,728,240       59.8%            5.501%          1.41x           69.8%
                                 ============================================================================================

HOTEL
      Full Service                  3          $  90,258,572        9.4%            5.473%          1.60x           68.9%
      Limited Service              10             57,050,240        6.0%            5.819%          1.53            73.0%
                                 --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            13          $ 147,308,812       15.4%            5.607%          1.57x           70.5%
                                 ============================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                     PREPAYMENT PROVISION AS OF CUT-OFF DATE



                                                                                       WEIGHTED        WEIGHTED
                                                                                        AVERAGE        AVERAGE        WEIGHTED
                                                                     PERCENTAGE OF     REMAINING      REMAINING        AVERAGE
       RANGE OF                      NUMBER OF     CUT-OFF DATE        INITIAL         LOCKOUT        LOCKOUT        REMAINING
   REMAINING TERMS TO                 MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1    PERIOD      PLUS YM PERIOD    MATURITY
STATED MATURITY (MONTHS) (1)            LOANS       BALANCE (2)         BALANCE        (MONTHS)        (MONTHS)     (MONTHS) (1)
----------------------------------------------------------------------------------------------------------------------------------

     54           -         60             7          $ 140,301,348       14.7%            53             53              57
     61           -         84             2            112,674,125       11.8%            77             77              82
     85           -        120           103            693,416,142       72.5%           110            113             117
     121          -        179             2              9,780,781        1.0%           135            175             178
                                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  114          $ 956,172,396      100.0%            97            101             105
                                     =============================================================================================


(1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO
    BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                                PREPAYMENT OPTION



                                                                                       WEIGHTED        WEIGHTED
                                                                                        AVERAGE        AVERAGE        WEIGHTED
                                                                     PERCENTAGE OF     REMAINING      REMAINING        AVERAGE
                                      NUMBER OF     CUT-OFF DATE        INITIAL         LOCKOUT        LOCKOUT        REMAINING
                                      MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1    PERIOD      PLUS YM PERIOD    MATURITY
   PREPAYMENT OPTION                    LOANS       BALANCE (1)         BALANCE        (MONTHS)        (MONTHS)     (MONTHS) (2)
----------------------------------------------------------------------------------------------------------------------------------

Lockout / Defeasance                     103          $ 894,809,628       93.6%          100             100             104
Lockout / Yield Maintenance                6             31,939,529        3.3%           36             121             126
Yield Maintenance                          5             29,423,240        3.1%            0             115             119
                                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  114          $ 956,172,396      100.0%           97             101             105
                                     =============================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO
    BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST



                                                                                WEIGHTED
                           NUMBER OF                          PERCENTAGE OF     AVERAGE                      WEIGHTED
                           MORTGAGED       CUT-OFF DATE          INITIAL        MORTGAGE     WEIGHTED        AVERAGE
                             REAL           PRINCIPAL         LOAN GROUP NO. 1  INTEREST      AVERAGE      CUT-OFF DATE
FEE/LEASEHOLD             PROPERTIES       BALANCE (1)           BALANCE         RATES       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------

Fee                           119            $ 909,977,396         95.2%         5.490%        1.43x          70.5%
Leasehold                       3               46,195,000          4.8%         4.977%        1.56           74.9%
                          ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       122            $ 956,172,396        100.0%         5.466%        1.44x          70.7%
                          ==============================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                       LARGE MORTGAGE LOAN CONCENTRATION



                                                         WEIGHTED
                                     PERCENTAGE OF        AVERAGE                            WEIGHTED
                   CUT-OFF DATE         INITIAL          MORTGAGE           WEIGHTED          AVERAGE
                     PRINCIPAL       LOAN GROUP NO. 2    INTEREST           AVERAGE        CUT-OFF DATE
CONCENTRATION       BALANCE (1)         BALANCE            RATE             U/W DSCR       LTV RATIO (1)
---------------------------------------------------------------------------------------------------------

Top 1               $  46,500,000        12.3%            5.370%              1.29x            71.5%
Top 3                 130,415,471        34.6%            5.318%              1.30             74.1%
Top 5                 181,115,471        48.0%            5.271%              1.29             75.5%
Top 7                 212,826,662        56.4%            5.254%              1.34             74.1%
Top 10                250,884,983        66.5%            5.259%              1.34             74.3%
ENTIRE POOL         $ 377,179,840       100.0%            5.330%              1.34x            74.1%


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                        UNDERLYING MORTGAGE LOAN SELLERS



                                                                                  WEIGHTED
                               NUMBER OF                         PERCENTAGE OF    AVERAGE                       WEIGHTED
                              UNDERLYING       CUT-OFF DATE        INITIAL        MORTGAGE      WEIGHTED        AVERAGE
                               MORTGAGE         PRINCIPAL        LOAN GROUP NO. 2 INTEREST       AVERAGE      CUT-OFF DATE
MORTGAGE LOAN SELLER             LOANS         BALANCE (1)         BALANCE          RATE        U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------

Column Financial, Inc.            40           $ 302,233,333        80.1%          5.346%         1.37x          72.9%
Keybank National Association       6              74,946,507        19.9%          5.266%         1.24           79.2%
                              ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           46           $ 377,179,840       100.0%          5.330%         1.34x          74.1%
                              =============================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                             MORTGAGE INTEREST RATES



                                                                                   WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF      AVERAGE                      WEIGHTED
                                  UNDERLYING    CUT-OFF DATE       INITIAL         MORTGAGE      WEIGHTED       AVERAGE
         RANGE OF                  MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
   MORTGAGE INTEREST RATES          LOANS       BALANCE (1)        BALANCE           RATE        U/W DSCR     LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------

  4.900%      -      5.000%            2        $ 45,211,192        12.0%           4.944%         1.45x         74.2%
  5.001%      -      5.250%            9          74,318,295        19.7%           5.196%         1.29          77.6%
  5.251%      -      5.500%           18         213,528,871        56.6%           5.378%         1.34          73.2%
  5.501%      -      5.750%           10          30,285,962         8.0%           5.621%         1.34          72.9%
  5.751%      -      6.250%            6          12,403,068         3.3%           5.903%         1.33          71.7%
  6.251%      -      6.320%            1           1,432,452         0.4%           6.320%         1.30          75.4%
                                 ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               46       $ 377,179,840       100.0%           5.330%         1.34x         74.1%
                                 ==========================================================================================


MAXIMUM MORTGAGE INTEREST RATE:                       6.320%
MINIMUM MORTGAGE INTEREST RATE:                       4.900%
WTD. AVG. MORTGAGE INTEREST RATE:                     5.330%

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                         CUT-OFF DATE PRINCIPAL BALANCES



                                                                                   WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF      AVERAGE                      WEIGHTED
                                  UNDERLYING    CUT-OFF DATE       INITIAL         MORTGAGE      WEIGHTED       AVERAGE
RANGE OF CUT-OFF DATE              MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
PRINCIPAL BALANCES (1)              LOANS       BALANCE (1)        BALANCE           RATE        U/W DSCR     LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------

 $1,269,898   -      1,500,000        5           $ 7,036,788        1.9%           5.848%         1.45x         71.7%
  1,500,001   -      2,000,000        4             7,355,285        2.0%           5.649%         1.42          72.6%
  2,000,001   -      3,000,000        6            15,120,642        4.0%           5.529%         1.34          74.6%
  3,000,001   -      4,000,000       11            39,572,213       10.5%           5.456%         1.33          75.7%
  4,000,001   -      5,000,000        6            26,784,023        7.1%           5.438%         1.31          72.9%
  5,000,001   -      7,000,000        2            11,794,591        3.1%           5.302%         1.46          71.5%
  7,000,001   -     10,000,000        3            28,631,317        7.6%           5.331%         1.29          75.9%
 10,000,001   -     15,000,000        3            43,058,320       11.4%           5.364%         1.45          70.8%
 15,000,001   -     20,000,000        1            16,711,192        4.4%           4.900%         1.65          66.3%
 20,000,001   -     40,000,000        3            89,415,471       23.7%           5.169%         1.27          79.3%
 40,000,001   -    $46,500,000        2            91,700,000       24.3%           5.370%         1.31          71.7%
                                 ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              46         $ 377,179,840      100.0%           5.330%         1.34x         74.1%
                                 ==========================================================================================


MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):      $46,500,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):       $1,269,898
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):       $8,199,562

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                          ORIGINAL AMORTIZATION TERMS



                                                                                           WEIGHTED
                                NUMBER OF                               PERCENTAGE OF      AVERAGE                      WEIGHTED
       RANGE OF                UNDERLYING            CUT-OFF DATE          INITIAL         MORTGAGE      WEIGHTED       AVERAGE
  ORIGINAL AMORTIZATION         MORTGAGE               PRINCIPAL        LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
     TERMS (MONTHS)              LOANS               BALANCE (1)          BALANCE           RATE        U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------

Interest Only                       2                    $ 5,190,000         1.4%           5.717%         1.52x         66.7%
   300      -      300              1                      1,269,898         0.3%           6.020%         1.33          73.0%
   301      -      360             43                    370,719,942        98.3%           5.323%         1.34          74.2%
                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            46                  $ 377,179,840       100.0%           5.330%         1.34x         74.1%
                            =======================================================================================================


MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):          360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):          300
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):        359

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                      ORIGINAL TERMS TO STATED MATURITY (1)



                                                                                           WEIGHTED
                                NUMBER OF                               PERCENTAGE OF      AVERAGE                      WEIGHTED
         RANGE OF               UNDERLYING            CUT-OFF DATE          INITIAL         MORTGAGE      WEIGHTED       AVERAGE
     ORIGINAL TERMS              MORTGAGE               PRINCIPAL        LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)   LOANS               BALANCE (2)          BALANCE           RATE        U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------

    60      -      84               4                    $ 8,601,149         2.3%           5.561%         1.56x         68.3%
    85      -      121             41                    367,146,238        97.3%           5.321%         1.34          74.3%
   122      -      180              1                      1,432,452         0.4%           6.320%         1.30          75.4%
                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            46                  $ 377,179,840       100.0%           5.330%         1.34x         74.1%
                            =======================================================================================================


MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):  119

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
    THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                          REMAINING AMORTIZATION TERMS



                                                                                        WEIGHTED
                                 NUMBER OF                           PERCENTAGE OF       AVERAGE                       WEIGHTED
         RANGE OF               UNDERLYING         CUT-OFF DATE         INITIAL         MORTGAGE        WEIGHTED        AVERAGE
   REMAINING AMORTIZATION        MORTGAGE            PRINCIPAL      LOAN GROUP NO. 2    INTEREST        AVERAGE      CUT-OFF DATE
     TERMS (MONTHS) (1)             LOANS            BALANCE (1)         BALANCE           RATE          U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------

Interest Only                        2               $ 5,190,000          1.4%           5.717%          1.52x           66.7%
    297        -      300            1                 1,269,898          0.3%           6.020%           1.33           73.0%
    301        -      355            5                20,768,499          5.5%           5.417%           1.37           74.0%
    356        -      360           38               349,951,443         92.8%           5.317%           1.34           74.3%
                               ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             46             $ 377,179,840        100.0%           5.330%           1.34x          74.1%
                               ====================================================================================================


MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):        360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):        297
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):      358

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
    ARD/MATURITY DATE.

                     REMAINING TERMS TO STATED MATURITY (1)



                                                                                        WEIGHTED
                                     NUMBER OF                       PERCENTAGE OF       AVERAGE                       WEIGHTED
           RANGE OF                  UNDERLYING     CUT-OFF DATE         INITIAL         MORTGAGE        WEIGHTED        AVERAGE
        REMAINING TERMS               MORTGAGE        PRINCIPAL      LOAN GROUP NO. 2    INTEREST        AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)     LOANS        BALANCE (2)         BALANCE           RATE          U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------

     56        -       84                5          $ 11,201,149          3.0%           5.568%           1.50x          68.5%
     85        -      114                2             7,583,795          2.0%           5.286%           1.33           77.3%
    115        -      120               38           356,962,443         94.6%           5.320%           1.34           74.2%
    121        -      177                1             1,432,452          0.4%           6.320%           1.30           75.4%
                                 --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 46         $ 377,179,840        100.0%           5.330%           1.34x          74.1%
                                 ==================================================================================================


MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):  177
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):  56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
    THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                           YEARS BUILT/YEARS RENOVATED



                                                                                         WEIGHTED
                                       NUMBER OF                       PERCENTAGE OF      AVERAGE                      WEIGHTED
                                       MORTGAGED      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
 RANGE OF YEARS                           REAL         PRINCIPAL       LOAN GROUP NO. 2  INTEREST       AVERAGE      CUT-OFF DATE
BUILT/RENOVATED (1)                    PROPERTIES     BALANCE (2)         BALANCE          RATE         U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------

   1972      -        1985                  9           $ 66,081,213       17.5%          5.089%          1.40x          75.0%
   1986      -        1994                  3              8,516,721        2.3%          5.359%          1.29           76.2%
   1995      -        1998                  7             44,143,802       11.7%          5.484%          1.28           73.9%
   1999      -        2000                  7            103,267,683       27.4%          5.386%          1.33           72.1%
   2001      -        2002                  9             87,878,875       23.3%          5.282%          1.35           75.3%
   2003      -        2004                 12             67,291,545       17.8%          5.442%          1.34           74.9%
                                       --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    47          $ 377,179,840      100.0%          5.330%          1.34x          74.1%
                                       ============================================================================================


MOST RECENT YEAR BUILT/RENOVATED (1):    (2004)
OLDEST YEAR BUILT/RENOVATED (1):         (1972)
WTD. AVG. YEAR BUILT/RENOVATED (1):      (1997)

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
    RENOVATED.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                      OCCUPANCY RATES AT UNDERWRITING (1)



                                                                                         WEIGHTED
                                       NUMBER OF                       PERCENTAGE OF      AVERAGE                      WEIGHTED
                                       MORTGAGED      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
          RANGE OF                        REAL         PRINCIPAL       LOAN GROUP NO. 2  INTEREST       AVERAGE      CUT-OFF DATE
   OCCUPANCY RATES AT U/W (1)          PROPERTIES     BALANCE (2)         BALANCE          RATE         U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------

    83%      -         85%                  3           $ 26,800,000        7.1%          5.368%          1.44x          71.2%
    86%      -         90%                  9             74,975,354       19.9%          5.186%          1.43           72.8%
    91%      -         93%                 10            130,397,024       34.6%          5.385%          1.31           72.6%
    94%      -         95%                  9             73,669,788       19.5%          5.306%          1.29           77.2%
    96%      -         97%                  7             45,525,420       12.1%          5.336%          1.25           78.8%
    98%      -        100%                  9             25,812,254        6.8%          5.497%          1.46           72.4%
                                       --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    47          $ 377,179,840      100.0%          5.330%          1.34x          74.1%
                                       ============================================================================================


MAXIMUM OCCUPANCY RATE AT U/W (1):        100%
MINIMUM OCCUPANCY RATE AT U/W (1):        83%
WTD. AVG. OCCUPANCY RATE AT U/W (1):      92%

(1) HOTEL PROPERTIES ARE NOT INCLUDED.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                   UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS



                                                                                         WEIGHTED
                                        NUMBER OF                     PERCENTAGE OF       AVERAGE                     WEIGHTED
                                        UNDERLYING    CUT-OFF DATE       INITIAL         MORTGAGE       WEIGHTED       AVERAGE
RANGE OF                                 MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2   INTEREST       AVERAGE     CUT-OFF DATE
U/W DSCRS                                 LOANS        BALANCE (1)       BALANCE           RATE         U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------

   1.21x               1.30                 22        $ 198,706,094       52.7%           5.354%          1.26x         76.3%
   1.31     -          1.35                  8           97,037,414       25.7%           5.290%          1.34          74.7%
   1.36     -          1.40                  4           10,430,005        2.8%           5.495%          1.38          75.6%
   1.41     -          1.45                  3            8,204,615        2.2%           5.457%          1.45          68.3%
   1.46     -          1.50                  2           15,452,282        4.1%           5.373%          1.48          69.5%
   1.51     -          1.60                  3           20,190,000        5.4%           5.511%          1.56          66.0%
   1.61     -          1.70                  2           20,447,652        5.4%           5.006%          1.64          67.8%
   1.71     -          1.79x                 2            6,711,778        1.8%           5.162%          1.73          62.8%
                                        ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     46        $ 377,179,840      100.0%           5.330%          1.34x         74.1%
                                        ==========================================================================================


MAXIMUM U/W DSCR:                         1.79X
MINIMUM U/W DSCR:                         1.21X
WTD. AVG. U/W DSCR:                       1.34X

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                       CUT-OFF DATE LOAN-TO-VALUE RATIOS



                                                                                         WEIGHTED
                                        NUMBER OF                     PERCENTAGE OF       AVERAGE                     WEIGHTED
                                        UNDERLYING    CUT-OFF DATE       INITIAL         MORTGAGE       WEIGHTED       AVERAGE
      RANGE OF CUT-OFF DATE              MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2   INTEREST       AVERAGE     CUT-OFF DATE
     LOAN-TO-VALUE RATIOS (1)             LOANS        BALANCE (1)       BALANCE           RATE         U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------

  59.5%     -         60.0%                 1           $ 4,200,000        1.1%           5.370%          1.45x         59.5%
  60.1%     -         70.0%                10            65,392,342       17.3%           5.323%          1.55          66.5%
  70.1%     -         73.0%                 9           116,334,282       30.8%           5.407%          1.32          71.8%
  73.1%     -         75.0%                 2             5,753,976        1.5%           5.662%          1.52          74.7%
  75.1%     -         77.0%                 8            32,531,685        8.6%           5.430%          1.29          75.9%
  77.1%     -         78.0%                 3            22,590,412        6.0%           5.323%          1.28          77.7%
  78.1%     -         79.0%                 4            38,841,046       10.3%           5.027%          1.32          78.9%
  79.1%     -         80.0%                 9            91,536,096       24.3%           5.311%          1.25          79.6%
                                        ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    46         $ 377,179,840      100.0%           5.330%          1.34x         74.1%
                                        ==========================================================================================


MAXIMUM CUT-OFF DATE LTV RATIO (1):       80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):       59.5%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):     74.1%

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                       MORTGAGED REAL PROPERTIES BY STATE



                                                                                WEIGHTED
                        NUMBER OF                           PERCENTAGE OF       AVERAGE                       WEIGHTED
                        MORTGAGED        CUT-OFF DATE          INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                          REAL            PRINCIPAL        LOAN GROUP NO. 2     INTEREST        AVERAGE     CUT-OFF DATE
STATE                  PROPERTIES        BALANCE (1)           BALANCE            RATE         U/W DSCR     LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------

Texas                      11              $ 131,845,304        35.0%            5.386%          1.30x          73.0%
Florida                     4                 46,715,471        12.4%            5.279%          1.28           78.1%
Illinois                    1                 28,500,000        7.6%             4.970%          1.33           78.9%
Ohio                        4                 25,978,331        6.9%             5.360%          1.39           74.0%
Utah                        1                 22,200,000        5.9%             5.380%          1.21           79.3%
Pennsylvania                2                 18,546,036        4.9%             5.279%          1.28           78.0%
Michigan                    3                 18,143,644        4.8%             5.012%          1.62           67.1%
North Carolina              2                 16,417,187        4.4%             5.413%          1.60           65.9%
Arizona                     2                 12,381,317        3.3%             5.404%          1.29           76.0%
Idaho                       4                 10,861,245        2.9%             5.552%          1.33           73.9%
South Carolina              1                  9,750,000        2.6%             5.440%          1.35           72.2%
Tennessee                   1                  5,294,591        1.4%             5.170%          1.72           61.6%
Oklahoma                    1                  4,490,412        1.2%             5.300%          1.27           77.7%
California (2)              1                  4,200,000        1.1%             5.370%          1.45           59.5%
Washington                  1                  3,800,000        1.0%             5.240%          1.22           75.7%
Missouri                    1                  3,736,460        1.0%             5.480%          1.62           74.7%
Nevada                      1                  3,639,516        1.0%             5.680%          1.30           75.7%
New York                    2                  3,394,602        0.9%             5.857%          1.35           79.5%
Kentucky                    1                  2,554,615        0.7%             5.360%          1.44           76.5%
Colorado                    1                  1,993,962        0.5%             5.460%          1.50           73.0%
Wyoming                     1                  1,467,250        0.4%             5.900%          1.38           63.8%
Maryland                    1                  1,269,898        0.3%             6.020%          1.33           73.0%
                       ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    47              $ 377,179,840      100.0%             5.330%          1.34x          74.1%
                       ===================================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) THIS PROPERTY IS LOCATED IN SOUTHERN CALIFORNIA WHICH CONSISTS OF MORTGAGED
    REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO
    93600.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE



                                                                                 WEIGHTED
                                 NUMBER OF                     PERCENTAGE OF      AVERAGE                 WEIGHTED      WEIGHTED
                                 UNDERLYING   CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE        AVERAGE
                                  MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2  INTEREST    AVERAGE    CUT-OFF DATE    REMAINING
LOAN TYPE                          LOANS       BALANCE (1)        BALANCE          RATE      U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------

Balloons without IO Term             24       $136,854,840         36.3%          5.327%       1.38x       74.1%           N/A
Balloons with Partial IO Term        20       $235,135,000         62.3%          5.324%       1.32        74.3%           42
Interest Only Balloon Loans           2       $  5,190,000          1.4%          5.717%       1.52        66.7%           58
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              46       $377,179,840        100.0%          5.330%       1.34x       74.1%           N/A
                                 ===================================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE



                                                                                   WEIGHTED
                               NUMBER OF                       PERCENTAGE OF       AVERAGE                        WEIGHTED
                               MORTGAGED      CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                                  REAL          PRINCIPAL      LOAN GROUP NO. 2    INTEREST       AVERAGE       CUT-OFF DATE
PROPERTY TYPE                  PROPERTIES      BALANCE (1)        BALANCE            RATE         U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

Multifamily                        47          $ 377,179,840       100.0%           5.330%         1.34x           74.1%
                              -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            47          $ 377,179,840       100.0%           5.330%         1.34x           74.1%
                              ===============================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE



                                                                                       WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF       AVERAGE                        WEIGHTED
                                   MORTGAGED      CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                 PROPERTY             REAL          PRINCIPAL      LOAN GROUP NO. 2    INTEREST       AVERAGE       CUT-OFF DATE
PROPERTY TYPE    SUB-TYPE          PROPERTIES      BALANCE (1)        BALANCE            RATE         U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------

Multifamily
             Conventional              41          $ 358,365,950        95.0%           5.319%          1.34x          74.2%
             Manufactured Housing       6             18,813,890         5.0%           5.541%          1.37           73.8%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                47          $ 377,179,840       100.0%           5.330%          1.34X          74.1%
                                   ==============================================================================================


(1) Assumes a Cut-off Date in August 2005.

                    PREPAYMENT PROVISION AS OF CUT-OFF DATE



                                                                                       WEIGHTED        WEIGHTED
                                                                                        AVERAGE        AVERAGE        WEIGHTED
                                                                     PERCENTAGE OF     REMAINING      REMAINING        AVERAGE
        RANGE OF                     NUMBER OF     CUT-OFF DATE        INITIAL         LOCKOUT        LOCKOUT        REMAINING
   REMAINING TERMS TO                 MORTGAGE       PRINCIPAL      LOAN GROUP NO. 2    PERIOD      PLUS YM PERIOD    MATURITY
STATED MATURITY (MONTHS) (1)            LOANS       BALANCE (2)         BALANCE        (MONTHS)        (MONTHS)     (MONTHS) (1)
----------------------------------------------------------------------------------------------------------------------------------

     56           -         60            4             $ 8,601,149       2.3%            54              54             57
     61           -         84            1               2,600,000       0.7%            78              78             81
     85           -        120           40             364,546,238      96.7%            114            114             118
     121          -        177            1               1,432,452       0.4%            171            171             177
                                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  46           $ 377,179,840      100.0%           113            113             116
                                     =============================================================================================


(1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO
    BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                                PREPAYMENT OPTION



                                                                                       WEIGHTED        WEIGHTED
                                                                                        AVERAGE        AVERAGE        WEIGHTED
                                                                     PERCENTAGE OF     REMAINING      REMAINING        AVERAGE
                                      NUMBER OF     CUT-OFF DATE        INITIAL         LOCKOUT        LOCKOUT        REMAINING
                                      MORTGAGE       PRINCIPAL      LOAN GROUP NO. 2    PERIOD      PLUS YM PERIOD    MATURITY
   PREPAYMENT OPTION                    LOANS       BALANCE (1)         BALANCE        (MONTHS)        (MONTHS)     (MONTHS) (2)
----------------------------------------------------------------------------------------------------------------------------------

Lockout / Defeasance                     46           $ 377,179,840      100.0%           113            113             116
                                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  46           $ 377,179,840      100.0%           113            113             116
                                     =============================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO
    BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST



                                                                                WEIGHTED
                           NUMBER OF                          PERCENTAGE OF     AVERAGE                      WEIGHTED
                           MORTGAGED       CUT-OFF DATE          INITIAL        MORTGAGE     WEIGHTED        AVERAGE
                             REAL           PRINCIPAL         LOAN GROUP NO. 2  INTEREST      AVERAGE      CUT-OFF DATE
FEE/LEASEHOLD             PROPERTIES       BALANCE (1)           BALANCE         RATES       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------

Fee                           47             $ 377,179,840        100.0%         5.330%        1.34x          74.1%
                          ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       47             $ 377,179,840        100.0%         5.330%        1.34x          74.1%
                          ==============================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    EXHIBIT B

                             FORM OF TRUSTEE REPORT

                                       B-1



                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION DATE STATEMENT

                                 ===================================================================
                                 STATEMENT SECTIONS                                          PAGE(s)
                                 ------------------                                          -------

                                 Certificate Distribution Detail                               2
                                 Certificate Factor Detail                                     3
                                 Reconciliation Detail                                         4
                                 Other Required Information                                    5
                                 Cash Reconciliation Detail                                    6
                                 Ratings Detail                                                7
                                 Current Mortgage Loan and Property Stratification Tables    8 - 10
                                 Mortgage Loan Detail                                          11
                                 Principal Prepayment Detail                                   12
                                 Historical Detail                                             13
                                 Delinquency Loan Detail                                       14
                                 Specially Serviced Loan Detail                             15 - 16
                                 Modified Loan Detail                                          17
                                 Liquidated Loan Detail                                        18
                                 Bond / Collateral Realized Loss Reconciliation                19
                                 ===================================================================

                 DEPOSITOR                                   MASTER SERVICER                              SPECIAL SERVICER
===========================================  ==============================================  =======================================
Credit Suisse First Boston Mortgage          KeyCorp Real Estate Capital Markets, Inc.       ARCap Servicing, Inc.
Securities Corp.                             911 Main Street, Suite 1500                     5605 N. MacArthur Blvd.
11 Madison Avenue, 5th Floor                 Kansas City, MO 64105                           Irving, TX 75038
New York, NY 10010

Contact:      General Information Number     Contact:      Marty O'Conner                    Contact:      Chris Crouch
Phone Number: (212) 325-2000                 Phone Number: (816) 221-8800                    Phone Number: (972) 580-1688
===========================================  ==============================================  =======================================

This report has been compiled from information provided to Wells Fargo Bank, N.A. by various third parties, which may include the
Master Servicer, Special Servicer and others. Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 1 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                                   CERTIFICATE DISTRIBUTION DETAIL

==============================================================================================================

                      Pass-Through     Original    Beginning      Principal        Interest      Prepayment
Class       CUSIP         Rate          Balance     Balance      Distribution    Distribution     Premium
==============================================================================================================
A-1                    0.000000%          0.00         0.00          0.00            0.00            0.00
A-2                    0.000000%          0.00         0.00          0.00            0.00            0.00
A-3                    0.000000%          0.00         0.00          0.00            0.00            0.00
A-AB                   0.000000%          0.00         0.00          0.00            0.00            0.00
A-4                    0.000000%          0.00         0.00          0.00            0.00            0.00
A-4M                   0.000000%          0.00         0.00          0.00            0.00            0.00
A-1-A                  0.000000%          0.00         0.00          0.00            0.00            0.00
A-J                    0.000000%          0.00         0.00          0.00            0.00            0.00
B                      0.000000%          0.00         0.00          0.00            0.00            0.00
C                      0.000000%          0.00         0.00          0.00            0.00            0.00
D                      0.000000%          0.00         0.00          0.00            0.00            0.00
E                      0.000000%          0.00         0.00          0.00            0.00            0.00
F                      0.000000%          0.00         0.00          0.00            0.00            0.00
G                      0.000000%          0.00         0.00          0.00            0.00            0.00
H                      0.000000%          0.00         0.00          0.00            0.00            0.00
J                      0.000000%          0.00         0.00          0.00            0.00            0.00
K                      0.000000%          0.00         0.00          0.00            0.00            0.00
L                      0.000000%          0.00         0.00          0.00            0.00            0.00
M                      0.000000%          0.00         0.00          0.00            0.00            0.00
N                      0.000000%          0.00         0.00          0.00            0.00            0.00
O                      0.000000%          0.00         0.00          0.00            0.00            0.00
P                      0.000000%          0.00         0.00          0.00            0.00            0.00
R                      0.000000%          0.00         0.00          0.00            0.00            0.00
LR                     0.000000%          0.00         0.00          0.00            0.00            0.00
V                      0.000000%          0.00         0.00          0.00            0.00            0.00
==============================================================================================================
Totals                                    0.00         0.00          0.00            0.00            0.00
==============================================================================================================

=================================================================
       Realized Loss/                                   Current
      Additional Trust       Total        Ending    Subordination
Class  Fund Expenses      Distribution    Balance       Level(1)
=================================================================
A-1         0.00             0.00          0.00          0.00
A-2         0.00             0.00          0.00          0.00
A-3         0.00             0.00          0.00          0.00
A-AB        0.00             0.00          0.00          0.00
A-4         0.00             0.00          0.00          0.00
A-4M        0.00             0.00          0.00          0.00
A-1-A       0.00             0.00          0.00          0.00
A-J         0.00             0.00          0.00          0.00
B           0.00             0.00          0.00          0.00
C           0.00             0.00          0.00          0.00
D           0.00             0.00          0.00          0.00
E           0.00             0.00          0.00          0.00
F           0.00             0.00          0.00          0.00
G           0.00             0.00          0.00          0.00
H           0.00             0.00          0.00          0.00
J           0.00             0.00          0.00          0.00
K           0.00             0.00          0.00          0.00
L           0.00             0.00          0.00          0.00
M           0.00             0.00          0.00          0.00
N           0.00             0.00          0.00          0.00
O           0.00             0.00          0.00          0.00
P           0.00             0.00          0.00          0.00
R           0.00             0.00          0.00          0.00
LR          0.00             0.00          0.00          0.00
V           0.00             0.00          0.00          0.00
=================================================================
Totals      0.00             0.00          0.00          0.00
=================================================================

==========================================================================================================================
                                        Original    Beginning                                                     Ending
                       Pass-Through     Notional    Notional        Interest      Prepayment        Total         Notional
Class       CUSIP          Rate          Amount      Amount       Distribution     Premium       Distribution      Amount
==========================================================================================================================
A-X                    0.000000           0.00         0.00          0.00            0.00            0.00           0.00
A-SP                   0.000000           0.00         0.00          0.00            0.00            0.00           0.00
==========================================================================================================================

(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending balance of the designated class and (ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 2 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                                      CERTIFICATE FACTOR DETAIL

=================================================================================================================
                                                                                    Realized Loss/
                  Beginning       Principal        Interest         Prepayment     Additional Trust     Ending
Class  CUSIP      Balance         Distribution     Distribution     Premium         Fund Expenses       Balance
=================================================================================================================
A-1               0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-2               0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-3               0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-AB              0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-4               0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-4M              0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-1-A             0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-J               0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
B                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
C                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
D                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
E                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
F                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
G                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
H                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
J                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
K                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
L                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
M                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
N                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
O                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
P                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
R                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
LR                0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
V                 0.00000000      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
=================================================================================================================

==============================================================================
                  Beginning                                         Ending
                  Notional        Interest         Prepayment       Notional
Class  CUSIP      Amount          Distribution     Premium          Amount
==============================================================================
A-X               0.00000000      0.00000000       0.00000000       0.00000000
A-SP              0.00000000      0.00000000       0.00000000       0.00000000
==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 3 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                                        RECONCILIATION DETAIL

                  ADVANCE SUMMARY                                                SERVICING FEE SUMMARY

P & I Advances Outstanding                     0.00            Current Period Accrued Servicing Fees                          0.00
Servicing Advances Outstanding                 0.00            Less Servicing Fees on Delinquent Payments                     0.00
                                                               Less Reductions to Servicing Fees                              0.00
Reimbursements for Interest on P & I           0.00            Plus Servicing Fees on Delinquent Payments Received            0.00
Advances paid from general collections                         Plus Adjustments for Prior Servicing Calculation               0.00
                                                               Total Servicing Fees Collected                                 0.00
Reimbursements for Interest on Servicing       0.00
Advances paid from general collections

CERTIFICATE INTEREST RECONCILIATION
==========================================================================================================================
                                                          Certificate    Unpaid     Optimal
          Accrued         Uncovered                         Deferred    Interest    Interest     Interest
        Certificate      Prepayment      Indemnification    Interest   Shortfall  Distribution   Shortfall   Interest
Class     Interest   Interest Shortfall      Expenses        Amount      Amount      Amount       Amount   Distribution
==========================================================================================================================
A-1
A-2
A-3
A-AB
A-4
A-4M
A-1-A
A-J
A-X
A-SP
B
C
D
E
F
G
H
J
K
L
M
N
O
P
==========================================================================================================================
Total
==========================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 4 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                                     OTHER REQUIRED INFORMATION

------------------------------------------------------------------------------------------------------------------------------------

Available Distribution Amount                           0.00                    Additional Trust Fund Expenses/(Gains)          0.00

                                                                                        Fee Paid to Special Servicer            0.00

Aggregate Number of Outstanding Loans                      0                            Interest on Advances                    0.00

Aggregate Unpaid Principal Balance of Loans             0.00                            Other Expenses of Trust                 0.00

Aggregate Stated Principal Balance of Loans             0.00
                                                                                Appraisal Reduction Amount
                                                                                ====================================================
Aggregate Amount of Servicing Fee                       0.00                              Appraisal     Cumulative     Most Recent
                                                                                Loan      Reduction        ASER         App. Red.
Aggregate Amount of Special Servicing Fee               0.00                    Number    Effected        Amount           Date
                                                                                ====================================================
Aggregate Amount of Trustee Fee                         0.00

Aggregate Stand-by Fee                                  0.00

Aggregate Paying Agent Fee                              0.00

Aggregate Trust Fund Expenses                           0.00

                                                                                ====================================================
                                                                                Total
                                                                                ====================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 5 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                                     CASH RECONCILIATION DETAIL

------------------------------------------------------------------------------------------------------------------------------------

TOTAL FUNDS COLLECTED                                               TOTAL FUNDS DISTRIBUTED
  INTEREST:                                                           FEES:
    Interest paid or advanced                         0.00              Master Servicing Fee                             0.00
    Interest reductions due to Non-Recoverability                       Trustee Fee                                      0.00
       Determinations                                 0.00              Certificate Administration Fee                   0.00
    Interest Adjustments                              0.00              Insurer Fee                                      0.00
    Deferred Interest                                 0.00              Miscellaneous Fee                                0.00
    Net Prepayment Interest Shortfall                 0.00                                                                    ------
    Net Prepayment Interest Excess                    0.00                TOTAL FEES                                            0.00
    Extension Interest                                0.00
    Interest Reserve Withdrawal                       0.00            ADDITIONAL TRUST FUND EXPENSES:
                                                           ------
      TOTAL INTEREST COLLECTED                               0.00       Reimbursement for Interest on Advances           0.00
                                                                        ASER Amount                                      0.00
  PRINCIPAL:                                                            Special Servicing Fee                            0.00
    Scheduled Principal                               0.00              Rating Agency Expenses                           0.00
    Unscheduled Principal                             0.00              Attorney Fees & Expenses                         0.00
      Principal Prepayments                           0.00              Bankruptcy Expense                               0.00
      Collection of Principal after Maturity Date     0.00              Taxes Imposed on Trust Fund                      0.00
      Recoveries from Liquidation and Insurance                         Non-Recoverable Advances                         0.00
         Proceeds                                     0.00              Other Expenses                                   0.00
      Excess of Prior Principal Amounts paid          0.00                                                                    ------
      Curtailments                                    0.00                TOTAL ADDITIONAL TRUST FUND EXPENSES                  0.00
    Negative Amortization                             0.00
    Principal Adjustments                             0.00            INTEREST RESERVE DEPOSIT                                  0.00
      TOTAL PRINCIPAL COLLECTED                            ------
                                                             0.00

                                                                      PAYMENTS TO CERTIFICATEHOLDERS & OTHERS:
  OTHER:                                                                Interest Distribution                            0.00
    Prepayment Penalties/Yield Maintenance            0.00              Principal Distribution                           0.00
    Repayment Fees                                    0.00              Prepayment Penalties/Yield Maintenance           0.00
    Borrower Option Extension Fees                    0.00              Borrower Option Extension Fees                   0.00
    Equity Payments Received                          0.00              Equity Payments Paid                             0.00
    Net Swap Counterparty Payments Received           0.00              Net Swap Counterparty Payments Paid              0.00
                                                           ------                                                             ------
      TOTAL OTHER COLLECTED                                  0.00         TOTAL PAYMENTS TO CERTIFICATEHOLDERS & OTHERS         0.00
                                                           ------                                                             ------
TOTAL FUNDS COLLECTED                                        0.00   TOTAL FUNDS DISTRIBUTED                                     0.00
                                                           ======                                                             ======

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 6 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------
                                                           RATINGS DETAIL
                           ===============================================================================
                                                        Original Ratings            Current Ratings (1)
                                                   -------------------------     -------------------------
                           Class       CUSIP       Fitch     Moody's     S&P     Fitch     Moody's     S&P
                           ===============================================================================
                           A-1
                           A-2
                           A-3
                           A-AB
                           A-4
                           A-4M
                           A-1-A
                           A-J
                           A-X
                           A-SP
                           B
                           C
                           D
                           E
                           F
                           G
                           H
                           J
                           K
                           L
                           M
                           N
                           O
                           P
                           ===============================================================================

                           NR  - Designates that the class was not rated by the above agency at the time of original issuance.

                           X   - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.

                           N/A - Data not available this period.

1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained.
Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.

Fitch, Inc.                                           Moody's Investors Service                    Standard & Poor's Rating Services
One State Street Plaza                                99 Church Street                             55 Water Street
New York, New York 10004                              New York, New York 10007                     New York, New York 10041
(212) 908-0500                                        (212) 553-0300                               (212) 438-2430

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 7 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                      CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                           AGGREGATE POOL

                       SCHEDULED BALANCE                                                     STATE (3)
===============================================================   ===============================================================
                                % of                                                              % of
Scheduled    # of   Scheduled   Agg.   WAM          Weighted                   # of   Scheduled   Agg.   WAM          Weighted
 Balance     Loans   Balance    Bal.   (2)   WAC    Avg DSCR (1)  State        Props   Balance    Bal.   (2)   WAC   Avg DSCR (1)
===============================================================   ===============================================================

===============================================================   ===============================================================
Totals                                                            Totals
===============================================================   ===============================================================

See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 8 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                      CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                           AGGREGATE POOL

                 DEBT SERVICE COVERAGE RATIO                                               PROPERTY TYPE (3)
================================================================   ================================================================
                                    % of                                                               % of
Debt Service    # of    Scheduled   Agg.  WAM        Weighted      Property        # of    Scheduled   Agg.  WAM        Weighted
Coverage Ratio  Loans    Balance    Bal.  (2)  WAC  Avg DSCR (1)   Type            Props   Balance     Bal.  (2)  WAC  Avg DSCR (1)
================================================================   ================================================================

================================================================   ================================================================
Totals                                                             Totals
================================================================   ================================================================

                            NOTE RATE                                                          SEASONING
================================================================   ================================================================
                                    % of                                                               % of
Note            # of    Scheduled   Agg.  WAM        Weighted                      # of    Scheduled   Agg.  WAM        Weighted
Rate            Loans   Balance     Bal.  (2)  WAC  Avg DSCR (1)   Seasoning       Loans   Balance     Bal.  (2)  WAC  Avg DSCR (1)
================================================================   ================================================================

================================================================   ================================================================
Totals                                                             Totals
================================================================   ================================================================

See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 9 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                   CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                           AGGREGATE POOL

           ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)                   REMAINING STATED TERM (FULLY AMORTIZING LOANS)
======================================================================   ===========================================================
                                          % of                           Remaining                      % of
Anticipated Remaining   # of   Scheduled  Agg.  WAM        Weighted      Stated       # of   Scheduled  Agg.  WAM        Weighted
Term (2)                Loans   Balance   Bal.  (2)  WAC  Avg DSCR (1)   Term         Loans  Balance    Bal.  (2)  WAC  Avg DSCR (1)
======================================================================   ===========================================================

======================================================================   ===========================================================
Totals                                                                   Totals
======================================================================   ===========================================================

           REMAINING AMORTIZATION TERM (ARD AND BALLOON LOANS)                            AGE OF MOST RECENT NOI
======================================================================   ===========================================================
                                          % of                                                          % of
Remaining Amortization  # of   Scheduled  Agg.  WAM        Weighted      Age of Most  # of   Scheduled  Agg.  WAM        Weighted
Term                    Loans  Balance    Bal.  (2)  WAC  Avg DSCR (1)   Recent NOI   Loans  Balance    Bal.  (2)  WAC  Avg DSCR (1)
======================================================================   ===========================================================

======================================================================   ===========================================================
Totals                                                                   Totals
======================================================================   ===========================================================

(1) Debt Service Coverage Ratios are updated periodically as new NOI figures become available from borrowers on an asset level. In all cases, the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used. The Trustee makes no representations as to the accuracy of the data provided by the borrower for this calculation.

(2) Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the
Anticipated Repayment Date, if applicable, and the Maturity Date.

(3) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off
Date balance of each property as disclosed in the offering document.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 10 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                                        MORTGAGE LOAN DETAIL

==========================================================================================================
                                                                          Anticipated              Neg.
Loan            Property                  Interest   Principal   Gross     Repayment    Maturity   Amort
Number   ODCR   Type (1)   City   State   Payment    Payment     Coupon       Date        Date     (Y/N)
==========================================================================================================

==========================================================================================================
Totals
==========================================================================================================

=============================================================================
         Beginning    Ending     Paid   Appraisal   Appraisal   Res.     Mod.
Loan     Scheduled   Scheduled   Thru   Reduction   Reduction   Strat.   Code
Number    Balance     Balance    Date      Date       Amount     (2)     (3)
=============================================================================

=============================================================================
Totals
=============================================================================

------------------------------------------------------------------------------------------------------------------------------------
         (1) Property Type Code                           (2) Resolution Strategy Code                     (3) Modification Code
         ----------------------                           ----------------------------                     ---------------------

MF - Multi-Family       OF -  Office               1 - Modification       9 - Pending Return to         1 - Maturity Date Extension
RT - Retail             MU -  Mixed Use            2 - Foreclosure            Master Servicer           2 - Amortization Change
HC - Health Care        LO -  Lodging              3 - Bankruptcy        10 - Deed in Lieu Of           3 - Principal Write-Off
IN - Industrial         SS -  Self Storage         4 - Extension              Foreclosure               4 - Combination
WH - Warehouse          OT -  Other                5 - Note Sale         11 - Full Payoff
MH - Mobile Home Park                              6 - DPO               12 - Reps and Warranties
                                                   7 - REO               13 - Other or TBD
                                                   8 - Resolved
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 11 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                                     PRINCIPAL PREPAYMENT DETAIL

   ==============================================================================================================================
                                              Principal Prepayment Amount                         Prepayment Premium
                   Offering Document     ------------------------------------     -----------------------------------------------
   Loan Number      Cross-Reference      Payoff Amount     Curtailment Amount     Percentage Premium     Yield Maintenance Charge
   ==============================================================================================================================

   ==============================================================================================================================
   Totals
   ==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 12 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                                          HISTORICAL DETAIL
===================================================================================================
                                              Delinquencies
---------------------------------------------------------------------------------------------------
Distribution   30-59 Days   60-89 Days   90 Days or More   Foreclosure      REO       Modifications
Date           #  Balance   #  Balance     #   Balance     #   Balance   #  Balance     #  Balance
===================================================================================================

===================================================================================================

======================================   =========================
                    Prepayments             Rate and Maturities
--------------------------------------   -------------------------
Distribution Curtailments     Payoff     Next Weighted Avg.
Date          #   Balance   #  Balance    Coupon    Remit    WAM
======================================   =========================

======================================   =========================

Note: Foreclosure and REO Totals are excluded from the delinquencies.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 13 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                                       DELINQUENCY LOAN DETAIL

=================================================================================================================================
                   Offering        # of                     Current     Outstanding    Status of    Resolution
                   Document       Months    Paid Through      P&I           P&I        Mortgage     Strategy        Servicing
Loan Number    Cross-Reference    Delinq.       Date        Advances     Advances**    Loan (1)      Code(2)      Transfer Date
=================================================================================================================================

=================================================================================================================================
Totals
=================================================================================================================================

===========================================================================
                               Current     Outstanding
               Foreclosure    Servicing     Servicing     Bankruptcy   REO
Loan Number        Date       Advances       Advances        Date      Date
===========================================================================

===========================================================================
Totals
===========================================================================

------------------------------------------------------------------------------------------------------------------------------------
                (1) Status of Mortgage Loan                                         (2) Resolution Strategy Code
                ---------------------------                                         ----------------------------

A - Payment Not Received       0 - Current                                     1 - Modification     9 - Pending Return to
    But Still in Grace Period  1 - One Month Delinquent                        2 - Foreclosure          Master Servicer
B - Late Payment But Less      2 - Two Months Delinquent                       3 - Bankruptcy      10 - Deed In Lieu Of
    Than 1 Month Delinquent    3 - Three or More Months Delinquent             4 - Extension            Foreclosure
                               4 - Assumed Scheduled Payment                   5 - Note Sale       11 - Full Payoff
                                   (Performing Matured Loan)                   6 - DPO             12 - Reps and Warranties
                               7 - Foreclosure                                 7 - REO             13 - Other or TBD
                               9 - REO                                         8 - Resolved

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 14 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                               SPECIALLY SERVICED LOAN DETAIL - PART 1

==============================================================================================================================
                            Offering       Servicing    Resolution
Distribution   Loan          Document       Transfer      Strategy     Scheduled    Property             Interest    Actual
Date          Number    Cross-Reference      Date        Code(1)       Balance     Type (2)    State      Rate      Balance
==============================================================================================================================

==============================================================================================================================

====================================================================================
                          Net                                            Remaining
Distribution  Loan     Operating    NOI             Note    Maturity    Amortization
Date          Number    Income      Date    DSCR    Date      Date          Term
====================================================================================

====================================================================================

                   (1) Resolution Strategy Code                                             (2) Property Type Code
                   ----------------------------                                             ----------------------

1 - Modification   6  - DPO                     10 -  Deed in Lieu Of              MF  -  Multi-Family       OF  -  Office
2 - Foreclosure    7  - REO                           Foreclosure                  RT  -  Retail             MU  -  Mixed Use
3 - Bankruptcy     8  - Resolved                11 -  Full Payoff                  HC  -  Health Care        LO  -  Lodging
4 - Extension      9  - Pending Return          12 -  Reps and Warranties          IN  -  Industrial         SS  -  Self Storage
5 - Note Sale           to Master Servicer      13 -  Other or TBD                 WH  -  Warehouse          OT  -  Other
                                                                                   MH  -  Mobile Home Park
------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 15 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                               SPECIALLY SERVICED LOAN DETAIL - PART 2

====================================================================================================================================
                             Offering      Resolution     Site
Distribution    Loan         Document       Strategy   Inspection    Phase 1  Appraisal    Appraisal       Other REO
Date            Number    Cross-Reference   Code (1)      Date        Date      Date         Value      Property Revenue    Comment
====================================================================================================================================

====================================================================================================================================

                                                    (1) Resolution Strategy Code
                                                    ----------------------------

                                 1  -  Modification  6  -  DPO                 10  -  Deed in Lieu Of
                                 2  -  Foreclosure   7  -  REO                        Foreclosure
                                 3  -  Bankruptcy    8  -  Resolved            11  -  Full Payoff
                                 4  -  Extension     9  -  Pending Return      12  -  Reps and Warranties
                                 5  -  Note Sale           to Master Servicer  13  -  Other or TBD

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 16 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                                        MODIFIED LOAN DETAIL

====================================================================================================================================
               Offering
 Loan          Document         Pre-Modification
Number     Cross-Reference          Balance          Modification Date                    Modification Description
====================================================================================================================================

====================================================================================================================================
Totals
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 17 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                                       LIQUIDATED LOAN DETAIL

====================================================================================================================================
           Final Recovery        Offering                                                             Gross Proceeds     Aggregate
Loan       Determination         Document        Appraisal     Appraisal     Actual      Gross          as a % of        Liquidation
Number         Date          Cross-Reference        Date          Value      Balance     Proceeds     Actual Balance     Expenses *
====================================================================================================================================

====================================================================================================================================
Current Total
====================================================================================================================================
Cumulative Total
====================================================================================================================================

=================================================================================
                             Net        Net Proceeds                  Repurchased
Loan                    Liquidation       as a % of       Realized     by Seller
Number                    Proceeds      Actual Balance      Loss         (Y/N)
=================================================================================

=================================================================================
Current Total
=================================================================================
Cumulative Total
=================================================================================

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid fees (servicing, trustee, etc.).

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 18 of 19




                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.              CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                          SERIES 2005-C4                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:  09/16/2005
                                                                                          RECORD DATE:   08/31/2005

------------------------------------------------------------------------------------------------------------------------------------

                                            BOND/COLLATERAL REALIZED LOSS RECONCILIATION

====================================================================================================================================
                                Beginning                                               Amounts
                               Balance of       Aggregate     Prior Realized        Covered by Over-       Interest (Shortage)/
Distribution    Prospectus     the Loan at    Realized Loss    Loss Applied      collateralization and      Excesses applied to
    Date           ID          Liquidation      on Loans      to Certificate      other Credit Support     other Credit Support
====================================================================================================================================

====================================================================================================================================
Current Total
====================================================================================================================================
Cumulative Total
====================================================================================================================================

====================================================================================================================================
                   Modification       Additional
                    Adustments/      (Recoveries)/
                    Appraisal          Expenses          Current Realized       Recoveries of         (Recoveries)/Realized
Distribution        Reduction         applied to          Loss Applied to      Realized Losses            Loss Applied to
    Date            Adustment       Realized Losses       Certificates           Paid as Cash          Certificate Interest
====================================================================================================================================

====================================================================================================================================
Current Total
====================================================================================================================================
Cumulative Total
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 19 of 19


                                    EXHIBIT C

                  DECREMENT TABLES FOR THE OFFERED CERTIFICATES

         PERCENTAGE OF INITIAL TOTAL PRINCIPAL BALANCE OUTSTANDING FOR:
         --------------------------------------------------------------

                             CLASS A-1 CERTIFICATES

                                   PREPAYMENTS
                                   -----------


    FOLLOWING THE DISTRIBUTION DATE IN--             0% CPR         25% CPR         50% CPR         75% CPR         100% CPR
-------------------------------------------        ----------     -----------     -----------     -----------     ------------

Issue Date.................................

WEIGHTED AVERAGE LIFE (IN YEARS)


                             CLASS A-2 CERTIFICATES

                                   PREPAYMENTS
                                   -----------


    FOLLOWING THE DISTRIBUTION DATE IN--             0% CPR         25% CPR         50% CPR         75% CPR         100% CPR
-------------------------------------------        ----------     -----------     -----------     -----------     ------------

Issue Date.................................

WEIGHTED AVERAGE LIFE (IN YEARS)


                             CLASS A-3 CERTIFICATES

                                   PREPAYMENTS
                                   -----------


    FOLLOWING THE DISTRIBUTION DATE IN--             0% CPR         25% CPR         50% CPR         75% CPR         100% CPR
-------------------------------------------        ----------     -----------     -----------     -----------     ------------

Issue Date.................................

WEIGHTED AVERAGE LIFE (IN YEARS)


                                      C-1

         PERCENTAGE OF INITIAL TOTAL PRINCIPAL BALANCE OUTSTANDING FOR:
         --------------------------------------------------------------

                             CLASS A-AB CERTIFICATES

                                   PREPAYMENTS
                                   -----------


    FOLLOWING THE DISTRIBUTION DATE IN--             0% CPR         25% CPR         50% CPR         75% CPR         100% CPR
-------------------------------------------        ----------     -----------     -----------     -----------     ------------

Issue Date.................................

WEIGHTED AVERAGE LIFE (IN YEARS)


                             CLASS A-4 CERTIFICATES

                                   PREPAYMENTS
                                   -----------


    FOLLOWING THE DISTRIBUTION DATE IN--             0% CPR         25% CPR         50% CPR         75% CPR         100% CPR
-------------------------------------------        ----------     -----------     -----------     -----------     ------------

Issue Date.................................

WEIGHTED AVERAGE LIFE (IN YEARS)


                             CLASS A-4M CERTIFICATES

                                   PREPAYMENTS
                                   -----------


    FOLLOWING THE DISTRIBUTION DATE IN--             0% CPR         25% CPR         50% CPR         75% CPR         100% CPR
-------------------------------------------        ----------     -----------     -----------     -----------     ------------

Issue Date.................................

WEIGHTED AVERAGE LIFE (IN YEARS)


                            CLASS A-1-A CERTIFICATES

                                   PREPAYMENTS
                                   -----------


    FOLLOWING THE DISTRIBUTION DATE IN--             0% CPR         25% CPR         50% CPR         75% CPR         100% CPR
-------------------------------------------        ----------     -----------     -----------     -----------     ------------

Issue Date.................................

WEIGHTED AVERAGE LIFE (IN YEARS)


                                      C-2

         PERCENTAGE OF INITIAL TOTAL PRINCIPAL BALANCE OUTSTANDING FOR:
         --------------------------------------------------------------

                             CLASS A-J CERTIFICATES

                                   PREPAYMENTS
                                   -----------


    FOLLOWING THE DISTRIBUTION DATE IN--             0% CPR         25% CPR         50% CPR         75% CPR         100% CPR
-------------------------------------------        ----------     -----------     -----------     -----------     ------------

Issue Date.................................

WEIGHTED AVERAGE LIFE (IN YEARS)


                              CLASS B CERTIFICATES

                                   PREPAYMENTS
                                   -----------


    FOLLOWING THE DISTRIBUTION DATE IN--             0% CPR         25% CPR         50% CPR         75% CPR         100% CPR
-------------------------------------------        ----------     -----------     -----------     -----------     ------------

Issue Date.................................

WEIGHTED AVERAGE LIFE (IN YEARS)


                              CLASS C CERTIFICATES

                                   PREPAYMENTS
                                   -----------


    FOLLOWING THE DISTRIBUTION DATE IN--             0% CPR         25% CPR         50% CPR         75% CPR         100% CPR
-------------------------------------------        ----------     -----------     -----------     -----------     ------------

Issue Date.................................

WEIGHTED AVERAGE LIFE (IN YEARS)


                              CLASS D CERTIFICATES

                                   PREPAYMENTS
                                   -----------


    FOLLOWING THE DISTRIBUTION DATE IN--             0% CPR         25% CPR         50% CPR         75% CPR         100% CPR
-------------------------------------------        ----------     -----------     -----------     -----------     ------------

Issue Date.................................

WEIGHTED AVERAGE LIFE (IN YEARS)


                                      C-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    EXHIBIT D

                           SCHEDULE OF REFERENCE RATES


    DISTRIBUTION DATE          REFERENCE RATE        DISTRIBUTION DATE         REFERENCE RATE
    -----------------          --------------        -----------------         --------------



                                      D-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    EXHIBIT E

                  CLASS A-AB TARGETED PRINCIPAL BALANCE TABLE


    DISTRIBUTION DATE          BALANCE               DISTRIBUTION DATE         BALANCE
    -----------------          -------               -----------------         --------

                                      E-1



                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    EXHIBIT F

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in limited circumstances, the globally offered Credit Suisse
First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through
Certificates, Series 2005-C4, Class A-1, Class A-2, Class A-3, Class A-AB, Class
A-4, Class A-4M, Class A-1-A, Class A-J, Class B, Class C and Class D will be available only in book-entry form.

         The book-entry certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding book-entry certificates through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice, which is seven calendar days' settlement.

         Secondary market trading between investors holding book-entry certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between member organizations of
Clearstream, Luxembourg or Euroclear and DTC participants holding book-entry certificates will be accomplished on a delivery against payment basis through the respective depositaries of Clearstream, Luxembourg and Euroclear, in that capacity, as DTC participants.

         As described under "Certain U.S. Federal Income Tax Documentation
Requirements" below, non-U.S. holders of book-entry certificates will be subject to U.S. withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations of their participants.

INITIAL SETTLEMENT

         All certificates of each class of offered certificates will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors'
interests in the book-entry certificates will be represented through financial institutions acting on their behalf as direct and indirect DTC participants. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their member organizations through their respective depositaries, which in turn will hold positions in accounts as DTC participants.

         Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their book-entry certificates through
Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC participants will be settled in same-day funds.

         Trading between Clearstream, Luxembourg and/or Euroclear Participants.
Secondary market trading between member organizations of Clearstream, Luxembourg or Euroclear will be settled using the procedures applicable to conventional
Eurobonds in same-day funds.

         Trading between DTC Seller and Clearstream, Luxembourg or Euroclear
Purchaser. When book-entry certificates are to be transferred from the account of a DTC participant to the account of a member organization of Clearstream,
Luxembourg or Euroclear, the purchaser will send instructions to Clearstream,
Luxembourg or Euroclear through that member organization at least one business day prior to settlement. Clearstream, Luxembourg or Euroclear, as the case may be, will instruct the respective depositary to receive the book-entry certificates against payment. Payment will include interest accrued on the book-entry certificates from and including the first day of the month in which the last coupon

                                      F-1

distribution date occurs (or, if no coupon distribution date has occurred, from and including August 1, 2005) to and excluding the settlement date, calculated on the basis of a year of 360 days consisting of twelve 30-day months. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the book-entry certificates. After settlement has been completed, the book-entry certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the member organization of Clearstream, Luxembourg or Euroclear, as the case may be. The securities credit will appear the next day, European time, and the cash debit will be back-valued to, and the interest on the book-entry certificates will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, which means the trade fails, the
Clearstream, Luxembourg or Euroclear cash debit will be valued instead as of the actual settlement date.

         Member organizations of Clearstream, Luxembourg and Euroclear will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream,
Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the book-entry certificates are credited to their accounts one day later.

         As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, member organizations of Clearstream, Luxembourg or
Euroclear can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, the member organizations purchasing book-entry certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the book-entry certificates were credited to their accounts. However, interest on the book-entry certificates would accrue from the value date. Therefore, in many cases the investment income on the book-entry certificates earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on the cost of funds of the respective member organization of Clearstream, Luxembourg or Euroclear.

         Since the settlement is taking place during New York business hours,
DTC participants can employ their usual procedures for sending book-entry certificates to the respective depositary for the benefit of member organizations of Clearstream, Luxembourg or Euroclear. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two
DTC participants.

         Trading between Clearstream, Luxembourg or Euroclear Seller and DTC
Purchaser. Due to time zone differences in their favor, member organizations of
Clearstream, Luxembourg or Euroclear may employ their customary procedures for transactions in which book-entry certificates are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream, Luxembourg or
Euroclear through a member organization of Clearstream, Luxembourg or Euroclear at least one business day prior to settlement. In these cases, Clearstream,
Luxembourg or Euroclear, as appropriate, will instruct the respective depositary to deliver the book-entry certificates to the DTC participant's account against payment. Payment will include interest accrued on the book-entry certificates from and including the first day of the month in which the last coupon distribution date occurs (or, if no coupon distribution date has occurred, from and including August 1, 2005) to and excluding the settlement date, calculated on the basis of a year of 360 days consisting of twelve 30-day months. The payment will then be reflected in the account of the member organization of
Clearstream, Luxembourg or Euroclear the following day, and receipt of the cash proceeds in the account of that member organization of Clearstream, Luxembourg or Euroclear would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the member organization of Clearstream, Luxembourg or Euroclear have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over the one-day period. If settlement is not completed on the intended value date, which means the trade fails, receipt of the cash proceeds in the account of the member organization of Clearstream,
Luxembourg or Euroclear would be valued instead as of the actual settlement date.

         Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase book-entry certificates from DTC participants for delivery to member organizations of Clearstream, Luxembourg or Euroclear should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     o    borrowingthrough Clearstream, Luxembourg or Euroclear for one day,
          until the purchase side of the day trade is reflected in their
          Clearstream, Luxembourg or Euroclear accounts, in accordance with the clearing system's customary procedures;

                                      F-2

     o    borrowing the book-entry certificates in the United States from a DTC participant no later than one day prior to settlement, which would allow sufficient time for the book-entry certificates to be reflected in their Clearstream, Luxembourg or Euroclear accounts in order to settle the sale side of the trade; or

     o    staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the member organization of Clearstream, Luxembourg or Euroclear.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S.
holder") holding a book-entry certificate through Clearstream, Luxembourg,
Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to 30% withholding unless each
U.S. withholding agent receives:

     1.   from a non-U.S. holder that is classified as a corporation for U.S.
          federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS
          Form W-8BEN (or any successor form);

     2.   from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form
          W-8ECI (or any successor form);

     3.   from a non-U.S. holder that is classified as a partnership for U.S.
          federal income tax purposes, a duly completed and executed IRS Form
          W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

     4.   from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a certificate):

          (a)  if the intermediary is a "qualified intermediary" within the meaning of Section 1.1441-1(e)(5)(ii) of the U.S. Treasury
               Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

               (i)  stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the
                    qualified intermediary is created, incorporated or governed,

               (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under
                    Section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

              (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified
                    intermediary, and

               (iv) providing any other information, certifications, or
                    statements that may be required by the IRS Form W-8IMY or
                    accompanying instructions in addition to, or in lieu of, the information and certifications described in Section
                    1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S. Treasury
                    Regulations; or

          (b)  if the intermediary is not a qualified intermediary (a
               "nonqualified intermediary"), a duly completed and executed IRS
               Form W-8IMY (or any successor or substitute form)--

               (i)  stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

                                       F-3

               (ii) certifying that the nonqualified intermediary is not acting for its own account,

              (iii) certifying that the nonqualified intermediary has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to
                    substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

               (iv) providing any other information, certifications or
                    statements that may be required by the IRS Form W-8IMY or
                    accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in
                    Section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury
                    Regulations; or

     5.   from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the certificate, either an IRS Form W-8BEN or W-8IMY; any
          non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

     All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S.
Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

         In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, Luxembourg, Euroclear or
DTC may be subject to backup withholding unless the holder--

     o    provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S.
          holder;

     o    provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

     o    can be treated as a "exempt recipient" within the meaning of Section
          1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a
          corporation or a financial institution such as a bank).

         This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                      F-4

PROSPECTUS

       CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., THE DEPOSITOR
  COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, ISSUABLE IN SERIES

         Our name is Credit Suisse First Boston Mortgage Securities Corp. We
intend to offer from time to time commercial/multifamily mortgage pass-through certificates. These offers may be made through one or more different methods, including offerings through underwriters. We do not currently intend to list the offered certificates of any series on any national securities exchange or the
NASDAQ stock market. See "Plan of Distribution."

--------------------------------------------------------------------------------

                            THE OFFERED CERTIFICATES:

         The offered certificates will be issuable in series. Each series of offered certificates will--

o    have its own series designation;

o    consist of one or more classes with various payment characteristics;

o    evidence beneficial ownership interests in a trust established by us; and

o    be payable solely out of the related trust assets.

No governmental agency or instrumentality will insure or guarantee payment on the offered certificates. Neither we nor any of our affiliates are responsible for making payments on the offered certificates if collections on the related turst assets are insufficient.

                                THE TRUST ASSETS:

The assets of each of our trusts will include--

o    mortgage loans secured by first and junior liens on, or security interests in, various interests in commercial and multifamily real properties;

o    mortgage-backed securities that directly or indirectly evidence interests in, or are directly or indirectly secured by, those types of mortgage loans; or

o    some combination of those types of mortgage loans and and mortgage-backed securities.

Trust assets may include letters of credit, surety bonds, insurance policies, guarantees, credit derivatives, reserve funds, guaranteed investment contracts, interest rate exchange agreements, currency exchange agreements, or other similar instruments and agreements.

--------------------------------------------------------------------------------

         In connection with each offering, we will prepare a supplement to this prospectus in order to describe in more detail the particular certificates being offered and the related trust assets. In that document, we will also state the price to public for each class of offered certificates or explain the method for determining that price. In that document, we will also identify the applicable lead or managing underwriter(s), if any, and provide information regarding the relevant underwriting arrangements and the underwriters' compensation. You may not purchase the offered certificates of any series unless you have also received the prospectus supplement for that series. You should carefully consider the risk factors beginning on page 12 in this prospectus, as well as those set forth in the related prospectus supplement, prior to investing.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                  The date of this prospectus is July 29, 2005.

                                                                           Page
                                                                           ----

       IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS

         When deciding whether to invest in any of the offered certificates, you should only rely on the information contained in this prospectus and the related prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation that is different.
In addition, information in this prospectus or any related prospectus supplement is current only as of the date on its cover. By delivery of this prospectus and any related prospectus supplement, we are not offering to sell any securities, and are not soliciting an offer to buy any securities, in any state where the offer and sale is not permitted.

                AVAILABLE INFORMATION; INCORPORATION BY REFERENCE

         We have filed with the SEC a registration statement under the
Securities Act of 1933, as amended, with respect to the certificates offered by this prospectus. This prospectus forms a part of the registration statement.
This prospectus and the related prospectus supplement do not contain all of the information with respect to an offering that is contained in the registration statement. For further information regarding the documents referred to in this prospectus and the related prospectus supplement, you should refer to the registration statement and its exhibits. You can inspect the registration statement and its exhibits, and make copies of these documents at prescribed rates, at the public reference facility maintained by the SEC at its public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at
1-800-SEC-0330. You can also obtain copies of these materials electronically through the SEC's Web site (http://www.sec.gov).

         In connection with each series of offered certificates, we will file or arrange to have filed with the SEC with respect to the related trust any periodic reports that are required under the Securities Exchange Act of 1934, as amended. All documents and reports that are so filed for the related trust prior to the termination of an offering of certificates are incorporated by reference into, and should be considered a part of, this prospectus. Upon request, we will provide without charge to each person receiving this prospectus in connection with an offering, a copy of any or all documents or reports that are so incorporated by reference. All requests should be directed to us in writing at
Eleven Madison Avenue, New York, New York 10010, telephone number (212)325-2000.

                              SUMMARY OF PROSPECTUS

         This summary contains selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. To understand all of the terms of a particular offering of certificates, you should read carefully this prospectus and the related prospectus supplement in full.

WHO WE ARE..................................  Credit Suisse First Boston
                                              Mortgage Securities Corp. Our
                                              principal offices are located at
                                              Eleven Madison Avenue, New York,
                                              New York 10010, telephone number
                                              (212) 325-2000. We are a
                                              wholly-owned subsidiary of Credit
                                              Suisse First Boston Management
                                              Corporation, which in turn is a
                                              wholly-owned subsidiary of Credit
                                              Suisse First Boston, Inc. See
                                              "Credit Suisse First Boston
                                              Mortgage Securities Corp."

THE SECURITIES BEING OFFERED................  The securities that will be offered by this prospectus and the
                                              related prospectus supplements
                                              consist of commercial/multifamily
                                              mortgage pass-through
                                              certificates. These certificates
                                              will be issued in series, and each
                                              series will, in turn, consist of
                                              one or more classes. Each class of
                                              offered certificates must, at the
                                              time of issuance, be assigned an
                                              investment grade rating by at
                                              least one nationally recognized
                                              statistical rating organization.
                                              Typically, the four highest rating
                                              categories, within which there may
                                              be sub-categories or gradations to
                                              indicate relative standing,
                                              signify investment grade. See
                                              "Rating."

                                              Each series of offered
                                              certificates will evidence
                                              beneficial ownership interests in
                                              a trust established by us and
                                              containing the assets described in
                                              this prospectus and the related
                                              prospectus supplement.

THE OFFERED CERTIFICATES MAY BE
ISSUED WITH OTHER CERTIFICATES..............  We may not publicly offer all the commercial/multifamily mortgage
                                              pass-through certificates
                                              evidencing interests in one of our
                                              trusts. We may elect to retain
                                              some of those certificates, to
                                              place some privately with
                                              institutional investors or to
                                              deliver some to the applicable
                                              seller as partial consideration
                                              for the related mortgage assets.
                                              In addition, some of those
                                              certificates may not satisfy the
                                              rating requirement for offered
                                              certificates described under
                                              "--The Securities Being Offered"
                                              above.

THE GOVERNING DOCUMENTS.....................  In general, a pooling and servicing agreement or other
                                              similar agreement or collection of
                                              agreements will govern, among
                                              other things--

                                              o   the issuance of each series of
                                                  offered certificates;

                                              o   the creation of and transfer
                                                  of assets to the related
                                                  trust; and

                                              o   the servicing and
                                                  administration of those
                                                  assets.

                                              The parties to the governing
                                              document(s) for a series of
                                              offered certificates will always
                                              include us and a trustee. We will
                                              be responsible for establishing
                                              the trust relating to each series
                                              of offered certificates. In
                                              addition, we will transfer or
                                              arrange for the transfer of the
                                              initial trust assets to that
                                              trust. In general, the trustee for
                                              a series of offered certificates
                                              will be responsible for, among
                                              other things, making payments and
                                              preparing and disseminating
                                              various reports to the holders of
                                              those offered certificates.

                                              If the trust assets for a series
                                              of offered certificates include
                                              mortgage loans, the parties to the
                                              governing document(s) will also
                                              include--

                                              o   a master servicer that will
                                                  generally be responsible for
                                                  performing customary servicing
                                                  duties with respect to those
                                                  mortgage loans that are not
                                                  defaulted or otherwise
                                                  problematic in any material
                                                  respect; and

                                              o   a special servicer that will
                                                  generally be responsible for
                                                  servicing and administering
                                                  those mortgage loans that are
                                                  defaulted or otherwise
                                                  problematic in any material
                                                  respect and real estate assets
                                                  acquired as part of the
                                                  related trust with respect to
                                                  defaulted mortgage loans.

                                              The same person or entity, or
                                              affiliated entities, may act as
                                              both master servicer and special
                                              servicer for any trust.

                                              If the trust assets for a series
                                              of offered certificates include
                                              mortgage-backed securities, the
                                              parties to the governing
                                              document(s) may also include a
                                              manager that will be responsible
                                              for performing various
                                              administrative duties with respect
                                              to those mortgage-backed
                                              securities. If the related trustee
                                              assumes those duties, however,
                                              there will be no manager.

                                              In the related prospectus
                                              supplement, we will identify the
                                              trustee and any master servicer,
                                              special servicer or manager for
                                              each series of offered
                                              certificates and their respective
                                              duties. See "Description of the
                                              Governing Documents."

CHARACTERISTICS OF THE MORTGAGE ASSETS......

                                              The trust assets with respect to
                                              any series of offered certificates
                                              will, in general, include mortgage
                                              loans. Each of those mortgage
                                              loans will constitute the
                                              obligation of one or more persons
                                              to repay a debt. The performance
                                              of that obligation will be secured
                                              by a first or junior lien on, or
                                              security interest in, the
                                              ownership, leasehold or other
                                              interest(s) of the related
                                              borrower or another person in or
                                              with respect to one or more
                                              commercial or multifamily real
                                              properties. In particular, those
                                              properties may include--

                                              o   rental or cooperatively-owned
                                                  buildings with multiple
                                                  dwelling units;

                                              o   retail properties related to
                                                  the sale of consumer goods and
                                                  other products, or related to
                                                  providing entertainment,
                                                  recreational or personal
                                                  services, to the general
                                                  public;

                                              o   office buildings;

                                              o   hospitality properties;

                                              o   casino properties;

                                              o   health care-related
                                                  facilities;

                                              o   industrial facilities;

                                              o   warehouse facilities,
                                                  mini-warehouse facilities and
                                                  self-storage facilities;

                                              o   restaurants, taverns and other
                                                  establishments involved in the
                                                  food and beverage industry;

                                              o   manufactured housing
                                                  communities, mobile home parks
                                                  and recreational vehicle
                                                  parks;

                                              o   recreational and resort
                                                  properties;

                                              o   arenas and stadiums;

                                              o   churches and other religious
                                                  facilities;

                                              o   parking lots and garages;

                                              o   mixed use properties;

                                              o   other income-producing
                                                  properties; and/or

                                              o   unimproved land.

                                              The mortgage loans underlying a
                                              series of offered certificates may
                                              have a variety of payment terms.
                                              For example, any of those mortgage
                                              loans--

                                              o   may provide for the accrual of
                                                  interest at a mortgage
                                                  interest rate that is fixed
                                                  over its term, that resets on
                                                  one or more specified dates or
                                                  that otherwise adjusts from
                                                  time to time;

                                              o   may provide for the accrual of
                                                  interest at a mortgage
                                                  interest rate that may be
                                                  converted at the borrower's
                                                  election from an adjustable to
                                                  a fixed interest rate or from
                                                  a fixed to an adjustable
                                                  interest rate;

                                              o   may provide for no accrual of
                                                  interest;

                                              o   may provide for level payments
                                                  to stated maturity, for
                                                  payments that reset in amount
                                                  on one or more specified dates
                                                  or for payments that otherwise
                                                  adjust from time to time to
                                                  accommodate changes in the
                                                  mortgage interest rate or to
                                                  reflect the occurrence of
                                                  specified events;

                                              o   may be fully amortizing or,
                                                  alternatively, may be
                                                  partially amortizing or
                                                  nonamortizing, with a
                                                  substantial payment of
                                                  principal due on its stated
                                                  maturity date;

                                              o   may permit the negative
                                                  amortization or deferral of
                                                  accrued interest;

                                              o   may prohibit some or all
                                                  voluntary prepayments or
                                                  require payment of a premium,
                                                  fee or charge in connection
                                                  with those prepayments;

                                              o   may permit defeasance and the
                                                  release of real property
                                                  collateral in connection with
                                                  that defeasance;

                                              o   may provide for payments of
                                                  principal, interest or both,
                                                  on due dates that occur
                                                  monthly, bi-monthly,
                                                  quarterly, semi-annually,
                                                  annually or at some other
                                                  interval; and/or

                                              o   may have two or more component
                                                  parts, each having
                                                  characteristics that are
                                                  otherwise described in this
                                                  prospectus as being
                                                  attributable to separate and
                                                  distinct mortgage loans.

                                              Most, if not all, of the mortgage
                                              loans underlying a series of
                                              offered certificates will be
                                              secured by liens on real
                                              properties located in the United
                                              States, its territories and
                                              possessions. However, some of
                                              those mortgage loans may be
                                              secured by liens on real
                                              properties located outside the
                                              United States, its territories and
                                              possessions, provided that foreign
                                              mortgage loans do not represent
                                              more than 10% of the related
                                              mortgage asset pool, by balance.

                                              We do not originate mortgage
                                              loans. However, some or all of the
                                              mortgage loans included in one of
                                              our trusts may be originated by
                                              our affiliates.

                                              Neither we nor any of our
                                              affiliates will guarantee or
                                              insure repayment of any of the
                                              mortgage loans underlying a series
                                              of offered certificates. Unless we
                                              expressly state otherwise in the
                                              related prospectus supplement, no
                                              governmental agency or
                                              instrumentality will guarantee or
                                              insure repayment of any of the
                                              mortgage loans underlying a series
                                              of offered certificates. See
                                              "Description of the Trust
                                              Assets--Mortgage Loans."

                                              The trust assets with respect to
                                              any series of offered certificates
                                              may also include mortgage
                                              participations, mortgage
                                              pass-through certificates,
                                              collateralized mortgage
                                              obligations and other
                                              mortgage-backed securities, that
                                              evidence an interest in, or are
                                              secured by a pledge of, one or
                                              more mortgage loans of the type
                                              described above. We will not
                                              include a mortgage-backed security
                                              among the trust assets with
                                              respect to any series of offered
                                              certificates unless--

                                              o   the security has been
                                                  registered under the
                                                  Securities Act of 1933, as
                                                  amended; or

                                              o   we would be free to publicly
                                                  resell the security without
                                                  registration.

                                              See "Description of the Trust
                                              Assets--Mortgage-Backed
                                              Securities."

                                              We will describe the specific
                                              characteristics of the mortgage
                                              assets underlying a series of
                                              offered certificates in the
                                              related prospectus supplement.

                                              In general, the total outstanding
                                              principal balance of the mortgage
                                              assets transferred by us to any
                                              particular trust will equal or
                                              exceed the initial total
                                              outstanding principal balance of
                                              the related series of
                                              certificates. In the event that
                                              the total outstanding principal
                                              balance of the related mortgage
                                              assets initially delivered by us
                                              to the related trustee is less
                                              than the initial total outstanding
                                              principal balance of any series of
                                              certificates, we may deposit or
                                              arrange for the deposit of cash or
                                              liquid investments on an interim
                                              basis with the related trustee to
                                              cover the shortfall. For 90 days
                                              following the date of initial
                                              issuance of that series of
                                              certificates, we will be entitled
                                              to obtain a release of the
                                              deposited cash or investments if
                                              we deliver or arrange for delivery
                                              of a corresponding amount of
                                              mortgage assets. If we fail,
                                              however, to deliver mortgage
                                              assets sufficient to make up the
                                              entire shortfall, any of the cash
                                              or, following liquidation,
                                              investments remaining on deposit
                                              with the related trustee will be
                                              used by the related trustee to pay
                                              down the total principal balance
                                              of the related series of
                                              certificates, as described in the
                                              related prospectus supplement.

SUBSTITUTION, ACQUISITION AND
REMOVAL OF MORTGAGE ASSETS..................  If so specified in the related prospectus supplement, we or
                                              another specified person or entity
                                              may be permitted, at our or its
                                              option, but subject to the
                                              conditions specified in that
                                              prospectus supplement, to acquire
                                              from the related trust particular
                                              mortgage assets underlying a
                                              series of certificates in exchange
                                              for--

                                              o   cash that would be applied to
                                                  pay down the principal
                                                  balances of certificates of
                                                  that series; and/or

                                              o   other mortgage loans or
                                                  mortgage-backed securities
                                                  that--

                                                  1.   conform to the
                                                       description of mortgage
                                                       assets in this
                                                       prospectus; and

                                                  2.   satisfy the criteria set
                                                       forth in the related
                                                       prospectus supplement.

                                              In addition, if so specified in
                                              the related prospectus supplement,
                                              the related trustee may be
                                              authorized or required, to apply
                                              collections on the mortgage assets
                                              underlying a series of offered
                                              certificates to acquire new
                                              mortgage loans or mortgage-backed
                                              securities that--

                                              o   conform to the description of
                                                  mortgage assets in this
                                                  prospectus; and

                                              o   satisfy the criteria set forth
                                                  in the related prospectus
                                                  supplement.

                                              No replacement of mortgage assets
                                              or acquisition of new mortgage
                                              assets will be permitted if it
                                              would result in a qualification,
                                              downgrade or withdrawal of the
                                              then-current rating assigned by
                                              any rating agency to any class of
                                              affected offered certificates.

CHARACTERISTICS OF THE OFFERED CERTIFICATES.  An offered certificate may entitle the holder to receive--

                                              o   a stated principal amount;

                                              o   interest on a principal
                                                  balance or notional amount, at
                                                  a fixed, variable or
                                                  adjustable pass-through rate;

                                              o   specified, fixed or variable
                                                  portions of the interest,
                                                  principal or other amounts
                                                  received on the related
                                                  mortgage assets;

                                              o   payments of principal, with
                                                  disproportionate, nominal or
                                                  no payments of interest;

                                              o   payments of interest, with
                                                  disproportionate, nominal or
                                                  no payments of principal;

                                              o   payments of interest or
                                                  principal that commence only
                                                  as of a specified date or only
                                                  after the occurrence of
                                                  specified events, such as the
                                                  payment in full of the
                                                  interest and principal
                                                  outstanding on one or more
                                                  other classes of certificates
                                                  of the same series;

                                              o   payments of principal to be
                                                  made, from time to time or for
                                                  designated periods, at a rate
                                                  that is--

                                                  1.   faster and, in some
                                                       cases, substantially
                                                       faster, or

                                                  2.   slower and, in some
                                                       cases, substantially
                                                       slower,

                                                  than the rate at which
                                                  payments or other collections
                                                  of principal are received on
                                                  the related mortgage assets;

                                              o   payments of principal to be
                                                  made, subject to available
                                                  funds, based on a specified
                                                  principal payment schedule or
                                                  other methodology; or

                                              o   payments of all or part of the
                                                  prepayment or repayment
                                                  premiums, fees and charges,
                                                  equity participations payments
                                                  or other similar items
                                                  received on the related
                                                  mortgage assets.

                                              Any class of offered certificates
                                              may be senior or subordinate to
                                              one or more other classes of
                                              certificates of the same series,
                                              including a non-offered class of
                                              certificates of that series, for
                                              purposes of some or all payments
                                              and/or allocations of losses.

                                              A class of offered certificates
                                              may have two or more component
                                              parts, each having characteristics
                                              that are otherwise described in
                                              this prospectus as being
                                              attributable to separate and
                                              distinct classes.

                                              We will describe the specific
                                              characteristics of each class of
                                              offered certificates in the
                                              related prospectus supplement. See
                                              "Description of the Certificates."

CREDIT SUPPORT AND REINVESTMENT,
INTEREST RATE AND CURRENCY RELATED
PROTECTION FOR THE OFFERED CERTIFICATES.....  Some classes of offered certificates may be protected in
                                              full or in part against defaults
                                              and losses, or select types of
                                              defaults and losses, on the
                                              related mortgage assets through
                                              the subordination of one or more
                                              other classes of certificates of
                                              the same series or by other types
                                              of credit support. The other types
                                              of credit support may include a
                                              letter of credit, a surety bond,
                                              an insurance policy, a guarantee,
                                              a credit derivative or a reserve
                                              fund. We will describe the credit
                                              support, if any, for each class of
                                              offered certificates in the
                                              related prospectus supplement.

                                              The trust assets with respect to
                                              any series of offered certificates
                                              may also include any of the
                                              following agreements--

                                              o   guaranteed investment
                                                  contracts in accordance with
                                                  which moneys held in the funds
                                                  and accounts established with
                                                  respect to those offered
                                                  certificates will be invested
                                                  at a specified rate;

                                              o   interest rate exchange
                                                  agreements, interest rate cap
                                                  or floor agreements, or other
                                                  agreements and arrangements
                                                  designed to reduce the effects
                                                  of interest rate fluctuations
                                                  on the related mortgage assets
                                                  or on one or more classes of
                                                  those offered certificates; or

                                              o   currency exchange agreements
                                                  or other agreements and
                                                  arrangements designed to
                                                  reduce the effects of currency
                                                  exchange rate fluctuations
                                                  with respect to the related
                                                  mortgage assets and one or
                                                  more classes of those offered
                                                  certificates.

                                              We will describe the types of
                                              reinvestment, interest rate and
                                              currency related protection, if
                                              any, for each class of offered
                                              certificates in the related
                                              prospectus supplement.

                                              See "Risk Factors," "Description
                                              of the Trust Assets" and
                                              "Description of Credit Support."

ADVANCES WITH RESPECT TO THE MORTGAGE ASSETS. If the trust assets for a series of offered certificates include
                                              mortgage loans, then, as and to
                                              the extent described in the
                                              related prospectus supplement, the
                                              related master servicer, the
                                              related special servicer, the
                                              related trustee, any related
                                              provider of credit support and/or
                                              any other specified person may be
                                              obligated to make, or may have the
                                              option of making, advances with
                                              respect to those mortgage loans to
                                              cover--

                                              o   delinquent scheduled payments
                                                  of principal and/or interest,
                                                  other than balloon payments;

                                              o   property protection expenses;

                                              o   other servicing expenses; or

                                              o   any other items specified in
                                                  the related prospectus
                                                  supplement.

                                       10

                                              Any party making advances will be
                                              entitled to reimbursement from
                                              subsequent recoveries on the
                                              related mortgage loan and as
                                              otherwise described in this
                                              prospectus or the related
                                              prospectus supplement. That party
                                              may also be entitled to receive
                                              interest on its advances for a
                                              specified period. See "Description
                                              of the Certificates--Advances."

                                              If the trust assets for a series
                                              of offered certificates include
                                              mortgage-backed securities, we
                                              will describe in the related
                                              prospectus supplement any
                                              comparable advancing obligations
                                              with respect to those
                                              mortgage-backed securities or the
                                              underlying mortgage loans.

OPTIONAL TERMINATION........................  We will describe in the related prospectus supplement any
                                              circumstances in which a specified
                                              party is permitted or obligated to
                                              purchase or sell any of the
                                              mortgage assets underlying a
                                              series of offered certificates. In
                                              particular, a master servicer,
                                              special servicer or other
                                              designated party may be permitted
                                              or obligated to purchase or sell--

                                              o   all the mortgage assets in any
                                                  particular trust, thereby
                                                  resulting in a termination of
                                                  the trust; or

                                              o   that portion of the mortgage
                                                  assets in any particular trust
                                                  as is necessary or sufficient
                                                  to retire one or more classes
                                                  of offered certificates of the
                                                  related series.

                                              See "Description of the
                                              Certificates--Termination."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES.....  Any class of offered certificates will constitute or evidence
                                              ownership of--

                                              o   regular interests or residual
                                                  interests in a real estate
                                                  mortgage investment conduit
                                                  under Sections 860A through
                                                  860G of the Internal Revenue
                                                  Code of 1986; or

                                              o   interests in a grantor trust
                                                  under subpart E of Part I of
                                                  subchapter J of the Internal
                                                  Revenue Code of 1986.

                                              See "Federal Income Tax
                                              Consequences."

CERTAIN ERISA CONSIDERATIONS................  If you are a fiduciary of a retirement plan or other employee
                                              benefit plan or arrangement, you
                                              should review with your legal
                                              advisor whether the purchase or
                                              holding of offered certificates
                                              could give rise to a transaction
                                              that is prohibited or is not
                                              otherwise permissible under
                                              applicable law. See "ERISA
                                              Considerations."

LEGAL INVESTMENT............................  If your investment activities are subject to legal investment laws
                                              and regulations, regulatory
                                              capital requirements, or review by
                                              regulatory authorities, then you
                                              may be subject to restrictions on
                                              investment in the offered
                                              certificates. You should consult
                                              your own legal advisors for
                                              assistance in determining the
                                              suitability of and consequences to
                                              you of the purchase, ownership,
                                              and sale of the offered
                                              certificates. See "Legal
                                              Investment" herein.

                                       11

                                  RISK FACTORS

         You should consider the following factors, as well as the factors set forth under "Risk Factors" in the related prospectus supplement, in deciding whether to purchase any offered certificates.

LIMITED LIQUIDITY OF YOUR CERTIFICATES MAY HAVE AN ADVERSE IMPACT
ON YOUR ABILITY TO SELL YOUR OFFERED CERTIFICATES

         The offered certificates may have limited or no liquidity. We cannot assure you that a secondary market for your offered certificates will develop.
There will be no obligation on the part of anyone to establish a secondary market. Even if a secondary market does develop for your offered certificates, it may provide you with less liquidity than you anticipated and it may not continue for the life of your offered certificates.

         We will describe in the related prospectus supplement the information that will be available to you with respect to your offered certificates. The limited nature of the information may adversely affect the liquidity of your offered certificates.

         We do not currently intend to list the offered certificates on any national securities exchange or the NASDAQ stock market.

         Lack of liquidity will impair your ability to sell your offered certificates and may prevent you from doing so at a time when you may want or need to. Lack of liquidity could adversely affect the market value of your offered certificates. We do not expect that you will have any redemption rights with respect to your offered certificates.

         If you decide to sell your offered certificates, you may have to sell them at a discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related mortgage assets. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

THE MARKET VALUE OF YOUR CERTIFICATES WILL BE SENSITIVE TO FACTORS UNRELATED TO
THE PERFORMANCE OF YOUR CERTIFICATES AND THE UNDERLYING MORTGAGE ASSETS.

         The market value of your certificates can decline even if those certificates and the underlying mortgage assets are performing at or above your expectations.

         The market value of your certificates will be sensitive to fluctuations in current interest rates. However, a change in the market value of your certificates as a result of an upward or downward movement in current interest rates may not equal the change in the market value of your certificates as a result of an equal but opposite movement in interest rates.

         The market value of your certificates will also be influenced by the supply of and demand for commercial mortgage-backed securities generally. The supply of commercial mortgage-backed securities will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolio, that are available for securitization. A number of factors will affect investors' demand for commercial mortgage-backed securities, including--

         o     the availability of alternative investments that offer high yields or are perceived as being a better credit risk, having a less volatile market value or being more liquid;

         o     legal and other restrictions that prohibit a particular entity from investing in commercial mortgage-backed securities or limit the amount or types of commercial mortgage-backed securities that it may acquire;

         o     investors' perceptions regarding the commercial and multifamily real estate markets which may be adversely affected by, among other things, a decline in real estate values or an increase in defaults and foreclosures on mortgage loans secured by
               income-producing properties; and

         o     investors' perceptions regarding the capital markets in general, which may be adversely affected by political, social and economic events completely unrelated to the commercial and multifamily real estate markets.

                                       12

         If you decide to sell your certificates, you may have to sell at discount from the price you paid for reasons unrelated to the performance of your certificates or the related mortgage assets. Pricing information regarding your certificates may not be generally available on an ongoing basis.

LIMITED ASSETS OF EACH TRUST MAY ADVERSELY IMPACT YOUR ABILITY TO RECOVER YOUR
INVESTMENT IN THE EVENT OF LOSS ON THE UNDERLYING MORTGAGE ASSETS

         The offered certificates do not represent obligations of any person or entity and do not represent a claim against any assets other than those of the related trust. Unless the related prospectus supplement states otherwise, no governmental agency or instrumentality will guarantee or insure payment on the offered certificates. In addition, neither we nor our affiliates are responsible for making payments on the offered certificates if collections on the related trust assets are insufficient. If the related trust assets are insufficient to make payments on your offered certificates, no other assets will be available to you for payment of the deficiency, and you will bear the resulting loss. Any advances made by a master servicer or other party with respect to the mortgage assets underlying your offered certificates are intended solely to provide liquidity and not credit support. The party making those advances will have a right to reimbursement, probably with interest, which is senior to your right to receive payment on your offered certificates.

PREPAYMENT CONSIDERATIONS; VARIABILITY IN AVERAGE LIFE OF OFFERED CERTIFICATES;
SPECIAL YIELD CONSIDERATIONS

         The Terms of the Underlying Mortgage Loans Will Affect Payments on Your
Offered Certificates. Each of the mortgage loans underlying the offered certificates will specify the terms on which the related borrower must repay the outstanding principal amount of the loan. The rate, timing and amount of scheduled payments of principal may vary, and may vary significantly, from mortgage loan to mortgage loan. The rate at which the underlying mortgage loans amortize will directly affect the rate at which the principal balance or notional amount of your offered certificates is paid down or otherwise reduced.

         In addition, any mortgage loan underlying the offered certificates may permit the related borrower during some or all of the loan term to prepay the loan. In general, a borrower will be more likely to prepay its mortgage loan when it has an economic incentive to do so, such as obtaining a larger loan on the same underlying real property or a lower or otherwise more advantageous interest rate through refinancing. If a mortgage loan includes some form of prepayment restriction, the likelihood of prepayment should decline. These restrictions may include--

         o     an absolute or partial prohibition against voluntary prepayments during some or all of the loan term; or

         o     a requirement that voluntary prepayments be accompanied by some form of prepayment premium, fee or charge during some or all of the loan term.

In many cases, however, there will be no restriction associated with the application of insurance proceeds or condemnation proceeds as a prepayment of principal.

         The Terms of the Underlying Mortgage Loans Do Not Provide Absolute
Certainty as Regards the Rate, Timing and Amount of Payments on Your Offered
Certificates. Notwithstanding the terms of the mortgage loans backing your offered certificates, the amount, rate and timing of payments and other collections on those mortgage loans will, to some degree, be unpredictable because of borrower defaults and because of casualties and condemnations with respect to the underlying real properties.

         The investment performance of your offered certificates may vary materially and adversely from your expectations due to--

         o     the rate of prepayments and other unscheduled collections of principal on the underlying mortgage loans being faster or slower than you anticipated; or

         o     the rate of defaults on the underlying mortgage loans being faster, or the severity of losses on the underlying mortgage loans being greater, than you anticipated.

         The actual yield to you, as a holder of an offered certificate, may not equal the yield you anticipated at the time of your purchase, and the total return on investment that you expected may not be realized. In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment, default and loss assumptions

                                       13

to be used. If the trust assets underlying your offered certificates include mortgage-backed securities, the terms of those securities may lessen or increase the effects to you that may result from prepayments, defaults and losses on the mortgage loans that ultimately back those securities.

         Prepayments on the Underlying Mortgage Loans Will Affect the Average
Life of Your Offered Certificates; and the Rate and Timing of those Prepayments
May Be Highly Unpredictable. Payments of principal and/or interest on your offered certificates will depend upon, among other things, the rate and timing of payments on the related mortgage assets. Prepayments on the underlying mortgage loans may result in a faster rate of principal payments on your offered certificates, thereby resulting in a shorter average life for your offered certificates than if those prepayments had not occurred. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates. As a result, repayment of your offered certificates could occur significantly earlier or later, and the average life of your offered certificates could be significantly shorter or longer, than you expected.

         The extent to which prepayments on the underlying mortgage loans ultimately affect the average life of your offered certificates depends on the terms and provisions of your offered certificates. A class of offered certificates may entitle the holders to a pro rata share of any prepayments on the underlying mortgage loans, to all or a disproportionately large share of those prepayments, or to none or a disproportionately small share of those prepayments. If you are entitled to a disproportionately large share of any prepayments on the underlying mortgage loans, your offered certificates may be retired at an earlier date. If, however, you are only entitled to a small share of the prepayments on the underlying mortgage loans, the average life of your offered certificates may be extended. Your entitlement to receive payments, including prepayments, of principal of the underlying mortgage loans may--

         o     vary based on the occurrence of specified events, such as the retirement of one or more other classes of certificates of the same series; or

         o     be subject to various contingencies, such as prepayment and default rates with respect to the underlying mortgage loans.

         We will describe the terms and provisions of your offered certificates more fully in the related prospectus supplement.

         Certificates Purchased at a Premium or a Discount Will Be Sensitive to
the Rate of Principal Payment. A series of certificates may include one or more classes of offered certificates offered at a premium or discount. Yields on those classes of certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the underlying mortgage loans. Where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of interest-only certificates, you might fail to recover your original investment under some prepayment scenarios. The extent to which the yield to maturity of any class of offered certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and the amount and timing of distributions on those certificates. You should consider, in the case of any offered certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield that is lower than the anticipated yield and, in the case of any offered certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield.

THE NATURE OF RATINGS ARE LIMITED AND WILL NOT GUARANTEE THAT YOU WILL RECEIVE
ANY PROJECTED RETURN ON YOUR OFFERED CERTIFICATES

         Any rating assigned to a class of offered certificates by a rating agency will only reflect its assessment of the probability that you will receive payments to which you are entitled. This rating will not constitute an assessment of the probability--

         o     that principal prepayments on the related mortgage loans will be made;

         o     of the degree to which the rate of prepayments might differ from the rate of prepayments that was originally anticipated; or

         o     of the likelihood of early optional termination of the related trust fund.

                                       14

         Furthermore, the rating will not address the possibility that prepayment of the related mortgage loans at a higher or lower rate than you anticipated may cause you to experience a lower than anticipated yield or that if you purchase a certificate at a significant premium you might fail to recover your initial investment under certain prepayment scenarios.

         The amount, type and nature of credit support, if any, provided with respect to a series of certificates will be determined on the basis of criteria established by each rating agency rating classes of the certificates of that series. These criteria are sometimes based upon analysis of the behavior of mortgage loans in a larger group. However, we cannot assure you that the historical data supporting that analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of mortgage loans. In other cases, the criteria may be based upon determinations of the values of the mortgaged properties that provide security for the mortgage loans in the related trust fund. However, we cannot assure you that those values will not decline in the future.

RISKS ASSOCIATED WITH COMMERCIAL OR MULTIFAMILY MORTGAGE LOANS

         Many of the Mortgage Loans Underlying Your Offered Certificates Will be
Nonrecourse. You should consider all of the mortgage loans underlying your offered certificates to be nonrecourse loans. This means that, in the event of a default, recourse will be limited to the related real property or properties securing the defaulted mortgage loan. In those cases where recourse to a borrower or guarantor is permitted by the loan documents, we generally will not undertake any evaluation of the financial condition of that borrower or guarantor. Consequently, full and timely payment on each mortgage loan underlying your offered certificates will depend on one or more of the following--

         o     the sufficiency of the net operating income of the applicable real property;

         o     the market value of the applicable real property at or prior to maturity; and

         o     the ability of the related borrower to refinance or sell the applicable real property.

         In general, the value of a multifamily or commercial property will depend on its ability to generate net operating income. The ability of an owner to finance a multifamily or commercial property will depend, in large part, on the property's value and ability to generate net operating income.

         Unless we state otherwise in the related prospectus supplement, none of the mortgage loans underlying your offered certificates will be insured or guaranteed by any governmental entity or private mortgage insurer.

         The risks associated with lending on multifamily and commercial properties are inherently different from those associated with lending on the security of single-family residential properties. This is because multifamily rental and commercial real estate lending involves larger loans and, as described above, repayment is dependent upon the successful operation and value of the related real estate project.

         Many Risk Factors are Common to Most or All Multifamily and Commercial
Properties. The following factors, among others, will affect the ability of a multifamily or commercial property to generate net operating income and, accordingly, its value--

         o     the age, design and construction quality of the property;

         o     perceptions regarding the safety, convenience and attractiveness of the property;

         o     the characteristics of the neighborhood where the property is located;

         o     the proximity and attractiveness of competing properties;

         o     the existence and construction of competing properties;

         o     the adequacy of the property's management and maintenance;

                                       15

         o     national, regional or local economic conditions, including plant closings, industry slowdowns and unemployment rates;

         o     local real estate conditions, including an increase in or
               oversupply of comparable commercial or residential space;

         o     demographic factors;

         o     customer tastes and preferences;

         o     retroactive changes in building codes; and

         o     changes in governmental rules, regulations and fiscal policies, including environmental legislation.

         Particular factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income include--

         o     an increase in interest rates, real estate taxes and other operating expenses;

         o     an increase in the capital expenditures needed to maintain the property or make improvements;

         o     a decline in the financial condition of a major tenant and, in particular, a sole tenant or anchor tenant;

         o     an increase in vacancy rates;

         o     a decline in rental rates as leases are renewed or replaced; and

         o     natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots.

         The volatility of net operating income generated by a multifamily or commercial property over time will be influenced by many of the foregoing factors, as well as by--

         o     the length of tenant leases;

         o     the creditworthiness of tenants;

         o     the rental rates at which leases are renewed or replaced;

         o     the percentage of total property expenses in relation to revenue;

         o     the ratio of fixed operating expenses to those that vary with revenues; and

         o     the level of capital expenditures required to maintain the property and to maintain or replace tenants.

         Therefore, commercial and multifamily properties with short-term or less creditworthy sources of revenue and/or relatively high operating costs, such as those operated as hospitality and self-storage properties, can be expected to have more volatile cash flows than commercial and multifamily properties with medium- to long-term leases from creditworthy tenants and/or relatively low operating costs. A decline in the real estate market will tend to have a more immediate effect on the net operating income of commercial and multifamily properties with short-term revenue sources and may lead to higher rates of delinquency or defaults on the mortgage loans secured by those properties.

                                       16

         The Successful Operation of a Multifamily or Commercial Property
Depends on Tenants. Generally, multifamily and commercial properties are subject to leases. The owner of a multifamily or commercial property typically uses lease or rental payments for the following purposes--

         o     to pay for maintenance and other operating expenses associated with the property;

         o     to fund repairs, replacements and capital improvements at the property; and

         o     to service mortgage loans secured by, and any other debt
               obligations associated with operating, the property.

         Factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income from lease and rental payments include--

         o     an increase in vacancy rates, which may result from tenants deciding not to renew an existing lease or discontinuing
               operations;

         o     an increase in tenant payment defaults;

         o     a decline in rental rates as leases are entered into, renewed or extended at lower rates;

         o     an increase in the capital expenditures needed to maintain the property or to make improvements; and

         o     a decline in the financial condition of a major or sole tenant.

         Various factors that will affect the operation and value of a commercial property include--

         o     the business operated by the tenants;

         o     the creditworthiness of the tenants; and

         o     the number of tenants.

         Dependence on a Single Tenant or a Small Number of Tenants Makes a
Property Riskier Collateral. In those cases where an income-producing property is leased to a single tenant or is primarily leased to one or a small number of major tenants, a deterioration in the financial condition or a change in the plan of operations of any of those tenants can have particularly significant effects on the net operating income generated by the property. If any of those tenants defaults under or fails to renew its lease, the resulting adverse financial effect on the operation of the property will be substantially more severe than would be the case with respect to a property occupied by a large number of less significant tenants.

         An income-producing property operated for retail, office or industrial purposes also may be adversely affected by a decline in a particular business or industry if a concentration of tenants at the property is engaged in that business or industry.

         Tenant Bankruptcy Adversely Affects Property Performance. The
bankruptcy or insolvency of a major tenant, or a number of smaller tenants, at a commercial property may adversely affect the income produced by the property.
Under the U.S. Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant unless there is collateral securing the claim. The claim would be limited to--

         o     the unpaid rent reserved under the lease for the periods prior to the bankruptcy petition or any earlier surrender of the leased premises; plus

         o     an amount, not to exceed three years' rent, equal to the greater of one year's rent and 15% of the remaining reserved rent.

                                       17

         The Success of an Income-Producing Property Depends on Reletting Vacant
Spaces. The operations at an income-producing property will be adversely affected if the owner or property manager is unable to renew leases or relet space on comparable terms when existing leases expire and/or become defaulted.
Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions in the case of income-producing properties operated for retail, office or industrial purposes, can be substantial and could reduce cash flow from the income-producing properties. Moreover, if a tenant at a income-producing property defaults in its lease obligations, the landlord may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the property.

         If an income-producing property has multiple tenants, re-leasing expenditures may be more frequent than in the case of a property with fewer tenants, thereby reducing the cash flow generated by the multi-tenanted property. Multi-tenanted properties may also experience higher continuing vacancy rates and greater volatility in rental income and expenses.

         Property Value May Be Adversely Affected even when Current Operating
Income Is Not. Various factors may affect the value of multifamily and commercial properties without affecting their current net operating income, including---

         o     changes in interest rates;

         o     the availability of refinancing sources;

         o     changes in governmental regulations, licensing or fiscal policy;

         o     changes in zoning or tax laws; and

         o     potential environmental or other legal liabilities.

         Property Management May Affect Property Operations and Value. The
operation of an income-producing property will depend upon the property manager's performance and viability. The property manager generally is responsible for--

         o     responding to changes in the local market;

         o     planning and implementing the rental structure, including
               staggering durations of leases and establishing levels of rent payments;

         o     operating the property and providing building services;

         o     managing operating expenses; and

         o     ensuring that maintenance and capital improvements are carried out in a timely fashion.

         Income-producing properties that derive revenues primarily from short-term rental commitments, such as hospitality or self-storage properties, generally require more intensive management than properties leased to tenants under long-term leases.

         By controlling costs, providing appropriate and efficient services to tenants and maintaining improvements in good condition, a property manager can--

         o     maintain or improve occupancy rates, business and cash flow;

         o     reduce operating and repair costs; and

         o     preserve building value.

On the other hand, management errors can, in some cases, impair the long term viability of an income-producing property.

                                       18

         Maintaining a Property in Good Condition May Be Costly. The owner may be required to expend a substantial amount to maintain, renovate or refurbish a commercial or multifamily property. Failure to do so may materially impair the property's ability to generate cash flow. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even superior construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. There can be no assurance that an income-producing property will generate sufficient cash flow to cover the increased costs of maintenance and capital improvements in addition to paying debt service on the mortgage loan(s)
that may encumber that property.

         Competition Will Adversely Affect the Profitability and Value of an
Income-Producing Property. Some income-producing properties are located in highly competitive areas. Comparable income-producing properties located in the same area compete on the basis of a number of factors including--

         o     rental rates;

         o     location;

         o     type of business or services and amenities offered; and

         o     nature and condition of the particular property.

         The profitability and value of an income-producing property may be adversely affected by a comparable property that--

         o     offers lower rents;

         o     has lower operating costs;

         o     offers a more favorable location; or o offers better facilities.

         Costs of renovating, refurbishing or expanding an income-producing property in order to remain competitive can be substantial.

         Various Types of Income-Producing Properties May Present Special Risks.
The relative importance of any factor affecting the value or operation of an income-producing property will depend on the type and use of the property. In addition, the type and use of a particular income-producing property may present special risks. For example--

         o     Health care-related facilities and casinos are subject to
               significant governmental regulation of the ownership, operation, maintenance and/or financing of those properties;

         o     Multifamily rental properties, manufactured housing communities and mobile home parks may be subject to rent control or rent stabilization laws and laws governing landlord/tenant
               relationships;

         o     Hospitality and restaurant properties are often operated under franchise, management or operating agreements, which may be terminable by the franchisor or operator. Moreover, the
               transferability of a hotel's or restaurant's operating, liquor and other licenses upon a transfer of the hotel or restaurant is subject to local law requirements;

         o     Depending on their location, recreational and resort properties, properties that provide entertainment services, hospitality properties, restaurants and taverns, mini-warehouses and
               self-storage facilities tend to be adversely affected more quickly by a general economic downturn than other types of commercial properties;

         o     Marinas will be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways;

                                       19

         o     Some recreational and hospitality properties may have seasonal fluctuations and/or may be adversely affected by prolonged unfavorable weather conditions;

         o     Churches and other religious facilities may be highly dependent on donations which are likely to decline as economic conditions decline; and

         o     Properties used as gas stations, automotive sales and service centers, dry cleaners, warehouses and industrial facilities may be more likely to have environmental issues.

         Additionally, many types of commercial properties are not readily convertible to alternative uses if the original use is not successful or may require significant capital expenditures to effect any conversion to an alternative use. For example, a mortgaged real property may not be readily convertible due to restrictive covenants related to the property. In addition, converting commercial properties to alternate uses generally requires substantial capital expenditures. As a result, the liquidation value of any of those types of property would be substantially less than would otherwise be the case. See "Description of the Trust Assets--Mortgage Loans--Various Types of
Multifamily and Commercial Properties May Secure Mortgage Loans Underlying a
Series of Offered Certificates."

         Borrowers May Be Unable to Make Balloon Payments. Any of the mortgage loans underlying your offered certificates may be nonamortizing or only partially amortizing. The borrower under a mortgage loan of that type is required to make substantial payments of principal and interest, which are commonly called balloon payments, on the maturity date of the loan. The ability of the borrower to make a balloon payment depends upon the borrower's ability to refinance or sell the real property securing the loan. The ability of the borrower to refinance or sell the property will be affected by a number of factors, including--

         o     the fair market value and condition of the underlying real property;

         o     the level of interest rates;

         o     the borrower's equity in the underlying real property;

         o     the borrower's financial condition;

         o     the operating history of the underlying real property;

         o     changes in zoning and tax laws;

         o     changes in competition in the relevant area;

         o     changes in rental rates in the relevant area;

         o     changes in governmental regulation and fiscal policy;

         o     prevailing general and regional economic conditions;

         o     the state of the fixed income and mortgage markets; and

         o     the availability of credit for multifamily rental or commercial properties.

         Neither we nor any of our affiliates will be obligated to refinance any mortgage loan underlying your offered certificates.

         The related master servicer or special servicer may, within prescribed limits, extend and modify mortgage loans underlying your offered certificates that are in default or as to which a payment default is imminent in order to maximize recoveries on the defaulted loans. The related master servicer or special servicer is only required to determine that any extension or modification is reasonably likely to produce a greater recovery than a liquidation of the real property securing

                                       20

the defaulted loan. There is a risk that the decision of the master servicer or special servicer to extend or modify a mortgage loan may not in fact produce a greater recovery.

BORROWER CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

         A particular borrower or group of related borrowers may be associated with multiple real properties securing the mortgage loans underlying a series of offered certificates. The bankruptcy or insolvency of, or other financial problems with respect to, that borrower or group of borrowers could have an adverse effect on the operation of all of the related real properties and on the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans. For example, if a borrower or group of related borrowers that owns or controls several real properties experiences financial difficulty at one of those properties, it could defer maintenance at another of those properties in order to satisfy current expenses with respect to the first property. That borrower or group of related borrowers could also attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting debt service payments on all the related mortgage loans for an indefinite period. In addition, multiple real properties owned by the same borrower or related borrowers are likely to have common management. This would increase the risk that financial or other difficulties experienced by the property manager could have a greater impact on the owner of the related loans.

LOAN CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF DEFAULT
AND LOSS

         Any of the mortgage assets in one of our trusts may be substantially larger than the other assets in that trust. In general, the inclusion in a trust of one or more mortgage assets that have outstanding principal balances that are substantially larger than the other mortgage assets in the trust can result in losses that are more severe, relative to the size of the related mortgage asset pool, than would be the case if the aggregate balances of that pool were distributed more evenly.

GEOGRAPHIC CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

         If a material concentration of mortgage loans underlying a series of offered certificates is secured by real properties in a particular locale, state or region, then the holders of those certificates will have a greater exposure to--

         o     any adverse economic developments that occur in the locale, state or region where the properties are located;

         o     changes in the real estate market where the properties are located;

         o     changes in governmental rules and fiscal policies in the
               governmental jurisdiction where the properties are located; and

         o     acts of nature, including floods, tornadoes and earthquakes, in the areas where properties are located.

CHANGES IN POOL COMPOSITION WILL CHANGE THE NATURE OF YOUR INVESTMENT

         The mortgage loans underlying any series of offered certificates will amortize at different rates and mature on different dates. In addition, some of those mortgage loans may be prepaid or liquidated. As a result, the relative composition of the related mortgage asset pool will change over time.

         If you purchase certificates with a pass-through rate that is equal to or calculated based upon a weighted average of interest rates on the underlying mortgage loans, your pass-through rate will be affected, and may decline, as the relative composition of the mortgage pool changes.

         In addition, as payments and other collections of principal are received with respect to the underlying mortgage loans, the remaining mortgage pool backing your certificates may exhibit an increased concentration with respect to property type, number and affiliation of borrowers and geographic location.

ADJUSTABLE RATE MORTGAGE LOANS MAY ENTAIL GREATER RISKS OF DEFAULT TO LENDERS
THAN FIXED RATE MORTGAGE LOANS

         Some or all of the mortgage loans underlying a series of offered certificates may provide for adjustments to their respective mortgage interest rates and corresponding adjustments to their respective periodic debt service payments. As the

                                       21

periodic debt service payment for any of those mortgage loans increases, the likelihood that cash flow from the underlying real property will be insufficient to make that periodic debt service payment and pay operating expenses also increases.

SUBORDINATE DEBT INCREASES THE LIKELIHOOD THAT A BORROWER WILL DEFAULT ON A
MORTGAGE LOAN BACKING YOUR CERTIFICATES

         Certain mortgage loans included in one of our trusts may either-

         o     prohibit the related borrower from encumbering the related real property with additional secured debt, or

         o     require the consent of the holder of the mortgage loan prior to so encumbering the related real property.

         However, a violation of this prohibition may not become evident until the affected mortgage loan otherwise defaults, and a lender, such as one of our trusts, may not realistically be able to prevent a borrower from incurring subordinate debt.

         The existence of any secured subordinated indebtedness increases the difficulty of refinancing a mortgage loan at the loan's maturity. In addition, the related borrower may have difficulty repaying multiple loans. Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose out the junior lien.
See "Legal Aspects of Mortgage Loans--Subordinate Financing".

JUNIOR MORTGAGE LOANS MAY UNDERLIE YOUR OFFERED CERTIFICATES AND WILL CAUSE
GREATER RISKS OF LOSS THAN FIRST MORTGAGE LOAN

         To the extent specified in the related prospectus supplement, certain mortgage loans may be secured primarily by junior mortgages. In the case of liquidation, mortgage loans underlying the offered certificates are entitled to satisfaction from proceeds that remain from the sale of the related mortgaged property after the mortgage loans senior to those junior mortgage loans have been satisfied. If there are not sufficient funds to satisfy those junior mortgage loans and senior mortgage loans, the junior mortgage loan would suffer a loss and, accordingly, one or more classes of certificates would bear that loss. Therefore, any risks of deficiencies associated with first mortgage loans will be greater with respect to junior mortgage loans.

THE TYPE OF MORTGAGOR MAY ENTAIL RISK

         Mortgage loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of mortgage loans made to individuals. The mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

CREDIT SUPPORT IS LIMITED AND MAY NOT BE SUFFICIENT TO PREVENT LOSS ON YOUR
OFFERED CERTIFICATES

         The prospectus supplement for a series of certificates will describe any credit support provided for that series. Any use of credit support will be subject to the conditions and limitations described in this prospectus and in the related prospectus supplement, and may not cover all potential losses or risks. For example, it may or may not cover fraud or negligence by a mortgage loan originator or other parties.

         A series of certificates may include one or more classes of subordinate certificates, if so provided in the related prospectus supplement. Although subordination is intended to reduce the risk to holders of senior certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances described in the related prospectus supplement. In addition, if principal payments on one or more classes of certificates of a series are made in a specified order or priority, any limits with respect to the aggregate amount of claims under any related credit support may be exhausted before the principal of the later paid classes of certificates of that series has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the mortgage assets may fall primarily upon those subordinate classes of certificates. Moreover, if a form of credit support covers more than one series of certificates, holders of certificates of one series will be subject to the risk that the credit support will be exhausted by the claims of the holders of certificates of one or more other series.

         The amount of any applicable credit support for one or more classes of offered certificates, including the subordination of one or more other classes of certificates, will be determined on the basis of criteria established by each rating agency rating those classes of certificates. Such criteria will be based on a assumed level of defaults, delinquencies

                                       22

and losses on the underlying mortgage assets and certain other factors. However, we cannot assure you that the default, delinquency or loss experience on the related mortgage assets will not exceed the assumed levels. See "--The Nature of
Ratings Are Limited and Will Not Guarantee that You Will Receive Any Projected
Return on Your Offered Certificates" above and "Description of the Certificates"
and "Description of Credit Support" in this prospectus.

THE ENFORCEABILITY OF SOME PROVISIONS IN THE MORTGAGE LOANS UNDERLYING YOUR
OFFERED CERTIFICATES MAY BE CHALLENGED

         Cross-Collateralization Arrangements. It may be possible to challenge cross-collateralization arrangements involving more than one borrower as a fraudulent conveyance, even if the borrowers are related. If one of those borrowers were to become a debtor in a bankruptcy case, creditors of the bankrupt party or the representative of the bankruptcy estate of the bankrupt party could seek to have the bankruptcy court avoid any lien granted by the bankrupt party to secure repayment of another borrower's loan. In order to do so, the court would have to determine that--

         o     the bankrupt party--

               1. was insolvent at the time of granting the lien,

               2. was rendered insolvent by the granting of the lien,

               3. was left with inadequate capital, or

               4. was not able to pay its debts as they matured; and

         o     the bankrupt party did not, when it allowed its property to be encumbered by a lien securing the other borrower's loan, receive fair consideration or reasonably equivalent value for pledging its property for the equal benefit of the other borrower.

If the court were to conclude that the granting of the lien was an avoidable fraudulent conveyance, it could nullify the lien or security instrument effecting the cross-collateralization. The court could also allow the bankrupt party to recover payments it made under the avoided cross-collateralization.

         Prepayment Premiums, Fees and Charges. Under the laws of a number of states, the enforceability of any mortgage loan provisions that require payment of a prepayment premium, fee or charge upon an involuntary prepayment, is unclear. If those provisions were unenforceable, borrowers would have an incentive to default in order to prepay their loans.

         Due-on-Sale and Debt Acceleration Clauses. Some or all of the mortgage loans included in one of our trusts may contain a due-on-sale clause, which permits the lender, with some exceptions, to accelerate the maturity of the mortgage loan upon the sale, transfer or conveyance of--

         o     the related real property; or

         o     a majority ownership interest in the related borrower.

         We anticipate that all of the mortgage loans included in one of our trusts will contain some form of debt-acceleration clause, which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults by the related borrower.

         The courts of all states will enforce acceleration clauses in the event of a material payment default. The equity courts of any state, however, may refuse to allow the foreclosure of a mortgage, deed of trust or other security instrument or to permit the acceleration of the indebtedness if--

         o     the default is deemed to be immaterial;

         o     the exercise of those remedies would be inequitable or unjust; or

         o     the circumstances would render the acceleration unconscionable.

                                       23

         Assignments of Leases. Some or all of the mortgage loans included in one of our trusts may be secured by, among other things, an assignment of leases and rents. Under that document, the related borrower will assign its right, title and interest as landlord under the leases on the related real property and the income derived from those leases to the lender as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. In the event the borrower defaults, the license terminates and the lender is entitled to collect rents. In some cases, those assignments may not be perfected as security interests prior to actual possession of the cash flow. Accordingly, state law may require that the lender take possession of the property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, the commencement of bankruptcy or similar proceedings by or with respect to the borrower will adversely affect the lender's ability to collect the rents. See "Legal Aspects of Mortgage
Loans--Bankruptcy Laws."

         Defeasance. A mortgage loan underlying a series of offered certificates may permit the related borrower, during the periods specified and subject to the conditions set forth in the loan, to pledge to the holder of the mortgage loan a specified amount of direct, non-callable United States government securities and thereby obtain a release of the related mortgaged property. The cash amount which a borrower must expend to purchase, or must deliver to a master servicer in order for the master servicer to purchase, the required United States government securities may be in excess of the principal balance of the mortgage loan. A court could interpret that excess amount as a form of prepayment premium or could take it into account for usury purposes. In some states, some forms of prepayment premiums are unenforceable. If the payment of that excess amount were held to be unenforceable, the remaining portion of the cash amount to be delivered may be insufficient to purchase the requisite amount of United States government securities.

CHANGES IN ZONING LAWS MAY ADVERSELY AFFECT THE USE OR VALUE OF A REAL PROPERTY

         Due to changes in zoning requirements since the construction thereof, an income-producing property may not comply with current zoning laws, including density, use, parking and set back requirements. Accordingly, the property may be a permitted non-conforming structure or the operation of the property may be a permitted non-conforming use. This means that the owner is not required to alter the property's structure or use to comply with the new law, but the owner may be limited in its ability to rebuild the premises "as is" in the event of a substantial casualty loss. This may adversely affect the cash flow available following the casualty. If a substantial casualty were to occur, insurance proceeds may not be sufficient to pay a mortgage loan secured by the property in full. In addition, if the property were repaired or restored in conformity with the current law, its value or revenue-producing potential may be less than that which existed before the casualty.

COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 MAY BE EXPENSIVE

         Under the Americans with Disabilities Act of 1990, all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. If a property does not currently comply with that Act, the owner of the non-conforming property may be required to incur significant costs in order to effect compliance with that Act. This will reduce the amount of cash flow available to cover other required maintenance and capital improvements and to pay debt service on the mortgage loan(s) that may encumber that property. There can be no assurance that the owner will have sufficient funds to cover the costs necessary to comply with that Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants.

LITIGATION MAY ADVERSELY AFFECT A BORROWER'S ABILITY TO REPAY ITS MORTGAGE LOAN

         The owner of a multifamily or commercial property may be a defendant in a litigation arising out of, among other things, the following--

         o     breach of contract involving a tenant, a supplier or other party;

         o     negligence resulting in a personal injury; or

         o     responsibility for an environmental problem.

         Litigation will divert the owner's attention from operating its property. If the litigation were decided adversely to the owner, the award to the plaintiff may adversely affect the owner's ability to repay a mortgage loan secured by the property.

                                       24

SPECIAL HAZARD LOSSES MAY CAUSE YOU TO SUFFER LOSSES ON YOUR OFFERED
CERTIFICATES

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of a property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in the related policy. Most insurance policies typically do not cover any physical damage resulting from, among other things--

         o     war;

         o     revolution;

         o     governmental actions;

         o     floods and other water-related causes;

         o     earth movement, including earthquakes, landslides and mudflows;

         o     wet or dry rot;

         o     vermin; and

         o     domestic animals.

         Unless the related mortgage loan documents specifically require the borrower to insure against physical damage arising from these causes, then the resulting losses may be borne by you as a holder of offered certificates.

ENVIRONMENTAL RISKS

         We cannot provide any assurance--

         o     as to the degree of environmental testing conducted at any of the real properties securing the mortgage loans that back your offered certificates;

         o     that the environmental testing conducted by or on behalf of the applicable originators or any other parties in connection with the origination of those mortgage loans or otherwise identified all adverse environmental conditions and risks at the related real properties;

         o     that the results of the environmental testing were accurately evaluated in all cases;

         o     that the related borrowers have implemented or will implement all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have
               conducted testing at the related real properties; or

         o     that the recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

         Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

         In addition, the current environmental condition of a real property securing a mortgage loan underlying your offered certificates could be adversely affected by--

         o     tenants at the property, such as gasoline stations or dry
               cleaners; or

                                       25

         o     conditions or operations in the vicinity of the property, such as leaking underground storage tanks at another property nearby.

         Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to the property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, there are laws that impose liability for release of asbestos containing materials into the air or require the removal or containment of the materials.
The owner's liability for any required remediation generally is unlimited and could exceed the value of the property and/or the total assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to remediate the adverse environmental condition, may adversely affect the owner's or operator's ability to use the affected property. In some states, contamination of a property may give rise to a lien on the property to ensure the costs of cleanup. Depending on the state, this lien may have priority over the lien of an existing mortgage, deed of trust or other security instrument. In addition, third parties may seek recovery from owners or operators of real property for personal injury associated with exposure to hazardous substances, including asbestos and lead-based paint. Persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of removal or remediation of the substances at the disposal or treatment facility.

         The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, as well as other federal and state laws, provide that a secured lender, such as one of our trusts, may be liable as an
"owner" or "operator" of the real property, regardless of whether the borrower or a previous owner caused the environmental damage, if--

         o     agents or employees of the lender are deemed to have participated in the management of the borrower; or

         o     the lender actually takes possession of a borrower's property or control of its day-to-day operations, including through the appointment of a receiver or foreclosure.

         Although recently enacted legislation clarifies the activities in which a lender may engage without becoming subject to liability under the federal
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended, and similar federal laws, that legislation has no applicability to state environmental laws. Moreover, future laws, ordinances or regulations could impose material environmental liability.

         Federal law requires owners of residential housing constructed prior to
1978 to disclose to potential residents or purchasers--

         o     any condition on the property that causes exposure to lead-based paint; and

         o     the potential hazards to pregnant women and young children, including that the ingestion of lead-based paint chips and/or the inhalation of dust particles from lead-based paint by children can cause permanent injury, even at low levels of exposure.

         Property owners may be liable for injuries to their tenants resulting from exposure under various laws that impose affirmative obligations on property owners of residential housing containing lead-based paint.

DELINQUENT MORTGAGE LOANS MAY UNDERLIE YOUR OFFERED CERTIFICATES AND ADVERSELY
AFFECT THE YIELD ON YOUR OFFERED CERTIFICATES

         The related prospectus supplement may provide that certain delinquent mortgage loans underlie a series of offered certificates. Unless the related prospectus supplement provides otherwise, the special servicer may service these mortgage loans. The same entity may act as both master servicer and special servicer. Any credit enhancement provided with respect to a particular series of certificates may not cover all losses related to delinquent mortgage loans, and you should consider the risk that the inclusion of delinquent mortgage loans in the trust may adversely affect the rate of defaults and prepayments on the mortgage loans and accordingly the yield on your certificates.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES REGARDING RESIDUAL CERTIFICATES

         Inclusion of Taxable Income in Excess of Cash Received. If you own a
certificate that is a residual interest in a real estate mortgage investment conduit, or REMIC, for federal income tax purposes, you will have to report on your income tax

                                       26

return as ordinary income your pro rata share of the taxable income of that
REMIC, regardless of the amount or timing of your possible receipt of any cash on the certificate. As a result, your offered certificate may have phantom income early in the term of the REMIC because the taxable income from the certificate may exceed the amount of economic income, if any, attributable to the certificate. While you will have a corresponding amount of tax losses later in the term of the REMIC, the present value of the phantom income may significantly exceed the present value of the tax losses. Therefore, the after-tax yield on any REMIC residual certificate may be significantly less than that of a corporate bond or other instrument having similar cash flow characteristics. In fact, some offered certificates that are residual interests, may have a negative value.

         You will have to report your share of the taxable income and net loss of the REMIC until all the certificates in the related series have a principal balance of zero. See "Federal Income Tax Consequences--REMICs."

         Some Taxable Income of a Residual Interest Can Not Be Offset Under the
Internal Revenue Code of 1986. A portion of the taxable income from a REMIC residual certificate may be treated as excess inclusions under the Internal
Revenue Code of 1986. You will have to pay tax on the excess inclusions regardless of whether you have other credits, deductions or losses. In particular, the tax on excess inclusion--

         o     generally will not be reduced by losses from other activities;

         o     for a tax-exempt holder, will be treated as unrelated business taxable income; and

         o     for a foreign holder, will not qualify for any exemption from withholding tax.

         Individuals and Certain Entities Should Not Invest in REMIC Residual
Certificates. The fees and non-interest expenses of a REMIC will be allocated pro rata to certificates that are residual interests in the REMIC. However, individuals will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the
Internal Revenue Code of 1986. Therefore, the certificates that are residual interests generally are not appropriate investments for--

         o     individuals;

         o     estates;

         o     trusts beneficially owned by any individual or estate; and

         o     pass-through entities having any individual, estate or trust as a shareholder, member or partner.

         Transfer Limitations. In addition, the REMIC residual certificates will be subject to numerous transfer restrictions. These restrictions will reduce your ability to liquidate a REMIC residual certificate. For example, unless we indicate otherwise in the related prospectus supplement, you will not be able to transfer a REMIC residual certificate to a foreign person under the Internal
Revenue Code of 1986 or to partnerships that have any non-United States persons as partners.

         See "Federal Income Tax Consequences--REMICs--Taxation of Owners of
REMIC Residual Certificates."

BORROWER BANKRUPTCY PROCEEDINGS CAN DELAY AND IMPAIR RECOVERY ON A MORTGAGE LOAN
UNDERLYING YOUR OFFERED CERTIFICATES

         Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of a real property owned by that borrower, as well as the commencement or continuation of a foreclosure action.

         In addition, if a court determines that the value of a real property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then-value of the property.
This would make the lender a general unsecured creditor for the difference between the then-value of the property and the amount of its outstanding mortgage indebtedness.

                                       27

         A bankruptcy court also may--

         o     grant a debtor a reasonable time to cure a payment default on a mortgage loan;

         o     reduce monthly payments due under a mortgage loan;

         o     change the rate of interest due on a mortgage loan; or

         o     otherwise alter a mortgage loan's repayment schedule.

         Furthermore, the borrower, as debtor-in-possession, or its bankruptcy trustee has special powers to avoid, subordinate or disallow debts. In some circumstances, the claims of a secured lender, such as one of our trusts, may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

         Under the U.S. Bankruptcy Code, a lender will be stayed from enforcing a borrower's assignment of rents and leases. The U.S. Bankruptcy Code also may interfere with a lender's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by borrower to maintain its property or for other court authorized expenses.

         As a result of the foregoing, the related trust's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the total amount ultimately collected may be substantially less than the amount owed.

TAXES ON FORECLOSURE PROPERTY WILL REDUCE AMOUNTS AVAILABLE TO MAKE PAYMENTS ON
THE OFFERED CERTIFICATES

         One of our trusts may be designated, in whole or in part, as a real estate mortgage investment conduit for federal income tax purposes. If that trust acquires a real property through a foreclosure or deed in lieu of foreclosure, then the related special servicer may be required to retain an independent contractor to operate and manage the property. Receipt of the following types of income on that property will subject the trust to federal, and possibly state or local, tax on that income at the highest marginal corporate tax rate--

         o     any net income from that operation and management that does not consist of qualifying rents from real property within the meaning of Section 856(d) of the Internal Revenue Code of 1986; and

         o     any rental income based on the net profits of a tenant or
               sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved.

These taxes would reduce the net proceeds available for payment with respect to the related offered certificates.

BOOK-ENTRY REGISTRATION MAY LIMIT YOUR ABILITY TO EXERCISE YOUR RIGHTS, PROVIDE
ONLY LIMITED INFORMATION, AND AFFECT PAYMENT AND TRANSFERABILITY OF YOUR OFFERED
CERTIFICATES

         Your offered certificates may be issued in book-entry form through the facilities of the Depository Trust Company. As a result--

         o     you will be able to exercise your rights as a certificateholder only indirectly through the Depository Trust Company and its participating organizations;

         o     you may have only limited access to information regarding your offered certificates;

         o     you may suffer delays in the receipt of payments on your offered certificates; and

         o     your ability to pledge or otherwise take action with respect to your offered certificates may be limited due to the lack of a physical certificate evidencing your ownership of those
               certificates.

         See "Description of the Certificates--Book-Entry Registration."

                                       28

POTENTIAL CONFLICTS OF INTEREST CAN AFFECT A PERSON'S PERFORMANCE

         The master servicer or special servicer for one of our trusts, or any of their respective affiliates, may purchase certificates evidencing interests in that trust.

         In addition, the master servicer or special servicer for one of our trusts, or any of their respective affiliates, may have interests in, or other financial relationships with, borrowers under the related mortgage loans.

         In servicing the mortgage loans in any of our trusts, the related master servicer and special servicer will each be required to observe the terms of the governing document(s) for the related series of offered certificates and, in particular, to act in accordance with the servicing standard described in the related prospectus supplement. You should consider, however, that either of these parties, if it or an affiliate owns certificates, or has financial interests in or other financial dealings with any of the related borrowers, may have interests when dealing with the mortgage loans underlying your offered certificates that are in conflict with your interests. For example, if the related special servicer owns any certificates, it could seek to mitigate the potential loss on its certificates from a troubled mortgage loan by delaying enforcement in the hope of realizing greater proceeds in the future. However, this action by a special servicer could result a lower recovery to the related trust than would have been the case if the special servicer had not delayed in taking enforcement action.

         Furthermore, the master servicer or special servicer for any of our trusts may service existing and new loans for third parties, including portfolios of loans similar to the mortgage loans included in that trust. The properties securing these other loans may be in the same markets as and compete with the properties securing mortgage loans in our trust. Accordingly, that master servicer or special servicer may be acting on behalf of parties with conflicting interests.

                    CAPITALIZED TERMS USED IN THIS PROSPECTUS

         From time to time we use capitalized terms in this prospectus. Each of those capitalized terms will have the meaning assigned to it in the "Glossary"
attached to this prospectus.

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         We were incorporated in Delaware on December 31, 1985. We were organized, among other things, for the purpose of serving as a private secondary mortgage market conduit.

         We are a wholly-owned subsidiary of Credit Suisse First Boston
Management Corporation, who is a wholly-owned subsidiary of Credit Suisse First
Boston, Inc. Our principal executive offices are located at Eleven Madison
Avenue, New York, New York 10010. Our telephone number is 212-325-2000.

         We do not have, and do not expect to have in the future, any significant assets.

         Neither we nor any of our affiliates will guarantee any of the mortgage assets included in one of our trusts. Furthermore, unless we indicate otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure any of those mortgage assets.

                                 USE OF PROCEEDS

         Unless otherwise specified in the related prospectus supplement, the net proceeds to be received from the sale of the offered certificates of any series will be applied by us to the purchase of assets for the related trust or will be used by us to cover expenses related to that purchase and the issuance of those certificates. You may review a breakdown of the estimated expenses of issuing and distributing the certificates in Part II, Item 14 of the registration statement of which this prospectus forms a part. See "Available
Information; Incorporation by Reference" for information concerning obtaining a copy of the registration statement. Also see "Underwriting" in the related prospectus supplement for information concerning the proceeds to us from the sale of the particular offered certificates. We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

         We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

                                       29

                         DESCRIPTION OF THE TRUST ASSETS

GENERAL

         We will be responsible for establishing the trust underlying each series of offered certificates. The assets of the trust will primarily consist of--

         o     various types of multifamily and/or commercial mortgage loans;

         o     mortgage participations, pass-through certificates,
               collateralized mortgage obligations or other mortgage-backed securities that directly or indirectly evidence interests in, or are secured by pledges of, one or more of various types of multifamily and/or commercial mortgage loans; or

         o     a combination of mortgage loans and mortgage-backed securities of the types described above.

         We do not originate mortgage loans. Accordingly, we must acquire each of the mortgage loans to be included in one of our trusts from the originator or a subsequent assignee. In some cases, that originator or subsequent assignee will be one of our affiliates.

         Unless we indicate otherwise in the related prospectus supplement, we will acquire, directly or through one of our affiliates, in the secondary market, any mortgage-backed security to be included in one of our trusts.

MORTGAGE LOANS

         General. Each mortgage loan underlying the offered certificates will constitute the obligation of one or more persons to repay a debt. That obligation will be evidenced by a promissory note or bond. In addition, that obligation will be secured by a mortgage, deed of trust or other security instrument that creates a first or junior lien on, or security interest in, an interest in one or more of the following types of real property--

         o     rental or cooperatively-owned buildings with multiple dwelling units;

         o     retail properties related to the sale of consumer goods and other products to the general public, such as shopping centers, malls, factory outlet centers, automotive sales centers, department stores and other retail stores, grocery stores, specialty shops, convenience stores and gas stations;

         o     retail properties related to providing entertainment,
               recreational and personal services to the general public, such as movie theaters, fitness centers, bowling alleys, salons, dry cleaners and automotive service centers;

         o     office properties;

         o     hospitality properties, such as hotels, motels and other lodging facilities;

         o     casino properties;

         o     health care-related properties, such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and, in some cases, assisted living centers and senior housing;

         o     industrial properties;

         o     warehouse facilities, mini-warehouse facilities and self-storage facilities;

         o     restaurants, taverns and other establishments involved in the food and beverage industry;

         o     manufactured housing communities, mobile home parks and
               recreational vehicle parks;

                                       30

         o     recreational and resort properties, such as recreational vehicle parks, golf courses, marinas, ski resorts and amusement parks;

         o     arenas and stadiums;

         o     churches and other religious facilities;

         o     parking lots and garages;

         o     mixed use properties;

         o     other income-producing properties; and

         o     unimproved land.

         The real property interests that may be encumbered in order to secure a mortgage loan underlying your offered certificates, include--

         o     a fee interest or estate, which consists of ownership of the property for an indefinite period;

         o     an estate for years, which consists of ownership of the property for a specified period of years;

         o     a leasehold interest or estate, which consists of a right to occupy and use the property for a specified period of years, subject to the terms and conditions of a lease;

         o     shares in a cooperative corporation which owns the property; or

         o     any other real estate interest under applicable local law.

Any of these real property interests may be subject to deed restrictions, easements, rights of way and other matters of public record with respect to the related property. In addition, the use of, and improvements that may be constructed on, any particular real property will, in most cases, be subject to zoning laws and other legal restrictions.

         Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United
States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

         If we so indicate in the related prospectus supplement, one or more of the mortgage loans underlying a series of offered certificates may be secured by a junior lien on the related real property. However, the loan or loans secured by the more senior liens on that property may not be included in the related trust. The primary risk to the holder of a mortgage loan secured by a junior lien on a real property is the possibility that the foreclosure proceeds remaining after payment of the loans secured by more senior liens on that property will be insufficient to pay the junior loan in full. In a foreclosure proceeding, the sale proceeds are applied--

         o     first, to the payment of court costs and fees in connection with the foreclosure;

         o     second, to the payment of real estate taxes; and

         o     third, to the payment of any and all principal, interest,
               prepayment or acceleration penalties, and other amounts owing to the holder of the senior loans.

The claims of the holders of the senior loans must be satisfied in full before the holder of the junior loan receives any payments with respect to the junior loan. If a lender forecloses on a junior loan, it does so subject to any related senior loans.

                                       31

         If we so indicate in the related prospectus supplement, the mortgage loans underlying a series of offered certificates may be delinquent as of the date the certificates are initially issued. In those cases, we will describe in the related prospectus supplement--

         o     the period of the delinquency;

         o     any forbearance arrangement then in effect;

         o     the condition of the related real property; and

         o     the ability of the related real property to generate income to service the mortgage debt.

We will not, however, transfer any mortgage loan to a trust if we know that the mortgage loan is, at the time of transfer, more than 90 days delinquent with respect to any scheduled payment of principal or interest or in foreclosure.

         Various Types of Multifamily and Commercial Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates. The mortgage loans underlying a series of offered certificates may be secured by numerous types of multifamily and commercial properties. As we discuss below under "--Mortgage
Loans--Default and Loss Considerations with Respect to Commercial and
Multifamily Mortgage Loans," the adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. Set forth below is a discussion of some of the various factors that may affect the value and operations of the indicated types of multifamily and commercial properties.

         Multifamily Rental Properties. Factors affecting the value and operation of a multifamily rental property include--

         o     the physical attributes of the property, such as its age,
               appearance, amenities and construction quality;

         o     the types of services offered at the property;

         o     the location of the property;

         o     the characteristics of the surrounding neighborhood, which may change over time;

         o     the rents charged for dwelling units at the property relative to the rents charged for comparable units at competing properties;

         o     the ability of management to provide adequate maintenance and insurance;

         o     the property's reputation;

         o     the level of mortgage interest rates, which may encourage tenants to purchase rather than lease housing;

         o     the existence or construction of competing or alternative
               residential properties, including other apartment buildings and complexes, manufactured housing communities, mobile home parks and single-family housing;

         o     the ability of management to respond to competition;

         o     the tenant mix and whether the property is primarily occupied by workers from a particular company or type of business, personnel from a local military base or students;

         o     adverse local, regional or national economic conditions, which may limit the amount that may be charged for rents and may result in a reduction in timely rent payments or a reduction in
               occupancy levels;

                                       32

         o     state and local regulations, which may affect the property owner's ability to increase rent to the market rent for an equivalent apartment;

         o     the extent to which the property is subject to land use
               restrictive covenants or contractual covenants that require that units be rented to low income tenants;

         o     the extent to which the cost of operating the property, including the cost of utilities and the cost of required capital
               expenditures, may increase; and

         o     the extent to which increases in operating costs may be passed through to tenants.

         Because units in a multifamily rental property are leased to individuals, usually for no more than a year, the property is likely to respond relatively quickly to a downturn in the local economy or to the closing of a major employer in the area.

         Some states regulate the relationship of an owner and its tenants at a multifamily rental property. Among other things, these states may--

         o     require written leases;

         o     require good cause for eviction;

         o     require disclosure of fees;

         o     prohibit unreasonable rules;

         o     prohibit retaliatory evictions;

         o     prohibit restrictions on a resident's choice of unit vendors;

         o     limit the bases on which a landlord may increase rent; or

         o     prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

         Apartment building owners have been the subject of suits under state
Unfair and Deceptive Practices Acts and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices.

         Some counties and municipalities also impose rent control regulations on apartment buildings. These regulations may limit rent increases to--

         o     fixed percentages;

         o     percentages of increases in the consumer price index;

         o     increases set or approved by a governmental agency; or

         o     increases determined through mediation or binding arbitration.

         In many cases, the rent control laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a landlord's ability to raise rents at a multifamily rental property may impair the landlord's ability to repay a mortgage loan secured by the property or to meet operating costs.

         Some multifamily rental properties are subject to land use restrictive covenants or contractual covenants in favor of federal or state housing agencies. These covenants generally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the area or region. These covenants may limit the potential rental rates that may be charged at a multifamily rental property, the potential tenant base for the property

                                       33

or both. An owner may subject a multifamily rental property to these covenants in exchange for tax credits or rent subsidies. When the credits or subsidies cease, net operating income will decline.

         Some mortgage loans underlying the offered certificates will be secured by--

         o     the related borrower's interest in multiple units in a
               residential condominium project; and

         o     the related voting rights in the owners' association for the project.

Due to the nature of condominiums, a default on any of those mortgage loans will not allow the related special servicer the same flexibility in realizing on the real property collateral as is generally available with respect to multifamily rental properties that are not condominiums. The rights of other unit owners, the governing documents of the owners' association and the state and local laws applicable to condominiums must be considered and respected. Consequently, servicing and realizing upon the collateral for those mortgage loans could subject the related trust to greater delay, expense and risk than a loan secured by a multifamily rental property that is not a condominium.

         Cooperatively-Owned Apartment Buildings. Some multifamily properties are owned or leased by cooperative corporations. In general, each shareholder in the corporation is entitled to occupy a particular apartment unit under a long-term proprietary lease or occupancy agreement.

         A tenant/shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation. The monthly maintenance payment represents a tenant/shareholder's pro rata share of the corporation's--

         o     mortgage loan payments;

         o     real property taxes;

         o     maintenance expenses; and

         o     other capital and ordinary expenses of the property.

These monthly maintenance payments are in addition to any payments of principal and interest the tenant/shareholder must make on any loans of the tenant/shareholder secured by its shares in the corporation.

         A cooperative corporation is directly responsible for building maintenance and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by, and to pay all other operating expenses of, the cooperatively owned property depends primarily upon the receipt of--

         o     maintenance payments from the tenant/shareholders; and

         o     any rental income from units or commercial space that the
               cooperative corporation might control.

         A cooperative corporation may have to impose special assessments on the tenant/shareholders in order to pay unanticipated expenditures. Accordingly, a cooperative corporation is highly dependent on the financial well being of its tenant/shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the cooperatively owned property depends primarily on its ability to refinance the property.

         In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor. The current tenants have a specified period to subscribe at prices discounted from the prices to be offered to the public after that period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. In general the sponsor controls the corporation's board of directors and management for a limited period of time. If the sponsor holds the shares allocated to a large number of apartment units, the lender on a mortgage loan secured by a cooperatively owned property may be adversely affected by a decline in the creditworthiness of the sponsor.

                                       34

         Many cooperative conversion plans are non-eviction plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in its apartment unit as a subtenant from the owner of the shares allocated to that unit. Any applicable rent control or rent stabilization laws would continue to be applicable to the subtenancy. In addition, the subtenant may be entitled to renew its lease for an indefinite number of years with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The owner/shareholder is responsible for the maintenance payments to the cooperative corporation without regard to whether it receives rent from the subtenant or whether the rent payments are lower than maintenance payments on the unit.
Newly-formed cooperative corporations typically have the greatest concentration of non-tenant/shareholders.

         Retail Properties. The term "retail property" encompasses a broad range of properties at which businesses sell consumer goods and other products and provide various entertainment, recreational or personal services to the general public. Some examples of retail properties include--

         o     shopping centers;

         o     factory outlet centers;

         o     malls;

         o     automotive sales and service centers;

         o     consumer oriented businesses;

         o     department stores;

         o     grocery stores;

         o     convenience stores;

         o     specialty shops;

         o     gas stations;

         o     movie theaters;

         o     fitness centers;

         o     bowling alleys;

         o     salons; and

         o     dry cleaners.

         Unless owner occupied, retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Therefore, it is important for the owner of a retail property to attract and keep tenants, particularly significant tenants, that are able to meet their lease obligations. In order to attract tenants, the owner of a retail property may be required--

         o     to lower rents;

         o     to grant a potential tenant a free rent or reduced rent period;

         o     to improve the condition of the property generally; or

         o     to make at its own expense, or grant a rent abatement to cover, tenant improvements for a potential tenant.

                                       35

         A prospective tenant will also be interested in the number and type of customers that it will be able to attract at a particular retail property. The ability of a tenant at a particular retail property to attract customers will be affected by a number of factors related to the property and the surrounding area, including--

         o     competition from other retail properties;

         o     perceptions regarding the safety, convenience and attractiveness of the property;

         o     perceptions regarding the safety of the surrounding area;

         o     demographics of the surrounding area;

         o     the strength and stability of the local, regional and national economies;

         o     traffic patterns and access to major thoroughfares;

         o     the visibility of the property;

         o     availability of parking;

         o     the particular mixture of the goods and services offered at the property;

         o     customer tastes, preferences and spending patterns; and

         o     the drawing power of other tenants.

         The success of a retail property is often dependent on the success of its tenants' businesses. A significant component of the total rent paid by tenants of retail properties is often tied to a percentage of gross sales or revenues. Declines in sales or revenues of the tenants will likely cause a corresponding decline in percentage rents and/or impair the tenants' ability to pay their rent or other occupancy costs. A default by a tenant under its lease could result in delays and costs in enforcing the landlord's rights. Retail properties would be directly and adversely affected by a decline in the local economy and reduced consumer spending.

         Repayment of a mortgage loan secured by a retail property will be affected by the expiration of space leases at the property and the ability of the borrower to renew or relet the space on comparable terms. Even if vacant space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, may be substantial and could reduce cash flow from a retail property.

         The presence or absence of an anchor tenant in a multi-tenanted retail property can be important. Anchor tenants play a key role in generating customer traffic and making the center desirable for other tenants. An anchor tenant is, in general, a retail tenant whose space is substantially larger in size than that of other tenants at the same retail property and whose operation is vital in attracting customers to the property. At some retail properties, the anchor tenant owns the space it occupies. In those cases where the property owner does not control the space occupied by the anchor tenant, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as granting concessions to retain an anchor tenant or removing an ineffective anchor tenant. In some cases, an anchor tenant may cease to operate at the property, thereby leaving its space unoccupied even though it continues to own or pay rent on the vacant space. If an anchor tenant ceases operations at a retail property, other tenants at the property may be entitled to terminate their leases prior to the scheduled termination date or to pay rent at a reduced rate for the remaining term of the lease.

         Various factors will adversely affect the economic performance of an anchored retail property, including--

         o     an anchor tenant's failure to renew its lease;

         o     termination of an anchor tenant's lease;

         o     the bankruptcy or economic decline of an anchor tenant or a self-owned anchor;

                                       36

         o     the cessation of the business of a self-owned anchor or of an anchor tenant, notwithstanding its continued ownership of the previously occupied space or its continued payment of rent, as the case may be; or

         o     a loss of an anchor tenant's ability to attract shoppers.

         Retail properties may also face competition from sources outside a given real estate market or with lower operating costs. For example, all of the following compete with more traditional department stores and specialty shops for consumer dollars--

         o     factory outlet centers;

         o     discount shopping centers and clubs;

         o     catalogue retailers;

         o     television shopping networks and programs;

         o     internet web sites; and

         o     telemarketing.

         Similarly, home movie rentals and pay-per-view movies provide alternate sources of entertainment to movie theaters. Continued growth of these alternative retail outlets and entertainment sources, which are often characterized by lower operating costs, could adversely affect the rents collectible at retail properties.

         Gas stations, automotive sales and service centers and dry cleaners also pose unique environmental risks because of the nature of their businesses and the types of products used or sold in those businesses.

         Office Properties. Factors affecting the value and operation of an office property include--

         o     the number and quality of the tenants, particularly significant tenants, at the property;

         o     the physical attributes of the building in relation to competing buildings;

         o     the location of the property with respect to the central business district or population centers;

         o     demographic trends within the metropolitan area to move away from or towards the central business district;

         o     social trends combined with space management trends, which may change towards options such as telecommuting or hoteling to satisfy space needs;

         o     tax incentives offered to businesses or property owners by cities or suburbs adjacent to or near where the building is located;

         o     local competitive conditions, such as the supply of office space or the existence or construction of new competitive office buildings;

         o     the quality and philosophy of building management;

         o     access to mass transportation; and

         o     changes in zoning laws.

                                       37

         Office properties may be adversely affected by an economic decline in the business operated by their tenants. The risk associated with that economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

         Office properties are also subject to competition with other office properties in the same market. Competitive factors affecting an office property include--

         o     rental rates;

         o     the building's age, condition and design, including floor sizes and layout;

         o     access to public transportation and availability of parking; and

         o     amenities offered to its tenants, including sophisticated
               building systems, such as fiber optic cables, satellite
               communications or other basic building technological features.

         The cost of refitting office space for a new tenant is often higher than for other property types.

         The success of an office property also depends on the local economy.
Factors influencing a company's decision to locate in a given area include--

         o     the cost and quality of labor;

         o     tax incentives; and

         o     quality of life matters, such as schools and cultural amenities.

         The strength and stability of the local or regional economy will affect an office property's ability to attract stable tenants on a consistent basis. A central business district may have a substantially different economy from that of a suburb.

         Hospitality Properties. Hospitality properties may involve different types of hotels and motels, including--

         o     full service hotels;

         o     resort hotels with many amenities;

         o     limited service hotels;

         o     hotels and motels associated with national or regional franchise chains;

         o     hotels that are not affiliated with any franchise chain but may have their own brand identity; and

         o     other lodging facilities.

         Factors affecting the economic performance of a hospitality property include--

         o     the location of the property and its proximity to major
               population centers or attractions;

         o     the seasonal nature of business at the property;

         o     the level of room rates relative to those charged by competitors;

         o     quality and perception of the franchise affiliation;

                                       38

         o     economic conditions, either local, regional or national, which may limit the amount that can be charged for a room and may result in a reduction in occupancy levels;

         o     the existence or construction of competing hospitality
               properties;

         o     nature and quality of the services and facilities;

         o     financial strength and capabilities of the owner and operator;

         o     the need for continuing expenditures for modernizing,
               refurbishing and maintaining existing facilities;

         o     increases in operating costs, which may not be offset by
               increased room rates;

         o     the property's dependence on business and commercial travelers and tourism; and

         o     changes in travel patterns caused by changes in access, energy prices, labor strikes, relocation of highways, the reconstruction of additional highways or other factors.

         Because limited service hotels and motels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of these hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because rooms at hospitality properties are generally rented for short periods of time, hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other types of commercial properties. Additionally, the revenues of some hospitality properties, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature.

         Hospitality properties may be operated under franchise agreements. The continuation of a franchise is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hospitality property to maintain those standards or adhere to those other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of capital expenditures that the owner of the hospitality property determines are too expensive or are otherwise unwarranted in light of the operating results or prospects of the property. In that event, the owner of the hospitality property may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the owner of the hospitality property may seek to obtain a suitable replacement franchise or to operate property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or value of the hospitality property because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

         The viability of any hospitality property that is a franchise of a national or a regional hotel or motel chain is dependent upon--

         o     the continued existence and financial strength of the franchisor;

         o     the public perception of the franchise service mark; and

         o     the duration of the franchise licensing agreement.

         The transferability of franchise license agreements may be restricted.
The consent of the franchisor would be required for the continued use of the franchise license by the hospitality property following a foreclosure.
Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Further, in the event of a foreclosure on a hospitality property, the lender or other purchaser of the hospitality property may not be entitled to the rights under any associated liquor license. That party would be required to apply in its own right for a new liquor license.
There can be no assurance that a new license could be obtained or that it could be obtained promptly.

                                       39

         Casino Properties. Factors affecting the economic performance of a casino property include--

         o     location, including proximity to or easy access from major population centers;

         o     appearance;

         o     economic conditions, either local, regional or national, which may limit the amount of disposable income that potential patrons may have for gambling;

         o     the existence or construction of competing casinos;

         o     dependence on tourism; and

         o     local or state governmental regulation.

         Competition among major casinos may involve attracting patrons by--

         o     providing alternate forms of entertainment, such as performers and sporting events; and

         o     offering low-priced or free food and lodging.

         Casino owners may expend substantial sums to modernize, refurbish and maintain existing facilities.

         The ownership and operation of casino properties is often subject to local or state governmental regulation. A government agency or authority may have jurisdiction over or influence with respect to the foreclosure of a casino property or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays to a lender. Gaming licenses are not transferable, including in connection with a foreclosure. There can be no assurance that a lender or another purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to continue operating the foreclosed property as a casino.

         Any given state or municipality that currently allows legalized gambling could pass legislation banning it.

         The loss of a gaming license for any reason would have a material adverse effect on the value of a casino property.

         Health Care-Related Properties. Health-care related properties include--

         o     hospitals;

         o     skilled nursing facilities;

         o     nursing homes;

         o     congregate care facilities; and

         o     in some cases, assisted living centers and housing for seniors.

         Health care-related facilities, particularly nursing homes, may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to--

         o     statutory and regulatory changes;

         o     retroactive rate adjustments;

         o     administrative rulings;

                                       40

         o     policy interpretations;

         o     delays by fiscal intermediaries; and

         o     government funding restrictions.

All of the foregoing can adversely affect revenues from the operation a health care-related facility. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers. In addition, there are currently under consideration various proposals for national health care relief that could further limit these payments.

         Providers of long-term nursing care and other medical services are highly regulated by federal, state and local law. They are subject to numerous factors which can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations, including--

         o     federal and state licensing requirements;

         o     facility inspections;

         o     rate setting;

         o     reimbursement policies; and

         o     laws relating to the adequacy of medical care, distribution of pharmaceuticals, use of equipment, personnel operating policies and maintenance of and additions to facilities and services.

         Under applicable federal and state laws and regulations, Medicare and
Medicaid reimbursements generally may not be made to any person other than the provider who actually furnished the related material goods and services.
Accordingly, in the event of foreclosure on a health care-related facility, neither a lender nor other subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the property prior to foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that a lender or other purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals.
The lender or other purchaser may have to apply in its own right for those licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted.

         Health care-related facilities are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. Furthermore, transfers of health care-related facilities are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial properties.

         Industrial Properties. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slowdown in the economy. In addition, an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties.

         The value and operation of an industrial property depends on--

         o     location of the property, the desirability of which in a
               particular instance may depend on--

               1. availability of labor services,

               2. proximity to supply sources and customers, and

               3. accessibility to various modes of transportation and shipping, including railways, roadways, airline terminals and ports;

                                       41

         o     building design of the property, the desirability of which in a particular instance may depend on--

               1. ceiling heights,

               2. column spacing,

               3. number and depth of loading bays,

               4. divisibility,

               5. floor loading capacities,

               6. truck turning radius,

               7. overall functionality, and

               8. adaptability of the property, because industrial tenants often need space that is acceptable for highly specialized activities;
               and

         o     the quality and creditworthiness of individual tenants, because industrial properties frequently have higher tenant
               concentrations.

         Industrial properties are generally special purpose properties that could not be readily converted to general residential, retail or office use.
This will adversely affect their liquidation value.

         Warehouse, Mini-Warehouse and Self-Storage Facilities. Warehouse,
mini-warehouse and self-storage properties are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. In addition, it would require substantial capital expenditures to convert a warehouse, mini-warehouse or self-storage property to an alternative use. This will materially impair the liquidation value of the property if its operation for storage purposes becomes unprofitable due to decreased demand, competition, age of improvements or other factors.

         Successful operation of a warehouse, mini-warehouse or self-store property depends on--

         o     building design;

         o     location and visibility;

         o     tenant privacy;

         o     efficient access to the property;

         o     proximity to potential users, including apartment complexes or commercial users;

         o     services provided at the property, such as security;

         o     age and appearance of the improvements; and

         o     quality of management.

         Restaurants and Taverns. Factors affecting the economic viability of individual restaurants, taverns and other establishments that are part of the food and beverage service industry include--

         o     competition from facilities having businesses similar to a particular restaurant or tavern;

         o     perceptions by prospective customers of safety, convenience, services and attractiveness;

                                       42

         o     the cost, quality and availability of food and beverage products;

         o     negative publicity, resulting from instances of food
               contamination, food-borne illness and similar events;

         o     changes in demographics, consumer habits and traffic patterns;

         o     the ability to provide or contract for capable management; and

         o     retroactive changes to building codes, similar ordinances and other legal requirements.

         Adverse economic conditions, whether local, regional or national, may limit the amount that may be charged for food and beverages and the extent to which potential customers dine out. Because of the nature of the business, restaurants and taverns tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. Furthermore, the transferability of any operating, liquor and other licenses to an entity acquiring a bar or restaurant, either through purchase or foreclosure, is subject to local law requirements.

         The food and beverage service industry is highly competitive. The principal means of competition are--

         o     segment;

         o     product;

         o     price;

         o     value;

         o     quality;

         o     service;

         o     convenience;

         o     location; and

         o     the nature and condition of the restaurant facility.

         A restaurant or tavern operator competes with the operators of comparable establishments in the area in which its restaurant or tavern is located. Other restaurants could have--

         o     lower operating costs;

         o     more favorable locations;

         o     more effective marketing;

         o     more efficient operations; or

         o     better facilities.

         The location and condition of a particular restaurant or tavern will affect the number of customers and, to an extent, the prices that may be charged. The characteristics of an area or neighborhood in which a restaurant or tavern is located may change over time or in relation to competing facilities.
Also, the cleanliness and maintenance at a restaurant or tavern will affect its appeal to customers. In the case of a regionally- or nationally-known chain restaurant, there may be costly expenditures for renovation, refurbishment or expansion, regardless of its condition.

                                       43

         Factors affecting the success of a regionally- or nationally-known chain restaurant include--

         o     actions and omissions of any franchisor, including management practices that--

               1. adversely affect the nature of the business, or

               2. require renovation, refurbishment, expansion or other
               expenditures;

         o     the degree of support provided or arranged by the franchisor, including its franchisee organizations and third-party providers of products or services; and

         o     the bankruptcy or business discontinuation of the franchisor or any of its franchisee organizations or third-party providers.

         Chain restaurants may be operated under franchise agreements. Those agreements typically do not contain provisions protective of lenders. A borrower's rights as franchisee typically may be terminated without informing the lender, and the borrower may be precluded from competing with the franchisor upon termination. In addition, a lender that acquires title to a restaurant site through foreclosure or similar proceedings may be restricted in the use of the site or may be unable to succeed to the rights of the franchisee under the related franchise agreement. The transferability of a franchise may be subject to other restrictions. Also, federal and state franchise regulations may impose additional risk, including the risk that the transfer of a franchise acquired through foreclosure or similar proceedings may require registration with governmental authorities or disclosure to prospective transferees.

         Manufactured Housing Communities, Mobile Home Parks and Recreational
Vehicle Parks. Manufactured housing communities and mobile home parks consist of land that is divided into "spaces" or "home sites" that are primarily leased to owners of the individual mobile homes or other housing units. The home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the home, and landscaping. The land owner typically provides private roads within the park, common facilities and, in many cases, utilities.

         Due to relocation costs and, in some cases, demand for homesites, the value of a mobile home or other housing unit in place in a manufactured housing community or mobile home park is generally higher, and can be significantly higher, than the value of the same unit not placed in a manufactured housing community or mobile home park. As a result, a well-operated manufactured housing community or mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the home can be resold in place, rather than to allow the unit to be removed from the park. In general, the individual mobile homes and other housing units will not constitute collateral for a mortgage loan underlying a series of offered certificates.

         Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers, primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

         Factors affecting the successful operation of a manufactured housing community, mobile home park or recreational vehicle park include--

         o     the number of comparable competing properties in the local market;

         o     the age, appearance and reputation of the property;

         o     the quality of management; and

         o     the types of facilities and services it provides.

                                       44

         Manufactured housing communities and mobile home parks also compete against alternative forms of residential housing, including--

         o     multifamily rental properties;

         o     cooperatively-owned apartment buildings;

         o     condominium complexes; and

         o     single-family residential developments.

         Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, such as staying at a hotel at the beach.

         Manufactured housing communities, mobile home parks and recreational vehicle parks are special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect the liquidation value of the property if its operation as a manufactured housing community, mobile home park or recreational vehicle park, as the case may be, becomes unprofitable due to competition, age of the improvements or other factors.

         Some states regulate the relationship of an owner of a manufactured housing community or mobile home park and its tenants in a manner similar to the way they regulate the relationship between a landlord and tenant at a multifamily rental property. In addition, some states also regulate changes in the use of a manufactured housing community or mobile home park and require that the owner give written notice to its tenants a substantial period of time prior to the projected change.

         In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on manufactured housing communities and mobile home parks. These ordinances may limit rent increases to--

         o     fixed percentages;

         o     percentages of increases in the consumer price index;

         o     increases set or approved by a governmental agency; or

         o     increases determined through mediation or binding arbitration.

         In many cases, the rent control laws either do not permit vacancy decontrol or permit vacancy decontrol only in the relatively rare event that the mobile home or manufactured housing unit is removed from the homesite. Local authority to impose rent control on manufactured housing communities and mobile home parks is pre-empted by state law in some states and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control with respect to those tenants.

         Recreational and Resort Properties. Any mortgage loan underlying a series of offered certificates may be secured by a golf course, marina, ski resort, amusement park or other property used for recreational purposes or as a resort. Factors affecting the economic performance of a property of this type include--

         o     the location and appearance of the property;

         o     the appeal of the recreational activities offered;

         o     the existence or construction of competing properties, whether are not they offer the same activities;

         o     the need to make capital expenditures to maintain, refurbish, improve and/or expand facilities in order to attract potential patrons;

         o     geographic location and dependence on tourism;

                                       45

         o     changes in travel patterns caused by changes in energy prices, strikes, location of highways, construction of additional
               highways and similar factors;

         o     seasonality of the business, which may cause periodic
               fluctuations in operating revenues and expenses;

         o     sensitivity to weather and climate changes; and

         o     local, regional and national economic conditions.

         A marina or other recreational or resort property located next to water will also be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

         Because of the nature of the business, recreational and resort properties tend to respond to adverse economic conditions more quickly than do many other types of commercial properties.

         Recreational and resort properties are generally special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

         Arenas and Stadiums. The success of an arena or stadium generally depends on its ability to attract patrons to a variety of events, such as sporting events, musical events, theatrical events, animal shows, and circuses.
The ability to attract patrons is dependent on, among others, the following factors--

         o     the appeal of the particular event;

         o     the cost of admission;

         o     perceptions by prospective patrons of the safety, convenience, services and attractiveness of the arena or stadium;

         o     perceptions by prospective patrons of the safety of the
               surrounding area; and

         o     the alternative forms of entertainment available in the
               particular locale.

         In some cases, an arena's or stadium's success will depend on its ability to attract and keep a sporting team as a tenant. An arena or stadium may become unprofitable, or unacceptable to a tenant of that type, due to decreased attendance, competition and age of improvements. Often, substantial expenditures must be made to modernize, refurbish and/or maintain existing facilities.

         Arenas and stadiums are special purpose properties which cannot be readily convertible to alternative uses. This will adversely affect their liquidation value.

         Churches and Other Religious Facilities. Churches and other religious facilities generally depend on charitable donations to meet expenses and pay for maintenance and capital expenditures. The extent of those donations is dependent on the attendance at any particular religious facility and the extent to which attendees are prepared to make donations, which is influenced by a variety of social, political and economic factors. Donations may be adversely affected by economic conditions, whether local, regional or national. Religious facilities are special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

                                       46

         Parking Lots and Garages. The primary source of income for parking lots and garages is the rental fees charged for parking spaces. Factors affecting the success of a parking lot or garage include--

         o     the number of rentable parking spaces and rates charged;

         o     the location of the lot or garage and, in particular, its
               proximity to places where large numbers of people work, shop or live;

         o     the amount of alternative parking spaces in the area;

         o     the availability of mass transit; and

         o     the perceptions of the safety, convenience and services of the lot or garage.

         Unimproved Land. The value of unimproved land is largely a function of its potential use. This may depend on--

         o     its location;

         o     its size;

         o     the surrounding neighborhood; and

         o     local zoning laws.

         Default and Loss Considerations with Respect to Commercial and
Multifamily Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from mortgage loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon--

         o     the successful operation of the property; and

         o     its ability to generate income sufficient to make payments on the loan.

This is particularly true because most or all of the mortgage loans underlying the offered certificates will be nonrecourse loans.

         The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

         o     the amount of income derived or expected to be derived from the related real property for a twelve-month period that is available to pay debt service; to

         o     the annualized scheduled payments of principal and/or interest on the mortgage loan and any other senior loans that are secured by the related real property.

The amount described in the first bullet point of the preceding sentence is often a highly subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property. We will provide a more detailed discussion of its calculation in the related prospectus supplement.

         The cash flow generated by a multifamily or commercial property will generally fluctuate over time and may or may not be sufficient to--

         o     make the loan payments on the related mortgage loan;

         o     cover operating expenses; and

                                       47

         o     fund capital improvements at any given time.

         Operating revenues of a nonowner-occupied, income-producing property may be affected by the condition of the applicable real estate market and/or area economy. Properties leased, occupied or used on a short-term basis, such as--

         o     some health care-related facilities;

         o     hotels and motels;

         o     recreational vehicle parks; and

         o     mini-warehouse and self-storage facilities,

tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as--

         o     warehouses;

         o     retail stores;

         o     office buildings; and

         o     industrial facilities.

         Some commercial properties may be owner-occupied or leased to a small number of tenants. Accordingly, the operating revenues may depend substantially on the financial condition of the borrower or one or a few tenants. Mortgage loans secured by liens on owner-occupied and single tenant properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

         Increases in property operating expenses can increase the likelihood of a borrower default on a multifamily or commercial mortgage loan secured by the property. Increases in property operating expenses may result from--

         o     increases in energy costs and labor costs;

         o     increases in interest rates and real estate tax rates; and

         o     changes in governmental rules, regulations and fiscal policies.

         Some net leases of commercial properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, a net lease will result in stable net operating income to the borrower/landlord only if the lessee is able to pay the increased operating expense while also continuing to make rent payments.

         Lenders also look to the loan-to-value ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

         o     the then outstanding principal balance of the mortgage loan and any other senior loans that are secured by the related real property; to

         o     the estimated value of the related real property based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

                                       48

         A low loan-to-value ratio means the borrower has a large amount of its own equity in the multifamily or commercial property that secures its loan. In these circumstances--

         o     the borrower has a greater incentive to perform under the terms of the related mortgage loan in order to protect that equity; and

         o     the lender has greater protection against loss on liquidation following a borrower default.

         Loan-to-value ratios are not necessarily an accurate measure of the likelihood of liquidation loss in a pool of multifamily and commercial mortgage loans. For example, the value of a multifamily or commercial property as of the date of initial issuance of a series of offered certificates may be less than the estimated value determined at loan origination. The value of any real property, in particular a multifamily or commercial property, will likely fluctuate from time to time. Moreover, even a current appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on--

         o     the market comparison method, which takes into account the recent resale value of comparable properties at the date of the
               appraisal;

         o     the cost replacement method, which takes into account the cost of replacing the property at the date of the appraisal;

         o     the income capitalization method, which takes into account the property's projected net cash flow; or

         o     a selection from the values derived from the foregoing methods.

         Each of these appraisal methods presents analytical difficulties. For example--

         o     it is often difficult to find truly comparable properties that have recently been sold;

         o     the replacement cost of a property may have little to do with its current market value; and

         o     income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate
               capitalization rate and discount rate.

         If more than one appraisal method is used and significantly different results are produced, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

         The value of a multifamily or commercial property will be affected by property performance. As a result, if a multifamily or commercial mortgage loan defaults because the income generated by the related property is insufficient to pay operating costs and expenses as well as debt service, then the value of the property will decline and a liquidation loss may occur.

         We believe that the foregoing considerations are important factors that generally distinguish mortgage loans secured by liens on income-producing real estate from single-family mortgage loans. However, the originators of the mortgage loans underlying your offered certificates may not have considered all of those factors for all or any of those loans.

         Payment Provisions of the Mortgage Loans. Each of the mortgage loans included in one of our trusts will have the following features--

         o     an original term to maturity of not more than approximately 40 years; and

         o     scheduled payments of principal, interest or both, to be made on specified dates, that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval.

                                       49

         A mortgage loan included in one of our trusts may also include terms that--

         o     provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

         o     provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's election from an
               adjustable to a fixed interest rate or from a fixed to an
               adjustable interest rate;

         o     provide for no accrual of interest;

         o     provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the coupon rate or to reflect the occurrence of specified events;

         o     be fully amortizing or, alternatively, may be partially
               amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

         o     permit the negative amortization or deferral of accrued interest;

         o     permit defeasance and the release of the real property collateral in connection with that defeasance; and/or

         o     prohibit some or all voluntary prepayments or require payment of a premium, fee or charge in connection with those prepayments.

         Mortgage Loan Information in Prospectus Supplements. We will describe in the related prospectus supplement the characteristics of the mortgage loans that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage loans in one of our trusts--

         o     the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

         o     the type or types of property that provide security for repayment of the mortgage loans;

         o     the earliest and latest origination date and maturity date of the mortgage loans;

         o     the original and remaining terms to maturity of the mortgage loans, or the range of each of those terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

         o     loan-to-value ratios of the mortgage loans either at origination or as of a more recent date, or the range of those loan-to-value ratios, and the weighted average of those loan-to-value ratios;

         o     the mortgage interest rates of the mortgage loans, or the range of those mortgage interest rates, and the weighted average mortgage interest rate of the mortgage loans;

         o     if any mortgage loans have adjustable mortgage interest rates, the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage interest rate adjustments at the time of any adjustment and over the life of the loan;

         o     information on the payment characteristics of the mortgage loans, including applicable prepayment restrictions;

         o     debt service coverage ratios of the mortgage loans either at origination or as of a more recent date, or the range of those debt service coverage ratios, and the weighted average of those debt service coverage ratios; and

                                       50

         o     the geographic distribution of the properties securing the mortgage loans on a state-by-state basis.

         If we are unable to provide the specific information described above at the time a series of offered certificates is initially offered, we will provide--

         o     more general information in the related prospectus supplement;
               and

         o     specific information in a report which will be filed with the SEC as part of a Current Report on Form 8-K within 15 days following the issuance of those certificates.

         If any mortgage loan, or group of related mortgage loans, included in one of our trusts represents a material concentration of credit risk, we will include in the related prospectus supplement financial statements or other financial information on the related real property or properties.

MORTGAGE-BACKED SECURITIES

         The mortgage backed-securities underlying a series of offered certificates may include--

         o     mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that are not insured or guaranteed by any governmental agency or instrumentality; or

         o     certificates issued and/or insured or guaranteed by Freddie Mac,
               Fannie Mae, Ginnie Mae, Farmer Mac, or another federal or state governmental agency or instrumentality.

         In addition, each of those mortgage-backed securities will directly or indirectly evidence an interest in, or be secured by a pledge of, multifamily and/or commercial mortgage loans.

         Each mortgage-backed security included in one of our trusts--

         o     will have been registered under the Securities Act of 1933, as amended;

         o     will be exempt from the registration requirements of that Act;

         o     will have been held for at least the holding period specified in
               Rule 144(k) under that Act; or

         o     may otherwise be resold by us publicly without registration under that Act.

         We will describe in the related prospectus supplement the
characteristics of the mortgage-backed securities that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage-backed securities included in one of our trusts--

         o     the initial and outstanding principal amount(s) and type of the securities;

         o     the original and remaining term(s) to stated maturity of the securities;

         o     the pass-through or bond rate(s) of the securities or the formula for determining those rate(s);

         o     the payment characteristics of the securities;

         o     the identity of the issuer(s), servicer(s) and trustee(s) for the securities;

         o     a description of the related credit support, if any;

         o     the type of mortgage loans underlying the securities;

                                       51

         o     the circumstances under which the related underlying mortgage loans, or the securities themselves, may be purchased prior to maturity;

         o     the terms and conditions for substituting mortgage loans backing the securities; and

         o     the characteristics of any agreements or instruments providing interest rate protection to the securities.

         With respect to any mortgage-backed security included in one of our trusts, we will provide in our reports filed under the Securities Exchange Act of 1934, as amended, the same information regarding the security as is provided by the issuer of the security in its own reports filed under that Act, if the security was publicly offered, or in the reports the issuer of the security provides to the related trustee, if the security was privately issued.

SUBSTITUTION, ACQUISITION AND REMOVAL OF MORTGAGE ASSETS

         If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related trust particular mortgage assets underlying a series of offered certificates in exchange for--

         o     cash that would be applied to pay down the principal balances of the certificates of that series; and/or

         o     other mortgage loans or mortgage-backed securities that--

               1.   conform to the description of mortgage assets in this
                    prospectus, and

               2.   satisfy the criteria set forth in the related prospectus
                    supplement.

         In addition, if so specified in the related prospectus supplement, the trustee may be authorized or required to apply collections on the related mortgage assets to acquire new mortgage loans or mortgage-backed securities that--

         o     conform to the description of mortgage assets in this prospectus;
               and

         o     satisfy the criteria set forth in the related prospectus
               supplement.

         No replacement of mortgage assets or acquisition of new mortgage assets will be permitted if it would result in a qualification, downgrade or withdrawal of the then-current rating assigned by any rating agency to any class of affected offered certificates.

UNDELIVERED MORTGAGE ASSETS

         In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular trust will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related mortgage assets initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall.
For 90 days following the date of initial issuance of that series of certificates, we will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver mortgage assets sufficient to make up the entire shortfall, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

ACCOUNTS

         The trust assets underlying a series of offered certificates will include one or more accounts established and maintained on behalf of the holders. All payments and collections received or advanced on the mortgage assets and other trust assets will be deposited and held in those accounts. We will identify and describe those accounts, and will further describe the deposits to and withdrawals from those accounts, in the related prospectus supplement.

                                       52

CREDIT SUPPORT

         The holders of any class of offered certificates may be the beneficiaries of credit support designed to protect them partially or fully against all or particular defaults and losses on the related mortgage assets.
The types of credit support that may benefit the holders of a class of offered certificates include--

         o     the subordination or one or more other classes of certificates of the same series;

         o     a letter of credit;

         o     a surety bond;

         o     an insurance policy;

         o     a guarantee;

         o     a credit derivative; and/or

         o     a reserve fund.

         In the related prospectus supplement, we will describe the amount and types of any credit support benefiting the holders of a class of offered certificates.

ARRANGEMENTS PROVIDING REINVESTMENT, INTEREST RATE AND CURRENCY RELATED
PROTECTION

         The trust assets for a series of offered certificates may include guaranteed investment contracts in accordance with which moneys held in the funds and accounts established for that series will be invested at a specified rate. Those trust assets may also include--

         o     interest rate exchange agreements;

         o     interest rate cap agreements;

         o     interest rate floor agreements;

         o     currency exchange agreements; or

         o     other agreements or arrangements designed to reduce the effects of interest rate or currency exchange rate fluctuations with respect to the related mortgage assets and one or more classes of offered certificates.

         In the related prospectus supplement, we will describe any agreements or other arrangements designed to protect the holders of a class of offered certificates against shortfalls resulting from movements or fluctuations in interest rates or currency exchange rates. If applicable, we will also identify any obligor under the agreement or other arrangement.

                        YIELD AND MATURITY CONSIDERATIONS

GENERAL

         The yield on your offered certificates will depend on--

         o     the price you paid for your offered certificates;

         o     the pass-through rate on your offered certificates; and

         o     the amount and timing of payments on your offered certificates.

                                       53

         The following discussion contemplates a trust established by us that consists only of mortgage loans. If one of our trusts also includes a mortgage-backed security, the payment terms of that security will soften or enhance the effects that the characteristics and behavior of mortgage loans backing that security can have on the yield to maturity and/or weighted average life of a class of offered certificates. If one of our trusts includes a mortgage-backed security, we will discuss in the related prospectus supplement the effect, if any, that the security may have on the yield to maturity and weighted average lives of the related offered certificates.

PASS-THROUGH RATE

         A class of interest-bearing offered certificates may have a fixed, variable or adjustable pass-through rate. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, if the pass-through rate is variable or adjustable, the method of determining the pass-through rate.

PAYMENT DELAYS

         There will be a delay between the date on which payments on the underlying mortgage loans are due and the date on which those payments are passed through to you and other investors. That delay will reduce the yield that would otherwise be produced if those payments were passed through on your offered certificates on the same date that they were due.

YIELD AND PREPAYMENT CONSIDERATIONS

         The yield to maturity on your offered certificates will be affected by the rate of principal payments on the underlying mortgage loans and the allocation of those principal payments to reduce the principal balance or notional amount of your offered certificates. The rate of principal payments on those mortgage loans will be affected by the following--

         o     the amortization schedules of the mortgage loans, which may change from time to time to reflect, among other things, changes in mortgage interest rates or partial prepayments of principal;

         o     the dates on which any balloon payments are due; and

         o     the rate of principal prepayments on the mortgage loans,
               including voluntary prepayments by borrowers and involuntary prepayments resulting from liquidations, casualties or purchases of mortgage loans.

         Because the rate of principal prepayments on the mortgage loans underlying your offered certificates will depend on future events and a variety of factors, we cannot give you any assurance as to that rate.

         The extent to which the yield to maturity of your offered certificates may vary from your anticipated yield will depend upon--

         o     whether you purchased your offered certificates at a discount or premium and, if so, the extent of that discount or premium; and

         o     when, and to what degree, payments of principal on the underlying mortgage loans are applied or otherwise result in the reduction of the principal balance or notional amount of your offered certificates.

         If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

         If your offered certificates entitle you to payments of interest, with disproportionate, nominal or no payments of principal, you should consider that your yield will be extremely sensitive to prepayments on the underlying mortgage loans and, under some prepayment scenarios, may be negative.

                                       54

         If a class of offered certificates accrues interest on a notional amount, that notional amount will, in general, either--

         o     be based on the principal balances of some or all of the mortgage assets in the related trust; or

         o     equal the total principal balance of one or more of the other classes of certificates of the same series.

         Accordingly, the yield on that class of certificates will be inversely related to, as applicable, the rate at which--

         o     payments and other collections of principal are received on the mortgage assets referred to in the first bullet point of the prior sentence; or

         o     payments are made in reduction of the total principal balance of the class or classes of certificates referred to in the second bullet point of the prior sentence.

         The extent of prepayments of principal of the mortgage loans underlying your offered certificates may be affected by a number of factors, including--

         o     the availability of mortgage credit;

         o     the relative economic vitality of the area in which the related real properties are located;

         o     the quality of management of the related real properties;

         o     the servicing of the mortgage loans;

         o     possible changes in tax laws; and

         o     other opportunities for investment.

In general, those factors that increase--

         o     the attractiveness of selling or refinancing a commercial or multifamily property; or

         o     the likelihood of default under a commercial or multifamily mortgage loan,

would be expected to cause the rate of prepayment to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment to slow.

         The rate of principal payments on the mortgage loans underlying your offered certificates may also be affected by the existence and enforceability of prepayment restrictions, such as--

         o     prepayment lock-out periods; and

         o     requirements that voluntary principal prepayments be accompanied by prepayment premiums, fees or charges.

If enforceable, those provisions could constitute either an absolute prohibition, in the case of a prepayment lock-out period, or a disincentive, in the case of a prepayment premium, fee or charge, to a borrower's voluntarily prepaying its mortgage loan, thereby slowing the rate of prepayments.

                                       55

         The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. As prevailing market interest rates decline, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, the related borrowers may have an increased incentive to refinance for the following purposes--

         o     to convert to a fixed rate loan and thereby lock in that rate; or

         o     to take advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

         Subject to prevailing market interest rates and economic conditions generally, a borrower may sell a real property in order to--

         o     realize its equity in the property;

         o     meet cash flow needs; or

         o     make other investments.

         Additionally, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their properties prior to the exhaustion of tax depreciation benefits.

         We make no representation as to--

         o     the particular factors that will affect the prepayment of the mortgage loans underlying any series of offered certificates;

         o     the relative importance of those factors;

         o     the percentage of the principal balance of those mortgage loans that will be paid as of any date; or

         o     the overall rate of prepayment on those mortgage loans.

WEIGHTED AVERAGE LIFE AND MATURITY

         The rate at which principal payments are received on the mortgage loans underlying any series of offered certificates will affect the ultimate maturity and the weighted average life of one or more classes of those certificates. In general, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of that instrument is repaid to the investor.

         The weighted average life and maturity of a class of offered certificates will be influenced by the rate at which principal on the underlying mortgage loans is paid to that class, whether in the form of--

         o     scheduled amortization; or

         o     prepayments, including--

               1.   voluntary prepayments by borrowers, and

               2.   involuntary prepayments resulting from liquidations,
                    casualties or condemnations and purchases of mortgage loans out of the related trust.

         Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model. CPR represents an assumed constant rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans. SPA represents an assumed variable rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often

                                       56

expressed as percentages of SPA. For example, a prepayment assumption of 100% of
SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the 30th month.
Beginning in the 30th month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

         Neither CPR nor SPA nor any other prepayment model or assumption is a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans.
Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. It is unlikely that the prepayment experience of the mortgage loans underlying your offered certificates will conform to any particular level of CPR or SPA.

         In the prospectus supplement for a series of offered certificates, we will include tables, if applicable, setting forth--

         o     the projected weighted average life of each class of those offered certificates with principal balances; and

         o     the percentage of the initial total principal balance of each class of those offered certificates that would be outstanding on specified dates,

based on the assumptions stated in that prospectus supplement, including assumptions regarding prepayments on the underlying mortgage loans. Those tables and assumptions illustrate the sensitivity of the weighted average lives of those offered certificates to various assumed prepayment rates and are not intended to predict, or to provide information that will enable you to predict, the actual weighted average lives of your offered certificates.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

         Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans underlying a series of offered certificates may require that balloon payments be made at maturity. The ability of a borrower to make a balloon payment typically will depend upon its ability either--

         o     to refinance the loan; or

         o     to sell the related real property.

If a borrower is unable to refinance or sell the related real property, there is a possibility that the borrower may default on the mortgage loan or that the maturity of the mortgage loan may be extended in connection with a workout. If a borrower defaults, recovery of proceeds may be delayed by--

         o     the bankruptcy of the borrower; or

         o     adverse economic conditions in the market where the related real property is located.

         In order to minimize losses on defaulted mortgage loans, the related master servicer or special servicer may be authorized within prescribed limits to modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay payments of principal on your offered certificates and extend the weighted average life of your offered certificates.

         Negative Amortization. The weighted average life of a class of offered certificates can be affected by mortgage loans that permit negative amortization to occur. Those are the mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues on the mortgage loan, with the unpaid portion of that interest being added to the related principal balance. Negative amortization most commonly occurs with respect to an adjustable rate mortgage loan that--

         o     limits the amount by which its scheduled payment may adjust in response to a change in its mortgage interest rate;

         o     provides that its scheduled payment will adjust less frequently than its mortgage interest rate; or

                                       57

         o     provides for constant scheduled payments regardless of
               adjustments to its mortgage interest rate.

         Negative amortization on one or more mortgage loans in any of our trusts may result in negative amortization on a related class of offered certificates. We will describe in the related prospectus supplement, if applicable, the manner in which negative amortization with respect to the underlying mortgage loans is allocated among the respective classes of a series of offered certificates.

         The portion of any mortgage loan negative amortization allocated to a class of offered certificates may result in a deferral of some or all of the interest payable on those certificates. Deferred interest may be added to the total principal balance of a class of offered certificates. In addition, an adjustable rate mortgage loan that permits negative amortization would be expected during a period of increasing interest rates to amortize, if at all, at a slower rate than if interest rates were declining or were remaining constant.
This slower rate of mortgage loan amortization would be reflected in a slower rate of amortization for one or more classes of certificates of the related series. Accordingly, there may be an increase in the weighted average lives of those classes of certificates to which any mortgage loan negative amortization would be allocated or that would bear the effects of a slower rate of amortization of the underlying mortgage loans.

         The extent to which the yield on your offered certificates may be affected by any negative amortization on the underlying mortgage loans will depend, in part, upon whether you purchase your offered certificates at a premium or a discount.

         During a period of declining interest rates, the scheduled payment on an adjustable rate mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable mortgage interest rate. The result is the accelerated amortization of the mortgage loan. The acceleration in amortization of a mortgage loan will shorten the weighted average lives of those classes of certificates that entitle their holders to a portion of the principal payments on the mortgage loan.

         Foreclosures and Payment Plans. The weighted average life of and yield on your offered certificates will be affected by--

         o     the number of foreclosures with respect to the underlying
               mortgage loans; and

         o     the principal amount of the foreclosed mortgage loans in relation to the principal amount of those mortgage loans that are repaid in accordance with their terms.

         Servicing decisions made with respect to the underlying mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also affect the payment patterns of particular mortgage loans and, as a result, the weighted average life of and yield on your offered certificates.

         Losses and Shortfalls on the Mortgage Assets. The yield on your offered certificates will directly depend on the extent to which you are required to bear the effects of any losses or shortfalls in collections on the underlying mortgage loans and the timing of those losses and shortfalls. In general, the earlier that you bear any loss or shortfall, the greater will be the negative effect on the yield of your offered certificates.

         The amount of any losses or shortfalls in collections on the mortgage assets in any of our trusts will, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, that we specify in the related prospectus supplement. As described in the related prospectus supplement, those allocations may be effected by the following--

         o     a reduction in the entitlements to interest and/or the total principal balances of one or more classes of certificates; and/or

         o     the establishment of a priority of payments among classes of certificates.

         If you purchase subordinated certificates, the yield to maturity on those certificates may be extremely sensitive to losses and shortfalls in collections on the underlying mortgage loans.

                                       58

         Additional Certificate Amortization. If your offered certificates have a principal balance, then they entitle you to a specified portion of the principal payments received on the underlying mortgage loans. They may also entitle you to payments of principal from the following sources--

         o     amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

         o     interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

         o     prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

         o     any other amounts described in the related prospectus supplement.

         The amortization of your offered certificates out of the sources described in the prior paragraph would shorten their weighted average life and, if your offered certificates were purchased at a premium, reduce their yield to maturity.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         Each series of offered certificates, together with any non-offered certificates of the same series, will represent the entire beneficial ownership interest in a trust established by us. Each series of offered certificates will consist of one or more classes. Any non-offered certificates of that series will likewise consist of one or more classes.

         A series of certificates consists of all those certificates that--

         o     have the same series designation;

         o     were issued under the same Governing Document; and

         o     represent beneficial ownership interests in the same trust.

         A class of certificates consists of all those certificates of a particular series that--

         o     have the same class designation; and

         o     have the same payment terms.

         The respective classes of offered and non-offered certificates of any series may have a variety of payment terms. An offered certificate may entitle the holder to receive--

         o     a stated principal amount, which will be represented by its principal balance;

         o     interest on a principal balance or notional amount, at a fixed, variable or adjustable pass-through rate;

         o     specified, fixed or variable portions of the interest, principal or other amounts received on the related mortgage assets;

         o     payments of principal, with disproportionate, nominal or no payments of interest;

         o     payments of interest, with disproportionate, nominal or no payments of principal;

                                       59

         o     payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal
               outstanding on one or more other classes of certificates of the same series;

         o     payments of principal to be made, from time to time or for designated periods, at a rate that is--

               1.   faster and, in some cases, substantially faster, or

               2.   slower and, in some cases, substantially slower, than the
                    rate at which payments or other collections of principal are received on the related mortgage assets;

         o     payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other
               methodology; or

         o     payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other similar items received on the related mortgage assets.

         Any class of offered certificates may be senior or subordinate to one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses or other shortfalls.

         A class of offered certificates may have two or more component parts, each having characteristics that are described in this prospectus as being attributable to separate and distinct classes. For example, a class of offered certificates may have a total principal balance on which it accrues interest at a fixed, variable or adjustable rate. That class of offered certificates may also accrue interest on a total notional amount at a different fixed, variable or adjustable rate. In addition, a class of offered certificates may accrue interest on one portion of its total principal balance or notional amount at one fixed, variable or adjustable rate and on another portion of its total principal balance or notional amount at a different fixed, variable or adjustable rate.

         Each class of offered certificates will be issued in minimum denominations corresponding to specified principal balances, notional amounts or percentage interests, as described in the related prospectus supplement. A class of offered certificates may be issued in fully registered, definitive form and evidenced by physical certificates or may be issued in book-entry form through the facilities of The Depository Trust Company. Offered certificates held in fully registered, definitive form may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, except for any tax or other governmental charge payable in connection with the transfer or exchange. Interests in offered certificates held in book-entry form will be transferred on the book-entry records of DTC and its participating organizations. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through Clearstream
Banking, societe anonyme or the Euroclear System, for so long as they are participants in DTC.

PAYMENTS ON THE CERTIFICATES

         General. Payments on a series of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually, annually or at any other specified interval. In the prospectus supplement for each series of offered certificates, we will identify--

         o     the periodic payment date for that series; and

         o     the record date as of which certificateholders entitled to payments on any particular payment date will be established.

                                       60

         All payments with respect to a class of offered certificates on any payment date will be allocated pro rata among the outstanding certificates of that class in proportion to the respective principal balances, notional amounts or percentage interests, as the case may be, of those certificates. Payments on an offered certificate will be made to the holder entitled thereto either--

         o     by wire transfer of immediately available funds to the account of that holder at a bank or similar entity, provided that the holder has furnished the party making the payments with wiring
               instructions no later than the applicable record date and has satisfied any other conditions specified in the related
               prospectus supplement; or

         o     by check mailed to the address of that holder as it appears in the certificate register, in all other cases.

         In general, the final payment on any offered certificate will be made only upon presentation and surrender of that certificate at the location specified to the holder in notice of final payment.

         Payments of Interest. In the case of each class of interest-bearing offered certificates, interest will accrue from time to time, at the applicable pass-through rate and in accordance with the applicable interest accrual method, on the total outstanding principal balance or notional amount of that class.

         The pass-through rate for a class of interest-bearing offered certificates may be fixed, variable or adjustable. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, in the case of a variable or adjustable pass-through rate, the method for determining that pass-through rate.

         Interest may accrue with respect to any offered certificate on the basis of--

         o     a 360-day year consisting of twelve 30-day months;

         o     the actual number of days elapsed during each relevant period in a year assumed to consist of 360 days;

         o     the actual number of days elapsed during each relevant period in a normal calendar year; or

         o     any other method identified in the related prospectus supplement.

         We will identify the interest accrual method for each class of offered certificates in the related prospectus supplement.

         Subject to available funds and any adjustments to interest entitlements described in the related prospectus supplement, accrued interest with respect to each class of interest-bearing offered certificates will normally be payable on each payment date. However, in the case of some classes of interest-bearing offered certificates, payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. Prior to that time, the amount of accrued interest otherwise payable on that class will be added to its total principal balance on each date or otherwise deferred as described in the related prospectus supplement.

         If a class of offered certificates accrues interest on a total notional amount, that total notional amount, in general, will be either--

         o     based on the principal balances of some or all of the related mortgage assets; or

         o     equal to the total principal balances of one or more other classes of certificates of the same series.

         Reference to the notional amount of any certificate is solely for convenience in making calculations of interest and does not represent the right to receive any payments of principal.

         We will describe in the related prospectus supplement the extent to which the amount of accrued interest that is payable on, or that may be added to the total principal balance of, a class of interest-bearing offered certificates may be reduced as a result of any contingencies, including shortfalls in interest collections due to prepayments, delinquencies, losses and deferred interest on the related mortgage assets.

                                       61

         Payments of Principal. An offered certificate may or may not have a principal balance. If it does, that principal balance outstanding from time to time will represent the maximum amount that the holder of that certificate will be entitled to receive as principal out of the future cash flow on the related mortgage assets and the other related trust assets.

         The total outstanding principal balance of any class of offered certificates will be reduced by--

         o     payments of principal actually made to the holders of that class;
               and

         o     if and to the extent that we so specify in the related prospectus supplement, losses of principal on the related mortgage assets that are allocated to or are required to be borne by that class.

         A class of interest-bearing offered certificates may provide that payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. If so, the total outstanding principal balance of that class may be increased by the amount of any interest accrued, but not currently payable, on that class.

         We will describe in the related prospectus supplement any other adjustments to the total outstanding principal balance of a class of offered certificates.

         Unless we so state in the related prospectus supplement, the initial total principal balance of all classes of a series will not be greater than the total outstanding principal balance of the related mortgage assets transferred by us to the related trust. We will specify the expected initial total principal balance of each class of offered certificates in the related prospectus supplement.

         The payments of principal to be made on a series of offered certificates from time to time will, in general, be a function of the payments, other collections and advances received or made as described in the related prospectus supplement. Payments of principal on a series of offered certificates may also be made from the following sources--

         o     amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

         o     interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

         o     prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

         o     any other amounts described in the related prospectus supplement.

         We will describe in the related prospectus supplement the principal entitlement of each class of offered certificates on each payment date.

ALLOCATION OF LOSSES AND SHORTFALLS

         If and to the extent that any losses or shortfalls in collections on the mortgage assets in any of our trusts are not covered or offset by delinquency advances or draws on any reserve fund or under any instrument of credit support, they will be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, the allocations may be effected as follows--

         o     by reducing the entitlements to interest and/or the total
               principal balances of one or more of those classes; and/or

         o     by establishing a priority of payments among those classes.

         See "Description of Credit Support."

                                       62

ADVANCES

         If any trust established by us includes mortgage loans, then as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

         o     delinquent payments of principal and/or interest, other than balloon payments;

         o     property protection expenses;

         o     other servicing expenses; or

         o     any other items specified in the related prospectus supplement.

         If there are any limitations with respect to a party's advancing obligations, we will discuss those limitations in the related prospectus supplement.

         Advances are intended to maintain a regular flow of scheduled interest and principal payments to certificateholders. Advances are not a guarantee against losses. The advancing party will be entitled to recover all of its advances out of--

         o     subsequent recoveries on the related mortgage loans, including amounts drawn under any fund or instrument constituting credit support; and

         o     any other specific sources identified in the related prospectus supplement.

         If and to the extent that we so specify in the related prospectus supplement, any entity making advances will be entitled to receive interest on some or all of those advances for a specified period during which they are outstanding at the rate specified in that prospectus supplement. That entity may be entitled to payment of interest on its outstanding advances--

         o     periodically from general collections on the mortgage assets in the related trust, prior to any payment to the related series of certificateholders; or

         o     at any other times and from any other sources as we may describe in the related prospectus supplement.

         If any trust established by us includes mortgage-backed securities, we will discuss in the related prospectus supplement any comparable advancing obligations with respect to those securities or the mortgage loans that back them.

REPORTS TO CERTIFICATEHOLDERS

         On or about each payment date, the related master servicer, manager or trustee will forward to each offered certificateholder a statement substantially in the form, or specifying the information, set forth in the related prospectus supplement. In general, that statement will include information regarding--

         o     the payments made on that payment date with respect to the applicable class of offered certificates; and

         o     the recent performance of the mortgage assets.

         Within a reasonable period of time after the end of each calendar year, the related master servicer, manager or trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate a statement containing information regarding the principal, interest and other amounts paid on the applicable class of offered certificates, aggregated for--

         o     that calendar year; or

         o     the applicable portion of that calendar year during which the person was a certificateholder.

                                       63

The obligation to provide that annual statement will be deemed to have been satisfied by the related master servicer, manager or trustee, as the case may be, to the extent that substantially comparable information is provided in accordance with any requirements of the Internal Revenue Code of 1986.

         If one of our trusts includes mortgage-backed securities, the ability of the related master servicer, manager or trustee, as the case may be, to include in any payment date statement information regarding the mortgage loans that back those securities will depend on comparable reports being received with respect to them.

VOTING RIGHTS

         Voting rights will be allocated among the respective classes of offered and non-offered certificates of each series in the manner described in the related prospectus supplement. Certificateholders will generally not have a right to vote, except--

         o     with respect to those amendments to the governing documents described under "Description of the Governing
               Documents--Amendment"; or

         o     as otherwise specified in this prospectus or in the related prospectus supplement.

         As and to the extent described in the related prospectus supplement, the certificateholders entitled to a specified amount of the voting rights for a particular series will have the right to act as a group to remove or replace the related trustee, master servicer, special servicer or manager. In general, that removal or replacement must be for cause. We will identify exceptions in the related prospectus supplement.

TERMINATION

         The trust for each series of offered certificates will terminate and cease to exist following--

         o     the final payment or other liquidation of the last mortgage asset in that trust; and

         o     the payment, or provision for payment, to the certificateholders of that series of all amounts required to be paid to them.

         Written notice of termination of a trust will be given to each affected certificateholder. The final payment will be made only upon presentation and surrender of the certificates of the related series at the location to be specified in the notice of termination.

         If we so specify in the related prospectus supplement, one or more designated parties will be entitled to purchase all of the mortgage assets underlying a series of offered certificates, thereby effecting early retirement of the certificates and early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that purchase may occur.

         If we so specify in the related prospectus supplement, one or more certificateholders will be entitled to exchange all of the certificates of a particular series for all of the mortgage assets underlying that series, thereby effecting early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that exchange may occur.

         In addition, if we so specify in the related prospectus supplement, on a specified date or upon the reduction of the total principal balance of a specified class or classes of certificates by a specified percentage or amount, a party designated in the related prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust or of a sufficient portion of the mortgage assets to retire that class or those classes of certificates. The solicitation of bids must be conducted in a commercially reasonable manner, and assets will, in general, be sold at their fair market value. If the fair market value of the mortgage assets being sold is less than their unpaid balance, then the certificateholders of one or more classes of certificates may receive an amount less than the total principal balance of, and accrued and unpaid interest on, their certificates.

                                       64

BOOK-ENTRY REGISTRATION

         General. Any class of offered certificates may be issued in book-entry form through the facilities of DTC. If so, that class will be represented by one or more global certificates registered in the name of DTC or its nominee. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through the Euroclear System or Clearstream Banking, societe anonyme, for so long as they are participants in DTC.

         DTC, Euroclear and Clearstream, Luxembourg.  DTC is--

         o     a limited-purpose trust company organized under the New York
               Banking Law;

         o     a "banking corporation" within the meaning of the New York
               Banking Law;

         o     a member of the Federal Reserve System;

         o     a "clearing corporation" within the meaning of the New York
               Uniform Commercial Code; and

         o     a "clearing agency" registered under the provisions of Section
               17A of the Securities Exchange Act of 1934, as amended.

         DTC was created to hold securities for participants in the DTC system and to facilitate the clearance and settlement of securities transactions between those participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Organizations that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its participating organizations and by the New York Stock Exchange, Inc., the American Stock
Exchange, Inc. and the National Association of Securities Dealers, Inc. Access
to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with one of the organizations that maintains an account with DTC. The rules applicable to DTC and its participating organizations are on file with the SEC.

         It is our understanding that Clearstream, Luxembourg holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through electronic book-entry changes in accounts of those organizations, thereby eliminating the need for physical movement of certificates. Transactions may be settled in
Clearstream, Luxembourg in over 28 currencies, including United States dollars.
Clearstream, Luxembourg provides to its member organizations, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing.
Clearstream, Luxembourg interfaces with domestic securities markets in over 30 countries through established depository and custodial relationships.
Clearstream, Luxembourg is registered as a bank in Luxembourg. It is subject to regulation by the Banque Centrale du Luxembourg, which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Indirect access to Clearstream,
Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg.
Clearstream, Luxembourg and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

         It is our understanding that Euroclear holds securities for its member organizations and facilitates clearance and settlement of securities transactions between its member organizations through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Over 210,000 different securities are accepted for settlement through Euroclear, the majority of which are domestic securities from over 30 markets. Transactions may be settled in Euroclear in any of over 30 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described below in this
"--Book-Entry Registration" section. Euroclear is operated by Euroclear Bank
S.A./N.V., as Euroclear Operator, under a license agreement with Euroclear
Clearance System Public Limited Company. All operations are conducted by the
Euroclear Operator, and all Euroclear securities clearance accounts and
Euroclear cash accounts are accounts with the Euroclear Operator, not Euroclear
Clearance System. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a member

                                       65

organization of Euroclear, either directly or indirectly. Euroclear and
Clearstream, Luxembourg have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

         Securities clearance accounts and cash accounts with the Euroclear
Operator are governed by the Euroclear Terms and Conditions. The Euroclear Terms
and Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts.
The Euroclear Operator acts under the Euroclear Terms and Conditions only on behalf of member organizations of Euroclear and has no record of or relationship with persons holding through those member organizations.

         The information in this prospectus concerning DTC, Euroclear and
Clearstream, Luxembourg, and their book-entry systems, has been obtained from sources believed to be reliable, but we do not take any responsibility for the accuracy or completeness of that information.

         Holding and Transferring Book-Entry Certificates. Purchases of
book-entry certificates under the DTC system must be made by or through, and will be recorded on the records of, the Financial Intermediary that maintains the beneficial owner's account for that purpose. In turn, the Financial
Intermediary's ownership of those certificates will be recorded on the records of DTC or, alternatively, if the Financial Intermediary does not maintain an account with DTC, on the records of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC. A beneficial owner of book-entry certificates must rely on the foregoing procedures to evidence its beneficial ownership of those certificates.
DTC has no knowledge of the actual beneficial owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the actual beneficial owners. The participants in the DTC system will remain responsible for keeping account of their holdings on behalf of their customers.

         Transfers between participants in the DTC system will be effected in the ordinary manner in accordance with DTC's rules and will be settled in same-day funds. Transfers between direct account holders at Euroclear and
Clearstream, Luxembourg, or between persons or entities participating indirectly in Euroclear or Clearstream, Luxembourg, will be effected in the ordinary manner in accordance with their respective procedures and in accordance with DTC's rules.

         Cross-market transfers between direct participants in DTC, on the one hand, and member organizations at Euroclear or Clearstream, Luxembourg, on the
other, will be effected through DTC in accordance with DTC's rules and the rules of Euroclear or Clearstream, Luxembourg, as applicable. These cross-market transactions will require, among other things, delivery of instructions by the applicable member organization to Euroclear or Clearstream, Luxembourg, as the case may be, in accordance with the rules and procedures and within deadlines,
Brussels time, established in Euroclear or Clearstream, Luxembourg, as the case may be. If the transaction complies with all relevant requirements, Euroclear or
Clearstream, Luxembourg, as the case may be, will then deliver instructions to its depositary to take action to effect final settlement on its behalf.

         Because of time-zone differences, the securities account of a member organization of Euroclear or Clearstream, Luxembourg purchasing an interest in a global certificate from a DTC participant that is not a member organization, will be credited during the securities settlement processing day, which must be a business day for Euroclear or Clearstream, Luxembourg, as the case may be, immediately following the DTC settlement date. Transactions in interests in a book-entry certificate settled during any securities settlement processing day will be reported to the relevant member organization of Euroclear or
Clearstream, Luxembourg on the same day. Cash received in Euroclear or
Clearstream, Luxembourg as a result of sales of interests in a book-entry certificate by or through a member organization of Euroclear or Clearstream,
Luxembourg, as the case may be, to a DTC participant that is not a member organization will be received with value on the DTC settlement date, but will not be available in the relevant Euroclear or Clearstream, Luxembourg cash account until the business day following settlement in DTC. The related prospectus supplement will contain additional information regarding clearance and settlement procedures for the book-entry certificates and with respect to tax documentation procedures relating to the book-entry certificates.

         Conveyance of notices and other communications by DTC to DTC participants, and by DTC participants to Financial Intermediaries and beneficial owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

                                       66

         Payments on the book-entry certificates will be made to DTC. DTC's practice is to credit DTC participants' accounts on the related payment date in accordance with their respective holdings shown on DTC's records, unless DTC has reason to believe that it will not receive payment on that date. Disbursement of those payments by DTC participants to Financial Intermediaries and beneficial owners will be--

         o     governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name; and

         o     the sole responsibility of each of those DTC participants, subject to any statutory or regulatory requirements in effect from time to time.

         Under a book-entry system, beneficial owners may receive payments after the related payment date.

         The only "certificateholder" of book-entry certificates will be DTC or its nominee. Parties to the governing documents for any series of offered certificates need not recognize beneficial owners of book-entry certificates as
"certificateholders." The beneficial owners of book-entry certificates will be permitted to exercise the rights of "certificateholders" only indirectly through the DTC participants, who in turn will exercise their rights through DTC. We have been informed that DTC will take action permitted to be taken by a
"certificateholder" only at the direction of one or more DTC participants. DTC may take conflicting actions with respect to the book-entry certificates to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those certificates.

         Because DTC can act only on behalf of DTC participants, who in turn act on behalf of Financial Intermediaries and beneficial owners of the applicable book-entry securities, the ability of a beneficial owner to pledge its interest in a class of book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise to take actions with respect to its interest in a class of book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

         Issuance of Definitive Certificates. Unless we specify otherwise in the related prospectus supplement, beneficial owners of offered certificates initially issued in book-entry form will not be able to obtain physical certificates that represent those offered certificates, unless--

         o     we advise the related trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those offered certificates and we are unable to locate a qualified successor; or

         o     we notify DTC of our intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the participants holding beneficial interests in the certificates agree to initiate such termination.

         Upon the occurrence of either of the two events described in the prior paragraph, the related trustee or another designated party will be required to notify all DTC participants of the availability through DTC of physical certificates with respect to the affected offered certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry offered certificates, together with instructions for registration, the related trustee or other designated party will be required to issue to the beneficial owners identified in those instructions physical certificates representing those offered certificates.

                     DESCRIPTION OF THE GOVERNING DOCUMENTS

GENERAL

         The "Governing Document" for purposes of issuing the offered certificates of each series will be a pooling and servicing agreement or other similar agreement or collection of agreements. In general, the parties to the
Governing Document for a series of offered certificates will include us, a trustee, a master servicer and a special servicer. However, if the related trust assets include mortgage-backed securities, the Governing Document may include a manager as a party, but may not include a master servicer, special servicer or other servicer as a party. We will identify in the related prospectus supplement the parties to the Governing Document for a series of offered certificates.

                                       67

         If we so specify in the related prospectus supplement, a party from whom we acquire mortgage assets or one of its affiliates may perform the functions of master servicer, special servicer or manager for the trust to which we transfer those assets. If we so specify in the related prospectus supplement, the same person or entity may act as both master servicer and special servicer for one of our trusts.

         Any party to the Governing Document for a series of offered certificates, or any of its affiliates, may own certificates issued thereunder.
However, except in limited circumstances, including with respect to required consents to amendments to the Governing Document for a series of offered certificates, certificates that are held by the related master servicer, special servicer or manager will not be allocated voting rights.

         A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.
However, the provisions of the Governing Document for each series of offered certificates will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust assets. The following summaries describe select provisions that may appear in the Governing Document for each series of offered certificates. The prospectus supplement for each series of offered certificates will provide material additional information regarding the Governing Document for that series. The summaries in this prospectus do not purport to be complete, and you should refer to the provisions of the Governing Document for your offered certificates and, further, to the description of those provisions in the related prospectus supplement. We will provide a copy of the Governing Document, exclusive of exhibits, that relates to your offered certificates, without charge, upon written request addressed to our principal executive offices specified under "Credit Suisse First Boston Mortgage
Securities Corp."

ASSIGNMENT OF MORTGAGE ASSETS

         At the time of initial issuance of any series of offered certificates, we will assign or cause to be assigned to the designated trustee the mortgage assets and any other assets to be included in the related trust. We will specify in the related prospectus supplement all material documents to be delivered, and all other material actions to be taken, by us or any prior holder of the related mortgage assets in connection with that assignment. We will also specify in the related prospectus supplement any remedies available to the related certificateholders, or the related trustee on their behalf, in the event that any of those material documents are not delivered or any of those other material actions are not taken as required. Concurrently with that assignment, the related trustee will deliver to us or our designee the certificates of that series in exchange for the mortgage assets and the other assets to be included in the related trust.

         Each mortgage asset included in one of our trusts will be identified in a schedule appearing as an exhibit to the related Governing Document. That schedule generally will include detailed information about each mortgage asset transferred to the related trust, including--

         o     in the case of a mortgage loan--

               1.   the address of the related real property,

               2.   the mortgage interest rate and, if applicable, the
                    applicable index, gross margin, adjustment date and any rate cap information,

               3.   the remaining term to maturity,

               4.   the remaining amortization term if that mortgage loan is a balloon loan, and

               5.   the outstanding principal balance; and

         o     in the case of a mortgage-backed security--

               1.   the outstanding principal balance, and

               2.   the pass-through rate or coupon rate.

                                       68

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO MORTGAGE ASSETS

         Unless otherwise specified in the related prospectus supplement, the unaffiliated seller of a mortgage loan to us or any of our affiliates (or the master servicer, if the unaffiliated seller is also the master servicer under the Governing Document) will have made representations and warranties in respect of the mortgage loans it is selling to us or our affiliates. Those representations and warranties will generally include, among other things--

         o     with respect to each mortgaged property, that title insurance or, in the case of mortgaged properties located in areas where title insurance policies are generally not available, an attorney's opinion of title and any required hazard insurance was effective at the origination of each mortgage loan, and that each policy remained in effect on the date of purchase of the mortgage loan from the unaffiliated seller;

         o     that the unaffiliated seller had good title to each mortgage loan;

         o     with respect to each mortgaged property, that each mortgage constituted a valid first lien on the mortgaged property, subject only to permissible title insurance exceptions and other
               permitted encumbrances, unless otherwise specified in the related prospectus supplement;

         o     that, to the unaffiliated seller's knowledge, there were no delinquent tax or assessment liens against the mortgaged
               property; and

         o     that each mortgage loan was current as to all required debt service payments (unless otherwise specified in the related prospectus supplement).

         The unaffiliated seller in respect of a mortgage loan will make its representations and warranties to us or our affiliates as of the date of sale. A substantial period of time may have elapsed between such date and the date of the initial issuance a series of offered certificate and the particular mortgage loan. Because the representations and warranties do not address events that may occur following the sale of a mortgage loan by it, its repurchase obligation described below will not arise if, on or after the date of the sale of a mortgage loan by the unaffiliated seller to us or our affiliates, the relevant event occurs that would have given rise to such an obligation. However, we will not include any mortgage loan in the trust fund for any series of certificates if anything has come to our attention that would cause us to believe that the representations and warranties of an unaffiliated seller will not be accurate and complete in all material respects in respect of that mortgage loan as of the date listed in the related prospectus supplement. The related prospectus supplement may provide that we will make certain representations and warranties for the benefit of holders of certificates in respect of a mortgage loan that relate to the period commencing on the date of sale of that mortgage loan to us or our affiliates.

         Unless otherwise set forth or specified in the related prospectus supplement, upon the discovery of the breach of any representation or warranty made by an unaffiliated seller in respect of a mortgage loan that materially and adversely affects the interests of holders of the related series, that unaffiliated seller or, if so specified in the related prospectus supplement, the master servicer will be obligated to repurchase the mortgage loan at a purchase price that, unless otherwise specified in the related prospectus supplement, will equal to 100% of the unpaid principal balance thereof at the date of repurchase or, in the case of a series of certificates as to which the we have elected to treat the related trust as a REMIC, at a price as may be necessary to avoid a tax on a prohibited transaction, as described in Section
860F(a) of the Internal Revenue Code of 1986 as amended, in each case together with accrued interest at the pass-through rate to the first day of the month following the repurchase and the amount of any unreimbursed advances made by the master servicer in respect of such mortgage loan. The master servicer or other specified party to the related Governing Document will be required to enforce this obligation of the unaffiliated seller for the benefit of the trustee and the certificateholders, following the practices it would employ in its good faith business judgment were it the owner of such mortgage loan. Unless otherwise specified in the applicable prospectus supplement and subject to the ability of the unaffiliated seller or the master servicer to deliver substitute mortgage loans for certain mortgage loans as described below, this repurchase obligation constitutes the sole remedy available to the certificateholders of the affected series for a breach of a representation or warranty by an unaffiliated seller.

         Any obligation of the master servicer to purchase a mortgage loan if an unaffiliated seller defaults on its obligation to do so is subject to limitations, and no assurance can be given that an unaffiliated seller will carry out its repurchase obligation with respect to the mortgage loans.

         If and as specified in the related prospectus supplement, we will make representations and warranties with respect to the mortgage loans in a mortgage pool. Upon a breach of any representation or warranty by us that materially and adversely

                                       69

affects the interests of the certificateholders, we will be obligated either to cure the breach in all material respects or to purchase the related mortgage loan at the purchase price set forth above. Unless otherwise specified in the applicable prospectus supplement and subject to our ability to deliver substitute mortgage loans for certain mortgage loans as described below, this repurchase obligation constitutes the sole remedy available to the certificateholders or the trustee for a breach of representation or warranty by
us.

         The proceeds for the repurchase of a mortgage loan will be distributed into one or more accounts as called for under the related Governing Document.

         Within the period of time specified in the related prospectus supplement, following the issuance of a series of certificates, we, the master servicer or the unaffiliated seller, as the case may be, may deliver to the trustee mortgage loans in substitution for any one or more of the mortgage loans initially included in the trust but which do not conform in one or more respects to the description thereof contained in the related prospectus supplement, as to which a breach of a representation or warranty is discovered, which breach materially and adversely affects the interests of the certificateholders, or as to which a document in the related mortgage loan file is defective in any material respect.

         Unless otherwise specified in the related prospectus supplement, the required characteristics of any substitute mortgage loan will generally include, among other things, that the substitute mortgage loan on the date of substitution, will--

         o     have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the removed mortgage loan, with the amount of any shortfall to be distributed to certificateholders in the month of substitution;

         o     have a per annum interest rate not less than, and not more than
               1% greater than, the per annum interest rate of the removed mortgage loan;

         o     have a remaining term to maturity not greater than, and not more than one year less than, that of the removed mortgage loan; and

         o     comply with all the representations and warranties set forth in the Governing Document as of the date of substitution.

COLLECTION AND OTHER SERVICING PROCEDURES WITH RESPECT TO MORTGAGE LOANS

         The Governing Document for each series of offered certificates will govern the servicing and administration of any mortgage loans included in the related trust.

         In general, the related master servicer and special servicer, directly or through sub-servicers, will be obligated to service and administer for the benefit of the related certificateholders the mortgage loans in any of our trusts. The master servicer and the special servicer will be required to service and administer those mortgage loans in accordance with applicable law and, further, in accordance with the terms of the related Governing Document, the mortgage loans themselves and any instrument of credit support included in that trust. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with that servicing and administration that it may deem necessary and desirable.

         As part of its servicing duties, each of the master servicer and the special servicer for one of our trusts will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the related mortgage loans that it services. In general, each of the master servicer and the special servicer for one of our trusts will be obligated to follow the same collection procedures as it would follow for comparable mortgage loans held for its own account, provided that--

         o     those procedures are consistent with the terms of the related
               Governing Document; and

         o     they do not impair recovery under any instrument of credit support included in the related trust.

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         Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, to waive any default interest or late payment charge in connection with collecting a late payment on any defaulted mortgage loan.

         The master servicer and/or the special servicer for one or our trusts, directly or through sub-servicers, will also be required to perform various other customary functions of a servicer of comparable loans, including--

         o     maintaining escrow or impound accounts for the payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

         o     ensuring that the related properties are properly insured;

         o     attempting to collect delinquent payments;

         o     supervising foreclosures;

         o     negotiating modifications;

         o     responding to borrower requests for partial releases of the encumbered property, easements, consents to alteration or
               demolition and similar matters;

         o     protecting the interests of certificateholders with respect to senior lienholders;

         o     conducting inspections of the related real properties on a periodic or other basis;

         o     collecting and evaluating financial statements for the related real properties;

         o     managing or overseeing the management of real properties acquired on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise; and

         o     maintaining servicing records relating to mortgage loans in the trust.

         We will specify in the related prospectus supplement when, and the extent to which, servicing of a mortgage loan is to be transferred from a master servicer to a special servicer. In general, a special servicer for any of our trusts will be responsible for the servicing and administration of--

         o     mortgage loans that are delinquent with respect to a specified number of scheduled payments;

         o     mortgage loans as to which there is a material non-monetary default;

         o     mortgage loans as to which the related borrower has--

               1.   entered into or consented to bankruptcy, appointment of a
                    receiver or conservator or similar insolvency proceeding, or

               2.   become the subject of a decree or order for such a
                    proceeding which has remained in force, undischarged or
                    unstayed for a specified number of days; and

         o     real properties acquired as part of the trust with respect to defaulted mortgage loans.

         The related Governing Document also may provide that if a default on a mortgage loan in the related trust has occurred or, in the judgment of the related master servicer, a payment default is reasonably foreseeable, the related master servicer may elect to transfer the servicing of that mortgage loan, in whole or in part, to the related special servicer. When the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan, such as when the related borrower is paying in accordance with the forbearance arrangement entered into between the special servicer and that borrower, the master servicer will generally resume the servicing duties with respect to the particular mortgage loan.

                                       71

         A borrower's failure to make required mortgage loan payments may mean that operating income from the related real property is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related real property. In general, with respect to each series of offered certificates, the related special servicer will be required to monitor any mortgage loan in the related trust that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related real property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related real property and take any other actions as it deems necessary and appropriate. A significant period of time may elapse before a special servicer is able to assess the success of any corrective action or the need for additional initiatives. The time within which a special servicer can--

         o     make the initial determination of appropriate action;

         o     evaluate the success of corrective action;

         o     develop additional initiatives;

         o     institute foreclosure proceedings and actually foreclose; or

         o     accept a deed to a real property in lieu of foreclosure, on behalf of the certificateholders of the related series,

may vary considerably depending on the particular mortgage loan, the related real property, the borrower, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the related real property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the defaulted loan or to foreclose on the related real property for a considerable period of time.
See "Legal Aspects of Mortgage Loans--Bankruptcy Laws."

         A special servicer for one of our trusts may also perform limited duties with respect to mortgage loans in that trust for which the related master servicer is primarily responsible, such as--

         o     performing property inspections; and

         o     collecting and evaluating financial statements.

         A master servicer for one of our trusts may perform limited duties with respect to any mortgage loan in that trust for which the related special servicer is primarily responsible, such as--

         o     continuing to receive payments on the mortgage loan;

         o     making calculations with respect to the mortgage loan; and

         o     making remittances and preparing reports to the related trustee and/or certificateholders with respect to the mortgage loan.

         The duties of the master servicer and special servicer for your series will be more fully described in the related prospectus supplement.

         Unless we state otherwise in the related prospectus supplement, the master servicer for your series will be responsible for filing and settling claims with respect to particular mortgage loans for your series under any applicable instrument of credit support. See "Description of Credit Support" in this prospectus.

SUB-SERVICERS

         A master servicer or special servicer may delegate its servicing obligations to one or more third-party servicers or sub-servicers. However, unless we specify otherwise in the related prospectus supplement, the master servicer or special servicer will remain obligated under the related Governing
Document. Each sub-servicing agreement between a master

                                       72

servicer or special servicer, as applicable, and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Governing
Document. Any master servicer and special servicer for one of our trusts will each be required to monitor the performance of sub-servicers retained by it.

         Unless we specify otherwise in the related prospectus supplement, any master servicer or special servicer for one of our trusts will be solely liable for all fees owed by it to any sub-servicer, regardless of whether the master servicer's or special servicer's compensation under the related Governing
Document is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement from the master servicer or special servicer, as the case may be, that retained it, for expenditures which it makes, generally to the same extent the master servicer or special servicer would be reimbursed under the related
Governing Document.

COLLECTION OF PAYMENTS ON MORTGAGE-BACKED SECURITIES

         Unless we specify otherwise in the related prospectus supplement, if a mortgage-backed security is included among the trust assets underlying any series of offered certificates, then--

         o     that mortgage-backed security will be registered in the name of the related trustee or its designee;

         o     the related trustee will receive payments on that mortgage-backed security; and

         o     subject to any conditions described in the related prospectus supplement, the related trustee or a designated manager will, on behalf and at the expense of the trust, exercise all rights and remedies with respect to that mortgaged-backed security,
               including the prosecution of any legal action necessary in connection with any payment default.

MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL SERVICER, THE MANAGER AND US

         Unless we specify otherwise in the related prospectus supplement, no master servicer, special servicer or manager for any of our trusts may resign from its obligations in that capacity, except upon--

         o     the appointment of, and the acceptance of that appointment by, a successor to the resigning party and receipt by the related trustee of written confirmation from each applicable rating agency that the resignation and appointment will not result in a withdrawal or downgrade of any rating assigned by that rating agency to any class of certificates of the related series; or

         o     a determination that those obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by the resigning party.

         In general, no resignation will become effective until the related trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or manager, as the case may be.

         With respect to each series of offered certificates, we and the related master servicer, special servicer and/or manager, if any, will in each case be obligated to perform only those duties specifically required under the related
Governing Document.

         In no event will we or any master servicer, special servicer or manager for one of our trusts, or any of our or its respective members, managers, directors, officers, employees or agents, be under any liability to that trust or the related certificateholders for any action taken, or not taken, in good faith under the related Governing Document or for errors in judgment. Neither we nor any of those other persons or entities will be protected, however, against any liability that would otherwise be imposed by reason of--

         o     willful misfeasance, bad faith, or negligence in the performance of obligations or duties under the Governing Document for any series of offered certificates; or

         o     reckless disregard of those obligations and duties.

                                       73

         Furthermore, the Governing Document for each series of offered certificates will entitle us, the master servicer, special servicer and/or manager for the related trust, and our and their respective members, managers, directors, officers, employees and agents, to indemnification out of the related trust assets for any loss, liability or expense incurred in connection with any claim or legal action that relates to that Governing Document or series of offered certificates or to the related trust. The indemnification will not extend, however, to any loss, liability or expense--

         o     specifically required to be borne by the relevant party, without right of reimbursement, under the terms of that Governing
               Document;

         o     incurred in connection with any legal action against the relevant party resulting from any breach of a representation or warranty made in that Governing Document; or

         o     incurred in connection with any legal action against the relevant party resulting from any willful misfeasance, bad faith or negligence in the performance of obligations or duties under that
               Governing Document.

         Neither we nor any master servicer, special servicer or manager for the related trust will be under any obligation to appear in, prosecute or defend any legal action unless--

         o     the action is related to the respective responsibilities of that party under the Governing Document for the affected series of offered certificates; and

         o     either--

               1.   that party is specifically required to bear the expense of the action, or

               2.   the action will not, in its opinion, involve that party in any ultimate expense or liability for which it would not be reimbursed under the Governing Document for the affected
                    series of offered certificates.

         However, we and each of those other parties may undertake any legal action that may be necessary or desirable with respect to the enforcement or protection of the rights and duties of the parties to the Governing Document for any series of offered certificates and the interests of the certificateholders of that series under that Government Document. In that event, the legal expenses and costs of the action, and any liability resulting from the action, will be expenses, costs and liabilities of the related trust and payable out of related trust assets.

         With limited exception, any person or entity--

         o     into which we or any related master servicer, special servicer or manager may be merged or consolidated;

         o     resulting from any merger or consolidation to which we or any related master servicer, special servicer or manager is a party;
               or

         o     succeeding to our business or the business of any related master servicer, special servicer or manager,

will be the successor of us or that master servicer, special servicer or manager, as the case may be, under the Governing Document for a series of offered certificates.

         The compensation arrangements with respect to any master servicer, special servicer or manager for any of our trusts will be set forth in the related prospectus supplement. In general, that compensation will be payable out of the related trust assets.

EVENTS OF DEFAULT

         We will identify in the related prospectus supplement the various events of default under the Governing Document for each series of offered certificates for which any related master servicer, special servicer or manager may be terminated in that capacity.

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AMENDMENT

         The Governing Document for each series of offered certificates may be amended by the parties thereto, without the consent of any of the holders of those certificates, or of any non-offered certificates of the same series, for the following reasons--

         1.       to cure any ambiguity;

         2.       to correct, modify or supplement any provision in the
                  Governing Document which may be inconsistent with any other provision in that document or to correct any error;

         3.       to make any other provisions with respect to matters or
                  questions arising under the Governing Document that are not inconsistent with the existing provisions of that document;

         4.       to maintain a rating or ratings assigned to a series of
                  certificates.

         Further, the Governing Document may also provide that the parties to the Governing Document may amend it without the consent of the holders of certificates to modify, eliminate or add provisions that are necessary to maintain the qualification of any REMIC created under the Governing Document as a REMIC while certificates remain outstanding. Any action taken to maintain
REMIC status must be necessary or helpful to maintain REMIC status as evidenced by an opinion of counsel acceptable to the related trustee.

         The Governing Document may also provide that any amendment made to it must be accompanied by an opinion of counsel stating that the amendment will not adversely affect the REMIC status of any series of certificates.

         The prospectus supplement for an individual series of certificates may describe other or different provisions concerning the amendment of the Governing
Document.

         However, no amendment of the Governing Document for any series of offered certificates covered solely by clause 3. of the first paragraph of this
"--Amendment" section, may adversely affect in any material respect the interests of any holders of offered or non-offered certificates of that series as evidenced by an opinion of counsel acceptable to us and the trustee for the related series.

         In general, the Governing Document for a series of offered certificates may also be amended by the parties to that document, with the consent of the holders of offered and non-offered certificates representing, in total, not less than 51%, or any other percentage specified in the related prospectus supplement, of all the voting rights allocated to those classes of that series that are materially affected by the amendment. However, the Governing Document for a series of offered certificates may not be amended to--

         o     reduce in any manner the amount of, or delay the timing of, payments received on the related mortgage assets which are required to be distributed on any offered or non-offered
               certificate of that series without the consent of the holder of that certificate;

         o     adversely affect in any material respect the interests of the holders of any class of offered or non-offered certificates of that series in any other manner without the consent of the holders of all certificates of that class;

         o     modify the provisions of the Governing Document relating to amendments of that document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

         o     alter the servicing standard set forth in the Governing Document without the consent of the holders of all offered and non-offered certificates of that series then outstanding.

THE TRUSTEE

         The trustee for each series of offered certificates will be named in the related prospectus supplement. The commercial bank, banking association, banking corporation or trust company that serves as trustee for any series of offered certificates may have typical banking relationships with us and our affiliates and with any of the other parties to the related

                                       75

Governing Document and its affiliates. The related Governing Document requires that the trustee may not be affiliated with us, the master servicer or the special servicer, and that it must satisfy additional requirements concerning minimum capital and surplus.

DUTIES OF THE TRUSTEE

         The trustee for each series of offered certificates will not--

         o     make any representation as to the validity or sufficiency of those certificates, the related Governing Document or any
               underlying mortgage asset or related document; or

         o     be accountable for the use or application by or on behalf of any other party to the related Governing Document of any funds paid to that party with respect to those certificates or the
               underlying mortgage assets.

         If no event of default has occurred and is continuing under the related
Governing Document, the trustee for each series of offered certificates will be required to perform only those duties specifically required under the related
Governing Document. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it under the related
Governing Document, the trustee must examine those documents and determine whether they conform to the requirements of that Governing Document.

MATTERS REGARDING THE TRUSTEE

         As and to the extent described in the related prospectus supplement, the fees and normal disbursements of the trustee for any series of offered certificates may be the expense of the related master servicer or other specified person or may be required to be paid by the related trust assets.

         The trustee for each series of offered certificates will be entitled to indemnification, out of related trust assets, for any loss, liability or expense incurred by that trustee in connection with its acceptance or administration of its trusts under the related Governing Document.

         No trustee for any series of offered certificates will be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized by the related Governing Document.

         No trustee for any series of offered certificates will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Governing Document, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

         The trustee for each series of offered certificates will be entitled to execute any of its trusts or powers and perform any of its duties under the related Governing Document, either directly or by or through agents or attorneys. The trustee will not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed by it with due care.

RESIGNATION AND REMOVAL OF THE TRUSTEE

         The trustee for any series of offered certificates may resign at any time. We will be obligated to appoint a successor to a resigning trustee. We may also remove the trustee for any series of offered certificates if that trustee ceases to be eligible to continue under the related Governing Document or if that trustee becomes insolvent. Unless we indicate otherwise in the related prospectus supplement, the trustee for any series of offered certificates may also be removed at any time by the holders of the offered and non-offered certificates of that series evidencing not less than 51%, or any other percentage specified in the related prospectus supplement, of the voting rights for that series. However, if the removal was without cause, the certificateholders effecting the removal may be responsible for any costs and expenses incurred by the terminated trustee in connection with its removal. Any resignation or removal of a trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

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                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

         Credit support may be provided with respect to one or more classes of the offered certificates of any series or with respect to the related mortgage assets. That credit support may be in the form of any of the following--

         o     the subordination of one or more other classes of certificates of the same series;

         o     the use of a letter of credit, a surety bond, an insurance policy, a guarantee or a credit derivative;

         o     the establishment of one or more reserve funds; or

         o     any combination of the foregoing.

         If and to the extent described in the related prospectus supplement, any of the above forms of credit support may provide credit enhancement for non-offered certificates, as well as offered certificates, or for more than one series of certificates.

         If you are the beneficiary of any particular form of credit support, that credit support may not protect you against all risks of loss and will not guarantee payment to you of all amounts to which you are entitled under your offered certificates. If losses or shortfalls occur that exceed the amount covered by that credit support or that are of a type not covered by that credit support, you will bear your allocable share of deficiencies. Moreover, if that credit support covers the offered certificates of more than one class or series and total losses on the related mortgage assets exceed the amount of that credit support, it is possible that the holders of offered certificates of other classes and/or series will be disproportionately benefited by that credit support to your detriment.

         If you are the beneficiary of any particular form of credit support, we will include in the related prospectus supplement a description of the following--

         o     the nature and amount of coverage under that credit support;

         o     any conditions to payment not otherwise described in this
               prospectus;

         o     any conditions under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced; and

         o     the material provisions relating to that credit support.

         Additionally, we will set forth in the related prospectus supplement information with respect to the obligor, if any, under any instrument of credit support.

SUBORDINATE CERTIFICATES

         If and to the extent described in the related prospectus supplement, one or more classes of certificates of any series may be subordinate to one or more other classes of certificates of that series. If you purchase subordinate certificates, your right to receive payments out of collections and advances on the related trust assets on any payment date will be subordinated to the corresponding rights of the holders of the more senior classes of certificates.
If and to the extent described in the related prospectus supplement, the subordination of a class of certificates may not cover all types of losses or shortfalls. In the related prospectus supplement, we will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which that subordination will be available.

         If the mortgage assets in any trust established by us are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that payments be made on senior certificates evidencing interests in one group of those mortgage assets prior to payments on

                                       77

subordinate certificates evidencing interests in a different group of those mortgage assets. We will describe in the related prospectus supplement the manner and conditions for applying any cross-support provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

         The mortgage loans included in any trust established by us may be covered for some default risks by insurance policies or guarantees. If so, we will describe in the related prospectus supplement the nature of those default risks and the extent of that coverage.

LETTERS OF CREDIT

         If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by one or more letters of credit, issued by a bank or other financial institution specified in the related prospectus supplement. The issuer of a letter of credit will be obligated to honor draws under that letter of credit in a total fixed dollar amount, net of unreimbursed payments under the letter of credit, generally equal to a percentage specified in the related prospectus supplement of the total principal balance of some or all of the related mortgage assets as of the date the related trust was formed or of the initial total principal balance of one or more classes of certificates of the applicable series. The letter of credit may permit draws only in the event of select types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit issuer under the letter of credit for any series of offered certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the related trust.

CERTIFICATE INSURANCE AND SURETY BONDS

         If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, with respect to one or more classes of the offered certificates of the related series, timely payments of interest and principal or timely payments of interest and payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related prospectus supplement. We will describe in the related prospectus supplement any limitations on the draws that may be made under any of those instruments.

CREDIT DERIVATIVES

         If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by credit derivatives, such as credit default swaps and total return swaps. A credit derivative is a financial instrument designed to offset losses and shortfalls derived from the credit risk of an underlying or reference asset or the credit risk of an underlying or reference credit. We will describe in the related prospectus supplement when and how payments are made under the particular instrument and the specific credit risk that is being covered.

RESERVE FUNDS

         If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered, to the extent of available funds, by one or more reserve funds in which cash, a letter of credit, permitted investments, a demand note or a combination of the foregoing, will be deposited, in the amounts specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, the reserve fund for the related series of offered certificates may also be funded over time.

         Amounts on deposit in any reserve fund for a series of offered certificates will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, reserve funds may be established to provide protection only against select types of losses and shortfalls. Following each payment date for the related series of offered certificates, amounts in a reserve fund in excess of any required balance may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

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CREDIT SUPPORT WITH RESPECT TO MBS

         If and to the extent described in the related prospectus supplement, any mortgage-backed security included in one of our trusts and/or the mortgage loans that back that security may be covered by one or more of the types of credit support described in this prospectus. We will specify in the related prospectus supplement, as to each of those forms of credit support, the information indicated above with respect to that mortgage-backed security, to the extent that the information is material and available.

                         LEGAL ASPECTS OF MORTGAGE LOANS

         Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by multifamily and commercial properties in the
United States, its territories and possessions. However, some of those mortgage loans may be secured by multifamily and commercial properties outside the United
States, its territories and possessions.

         The following discussion contains general summaries of select legal aspects of mortgage loans secured by multifamily and commercial properties in the United States. Because these legal aspects are governed by applicable state law, which may differ substantially from state to state, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all jurisdictions in which the security for the mortgage loans underlying the offered certificates is situated. Accordingly, you should be aware that the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Assets--Mortgage
Loans."

         If a significant percentage of mortgage loans underlying a series of offered certificates are secured by properties in a particular state, we will discuss the relevant state laws, to the extent they vary materially from this discussion, in the related prospectus supplement.

GENERAL

         Each mortgage loan underlying a series of offered certificates will be evidenced by a note or bond and secured by an instrument granting a security interest in real property. The instrument granting a security interest in real property may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which that real property is located. Mortgages, deeds of trust and deeds to secure debt are often collectively referred to in this prospectus as "mortgages." A mortgage creates a lien upon, or grants a title interest in, the real property covered by the mortgage, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on--

         o     the terms of the mortgage;

         o     the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property;

         o     the knowledge of the parties to the mortgage; and

         o     in general, the order of recordation of the mortgage in the appropriate public recording office.

         However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

         There are two parties to a mortgage--

         o     a mortgagor, who is the owner of the encumbered interest in the real property; and

         o     a mortgagee, who is the lender.

         In general, the mortgagor is also the borrower.

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         In contrast, a deed of trust is a three-party instrument. The parties to a deed of trust are--

         o     the trustor, who is the equivalent of a mortgagor;

         o     the trustee to whom the real property is conveyed; and

         o     the beneficiary for whose benefit the conveyance is made, who is the lender.

         Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note.

         A deed to secure debt typically has two parties. Under a deed to secure debt, the grantor, who is the equivalent of a mortgagor, conveys title to the real property to the grantee, who is the lender, generally with a power of sale, until the debt is repaid.

         Where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation.

         The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by--

         o     the express provisions of the related instrument;

         o     the law of the state in which the real property is located;

         o     various federal laws; and

         o     in some deed of trust transactions, the directions of the
               beneficiary.

INSTALLMENT CONTRACTS

         The mortgage loans underlying your offered certificates may consist of installment contracts. Under an installment contract the seller retains legal title to the property and enters into an agreement with the purchaser for payment of the purchase price, plus interest, over the term of the installment contract. Only after full performance by the borrower of the contract is the seller obligated to convey title to the real estate to the purchaser. During the period that the installment contract is in effect, the purchaser is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

         The seller's enforcement of an installment contract varies from state to state. Generally, installment contracts provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser's equitable interest in the property is forfeited. The seller in this situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the purchaser has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of purchaser default during the early years of an installment contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property.

         However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the purchaser may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a purchaser with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the seller's procedures for obtaining possession and clear title under an installment contract for the sale of real

                                       80

estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

LEASES AND RENTS

         A mortgage that encumbers an income-producing property often contains an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases. Under an assignment of rents and leases, the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived from each lease. However, the borrower retains a revocable license to collect the rents, provided there is no default and the rents are not directly paid to the lender. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

         In most states, hotel and motel room rates are considered accounts receivable under the UCC. Room rates are generally pledged by the borrower as additional security for the loan when a mortgage loan is secured by a hotel or motel. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured by hotels or motels may be included in one of our trusts even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. A lender will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default, even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law.

         In the bankruptcy setting, the lender will be stayed from enforcing its rights to collect hotel and motel room rates. However, the room rates will constitute cash collateral and cannot be used by the bankrupt borrower--

         o     without a hearing or the lender's consent; or

         o     unless the lender's interest in the room rates is given adequate protection.

         For purposes of the foregoing, the adequate protection may include a cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the bankrupt borrower proposes to use. See "--Bankruptcy Laws" below.

PERSONALTY

         Some types of income-producing real properties, such as hotels, motels and nursing homes, may include personal property, which may, to the extent it is owned by the borrower and not previously pledged, constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest in the personal property and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured in part by personal property may be included in one of our trusts even if the security interest in the personal property was not perfected or the requisite UCC filings were allowed to lapse.

FORECLOSURE

         General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property security at public auction to satisfy the indebtedness.

         Foreclosure Procedures Vary From State to State. The two primary methods of foreclosing a mortgage are--

         o     judicial foreclosure, involving court proceedings; and

         o     nonjudicial foreclosure under a power of sale granted in the mortgage instrument.

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         Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

         A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed. A foreclosure action sometimes requires several years to complete.

         Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, a lender initiates the action by the service of legal pleadings upon--

         o     all parties having a subordinate interest of record in the real property; and

         o     all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage.

         Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. The court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property upon successful completion of a judicial foreclosure proceeding. The proceeds of that public sale are used to satisfy the judgment. The procedures that govern these public sales vary from state to state.

         Equitable and Other Limitations on Enforceability of Particular
Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions.
These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on these principles, a court may--

         o     alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching;

         o     require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan;

         o     require the lender to reinstate a loan or recast a payment schedule in order to accommodate a borrower that is suffering from a temporary financial disability; or

         o     limit the right of the lender to foreclose in the case of a nonmonetary default, such as--

               1.   a failure to adequately maintain the mortgaged property, or

               2.   an impermissible further encumbrance of the mortgaged
                    property.

         Some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have--

         o     upheld the reasonableness of the notice provisions; or

         o     found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

         In addition, some states may have statutory protection such as the right of the borrower to reinstate its mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.

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         Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following--

         o     a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower; and

         o     notice of sale is given in accordance with the terms of the deed of trust and applicable state law.

         In some states, prior to a nonjudicial public sale, the trustee under the deed of trust must--

         o     record a notice of default and notice of sale; and

         o     send a copy of those notices to the borrower and to any other party who has recorded a request for a copy of them.

In addition, in some states, the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders.
A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. Some states require a reinstatement period during which the borrower or junior lienholder may have the right to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

         Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of--

         o     the difficulty in determining the exact status of title to the property due to, among other things, redemption rights that may exist; and

         o     the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings.

         As a result of the foregoing, it is common for the lender to purchase the mortgaged property and become its owner, subject to the borrower's right in some states to remain in possession during a redemption period. In that case, the lender will have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make repairs necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Whether, the ultimate proceeds of the sale of the property equal the lender's investment in the property depends upon market conditions. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on the related mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

         The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens. In addition, it may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. Furthermore, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

         Rights of Redemption.  The purposes of a foreclosure action are--

         o     to enable the lender to realize upon its security; and

         o     to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercising their equity of redemption.

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         The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties to the foreclosure proceeding in order for their equity of redemption to be terminated.

         The equity of redemption is a common-law, nonstatutory right which should be distinguished from post-sale statutory rights of redemption. In some states, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property after sale under a deed of trust or foreclosure of a mortgage. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. A statutory right of redemption will diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Anti-Deficiency Legislation. Some or all of the mortgage loans underlying a series of offered certificates may be nonrecourse loans. Recourse in the case of a default on a non-recourse mortgage loan will be limited to the mortgaged property and any other assets that were pledged to secure the mortgage loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states, a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security, but in doing so, the lender may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders will usually proceed first against the security in states where an election of remedy provision exists. Finally, other statutory provisions limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale. These other statutory provisions are intended to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale.

         Leasehold Considerations. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a mortgage on the borrower's leasehold interest under a ground lease. Leasehold mortgage loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease--

         o     requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them;

         o     permits the leasehold estate to be assigned to and by the
               leasehold mortgagee or the purchaser at a foreclosure sale; and

         o     contains other protective provisions typically required by prudent lenders to be included in a ground lease.

         Some mortgage loans underlying a series of offered certificates, however, may be secured by ground leases which do not contain these provisions.

         Cooperative Shares. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases belonging to those shares, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Loans secured in this manner are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Loans secured in this manner typically are subordinate to the mortgage, if any, on the cooperative's building. That mortgage, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative is subject to various regulations as well as to restrictions under the governing documents of the cooperative. The shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid.
Typically, a recognition agreement

                                       84

between the lender and the cooperative provides, among other things, that the lender may cure a default under a proprietary lease.

         Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the
UCC requires that a sale be conducted in a commercially reasonable manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary leases.

BANKRUPTCY LAWS

         Operation of the U.S. Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral or to enforce a deficiency judgment. For example, under the U.S. Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt are automatically stayed upon the filing of the bankruptcy petition. Often, no interest or principal payments are made during the course of the bankruptcy case. The delay caused by an automatic stay and its consequences can be significant. Also, under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

         Under the U.S. Bankruptcy Code, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified provided that substantive and procedural safeguards protective of the lender are met. A bankruptcy court may, among other things--

         o     reduce the secured portion of the outstanding amount of the loan to the then-current value of the property, thereby leaving the lender a general unsecured creditor for the difference between the then-current value of the property and the outstanding balance of the loan;

         o     reduce the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule, with or without affecting the unpaid
               principal balance of the loan;

         o     extend or shorten the term to maturity of the loan;

         o     permit the bankrupt borrower to cure of the subject loan default by paying the arrearage over a number of years; or

         o     permit the bankrupt borrower, through its rehabilitative plan, to reinstate the loan payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

         Federal bankruptcy law may also interfere with or affect the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. A lender may be stayed from enforcing the assignment under the U.S. Bankruptcy Code. In addition, the legal proceedings necessary to resolve the issue could be time-consuming, and result in delays in the lender's receipt of the rents. However, recent amendments to the U.S.
Bankruptcy Code may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of cash collateral as noted above, the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of some states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

                                       85

         A borrower's ability to make payment on a mortgage loan may be impaired by the commencement of a bankruptcy case relating to the tenant under a lease of the related property. Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a tenant results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for--

         o     past due rent;

         o     accelerated rent;

         o     damages; or

         o     a summary eviction order with respect to a default under the lease that occurred prior to the filing of the tenant's
               bankruptcy petition.

         In addition, the U.S. Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court--

         o     assume the lease and either retain it or assign it to a third party; or

         o     reject the lease.

         If the lease is assumed, the trustee, debtor-in-possession or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with adequate assurance of future performance.
These remedies may be insufficient, and any assurances provided to the lessor may be inadequate. If the lease is rejected, the lessor will be treated, except potentially to the extent of any security deposit, as an unsecured creditor with respect to its claim for damages for termination of the lease. The U.S.
Bankruptcy Code also limits a lessor's damages for lease rejection to--

         o     the rent reserved by the lease without regard to acceleration for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease; plus

         o     unpaid rent to the earlier of the surrender of the property or the lessee's bankruptcy filing.

ENVIRONMENTAL CONSIDERATIONS

         General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Those environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In some circumstances, a lender may decide to abandon a contaminated real property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

         Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, that lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to that superlien.

         CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of the property or the operations of the borrower. Liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of the contaminated mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or
"operator," however, is a person who, without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest. This is the so called "secured creditor exemption."

                                       86

         The Asset Conservation, Lender Liability and Deposit Insurance Act of
1996 amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Lender Liability Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption.
In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Lender Liability Act provides that
"merely having the capacity to influence, or unexercised right to control"
operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if--

         o     it exercises decision-making control over a borrower's
               environmental compliance and hazardous substance handling and disposal practices; or

         o     assumes day-to-day management of operational functions of a mortgaged property.

         The Lender Liability Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure, provided that the lender seeks to sell that property at the earliest practicable commercially reasonable time on commercially reasonable terms.

         Other Federal and State Laws. Many states have statutes similar to
CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and
Recovery Act.

         Some federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. These laws, as well as common law standards, may--

         o     impose liability for releases of or exposure to
               asbestos-containing materials; and

         o     provide for third parties to seek recovery from owners or
               operators of real properties for personal injuries associated with those releases.

         Federal law requires owners of residential housing constructed prior to
1978 to disclose to potential residents or purchasers any known lead-based paint hazards and will impose treble damages for any failure to disclose. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning. If lead-based paint hazards exist at a property, then the owner of that property may be held liable for injuries and for the costs of removal or encapsulation of the lead-based paint.

         In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

         Beyond statute-based environmental liability, there exist common law causes of action related to hazardous environmental conditions on a property, such as actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property. While it may be more difficult to hold a lender liable under common law causes of action, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

         Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. These costs may jeopardize the borrower's ability to meet its loan obligations.

         Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard. However, that individual or entity may be without substantial assets. Accordingly, it is possible that the costs could become a liability of the related trust and occasion a loss to the related certificateholders.

         If the operations on a foreclosed property are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. This compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

                                       87

         In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure.
This disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

         Some or all of the mortgage loans underlying a series of offered certificates may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the a mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce these clauses in many states. However, the Garn-St Germain
Depository Institutions Act of 1982 generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to the limitations prescribed in that Act and the regulations promulgated thereunder.

JUNIOR LIENS; RIGHTS OF HOLDERS OF SENIOR LIENS

         Any of our trusts may include mortgage loans secured by junior liens, while the loans secured by the related senior liens may not be included in that trust. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior loans and the junior loan.

         In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied as follows--

         o     first, to the payment of court costs and fees in connection with the foreclosure;

         o     second, to real estate taxes;

         o     third, in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens; and

         o     last, in satisfaction of all principal, interest, prepayment and acceleration penalties, if any, and any other sums due and owing to the holder of the junior liens.

SUBORDINATE FINANCING

         Some mortgage loans underlying a series of offered certificates may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or the restrictions may be unenforceable.
Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to the following additional risks--

         o     the borrower may have difficulty servicing and repaying multiple loans;

         o     if the subordinate financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan;

         o     acts of the senior lender that prejudice the junior lender or impair the junior lender's security, such as the senior lender's agreeing to an increase in the principal amount of or the
               interest rate payable on the senior loan, may create a superior equity in favor of the junior lender;

         o     if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

         o     the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

                                       88

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

         Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made.
They may also contain provisions that prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment premium, fee or charge. In some states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment premiums, fees and charges upon an involuntary prepayment is unclear under the laws of many states.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary
Control Act of 1980 provides that state usury limitations shall not apply to various types of residential, including multifamily, first mortgage loans originated by particular lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

AMERICANS WITH DISABILITIES ACT

         Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, owners of public accommodations, such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments, must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals.
The "readily achievable" standard takes into account, among other factors, the financial resources of the affected property owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, because the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender that is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

SERVICEMEMBERS CIVIL RELIEF ACT

         Under the terms of the Servicemembers Civil Relief Act (formerly the
Soldiers' and Sailors' Civil Relief Act of 1940), as amended (the "Relief Act"), a borrower who enters military service after the origination of the borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan), upon notification by the borrower, will not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status. In addition to adjusting the interest, the lender must forgive any such interest in excess of 6% unless a court or administrative agency orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and
officers of the U.S. Public Health Service or the National Oceanic and
Atmospheric Administration assigned to duty with the military. Because the
Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act.

         Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on an affected mortgage loan. Any shortfalls in interest collections resulting from the application of the Relief
Act would result in a reduction of the amounts payable to the holders of certificates of the related series, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the
Relief Act imposes limitations that would impair the ability of a master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status and, under some circumstances, during an additional three month period after the active duty status ceases.

                                       89

FORFEITURES IN DRUG AND RICO PROCEEDINGS

         Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and
Corrupt Organizations statute can be seized by the government if the property was used in, or purchased with the proceeds of, those crimes. Under procedures contained in the comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that--

         o     its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based; or

         o     the lender was, at the time of execution of the mortgage,
               "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

         This is a general discussion of the material federal income tax consequences of owning the offered certificates. To the extent it relates to matters of law or legal conclusions, it represents the opinion of our counsel, subject to any qualifications as may be expressed in this discussion. Unless we otherwise specify in the related prospectus supplement, our counsel for each series will be Cadwalader, Wickersham & Taft LLP or Sidley Austin Brown & Wood
LLP (as provided in the related prospectus supplement).

         This discussion is directed to certificateholders that hold the offered certificates as "capital assets" within the meaning of Section 1221 of the
Internal Revenue Code of 1986, which we will refer to throughout this "Federal
Income Tax Consequences" section as the "Code". This section does not discuss all federal income tax consequences that may be relevant to owners of offered certificates, particularly as to investors subject to special treatment under the Code, including--

         o     banks;

         o     insurance companies; and

         o     foreign investors.

         This discussion and any legal opinions referred to in this discussion are based on authorities that can change, or be differently interpreted, with possible retroactive effect. No rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below.
Accordingly, the IRS may take contrary positions.

         Investors and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is--

         o     given with respect to events that have occurred at the time the advice is rendered; and

         o     is directly relevant to the determination of an entry on a tax return.

         Accordingly, even if this discussion addresses an issue regarding the tax treatment of the owner of the offered certificates, investors should consult their own tax advisors regarding that issue. Investors should do so not only as to federal taxes, but also state and local taxes. See "State and Other Tax
Consequences".

                                       90

         The following discussion addresses securities of two general types--

         o     "REMIC certificates" representing interests in a trust, or a portion thereof, as to which a specified person or entity will make a "real estate mortgage investment conduit", or "REMIC", election under Sections 860A through 860G of the Code; and

         o     "grantor trust certificates" representing interests in a trust or a portion thereof, as to which no REMIC election will be made.

         We will indicate in the prospectus supplement for each series whether the related trustee, another party to the related Governing Document or an agent appointed by that trustee or other party, in any event, a tax administrator, will make a REMIC election for the related trust. If the related tax administrator is required to make a REMIC election, we also will identify in the related prospectus supplement all regular interests and residual interests in the resulting REMIC.

         The following discussion is limited to certificates offered under this prospectus. In addition, this discussion applies only to the extent that the related trust or a portion thereof holds only mortgage loans. If a trust holds assets other than mortgage loans, such as mortgage-backed securities, we will disclose in the related prospectus supplement the tax consequences associated with those other assets being included. In addition, if agreements other than guaranteed investment contracts are included in a trust to provide interest rate protection for the related offered certificates, the anticipated material tax consequences associated with those agreements also will be discussed in the related prospectus supplement. See "Description of the Trust
Assets--Arrangements Providing Reinvestment, Interest Rate and Currency Related
Protection".

         The following discussion is based in part on the rules governing original issue discount in Sections 1271-1273 and 1275 of the Code and in the
Treasury regulations issued under those sections. It is also based in part on the rules governing REMICs in Sections 860A-860G of the Code and in the Treasury
regulations issued under those sections, which we will refer to as the "REMIC
Regulations". The regulations relating to original issue discount do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the offered certificates.

REMICS

         General. With respect to each series of offered certificates as to which the related tax administrator will make a REMIC election, our counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Governing Document, and subject to certain assumptions set forth in the opinion--

         o     the related trust, or the relevant designated portion of the trust, will qualify as a REMIC; and

         o     those offered certificates of that series will be considered to evidence ownership of--

               1.   REMIC "regular interests", or

               2.   REMIC "residual interests".

         We refer in this discussion to--

         o     certificates that evidence REMIC "regular interests" as the
               "REMIC regular certificates"; and

         o     certificates that represent REMIC "residual interests" as the
               "REMIC residual certificates".

         If an entity electing to be treated as a REMIC fails to comply with the ongoing requirements of the Code for REMIC status, it may lose its REMIC status.
If so, the entity may become taxable as a corporation. Therefore, the related certificates may not be given the tax treatment summarized below. Although the
Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, the Treasury Department has not done so. Any relief mentioned above, moreover, may be accompanied by sanctions. These sanctions could include the imposition of a corporate tax on all or a portion of a trust's income for the period in which the requirements for REMIC status are not satisfied. The Governing Document with respect to each
REMIC will include provisions designed to maintain its status as a REMIC under the Code.

                                       91

         Qualification as a REMIC. In order to qualify as a REMIC, an entity must comply with the requirements set forth in the Code. The REMIC must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC, as of the close of the third calendar month beginning after the "Startup Day" and at all times thereafter, may consist of assets other than
"qualified mortgages" and "permitted investments". The "Startup Day" for the purposes of this discussion is the date of issuance of the REMIC certificates.
The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the
REMIC's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "Disqualified Organizations" and must furnish applicable tax information to transferors or agents that violate this requirement. The Governing Document for each series will contain a provision designed to meet this requirement. See "--Sales of REMIC Certificates" and
"--Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain
Organizations" below.

         A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC on the
Startup Day or is either purchased by the REMIC within a three-month period thereafter or represents an increase in the loan advanced to the obligor under its original terms, in either case pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include--

         o     whole mortgage loans, such as the mortgage loans;

         o     certificates of beneficial interest in a grantor trust that holds mortgage loans, including certain mortgage backed securities;

         o     regular interests in another REMIC, such as mortgage backed securities in a trust as to which a REMIC election has been made;

         o     loans secured by timeshare interests and loans secured by shares held by a tenant stockholder in a cooperative housing
               corporation, provided, in general that:

               1.   the fair market value of the real property security
                    (including buildings and structural components) is at least
                    80% of the principal balance of the related mortgage loan or mortgage loan underlying the mortgage certificate either at origination or as of the Startup Day (an original
                    loan-to-value ratio of not more than 125% with respect to
                    the real property security); or

               2.   substantially all the proceeds of the mortgage loan or the underlying mortgage loan were used to acquire, improve or
                    protect an interest in real property that, at the
                    origination date, was the only security for the mortgage
                    loan or underlying mortgage loan.

If the mortgage loan has been significantly modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in (1) above as of the date of the last significant modification or at closing. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC on the Startup Day and that is received either--

         o     in exchange for any qualified mortgage within a three-month period thereafter; or

         o     in exchange for a "defective obligation" within a two-year period thereafter.

A "defective obligation" includes--

         o     a mortgage in default or as to which default is reasonably foreseeable;

         o     a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC has been breached;

         o     a mortgage that was fraudulently procured by the mortgagor; and

                                       92

         o     a mortgage that was not in fact principally secured by real property (but only if the mortgage is disposed of within 90 days of discovery).

         Permitted investments include cash flow investments, qualified reserve assets and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC to provide for payments of expenses of the REMIC or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. In addition, a reserve fund (limited to not more than 50% of the REMIC's initial assets) may be used to provide a source of funds for the purchase of increases in the balances of qualified mortgages pursuant to their terms. The reserve fund will be disqualified if more than 30% of the gross income from the assets in the fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced
"promptly and appropriately" to the extent no longer required. Foreclosure property is real property acquired by the REMIC in connection with the default or imminent default of a qualified mortgage, provided that we had no knowledge that the mortgage loan would go into default at the time it was transferred to the REMIC. Foreclosure property generally must be disposed of prior to the close of the third calendar year following the acquisition of the property by the
REMIC, with an extension that may be granted by the IRS.

         In addition to the foregoing requirements, the various interests in a
REMIC also must meet certain requirements. All of the interests in a REMIC must be either of the following--

         o     one or more classes of regular interests; or

         o     a single class of residual interests on which distributions, if any, are made pro rata.

         A regular interest is an interest in a REMIC that is issued on the
Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. The specified portion may consist of--

         o     a fixed number of basis points;

         o     a fixed percentage of the total interest; or

         o     a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or
               qualified variable rate.

         The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC may be treated as a regular interest even if payments of principal with respect to that interest are subordinated to payments on other regular interests or the residual interest in the REMIC, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC or prepayment interest shortfalls. Accordingly, the REMIC regular certificates of a series will constitute one or more classes of regular interests, and the REMIC residual certificates for each REMIC of that series will constitute a single class of residual interests on which distributions are made pro rata.

                                       93

         Characterization of Investments in REMIC Certificates. Unless we state otherwise in the related prospectus supplement, the offered certificates that are REMIC certificates will be treated as--

         o     "real estate assets" within the meaning of Section 856(c)(5)(B)
               of the Code in the hands of a real estate investment trust; and

         o     "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Code in the hands of a thrift institution,

in the same proportion that the assets of the related REMIC are so treated.

         However, to the extent that the REMIC assets constitute mortgage loans on property not used for residential or certain other prescribed purposes, the related offered certificates will not be treated as assets qualifying under
Section 7701(a)(19)(C). If 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the related offered certificates will qualify for the corresponding status in their entirety for that calendar year.

         In addition, unless provided otherwise in the related prospectus supplement, offered certificates that are REMIC regular certificates will be
"qualified mortgages" within the meaning of Section 860G(a)(3) of the Code in the hands of another REMIC.

         Finally, interest, including original issue discount, on offered certificates that are REMIC regular certificates, and income allocated to offered certificates that are REMIC residual certificates, will be interest described in Section 856(c)(3)(B) of the Code if received by a real estate investment trust, to the extent that these certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code.

         The related tax administrator will determine the percentage of the
REMIC's assets that constitute assets described in the above-referenced sections of the Code with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar quarter. The related tax administrator will report those determinations to certificateholders in the manner and at the times required by applicable
Treasury regulations.

         The assets of the REMIC will include, in addition to mortgage loans, collections on mortgage loans held pending payment on the related offered certificates and any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts, would be considered to be part of the mortgage loans, or whether these assets otherwise would receive the same treatment as the mortgage loans for purposes of the above-referenced sections of the Code. In addition, in some instances, the mortgage loans may not be treated entirely as assets described in those sections of the Code. If so, we will describe in the related prospectus supplement those mortgage loans that are characterized differently. The Treasury regulations do provide, however, that cash received from collections on mortgage loans held pending payment is considered part of the mortgage loans for purposes of Section
856(c)(5)(B) of the Code, relating to real estate investment trusts.

         To the extent a REMIC certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate, and therefore--

         o     a portion of that certificate may not represent ownership of
               "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Code;

         o     a portion of that certificate may not represent ownership of
               "real estate assets" under Section 856(c)(5)(B) of the Code; and

         o     the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code.

                                       94

         Tiered REMIC Structures. For certain series of REMIC certificates, the related tax administrator may make two or more REMIC elections as to the related trust for federal income tax purposes. As to each of these series of REMIC certificates, our counsel will opine that each portion of the related trust as to which a REMIC election is to be made will qualify as a REMIC. Each of these series will be treated as one REMIC solely for purposes of determining--

         o     whether the related REMIC certificates will be "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code;

         o     whether the related REMIC certificates will be "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the
               Code; and

         o     whether the interest/income on the related REMIC certificates is interest described in Section 856(c)(3)(B) of the Code.

         Taxation of Owners of REMIC Regular Certificates.

         General. Except as otherwise stated in this discussion, the Code treats
REMIC regular certificates as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Holders of REMIC regular certificates that otherwise report income under the cash method of accounting must nevertheless report income with respect to REMIC regular certificates under the accrual method.

         Original Issue Discount. Certain REMIC regular certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC regular certificates issued with original issue discount generally will have to include original issue discount in income as it accrues, in accordance with the constant yield method described below, prior to the receipt of the cash attributable to that income. The IRS has issued regulations under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. Section
1272(a)(6) of the Code provides special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The
Treasury Department has not issued final regulations under that section. You should be aware, however, that Section 1272(a)(6) and the regulations under
Sections 1271 to 1275 of the Code do not adequately address certain issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your certificates.

         The Code requires, in computing the accrual of original issue discount on REMIC regular certificates, that a reasonable assumption be used concerning the rate at which borrowers will prepay the mortgage loans held by the related
REMIC. Further, adjustments must be made in the accrual of that original issue discount to reflect differences between the prepayment rate actually experienced and the assumed prepayment rate. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations that the Treasury Department has not yet issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations should provide that the prepayment assumption used with respect to a REMIC regular certificate is determined once, at initial issuance, and must be the same as that used in pricing. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither we nor any other person will make any representation that the mortgage loans underlying any series of REMIC regular certificates will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or that the
IRS will not challenge on audit the prepayment assumption used.

         The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price.

         The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of those certificates are sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the related date of initial issuance of those certificates, the issue price for that class will be the fair market value of that class on the date of initial issuance.

                                       95

         Under the Treasury regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than qualified stated interest. Qualified stated interest is interest that is unconditionally payable at least annually, during the entire term of the instrument, at--

         o     a single fixed rate;

         o     a qualified floating rate;

         o     an objective rate;

         o     a combination of a single fixed rate and one or more qualified floating rates;

         o     a combination of a single fixed rate and one qualified inverse floating rate; or

         o     a combination of qualified floating rates that does not operate in a manner that accelerates or defers interest payments on the
               REMIC regular certificate.

         In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of those certificates. If the original issue discount rules apply to those certificates, we will describe in the related prospectus supplement the manner in which those rules will be applied with respect to those certificates in preparing information returns to the certificateholders and the IRS.

         Certain classes of REMIC regular certificates may provide that the first interest payment with respect to those certificates be made more than one month after the date of initial issuance, a period that is longer than the subsequent monthly intervals between interest payments. Assuming the accrual period for original issue discount is the monthly period that ends on each payment date, then, as a result of this long first accrual period, some or all interest payments may be required to be included in the stated redemption price of the REMIC regular certificate and accounted for as original issue discount.
Because interest on REMIC regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the
REMIC regular certificates.

         In addition, if the accrued interest to be paid on the first payment date is computed with respect to a period that begins prior to the date of initial issuance, a portion of the purchase price paid for a REMIC regular certificate will reflect that accrued interest. In those cases, information returns provided to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued prior to the date of initial issuance is treated as part of the overall cost of the REMIC regular certificate. Therefore, the portion of the interest paid on the first payment date in excess of interest accrued from the date of initial issuance to the first payment date is included in the stated redemption price of the REMIC regular certificate. However, the Treasury regulations state that all or some portion of this accrued interest may be treated as a separate asset, the cost of which is recovered entirely out of interest paid on the first payment date. It is unclear how an election to do so would be made under these regulations and whether this election could be made unilaterally by a certificateholder.

         Notwithstanding the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of a REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the certificate, by multiplying--

         o     the number of complete years, rounding down for partial years, from the date of initial issuance, until that payment is expected to be made, presumably taking into account the prepayment
               assumption; by

         o     a fraction--

               1.   the numerator of which is the amount of the payment, and

               2.   the denominator of which is the stated redemption price at maturity of the certificate.

                                       96

         Under the Treasury regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called teaser interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of:

         o     the total amount of the de minimis original issue discount, and

         o     a fraction--

               1.   the numerator of which is the amount of the principal
                    payment, and

               2.   the denominator of which is the outstanding stated principal amount of the subject REMIC regular certificate.

         The Treasury regulations also would permit you to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market
Discount" below for a description of that election under the applicable Treasury regulations.

         If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the daily portions of original issue discount for each day during its taxable year on which it held the certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC regular certificate, the daily portions of original issue discount will be determined as described below.

         As to each accrual period, the related tax administrator will calculate the original issue discount that accrued during that accrual period. For these purposes, an accrual period is, unless we otherwise state in the related prospectus supplement, the period that begins on a date that corresponds to a payment date, or in the case of the first accrual period, begins on the date of initial issuance, and ends on the day immediately preceding the following payment date. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of--

         o     the sum of--

               1.   the present value, as of the end of the accrual period, of all of the payments remaining to be made on the subject
                    REMIC regular certificate, if any, in future periods,
                    presumably taking into account the prepayment assumption,
                    and

               2.   the payments made on that certificate during the accrual
                    period of amounts included in the stated redemption price;
                    over

         o     the adjusted issue price of the subject REMIC regular certificate at the beginning of the accrual period.

The adjusted issue price of a REMIC regular certificate is--

         o     the issue price of the certificate; increased by

         o     the aggregate amount of original issue discount previously accrued on the certificate; reduced by

         o     the amount of all prior payments of amounts included in its stated redemption price.

The present value of the remaining payments referred to in item 1 of the second preceding sentence, will be calculated--

         o     assuming that payments on the REMIC regular certificate will be received in future periods based on the related mortgage loans being prepaid at a rate equal to the prepayment assumption;

         o     using a discount rate equal to the original yield to maturity of the certificate, based on its issue price and the assumption that the related mortgage loans will be prepaid at a rate equal to the prepayment assumption; and

                                       97

         o     taking into account events, including actual prepayments, that have occurred before the close of the accrual period.

         The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

         A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, that is less than its remaining stated
redemption price, will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate.
However, the daily portion will be reduced, if the cost is in excess of its adjusted issue price, in proportion to the ratio that the excess bears to the aggregate original issue discount remaining to be accrued on the certificate.
The adjusted issue price of a REMIC regular certificate, as of any date of determination, equals the sum of:

         o     the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that date of determination; and

         o     the daily portions of original issue discount for all days during the accrual period prior to that date of determination.

         If the foregoing method for computing original issue discount results in a negative amount of original issue discount as to any accrual period with respect to a REMIC regular certificate held by you, the amount of original issue discount accrued for that accrual period will be zero. You may not deduct the negative amount currently. Instead, you will only be permitted to offset the negative amount against future positive original issue discount, if any, attributable to the certificate. Although not free from doubt, it is possible that you may be permitted to recognize a loss to the extent your basis in the certificate exceeds the maximum amount of payments that you could ever receive with respect to the certificate. However, any such loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to certificates that have no, or a disproportionately small, amount of principal because they can have negative yields if the mortgage loans held by the related REMIC prepay more quickly than anticipated. See "Risk
Factors--Prepayment Considerations; Variability in Average Life of Offered
Certificates; Special Yield Considerations".

         The Treasury regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that you may be able to select a method for recognizing original issue discount that differs from that used by the trust in preparing reports to you and the IRS. Prospective purchasers of the REMIC regular certificates should consult their tax advisors concerning the tax treatment of these certificates in this regard.

         The Treasury proposed regulations on August 24, 2004 that create a special rule for accruing original issue discount on REMIC regular certificates providing for a delay between record and payment dates, such that the period over which original issue discount accrues coincides with the period over which the certificateholder's right to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, taxpayers would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date.
The proposed regulations are limited to REMIC regular certificates with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC regular certificate issued after the date the final regulations are published in the Federal Register.

         Market Discount. You will be considered to have purchased a REMIC regular certificate at a market discount if--

         o     in the case of a certificate issued without original issue discount, you purchased the certificate at a price less than its remaining stated principal amount; or

         o     in the case of a certificate issued with original issue discount, you purchased the certificate at a price less than its adjusted issue price.

         If you purchase a REMIC regular certificate with more than a de minimis amount of market discount, you will recognize gain upon receipt of each payment representing stated redemption price. Under Section 1276 of the Code, you generally will be required to allocate the portion of each payment representing some or all of the stated redemption price first to accrued market discount not previously included in income. You must recognize ordinary income to that extent. You may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance

                                       98

with the foregoing. If made, this election will apply to all market discount bonds acquired by you on or after the first day of the first taxable year to which this election applies.

         The Treasury regulations also permit you to elect to accrue all interest and discount, including de minimis market or original issue discount, in income as interest, and to amortize premium, based on a constant yield method. Your making this election with respect to a REMIC regular certificate with market discount would be deemed to be an election to include market discount in income currently with respect to all other debt instruments with market discount that you acquire during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, your making this election as to a certificate acquired at a premium would be deemed to be an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that you own or acquire. See "--REMICs--Taxation of
Owners of REMIC Regular Certificates--Premium" below.

         Each of the elections described above to accrue interest and discount and to amortize premium, with respect to a certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

         However, market discount with respect to a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Code if the market discount is less than 0.25% of the remaining stated redemption price of the certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the
Treasury regulations refer to the weighted average maturity of obligations. It is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. This treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

         Section 1276(b)(3) of the Code specifically authorizes the Treasury
Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period, you may accrue market discount on a REMIC regular certificate held by you, at your option--

         o     on the basis of a constant yield method;

         o     in the case of a certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the certificate as of the beginning of the accrual period; or

         o     in the case of a certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total amount of original issue discount remaining on the certificate at the beginning of the accrual period.

         The prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount.

         To the extent that REMIC regular certificates provide for monthly or other periodic payments throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

         Further, Section 1277 of the Code may require you to defer a portion of your interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the related taxable year and is, in general, allowed as a deduction not later than the year in which the related market discount is includible in income. If you have elected, however, to include market discount in income currently as it accrues, the interest deferral rule described above would not apply.

                                       99

         Premium. A REMIC regular certificate purchased at a cost, excluding any portion of the cost attributable to accrued qualified stated interest, that is greater than its remaining stated redemption price will be considered to be purchased at a premium. You may elect under Section 171 of the Code to amortize the premium under the constant yield method over the life of the certificate. If you elect to amortize bond premium, bond premium would be amortized on a constant yield method and would be applied as an offset against qualified stated
interest. If made, this election will apply to all debt instruments having amortizable bond premium that you own or subsequently acquire. The IRS has issued regulations on the amortization of bond premium, but they specifically do not apply to holders of REMIC regular certificates.

         The Treasury regulations also permit you to elect to include all interest, discount and premium in income based on a constant yield method, further treating you as having made the election to amortize premium generally.
See "-- REMICs --Taxation of Owners of REMIC Regular Certificates--Market
Discount" above. The Committee Report states that the same rules that apply to accrual of market discount and require the use of a prepayment assumption in accruing market discount with respect to REMIC regular certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under Section 171 of the Code.

         Whether you will be treated as holding a REMIC regular certificate with amortizable bond premium will depend on--

         o     the purchase price paid for your certificate; and

         o     the payments remaining to be made on your certificate at the time of its acquisition by you.

         If you acquire an interest in any class of REMIC regular certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.

         Realized Losses. Under Section 166 of the Code, if you are either a corporate holder of a REMIC regular certificate or a noncorporate holder of a
REMIC regular certificate that acquires the certificate in connection with a trade or business, you should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which your certificate becomes wholly or partially worthless as the result of one or more realized losses on the related mortgage loans. However, if you are a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business, it appears that--

         o     you will not be entitled to deduct a loss under Section 166 of the Code until your certificate becomes wholly worthless; and

         o     the loss will be characterized as a short-term capital loss.

         You will also have to accrue interest and original issue discount with respect to your REMIC regular certificate, without giving effect to any reductions in payments attributable to defaults or delinquencies on the related mortgage loans, until it can be established that those payment reductions are not recoverable. As a result, your taxable income in a period could exceed your economic income in that period. If any amounts previously included in taxable income are not ultimately received due to a loss on the related mortgage loans, you should be able to recognize a loss or reduction in income. However, the law is unclear with respect to the timing and character of this loss or reduction in income.

         Taxation of Owners of REMIC Residual Certificates.

         General. Although a REMIC is a separate entity for federal income tax purposes, the Code does not subject a REMIC to entity-level taxation, except with regard to prohibited transactions and certain other transactions. See
"--REMICs--Prohibited Transactions Tax and Other Taxes" below. Rather, a holder of REMIC residual certificates must generally take in income the taxable income or net loss of the related REMIC. Accordingly, the Code treats the REMIC residual certificates much differently than it would if they were direct ownership interests in the related mortgage loans or debt instruments issued by the related REMIC.

         Holders of REMIC residual certificates generally will be required to report their daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the related REMIC for each day during a calendar quarter that they own those certificates. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless we otherwise disclose in the related prospectus supplement. These daily amounts then will be allocated among the holders of the

                                      100

REMIC residual certificates in proportion to their respective ownership interests on that day. Any amount included in the certificateholders' gross income or allowed as a loss to them by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--REMICs--Taxation of Owners of REMIC
Residual Certificates--Taxable Income of the REMIC". Holders of REMIC residual certificates must report the taxable income of the related REMIC without regard to the timing or amount of cash payments by the REMIC until the REMIC's termination. Income derived from the REMIC residual certificates will be
"portfolio income" for the purposes of the limitations under Section 469 of the
Code on the deductibility of "passive losses".

         A holder of a REMIC residual certificate that purchased the certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income, or net loss, of the related REMIC for each day that it holds the REMIC residual certificate.
These daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce or increase the income of a holder of a REMIC residual certificate. These modifications would occur when a holder purchases the REMIC residual certificate from a prior holder at a price other than the adjusted basis that the REMIC residual certificate would have had in the hands of an original holder of that certificate. The Treasury regulations, however, do not provide for these modifications.

         Tax liability with respect to the amount of income that holders of
REMIC residual certificates will be required to report, will often exceed the amount of cash payments received from the related REMIC for the corresponding period. Consequently, you should have--

         o     other sources of funds sufficient to pay any federal income taxes due as a result of your ownership of REMIC residual certificates;
               or

         o     unrelated deductions against which income may be offset.

See, however, the rules discussed below relating to--

         o     "excess inclusions";

         o     residual interests without "significant value"; and

         o     "noneconomic" residual interests.

         The fact that the tax liability associated with this income allocated to you may exceed the cash payments received by you for the corresponding period may significantly and adversely affect their after-tax rate of return. This disparity between income and payments may not be offset by corresponding losses or reductions of income attributable to your certificates until subsequent tax years. Even then, the extra income may not be completely offset due to changes in the Code, tax rates or character of the income or loss. Therefore, the REMIC residual certificates will ordinarily have a negative value at the time of issuance. See "Risk Factors--Certain Federal Income Tax Consequences Regarding
Residual Certificates".

         Taxable Income of the REMIC. The taxable income of a REMIC will equal--

         o     the income from the mortgage loans and other assets of the REMIC;
               plus

         o     any cancellation of indebtedness income due to the allocation of realized losses to those REMIC certificates, constituting
               "regular interests" in the REMIC; less

         o     the following items--

               1.   the deductions allowed to the REMIC for interest, including original issue discount but reduced by any premium on
                    issuance, on any class of REMIC certificates constituting
                    "regular interests" in the REMIC, whether offered or not,

               2.   amortization of any premium on the mortgage loans held by
                    the REMIC,

               3.   bad debt losses with respect to the mortgage loans held by the REMIC, and

                                      101

               4.   except as described below, servicing, administrative and
                    other expenses.

         For purposes of determining its taxable income, a REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or in the case of REMIC certificates not sold initially, their fair market values. The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered hereby will be determined in the manner described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount". The issue price of a REMIC certificate received in exchange for an interest in mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the related tax administrator may be required to estimate the fair market value of these interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

         Subject to possible application of the de minimis rules, the method of accrual by a REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC regular certificates. That method is a constant yield method taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include that market discount in income currently, as it accrues, on a constant yield basis. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates" above, which describes a method for accruing the discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

         A REMIC will acquire a mortgage loan with discount, or premium, to the extent that the REMIC's basis, determined as described in the preceding paragraph, is different from its stated redemption price. Discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. A REMIC probably will elect under Section 171 of the Code to amortize any premium on the mortgage loans that it holds. Premium on any mortgage loan to which this election applies may be amortized under a constant yield method, presumably taking into account the prepayment assumption.

         A REMIC will be allowed deductions for interest, including original issue discount, on all of the certificates that constitute "regular interests"
in the REMIC, whether or not offered hereby, as if those certificates were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--REMICs--Taxation of Owners of REMIC
Regular Certificates--Original Issue Discount". However, the de minimis rule described in that section will not apply in determining deductions.

         If a class of REMIC regular certificates is issued at a price in excess of the stated redemption price of that class, the net amount of interest deductions that are allowed to the REMIC in each taxable year with respect to those certificates will be reduced by an amount equal to the portion of that excess that is considered to be amortized in that year. It appears that this excess should be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount".

         As a general rule, the taxable income of a REMIC will be determined as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account.
See "--REMICs--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by
Section 67 of the Code will not be applied at the REMIC level so that the REMIC will be allowed full deductions for servicing, administrative and other noninterest expenses in determining its taxable income. All those expenses will be allocated as a separate item to the holders of the related REMIC certificates, subject to the limitation of Section 67 of the Code. See
"--REMICs--Taxation of Owners of REMIC Residual Certificates--Pass-Through of
Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

         Basis Rules, Net Losses and Distributions. The adjusted basis of a
REMIC residual certificate will be equal to--

         o     the amount paid for that REMIC residual certificate; increased by

                                      102

         o     amounts included in the income of the holder of that REMIC residual certificate; and decreased, but not below zero, by

         o     distributions made, and by net losses allocated, to the holder of that REMIC residual certificate.

         A holder of a REMIC residual certificate is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the adjusted basis to that holder as of the close of that calendar quarter, determined without regard to that net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate.

         Any distribution on a REMIC residual certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds the holder's adjusted basis, it will be treated as gain from the sale of that REMIC residual certificate.

         A holder's basis in a REMIC residual certificate will initially equal the amount paid for the certificate and will be increased by that holder's allocable share of taxable income of the related REMIC. However, these increases in basis may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the related REMIC's taxable income is allocated to that holder. To the extent the initial basis of the holder of a
REMIC residual certificate is less than the payments to that holder, and increases in the initial basis either occur after these distributions or, together with the initial basis, are less than the amount of these distributions, gain will be recognized to that holder on these distributions.
This gain will be treated as gain from the sale of its REMIC residual certificate.

         The effect of these rules is that a holder of a REMIC residual certificate may not amortize its basis in a REMIC residual certificate, but may only recover its basis--

         o     through distributions;

         o     through the deduction of any net losses of the REMIC; or

         o     upon the sale of its REMIC residual certificate. See
               "--REMICs--Sales of REMIC Certificates" below.

         For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder, see "--REMICs--Taxation of Owners of REMIC Residual
Certificates--General" above. These adjustments could require a holder of a
REMIC residual certificate to account for any difference between the cost of the certificate to the holder and the adjusted basis if the certificate would have been in the hands of an original holder.

         Regulations have been issued addressing the federal income tax treatment of "inducement fees" received by transferees of noneconomic REMIC residual interests. These regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss to its holder. Under two safe harbor methods, inducement fees are permitted to be included in income (a) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income, or (b)
ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a REMIC residual interest sells or otherwise disposes of the residual interest, any unrecognized portion of the inducement fee generally is required to be taken into account at the time of the sale or disposition. Prospective purchasers of the REMIC residual certificates should consult with their tax advisors regarding the effect of these regulations.

         Excess Inclusions. Any excess inclusions with respect to a REMIC residual certificate will be subject to federal income tax in all events. In general, the excess inclusions with respect to a REMIC residual certificate for any calendar quarter will be the excess, if any, of--

         o     the daily portions of REMIC taxable income allocable to that certificate; over

         o     the sum of the daily accruals for each day during the quarter that the certificate was held by that holder.

                                      103

         The daily accruals of a holder of a REMIC residual certificate will be determined by allocating to each day during a calendar quarter its ratable portion of a numerical calculation. That calculation is the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the long-term Federal rate in effect on the date of initial issuance. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to--

         o     the issue price of the certificate; increased by

         o     the sum of the daily accruals for all prior quarters; and
               decreased, but not below zero; by

         o     any payments made with respect to the certificate before the beginning of that quarter.

         The issue price of a REMIC residual certificate is the initial offering price to the public at which a substantial amount of the REMIC residual certificates were sold, but excluding sales to bond houses, brokers and underwriters or, if no sales have been made, their initial value. The long-term
Federal rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the
IRS.

         Although it has not done so, the Treasury Department has authority to issue regulations that would treat the entire amount of income accruing on a
REMIC residual certificate as excess inclusions if the REMIC residual interest evidenced by that certificate is considered not to have significant value.

         For holders of REMIC residual certificates, excess inclusions--

         o     will not be permitted to be offset by deductions, losses or loss carryovers from other activities;

         o     will be treated as unrelated business taxable income to an otherwise tax-exempt organization; and

         o     will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the United States withholding tax imposed on payments to holders of REMIC residual certificates that are foreign investors. See, however,
               "--REMICs--Foreign Investors in REMIC Certificates" below.

         Furthermore, for purposes of the alternative minimum tax--

         o     excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction; and

         o     alternative minimum taxable income may not be less than the taxpayer's excess inclusions.

         This last rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

         In the case of any REMIC residual certificates held by a real estate investment trust, or REIT, the aggregate excess inclusions with respect to these
REMIC residual certificates will be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT. Any amount so allocated will be treated as an excess inclusion with respect to a
REMIC residual certificate as if held directly by the shareholder. The aggregate excess inclusions referred to in the previous sentence will be reduced, but not below zero, by any REIT taxable income, within the meaning of Section 857(b)(2)
of the Code, other than any net capital gain. Treasury regulations yet to be issued could apply a similar rule to--

         o     regulated investment companies;

         o     common trust funds; and

         o     certain cooperatives.

The Treasury regulations, however, currently do not address this subject.

                                      104

         Noneconomic REMIC Residual Certificates. Under the Treasury
regulations, transfers of "noneconomic" REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the "noneconomic"
REMIC residual certificate. The Treasury regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the related Governing Document--

         o     the present value of the expected future payments on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions; and

         o     the transferor reasonably expects that the transferee will receive payments with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

The present value calculation referred to above is calculated using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate. This rate is computed and published monthly by the
IRS.

         Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Governing Document that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require an affidavit--

         o     from each party to the transfer, stating that no purpose of the transfer is to impede the assessment or collection of tax;

         o     from the prospective transferee, providing certain
               representations as to its financial condition and providing a representation that it understands that, as the holder of the noneconomic interest, the transferee may incur tax liabilities in excess of cash flows generated by the residual interest and the transferee intends to pay the taxes associated with the residual interest as they become due; and

         o     from the prospective transferor, stating that it has made a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future; and

         o     from the prospective transferee, stating that it will not cause income from the REMIC residual certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other person, and the REMIC residual certificate, is, in fact, not transferred to such permanent establishment or fixed base.

         In addition, the Treasury has issued final regulations, which require that one of the following two tests be satisfied in order to obtain safe harbor protection from possible disregard of a transfer of a REMIC residual certificate:

         o     the present value of the anticipated tax liabilities associated with holding the REMIC residual interest were less than or equal to the sum of--

               1.   the present value of any consideration given to the
                    transferee to acquire the interest;

               2.   the present value of the expected future distributions on
                    the interest; and

               3.   the present value of the anticipated tax savings associated with the holding of the interest as the REMIC generates
                    losses.

For purposes of these computations, the transferee is assumed to pay tax at the highest corporate rate of tax (currently 35%) or, in certain circumstances, the alternative minimum tax rate. Present values would be computed using a discount rate equal to a short-term Federal rate set forth in Section 1274(d) of the Code for the month of such transfer and the compounding period used by the transferee; or

                                      105

               o    1.   the transferee must be a domestic "C" corporation
                         (other than a corporation exempt from taxation or a
                         regulated investment company or real estate investment
                         trust) that meets certain gross and net asset tests
                         (generally, $100 million of gross assets and $10
                         million of net assets for the current year and the two
                         preceding fiscal years);

                    2.   the transferee must agree in writing that any
                         subsequent transfer of the residual interest would meet
                         the requirements for a safe harbor transfer; and

                    3.   the facts and circumstances known to the transferor on
                         or before the date of the transfer must not reasonably
                         indicate that the taxes associated with ownership of
                         the REMIC residual interest will not be paid by the
                         transferee.

Unless otherwise stated in the related prospectus supplement, the Governing
Document requires that all transferees of residual certificates furnish an affidavit as to the applicability of the safe harbor, unless the transferor waives the requirement that the transferee do so.

         Prospective investors should consult their own tax advisors as to the applicability and effect of these safe harbor tests.

         Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of a REMIC residual certificate to another party at some future date may be disregarded in accordance with the above-described rules. This would result in the retention of tax liability by the transferor in respect of that purported transfer.

         We will disclose in the related prospectus supplement whether the offered REMIC residual certificates may be considered "noneconomic" residual interests under the Treasury regulations. However, we will base any disclosure that a REMIC residual certificate will not be considered "noneconomic" upon certain assumptions. Further, we will make no representation that a REMIC residual certificate will not be considered "noneconomic" for purposes of the above-described rules.

         See "--REMICs --Taxation of Owners of REMIC Residual
Certificates--Foreigners May Not Hold REMIC Residual Certificates" below for additional restrictions applicable to transfers of certain REMIC residual certificates to foreign persons and to United States partnerships that have any non-United States persons as partners.

         Mark-to-Market Rules. Regulations under Section 475 of the Code provide a REMIC residual certificate is not treated as a security for purposes of
Section 475 of the Code. Thus, a REMIC residual certificate is not subject to the mark-to-market rules.

         Foreigners May Not Hold REMIC Residual Certificates. Unless we
otherwise state in the related prospectus supplement, transfers of REMIC residual certificates to investors that are foreign persons under the Code and to United States partnerships that have any non-United States persons as partners will be prohibited under the related Governing Document. If transfers of REMIC residual certificates to investors that are foreign persons are permitted pursuant to the related Governing Document, we will describe in the related prospectus supplement additional restrictions applicable to transfers of certain REMIC residual certificates to these persons.

         Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC regular certificates. Unless we state otherwise in the related prospectus supplement, however, these fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

         If the holder of a REMIC certificate receives an allocation of fees and expenses in accordance with the preceding discussion, and if that holder is--

         o     an individual;

         o     an estate or trust; or

                                      106

         o     a pass-through entity beneficially owned by one or more
               individuals, estates or trusts,

then--

         o     an amount equal to this individual's, estate's or trust's share of these fees and expenses will be added to the gross income of this holder; and

         o     the individual's, estate's or trust's share of these fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits the deduction of these fees and expenses only to the extent they exceed in the aggregate 2% of a taxpayer's adjusted gross income.

         In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of--

         o     3% of the excess, if any, of adjusted gross income over a
               statutory inflation-adjusted amount, or;

         o     80% of the amount of itemized deductions otherwise allowable for such year.

Such limitations will be phased out beginning in 2006 and eliminated in 2010.

         Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is--

         o     an individual,

         o     an estate or trust, or

         o     a pass-through entity beneficially owned by one or more
               individuals, estates or trusts,

         no deduction will be allowed for the holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of these fees and other deductions will be included in the holder's gross income.

         The amount of additional taxable income reportable by holders of REMIC certificates that are subject to the limitations of either Section 67 or Section
68 of the Code, or the complete disallowance of the related expenses for alternative minimum tax purposes, may be substantial.

         Accordingly, REMIC certificates to which these expenses are allocated will generally not be appropriate investments for--

         o     an individual;

         o     an estate or trust; or

         o     a pass-through entity beneficially owned by one or more
               individuals, estates or trusts.

         We recommend that prospective investors consult with their tax advisors prior to making an investment in a REMIC certificate to which these expenses are allocated.

         Sales of REMIC Certificates. If a REMIC certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate. The adjusted basis of a REMIC regular certificate generally will equal--

         o     the cost of the certificate to that certificateholder; increased by

                                      107

         o     income reported by that certificateholder with respect to the certificate, including original issue discount and market
               discount income; and reduced, but not below zero, by

         o     payments on the certificate received by that certificateholder, amortized premium and realized losses allocated to the
               certificate and previously deducted by the certificateholder.

         The adjusted basis of a REMIC residual certificate will be determined as described above under "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Basis Rules, Net Losses and Distributions". Except as described below, any gain or loss from your sale of a REMIC certificate will be capital gain or loss, provided that you hold the certificate as a capital asset within the meaning of Section 1221 of the Code, which is generally property held for investment.

         In addition to the recognition of gain or loss on actual sales, the
Code requires the recognition of gain, but not loss, upon the "constructive sale of an appreciated financial position". A constructive sale of an appreciated financial position occurs if a taxpayer enters into certain transactions or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

         o     entitle the holder to a specified principal amount;

         o     pay interest at a fixed or variable rate; and

         o     are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most
REMIC regular certificates meet this exception, Section 1259 will not apply to most REMIC regular certificates. However, REMIC regular certificates that have no, or a disproportionately small amount of, principal, can be the subject of a constructive sale.

         Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year. A taxpayer would do so because of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         The Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income recognized or received by individuals. No rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss is relevant for other purposes to both individuals and corporations.

         Gain from the sale of a REMIC regular certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of--

         o     the amount that would have been includible in the seller's income with respect to that REMIC regular certificate assuming that income had accrued thereon at a rate equal to 110% of the
               applicable Federal rate determined as of the date of purchase of the certificate, which is a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the
               prepayment assumption to the certificate; over

         o     the amount of ordinary income actually includible in the seller's income prior to that sale.

         In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased the certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of that discount that accrued during the period the certificate was held by the seller, reduced by any market discount included in income under the rules described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount"
and "--Premium".

         REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section of the Code applies will be ordinary income or loss.

                                      108

         A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that a holder holds the certificate as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

         Except as may be provided in Treasury regulations yet to be issued, a loss realized on the sale of a REMIC residual certificate will be subject to the
"wash sale" rules of Section 1091 of the Code, if during the period beginning six months before, and ending six months after, the date of that sale, the seller of that certificate--

         o     reacquires that same REMIC residual certificate;

         o     acquires any other residual interest in a REMIC; or

         o     acquires any similar interest in a "taxable mortgage pool", as defined in Section 7701(i) of the Code.

         In that event, any loss realized by the holder of a REMIC residual certificate on the sale will not be recognized or deductible currently, but instead will be added to that holder's adjusted basis in the newly-acquired asset.

         Prohibited Transactions Tax and Other Taxes. The Code imposes a tax on
REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to certain specified exceptions, a prohibited transaction includes--

         o     the disposition of a non-defaulted mortgage loan,

         o     the receipt of income from a source other than a mortgage loan or certain other permitted investments,

         o     the receipt of compensation for services, or

         o     the gain from the disposition of an asset purchased with
               collections on the mortgage loans for temporary investment pending payment on the REMIC certificates.

         It is not anticipated that any REMIC will engage in any prohibited transactions as to which it would be subject to this tax.

         In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property. The related Governing Document will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

         REMICs also are subject to federal income tax at the highest corporate rate on net income from foreclosure property, determined by reference to the rules applicable to REITs. Net income from foreclosure property generally means income from foreclosure property other than qualifying rents and other qualifying income for a REIT. Under certain circumstances, the special servicer may be authorized to conduct activities with respect to a mortgaged property acquired by a trust that causes the trust to incur this tax if doing so would, in the reasonable discretion of the special servicer, maximize the net after-tax proceeds to certificateholders. However, under no circumstance will the special servicer cause the acquired mortgaged property to cease to be a "permitted investment" under Section 860G(a)(5) of the Code.

         Unless we otherwise disclose in the related prospectus supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

                                      109

         Unless we state otherwise in the related prospectus supplement, and to the extent permitted by then applicable laws, any tax on prohibited transactions, certain contributions or net income from foreclosure property, and any state or local income or franchise tax, that may be imposed on the REMIC will be borne by the related trustee, tax administrator, master servicer, special servicer or manager, in any case out of its own funds, provided that--

         o     the person has sufficient assets to do so; and

         o     the tax arises out of a breach of that person's obligations under select provisions of the related Governing Document.

         Any tax not borne by one of these persons would be charged against the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

         Tax and Restrictions on Transfers of REMIC Residual Certificates to
Certain Organizations. If a REMIC residual certificate is transferred to a disqualified organization, a tax will be imposed in an amount equal to the product of--

         o     the present value of the total anticipated excess inclusions with respect to the REMIC residual certificate for periods after the transfer; and

         o     the highest marginal federal income tax rate applicable to corporations.

         The value of the anticipated excess inclusions is discounted using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate.

         The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on--

         o     events that have occurred up to the time of the transfer;

         o     the prepayment assumption; and

         o     any required or permitted clean up calls or required liquidation provided for in the related Governing Document.

         The tax on transfers to disqualified organizations generally would be imposed on the transferor of the REMIC residual certificate, except when the transfer is through an agent for a disqualified organization. In that case, the tax would instead be imposed on the agent. However, a transferor of a REMIC residual certificate would in no event be liable for the tax with respect to a transfer if--

         o     the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization; and

         o     as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

         In addition, if a pass-through entity includes in income excess inclusions with respect to a REMIC residual certificate, and a disqualified organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of--

         o     the amount of excess inclusions on the certificate that are allocable to the interest in the pass-through entity held by the disqualified organization; and

         o     the highest marginal federal income tax rate imposed on
               corporations.

                                      110

         A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in that pass-through entity furnishes to that pass-through entity--

         o     the holder's social security number and a statement under
               penalties of perjury that the social security number is that of the record holder; or

         o     a statement under penalties of perjury that the record holder is not a disqualified organization.

         If an electing large partnership holds a REMIC residual certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed on pass-through entities described in the second preceding paragraph. This tax on electing large partnerships must be paid even if each record holder of an interest in that partnership provides a statement mentioned in the prior paragraph.

         For these purposes, a "disqualified organization" means--

         o     the United States;

         o     any State or political subdivision thereof;

         o     any foreign government;

         o     any international organization;

         o     any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac;

         o     any organization, other than a cooperative described in Section
               521 of the Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section 511 of the Code;
               or

         o     any organization described in Section 1381(a)(2)(C) of the Code.

         For these purposes, a "pass-through entity" means any--

         o     regulated investment company;

         o     real estate investment trust;

         o     trust;

         o     partnership; or

         o     certain other entities described in Section 860E(e)(6) of the
               Code.

         For these purposes, an "electing large partnership" means any partnership having more than 100 members during the preceding tax year which elects to apply simplified reporting provisions under the Code, except for certain service partnerships and commodity pools.

         In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to that interest, be treated as a pass-through entity.

         Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that--

         o     the residual interests in the entity are not held by disqualified organizations; and

         o     the information necessary for the application of the tax
               described herein will be made available.

                                      111

         We will include in the related Governing Document restrictions on the transfer of REMIC residual certificates and certain other provisions that are intended to meet this requirement, and we will discuss those restrictions and provisions in any prospectus supplement relating to the offering of any REMIC residual certificate.

         Termination. A REMIC will terminate immediately after the payment date following receipt by the REMIC of the final payment in respect of the related mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last payment on a REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last payment on that certificate is less than the REMIC residual certificateholder's adjusted basis in the certificate, that holder should, but may not, be treated as realizing a capital loss equal to the amount of that difference.

         Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, a REMIC will be treated as a partnership and holders of the related REMIC residual certificates will be treated as partners. Unless we otherwise state in the related prospectus supplement, the related tax administrator will file REMIC federal income tax returns on behalf of the REMIC, and will be designated as and will act as or on behalf of the tax matters person with respect to the REMIC in all respects.

         As, or as agent for, the tax matters person, the related tax administrator, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of the REMIC residual certificates in connection with the administrative and judicial review of the REMIC's--

         o     income;

         o     deductions;

         o     gains;

         o     losses; and

         o     classification as a REMIC.

         Holders of REMIC residual certificates generally will be required to report these REMIC items consistently with their treatment on the related
REMIC's tax return. In addition, these holders may in some circumstances be bound by a settlement agreement between the related tax administrator, as, or as agent for, the tax matters person, and the IRS concerning any REMIC item.
Adjustments made to the REMIC's tax return may require these holders to make corresponding adjustments on their returns. An audit of the REMIC's tax return, or the adjustments resulting from that audit, could result in an audit of a holder's return.

         Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent or made readily available through electronic means to individual holders of REMIC regular certificates and the IRS. Holders of REMIC regular certificates that are--

         o     corporations;

         o     trusts;

         o     securities dealers; and

         o     certain other non-individuals,

will be provided interest and original issue discount income information and the information set forth in the following paragraphs. This information will be provided upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of--

         o     30 days after the end of the quarter for which the information was requested; or

                                      112

         o     two weeks after the receipt of the request.

         Reporting with respect to REMIC residual certificates, including--

         o     income;

         o     excess inclusions;

         o     investment expenses; and

         o     relevant information regarding qualification of the REMIC's assets,

will be made as required under the Treasury regulations, generally on a quarterly basis.

         As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Market Discount".

         Unless we otherwise specify in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the tax administrator for the subject REMIC.

         Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code unless the recipient of these payments--

         o     is a United States person and provides IRS Form W-9 with the correct taxpayer identification number;

         o     is a foreign person and provides IRS Form W-8BEN identifying the foreign person and stating that the beneficial owner is not a
               United States person; or

         o     can be treated as an exempt recipient within the meaning of
               Treasury Regulations Section 1.6049-4(c)(1)(ii).

         Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against the recipient's federal income tax. Information reporting requirements may also apply regardless of whether withholding is required. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

         Foreign Investors in REMIC Certificates. A holder of an offered certificate that is--

         o     a foreign person; and

         o     not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of that certificate;

will normally not be subject to United States federal income or withholding tax in respect of a payment on an offered certificate. To avoid withholding tax, that holder must provide certain documentation. The appropriate documentation includes Form W-8BEN, if the foreign person is a corporation or individual eligible for the benefits of the portfolio interest exemption or an exemption based on a treaty; Form W-8ECI if the foreign person is eligible for an exemption on the basis of its income from the REMIC certificate being effectively connected to a United States trade or business; Form W-8BEN or Form
W-8IMY if the foreign person is a trust, depending on whether such trust is classified as the beneficial owner of the REMIC certificate; and Form W-8IMY, with supporting documentation as specified in the Treasury Regulations, required to substantiate exemptions from withholding on behalf of its partners, if the foreign person is a partnership. An intermediary

                                      113

(other than a partnership) must provide Form W-8IMY, revealing all required information, including its name, address, taxpayer identification number, the country under the laws of which it is created, and certification that it is not acting for its own account. A "qualified intermediary" must certify that it has provided, or will provide, a withholding statement as required under Treasury
Regulations Section 1.1441-1(e)(5)(v), but need not disclose the identity of its account holders on its Form W-8IMY, and may certify its account holders' status without including each beneficial owner's certification. A non-"qualified intermediary" must additionally certify that it has provided, or will provide, a withholding statement that is associated with the appropriate Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of its beneficial owners. The term "intermediary" means a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a REMIC
Certificate. A "qualified intermediary" is generally a foreign financial institution or clearing organization or a non-United States branch or office of a United States financial institution or clearing organization that is a party to a withholding agreement with the IRS.

         For these purposes, a "foreign person" is anyone other than a United
States person. A "United States person" is--

         o     a citizen or resident of the United States;

         o     a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the
               District of Columbia;

         o     an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

         o     a trust as to which--

               1.   a court in the United States is able to exercise primary
                    supervision over the administration of the trust, and

               2.   one or more United States persons have the authority to
                    control all substantial decisions of the trust.

         In addition, to the extent provided in the Treasury Regulations, a trust will be a United States person if it was in existence on August 20, 1996 and it elected to be treated as a United States person.

         It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC regular certificate held by a person or entity that owns directly or indirectly a 10% or greater interest in the related
REMIC residual certificates. If the holder does not qualify for exemption, payments of interest, including payments in respect of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

         It is possible, under regulations promulgated under Section 881 of the
Code concerning conduit financing transactions, that the exemption from withholding taxes described above may also not be available to a holder who is a foreign person and either--

         o     owns 10% or more of one or more underlying mortgagors; or

         o     if the holder is a controlled foreign corporation, is related to one or more mortgagors in the applicable trust.

         Further, it appears that a REMIC regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to United States estate taxes. However, it is recommended that certificateholders who are nonresident alien individuals consult their tax advisors concerning this question.

         Unless we otherwise state in the related prospectus supplement, the related Governing Document will prohibit transfers of REMIC residual certificates to investors that are--

         o     foreign persons, or

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         o     United States persons, if classified as a partnership under the
               Code, unless all of their beneficial owners are United States persons.

GRANTOR TRUSTS

         Classification of Grantor Trusts. With respect to each series of grantor trust certificates, our counsel will deliver its opinion to the effect that, assuming compliance with all provisions of the related Governing Document, the related trust, or relevant portion thereof, will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation.

         For purposes of the following discussion--

         o     A grantor trust certificate representing an undivided equitable ownership interest in the principal of the mortgage loans
               constituting the related grantor trust, together with interest
               (if any) thereon at a pass-through rate, will be referred to as a
               "grantor trust fractional interest certificate"; and

         o     A grantor trust certificate representing ownership of all or a portion of the difference between--

               1.   interest paid on the mortgage loans constituting the related grantor trust, minus

               2.   the sum of--

                    o    normal administration fees, and

                    o    interest paid to the holders of grantor trust
                         fractional interest certificates issued with respect to
                         that grantor trust,

               will be referred to as a "grantor trust strip certificate". A grantor trust strip certificate may also evidence a nominal ownership interest in the principal of the mortgage loans
               constituting the related grantor trust.

         Characterization of Investments in Grantor Trust Certificates.

         Grantor Trust Fractional Interest Certificates. Unless we otherwise disclose in the related prospectus supplement, any offered certificates that are grantor trust fractional interest certificates will generally represent interests in--

         o     "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, but only to the extent that the underlying mortgage loans have been made with respect to property that is used for residential or certain other prescribed purposes;

         o     "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of
               Section 860G(a)(3) of the Code; and

         o     "real estate assets" within the meaning of Section 856(c)(5)(B)
               of the Code.

         In addition, interest on offered certificates that are grantor trust fractional interest certificates will, to the same extent, be considered
"interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

         Grantor Trust Strip Certificates. Even if grantor trust strip certificates evidence an interest in a grantor trust--

         o     consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of Section
               7701(a)(19)(C)(v) of the Code;

         o     consisting of mortgage loans that are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code; and

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         o     the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section
               856(c)(3)(A) of the Code,

it is unclear whether the grantor trust strip certificates, and the income therefrom, will be so characterized. We recommend that prospective purchasers to which the characterization of an investment in grantor trust strip certificates is material consult their tax advisors regarding whether the grantor trust strip certificates, and the income therefrom, will be so characterized.

         The grantor trust strip certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . .
[are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code.

         Taxation of Owners of Grantor Trust Fractional Interest Certificates.

         General. Holders of a particular series of grantor trust fractional interest certificates generally--

         o     will be required to report on their federal income tax returns their shares of the entire income from the mortgage loans, including amounts used to pay reasonable servicing fees and other expenses, and

         o     will be entitled to deduct their shares of any reasonable
               servicing fees and other expenses.

         Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a grantor trust fractional interest certificate may differ significantly from interest paid or accrued on the underlying mortgage loans.

         Section 67 of the Code allows an individual, estate or trust holding a grantor trust fractional interest certificate directly or through certain pass-through entities a deduction for any reasonable servicing fees and expenses only to the extent that the aggregate of the holder's miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income.

         Section 68 of the Code reduces the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount.

         The amount of additional taxable income reportable by holders of grantor trust fractional interest certificates who are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial.
Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income.

         Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates, including grantor trust strip certificates, are issued, any fees and expenses should be allocated among those classes of grantor trust certificates. The method of this allocation should recognize that each class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, we currently expect that information returns or reports to the IRS and certificateholders will be based on a method that allocates these fees and expenses among classes of grantor trust certificates with respect to each period based on the payments made to each class during that period.

         The federal income tax treatment of grantor trust fractional interest certificates of any series will depend on whether they are subject to the stripped bond rules of Section 1286 of the Code. Grantor trust fractional interest certificates may be subject to those rules if--

         o     a class of grantor trust strip certificates is issued as part of the same series; or

         o     we or any of our affiliates retain, for our or its own account or for purposes of resale, a right to receive a specified portion of the interest payable on an underlying mortgage loan.

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         Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgage loans that constitutes a stripped coupon. We will include in the related prospectus supplement information regarding servicing fees paid out of the assets of the related trust to--

         o     a master servicer;

         o     a special servicer;

         o     any sub-servicer; or

         o     their respective affiliates.

         With respect to certain categories of debt instruments, Section
1272(a)(6) of the Code requires the use of a reasonable prepayment assumption in accruing original issue discount, and adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption.

         Legislation enacted in 1997 extended the section to cover investments in any pool of debt instruments the yield on which may be affected by reason of prepayments. The precise application of Section 1272(a)(6) of the Code to pools of debt instruments, is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all of a taxpayer's investments in these pools of debt instruments, or on an investment-by-investment basis. Similarly, it is not clear whether the assumed prepayment rate as to investments in grantor trust fractional interest certificates is to be determined based on conditions at the time of the first sale of the certificate or, with respect to any holder, at the time of purchase of the certificate by that holder.

         We recommend that certificateholders consult their tax advisors concerning reporting original issue discount, market discount and premium with respect to grantor trust fractional interest certificates.

         If Stripped Bond Rules Apply. If the stripped bond rules apply, each grantor trust fractional interest certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code. This is subject, however, to the discussion below regarding--

         o     the treatment of certain stripped bonds as market discount bonds;
               and

         o     de minimis market discount.

See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--Market Discount" below.

         The holder of a grantor trust fractional interest certificate will report interest income from its grantor trust fractional interest certificate for each month, to the extent it constitutes "qualified stated interest," in accordance with its normal method of accounting. See "--REMICs--Taxation of
Owners of REMIC Regular Certificates--Original Issue Discount" above for a definition of "qualified stated interest".

         The original issue discount on a grantor trust fractional interest certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a grantor trust fractional interest certificate as to any purchaser will be equal to the price paid by that purchaser of the grantor trust fractional interest certificate. The stated
redemption price of a grantor trust fractional interest certificate will be--

         o     the sum of all payments to be made on that certificate;

         o     other than qualified stated interest, if any; and

         o     the certificate's share of reasonable servicing fees and other expenses.

                                      117

         See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of qualified stated interest. In general, the amount of income that accrues in any month would equal the product of--

         o     the holder's adjusted basis in the grantor trust fractional interest certificate at the beginning of the related month, as defined in "--Grantor Trusts--Sales of Grantor Trust
               Certificates"; and

         o     the yield of that grantor trust fractional interest certificate to the holder.

         The yield would be computed as the rate, that, if used to discount the holder's share of future payments on the related mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. This rate is compounded based on the regular interval between payment dates. In computing yield under the stripped bond rules, a certificateholder's share of future payments on the related mortgage loans will not include any payments made in respect of any ownership interest in those mortgage loans retained by us, a master servicer, a special servicer, a sub-servicer, or our or their respective affiliates, but will include the certificateholder's share of any reasonable servicing fees and other expenses, and is based generally on the method described in Section 1272(a)(6) of the
Code. The precise means of applying that method is uncertain in various respects, however. See "--Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

         In the case of a grantor trust fractional interest certificate acquired at a price equal to the principal amount of the related mortgage loans allocable to that certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a grantor trust fractional interest certificate acquired at a price less than or greater than the principal amount, respectively, the use of a reasonable prepayment assumption would increase or decrease the yield. Therefore, the use of this prepayment assumption would accelerate or decelerate, respectively, the reporting of income.

         In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on--

         o     a prepayment assumption determined when certificates are offered and sold hereunder, which we will disclose in the related
               prospectus supplement; and

         o     a constant yield computed using a representative initial offering price for each class of certificates.

         However, neither we nor any other person will make any representation that--

         o     the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption used or any other rate; or

         o     the prepayment assumption will not be challenged by the IRS on audit.

         Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports that we send, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

         Under Treasury Regulation Section 1.1286-1, certain stripped bonds are to be treated as market discount bonds. Accordingly, any purchaser of this type of bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon--

         o     there is no original issue discount or only a de minimis amount of original issue discount; or

         o     the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross
               interest rate payable on the related mortgage loans, before subtracting any servicing fee or any stripped coupon.

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         If interest payable on a grantor trust fractional interest certificate is more than one percentage point lower than the gross interest rate payable on the related mortgage loans, we will disclose that fact in the related prospectus supplement. If the original issue discount or market discount on a grantor trust fractional interest certificate determined under the stripped bond rules is less than the product of--

         o     0.25% of the stated redemption price; and

         o     the weighted average maturity of the related mortgage loans,

then the original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue discount and market discount described in "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not
Apply" and "--Market Discount" below.

         In light of the application of Section 1286 of the Code, a beneficial owner of a stripped bond generally will be required to compute accruals of original issue discount based on its yield, possibly taking into account its own prepayment assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these stripped bonds, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of original issue discount for these certificates. Prospective investors therefore should be aware that the timing of accruals of original issue discount applicable to a stripped bond generally will be different than that reported to holders and the IRS. Prospective investors should consult their own tax advisors regarding their obligation to compute and include in income the correct amount of original issue discount accruals and any possible tax consequences to them if they should fail to do so.

         If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a grantor trust fractional interest certificate, the certificateholder will be required to report its share of the interest income on the related mortgage loans in accordance with the certificateholder's normal method of accounting. In that case, the original issue discount rules will apply, even if the stripped bond rules do not apply, to a grantor trust fractional interest certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

         The original issue discount, if any, on mortgage loans will equal the difference between--

         o     the stated redemption price of the mortgage loans; and

         o     their issue price.

         For a definition of "stated redemption price", see "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan. If the borrower separately pays points to the lender that are not paid for services provided by the lender, such as commitment fees or loan processing costs, the amount of points paid reduces the issue price.

         The stated redemption price of a mortgage loan will generally equal its principal amount. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the
REMIC discussion. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

         In the case of mortgage loans bearing adjustable or variable interest rates, we will describe in the related prospectus supplement the manner in which these rules will be applied with respect to the mortgage loans by the related trustee or master servicer, as applicable, in preparing information returns to certificateholders and the IRS.

         If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based generally on the method described in Section 1272(a)(6) of the Code. The precise means of applying that method is uncertain in various respects, however. See "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

         A purchaser of a grantor trust fractional interest certificate may purchase the grantor trust fractional interest certificate at a cost less than the certificate's allocable portion of the aggregate remaining stated redemption price of the

                                      119

               underlying mortgage loans. In that case, the purchaser will also be required to include in gross income the certificate's daily portions of any original issue discount with respect to those mortgage loans. However, each daily portion will be reduced, if the cost of the grantor trust fractional interest certificate to the purchaser is in excess of the certificate's allocable portion of the aggregate adjusted issue prices of the underlying mortgage loans. The reduction will be approximately in proportion to the ratio that the excess bears to the certificate's allocable portion of the aggregate original issue discount remaining to be accrued on those mortgage loans.

         The adjusted issue price of a mortgage loan on any given day equals the sum of--

         o     the adjusted issue price or the issue price, in the case of the first accrual period, of the mortgage loan at the beginning of the accrual period that includes that day, and

         o     the daily portions of original issue discount for all days during the accrual period prior to that day.

         The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal--

         o     the issue price of the mortgage loan; increased by

         o     the aggregate amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods; and
               reduced by

         o     the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

         In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on--

         o     a prepayment assumption determined when the certificates are offered and sold hereunder and disclosed in the related
               prospectus supplement; and

         o     a constant yield computed using a representative initial offering price for each class of certificates.

         However, neither we nor any other person will make any representation that--

         o     the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate; or

         o     the prepayment assumption will not be challenged by the IRS on audit.

         Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

         Market Discount. If the stripped bond rules do not apply to a grantor trust fractional interest certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a mortgage loan is considered to have been purchased at a market discount. A mortgage loan is considered to have been purchased at a market discount if--

         o     in the case of a mortgage loan issued without original issue discount, it is purchased at a price less than its remaining stated redemption price; or

         o     in the case of a mortgage loan issued with original issue
               discount, it is purchased at a price less than its adjusted issue price.

         If market discount is in excess of a de minimis amount, the holder generally must include in income in each month the amount of the discount that has accrued, under the rules described below, through that month that has not previously been

                                      120

included in income. However, the inclusion will be limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by or, for accrual method certificateholders, due to, the trust in that month. A certificateholder may elect to include market discount in income currently as it accrues, under a constant yield method based on the yield of the certificate to the holder, rather than including it on a deferred basis in accordance with the foregoing. This market discount will be accrued generally on the method described in Section 1272(a)(6) of the Code. The precise means of applying that method is uncertain in various respects, however. See "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

         We recommend that certificateholders consult their own tax advisors concerning accrual of market discount with respect to grantor trust fractional interest certificates. Certificateholders should also refer to the related prospectus supplement to determine whether and in what manner the market discount will apply to the underlying mortgage loans purchased at a market discount.

         To the extent that the underlying mortgage loans provide for periodic payments of stated redemption price, you may be required to include market discount in income at a rate that is not significantly slower than the rate at which that discount would be included in income if it were original issue discount.

         Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

         Further, under the rules described under "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount" above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the underlying mortgage loans.

         Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, which is a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Code to amortize the portion of that premium allocable to mortgage loans originated after September 27, 1985 using a constant yield method. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should--

         o     be allocated among the payments of stated redemption price on the mortgage loan; and

         o     be allowed as a deduction as those payments are made or, for an accrual method certificateholder, due.

         It appears that a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code similar to that described for calculating the accrual of market discount of grantor trust fractional interest certificates, based generally on the method described in
Section 1272(a)(6) of the Code. The precise means of applying that method is uncertain in various respects, however. See "--Grantor Trusts--Taxation of
Owners of Grantor Trust Fractional Interest Certificates--General."

         Taxation of Owners of Grantor Trust Strip Certificates. The "stripped coupon" rules of Section 1286 of the Code will apply to the grantor trust strip certificates. Except as described above under "--Grantor Trust Funds--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond
Rules Apply", no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities, such as the grantor trust strip certificates. Accordingly, we recommend that you consult your tax advisors concerning the method to be used in reporting income or loss with respect to those certificates.

         The Treasury regulations promulgated under the original discount rules do not apply to stripped coupons, although they provide general guidance as to how the original issue discount sections of the Code will be applied.

                                      121

         Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the grantor trust strip certificates based on a constant yield method. In effect, you would include as interest income in each month an amount equal to the product of your adjusted basis in the grantor trust strip certificate at the beginning of that month and the yield of the grantor trust strip certificate to you. This yield would be calculated based on--

         o     the price paid for that grantor trust strip certificate by you;
               and

         o     the projected payments remaining to be made thereon at the time of the purchase; plus

         o     an allocable portion of the projected servicing fees and expenses to be paid with respect to the underlying mortgage loans.

Such yield will accrue generally on the method described in Section 1272(a)(6)
of the Code. The precise means of applying that method is uncertain in various respects, however. See "--Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

         If the method for computing original issue discount under Section
1272(a)(6) results in a negative amount of original issue discount as to any accrual period with respect to a grantor trust strip certificate, the amount of original issue discount allocable to that accrual period will be zero. That is, no current deduction of the negative amount will be allowed to you. You will instead only be permitted to offset that negative amount against future positive original issue discount, if any, attributable to that certificate. Although not free from doubt, it is possible that you may be permitted to deduct a loss to the extent your basis in the certificate exceeds the maximum amount of payments you could ever receive with respect to that certificate. However, any loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to grantor trust certificates with no, or disproportionately small, amounts of principal, which can have negative yields under circumstances that are not default related. See "Risk
Factors--Prepayment Considerations; Variability in Average Life of Offered
Certificates; Special Yield Considerations" above.

         The accrual of income on the grantor trust strip certificates will be significantly slower using a prepayment assumption than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, we currently expect that information returns or reports to the
IRS and certificateholders will be based on--

         o     the prepayment assumption we will disclose in the related
               prospectus supplement; and

         o     a constant yield computed using a representative initial offering price for each class of certificates.

         However, neither we nor any other person will make any representation that--

         o     the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption or at any other rate; or

         o     the prepayment assumption will not be challenged by the IRS on audit.

         We recommend that prospective purchasers of the grantor trust strip certificates consult their tax advisors regarding the use of the prepayment assumption.

         Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

         Sales of Grantor Trust Certificates. Any gain or loss recognized on the sale or exchange of a grantor trust certificate by an investor who holds that certificate as a capital asset, will be capital gain or loss, except as described below. The amount recognized equals the difference between--

         o     the amount realized on the sale or exchange of a grantor trust certificate; and

         o     its adjusted basis.

                                      122

         The adjusted basis of a grantor trust certificate generally will equal--

         o     its cost; increased by

         o     any income reported by the seller, including original issue discount and market discount income; and reduced, but not below zero, by

         o     any and all--

               1.   previously reported losses,

               2.   amortized premium, and

               3.   payments with respect to that grantor trust certificate.

         As of the date of this prospectus, the Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

         Gain or loss from the sale of a grantor trust certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income. Gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code will be treated as ordinary income.

         Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a "conversion transaction" within the meaning of
Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate, at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

         The Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into certain transactions or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

         o     entitle the holder to a specified principal amount;

         o     pay interest at a fixed or variable rate; and

         o     are not convertible into the stock of the issuer or a related party,

         cannot be the subject of a constructive sale for this purpose. Because most grantor trust certificates meet this exception, this Section will not apply to most grantor trust certificates. However, certain grantor trust certificates have no, or a disproportionately small, amount of principal and these certificates can be the subject of a constructive sale.

         Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the relevant taxable year.
This election would be done for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

                                      123

         Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the related tax administrator will furnish or make readily available through electronic means to each holder of a grantor trust certificate with each payment a statement setting forth the amount of the payment allocable to principal on the underlying mortgage loans and to interest thereon at the related pass-through rate. In addition, the related tax administrator will furnish, within a reasonable time after the end of each calendar year, to each person or entity that was the holder of a grantor trust certificate at any time during that year, information regarding--

         o     the amount of servicing compensation received by a master
               servicer or special servicer; and

         o     all other customary factual information the reporting party deems necessary or desirable to enable holders of the related grantor trust certificates to prepare their tax returns.

         The reporting party will furnish comparable information to the IRS as and when required by law to do so.

         Because the rules for accruing discount and amortizing premium with respect to grantor trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the information reports of those items of income and expense. Moreover, those information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

         On June 30, 2002, the IRS published proposed regulations, which will, when effective, establish a reporting framework for interests in widely held fixed investment trusts similar to that for regular interests in REMICs. A widely-held fixed investment trust is defined as any entity that is a United
States person and is classified as a trust under Treasury Regulation Section
301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to--

         o     a custodian of a person's account;

         o     a nominee; and

         o     a broker holding an interest for a customer in street name.

         These regulations are proposed to be effective for calendar years beginning on or after the date that the final regulations are published in the
Federal Register.

         Backup Withholding. In general, the rules described under
"--REMICs--Backup Withholding with Respect to REMIC Certificates" above will also apply to grantor trust certificates.

         Foreign Investors. In general, the discussion with respect to REMIC regular certificates under "--REMICs--Foreign Investors in REMIC Certificates"
above applies to grantor trust certificates. However, unless we otherwise specify in the related prospectus supplement, grantor trust certificates will be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion above, only to the extent the related mortgage loans were originated after July 18, 1984.

         To the extent that interest on a grantor trust certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the certificate is not held in connection with a certificateholder's trade or business in the United States, the certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

REPORTABLE TRANSACTIONS

         Any holder of an offered certificate that reports any item or items of income, gain, expense, or loss in respect of an offered certificate for tax purposes in an amount that differs from the amount reported for book purposes by more than $10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the offered certificates.

                                      124

                        STATE AND OTHER TAX CONSEQUENCES

         In addition to the federal income tax consequences described in
"Federal Income Tax Consequences", potential investors should consider the state and local tax consequences concerning the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, we recommend that prospective investors consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

         Title I of ERISA and Section 4975 of the Code impose various requirements on--

         o     Plans; and

         o     persons that are fiduciaries with respect to Plans,

in connection with the investment of the assets of a Plan. For purposes of this discussion, Plans may include individual retirement accounts and annuities,
Keogh plans and collective investment funds and separate accounts, including as applicable, insurance company general accounts, in which other Plans are invested.

         Governmental plans and, if they have not made an election under Section
410(d) of the Code, church plans, are not subject to ERISA requirements.
However, these plans may be subject to provisions of other applicable federal and state law that are materially similar to the provisions of ERISA and the
Code. Any of those plans which is qualified and exempt from taxation under
Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules in Section 503 of the Code.

         ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of a Plan, including--

         o     investment prudence and diversification; and

         o     compliance with the investing Plan's governing the documents.

         Section 406 of ERISA and Section 4975 of the Code also prohibit a broad range of transactions involving the assets of a Plan and a Party in Interest with respect to that Plan, unless a statutory or administrative exemption exists.

         The types of transactions between Plans and Parties in Interest that are prohibited include--

         o     sales, exchanges or leases of property;

         o     loans or other extensions of credit; and

         o     the furnishing of goods and services.

         Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed under Section 4975 of the Code or a penalty imposed under Section 502(i) of ERISA, unless a statutory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected
Plan for any losses realized by that Plan or profits realized by those persons.
In addition, individual retirement accounts involved in the prohibited transaction may be disqualified, which would result in adverse tax consequences to the owner of the account.

                                      125

PLAN ASSET REGULATIONS

         A Plan's investment in offered certificates may cause the underlying mortgage assets and other assets of the related trust to be deemed assets of that Plan. The Plan Asset Regulations provide that when a Plan acquires an equity interest in an entity, the assets of that Plan or arrangement include both that equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. One such exception occurs when the equity participation in the entity by benefit plan investors, which include both Plans and some employee benefit plans not subject to ERISA, is not significant. The equity participation by benefit plan investors will be significant on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. The percentage owned by benefit plan investors is determined by excluding the investments of the following persons--

         o     those with discretionary authority or control over the assets of the entity;

         o     those who provide investment advice directly or indirectly for a fee with respect to the assets of the entity; and

         o     those who are affiliates of the persons described in the
               preceding two bullets.

         In the case of one of our trusts, investments by us, by the related trustee, the related master servicer, the related special servicer or any other party with discretionary authority over the related trust assets, or by the affiliates of these persons, will be excluded.

         A fiduciary of an investing Plan is any person who--

         o     has discretionary authority or control over the management or disposition of the assets of that Plan; or

         o     provides investment advice with respect to the assets of that
               Plan for a fee.

         If the mortgages and other assets included in one of our trusts are
Plan assets, then any party exercising management or discretionary control regarding those assets, such as the related trustee, master servicer or special servicer, or affiliates of any of these parties, may be--

         o     deemed to be a fiduciary with respect to the investing Plan; and

         o     subject to the fiduciary responsibility provisions of ERISA.

         In addition, if the mortgages and other assets included in one of our trusts are Plan assets, then the operation of that trust may involve prohibited transactions under ERISA or the Code. For example, if a borrower with respect to a mortgage loan in that trust is a Party in Interest to an investing Plan, then the purchase by that Plan of offered certificates evidencing interests in that trust, could be a prohibited loan between that Plan and the Party in Interest.

         The Plan Asset Regulations provide that where a Plan purchases a
"guaranteed governmental mortgage pool certificate," the assets of that Plan include the certificate but do not include any of the mortgages underlying the certificate. The Plan Asset Regulations include in the definition of a
"guaranteed governmental mortgage pool certificate" some certificates issued and/or guaranteed by Freddie Mac, Ginnie Mae, Fannie Mae, or Farmer Mac.
Accordingly, even if these types of mortgaged-backed securities were deemed to be assets of a Plan, the underlying mortgages would not be treated as assets of that Plan. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset
Regulations.

         In addition, the acquisition or holding of offered certificates by or on behalf of a Plan could give rise to a prohibited transaction if we or the related trustee, master servicer or special servicer or any related underwriter, sub-servicer, tax administrator, manager, borrower or obligor under any credit enhancement mechanism, or one of their affiliates, is or becomes a Party in
Interest with respect to an investing Plan.

         If you are the fiduciary of a Plan, you should consult your counsel and review the ERISA discussion in the related prospectus supplement before purchasing any offered certificates.

                                      126

UNDERWRITER'S EXEMPTION

         It is expected that Credit Suisse First Boston LLC will be the sole, lead or co-lead underwriter in each underwritten offering of certificates made by this prospectus. The U.S. Department of Labor issued PTE 89-90 to a predecessor in interest to Credit Suisse First Boston LLC. Subject to the satisfaction of the conditions specified in that exemption, as amended, including by PTE 97-34, PTE 2000-58 and PTE 2002-41, PTE 89-90 generally exempts from the application of the prohibited transaction provisions of ERISA and the
Code, various transactions relating to, among other things--

         o     the servicing and operation of some mortgage assets pools, such as the types of mortgage asset pools that will be included in our trusts; and

         o     the purchase, sale and holding of some certificates evidencing interests in those pools that are underwritten by Credit Suisse
               First Boston LLC or any person affiliated with Credit Suisse
               First Boston LLC, such as particular classes of the offered certificates.

         The related prospectus supplement will state whether PTE 89-90 or other similar exemption is or may be available with respect to any offered certificates underwritten by Credit Suisse First Boston LLC or other underwriters.

INSURANCE COMPANY GENERAL ACCOUNTS

         The Small Business Job Protection Act of 1996 added a new Section
401(c) to ERISA, which provides relief from the fiduciary and prohibited transaction provisions of ERISA and the Code for transactions involving an insurance company general account. This relief is in addition to any exemption that may be available under PTCE 95-60 for the purchase and holding of certain classes of offered certificates by an insurance company general account.

         Under Section 401(c) of ERISA, the U.S. Department of Labor issued a final regulation on January 5, 2000, providing guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets are Plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be Plan assets.

         Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to a Plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the final regulation under Section 401(c) of
ERISA, may be treated as Plan assets. In addition, because Section 401(c) of
ERISA and the regulation issued under Section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as Plan assets, invested in the separate account. If you are an insurance company are contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of
Section 401(c) of ERISA and PTCE 95-60.

CONSULTATION WITH COUNSEL

         If you are a fiduciary for a Plan and you intend to purchase offered certificates on behalf of or with assets of that Plan, you should--

         o     consider your general fiduciary obligations under ERISA; and

         o     consult with your legal counsel as to--

               1.   the potential applicability of ERISA and the Code to
                    investment, and

               2.   the availability of any prohibited transaction exemption in connection with investment.

TAX EXEMPT INVESTORS

         A Plan that is exempt from federal income taxation under Section 501 of the Code will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of Section 512 of the Code.

                                      127

                                LEGAL INVESTMENT

         If so specified in the Prospectus Supplement, certain Classes of offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA").
Generally, the only Classes of offered certificates which will qualify as
"mortgage related securities" will be those that (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a
Trust Fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those offered certificates not qualifying as "mortgage related securities" for purposes of SMMEA ("Non-SMMEA offered certificates")
under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such offered certificates, may be subject to significant interpretive uncertainties. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA offered certificates constitute legal investments for them.

         Those classes of offered certificates qualifying as "mortgage related securities" will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

         Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut off for those enactments, limiting to various extents the ability of certain entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, offered certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September
23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state regulated entities in those types of offered certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in offered certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

         SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell, or otherwise deal in
"mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe.
In this connection, the Office of the Comptroller of the Currency (the "OCC")
has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in
12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. ss. 1.2(m) to include certain "commercial mortgage related securities." As so defined,
"commercial mortgage related security" means, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any of the offered certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The National Credit
Union Administration (the "NCUA") has adopted rules, codified at 12 C.F.R. Part
703, which permit federal credit unions to invest in "mortgage related securities," other than stripped mortgage related securities (unless the credit union complies with the requirements of 12 C.F.R. ss. 703.16(e) for investing in those securities), residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's "investment pilot program" under 12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions"
may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss. 742.4(b)(2). The Office of Thrift Supervision (the
"OTS") has issued Thrift Bulletin 13a (December 1, 1998), "Management of
Interest Rate Risk, Investment Securities,

                                      128

and Derivatives Activities," and Thrift Bulletin 73a (December 18, 2001),
"Investing in Complex Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

         All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment
Securities and End User Derivatives Activities" (the "1998 Policy Statement") of
the Federal Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal
Deposit Insurance Corporation and the OTS, effective May 26, 1998, and by the
NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks
(including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass through securities and mortgage derivative products) used for investment purposes.

         Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any offered certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of SMMEA).

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage of assets limits, provisions which may restrict or prohibit investment in securities which are not
"interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book entry form, provisions which may restrict or prohibit investments in securities which are issued in book entry form.

         Except as to the status of certain classes of the offered certificates as "mortgage related securities," no representations are made as to the proper characterization of the offered certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase offered certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the offered certificates) may adversely affect the liquidity of the offered certificates.

         Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments or are subject to investment, capital, or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                              PLAN OF DISTRIBUTION

         The certificates offered by this prospectus and the related prospectus supplements will be offered in series through one or more of the methods described in the next paragraph. The prospectus supplement prepared for the offered certificates of each series will describe the method of offering being utilized for those certificates and will state the net proceeds to us from the sale of those certificates.

         We intend that offered certificates will be offered through the following methods from time to time. We further intend that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. The methods are as follows--

         o     by negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters which may include one of our affiliate corporations, Credit Suisse First Boston LLC, as specified in the related prospectus supplement;

         o     by placements by us with institutional investors through dealers;
               and

         o     by direct placements by us with institutional investors.

         In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the mortgage assets that would back those certificates. Furthermore, the related trust assets

                                      129

for any series of offered certificates may include other securities, the offering of which was registered under the registration statement of which this prospectus is a part.

         If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the offered certificates will be acquired by the underwriters for their own account. These certificates may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be described on the cover of the prospectus supplement relating to the series and the members of the underwriting syndicate, if any, will be named in the relevant prospectus supplement.

         Underwriters may receive compensation from us or from purchasers of the offered certificates in the form of discounts, concessions or commissions.
Underwriters and dealers participating in the distribution of the offered certificates may be deemed to be underwriters in connection with those certificates. In addition, any discounts or commissions received by them from us and any profit on the resale of those offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

         It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that--

         o     the obligations of the underwriters will be subject to various conditions precedent;

         o     the underwriters will be obligated to purchase all the
               certificates if any are purchased, other than in connection with an underwriting on a best efforts basis; and

         o     in limited circumstances, we will indemnify the several
               underwriters and the underwriters will indemnify us against civil liabilities relating to disclosure in our registration statement, this prospectus or any of the related prospectus supplements, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made with respect to any liabilities.

         The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between us and purchasers of offered certificates of that series.

         We anticipate that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be
"underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates should consult with their legal advisors in this regard prior to any reoffer or sale.

                                  LEGAL MATTERS

         Unless otherwise specified in the related prospectus supplement, particular legal matters in connection with the certificates of each series, including some federal income tax consequences, will be passed upon for us by--

         o     Cadwalader, Wickersham & Taft LLP; or

         o     Sidley Austin Brown & Wood LLP.

                              FINANCIAL INFORMATION

         A new trust will be formed with respect to each series of offered certificates. None of those trusts will engage in any business activities or have any assets or obligations prior to the issuance of the related series of offered certificates. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the related prospectus supplement. We have determined that our financial statements will not be material to the offering of any offered certificates.

                                      130

                                     RATING

         It is a condition to the issuance of any class of offered certificates that, at the time of issuance, at least one nationally recognized statistical rating organization has rated those certificates in one of its generic rating categories which signifies investment grade. Typically, the four highest rating categories, within which there may be sub-categories or gradations indicating relative standing, signify investment grade.

         Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all payments of interest and/or principal to which they are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage assets and the credit quality of any third-party credit enhancer. The rating(s) on a class of offered certificates will not represent any assessment of--

         o     whether the price paid for those certificates is fair;

         o     whether those certificates are a suitable investment for any particular investor;

         o     the tax attributes of those certificates or of the related trust;

         o     the yield to maturity or, if they have principal balances, the average life of those certificates;

         o     the likelihood or frequency of prepayments of principal on the underlying mortgage loans;

         o     the degree to which the amount or frequency of prepayments on the underlying mortgage loans might differ from those originally anticipated;

         o     whether or to what extent the interest payable on those
               certificates may be reduced in connection with interest
               shortfalls resulting from the timing of voluntary prepayments;

         o     the likelihood that any amounts other than interest at the related mortgage interest rates and principal will be received with respect to the underlying mortgage loans; or

         o     if those certificates provide solely or primarily for payments of interest, whether the holders, despite receiving all payments of interest to which they are entitled, would ultimately recover their initial investments in those certificates.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                      131

                                    GLOSSARY

         The following capitalized terms will have the respective meanings assigned to them in this "Glossary" section whenever they are used in this prospectus.

         "ADA" means the Americans with Disabilities Act of 1990, as amended.

         "CERCLA" means the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee Report" means the Conference Committee Report accompanying the Tax Reform Act of 1986.

         "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-scheduled principal balance of a pool of mortgage loans for the life of those loans.

         "Disqualified Organization" means--

         o     the United States;

         o     any State or political subdivision of the United States;

         o     any foreign government;

         o     any international organization;

         o     any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac;

         o     any organization, other than a cooperative described in Section
               521 of the Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section 511 of the Code;
               or

         o     any organization described in Section 1381(a)(2)(C) of the Code.

         "Electing Large Partnership" means any partnership having more than 100 members during the preceding tax year which elects to apply simplified reporting provisions under the Code, except for some service partnerships and commodity pools.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

         "Euroclear Operator" means Euroclear Bank, Brussels, Belgium office, as operator of the Euroclear System.

         "Euroclear Terms and Conditions" means the Terms and Conditions
Governing Use of Euroclear and the related Operating Procedures of the Euroclear
System and, to the extent that it applies to the operation of the Euroclear
System, Belgian law.

         "Fannie Mae" means the Federal National Mortgage Association.

         "Farmer Mac" means the Federal Agricultural Mortgage Corporation.

         "FDIC" means the Federal Deposit Insurance Corporation.

         "Financial Intermediary" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains an account of a beneficial owner of securities.

         "Freddie Mac" means the Federal Home Loan Mortgage Corporation.

                                      132

         "Ginnie Mae" means the Government National Mortgage Association.

         "Governing Document" means the pooling and servicing agreement or other similar agreement or collection of agreements, which governs the issuance of a series of offered certificates.

         "IRS" means the Internal Revenue Service.

         "Lender Liability Act" means the Asset Conservation, Lender Liability and Deposit Insurance Act of 1996, as amended.

         "Net Income From Foreclosure Property" means income from foreclosure property other than qualifying rents and other qualifying income for a REIT.

         "NCUA" means the National Credit Union Administration.

         "OCC" means the Office of the Comptroller of the Currency.

         "OTS" means the Office of Thrift Supervision.

         "Party in Interest" means any person that is a "party in interest"
within the meaning of ERISA or a "disqualified person" within the meaning of the
Code.

         "Pass-Through Entity" means any--

         o     regulated investment company;

         o     real estate investment trust;

         o     trust;

         o     partnership; or

         o     other entities described in Section 860E(e)(6) of the Internal
               Revenue Code.

         "Plan" means any retirement plan or other employee benefit plan, arrangement or account that is subject to the fiduciary responsibility provisions of the ERISA or Section 4975 of the Code.

         "Plan Asset Regulations" means the regulations of the U.S. Department of Labor promulgated under ERISA relating to what constitutes assets of a Plan.

         "PTCE" means a prohibited transaction class exemption issued by the
U.S. Department of Labor.

         "PTE" means a prohibited transaction exemption issued by the U.S.
Department of Labor.

         "REIT" means a real estate investment trust within the meaning of
Section 856(a) of the Code.

         "Relief Act" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and
Sections 860A through 860G of the Code.

         "SEC" means the Securities and Exchange Commission.

         "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

         "SPA" means standard prepayment assumption.

                                      133

         "UCC" means, for any jurisdiction, the Uniform Commercial Code as in effect in that jurisdiction.

         "U.S. Person" means--

         o     a citizen or resident of the United States;

         o     a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the
               District of Columbia;

         o     an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

         o     a trust as to which--

               1.   a court in the United States is able to exercise primary
                    supervision over the administration of the trust, and

               2.   one or more United States persons have the authority to
                    control all substantial decisions of the trust.

In addition, to the extent provided in the Treasury Regulations, a trust will be a U.S. Person if it was in existence on August 20, 1996 and it elected to be treated as a U.S. Person.

                                      134

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12.  301 YAMATO ROAD
     BOCA RATON, FL

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27.  CHARTER OAK MARKETPLACE
     HARTFORD, CT

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3.   HILTON GASLAMP QUARTER HOTEL
     SAN DIEGO, CA

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6.   MANSIONS AT RIDGEVIEW RANCH
     PLANO, TX

[TURNPIKE PLAZA PICTURE OMITTED]

6.   TURNPIKE PLAZA
     NEWINGTON, CT

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7.   EXCHANGE AT GAINESVILLE APARTMENTS
     GAINESVILLE, FL

[THE OAKS SHOPPING CENTER PICTURE OMITTED]

19.  THE OAKS SHOPPING CENTER
     MURFREESBORO, TN

[AMERICAN TWINE OFFICE PARK PICTURE OMITTED]

28.  AMERICAN TWINE OFFICE PARK
     CAMBRIDGE, MA

[COURTYARD CLEVELAND WESTLAKE PICTURE OMITTED]

4B.  COURTYARD CLEVELAND WESTLAKE
     WESTLAKE, OH

[THE ATRIUM AT ST. FRANCIS PICTURE OMITTED]

8.   THE ATRIUM AT ST. FRANCIS
     POUGHKEEPSIE, NY

[MIDWAY SHOPPING CENTER PICTURE OMITTED]

10.  MIDWAY SHOPPING CENTER
     ST. PAUL, MN

     The attached diskette contains one spreadsheet file that can be put on a user-specified hard drive or network drive. This spreadsheet file is "CSFBMSC
2005-C4.xls." The spreadsheet file "CSFBMSC 2005-C4.xls" is a Microsoft
Excel(1), Version 5.0 spreadsheet. The spreadsheet file provides, in electronic format, statistical information that is used to present the information presented in and on Exhibits A-1 and A-2 to this prospectus supplement. Defined terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in the glossary to this prospectus supplement. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this prospectus supplement. Prospective investors are strongly urged to read this prospectus supplement and accompanying prospectus in its entirety prior to accessing the spreadsheet file.

---------
(1)   Microsoft Excel is a registered trademark of Microsoft Corporation.